UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22167

Allianz Funds Multi-Strategy Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna

1633 Broadway, New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: November 30, 2015

Date of reporting period: May 31, 2015

Item 1. Report to Shareholders

Allianz Multi-Strategy Funds

SHARE CLASSES A, B, C, D, R, P, INSTITUTIONAL, R6, ADMINISTRATIVE

Semiannual Report

May 31, 2015

AllianzGI Retirement 2015 Fund

AllianzGI Retirement 2020 Fund

AllianzGI Retirement 2025 Fund

AllianzGI Retirement 2030 Fund

AllianzGI Retirement 2035 Fund

AllianzGI Retirement 2040 Fund

AllianzGI Retirement 2045 Fund

AllianzGI Retirement 2050 Fund

AllianzGI Retirement 2055 Fund

AllianzGI Retirement Income Fund

AllianzGI Global Allocation Fund

AllianzGI Global Dynamic Allocation Fund (formerly AllianzGI Global Growth Allocation Fund)

AllianzGI Global Megatrends Fund

AllianzGI Behavioral Advantage Large Cap Fund

AllianzGI Best Styles Emerging Markets Equity Fund

AllianzGI Best Styles Global Equity Fund

AllianzGI Best Styles International Equity Fund

AllianzGI Best Styles U.S. Equity Fund

AllianzGI China Equity Fund

AllianzGI Convertible Fund

AllianzGI Emerging Markets Consumer Fund

AllianzGI Emerging Markets Debt Fund

AllianzGI Emerging Markets Small-Cap Fund

AllianzGI Europe Equity Dividend Fund

AllianzGI Global Fundamental Strategy Fund

AllianzGI Global Managed Volatility Fund

AllianzGI Global Sustainability Fund

AllianzGI Global Water Fund

AllianzGI High Yield Bond Fund

AllianzGI International Growth Fund

AllianzGI International Small-Cap Fund

AllianzGI Micro Cap Fund

AllianzGI Multi-Asset Real Return Fund

AllianzGI NFJ Emerging Markets Value Fund

AllianzGI NFJ Global Dividend Value Fund

AllianzGI NFJ International Small-Cap Value Fund

AllianzGI NFJ International Value II Fund

AllianzGI Short Duration High Income Fund

AllianzGI Structured Return Fund

AllianzGI U.S. Equity Hedged Fund

AllianzGI U.S. Small-Cap Growth Fund

AllianzGI Ultra Micro Cap Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Multi-Strategy Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectuses and summary prospectuses. Please read the prospectus carefully before you invest or send money.

Receive this report electronically and eliminate paper mailings.

To enroll, go to http://us.allianzgi.com/edelivery.

2–3	Letter from the President
4–105	Fund Summaries
106-107	Important Information
108-111	Benchmark Descriptions
112-166	Schedules of Investments
168-183	Statements of Assets and Liabilities
184-199	Statements of Operations
200-216	Statements of Changes in Net Assets
218-281	Financial Highlights
282-368	Notes to Financial Statements
369	Shareholder Meeting Results/Changes to Board of Trustees
370-375	Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements
376-377	Privacy Policy

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, smaller company risk, non-US investment risk, focused investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, counterparty risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. AllianzGI target-date funds seek to manage risk and return by blending two separately-managed portfolios: a return-generating portfolio for growth potential, and a defensive portfolio for principal protection. The balance grows increasingly defensive over time until the target date is reached, after which the Fund’s assets roll into a retirement income strategy. The principal values of the Funds are not guaranteed at any time, including the target date. Please refer to the Fund’s applicable current prospectus for complete details.

Letter from the President

Julian Sluyters

President & CEO

Dear Shareholder,

Despite the US economy experiencing a setback in early 2015, the US stock market posted a positive return during the six-month fiscal reporting period ended May 31, 2015. While there were expectations that bond yields would move higher — and prices lower — the US bond market generated a modest gain during the reporting period.

Six Months in Review

For the six-month fiscal reporting period ended May 31, 2015, US stocks, as measured by the Standard & Poor’s 500 Index, rose 2.97%. Two measures of stock performance in developed international and global markets, the MSCI EAFE (Europe, Australasia and Far East) Index and the MSCI World Index, returned 4.84% and 3.38%, respectively, in dollar-denominated terms. Elsewhere, the MSCI Emerging Markets Index gained 0.82%.

With respect to bonds, the Barclays US Credit Index returned 0.99%, whereas the Barclays Global High Yield Index rose 0.64%. The Barclays US Government Bond Index returned 1.06%, while the broader bond market index, as measured by the Barclays US Aggregate Bond Index, gained 1.09%. The Barclays Global Aggregate Index fell by 3.3%.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at an annual pace of 2.2% during the fourth quarter of 2014. The US economy then contracted during the first quarter of 2015, as the US Commerce Department reported that GDP fell at an annual pace of 0.2%.

The Federal Reserve (the “Fed”) maintained an accommodative monetary policy during the reporting period, but it appeared to move closer to its first rate hike in nine years. At its March 2015 meeting, the Fed eliminated the word “patient” from its official statement regarding when it may start raising rates. Then, at its meeting that concluded on June 17, 2015, after the reporting period had ended, the Fed said that it “…currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

2	May 31, 2015 |	Semiannual Report

Outlook

For the second time in two years, the US economy stumbled during the first quarter. In both cases, this was partially attributed to extreme winter weather. Whether we see the type of snapback in 2015 that we saw in 2014 is subject to debate. One factor that is likely to play a pivotal role is consumer spending. Despite lower oil prices, a significant job recovery and stronger personal balance sheets than a few years ago, consumer spending during the first quarter of 2015 grew at a tepid pace. In our view, we should experience an uptick in spending in the coming quarters. In terms of the Fed and the projected start of interest rate “liftoff,” we believe Federal Reserve Chair Janet Yellen will be true to her word, as she said in late May, “…if the economy continues to improve as I expect, I think it will be appropriate at some point this year to take the initial step to raise the federal funds rate target and begin the process of normalizing monetary policy… After we begin raising the federal funds rate, I anticipate that the pace of normalization is likely to be gradual.”

On behalf of Allianz Global Investors Fund Management and our Sub-Advisers, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Julian Sluyters

President & Chief Executive Officer

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings.

To enroll, go to http://us.allianzgi.com/edelivery.

Semiannual Report	| May 31, 2015	3

Unaudited

AllianzGI Target-Date Funds*

For the period of December 1, 2014 through May 31, 2015, as provided by the Multi-Asset US Group.

Fund Insights

For the reporting period ended May 31, 2015, all AllianzGI Target-Date Funds produced positive absolute returns. Each of the Funds underperformed its respective benchmark index (Morningstar Lifetime Conservative series) for the period.

Market Overview

For the six-month period of December 1, 2014 through May 31, 2015, global equities outperformed global bonds with developed country equities leading emerging market equities by more than 3%. In fixed income, global bonds fell 3.3% for the period as measured by the Barclays Global Aggregate Index. However, in the US, as uncertainty about the Fed’s future policy decisions persisted, yields on the 10-year Treasury fell marginally for the period and broad US bonds returned 1.1% as measured by the Barclays US Aggregate Bond Index.

Certain themes from late 2014 persisted in the period, including the continued strength of the US dollar against most major currencies. For the period, one of the best performing assets was the trade-weighted dollar, which returned 10.2%. On the other hand, commodities, led by energy, continued to weaken: commodities remained one of the worst performing asset classes, returning -10.6% for the period as measured by the Bloomberg Commodity Index.

Mid-April marked a period of dislocations across markets. A sell-off in European bonds, most notably in German bunds, which produced swings in bond yields globally, contributed to broad market volatility. The US dollar fell against every major developed market currency and most emerging market currencies in April, while the euro appreciated by 4.6% for the month. In commodities, oil entered positive territory for the year in mid-April, contributing to the perception of stability in oil prices. These events and trends culminated in a renewed focus on inflationary—as opposed to deflationary—trends in the global economy and a pickup in inflation expectations.

Mid-April Market Volatility

The magnitude and rapid pace of the move in European bond yields in late April was unprecedented. The spike in yields was most pronounced in German bunds, with the 10-year yield increasing from a low on April 17, 2015 of 0.05% to a high of 0.78% on May 7, 2015. Several factors contributed to the move, including speculation of tapering on the part of the European Central Bank (“ECB”) on the back of stronger macroeconomic data throughout the region. Concerns about the ability of Greece to reach a deal with the Eurogroup over its obligations to the International Monetary Fund (“IMF”) and other creditors intensified through April and early May, further contributing to bond market volatility. Stronger inflation data released in mid-April, including an increase in the Eurozone Aggregate Consumer Price Index of 1.1% month over month—nearly two times the increase of the previous month—contributed to higher inflation expectations, which in turn paved the way for higher yields. The increase in yields was not limited to Europe. Through mid-May, the US yield curve steepened as rates followed European yields higher and the US 10-year Treasury hit a high for the six-month period of 2.4% on May 12, 2015.

Currencies also underwent a temporary correction in April. The trade-weighted dollar suffered its first monthly decline since July 2014. For the month, the trade-weighted dollar fell 3.8%. In connection with the spike in yields on European bonds and the more solid inflation data, the euro increased more than 6% from its low in mid-April to the end of the month. However, in May, the dollar once again strengthened against all major currencies and the euro resumed its weaker trend against the dollar, falling 2.1%.

The Return of Inflation after Disinflation

Despite significant volatility during the period including a low close to $43 in mid-March, the price of WTI crude stabilized in the $58-60/barrel range by mid-April, leading to a jump in inflation expectations. For example, in late April, one of the Fed’s preferred market based inflation gauges, the 5 year/5 year forward breakeven inflation level from the Treasury Inflation Protected Securities (“TIPS”) market moved above the 2% threshold suggesting that, while short term inflation expectations still lag, the 5-year inflation expectation had reached—and exceeded—the Fed’s inflation target. In the context of moderate global growth, stable energy prices and initial increases in core consumer price inflation, overall inflation expectations inched closer to central bank targets during the period. This may finally signal the dawn of a new era of inflation.

Portfolio Review

Effective April 1, 2015, the Funds’ benchmark index changed from the Real Return Target series (white label) to the Morningstar Lifetime Conservative series, as the portfolio managers consider Morningstar Lifetime Conservative series to be a better representation of the Funds’ investment strategies. Previously, the Real Return Target series replaced the Dow Jones Real Retirement series. This change was due to a decision by the index provider to discontinue the index. With this mid-period change, differences between the two benchmarks should be considered for purposes of performance comparison.

Relative to the benchmark index, the Funds were underweight nominal bonds and overweight US inflation linked securities, while exposure to global equities was roughly in line with the benchmark. Within fixed income, the Funds were positioned with an overweight to credit and underweight to duration. Within global equities, the Funds were also overweight developed large-cap equities outside the US and were underweight US small-cap equities. The Funds also held opportunistic asset classes such as real estate, commodities and managed futures.

In the fixed income portion of each Fund’s portfolio, performance trailed the benchmark primarily due to an emphasis on inflation linked securities, which trailed nominal treasuries over the full period. Each Fund’s portfolio benefited from the nominal portion of the portfolio, with an emphasis on credit related exposure through the AllianzGI Short Duration High Income Fund (+3%) and PIMCO Income Fund (+2%), which contributed to results.

4	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI Target-Date Funds (cont’d)

In the equity portion of each Fund’s portfolio, allocation and selection effects ultimately detracted from the Funds’ overall relative result. In the US equity exposure, an underweight to small-cap equities relative to the benchmark index detracted from relative performance as small-caps outperformed the broader market. Outside the US, the Funds’ overweight to developed markets contributed to the Funds’ results. However, selection in emerging market equities detracted.

The Funds’ exposure to opportunistic asset classes, including commodities, detracted from results over the period. Partially offsetting this were positive contributions from exposure to global Real Estate Investment Trusts (REITs) and commodity-related equities, which posted positive results over the period.

In aggregate, the Funds’ emphasis on TIPS within the fixed income component and an underweight to small-cap stocks in the US detracted from relative results over the period. The AllianzGI Target-Date Funds place a strong emphasis on the Department of Labor’s guidelines for a Qualified Default Investment Alternative (“QDIA”), which contains language such as “to be diversified as to minimize the risk of large losses.” It is within this framework that the Funds continue to emphasize diversification in the portfolio construction process as well as to include commodities, real estate, convertible bonds, floating rate debt, frontier market equities, and emerging market bonds to provide potential benefits to clients’ retirement assets.

Outlook

We expect that the volatility experienced in the period will continue for the rest of 2015. Overall, we continue to expect global growth to slow in 2015 compared to 2014. Despite some softness in the US economy in the period, we expect the growth differential between the US and other developed countries to persist.

The objective of recent changes to the portfolios has been to further insulate them from risks. The Funds remain overweight US equities compared to other developed countries. Part of the international equity exposure remains dollar-hedged, reflecting our view that the USD will continue to benefit from divergent monetary policies and divergent GDP growth. We maintain the Funds’ exposure to frontier-market equities to help further diversify the portfolios.

On interest rates, the biggest question mark for 2015 continues to be the direction, magnitude and timing of short-term interest rate moves, especially in the US, and the overall steepness of the US yield curve. As a result of such uncertainty, we added some duration back into the portfolios through TIPS and US credit (investment grade and high yield). This is partly a way to express our view that core inflation expectations in the US have most likely bottomed. However, even with such changes, we remain close to benchmark duration.

We continue to see an important role for credit in the portfolios. If interest rates remain low or decline further, high yield and investment-grade credit are among the few remaining sectors that can earn income. In the event that US interest rates rise, it will likely be a result of improved economic fundamentals and pickup in inflation, which should benefit US companies. We remain overweight credit strategies that will benefit in a rising interest rate environment.

We remain underweight commodities and REITs. In commodities, we reduced exposure to energy futures during the period. We continue to hold commodity equities, however, and have benefitted during certain periods of commodity-price shocks, when commodity equities behave more like “equities” and less like “commodity futures,” as occurred in the first part of the period.

While the aforementioned risks loom large, the goal of our recent changes is to move closer to having all-weather portfolios that will be able to better withstand the ongoing volatility in oil and other commodity prices, the uncertainty surrounding short-term interest rates, and the slow overall global economic growth that may potentially impact equities. We remain vigilant and ready to respond if markets evolve in a different direction.

* The “Target-Date Funds” are the AllianzGI Retirement 2015 Fund, the AllianzGI Retirement 2020 Fund, the AllianzGI Retirement 2025 Fund, the AllianzGI Retirement 2030 Fund, the AllianzGI Retirement 2035 Fund, the AllianzGI Retirement 2040 Fund, the AllianzGI Retirement 2045 Fund, the AllianzGI Retirement 2050 Fund, and the AllianzGI Retirement 2055 Fund.

Semiannual Report	| May 31, 2015	5

Unaudited

AllianzGI Retirement 2015 Fund

Average Annual Total Return for the period ended May 31, 2015

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2015 Fund Class A	0.50%	0.55%	5.77%	8.06%
AllianzGI Retirement 2015 Fund Class A (adjusted)	–5.03%	–4.98%	4.58%	7.11%
AllianzGI Retirement 2015 Fund Class C	0.08%	–0.22%	4.97%	7.24%
AllianzGI Retirement 2015 Fund Class C (adjusted)	–0.89%	–1.19%	4.97%	7.24%
AllianzGI Retirement 2015 Fund Class D	0.47%	0.47%	5.68%	8.00%
AllianzGI Retirement 2015 Fund Class R	0.30%	0.20%	5.43%	7.74%
AllianzGI Retirement 2015 Fund Class P	0.66%	0.86%	6.06%	8.35%
AllianzGI Retirement 2015 Fund Class R6	0.69%	0.94%	6.16%	8.45%
AllianzGI Retirement 2015 Fund Administrative Class	0.49%	0.54%	5.80%	8.10%
Morningstar Lifetime Conservative 2015 Index	0.65%	1.75%	7.43%	8.45%
Real Return Target 2015 Index**	0.30%	–0.15%	5.67%	7.23%
Lipper Mixed-Asset Target 2015 Funds Average	1.68%	3.41%	8.11%	9.87%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

* Cumulative return

** Effective April 1, 2015, the Funds’ benchmark index changed from the Real Return Target series (white label) to the Morningstar Lifetime Conservative series, as the Morningstar Lifetime Conservative series is considered to be a better representation of the Funds’ investment strategies. Previously, the Real Return Target series replaced the Dow Jones Real Retirement series. This change was due to a decision by the index provider to discontinue the Index. With this mid-period change, differences between the two benchmarks should be considered for purposes of performance comparison.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.16% for Class A shares, 1.91% for Class C shares, 1.16% for Class D shares, 1.41% for Class R shares, 0.76% for Class P shares, 0.66% for Class R6 shares and 1.01% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 0.97% for Class A shares, 1.72% for Class C shares, 1.07% for Class D shares, 1.32% for Class R shares, 0.67% for Class P shares, 0.57% for Class R6 shares and 0.92% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

6	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI Retirement 2015 Fund (cont’d)

Cumulative Returns Through May 31, 2015

Fund Allocation (as of May 31, 2015)

PIMCO Broad U.S. TIPS Index	16.8%
PIMCO Income	12.6%
AllianzGI Best Styles U.S. Equity	12.0%
PIMCO Mortgage Opportunities	9.1%
AllianzGI Short Duration High Income	8.6%
PIMCO 15+ Year U.S. TIPS Index	4.7%
PIMCO Long-Term Credit	4.1%
AllianzGI Best Styles International Equity	3.9%
Other	27.8%
Cash & Equivalents — Net	0.4%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,005.00	$1,000.80	$1,004.70	$1,003.00	$1,006.60	$1,006.90	$1,004.90
Expenses Paid During Period	$2.50	$6.24	$3.00	$4.29	$1.05	$0.45	$2.25

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,022.44	$1,018.70	$1,021.94	$1,020.64	$1,023.88	$1,024.48	$1,022.69
Expenses Paid During Period	$2.52	$6.29	$3.02	$4.33	$1.06	$0.45	$2.27

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.50% for Class A, 1.25% for Class C, 0.60% for Class D, 0.86% for Class R, 0.21% for Class P, 0.09% for Class R6 and 0.45% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	| May 31, 2015	7

Unaudited

AllianzGI Retirement 2020 Fund

Average Annual Total Return for the period ended May 31, 2015

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2020 Fund Class A	0.25%	0.04%	5.93%	8.28%
AllianzGI Retirement 2020 Fund Class A (adjusted)	–5.27%	–5.46%	4.74%	7.33%
AllianzGI Retirement 2020 Fund Class C	–0.15%	–0.75%	5.11%	7.45%
AllianzGI Retirement 2020 Fund Class C (adjusted)	–1.12%	–1.72%	5.11%	7.45%
AllianzGI Retirement 2020 Fund Class D	0.19%	–0.06%	5.84%	8.21%
AllianzGI Retirement 2020 Fund Class R	0.07%	–0.33%	5.58%	7.95%
AllianzGI Retirement 2020 Fund Class P	0.43%	0.33%	6.22%	8.56%
AllianzGI Retirement 2020 Fund Class R6	0.45%	0.40%	6.32%	8.66%
AllianzGI Retirement 2020 Fund Administrative Class	0.26%	0.06%	5.96%	8.32%
Morningstar Lifetime Conservative 2020 Index	0.83%	2.16%	8.18%	9.35%
Real Return Target 2020 Index**	0.36%	0.00%	5.97%	7.64%
Lipper Mixed-Asset Target 2020 Funds Average	1.97%	3.98%	8.55%	10.27%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

* Cumulative return

** Effective April 1, 2015, the Funds’ benchmark index changed from the Real Return Target series (white label) to the Morningstar Lifetime Conservative series, as the Morningstar Lifetime Conservative series is considered to be a better representation of the Funds’ investment strategies. Previously, the Real Return Target series replaced the Dow Jones Real Retirement series. This change was due to a decision by the index provider to discontinue the Index. With this mid-period change, differences between the two benchmarks should be considered for purposes of performance comparison.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.17% for Class A shares, 1.92% for Class C shares, 1.17% for Class D shares, 1.42% for Class R shares, 0.77% for Class P shares, 0.67% for Class R6 shares and 1.02% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 0.99% for Class A shares, 1.74% for Class C shares, 1.09% for Class D shares, 1.34% for Class R shares, 0.69% for Class P shares, 0.59% for Class R6 shares and 0.94% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

8	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI Retirement 2020 Fund (cont’d)

Cumulative Returns Through May 31, 2015

Fund Allocation (as of May 31, 2015)

PIMCO Board U.S. TIPS Index	16.6%
PIMCO Income	12.4%
AllianzGI Best Styles U.S. Equity	12.1%
PIMCO Mortgage Opportunities	8.5%
AllianzGI Short Duration High Income	8.5%
AllianzGI Best Styles International Equity	4.4%
PIMCO 15+ Year U.S. TIPS Index	4.1%
PIMCO Long-Term Credit	3.7%
Other	29.1%
Cash & Equivalents — Net	0.6%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,002.50	$998.50	$1,001.90	$1,000.70	$1,004.30	$1,004.50	$1,002.60
Expenses Paid During Period	$2.50	$6.23	$2.99	$4.24	$1.00	$0.50	$2.25

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,022.44	$1,018.70	$1,021.94	$1,020.69	$1,023.93	$1,024.43	$1,022.69
Expenses Paid During Period	$2.52	$6.29	$3.02	$4.28	$1.01	$0.50	$2.27

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.50% for Class A, 1.25% for Class C, 0.60% for Class D, 0.85% for Class R, 0.20% for Class P, 0.10% for Class R6 and 0.45% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	| May 31, 2015	9

Unaudited

AllianzGI Retirement 2025 Fund

Average Annual Total Return for the period ended May 31, 2015

	6 Month*	1 Year	Since Inception†
AllianzGI Retirement 2025 Fund Class A	0.54%	0.19%	6.05%
AllianzGI Retirement 2025 Fund Class A (adjusted)	–4.99%	–5.32%	4.32%
AllianzGI Retirement 2025 Fund Class R	0.35%	–0.17%	5.67%
AllianzGI Retirement 2025 Fund Class P	0.63%	0.46%	6.36%
AllianzGI Retirement 2025 Fund Class R6	0.70%	0.58%	6.46%
AllianzGI Retirement 2025 Fund Administrative Class	0.48%	0.19%	6.08%
Morningstar Lifetime Conservative 2025 Index	1.08%	2.64%	8.93%
Real Return Target 2025 Index**	0.43%	0.13%	5.17%
Lipper Mixed-Asset Target 2025 Funds Average	2.31%	4.72%	10.70%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

* Cumulative return

** Effective April 1, 2015, the Funds’ benchmark index changed from the Real Return Target series (white label) to the Morningstar Lifetime Conservative series, as the Morningstar Lifetime Conservative series is considered to be a better representation of the Funds’ investment strategies. Previously, the Real Return Target series replaced the Dow Jones Real Retirement series. This change was due to a decision by the index provider to discontinue the Index. With this mid-period change, differences between the two benchmarks should be considered for purposes of performance comparison.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.19% for Class A shares, 1.44% for Class R shares, 0.79% for Class P shares, 0.69% for Class R6 shares and 1.04% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.01% for Class A shares, 1.36% for Class R shares, 0.71% for Class P shares, 0.61% for Class R6 shares and 0.96% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

10	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI Retirement 2025 Fund (cont’d)

Cumulative Returns Through May 31, 2015

Fund Allocation (as of May 31, 2015)

PIMCO Broad U.S. TIPS Index	13.7%
AllianzGI Best Styles U.S. Equity	12.6%
PIMCO Income	11.4%
AllianzGI Short Duration High Income	8.5%
PIMCO Mortgage Opportunities	8.0%
AllianzGI Best Styles International Equity	4.9%
PIMCO 15+ Year U.S. TIPS Index	4.1%
AllianzGI NFJ Mid-Cap Value	4.0%
Other	31.8%
Cash & Equivalents — Net	1.0%

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,005.40	$1,003.50	$1,006.30	$1,007.00	$1,004.80
Expenses Paid During Period	$2.40	$4.15	$0.90	$0.40	$2.10

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,022.54	$1,020.79	$1,024.03	$1,024.53	$1,022.84
Expenses Paid During Period	$2.42	$4.18	$0.91	$0.40	$2.12

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.48% for Class A, 0.83% for Class R, 0.18% for Class P, 0.08% for Class R6 and 0.42% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	| May 31, 2015	11

Unaudited

AllianzGI Retirement 2030 Fund

Average Annual Total Return for the period ended May 31, 2015

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2030 Fund Class A	0.64%	0.16%	7.08%	9.78%
AllianzGI Retirement 2030 Fund Class A (adjusted)	–4.89%	–5.34%	5.88%	8.82%
AllianzGI Retirement 2030 Fund Class C	0.24%	–0.62%	6.29%	9.01%
AllianzGI Retirement 2030 Fund Class C (adjusted)	–0.72%	–1.57%	6.29%	9.01%
AllianzGI Retirement 2030 Fund Class D	0.56%	0.04%	7.01%	9.76%
AllianzGI Retirement 2030 Fund Class R	0.44%	–0.23%	6.75%	9.50%
AllianzGI Retirement 2030 Fund Class P	0.76%	0.43%	7.39%	10.12%
AllianzGI Retirement 2030 Fund Class R6	0.84%	0.56%	7.50%	10.23%
AllianzGI Retirement 2030 Fund Administrative Class	0.66%	0.19%	7.15%	9.89%
Morningstar Lifetime Conservative 2030 Index	1.45%	3.26%	10.07%	11.69%
Real Return Target 2030 Index**	0.52%	0.26%	7.06%	9.09%
Lipper Mixed-Asset Target 2030 Funds Average	2.67%	5.17%	10.34%	12.07%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

* Cumulative return

** Effective April 1, 2015, the Funds’ benchmark index changed from the Real Return Target series (white label) to the Morningstar Lifetime Conservative series, as the Morningstar Lifetime Conservative series is considered to be a better representation of the Funds’ investment strategies. Previously, the Real Return Target series replaced the Dow Jones Real Retirement series. This change was due to a decision by the index provider to discontinue the Index. With this mid-period change, differences between the two benchmarks should be considered for purposes of performance comparison.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.24% for Class A shares, 1.99% for Class C shares, 1.24% for Class D shares, 1.49% for Class R shares, 0.84% for Class P shares, 0.74% for Class R6 shares and 1.09% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.03% for Class A shares, 1.78% for Class C shares, 1.13% for Class D shares, 1.38% for Class R shares, 0.73% for Class P shares, 0.63% for Class R6 shares and 0.98% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

12	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI Retirement 2030 Fund (cont’d)

Cumulative Returns Through May 31, 2015

Fund Allocation (as of May 31, 2015)

AllianzGI Best Styles U.S. Equity	13.6%
PIMCO Broad U.S. TIPS Index	10.5%
PIMCO Income	9.0%
AllianzGI Short Duration High Income	7.6%
AllianzGI Best Styles International Equity	6.9%
PIMCO Mortgage Opportunities	5.5%
AllianzGI NFJ Mid-Cap Value	5.5%
PIMCO 15+ Year U.S. TIPS Index	3.6%
Other	36.6%
Cash & Equivalents — Net	1.2%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,006.40	$1,002.40	$1,005.60	$1,004.40	$1,007.60	$1,008.40	$1,006.60
Expenses Paid During Period	$2.30	$6.04	$2.80	$4.05	$0.80	$0.30	$2.05

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,022.64	$1,018.90	$1,022.14	$1,020.89	$1,024.13	$1,024.63	$1,022.89
Expenses Paid During Period	$2.32	$6.09	$2.82	$4.08	$0.81	$0.30	$2.07

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.46% for Class A, 1.21% for Class C, 0.56% for Class D, 0.81% for Class R, 0.16% for Class P, 0.06% for Class R6 and 0.41% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	| May 31, 2015	13

Unaudited

AllianzGI Retirement 2035 Fund

Average Annual Total Return for the period ended May 31, 2015

	6 Month*	1 Year	Since Inception†
AllianzGI Retirement 2035 Fund Class A	0.98%	0.49%	8.47%
AllianzGI Retirement 2035 Fund Class A (adjusted)	–4.57%	–5.04%	6.71%
AllianzGI Retirement 2035 Fund Class R	0.79%	0.14%	8.10%
AllianzGI Retirement 2035 Fund Class P	1.10%	0.78%	8.81%
AllianzGI Retirement 2035 Fund Class R6	1.18%	0.85%	8.91%
AllianzGI Retirement 2035 Fund Administrative Class	0.95%	0.47%	8.51%
Morningstar Lifetime Conservative 2035 Index	1.89%	3.89%	12.11%
Real Return Target 2035 Index**	0.64%	0.38%	7.59%
Lipper Mixed-Asset Target 2035 Funds Average	3.06%	5.94%	12.73%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

* Cumulative return

** Effective April 1, 2015, the Funds’ benchmark index changed from the Real Return Target series (white label) to the Morningstar Lifetime Conservative series, as the Morningstar Lifetime Conservative series is considered to be a better representation of the Funds’ investment strategies. Previously, the Real Return Target series replaced the Dow Jones Real Retirement series. This change was due to a decision by the index provider to discontinue the Index. With this mid-period change, differences between the two benchmarks should be considered for purposes of performance comparison.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.27% for Class A shares, 1.52% for Class R shares, 0.87% for Class P shares, 0.77% for Class R6 shares and 1.12% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.06% for Class A shares, 1.41% for Class R shares, 0.76% for Class P shares, 0.66% for Class R6 shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

14	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI Retirement 2035 Fund (cont’d)

Cumulative Returns Through May 31, 2015

Fund Allocation (as of May 31, 2015)

AllianzGI Best Styles U.S. Equity	14.7%
PIMCO Income	8.1%
PIMCO Broad U.S. TIPS Index	7.4%
AllianzGI Best Styles International Equity	7.4%
AllianzGI Short Duration High Income	7.1%
AllianzGI NFJ Mid-Cap Value	6.1%
PIMCO Mortgage Opportunities	4.5%
AllianzGI U.S. Small-Cap Growth	4.4%
Other	39.8%
Cash & Equivalents — Net	0.5%

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,009.80	$1,007.90	$1,011.00	$1,011.80	$1,009.50
Expenses Paid During Period	$2.15	$3.95	$0.65	$0.15	$1.90

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,022.79	$1,020.99	$1,024.28	$1,024.78	$1,023.04
Expenses Paid During Period	$2.17	$3.98	$0.66	$0.15	$1.92

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.43% for Class A, 0.79% for Class R, 0.13% for Class P, 0.03% for Class R6 and 0.38% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	| May 31, 2015	15

Unaudited

AllianzGI Retirement 2040 Fund

Average Annual Total Return for the period ended May 31, 2015

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2040 Fund Class A	1.19%	0.61%	8.44%	11.34%
AllianzGI Retirement 2040 Fund Class A (adjusted)	–4.38%	–4.93%	7.22%	10.37%
AllianzGI Retirement 2040 Fund Class C	0.83%	–0.16%	7.64%	10.49%
AllianzGI Retirement 2040 Fund Class C (adjusted)	–0.12%	–1.11%	7.64%	10.49%
AllianzGI Retirement 2040 Fund Class D	1.19%	0.52%	8.36%	11.25%
AllianzGI Retirement 2040 Fund Class R	1.02%	0.25%	8.10%	11.00%
AllianzGI Retirement 2040 Fund Class P	1.35%	0.91%	8.76%	11.64%
AllianzGI Retirement 2040 Fund Class R6	1.43%	1.04%	8.85%	11.74%
AllianzGI Retirement 2040 Fund Administrative Class	1.14%	0.56%	8.48%	11.38%
Morningstar Lifetime Conservative 2040 Index	2.29%	4.36%	11.70%	13.53%
Real Return Target 2040 Index**	0.79%	0.53%	8.41%	10.73%
Lipper Mixed-Asset Target 2040 Funds Average	3.18%	6.02%	11.34%	12.97%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

* Cumulative return

** Effective April 1, 2015, the Funds’ benchmark index changed from the Real Return Target series (white label) to the Morningstar Lifetime Conservative series, as the Morningstar Lifetime Conservative series is considered to be a better representation of the Funds’ investment strategies. Previously, the Real Return Target series replaced the Dow Jones Real Retirement series. This change was due to a decision by the index provider to discontinue the Index. With this mid-period change, differences between the two benchmarks should be considered for purposes of performance comparison.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.30% for Class A shares, 2.05% for Class C shares, 1.30% for Class D shares, 1.55% for Class R shares, 0.90% for Class P shares, 0.80% for Class R6 shares and 1.15% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.09% for Class A shares, 1.84% for Class C shares, 1.19% for Class D shares, 1.44% for Class R shares, 0.79% for Class P shares, 0.69% for Class R6 shares and 1.04% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

16	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI Retirement 2040 Fund (cont’d)

Cumulative Returns Through May 31, 2015

Fund Allocation (as of May 31, 2015)

AllianzGI Best Styles U.S. Equity	15.5%
AllianzGI Best Styles International Equity	8.9%
AllianzGI Short Duration High Income	6.7%
PIMCO Income	6.0%
AllianzGI NFJ Mid-Cap Value	6.0%
AllianzGI U.S. Small-Cap Growth	4.5%
PIMCO CommoditiesPLUS® Strategy	4.3%
PIMCO EqS Long/Short	4.2%
Other	42.6%
Cash & Equivalents — Net	1.3%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,011.90	$1,008.30	$1,011.90	$1,010.20	$1,013.50	$1,014.30	$1,011.40
Expenses Paid During Period	$2.06	$5.81	$2.56	$3.81	$0.55	$0.05	$1.81

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,022.89	$1,019.15	$1,022.39	$1,021.14	$1,024.38	$1,024.88	$1,023.14
Expenses Paid During Period	$2.07	$5.84	$2.57	$3.83	$0.56	$0.05	$1.82

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.41% for Class A, 1.16% for Class C, 0.51% for Class D, 0.76% for Class R, 0.11% for Class P, 0.01% for Class R6 and 0.36% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	| May 31, 2015	17

Unaudited

AllianzGI Retirement 2045 Fund

Average Annual Total Return for the period ended May 31, 2015

	6 Month*	1 Year	Since Inception†
AllianzGI Retirement 2045 Fund Class A	1.58%	1.10%	10.01%
AllianzGI Retirement 2045 Fund Class A (adjusted)	–4.01%	–4.46%	8.22%
AllianzGI Retirement 2045 Fund Class R	1.40%	0.71%	9.62%
AllianzGI Retirement 2045 Fund Class P	1.73%	1.42%	10.35%
AllianzGI Retirement 2045 Fund Class R6	1.79%	1.53%	10.44%
AllianzGI Retirement 2045 Fund Administrative Class	1.53%	1.06%	10.01%
Morningstar Lifetime Conservative 2045 Index	2.53%	4.51%	13.78%
Real Return Target 2045 Index**	0.95%	0.72%	9.80%
Lipper Mixed-Asset Target 2045 Funds Average	3.34%	6.40%	13.92%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

* Cumulative return

** Effective April 1, 2015, the Funds’ benchmark index changed from the Real Return Target series (white label) to the Morningstar Lifetime Conservative series, as the Morningstar Lifetime Conservative series is considered to be a better representation of the Funds’ investment strategies. Previously, the Real Return Target series replaced the Dow Jones Real Retirement series. This change was due to a decision by the index provider to discontinue the Index. With this mid-period change, differences between the two benchmarks should be considered for purposes of performance comparison.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.33% for Class A shares, 1.58% for Class R shares, 0.93% for Class P shares, 0.83% for Class R6 shares and 1.18% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.10% for Class A shares, 1.45% for Class R shares, 0.80% for Class P shares, 0.70% for Class R6 shares and 1.05% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

18	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI Retirement 2045 Fund (cont’d)

Cumulative Returns Through May 31, 2015

Fund Allocation (as of May 31, 2015)

AllianzGI Best Styles U.S. Equity	16.2%
AllianzGI Best Styles International Equity	11.3%
AllianzGI NFJ Mid-Cap Value	7.3%
PIMCO Income	7.1%
PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	5.1%
AllianzGI U.S. Small-Cap Growth	4.9%
PIMCO CommoditiesPLUS® Strategy	4.4%
PIMCO EqS Long/Short	4.3%
Other	38.4%
Cash & Equivalents — Net	1.0%

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,015.80	$1,014.00	$1,017.30	$1,017.90	$1,015.30
Expenses Paid During Period	$2.01	$3.77	$0.50	$—	$1.76

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,022.94	$1,021.19	$1,024.43	$1,024.93	$1,023.19
Expenses Paid During Period	$2.02	$3.78	$0.50	$—	$1.77

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.40% for Class A, 0.75% for Class R, 0.10% for Class P, 0.00% for Class R6 and 0.35% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	| May 31, 2015	19

Unaudited

AllianzGI Retirement 2050 Fund

Average Annual Total Return for the period ended May 31, 2015

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2050 Fund Class A	1.53%	0.91%	9.13%	11.88%
AllianzGI Retirement 2050 Fund Class A (adjusted)	–4.06%	–4.64%	7.90%	10.90%
AllianzGI Retirement 2050 Fund Class C	1.20%	0.16%	8.30%	11.06%
AllianzGI Retirement 2050 Fund Class C (adjusted)	0.25%	–0.77%	8.30%	11.06%
AllianzGI Retirement 2050 Fund Class D	1.55%	0.84%	9.05%	11.83%
AllianzGI Retirement 2050 Fund Class R	1.39%	0.54%	8.78%	11.57%
AllianzGI Retirement 2050 Fund Class P	1.71%	1.24%	9.44%	12.20%
AllianzGI Retirement 2050 Fund Class R6	1.75%	1.32%	9.54%	12.30%
AllianzGI Retirement 2050 Fund Administrative Class	1.53%	0.96%	9.18%	11.95%
Morningstar Lifetime Conservative 2050 Index	2.60%	4.44%	12.00%	13.91%
Real Return Target 2050 Index**	1.15%	1.00%	9.30%	11.66%
Lipper Mixed-Asset Target 2050 Funds Average	3.36%	6.34%	11.65%	13.23%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

* Cumulative return

** Effective April 1, 2015, the Funds’ benchmark index changed from the Real Return Target series (white label) to the Morningstar Lifetime Conservative series, as the Morningstar Lifetime Conservative series is considered to be a better representation of the Funds’ investment strategies. Previously, the Real Return Target series replaced the Dow Jones Real Retirement series. This change was due to a decision by the index provider to discontinue the Index. With this mid-period change, differences between the two benchmarks should be considered for purposes of performance comparison.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.35% for Class A shares, 2.10% for Class C shares, 1.35% for Class D shares, 1.60% for Class R shares, 0.95% for Class P shares, 0.85% for Class R6 shares and 1.20% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.10% for Class A shares, 1.85% for Class C shares, 1.20% for Class D shares, 1.45% for Class R shares, 0.80% for Class P shares, 0.70% for Class R6 shares and 1.05% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

20	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI Retirement 2050 Fund (cont’d)

Cumulative Returns Through May 31, 2015

Fund Allocation (as of May 31, 2015)

AllianzGI Best Styles U.S. Equity	17.1%
AllianzGI Best Styles International Equity	11.9%
AllianzGI NFJ Mid-Cap Value	7.8%
PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	5.1%
AllianzGI U.S. Small-Cap Growth	5.0%
AllianzGI U.S. Managed Volatility	5.0%
PIMCO CommoditiesPLUS® Strategy	5.0%
PIMCO EqS Long/Short	4.5%
Other	37.2%
Cash & Equivalents — Net	1.4%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,015.30	$1,012.00	$1,015.50	$1,013.90	$1,017.10	$1,017.50	$1,015.30
Expenses Paid During Period	$1.81	$5.57	$2.31	$3.56	$0.30	$—	$1.56

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,023.14	$1,019.40	$1,022.64	$1,021.39	$1,024.63	$1,024.93	$1,023.39
Expenses Paid During Period	$1.82	$5.59	$2.32	$3.58	$0.30	$—	$1.56

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.36% for Class A, 1.11% for Class C, 0.46% for Class D, 0.71% for Class R, 0.06% for Class P, 0.00% for Class R6 and 0.31% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	| May 31, 2015	21

Unaudited

AllianzGI Retirement 2055 Fund

Average Annual Total Return for the period ended May 31, 2015

	6 Month*	1 Year	Since Inception†
AllianzGI Retirement 2055 Fund Class A	1.62%	0.97%	10.40%
AllianzGI Retirement 2055 Fund Class A (adjusted)	–3.97%	–4.58%	8.61%
AllianzGI Retirement 2055 Fund Class R	1.45%	0.65%	10.04%
AllianzGI Retirement 2055 Fund Class P	1.79%	1.31%	10.76%
AllianzGI Retirement 2055 Fund Class R6	1.78%	1.36%	10.84%
AllianzGI Retirement 2055 Fund Administrative Class	1.58%	0.94%	10.44%
Morningstar Lifetime Conservative 2055 Index	2.61%	4.29%	13.85%
Real Return Target 2040+ Index**	1.26%	1.15%	10.78%
Lipper Mixed-Asset Target 2055+ Funds Average	3.49%	6.54%	14.20%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

* Cumulative return

** Effective April 1, 2015, the Funds’ benchmark index changed from the Real Return Target series (white label) to the Morningstar Lifetime Conservative series, as the Morningstar Lifetime Conservative series is considered to be a better representation of the Funds’ investment strategies. Previously, the Real Return Target series replaced the Dow Jones Real Retirement series. This change was due to a decision by the index provider to discontinue the Index. With this mid-period change, differences between the two benchmarks should be considered for purposes of performance comparison.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.35% for Class A shares, 1.60% for Class R shares, 0.95% for Class P shares, 0.85% for Class R6 shares and 1.20% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.10% for Class A shares, 1.45% for Class R shares, 0.80% for Class P shares, 0.70% for Class R6 shares and 1.05% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

22	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI Retirement 2055 Fund (cont’d)

Cumulative Returns Through May 31, 2015

Fund Allocation (as of May 31, 2015)

AllianzGI Best Styles U.S. Equity	18.1%
AllianzGI Best Styles International Equity	11.9%
AllianzGI NFJ Mid-Cap Value	8.0%
PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	6.1%
AllianzGI U.S. Small-Cap Growth	5.1%
AllianzGI U.S. Managed Volatility	5.0%
PIMCO CommoditiesPLUS® Strategy	5.0%
PIMCO EqS Long/Short	4.5%
Other	35.0%
Cash & Equivalents — Net	1.3%

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,016.20	$1,014.50	$1,017.90	$1,017.80	$1,015.80
Expenses Paid During Period	$1.86	$3.62	$0.35	$—	$1.61

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,023.09	$1,021.34	$1,024.58	$1,024.93	$1,023.34
Expenses Paid During Period	$1.87	$3.63	$0.35	$—	$1.61

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.37% for Class A, 0.72% for Class R, 0.07% for Class P, 0.00% for Class R6 and 0.32% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	| May 31, 2015	23

Unaudited

AllianzGI Retirement Income Fund

For the period of December 1, 2014 through May 31, 2015, as provided by the US Multi-Asset Group.

Fund Insights

For the reporting period ended May 31, 2015, Class A shares at NAV of the AllianzGI Retirement Income Fund (the “Fund”) returned 0.57%, outperforming the Morningstar Lifetime Conservative Income Index (the “benchmark index”), which returned 0.38%.

Market Overview

For the six-month period of December 1, 2014 through May 31, 2015, global equities outperformed global bonds with developed country equities leading emerging market equities by more than 3%. In fixed income, global bonds fell 3.3% for the period as measured by the Barclays Global Aggregate Index. However, in the US, as uncertainty about the Fed’s future policy decisions persisted, yields on the 10-year Treasury fell marginally for the period and broad US bonds returned 1.1% as measured by the Barclays US Aggregate Bond Index.

Certain themes from late 2014 persisted in the period, including the continued strength of the US dollar against most major currencies. For the period, one of the best performing assets was the trade-weighted dollar, which returned 10.2%. On the other hand, commodities, led by energy, continued to weaken: commodities remained one of the worst performing asset classes returning, -10.6% for the period as measured by the Bloomberg Commodity Index.

Mid-April marked a period of dislocations across markets. A sell-off in European bonds, most notably in German bunds, which produced swings in bond yields globally, contributed to broad market volatility. The US dollar fell against every major developed market currency and most emerging market currencies in April, while the euro appreciated by 4.6% for the month. In commodities, oil entered positive territory for the year in mid-April, contributing to the perception of stability in oil prices. These events and trends culminated in a renewed focus on inflationary—as opposed to deflationary—trends in the global economy and a pickup in inflation expectations.

Mid-April Market Volatility

The magnitude and rapid pace of the move in European bond yields in late April was unprecedented. The spike in yields was most pronounced in German bunds, with the 10-year yield increasing from a low on April 17, 2015 of 0.05% to a high of 0.78% on May 7, 2015. Several factors contributed to the move, including speculation of tapering on the part of the ECB on the back of stronger macroeconomic data throughout the region. Concerns about the ability of Greece to reach a deal with the Eurogroup over its obligations to the IMF and other creditors intensified through April and early May, further contributing to bond market volatility. Stronger inflation data released in mid-April, including an increase in the Eurozone Aggregate Consumer Price Index of 1.1% month over month—nearly two times the increase of the previous month—contributed to higher inflation expectations, which in turn paved the way for higher yields. The increase in yields was not limited to Europe. Through mid-May, the US yield curve steepened as rates followed European yields higher and the US 10-year Treasury hit a high for the six-month period of 2.4% on May 12, 2015.

Currencies also underwent a temporary correction in April. The trade-weighted dollar suffered its first monthly decline since July 2014. For the month, the trade-weighted dollar fell 3.8%. In connection with the spike in yields on European bonds and the more solid inflation data, the euro increased more than 6% from its low in mid-April to the end of the month. However, in May, the dollar once again strengthened versus all major currencies and the euro resumed its weaker trend against the dollar, falling 2.1%.

The Return of Inflation after Disinflation

Despite significant volatility during the period including a low close to $43 in mid-March, the price of WTI crude stabilized in the $58-60/barrel range by mid-April, leading to a jump in inflation expectations. For example, in late April, one of the Fed’s preferred market based inflation gauges, the 5 year/5 year forward breakeven inflation level from the TIPS market moved above the 2% threshold suggesting that, while short term inflation expectations still lag, the 5-year inflation expectation had reached—and exceeded—the Fed’s inflation target. In the context of moderate global growth, stable energy prices and initial increases in core consumer price inflation, overall inflation expectations inched closer to central bank targets during the period. This may finally signal the dawn of a new era of inflation.

Portfolio Review

Effective April 1, 2015, the Fund’s benchmark index changed from the Real Return Target Today Index to the Morningstar Lifetime Conservative Income Index as the portfolio managers consider Morningstar Lifetime Conservative Income Index to be a better representation of the Fund’s investment strategy. Previously, the Real Return Target Today Index replaced the Dow Jones Real Return Target Today Index. This change was due to a decision by the index provider to discontinue the index. With this mid-period change, differences between the two benchmarks should be considered for purposes of performance comparison.

During the six-month period ending May 31, 2015, and relative to the benchmark, the Fund was positioned with a roughly neutral weight to fixed income, an overweight to global equities, and an underweight to cash/equivalents. During the period, the Fund also held opportunistic asset classes such as real estate and managed futures. Within the fixed income exposure, the Fund favored US inflation linked securities with a modest overweight and conversely was underweight nominal bonds. Within global equities, the Fund favored large-cap equities outside the US with an overweight and was conversely underweight US small-cap equities.

In the fixed income portion of the portfolio, performance ended roughly in-line with the benchmark index. Results benefited from an emphasis on credit related exposures gained in part through the AllianzGI Short Duration High Income Fund (+3%) and PIMCO Income Fund (+2%). The Fund also benefited from the non-US fixed income exposure, outpacing the return of the benchmark index’s non-US fixed income holdings. This contribution was partially offset by the inflation linked exposure. The modest overweight to inflation linked securities was a headwind for the period as the Barclays US TIPS Index’s returned 0.19%, trailing the 1.09% return of the Barclays US Aggregate Bond Index.

24	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI Retirement Income Fund (cont’d)

In the equity portion of the portfolio, performance ended roughly in line with the benchmark index. Results benefited from an overweight to developed markets outside the US. This contribution to results was conversely limited by an underweight to the strong performance of small-cap equities in the US, as reflected by the 6.94% return of the Russell 2000 Index. Selections in emerging market equities also impacted returns in the segment.

The Fund’s exposure to opportunistic asset classes contributed to results over the period. The off-benchmark positions in global real estate and commodity related equities respectively returned 1.0% and 4.5%, contributing to the overall result. The Fund also included exposure to commodities which generally declined over the period. However, relative to the benchmark index, the Fund was underweight this asset class, contributing to relative results over the period.

In aggregate, the Fund’s equity and fixed income positioning ended roughly in-line with the benchmark index returns, while positioning in the Fund’s opportunistic exposure and an underweight to cash/equivalents contributed to the period’s favorable relative result. The AllianzGI Target-Date Funds place a strong emphasis on the Department of Labor’s guidelines for a Qualified Default Investment Alternative (“QDIA”), which contains language such as “to be diversified as to minimize the risk of large losses.” It is within this framework that the Funds continue to include commodities, real estate, convertible bonds, floating rate debt, frontier market equities, and emerging market bonds to help provide diversification benefits to clients’ retirement assets.

Outlook

We expect that the volatility experienced in the period will continue for the rest of 2015. Overall, we continue to expect global growth to slow in 2015 compared to 2014. Despite some softness in the US economy in the first quarter, we expect the growth differential between the US and other developed countries to persist.

The objective of recent changes to the portfolios has been to further insulate them from risks. The Funds remain overweight US equities compared to other developed countries. Part of the international equity exposure remains dollar-hedged, reflecting our view that the USD will continue to benefit from divergent monetary policies and divergent GDP growth. We maintain the Fund’s exposure to frontier-market equities to help further diversify the portfolios.

On interest rates, the biggest question mark for 2015 continues to be the direction, magnitude and timing of short-term interest rate moves, especially in the US, and the overall steepness of the US yield curve. As a result of such uncertainty, we added some duration back into the portfolios through TIPS and US credit (investment grade and high yield). This is partly a way to express our view that core inflation expectations in the US have most likely bottomed. However, even with such changes, we remain close to benchmark duration.

We continue to see an important role for credit in the portfolios. If interest rates remain low or decline further, high yield and investment-grade credit are among the few remaining sectors that can earn income. In the event that US interest rates rise, it will likely be a result of improved economic fundamentals and pickup in inflation, which should benefit US companies. We remain overweight credit strategies that will benefit in a rising interest rate environment.

We remain underweight commodities and REITs. In commodities, we reduced exposure to energy futures during the period. We continue to hold commodity equities, and have benefitted during certain periods of commodity-price shocks, when commodity equities behave more like “equities” and less like “commodity futures,” as occurred in the first part of the period.

While the aforementioned risks loom large, the goal of our recent changes is to move closer to having all-weather portfolios that will be able to better withstand the ongoing volatility in oil and other commodity prices, the uncertainty surrounding short-term interest rates, and the slow overall global economic growth that may potentially impact equities. We remain vigilant and ready to respond if markets evolve in a different direction.

Semiannual Report	| May 31, 2015	25

Unaudited

AllianzGI Retirement Income Fund (cont’d)

Average Annual Total Return for the period ended May 31, 2015

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Retirement Income Fund Class A	0.57%	0.66%	5.57%	7.79%
AllianzGI Retirement Income Fund Class A (adjusted)	–4.96%	–4.88%	4.38%	6.84%
AllianzGI Retirement Income Fund Class C	0.19%	–0.13%	4.78%	6.99%
AllianzGI Retirement Income Fund Class C (adjusted)	–0.77%	–1.07%	4.78%	6.99%
AllianzGI Retirement Income Fund Class D	0.51%	0.55%	5.49%	7.72%
AllianzGI Retirement Income Fund Class R	0.38%	0.29%	5.22%	7.46%
AllianzGI Retirement Income Fund Class P	0.70%	0.94%	5.88%	8.08%
AllianzGI Retirement Income Fund Class R6	0.77%	1.07%	5.97%	8.19%
AllianzGI Retirement Income Fund Administrative Class	0.31%	0.42%	5.57%	7.81%
Morningstar Lifetime Conservative Income Index	0.38%	0.77%	5.36%	6.28%
Real Return Target Today Index**	0.30%	–0.16%	5.59%	7.08%
Lipper Mixed-Asset Target Today Funds Average	1.23%	2.45%	5.93%	7.55%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

* Cumulative return

** Effective April 1, 2015, the Funds’ benchmark index changed from the Real Return Target series (white label) to the Morningstar Lifetime Conservative series, as the Morningstar Lifetime Conservative series is considered to be a better representation of the Funds’ investment strategies. Previously, the Real Return Target series replaced the Dow Jones Real Retirement series. This change was due to a decision by the index provider to discontinue the Index. With this mid-period change, differences between the two benchmarks should be considered for purposes of performance comparison.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.15% for Class A shares, 1.90% for Class C shares, 1.15% for Class D shares, 1.40% for Class R shares, 0.75% for Class P shares, 0.65% for Class R6 shares and 1.00% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.05% for Class D shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

26	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI Retirement Income Fund (cont’d)

Cumulative Returns Through May 31, 2015

Fund Allocation (as of May 31, 2015)

PIMCO Broad U.S. TIPS Index	16.8%
PIMCO Income	14.6%
AllianzGI Best Styles U.S. Equity	11.0%
PIMCO Mortgage Opportunities	10.0%
AllianzGI Short Duration High Income	8.5%
PIMCO 15+ Year U.S. TIPS Index	4.5%
PIMCO Long-Term Credit	4.1%
AllianzGI Best Styles International Equity	4.0%
Other	25.4%
Cash & Equivalents — Net	1.1%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,005.70	$1,001.90	$1,005.10	$1,003.80	$1,007.00	$1,007.70	$1,003.10
Expenses Paid During Period	$2.35	$6.09	$2.85	$4.10	$0.85	$0.35	$2.00

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,022.59	$1,018.85	$1,022.09	$1,020.84	$1,024.08	$1,024.58	$1,022.94
Expenses Paid During Period	$2.37	$6.14	$2.87	$4.13	$0.86	$0.35	$2.02

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.47% for Class A, 1.22% for Class C, 0.57% for Class D, 0.82% for Class R, 0.17% for Class P, 0.07% for Class R6 and 0.40% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	| May 31, 2015	27

Unaudited

AllianzGI Global Allocation Fund

For the period of December 1, 2014 through May 31, 2015, as provided by the Multi-Asset US Group.

Fund Insights

For the reporting period ended May 31, 2015, Class A shares at NAV of the AllianzGI Global Allocation Fund (the “Fund”) returned 2.40%, in line with the 60% MSCI AC World Index and 40% Barclays US Aggregate Bond Index (the “benchmark index”), which returned 2.39%.

Market Overview

For the six-month period of December 1, 2014 through May 31, 2015, global equities outperformed global bonds with developed country equities leading emerging market equities by more than 3%. In fixed income, global bonds fell 3.3% for the period as measured by the Barclays Global Aggregate Index. However, in the US, as uncertainty about the Fed’s future policy decisions persisted, yields on the 10-year Treasury fell marginally for the period and broad US bonds returned 1.1% as measured by the Barclays US Aggregate Bond Index.

Certain themes from late 2014 persisted in the period, including the continued strength of the US dollar against most major currencies. For the period, one of the best performing assets was the trade-weighted dollar, which returned 10.2%. On the other hand, commodities, led by energy continued to weaken: commodities remained one of the worst performing asset classes, returning -10.6% for the period as measured by the Bloomberg Commodity Index.

The Fund was well positioned to take advantage of these themes, given its global and diversified profile and its flexible approach to asset allocation. During the period, the Fund benefitted from increased exposure to global equities while maintaining long exposure to the trade-weighted US dollar.

Mid-April marked a period of dislocations across markets. A sell-off in European bonds, most notably in German bunds, which produced swings in bond yields globally, contributed to broad market volatility. The US dollar fell against every major developed market currency and most emerging market currencies in April, while the euro appreciated by 4.6% for the month. In commodities, oil entered positive territory for the year in mid-April, contributing to the perception of stability in oil prices. These events and trends culminated in a renewed focus on inflationary—as opposed to deflationary—trends in the global economy and a pickup in inflation expectations.

Mid-April Market Volatility

The magnitude and rapid pace of the move in European bond yields in late April was unprecedented. The spike in yields was most pronounced in German bunds, with the 10-year yield increasing from a low on April 17 of 0.05% to a high of 0.78% on May 7. Several factors contributed to the move, including speculation of tapering on the part of the ECB on the back of stronger macroeconomic data throughout the region. Concerns about the ability of Greece to reach a deal with the Eurogroup over its obligations to the IMF and other creditors intensified through April and early May further contributing to bond market volatility. Stronger inflation data released in mid-April, including an increase in the Eurozone Aggregate Consumer Price Index of 1.1% month over month—nearly two times the increase of the previous month—contributed to higher inflation expectations, which in turn paved the way for higher yields. The increase in yields was not limited to Europe. Through mid-May, the US yield curve steepened as rates followed higher European yields and the US 10-year Treasury hit a high for the six-month period of 2.4% on May 12.

Currencies also underwent a temporary correction in April. The trade-weighted dollar suffered its first monthly decline since July 2014. For the month, the trade-weighted dollar fell 3.8%. In connection with the spike in yields on European bonds and the more solid inflation data, the euro increased more than 6% from its low in mid-April to the end of the month. However, in May, the dollar once again strengthened versus all major currencies and the euro resumed its weaker trend against the dollar, falling 2.1%.

The Return of Inflation after Disinflation

Despite significant volatility during the period including a low close to $43 in mid-March, the price of WTI crude stabilized in the $58-60/barrel range by mid-April, leading to a jump in inflation expectations. As a result, inflation expectations jumped. For example, in late April, one of the Fed’s preferred market based inflation gauges, the 5 year/5 year forward breakeven inflation level from the TIPS market moved above the 2% threshold suggesting that, while short term inflation expectations still lag, the 5-year inflation expectation had reached—and exceeded—the Fed’s inflation target. In the context of moderate global growth, stable energy prices and initial increases in core consumer price inflation, overall inflation expectations inched closer to central bank targets during the period. This may finally signal the dawn of a new era of inflation.

Portfolio Review

The Fund maintained its broad and global diversification during the reporting period while taking active positions both across and within asset classes. Across asset classes, the Fund was overweight global equities and fixed income for the majority of the period. Outside of the Fund’s primary asset class exposures, the Fund also had exposure to TIPS and US small-cap equities, and modest exposure to REITs and commodities which were added later in the reporting period.

The Fund’s overweight to equities included a preference for developed markets, particularly outside the US, an overweight which was increased throughout the period. In addition, the Fund was long the trade-weighted US dollar and short the euro. The Fund’s fixed income positioning favored US corporate debt over US government bonds, and included exposure to TIPS throughout the period. While the Fund started the period with a modest underweight to government bonds, this active weight increased throughout the period and ended roughly in line with the benchmark index.

The Fund’s overall relative results benefitted from a combination of allocation and selection effects, primarily in the equity portion of the portfolio. Favorable contributors included the overweight to developed equities, primarily outside the US as the MSCI EAFE Index was up 4.84%, outpacing both the

28	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI Global Allocation Fund (cont’d)

S&P 500 Index (+2.97%) and the MSCI Emerging Market Index (+0.82%) in USD terms over the period. The Fund’s equity exposure was primarily achieved through the AllianzGI Best Styles Global Equity Fund, which outperformed its benchmark index, further contributing to results over the period.

These favorable contributors to the Fund’s relative result were partially offset by the Fund’s relative duration position based on its holdings of US Treasury Bonds. Within equities, exposure to emerging market equities, which trailed developed markets over the period, also detracted from relative performance as the Fund moved from an underweight to a modest overweight in the asset class over the period.

Positioning in the Fund’s opportunistic asset classes contributed to the Fund’s overall performance, including US and international small-cap equities. During the period, US small-cap equities outperformed US large cap equities by more than 3.5%. In aggregate, the Fund’s overweight to developed equities outside the US was a top contributor, while positioning in US Treasuries detracted from the Fund’s relative result. As of the end of the period, the Fund remained overweight to developed markets outside the US, and continued to express a preference for corporate issues and TIPS in the fixed-income portion of the portfolio.

Outlook

In 2015, the seventh year of financial repression, we expect investment returns to remain low. Central banks around the developed world have committed to further monetary expansion as expected, although the significant levels of Quantitative Easing (“QE”) in Japan and Europe have been largely discounted by the markets.

In the US, we continue to expect short-term rates to remain lower for longer, but we recognize that Federal Open Market Committee’s (“FOMC”) voters have said that they will adjust policy as they consider new economic data. We also expect that inflation expectations will continue to move up incrementally and will likely push long-term rates above current levels. Therefore, we expect that 2015 could continue to be a volatile year.

Currently, the Fund is overweight US and developed non-US equities and underweight emerging market equities. We use enhanced-beta, low-tracking-error equity strategies in global equities to aim to take advantage of the outperformance of momentum- and value-related factors. There is also equity exposure through US and international managed volatility strategies. On the fixed-income side, the Fund’s biggest underweight is to US hard duration. Given that inflation expectations have likely approached a bottom, we have added off-benchmark exposure to TIPS, which we expect to benefit as inflation expectations rise again. The Fund has exposure to high-yield and short-term high-yield bonds as a way to attempt to generate income; it also has exposure to long-term corporate bonds, which have had a higher yield than like-duration Treasuries.

Beginning in the first quarter, the Fund uses a broader range of investments and a more tactical approach across markets. There is also a greater focus on mitigating downside risk. We believe that these adjustments will benefit the Fund going forward.

Semiannual Report	| May 31, 2015	29

Unaudited

AllianzGI Global Allocation Fund (cont’d)

Average Annual Total Return for the period ended May 31, 2015

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Allocation Fund Class A	2.40%	2.36%	8.32%	5.83%	6.00%
AllianzGI Global Allocation Fund Class A (adjusted)	–3.23%	–3.27%	7.10%	5.23%	5.64%
AllianzGI Global Allocation Fund Class B	1.93%	1.58%	7.52%	5.28%	5.67%
AllianzGI Global Allocation Fund Class B (adjusted)	–2.97%	–3.29%	7.22%	5.28%	5.67%
AllianzGI Global Allocation Fund Class C	2.00%	1.59%	7.51%	5.05%	5.22%
AllianzGI Global Allocation Fund Class C (adjusted)	1.02%	0.61%	7.51%	5.05%	5.22%
AllianzGI Global Allocation Fund Class D	2.34%	2.31%	8.31%	5.83%	6.00%
AllianzGI Global Allocation Fund Class R	2.25%	2.22%	8.09%	5.60%	5.76%
AllianzGI Global Allocation Fund Class P	2.52%	2.61%	8.53%	6.05%	6.23%
AllianzGI Global Allocation Fund Institutional Class	2.47%	2.55%	8.58%	6.23%	6.46%
AllianzGI Global Allocation Fund Administrative Class	2.31%	2.28%	8.32%	5.86%	6.05%
MSCI AC World Index	3.11%	5.08%	11.76%	6.77%	5.91%
60% MSCI AC World Index/40% Barclays US Aggregate Bond Index	2.39%	4.36%	8.82%	6.26%	5.96%
Barclays US Aggregate Bond Index	1.09%	3.03%	3.90%	4.61%	5.15%
Lipper Mixed-Asset Target Allocation Moderate Funds Average	1.96%	4.08%	9.03%	5.65%	5.69%

† The Fund began operations on 9/30/98. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 9/30/98.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.64% for Class A shares, 2.40% for Class B shares, 2.38% for Class C shares, 1.67% for Class D shares, 1.83% for Class R shares, 1.42% for Class P shares, 1.41% for Institutional Class shares and 1.57% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.09% for Class A shares, 1.81% for Class B shares, 1.83% for Class C shares, 1.09% for Class D shares, 1.26% for Class R shares, 0.86% for Class P shares, 0.85% for Institutional Class shares and 1.10% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

30	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI Global Allocation Fund (cont’d)

Cumulative Returns Through May 31, 2015

Fund Allocation (as of May 31, 2015)

AllianzGI Best Styles Global Equity	52.9%
PIMCO Income	8.4%
AllianzGI Short Duration High Income	7.0%
AllianzGI U.S. Managed Volatility	5.5%
Schwab U.S. TIPS	4.9%
AllianzGI International Managed Volatility	4.6%
PIMCO Investment Grade Corporate Bond	4.3%
PIMCO 7-15 Year U.S. Treasury Index	2.0%
Other	4.5%
Cash & Equivalents — Net	5.9%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,024.00	$1,019.30	$1,020.00	$1,023.40	$1,022.50	$1,025.20	$1,024.70	$1,023.10
Expenses Paid During Period	$2.47	$5.99	$6.14	$2.52	$3.33	$1.31	$1.26	$2.57

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,022.49	$1,019.00	$1,018.85	$1,022.44	$1,021.64	$1,023.64	$1,023.68	$1,022.39
Expenses Paid During Period	$2.47	$5.99	$6.14	$2.52	$3.33	$1.31	$1.26	$2.57

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.49% for Class A, 1.19% for Class B, 1.22% for Class C, 0.50% for Class D, 0.66% for Class R, 0.26% for Class P, 0.25% for Institutional Class and 0.51% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	| May 31, 2015	31

Unaudited

AllianzGI Global Dynamic Allocation Fund (formerly AllianzGI Global Growth Allocation Fund)

For the period of December 1, 2014 through May 31, 2015, as provided by the Multi-Asset US Group.

Fund Insights

For the reporting period ended May 31, 2015, Class A shares at NAV of the AllianzGI Global Dynamic Allocation Fund (the “Fund”) returned 1.66%, underperforming the 60% MSCI AC World Index 40% Barclays US Aggregate Bond Index (the “benchmark index”), which returned 2.39%.

Market Overview

For the six-month period of December 1, 2014 through May 31, 2015, global equities outperformed global bonds with developed country equities leading emerging market equities by more than 3%. In fixed income, global bonds fell 3.3% for the period as measured by the Barclays Global Aggregate Index. However, in the US, as uncertainty about the Fed’s future policy decisions persisted, yields on the 10-year Treasury fell marginally for the period and broad US bonds returned 1.1% as measured by the Barclays US Aggregate Bond Index.

Certain themes from late 2014 persisted in the period, including the continued strength of the US dollar against most major currencies. For the period, one of the best performing assets was the trade-weighted dollar, which returned 10.2%. On the other hand, commodities, led by energy, continued to weaken: commodities remained one of the worst performing asset classes, returning -10.6% for the period as measured by the Bloomberg Commodity Index.

The Fund was well positioned to take advantage of these themes given its global and diversified profile and its flexible approach to asset allocation. During the period, the Fund benefitted from increasing its exposure to developed equities, especially outside of the US, from investing in currency-hedged instruments and from avoiding exposure to commodities. On the fixed income side, given the uncertainty around US interest rates, the Fund gradually increased then shortened its duration and ended the period with an underweight.

Mid-April marked a period of dislocations across markets. A sell-off in European bonds, most notably in German bunds, which produced swings in bond yields globally, contributed to broad market volatility. The US dollar fell against every major developed market currency and most emerging market currencies in April, while the euro appreciated by 4.6% for the month. In commodities, oil entered positive territory for the year in mid-April, contributing to the perception of stability in oil prices. These events and trends culminated in a renewed focus on inflationary—as opposed to deflationary—trends in the global economy and a pickup in inflation expectations.

Mid-April Market Volatility

The magnitude and rapid pace of the move in European bond yields in late April was unprecedented. The spike in yields was most pronounced in German bunds, with the 10-year yield increasing from a low on April 17, 2015 of 0.05% to a high of 0.78% on May 7, 2015. Several factors contributed to the move, including talks of tapering from the ECB on the back of stronger macroeconomic data throughout the region. Concerns about the ability of Greece to reach a deal with the Eurogroup over its obligations to the IMF and other creditors intensified through April and early May, further contributing to bond market volatility. Stronger inflation data released in mid-April, including an increase in the Eurozone Aggregate Consumer Price Index of 1.1% month over month—nearly two times the increase of the previous month—contributed to higher inflation expectations, which in turn paved the way for higher yields. The increase in yields was not limited to Europe. Through mid-May, the US yield curve steepened as rates followed higher European yields and the US 10-year Treasury hit a high for the six-month period of 2.4% on May 12, 2015.

Currencies also underwent a temporary correction in April. The trade-weighted dollar suffered its first monthly decline since July 2014. For the month, the trade-weighted dollar fell 3.8%. In connection with the spike in yields on European bonds and the more solid inflation data, the euro increased more than 6% from its low in mid-April to the end of the month. However, in May, the dollar once again strengthened versus all major currencies and the euro resumed its weaker trend against the dollar, falling 2.1%.

The Return of Inflation after Disinflation

Despite significant volatility during the period including a low close to $43 in mid-March, the price of WTI crude stabilized in the $58-60/barrel range by mid-April, leading to a jump in inflation expectations. For example, in late April, one of the Fed’s preferred market based inflation gauges, the 5 year/5 year forward breakeven inflation level from the TIPS market moved above the 2% threshold suggesting that, while short term inflation expectations still lag, the 5-year inflation expectation had reached—and exceeded—the Fed’s inflation target. In the context of moderate global growth, stable energy prices and initial increases in core consumer price inflation, overall inflation expectations inched closer to central bank targets during the period. This may finally signal the dawn of a new era of inflation.

Portfolio Review

Effective January 1, 2015, the Fund’s benchmark changed from a custom-blended index comprised of 80% MSCI AC World Index and 20% Barclays US Aggregate Bond Index, to a custom-blended index comprised of 60% MSCI AC World Index and 40% Barclays US Aggregate Bond Index. In accordance with SEC Regulations, the custom 80/20 blend will continue to be displayed in the prospectus for one year following the change.

The Fund maintained its broad and global diversification during the reporting period while taking active positions both across and within asset classes. Across asset classes, the Fund was overweight global equities and underweight fixed income throughout the period. Outside of the benchmark index’s primary asset class exposure, the Fund also had positions in US small-cap equities, REITs and emerging market bonds, which were added later in the reporting period.

32	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI Global Dynamic Allocation Fund (formerly AllianzGI Global Growth Allocation Fund) (cont’d)

The Fund’s overweight to equities included a preference for developed markets, particularly outside the US, an overweight which was increased throughout the period. In addition, the Fund favored the USD relative to foreign currencies, expressed with a hedge against the euro. In the Fund’s fixed income exposure, US corporate debt was favored over US government bonds and mortgage backed securities, a preference which was maintained over the period and which resulted in an overall underweight to duration.

The Fund’s overall result for the period included a combination of allocation and selection effects. With the previous blended benchmark index’s greater emphasis on global equities, the Fund’s corresponding global equity exposure for the month of December was above the current blended benchmark’s equity weight. Consequently, when comparing the Fund’s performance in December to the current blended benchmark index, a trailing result for that month can be traced to underperformance of global equities as the MSCI AC World Index returned (-1.9%) in December, as compared to the Barclays US Aggregate Bond Index which was conversely positive (+0.1%). With the current benchmark index and investment strategy in place from the start of the year, the Fund began with a roughly neutral weight to equities, and an underweight to fixed income. Exposure to equities was increased over the period with a preference for developed markets particularly outside the US. This preference contributed positively to relative results as the MSCI EAFE Index climbed 8.6%, outpacing both the S&P 500 Index (+3.2%) and the MSCI Emerging Market Index (+5.7%) in USD terms over the YTD period. Conversely, an underweight to emerging market equities detracted from relative results.

Additional detractors from the Fund’s relative result included effects in the fixed income portion of the Fund, where positioning to US government bonds relative to the current benchmark index detracted from relative results. For the first month of the full period, the Fund’s blended benchmark had a reduced emphasis on fixed income. As bonds performed well over this period, the Fund’s underweight to fixed income relative to the current benchmark detracted from results in December. For the YTD period, the positioning effects in the fixed income portion of the Fund were ultimately positive, as selection effects in the Fund’s corporate bond exposure included favorable performance from the PIMCO Investment Grade Corporate Bond Fund.

In aggregate, the benchmark index and investment strategy change during the reporting period influenced results for the six-month period as compared to the current benchmark index. Since the change, the Fund has delivered favorable relative results, benefiting from an overweight to the strong performance of developed market equities particularly outside the US, and positive selection effects in the fixed income portfolio. As of the end of the period, the Fund remained overweight equities, and continued to underweight US government bonds.

Outlook

In 2015, the seventh year of financial repression, we expect investment returns to remain low. Central banks around the developed world have committed to further monetary expansion as expected, although the significant levels of QE in Japan and Europe have been largely discounted by the markets.

In the US, we continue to expect short-term rates to remain lower for longer, but we recognize that FOMC voters have said that they will adjust policy as they consider new economic data. We also expect that inflation expectations will continue to move up incrementally and will likely push long-term rates above current levels. Therefore, we expect that 2015 could continue to be a volatile year.

Currently, the Fund is overweight US, non-US and emerging-market equities. We use enhanced-beta, low-tracking-error equity strategies in global equities to aim to take advantage of the outperformance of momentum- and value-related factors. There is also equity exposure through US and international managed volatility strategies. On the fixed-income side, the Fund is underweight US Treasuries. The Fund has exposure to short-term high-yield bonds as a way to attempt to generate income; it also has exposure to long-term corporate bonds, which have had a higher yield than like-duration Treasuries.

Beginning in the first quarter, the Fund uses a broader range of investments and a more tactical approach across markets. There is also a greater focus on mitigating downside risk. We believe that these adjustments will benefit the Fund going forward.

Semiannual Report	| May 31, 2015	33

Unaudited

AllianzGI Global Dynamic Allocation Fund (formerly AllianzGI Global Growth Allocation Fund) (cont’d)

Average Annual Total Return for the period ended May 31, 2015

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Global Dynamic Allocation Fund Class A	1.66%	0.04%	9.22%	12.51%
AllianzGI Global Dynamic Allocation Fund Class A (adjusted)	–3.93%	–5.47%	7.99%	11.47%
AllianzGI Global Dynamic Allocation Fund Class C	1.27%	–0.75%	8.39%	11.68%
AllianzGI Global Dynamic Allocation Fund Class C (adjusted)	0.38%	–1.61%	8.39%	11.68%
AllianzGI Global Dynamic Allocation Fund Class D	1.66%	0.03%	9.21%	12.52%
AllianzGI Global Dynamic Allocation Fund Class R	1.56%	–0.17%	8.96%	12.26%
AllianzGI Global Dynamic Allocation Fund Class P	1.74%	0.20%	9.40%	12.72%
AllianzGI Global Dynamic Allocation Fund Institutional Class	1.80%	0.31%	9.52%	12.84%
AllianzGI Global Dynamic Allocation Fund Administrative Class	1.70%	0.07%	9.25%	12.56%
MSCI AC World Index	3.11%	5.08%	11.76%	14.22%
Barclays US Aggregate Bond Index	1.09%	3.03%	3.90%	4.66%
60% MSCI AC World Index 40% Barclays US Aggregate Bond Index**	2.39%	4.36%	8.82%	10.61%
Lipper Global Flexible Portfolio Funds Average	1.29%	2.02%	8.63%	11.29%

† The Fund began operations on 4/27/09. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 4/30/09.

* Cumulative return

** Prior to certain changes to the Fund’s principal investment strategies that went into effect January 1, 2015, the Fund disclosed a custom secondary benchmark with a different blend of these two broad-based market indices (80% MSCI ACWI and 20% Barclays U.S. Aggregate Bond Index).

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 4.72% for Class A shares, 5.50% for Class C shares, 4.70% for Class D shares, 5.18% for Class R shares, 4.59% for Class P shares, 4.49% for Institutional Class shares and 4.74% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.10% for Class A shares, 1.83% for Class C shares, 1.10% for Class D shares, 1.35% for Class R shares, 0.95% for Class P shares, 0.85% for Institutional Class shares and 1.10% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

34	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI Global Dynamic Allocation Fund (formerly AllianzGI Global Growth Allocation Fund) (cont’d)

Cumulative Returns Through May 31, 2015

Asset Allocation (as of May 31, 2015)

Mutual Funds	68.8%
Exchange-Traded Funds	8.4%
U.S. Treasury Obligations	6.4%
U.S. Government Agency Securities	0.5%
Cash & Equivalents — Net	15.9%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,016.60	$1,012.70	$1,016.60	$1,015.60	$1,017.40	$1,018.00	$1,017.00
Expenses Paid During Period	$2.66	$6.47	$2.51	$3.87	$1.86	$1.46	$2.56

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,022.29	$1,018.50	$1,022.44	$1,021.09	$1,023.09	$1,023.49	$1,022.39
Expenses Paid During Period	$2.67	$6.49	$2.52	$3.88	$1.87	$1.46	$2.57

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.53% for Class A, 1.29% for Class C, 0.50% for Class D, 0.77% for Class R, 0.37% for Class P, 0.29% for Institutional Class and 0.51% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	| May 31, 2015	35

Unaudited

AllianzGI Global Megatrends Fund

From inception on February 2, 2015 through May 31, 2015, as provided by John Schroer, CFA, Portfolio Manager.

Fund Insights

For the period since the Fund’s inception on February 2, 2015 through May 31, 2015, Class A shares at NAV of the AllianzGI Global Megatrends Fund (the “Fund”) returned 7.00%, outperforming the MSCI AC World Index (the “benchmark index”), which returned 5.83%.

Portfolio Review

The Fund is allocated to five underlying strategies with a target allocation weighting of 20% to each strategy. Below is a summary of the underlying sleeves since inception of the Global Megatrends Fund.

AllianzGI Emerging Markets Consumer:

For the period since the Fund’s inception on February 2, 2015 through May 31, 2015, the AllianzGI Emerging Markets Consumer sleeve (the “sleeve”) returned 2.49%, underperforming the MSCI Emerging Markets Index, which returned 4.80%.

The sleeve lagged the MSCI Emerging Markets Index during the reporting period due to more conservative stock selection. Selections in the consumer discretionary sector contributed to overall results, as did bottom-up stock picking in the industrials sector, due exclusively to the airline industry. The exclusion of the materials, energy and utilities sectors also contributed to results due to lackluster commodity-related demand. Conversely, a relative underweight coupled with stock picking in the information technology sector detracted from results, as did stock selection in the health care sector.

From a country standpoint, globally branded companies from developed markets, including the United States and France contributed to performance, as did consumer-related exposure in Mexico and Brazil. Meanwhile, an underweight allocation and avoidance of pro-cyclical stocks in China offset results, with stock selection in South Korea and Indonesia also lagging the more broadly based benchmark index.

AllianzGI Global Natural Resources:

For the period since the Fund’s inception on February 2, 2015 through May 31, 2015, the AllianzGI Global Natural Resources sleeve (the “sleeve”) returned 4.86%, rebounding from the recent lows in crude oil prices seen in March 2015. The Custom Commodity Equity Benchmark returned 4.11%.

From June 2014 through December 2014, the price of crude oil as measured by West Texas Intermediate (“WTI”) dropped over 50%. The sleeve maintains significant exposure to the energy sector and the fact that crude prices rebounded over 30% since March from what we believed were oversold conditions, helped propel the sleeve to a gain. We remain constructive on the outlook for crude oil through the remainder of 2015, looking for a continued steady rebound in WTI. Long-term we believe higher energy prices are sustainable given global demand growth.

AllianzGI Global Water:

For the period since the Fund’s inception on February 2, 2015 through May 31, 2015, the AllianzGI Global Water sleeve (the “sleeve”) returned 5.46%, underperforming the S&P Global Water Index, which returned 5.67%.

We see encouraging signs that funding for public infrastructure to target water supply is rising again, after many years of austerity. Water Merger & Acquisitions (“M&A”) continues to be an active theme as companies try to participate in the structural attractiveness of water technology.

We expect investments in water infrastructure to continue to accelerate as municipalities stop postponing investments needed to address the further deterioration of the existing networks in the US and Europe. Core holdings of the sleeve remain the leading water pump companies and companies with differentiated products needed for water infrastructure operations.

AllianzGI Health Sciences:

For the period since the Fund’s inception on February 2, 2015 through May 31, 2015, the AllianzGI Health Sciences sleeve (the “sleeve”) returned 14.56% as global health care stocks rose solidly in the first five months of the year. The MSCI World Healthcare and Consumer Blended benchmark returned 7.39%.

Global health care stocks as measured by the MSCI World Healthcare Index have delivered strong gains over the past several years, helped by heightened M&A activity, strong pipelines and new drug introductions to the marketplace. Despite the multi-year run we remain very constructive on the sector, as valuations remain reasonable and many health care stocks are supported by solid earnings streams. We continue to focus on companies that are delivering innovative and profitable drug treatments and cost-effective health care solutions.

AllianzGI Technology:

For the period since the Fund’s inception on February 2, 2015 through May 31, 2015, the AllianzGI Technology sleeve (the “sleeve”) returned 10.73%, as technology stocks have produced strong returns in the first five months of the year. The S&P North American Technology Sector Index returned 9.06%.

Technology is expanding its reach into more industries with new technologies that are providing more efficient and productive methods of doing things for businesses and consumers. Corporations and governments are starting to adopt these next generation solutions on a broader scale, and we expect this trend to continue. Despite the recent rally in technology stocks, we remain positive on the sector as valuations remain reasonable and many technology stocks are supported by solid earnings and cash flow streams. We continue to focus on high quality companies that are market leaders in delivering innovative solutions.

36	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI Global Megatrends Fund (cont’d)

Cumulative Return for the period ended May 31, 2015

Since Inception†
AllianzGI Global Megatrends Fund Class A	7.00%
AllianzGI Global Megatrends Fund Class A (adjusted)	1.12%
AllianzGI Global Megatrends Fund Class P	7.07%
AllianzGI Global Megatrends Fund Institutional Class	7.07%
MSCI AC World Index	5.83%
Lipper Commodities General Funds Average	0.16%

† The Fund began operations on 2/2/15. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 1/31/15.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 8.25% for Class A shares, 8.10% for Class P shares and 8.00% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.30% for Class A shares, 1.15% for Class P shares and 1.05% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

Cumulative Returns Through May 31, 2015

Fund Allocation (as of May 31, 2015)

AllianzGI Health Sciences	21.3%
AllianzGI Technology	20.5%
AllianzGI Global Water	19.4%
AllianzGI Global Natural Resources	19.2%
AllianzGI Emerging Markets Consumer	18.9%
Cash & Equivalents — Net	0.7%

Semiannual Report	| May 31, 2015	37

Unaudited

AllianzGI Global Megatrends Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (2/2/15)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,070.00	$1,070.70	$1,070.70
Expenses Paid During Period	$0.47	$—	$—

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,024.23	$1,024.93	$1,024.93
Expenses Paid During Period	$0.71	$—	$—

The Fund commenced operations on February 2, 2015. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning December 1, 2014. If the Hypothetical expense example had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been: $1,015.71 and $0.46, respectively, for Class A; $1,016.16 and $0.00, respectively, for Class P; and $1,016.16 and $0.00, respectively, for Institutional Class.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.14% for Class A, 0.00% for Class P and 0.00% for Institutional Class), multiplied by the average account value over the period, multiplied by 118/365 for the Actual expense example and 182/365 for the Hypothetical expense example. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

38	May 31, 2015 |	Semiannual Report

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Semiannual Report	| May 31, 2015	39

Unaudited

AllianzGI Behavioral Advantage Large Cap Fund

For the period of December 1, 2014 through May 31, 2015, as provided by Raife Giovinazzo, CFA, PhD, Portfolio Manager.

Fund Insights

For the reporting period ended May 31, 2015, Class A shares at NAV of the AllianzGI Behavioral Advantage Large Cap Fund (the “Fund”) returned 2.99%, outperforming the S&P 500 Index (the “benchmark index”), which returned 2.97%.

Portfolio Review

Overall, this was a good six months for the Fund, and the economy continues to improve. Our performance was strong in the first quarter, but weak in April and May. We had positive sector allocation and strong stock selection.

We follow a two-step investment process: we begin with a proprietary “smart-beta” index that weights stocks proportional to size and valuation, and then we add an overlay based on behavioral finance. In our behavioral overlay, we buy stocks where investors are over-reacting to past bad performance or under-reacting to good news. For the six month period ended May 31, 2015, our proprietary smart-beta index underperformed, but our behavioral overlay outperformed. Within the behavioral overlay, our over-reaction strategies slightly underperformed, but our under-reaction strategies significantly outperformed. This was unexpected, but not unusual, as performance of each step will vary from period to period. In the long run, we expect our proprietary smart-beta index and both parts of our behavioral overlay to add alpha relative to the benchmark index.

Our stock picks were particularly strong in information technology, materials and health care. On a stock basis, UnitedHealth Group and Walt Disney were our two biggest contributors, both of which we owned primarily due to signs that investors had under-reacted to recent good performance. Our third biggest contributor was Home Depot. Our biggest detractor, however, was Walmart.

Outlook

Our short-term outlook for the stock market is typically neutral, while our long-term outlook is optimistic. In the near term, we believe the US economy is continuing recovery, and volatility is pleasantly low; however, we do see some near-term risks to the global economy from the Greek financial crisis. Over the long run, we expect the stock market to provide superior returns for investors.

Our portfolio is constructed using a “bottom-up” approach that forms an indirect view of the market, but we purposely do not try to base our portfolio on macroeconomic or “top-down” forecasts. Most recently, our bottom-up approach has built a portfolio that is slightly more conservative than average. We continue to have a very positive outlook for our stock-picking approach. Our stock selection process starts with a proprietary “smart-beta” index based on accounting-level measures of size and value, and then adds an active overlay driven by behavioral finance-based strategies. We believe our disciplined approach, used in the Fund’s stock selection and portfolio construction processes, helps to provide a repeatable source of above-benchmark index returns over the long term.

Average Annual Total Return for the period ended May 31, 2015

	6 Month*	1 Year	Since Inception†
AllianzGI Behavioral Advantage Large Cap Fund Class A	2.99%	10.98%	20.24%
AllianzGI Behavioral Advantage Large Cap Fund Class A (adjusted)	–2.68%	4.88%	18.43%
AllianzGI Behavioral Advantage Large Cap Fund Class C	2.57%	10.14%	19.33%
AllianzGI Behavioral Advantage Large Cap Fund Class C (adjusted)	1.79%	9.31%	19.33%
AllianzGI Behavioral Advantage Large Cap Fund Class D	3.03%	11.05%	20.25%
AllianzGI Behavioral Advantage Large Cap Fund Class P	3.04%	11.13%	20.47%
AllianzGI Behavioral Advantage Large Cap Fund Institutional Class	3.14%	11.33%	20.62%
S&P 500 Index	2.97%	11.81%	19.21%
Lipper Multi-Cap Core Funds Average	3.71%	9.75%	16.69%

† The Fund began operations on 9/8/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 8/31/11.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.02% for Class A shares, 1.83% for Class C shares, 4.22% for Class D shares, 0.81% for Class P shares and 0.76% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 0.81% for Class A shares, 1.57% for Class C shares, 0.81% for Class D shares, 0.65% for Class P shares and 0.55% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

40	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI Behavioral Advantage Large Cap Fund (cont’d)

Cumulative Returns Through May 31, 2015

Industry Allocation (as of May 31, 2015)

IT Services	8.3%
Specialty Retail	7.2%
Food and Staples Retailing	5.4%
Insurance	4.9%
Hotels, Restaurants & Leisure	4.6%
Software	4.2%
Semiconductors & Semiconductor Equipment	4.1%
Pharmaceuticals	3.4%
Other	57.2%
Cash & Equivalents — Net	0.7%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,029.90	$1,025.70	$1,030.30	$1,030.40	$1,031.40
Expenses Paid During Period	$4.10	$7.93	$4.10	$3.29	$2.79

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,020.89	$1,017.10	$1,020.89	$1,021.69	$1,022.19
Expenses Paid During Period	$4.08	$7.90	$4.08	$3.28	$2.77

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.81% for Class A, 1.57% for Class C, 0.81% for Class D, 0.65% for Class P and 0.55% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	| May 31, 2015	41

Unaudited

AllianzGI Best Styles Emerging Markets Equity Fund

From inception on December 9, 2014 through May 31, 2015, as provided by Dr. Michael Heldmann, CFA, Portfolio Manager.

Fund Insights

For the period from inception on December 9, 2014 through May 31, 2015, Class R6 shares at NAV of the AllianzGI Best Styles Emerging Markets Equity Fund (the “Fund”) returned 4.50%, underperforming the MSCI Emerging Markets Index (the “benchmark index”), which returned 4.90%.

Portfolio Review

The Fund implemented a well-diversified blend of the five long-term successful investment styles, emphasizing value, momentum, earnings change, growth and quality, and as such established a well-diversified mix of contrarian and trend-following investment styles.

In the first half of the reporting period, the Fund underperformed the benchmark index. This was a reflection of the balance of positive performance of trend following investment styles like momentum, revisions and to a lesser extent the negative performance of contrarian investment styles like dividend yield, cash yield, free-cash-flow yield and others. During the reporting period, we saw a pattern of quick moves from investor risk aversion to risk seeking, resulting in increased volatility of high-risk stocks.

Due to high volatility in market sub-segments, the Fund underperformed for the entire reporting period. However, the Fund was able to keep up with the benchmark index and outperform it in the second half of the reporting period, demonstrating the benefits of a well-diversified investment style mix.

The Fund’s strategy has only moderate leeway for sector allocation, with a maximum deviation of 4% versus the benchmark index for active sector weightings. The overall contribution from active sector allocation was consistently small for the Fund’s strategy over the reporting period. Hence the main contribution to outperformance in the second half of the reporting period came from stock selection. Stock selection was strong within the financials and industrials sectors but weaker for stocks within the materials sector.

From a regional point of view, the overall contribution from active weightings was also small. Overweighting Australian companies with a strong focus in emerging markets helped, but an underweight in Asia hurt.

The Fund holds a broad number of stocks to implement a well-diversified mix of investment styles and assigns a maximum active weighting of 1% to individual stocks. Thus, the performance impact of individual stocks is lower for the Fund as compared to concentrated portfolios. In sum, the performance contributions from stock selection was strong over the reporting period.

Cumulative Return for the period ended May 31, 2015

Since Inception†
AllianzGI Best Styles Emerging Markets Equity Fund Class P	4.42%
AllianzGI Best Styles Emerging Markets Equity Fund Institutional Class	4.43%
AllianzGI Best Styles Emerging Markets Equity Fund Class R6	4.50%
MSCI Emerging Markets Index	4.90%
Lipper Emerging Markets Fund Average	–1.07%

† The Fund began operations on 12/9/14. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/14.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 6.14% for Class P shares, 6.04% for Institutional Class shares and 6.04% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 0.80% for Class P shares, 0.70% for Institutional Class shares and 0.60% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

42	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI Best Styles Emerging Markets Equity Fund (cont’d)

Cumulative Returns Through May 31, 2015

Country Allocation (as of May 31, 2015)

China	23.1%
Korea (Republic of)	14.5%
Taiwan	9.5%
South Africa	8.8%
Brazil	7.5%
Mexico	3.8%
Hong Kong	3.6%
Indonesia	2.9%
Other	18.4%
Cash & Equivalents — Net	7.9%

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	Class R6
Beginning Account Value (12/9/14)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,044.20	$1,044.30	$1,045.00
Expenses Paid During Period	$3.88	$3.39	$2.91

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	Class R6
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,020.94	$1,021.44	$1,021.94
Expenses Paid During Period	$4.03	$3.53	$3.02

The Fund commenced operations on December 9, 2014. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning December 1, 2014. If the Hypothetical expense example had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been: $1,019.91 and $3.83, respectively, for Class P; $1,020.38 and $3.35, respectively, for Institutional Class; and $1,020.85 and $2.87, respectively, for Class R6.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.80% for Class P, 0.70% for Institutional Class and 0.60% for Class R6), multiplied by the average account value over the period, multiplied by 173/365 for the Actual expense example and 182/365 for the Hypothetical expense example.

Semiannual Report	| May 31, 2015	43

Unaudited

AllianzGI Best Styles Global Equity Fund

For the period of December 1, 2014 through May 31, 2015, as provided by Dr. Rainer Tafelmayer, Portfolio Manager.

Fund Insights

For the reporting period ended May 31, 2015, Class A shares at NAV of the AllianzGI Best Styles Global Equity Fund (the “Fund”) returned 5.06%, outperforming the MSCI AC World Index (the “benchmark index”), which returned 3.11%.

Portfolio Review

With respect to the whole reporting period, the Fund’s performance was 1.95% ahead of the benchmark index and exceeded expectations.

In the last month of 2014, the Fund generated stable and strong outperformance of about 0.8% over the benchmark index in sideways markets. During this time trend-following investment styles of momentum and earnings revisions were outperforming the broad market with mostly neutral contributions from the investment style value.

The first quarter of 2015 was an uninspiring quarter for style investing, and hence for the Fund, as most investment style returns were rather low. Small caps were the only major investment style to post strong returns. Consistency of investment style returns was low in the first quarter as January’s investment style winners, earnings revisions and momentum, were February’s investment style losers. This reversed again in March with earnings revisions and momentum once again becoming investment style winners. This pattern resulted in broadly neutral investment style returns. In April, the strong drawdown in trend-following investment styles was not overcompensated by positive contributions from value and small caps. On the other hand, May 2015 was very positive, as the weak investment style performance of the previous month was reversed. The trend-following investment styles of momentum, earnings revisions and growth as well as quality showed strong outperformance. Value was flat to the benchmark index, resulting in an overall outperformance of 1.3% in May.

The Fund’s strategy has only moderate leeway for sector allocation with a maximum deviation of 3% versus the benchmark index for active sector weightings. The overall contribution from active sector allocation was positive with the largest contributors coming from overweights in the health care sector and underweights in the energy sector. From a regional point of view, the overall contribution from active weightings was also positive, especially from overweights in Japanese stocks and underweights in UK stocks. The Fund holds a broad number of stocks to implement a well-diversified mix of investment styles and assigns a maximum active weighting of 1% to individual stocks. Thus, the performance impact of individual stocks is lower for the Fund as compared to concentrated portfolios, however in total the performance contributions from stock selection were strongly positive over the past six months. Sector-wise, stock selection was most successful in health care and consumer staples as well as consumer discretionary. Stock selection within regions was particularly successful in the US. Europe and Japan also contributed positively, while the contributions from stock selection in Latin America and Emerging Europe were slightly negative during the reporting period.

Cumulative Return for the period ended May 31, 2015

	6 Month	1 Year	Since Inception†
AllianzGI Best Styles Global Equity Fund Class A	5.06%	8.57%	10.29%
AllianzGI Best Styles Global Equity Fund Class A (adjusted)	–0.72%	2.59%	6.19%
AllianzGI Best Styles Global Equity Fund Class P	5.24%	8.81%	10.51%
AllianzGI Best Styles Global Equity Fund Institutional Class	5.20%	8.86%	10.58%
AllianzGI Best Styles Global Equity Fund Class R6	5.31%	9.00%	10.71%
MSCI AC World Index	3.11%	5.08%	7.82%
Lipper Global Multi-Cap Core Funds Average	3.79%	5.34%	6.80%

† The Fund began operations on 12/2/2013. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/2013.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A Shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 2.53% for Class A shares, 1.68% for Class P shares, 2.27% for Institutional Class shares and 1.80% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Funds expense ratios net of this reduction are 0.75% for Class A shares, 0.60% for Class P shares, 0.50% for Institutional Class shares and 0.40% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

44	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI Best Styles Global Equity Fund (cont’d)

Cumulative Returns Through May 31, 2015

Country Allocation (as of May 31, 2015)

United States	49.1%
Japan	9.8%
United Kingdom	6.1%
Canada	3.7%
China	3.2%
France	2.8%
Germany	2.6%
Korea (Republic Of)	1.8%
Other	15.6%
Cash & Equivalents — Net	5.3%

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class	Class R6
Beginning Account Value*	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,050.60	$1,059.30	$1,052.00	$1,053.10
Expenses Paid During Period	$3.83	$2.71	$2.56	$2.05

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class	Class R6
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,021.19	$1,021.94	$1,022.44	$1,022.94
Expenses Paid During Period	$3.78	$3.02	$2.52	$2.02

* Class P commenced operations on December 22, 2014. The Actual expense example for Class P is based on the period since inception; the Actual expense example for Class A, Institutional Class and Class R6 and the Hypothetical expense example are based on the period beginning December 1, 2014. If the Hypothetical expense example for Class P had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been: $1,019.29 and $2.66, respectively.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.75% for Class A, 0.60% for Class P, 0.50% for Institutional Class and 0.40% for Class R6), multiplied by the average account value over the period, multiplied by 182 (160 for Class P)/365 for the Actual expense example and 182/365 for the Hypothetical expense example.

Semiannual Report	| May 31, 2015	45

Unaudited

AllianzGI Best Styles International Equity Fund

From inception on December 9, 2014 through May 31, 2015, as provided by Dr. Michael Heldmann, CFA, Portfolio Manager.

Fund Insights

For the period from inception on December 9, 2014 through May 31, 2015, Class R6 shares at NAV of the AllianzGI Best Styles International Equity Fund (the “Fund”) returned 5.09%, underperforming the MSCI EAFE Index (the “benchmark index”), which returned 6.46%.

Portfolio Review

The Fund implemented a well-diversified blend of the five long-term successful investment styles, emphasizing value, momentum, earnings change, growth and quality, and as such established a well-diversified mix of contrarian and trend-following investment styles.

In the first half of the reporting period, the Fund was in line with the benchmark index. This was a reflection of the balance of the positive performance of trend following investment styles like momentum, revisions and the negative performance of contrarian investment styles like dividend yield, cash yield, free-cash-flow yield and others. During the reporting period, we saw a pattern of quick moves from investor risk aversion to risk seeking, resulting in increased volatility of high-risk stocks.

Due to the high volatility in market sub-segments, the Fund was unable to keep up with the benchmark index and underperformed it in the second half of the reporting period. This was mainly due to a negative contribution from companies in the Asia Pacific region, where in April in particular the outperformance of value did not overcompensate the losses from trend–following investment styles.

The Fund’s strategy has only moderate leeway for sector allocation with a maximum deviation of 3% versus the benchmark index for active sector weightings. The overall contribution from active sector allocation was consistently small for the Fund’s strategy over the reporting period. Stock selection was strong within the consumer discretionary sector and the health care sector, but weaker for stocks within the consumer staples and energy sectors.

The Fund holds a broad number of stocks to implement a well-diversified mix of investment styles and assigns a maximum active weighting of 1% to individual stocks. Thus, the performance impact of individual stocks is lower for the Fund as compared to concentrated portfolios.

Cumulative Return for the period ended May 31, 2015

Since Inception†
AllianzGI Best Styles International Equity Fund Class P	5.01%
AllianzGI Best Styles International Equity Fund Institutional Class	5.01%
AllianzGI Best Styles International Equity Fund Class R6	5.09%
MSCI EAFE Index	6.46%
Lipper International Multi-Cap Core Funds Average	4.98%

† The Fund began operations on 12/9/2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 5.90% for Class P shares, 5.80% for Institutional Class shares and 5.80% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 0.65% for Class P shares, 0.55% for Institutional Class shares and 0.45% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

46	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI Best Styles International Equity Fund (cont’d)

Cumulative Returns Through May 31, 2015

Country Allocation (as of May 31, 2015)

Japan	23.9%
United Kingdom	19.3%
Germany	10.5%
Switzerland	8.6%
France	7.0%
Australia	5.1%
Italy	3.7%
Spain	3.7%
Other	15.9%
Cash & Equivalents — Net	2.3%

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	Class R6
Beginning Account Value (12/9/14)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,050.10	$1,050.10	$1,050.90
Expenses Paid During Period	$3.16	$2.67	$2.19

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	Class R6
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,021.69	$1,022.19	$1,022.69
Expenses Paid During Period	$3.28	$2.77	$2.27

The Fund commenced operations on December 9, 2014. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning December 1, 2014. If the Hypothetical expense example had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been: $1,020.62 and $3.11, respectively, for Class P; $1,021.09 and $2.63, respectively, for Institutional Class; and $1,021.57 and $2.16, respectively, for Class R6.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.65% for Class P, 0.55% for Institutional Class and 0.45% for Class R6), multiplied by the average account value over the period, multiplied by 173/365 for the Actual expense example and 182/365 for the Hypothetical expense example.

Semiannual Report	| May 31, 2015	47

Unaudited

AllianzGI Best Styles U.S. Equity Fund

From inception on December 1, 2014 through May 31, 2015, as provided by Karsten Niemann, CFA, Portfolio Manager.

Fund Insights

For the period from inception on December 1, 2014 through May 31, 2015, Class R6 shares at NAV of the AllianzGI Best Styles U.S. Equity Fund (the “Fund”) returned 3.83%, outperforming the S&P 500 Index (the “benchmark index”), which returned 3.67%.

Portfolio Review

The reporting period was positive for the Fund and includes the inception date and is marked by significant flows.

Best Styles centers upon the conviction that investment styles like value or momentum carry risk premiums that can be harvested in a disciplined systematic approach, largely independent from the economic or market environment.

During the reporting period, the performance of the individual investment styles targeted by the fund displayed more volatility compared to the prior twelve months. A very noticeable and positive contributor to the excess returns of the Fund was the strong performance of smaller companies’ style from January onwards. The contribution of trend-following investment styles, momentum and earnings revisions, were neutral to the performance of the Fund as both styles strongly under-performed the market in April, erasing the positive contributions made from December to March. Also noteworthy is the performance of the value investment style. The contribution of value was neutral, but helped stabilize the excess returns due to the low correlation to other styles, especially to momentum and revision.

Stock selection proved successful within the consumer staples (especially Krogers) and health care sectors.

Cumulative Return for the period ended May 31, 2015

Since Inception†
AllianzGI Best Styles U.S. Equity Fund Class P	3.68%
AllianzGI Best Styles U.S. Equity Fund Institutional Class	3.82%
AllianzGI Best Styles U.S. Equity Fund Class R6	3.83%
S&P 500 Index	3.67%
Lipper Multi-Cap Core Funds Average	2.70%

† The Fund began operations on 12/1/2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 8.80% for Class P shares, 8.70% for Institutional Class shares and 8.70% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 0.60% for Class P shares, 0.50% for Institutional Class shares and 0.40% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

48	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI Best Styles U.S. Equity Fund (cont’d)

Cumulative Returns Through May 31, 2015

Industry Allocation (as of May 31, 2015)

Banks	6.2%
Health Care Providers & Services	5.5%
Technology Hardware, Storage & Peripherals	5.2%
Insurance	5.0%
Oil, Gas & Consumable Fuels	4.8%
Pharmaceuticals	4.5%
Semiconductors & Semiconductor Equipment	4.1%
Media	3.4%
Other	54.6%
Cash & Equivalents — Net	6.7%

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	Class R6
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,036.80	$1,038.20	$1,038.30
Expenses Paid During Period	$3.03	$2.53	$2.02

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	Class R6
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,021.94	$1,022.44	$1,022.94
Expenses Paid During Period	$3.02	$2.52	$2.02

The Fund commenced operations on December 1, 2014. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning December 1, 2014. If the Hypothetical expense example had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been: $1,021.82 and $3.01, respectively, for Class P; $1,022.32 and $2.51, respectively, for Institutional Class; and $1,022.81 and $2.01, respectively, for Class R6.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.60% for Class P, 0.50% for Institutional Class and 0.40% for Class R6), multiplied by the average account value over the period, multiplied by 181/365 for the Actual expense example and 182/365 for the Hypothetical expense example.

Semiannual Report	| May 31, 2015	49

Unaudited

AllianzGI China Equity Fund

For the period of December 1, 2014 through May 31, 2015, as provided by Christina Chung, CFA, Portfolio Manager.

Fund Insights

For the reporting period ended May 31, 2015, Class A shares at NAV of the AllianzGI China Equity Fund (the “Fund”) returned 28.00%, outperforming the MSCI China Index (the “benchmark index”), which returned 22.89%.

Market Environment

For the six-month period ending May 31, 2015, Chinese equities have been one of the best performing asset classes in the world. The major catalyst for such performance was the interest rate cut by the People’s Bank of China (“PBoC”) in November 2014, which was interpreted by investors as the start of an easing cycle in China. Beijing did not fail to meet investors’ expectations—since November 2014, the PBoC conducted three rounds of interest rate cuts and two rounds of reserve requirement ratio (“RRR”) cuts to support the weakening economy and inject liquidity into the market. At the same time, we have seen policy easing on the fiscal front as well. However, this was different from the post financial crisis fiscal easing package; this time around, more effort has been focused on particular industries such as water utilities and environmental protection related industries.

Portfolio Review

Both asset allocation and stock selection have contributed to the Fund’s outperformance over the period. In particular, stock selection in the financials sector contributed strongly, given the liquidity in the market, as well as the pace of financial reforms. These reforms arrived much faster than most investors had anticipated and benefitted companies such as securities firms, insurance companies and exchanges. In terms of financial reforms, the Shanghai-Hong Kong Stock Connect Scheme was launched and became fully operational in the first quarter of 2015. Now foreign investors can participate in the Chinese A-share market without obtaining the Qualified Foreign Institutional Investor quota. In contrast, stock selection in the consumer discretionary sector detracted from the Fund’s relative performance as a result of weakness in the auto sector. Although the Fund has reduced its exposure to the sector over the last six months, we continue to hold our exposure to these companies on the basis of China’s growing and more affluent middle class and the increasing momentum of domestically branded vehicles, which should drive future earnings growth.

The macroeconomic situation in China remains weak, with first quarter 2015 GDP readings at 7.0% year-over-year. Other indicators such as industrial production and export growth continue to decline. The good news is that we have seen a sequential stabilization in the economy, in areas such as retail sales and new home sales.

Average Annual Total Return for the period ended May 31, 2015

	6 Month*	1 Year	Since Inception†
AllianzGI China Equity Fund Class A	28.00%	41.96%	11.79%
AllianzGI China Equity Fund Class A (adjusted)	20.96%	34.16%	10.53%
AllianzGI China Equity Fund Class C	27.51%	40.85%	10.98%
AllianzGI China Equity Fund Class C (adjusted)	26.51%	39.85%	10.98%
AllianzGI China Equity Fund Class D	28.01%	41.88%	11.81%
AllianzGI China Equity Fund Class P	28.12%	42.22%	12.09%
AllianzGI China Equity Fund Institutional Class	28.17%	42.31%	12.18%
MSCI China Index	22.89%	36.22%	9.69%
Lipper China Region Funds Average	22.19%	33.42%	9.34%

† The Fund began operations on 6/7/10. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 5/31/2010.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 5.73% for Class A shares, 6.92% for Class C shares, 9.06% for Class D shares, 4.74% for Class P shares and 5.93% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.70% for Class A shares, 2.45% for Class C shares, 1.77% for Class D shares, 1.51% for Class P shares and 1.45% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

50	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI China Equity Fund (cont’d)

Cumulative Returns Through May 31, 2015

Industry Allocation (as of May 31, 2015)

Banks	15.0%
Insurance	13.3%
Internet Software & Services	5.5%
Electronic Equipment, Instruments and Components	5.4%
Automobiles	5.3%
Diversified Financial Services	4.4%
Wireless Telecommunication Services	4.3%
Real Estate Management & Development	4.2%
Other	34.8%
Cash & Equivalents — Net	7.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,280.00	$1,275.10	$1,280.10	$1,281.20	$1,281.70
Expenses Paid During Period	$9.66	$13.90	$10.06	$8.59	$8.25

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,016.45	$1,012.72	$1,016.11	$1,017.40	$1,017.70
Expenses Paid During Period	$8.55	$12.29	$8.90	$7.59	$7.29

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.70% for Class A, 2.45% for Class C, 1.77% for Class D, 1.51% for Class P and 1.45% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	| May 31, 2015	51

Unaudited

AllianzGI Convertible Fund

For the period of December 1, 2014 through May 31, 2015, as provided by Doug Forsyth, CFA, Portfolio Manager.

Fund Insights

For the reporting period ended May 31, 2015, Class A shares at NAV of the AllianzGI Convertible Fund (the “Fund”) returned 5.67%, outperforming the BofA Merrill Lynch All Convertibles Index (the “benchmark index”), which returned 5.28%.

Market Environment

Several factors influenced the convertible market during the period. Risk assets, in general, respond to a wide variety of factors. However, when analyzing the market prices of equities and convertibles, one of the most important elements is an individual company’s operational earnings. The market has enjoyed earnings expansion since the crisis of 2008, and while this pace has not been linear, it has been on an upward trajectory. During the reporting period, a strengthening dollar, severe weather conditions in the Northeast and a West Coast US port shutdown impacted some companies’ earnings.

Energy prices continued to have an effect on the prices of high-yield energy issuers and the day-to-day volatility remained a challenge. Market participants, however, did a better job of isolating the commodity-price impact to those relevant issuers—which was not the case in the second half of 2014. Although prices moved lower overall among issuers in the energy industry, specifically among those in the exploration and production space, many issuers executed capital-market transactions. These transactions, both in new financing and in M&A activity, solidified balance sheets and extended the liquidity runway.

Treasury-rate volatility remained a factor and had a mixed impact on the convertible market. The interest rate-sensitive issuers generally underperformed the overall convertible market.

Another influential factor was the ongoing trend in economic indicators. Data generally pointed to a US economy that is slowly grinding higher. The data was arguably mixed, but the overall neutral to higher economic trend confirms the prospects for a continued low default rate for convertibles. Furthermore, mixed US economic data reinforced the message that the Fed would remain “patient” and the rate hike cycle would be gradual—a positive for risk assets.

Finally, global central banks have continued to be generally accommodative, and the Fed governors have maintained a dovish stance. We believe that the outlook for convertibles under these conditions is clearly positive. Furthermore, we believe investors need to focus on the fact that the Fed will tighten only in response to a more robust economy, which we believe contributes to a more constructive outlook for corporate profits and defaults.

Against this backdrop, convertible bonds advanced alongside stocks. They proved resilient in the face of rising yields and increased volatility in the US Treasury, as well as in the investment grade corporate bond markets.

Portfolio Review

The Fund rallied with the market during the reporting period. The attribution for the period included several positive single-name performers from a variety of sectors. The majority of the Fund’s issuers exceeded earnings expectations, which helped contribute to absolute performance.

The sector allocations that helped relative performance in the period included health care, financials and energy. Negative security selection in health care was more than offset by the Fund’s higher-than-benchmark index allocation. An underweight in the financial sector, along with a stronger issue-specific performance, were beneficial. In the energy sector, the portfolio selections lagged, but an underweight to this underperforming sector more than offset this impact.

In contrast, the Fund’s consumer staples, technology and transportation exposure weighed on relative performance during the reporting period. In particular, an overweight and negative security selection within technology negatively impacted relative performance. The Fund’s underperformance in the consumer staples and transportation sectors was a detractor.

52	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI Convertible Fund (cont’d)

Average Annual Total Return for the period ended May 31, 2015

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Convertible Fund Class A	5.67%	8.12%	13.14%	10.07%	10.63%
AllianzGI Convertible Fund Class A (adjusted)	–0.15%	2.17%	11.87%	9.46%	10.34%
AllianzGI Convertible Fund Class C	5.27%	7.33%	12.32%	9.26%	9.80%
AllianzGI Convertible Fund Class C (adjusted)	4.29%	6.34%	12.32%	9.26%	9.80%
AllianzGI Convertible Fund Class D	5.60%	7.98%	13.09%	10.05%	10.61%
AllianzGI Convertible Fund Class R	5.49%	7.77%	12.77%	9.76%	10.33%
AllianzGI Convertible Fund Class P	5.79%	8.38%	13.37%	10.30%	10.86%
AllianzGI Convertible Fund Institutional Class	5.82%	8.46%	13.49%	10.42%	10.97%
AllianzGI Convertible Fund Administrative Class	5.68%	8.19%	13.20%	10.10%	10.64%
BofA Merrill Lynch All Convertibles Index	5.28%	8.98%	12.46%	8.35%	8.65%
Lipper Convertible Securities Funds Average	4.06%	6.43%	10.36%	6.97%	8.11%

† The Fund began operations on 4/19/93. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 4/30/93.

* Cumulative returns

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s expense ratios are 0.97% for Class A shares, 1.70% for Class C shares, 1.02% for Class D shares, 1.30% for Class R shares, 0.74% for Class P shares, 0.65% for Institutional Class shares and 0.89% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

Cumulative Returns Through May 31, 2015

Industry Allocation (as of May 31, 2015)

Software	9.9%
Biotechnology	8.6%
Semiconductors	8.5%
Pharmaceuticals	6.9%
Internet	6.4%
Healthcare — Products	4.7%
Oil, Gas & Consumable Fuels	4.7%
Healthcare-Services	4.2%
Other	43.3%
Cash & Equivalents — Net	2.8%

Moody’s Ratings* (as of May 31, 2015)

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Fund’s consideration of industry practice. See “Important Information“ for more detail on the selection of Moody’s for the Fund’s ratings presentation. Bonds not rated by Moody’s and bonds that do not currently have a rating available are designated in the chart above as “NR“ and “NA”, respectively.

Semiannual Report	| May 31, 2015	53

Unaudited

AllianzGI Convertible Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,056.70	$1,052.70	$1,056.00	$1,054.90	$1,057.90	$1,058.20	$1,056.80
Expenses Paid During Period	$4.82	$8.70	$5.48	$6.56	$3.75	$3.28	$4.62

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,020.24	$1,016.45	$1,019.60	$1,018.55	$1,021.29	$1,021.74	$1,020.44
Expenses Paid During Period	$4.73	$8.55	$5.39	$6.44	$3.68	$3.23	$4.53

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.94% for Class A, 1.70% for Class C, 1.07% for Class D, 1.28% for Class R, 0.73% for Class P, 0.64% for Institutional Class and 0.90% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365.

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Semiannual Report	| May 31, 2015	55

Unaudited

AllianzGI Emerging Markets Consumer Fund

From inception on December 1, 2014 through May 31, 2015, as provided by Kunal Ghosh, Portfolio Manager.

Fund Insights

For the period from inception on December 1, 2014 through May 31, 2015, Class A shares at NAV of the AllianzGI Emerging Markets Consumer Fund (the “Fund”) returned -1.27%, underperforming the MSCI Emerging Markets Index (the “benchmark index”), which returned 2.83%.

Market Environment

During the reporting period, emerging market equities experienced moderate levels of volatility due to changing investor sentiment. In December, equities were hampered by concerns of a strong dollar and the ensuing impact on non-US markets. At the start of calendar year, this trend reversed, given the attractive growth and valuation mix of emerging market equities. Investors then focused on additional stimulus packages and a potentially accommodative US monetary policy which broadly boosted returns in April, particularly for pro-cyclical stocks, which were among the top benchmark index performers. Market performance reversed again in May as sentiment moderated.

During the reporting period, Chinese equities were among the best performers, benefitting from interest rate cuts and investor demand for local market shares. Other Asian countries, including Taiwan, the Philippines and South Korea, were also among the outperformers. Meanwhile, Greece was lower due to the potential impact from its financial calamity, while Latin American economies, including Brazil and Colombia, declined due to slowing growth in the region. Sectors were led by positive performance in information technology, industrials and health care, which were offset by declines in utilities, materials and telecommunications.

Performance impacted by allocation decisions and stock selection

The Fund lagged the benchmark index during the reporting period due to more conservative stock selection. The Fund is strategically focused on local emerging market consumption while avoiding hard-asset and export-oriented stocks, which do not capture secular growth of the rising middle class. The resulting exposure trailed the benchmark index due to investor preference for pro-cyclical stocks during the reporting period.

Selections in consumer discretionary contributed to overall results as did bottom-up stockpicking in the industrials sector, due exclusively to the airline industry. The exclusion of the materials, energy and utilities sectors also contributed to results due to lackluster commodity-related demand. Conversely, a relative underweight coupled with stockpicking in the information technology sector detracted from results, as did stock selection in the health care sector. From a country standpoint, globally-branded companies from developed markets, including the United States and France, contributed to performance, as did consumer-related exposure in Mexico and Brazil. Meanwhile, an underweight allocation and avoidance of pro-cyclical stocks in China offset results, with stock selection in South Korea and Indonesia also lagging the more broadly-based benchmark index.

The largest individual active contributor to performance was China Southern Airlines, which rallied due to higher commercial airline traffic, thanks in part to a surge in Lunar New Year travel. South Korean cosmetics company Amorepacific Corp benefitted from higher demand for skin care, make-up and fragrance products. The largest active detractor for the reporting period was Brazilian insurance provider Qualicorp SA, which was lower due to investor trepidation that the government may attempt to loosen regulations and allow greater portability among plans. Indonesian cigarette manufacturer Gudang Garam Tbk was lower following concerns that the government may raise excise taxes, which could negatively impact gross margins.

We believe investment results will be supported by secular growth in consumer-related stocks. Furthermore, we believe that our behavioral finance-focused investment process and focus on higher quality securities with strong company fundamentals will be drivers of returns for the coming quarters.

Cumulative Return for the period ended May 31, 2015

Since Inception†
AllianzGI Emerging Markets Consumer Fund Class A	–1.27%
AllianzGI Emerging Markets Consumer Fund Class A (adjusted)	–6.70%
AllianzGI Emerging Markets Consumer Fund Institutional Class	–1.07%
MSCI Emerging Markets Index	2.83%
Lipper Emerging Markets Fund Average	–1.07%

† The Fund began operations on 12/1/14. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/14.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 10.32% for Class A shares and 10.07% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.65% for Class A shares and 1.30% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

56	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI Emerging Markets Consumer Fund (cont’d)

Cumulative Returns Through May 31, 2015

Country Allocation (as of May 31, 2015)

China	22.4%
Korea (Republic of)	17.4%
Taiwan	10.8%
India	8.9%
South Africa	6.5%
Brazil	5.6%
Hong Kong	4.2%
France	3.9%
Other	17.8%
Cash & Equivalents — Net	2.5%

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$987.30	$989.30
Expenses Paid During Period	$8.13	$6.41

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,016.70	$1,018.45
Expenses Paid During Period	$8.30	$6.54

The Fund commenced operations on December 1, 2014. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning December 1, 2014. If the Hypothetical expense example had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been: $1,016.61 and $8.25, respectively, for Class A; and $1,018.35 and $6.51, respectively, for Institutional Class.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.65% for Class A and 1.30% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365 for the Actual expense example and 182/365 for the Hypothetical expense example.

Semiannual Report	| May 31, 2015	57

Unaudited

AllianzGI Emerging Markets Debt Fund

For the period of December 1, 2014 through May 31, 2015, as provided by Zeke Diwan, Portfolio Manager.

Fund Insights

For the reporting period ended May 31, 2015, Class A shares at NAV of the AllianzGI Emerging Markets Debt Fund (the “Fund”) returned 0.55%, outperforming the 40% JPM EMBI Global Diversified, 40% JPM CEMBI Broad Diversified, 20% JPM GBI Global EM Diversified Index (the “benchmark index”), which returned -0.55%.

Portfolio Review

Over the reporting period, the emerging markets hard currency sovereign debt universe posted a 0.89% return and hard currency corporate debt posted a 2.63% return. Relative to the US dollar, emerging markets local currencies dramatically underperformed, returning -9.42% for the period. Our weighting in local currencies throughout the reporting period averaged below 5%, whereas the blended benchmark index has a weighting of 20%. This contributed positively to our relative performance.

Throughout December 2014 and January 2015, the emerging market debt universe continued to be negatively impacted by a seasonal lack of liquidity, as well as the down-trade in commodity prices, in particular the continued sell-off in crude oil prices. Net oil exporters, including Venezuela, Russia, Nigeria, Iraq, Azerbaijan, Kazakhstan and Malaysia fared poorly. Negative risk sentiment was compounded by specific, idiosyncratic risks in benchmark index countries. Venezuela, impacted by oil, continues to fail to implement macro adjustments. The conflict between Russia and the Ukraine weighed on both economies, due to the Ukraine verging on default, and the embargo against Russia driving the economy into recession.

The corruption scandal at Petrobras in Brazil led to spread widening across Brazilian sovereign and corporate credits. Our portfolio was negatively impacted by holdings in Brazilian assets, including sovereign/quasi-sovereign names and exposure to OAS, a company implicated in the Petrobras ‘car wash’ investigation. Malaysia was also impacted by a corruption investigation of the state development bank.

The Fund was positioned favorably with over weights, primarily in oil importers, including India, Indonesia, Pakistan, Morocco and the Dominican Republic. These holdings saw positive gains as the market ultimately differentiated between oil importers and exporters, and improvements began to show in importers’ fiscal balance sheets. Holdings in KazMunayGas detracted from performance, and these holdings were paired during 1Q and early 2Q 2015. Holdings in PDVSA and Peru similarly came under pressure, contributing negatively to performance.

Political considerations played an important role in our positioning throughout the spring of 2015. The Fund avoided sovereign risk in Nigeria and Turkey in advance of Presidential elections, while underweighted positioning in Zambia yielded outperformance as the debt of these countries came under pressure. Conversely, we increased exposure in Argentine debt as the country heads to elections in the second half of this year and sentiment improves. The improved sentiment comes on the back of an anticipated regime change, subsequent economic reforms and a potential settlement with hold-out creditors on defaulted securities following elections.

Other improvements in idiosyncratic factors came into play in March 2015. Russia enacted a $50 billion repo facility in the markets, providing liquidity to banks, who, in turn, invested in sovereign and quasi-sovereign bonds, dramatically re-pricing the Russian secondary market. Our positioning in quasi-sovereign and corporate Russian credits benefited from strong relative gains as the market tightened.

Asian markets benefited from a number of factors. A majority of countries in the region are net oil importers, thus profiting from lower oil prices. Growth relative to the rest of emerging markets continues to be led by China, and an absence of net issuance in Central Europe and Latin America, due to the exclusion of Russia and Brazil from the primary markets, led to capital repositioning into Asia. Chinese property developers, a significant sector in the market, benefited from a 100 basis points reduction in the RRR by China’s central bank. Additionally, easing measures were announced that included reduction in the down-payment ratio and business tax on secondary house transactions, which improved sentiment in this investment area and thus benefitted holdings in our portfolio.

Sentiment continued to improve in emerging markets in April and May as oil prices stabilized around $60 per barrel. Tail-risks were reduced in Russia, as fighting in Eastern Ukraine lulled somewhat. Petrobras released audited financials, alleviating investors’ worst-case concerns, and followed with financing raises from Chinese investors as well as the issuance of a $2.5 billion hundred-year bond.

Performance Note

Our flexible approach to investment enables us to allocate across six defined alpha sub-strategies: the sovereign and quasi-sovereign, local currency, corporate credit, arbitrage, income and momentum strategies. Through dynamic management, we aim to allocate risk across these strategies within the portfolio in order to achieve maximized returns on a risk adjusted basis. While the blended benchmark index is offered for relative comparison, the Fund is managed on a total return rather than a benchmark index basis.

58	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI Emerging Markets Debt Fund (cont’d)

Cumulative Return for the period ended May 31, 2015

	6 Month*	Since Inception†
AllianzGI Emerging Markets Debt Fund Class A	0.55%	0.01%
AllianzGI Emerging Markets Debt Fund Class A (adjusted)	–3.22%	–3.74%
AllianzGI Emerging Markets Debt Fund Class C	0.15%	–0.52%
AllianzGI Emerging Markets Debt Fund Class C (adjusted)	–0.84%	–1.50%
AllianzGI Emerging Markets Debt Fund Class P	0.63%	0.09%
AllianzGI Emerging Markets Debt Fund Institutional Class	0.69%	0.22%
40% JPM EMBI Global Div, 40% JPM CEMBI Broad Div, 20% JPM GBI Global EM Div	–0.55%	–0.29%
† The Fund began operations on 9/15/14. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 9/30/14.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 3.75% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 2.10% for Class A shares, 2.84% for Class C shares, 1.87% for Class P shares and 1.84% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 1.95% for Class C shares, 1.05% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

Cumulative Returns Through May 31, 2015

Country Allocation (as of May 31, 2015)

Mexico	8.3%
China	7.6%
Brazil	7.3%
South Africa	5.5%
India	4.8%
Indonesia	4.7%
Russian Federation	4.5%
Peru	4.2%
Other	50.2%
Cash & Equivalents — Net	2.9%

Moody’s Ratings* (as of May 31, 2015)

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Fund’s consideration of industry practice. See “Important Information“ for more detail on the selection of Moody’s for the Fund’s ratings presentation. Bonds not rated by Moody’s and bonds that do not currently have a rating available are designated in the chart above as “NR“ and “NA”, respectively.

Semiannual Report	| May 31, 2015	59

Unaudited

AllianzGI Emerging Markets Debt Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,005.50	$1,001.50	$1,006.30	$1,006.90
Expenses Paid During Period	$6.20	$9.93	$5.45	$4.95

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,018.75	$1,015.01	$1,019.50	$1,020.00
Expenses Paid During Period	$6.24	$10.00	$5.49	$4.99

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.24% for Class A, 1.99% for Class C, 1.09% for Class P and 0.99% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

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Semiannual Report	| May 31, 2015	61

Unaudited

AllianzGI Emerging Markets Small-Cap Fund

From inception on December 1, 2014 through May 31, 2015, as provided by Kunal Ghosh, Portfolio Manager.

Fund Insights

For the period from inception on December 1, 2014 through May 31, 2015, Class A shares at NAV of the AllianzGI Emerging Markets Small-Cap Fund (the “Fund”) returned 12.01%, outperforming the MSCI Emerging Markets Small Cap Index (the “benchmark index”), which returned 11.79%.

Market Environment

During the reporting period, emerging market equities experienced moderate levels of volatility due to changing investor sentiment. In December, equities were hampered by concerns of a strong dollar and the ensuing impact on non-US markets. At the start of the calendar year, this trend reversed, given the attractive growth and valuation mix of emerging market equities. Investors then focused on additional stimulus packages and a potentially accommodative US monetary policy which broadly boosted returns in April, particularly for pro-cyclical stocks, which were among the top benchmark index performers. Market performance reversed again in May as sentiment moderated.

During the reporting period, Chinese equities were among the best performers, benefitting from interest rate cuts and investor demand for local market shares. Other Asian countries, including Taiwan, the Philippines and South Korea, were also among the outperformers. Meanwhile, Greece was lower due to the potential impact from its financial calamity, while Latin American economies, including Brazil and Colombia, declined due to slowing growth in the region. Sectors were led by positive performance in information technology, industrials and health care, which were offset by declines in utilities, materials and telecommunications.

Performance driven by positive stock selection

The Fund benefitted from the vast inefficiencies in emerging market small-cap equities. Positive stock selection and allocation decisions at both the country and sector level contributed to performance during the reporting period.

Specifically, stockpicking in industrials added meaningfully to results due to selections in transportation infrastructure, airlines and construction & engineering industries, which benefitting from pro-cyclical demand. Bottom-up selections in consumer discretionary, financials and materials also proved advantageous. Conversely, stock selection in utilities and information technology lagged the benchmark index. From a country standpoint, overweight allocations and positive stockpicking in China and South Korea contributed to results, as did bottom-up selections in Brazil. Meanwhile, selections in Taiwan and Poland moderated results during the reporting period.

The largest individual active contributor to performance was China Southern Airlines, which rallied due to higher commercial airline traffic, thanks in part to a surge in Lunar New Year travel. Shares of Chinese transportation infrastructure company Xiamen International Port Co. Ltd. advanced due to government stimulus packages and positive investor sentiment. The largest active detractor for the reporting period was Polish electric utility Tauron Polska Energia SA, which was lower on concerns about earnings before interest, taxes, depreciation and amortization (“EBITDA”) margin declines. Shares of United Laboratories International declined for the quarter following Wall Street analyst’s concerns of moderation in sales growth and declining gross margins.

We believe investment results will be supported by earnings growth and that our behavioral finance-focused investment process and focus on higher quality securities with strong company fundamentals will be a driver of returns for the coming periods.

Cumulative Return for the period ended May 31, 2015

Since Inception†
AllianzGI Emerging Markets Small-Cap Fund Class A	12.01%
AllianzGI Emerging Markets Small-Cap Fund Class A (adjusted)	5.85%
AllianzGI Emerging Markets Small-Cap Fund Institutional Class	12.16%
MSCI Emerging Markets Small Cap Index	11.79%
Lipper Emerging Markets Hard Currency Debt Funds Average	–1.07%

† The Fund began operations on 12/1/14. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/14.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 10.34% for Class A shares and 10.09% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.85% for Class A shares and 1.50% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

62	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI Emerging Markets Small-Cap Fund (cont’d)

Cumulative Returns Through May 31, 2015

Country Allocation (as of May 31, 2015)

Taiwan	20.2%
Korea (Republic of)	20.1%
China	17.9%
South Africa	8.5%
Hong Kong	5.1%
Thailand	4.4%
Poland	3.8%
Malaysia	2.8%
Other	14.9%
Cash & Equivalents — Net	2.3%

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,120.10	$1,121.60
Expenses Paid During Period	$9.72	$7.89

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,015.71	$1,017.45
Expenses Paid During Period	$9.30	$7.54

The Fund commenced operations on December 1, 2014. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning December 1, 2014. If the Hypothetical expense example had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been: $1,015.62 and $9.25, respectively, for Class A; and $1,017.36 and $7.50, respectively, for Institutional Class.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.85% for Class A and 1.50% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365 for the Actual expense example and 182/365 for the Hypothetical expense example.

Semiannual Report	| May 31, 2015	63

Unaudited

AllianzGI Europe Equity Dividend Fund

From inception on February 2, 2015 through May 31, 2015, as provided by Neil Dwane, CFA, and Joerg de Vries-Hippen, CFA, Co-Portfolio Managers.

Fund Insights

For the period from inception on February 2, 2015 through May 31, 2015, Class A shares at NAV of the AllianzGI Europe Equity Dividend Fund (the “Fund”) returned 1.80%, underperforming the MSCI Europe Total Return (NET) Index (the “benchmark index”), which returned 6.43%.

Market Environment

European companies posted absolute gains over the course of the reporting period. Smaller European companies registered the strongest gains, posting double-digit absolute gains.

The ECB’s launch of its Quantitative Easing (“QE”) program, the weak euro, improving euro-zone economic data, the more dovish-than-expected Fed meeting in March, the rate cut in China and the Minsk II ceasefire agreement all provided tailwinds for equity markets in the first quarter of 2015. Weakening economic data in the US and China, the lackluster US earnings season, the Swiss National Bank (“SNB”) scrapping the euro cap on the franc and the win of left-wing party Syriza in the Greek election temporarily put pressure on equity markets. Share prices vaulted to new all-time highs in May amid a wave of monetary easing from the world’s central banks. Policymakers in more than 20 countries have slashed borrowing costs in an effort to spur growth and fight weak—and in some cases negative—inflation. The ECB offered the biggest tailwind for equity markets. In January, the ECB announced the launch of its QE program of €60bn a month from March 2015 to September 2016, which began on March 9th. The ECB raised its 2015 GDP growth forecast for the euro zone from 1.0% to 1.5%. Against the backdrop of ECB’s QE program, global investors steadily increased their exposure to European equities. Towards the end of the reporting period worries over a deadlock in Greece’s attempts to strike a deal with its international creditors unsettled investors. Greece made a payment to the International Monetary Fund (“IMF”) in mid-May, but investors are worried that Greece might not be able to make the next payment due in early June. Market participants were also worried about the upcoming elections in the UK, however, the pro-business conservatives won a further five years in power. The sell-off in eurozone bond markets continued in the first half of May due to heavy debt supply, less pessimism about the eurozone economy and easing downward pressure on inflation.

Portfolio Review

Stock selection contributed negatively to the Fund’s active performance. Selection detracted most within the financials, utilities and health care sectors. Country structure detracted from active performance due to an overweight in the UK and an underweight in Switzerland, Denmark and the Netherlands. Sector structure was the main detractor from performance due to an overweight in the energy and utilities sectors and an underweight in the health care sector.

During the reporting period, the Fund’s largest overweights relative to the benchmark index were in the energy and telecom services sectors, while the largest underweights were in the health care sector followed by the materials sector. With regard to country exposure, the largest overweights were in the UK and Norway, while the largest underweights were in Switzerland and Germany.

The strongest stock contributors to performance were the positions in Nokian Renkaat (Finland), Drillisch (Germany) and Freenet (Germany), whilst the positions in Munich Re (Germany), Centrica (UK) and Total (France) were the largest detractors. Finnish tire producer Nokian Renkaat benefitted from a stabilization of the situation in Russia, which is an important market for the company. Drillisch, a German telecom-reseller, and Freenet, an internet and telecom services company, benefitted from a combination of good results, market consolidation and fading concerns about the companies’ market positions. Munich Re, the world’s leading re-insurance company, suffered from softer pricing within the sector. UK utility Centrica disappointed on results. In line with the other oil and gas companies, French integrated oil company Total was weighed down by a sideward move in the oil price.

Cumulative Return for the period ended May 31, 2015

Since Inception†
AllianzGI Europe Equity Dividend Fund Class A	1.80%
AllianzGI Europe Equity Dividend Fund Class A (adjusted)	–3.80%
AllianzGI Europe Equity Dividend Fund Class C	1.60%
AllianzGI Europe Equity Dividend Fund Class C (adjusted)	0.60%
AllianzGI Europe Equity Dividend Fund Class P	1.87%
AllianzGI Europe Equity Dividend Fund Institutional Class	1.87%
MSCI Europe Total Return (Net) Index	6.43%
Lipper European Region Fund Average	8.69%

† The Fund began operations on 2/2/15. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 1/31/15.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 10.59% for Class A shares, 11.34% for Class C shares, 10.44% for Class P shares and 10.34% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 1.95% for Class C shares, 1.05% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

64	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI Europe Equity Dividend Fund (cont’d)

Cumulative Returns Through May 31, 2015

Country Allocation (as of May 31, 2015)

United Kingdom	38.7%
France	14.7%
Germany	8.7%
Norway	6.4%
Spain	5.7%
Sweden	5.0%
Switzerland	3.6%
Netherlands	3.5%
Other	9.8%
Cash & Equivalents-Net	3.9%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (2/2/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,018.00	$1,016.00	$1,018.70	$1,018.70
Expenses Paid During Period	$3.91	$6.35	$3.43	$3.10

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,018.95	$1,015.21	$1,019.70	$1,020.19
Expenses Paid During Period	$6.04	$9.80	$5.29	$4.78

The Fund commenced operations on February 2, 2015. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning December 1, 2014. If the Hypothetical expense example had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been: $1,012.28 and $3.90, respectively, for Class A; $1,009.86 and $6.34, respectively, for Class C; $1,012.77 and $3.42, respectively, for Class P; and $1,013.09 and $3.09, respectively, for Institutional Class.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.20% for Class A, 1.95% for Class C, 1.05% for Class P and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 118/365 for the Actual expense example and 182/365 for the Hypothetical expense example.

Semiannual Report	| May 31, 2015	65

Unaudited

AllianzGI Global Fundamental Strategy Fund

For the period of December 1, 2014 through May 31, 2015, as provided by Andreas Utermann, Portfolio Manager.

Fund Insights

For the period ended May 31, 2015, Class A shares at NAV of the AllianzGI Global Fundamental Strategy Fund (the “Fund”), returned 0.90%, outperforming the USD Overnight LIBOR, which returned 0.06%.

Market Environment

During this six-month period, global equity markets recovered well from their initial negative start. US markets were affected by the strong dollar, an economic slowdown in the first quarter of the year and are lagging almost every major stock market. As expected, the ECB introduced QE on March 9, 2015, which inflated European bond prices and drove yields down. This expansionary policy put extreme pressure on the euro and was compounded by the election success of the anti-austerity Syriza party in the Greek elections. Investors are still unsettled by the situation in Greece, although so far all payments to the IMF have been made on time.

Italy, Spain and France have all reported positive growth during the past six months, however, economic data from Germany in May was weak.

Portfolio Review

The Fund performed well during this period. Some investments proved to be very profitable and the sale of our holdings in the German real estate market returned a healthy profit. Other positive contributors were tech stocks and Italian government bonds. We continue to overwrite equity positions with derivatives—selling call positions in the Fund on various names like Amazon, Microsoft and Apple.

On the negative side, the oil, materials and cyclicals sectors had a difficult first half of the year and dragged performance down. Oil has recently begun to pick up again and our holdings showed double-digit returns in April.

During the reporting period, emerging markets local currency bonds did not contribute as strongly to performance as in the previous period. Though emerging markets bonds and currencies are not performing well in the current low-rate environment, they are still attractive for long-term investors. Nominal returns seem attractive and many local currencies are undervalued.

At the close of the reporting period, the Fund held approximately 49% of the portfolio in fixed income securities, 36% in equities and the remaining holdings in cash and derivatives.

We continue to believe that emerging markets will turn around this year, as we believe there are signs of the early stages of recovery in some countries. We have been wary of government bonds and duration and this position is being vindicated. Having a reasonably short duration position did not have a negative impact on our return-oriented fund. We continue to maintain our stance that emerging markets and cyclical equities are valuable investments within the context of a recovering global economy. Although these holdings are currently lagging other asset classes, we believe that they will satisfy our minimum yield and risk criteria over the mid to longer term. The strength of the USD is likely to re-distribute global growth. The US is already showing signs of a weakening economy, while Europe is making strong advances on the back of a weaker euro. We believe it is likely that the emerging markets will benefit from currency depreciation at some point later in the cycle.

Average Annual Total Return for the period ended May 31, 2015

	6 Month*	1 Year	Since Inception†
AllianzGI Global Fundamental Strategy Fund Class A	0.90%	0.03%	4.38%
AllianzGI Global Fundamental Strategy Fund Class A (adjusted)	–4.65%	–5.47%	1.34%
AllianzGI Global Fundamental Strategy Fund Class C	0.48%	–0.77%	3.57%
AllianzGI Global Fundamental Strategy Fund Class C (adjusted)	–0.50%	–1.74%	3.57%
AllianzGI Global Fundamental Strategy Fund Class D	0.88%	0.01%	4.37%
AllianzGI Global Fundamental Strategy Fund Class P	0.88%	0.13%	4.51%
AllianzGI Global Fundamental Strategy Fund Institutional Class	0.99%	0.24%	4.63%
USD Overnight LIBOR	0.06%	0.11%	0.10%
70% MSCI ACWI/30% Barclays Global Aggregate Index	1.19%	1.69%	8.90%
USD Overnight LIBOR + 4%	2.10%	4.24%	4.24%
Lipper Absolute Return Funds Average	1.29%	2.19%	3.29%

† The Fund began operations on 7/1/13. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 6/30/13.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 2.36% for Class A shares, 3.14% for Class C shares, 2.95% for Class D shares, 2.14% for Class P shares and 2.15% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.25% for Class A shares, 2.00% for Class C shares, 1.25% for Class D shares, 1.10% for Class P shares and 1.00% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

66	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI Global Fundamental Strategy Fund (cont’d)

Cumulative Returns Through May 31, 2015

Country Allocation (as of May 31, 2015)

United States	22.7%
Supranational	8.9%
Germany	8.1%
Italy	5.5%
Switzerland	4.8%
United Kingdom	4.5%
Indonesia	3.6%
Mexico	3.3%
Other	22.8%
Cash & Equivalents — Net (including Options Purchased and Written)	15.8%

Moody’s Ratings* (as of May 31, 2015)

* As a percentage of fixed-income investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Fund’s consideration of industry practice. See “Important Information” for more detail on the selection of Moody’s for the Fund’s ratings presentation. Bonds not rated by Moody’s and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,009.00	$1,004.80	$1,008.80	$1,008.80	$1,009.90
Expenses Paid During Period	$6.26	$10.00	$6.26	$5.51	$5.01

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,018.70	$1,014.96	$1,018.70	$1,019.45	$1,019.95
Expenses Paid During Period	$6.29	$10.05	$6.29	$5.54	$5.04

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.25% for Class A, 2.00% for Class C, 1.25% for Class D, 1.10% for Class P and 1.00% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	| May 31, 2015	67

Unaudited

AllianzGI Global Managed Volatility Fund

For the period from December 1, 2014 to May 31, 2015, as provided by Steve Tael, Ph.D., CFA, Portfolio Manager.

Fund Insights

For the reporting period ended May 31, 2015, Class A shares at NAV of the AllianzGI Global Managed Volatility Fund (the “Fund”) returned 0.32%, underperforming the MSCI World Index (the “benchmark index”), which returned 3.38%.

Market Environment

During the reporting period, developed market stocks advanced as investors weighed the eventual Fed interest rate hike with the ECB’s and the Bank of Japan’s (“BOJ”) continued quantitative easing (“QE”) policies.

The continuation of QE in Japan led equities in that market to be the star benchmark index performers. Countries composing smaller benchmark index weights, including Denmark and Israel, also performed well for the benchmark index. The United States, which represents the largest weight in the benchmark index, performed near the middle of the pack in terms of returns. Canadian and Spanish equities in the benchmark index trailed the broader benchmark index.

Sector performance was mostly positive for the period. The health care and consumer discretionary sectors contributed positively to the benchmark index, while the energy and utilities sectors were the only two to contribute negatively to benchmark index performance.

We anticipate continued “risk on/risk off” periods for the foreseeable future, as volatility and market risk remain given divergences in the global macroeconomic environment. As in previous periods, we anticipate that macro events will likely continue to have significant influence on equity markets.

Portfolio Review

The managed volatility investment process takes advantage of the fact that stocks can have complementary risk characteristics, and creates a portfolio with lower expected risk than the benchmark index over time. Our expectation is that this lower risk profile will result in outperformance over time by minimizing the impact of market downturns and allowing our clients to benefit through the role of compounding.

An important driver of the Fund’s performance relative to the benchmark index was country selection. The Fund’s underweight in Japan and overweight in Canada, relative to the benchmark index, were negative contributors to the Fund’s performance. The Fund was underweight Japanese equities during a period of significant policy stimulus and positive performance of Japanese equities overall. With regards to Canadian equities, the oil and gas and financial services industries account for a significant portion of the Canadian equity market capitalization. The rapid fall of oil and gas prices and an indebted Canadian consumer dragged down the performance of Canadian equities. The Fund’s underweight in United Kingdom equities relative to the benchmark index was a positive contributor to the Fund’s performance. The run up to the May 2015 general election generated significant uncertainty over whether a single party would have a clear majority to govern.

Average Annual Total Return for the period ended May 31, 2015

	6 Month*	1 Year	Since Inception†
AllianzGI Global Managed Volatility Fund Class A	0.32%	5.19%	10.10%
AllianzGI Global Managed Volatility Fund Class A (adjusted)	–5.19%	-0.59%	8.31%
AllianzGI Global Managed Volatility Fund Class C	0.03%	4.53%	9.33%
AllianzGI Global Managed Volatility Fund Class C (adjusted)	–0.87%	3.60%	9.33%
AllianzGI Global Managed Volatility Fund Class D	0.31%	5.17%	10.11%
AllianzGI Global Managed Volatility Fund Class P	0.42%	5.43%	10.37%
AllianzGI Global Managed Volatility Fund Institutional Class	0.50%	5.52%	10.46%
MSCI World Index	3.38%	5.70%	16.37%
MSCI World Minimum Volatility Index	4.00%	10.50%	13.40%
Lipper Global Multi-Cap Value Funds Average	2.96%	2.21%	12.75%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 2.68% for Class A shares, 3.39% for Class C shares, 2.79% for Class D shares, 2.38% for Class P shares and 2.30% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.02% for Class A shares, 1.71% for Class C shares, 0.98% for Class D shares, 0.78% for Class P shares and 0.69% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

68	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI Global Managed Volatility Fund (cont’d)

Cumulative Returns Through May 31, 2015

Country Allocation (as of May 31, 2015)

United States	58.0%
Canada	9.4%
Japan	5.4%
Hong Kong	4.0%
Singapore	3.9%
Australia	3.4%
Germany	3.2%
Israel	2.5%
Other	6.2%
Cash & Equivalents – Net	4.0%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,003.20	$1,000.30	$1,003.10	$1,004.20	$1,005.00
Expenses Paid During Period	$4.74	$8.13	$4.64	$3.50	$3.00

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,020.19	$1,016.80	$1,020.29	$1,021.44	$1,021.94
Expenses Paid During Period	$4.78	$8.20	$4.68	$3.53	$3.02

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.95% for Class A, 1.63% for Class C, 0.93% for Class D, 0.70% for Class P and 0.60% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	| May 31, 2015	69

Unaudited

AllianzGI Global Sustainability Fund

From inception on December 9, 2014 through May 31, 2015, as provided by Paul Schofield, Portfolio Manager.

Fund Insights

For the period from inception on December 9, 2014 through May 31, 2015, Class A shares at NAV of the AllianzGI Global Sustainability Fund (the “Fund”) returned 3.87%, underperforming the MSCI AC World Index (the “benchmark index”), which returned 4.45%.

Market Environment

Global equities continued to post modest gains, underpinned by accommodative monetary policies, particularly in Europe and Japan. Uncertainty over the timing of a Fed interest rate hike remained. Nevertheless, in April, bond markets began to sell off in the US and Europe. Among developed markets, Japan led the way higher, followed by the Eurozone. In emerging markets China outperformed.

In the US, weak first quarter corporate earnings announcements initially weighed on equities, but they soon recovered as the weakness was mainly due to the stronger dollar and lower oil prices. April industrial production declined for the fifth consecutive month and retail sales once again disappointed. However, the labor market remained buoyant with 223,000 new jobs created in April and the unemployment rate fell to a seven year low of 5.4%. Core consumer price inflation rose 0.3% month-on-month, increasing the odds that the Fed will raise interest rates later this year.

In Europe, euro-zone first quarter GDP was mixed. Germany’s disappointing growth of 0.3% quarter-on-quarter was offset by better-than-expected growth from France and Italy. The ECB boosted sentiments by announcing its frontload bond purchases, due to low market liquidity in the summer months. However, the ongoing stalemate between Greece and its international creditors to restructure its debt obligations was an ongoing concern.

In Japan, the Nikkei 225 Index reached a 15-year high, aided by positive macroeconomic indicators and solid earnings announcements. Equity markets in China continued to move higher, although volatility increased due to concerns that the liquidity-fueled buying frenzy was creating a bubble.

Portfolio Review

Stock selection was positive in the consumer staples, consumer discretionary and energy sectors. An underweight in the utilities sector and an overweight in the health care sector also contributed positively, while stock selection in the financials and health care sectors detracted. From a country stock selection perspective, Spain and the UK were positive contributors, while stockpicking in Japan detracted.

Starbucks was the top contributor for the second quarter of the 2015 fiscal year, as earnings per share rose 18% year-on-year, driven by strong same-store-sales growth of 7% globally. The company continues to have multiple growth opportunities in the times ahead. The roll out of their mobile “order and pay” feature is proceeding smoothly and Starbucks aims to double food revenue to over $4 billion over the next five years. The company also has a target of doubling its store count in China by 2019.

American Express was the top detractor. The company lost a major US corporate customer which will present a short-term headwind but we believe the company continues to be well-positioned in the longer term. The card payments market remains robust and first quarter 2015 results showed a 7% increase in card spending (in constant currency). In addition, we believe the American Express brand and closed loop network have major competitive advantages and the company has good management with a deep bench.

Outlook

The ongoing rise in asset prices continues unabated, supported by abundant liquidity and the receding concerns over the pace, size and impact of the Fed’s tightening. This steady build-up in valuations is occurring against a backdrop of uncertainty over the strength of the global economy, weak earnings growth, and significant political noise and rising concerns over central banks’ exit strategies from quantitative easing. In short, some caution is warranted. If interest rates eventually rise as a result of improving global economic momentum, we believe markets are likely to grow into current valuations through higher corporate earnings. We believe that this implies that market gains over the near term are likely to be muted and active management is required to augment returns.

Cumulative Return for the period ended May 31, 2015

Since Inception†
AllianzGI Global Sustainability Fund Class A	3.87%
AllianzGI Global Sustainability Fund Class A (adjusted)	–1.85%
AllianzGI Global Sustainability Fund Class P	3.93%
AllianzGI Global Sustainability Fund Institutional Class	4.00%
MSCI AC World Index	4.45%
Dow Jones Sustainability World Total Return Index	2.05%
Lipper Global Multi-Cap Growth Fund Average	4.44%

† The Fund began operations on 12/9/14. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/14.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 10.02% for Class A shares, 9.87% for Class P shares and 9.77% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 1.05% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

70	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI Global Sustainability Fund (cont’d)

Cumulative Returns Through May 31, 2015

Country Allocation (as of May 31, 2015)

United States	44.0%
United Kingdom	14.7%
Germany	7.3%
Switzerland	5.8%
Japan	4.1%
Spain	4.0%
Sweden	3.5%
Australia	3.4%
Other	8.7%
Cash & Equivalents — Net	4.5%

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (12/9/14)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,038.70	$1,039.30	$1,040.00
Expenses Paid During Period	$5.80	$5.07	$4.59

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,018.95	$1,019.70	$1,020.19
Expenses Paid During Period	$6.04	$5.29	$4.78

The Fund commenced operations on December 9, 2014. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning December 1, 2014. If the Hypothetical expense example had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been: $1,018.01 and $5.74, respectively, for Class A; $1,018.72 and $5.02, respectively, for Class P; and $1,019.20 and $4.55, respectively, for Institutional Class.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.20% for Class A, 1.05% for Class P and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 173/365 for the Actual expense example and 182/365 for the Hypothetical expense example.

Semiannual Report	| May 31, 2015	71

Unaudited

AllianzGI Global Water Fund

For the period from December 1, 2014 through May 31, 2015, as provided by Andreas Fruschki, CFA, Portfolio Manager.

Fund Insights

For the reporting period ended May 31, 2015, Class A shares at NAV of the AllianzGI Global Water Fund (the “Fund”) returned 4.57%, outperforming the S&P Global Water Index (the “benchmark index”), which returned 4.55%.

Portfolio Review

The performance of water-related stocks as measured by the benchmark index’s absolute performance was strong over the period and the Fund outperformed the benchmark index, the S&P 500 Index and the MSCI AC World Index.

The best performing stocks during the period included Georg Fischer and Uponor, both leaders in modern light-weight water pipes, and Beijing Enterprises Water, a company actively working to improve China’s water quality.

Stocks that detracted from performance for the period included those active in water technology, such as Franklin Electric, Xylem, Watts Water, Arcadis and Mueller Water. The fight against water shortages and the increase in droughts has made investments in water infrastructure high on the list of priorities. Meanwhile, the demand for water technology products from clients in oil and gas or mining exploration has declined recently, due to the depressed prices of oil. Global growth is still too low to encourage investments in new projects of any kind, leading to the diminishing demand for water pumps, pipes and services.

On the positive side, after many years of austerity, we are beginning to see encouraging signs of increases in funding for public infrastructure that targets water supply. Brazil and China have both announced large infrastructure plans, California is aiming to invest in water supply and water efficiency programs and Europe’s slow recovery should also allow for more public funding.

Water M&A continues to be an active theme as companies—such as Danaher acquiring Pall Corp, a leader in water filtration (both owned in the Fund)—try to participate in the structural attractiveness of water technology. We expect consolidation to continue in the still fragmented water industry.

Outlook

We expect investments in water infrastructure to continue to accelerate as municipalities stop postponing investments needed to address the further deterioration of the existing networks in the US and Europe. Core holdings of the Fund remain the leading water pump companies and companies with differentiated products needed for water infrastructure operations. We continue to focus on bottom-up stock-picking, as well as screening for the leading players along the water supply chain with products to enhance water supply, improve water efficiency or water quality.

Due to further urbanization, increased farmland irrigation needs and higher per capita consumption preferences, water demand continues to rise. We expect increased water prices as well as an increase in the attractiveness of investments in products that enhance water efficiency or water supply availability.

Average Annual Total Return for the period ended May 31, 2015

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Global Water Fund Class A	4.57%	0.46%	12.98%	4.76%
AllianzGI Global Water Fund Class A (adjusted)	–1.18%	–5.06%	11.71%	3.94%
AllianzGI Global Water Fund Class C	4.14%	–0.31%	12.12%	3.97%
AllianzGI Global Water Fund Class C (adjusted)	3.14%	–1.31%	12.12%	3.97%
AllianzGI Global Water Fund Class D	4.53%	0.40%	12.94%	4.71%
AllianzGI Global Water Fund Class P	4.66%	0.73%	13.24%	5.00%
AllianzGI Global Water Fund Institutional Class	4.73%	0.74%	13.37%	5.09%
MSCI AC World Index	3.11%	5.08%	11.76%	4.79%
S&P Global Water Index	4.55%	1.99%	14.80%	6.94%
Lipper Global Natural Resources Funds Average	–0.79%	–17.43%	1.75%	–3.82%

† The Fund began operations on 3/31/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 3/31/08.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s expense ratios are 1.46% for Class A shares, 2.22% for Class C shares, 1.49% for Class D shares, 1.21% for Class P shares and 1.15% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

72	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI Global Water Fund (cont’d)

Cumulative Returns Through May 31, 2015

Country Allocation (as of May 31, 2015)

United States	39.6%
United Kingdom	12.3%
Switzerland	8.6%
France	5.2%
Hong Kong	4.7%
China	4.4%
Japan	3.9%
Germany	3.9%
Other	10.5%
Cash & Equivalents — Net	6.9%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,045.70	$1,041.40	$1,045.30	$1,046.60	$1,047.30
Expenses Paid During Period	$7.29	$11.25	$7.55	$6.12	$5.77

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,017.80	$1,013.91	$1,017.55	$1,018.95	$1,019.30
Expenses Paid During Period	$7.19	$11.10	$7.44	$6.04	$5.69

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.43% for Class A, 2.21% for Class C, 1.48% for Class D, 1.20% for Class P and 1.13% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

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Unaudited

AllianzGI High Yield Bond Fund

For the period of December 1, 2014 through May 31, 2015, as provided by Doug Forsyth, CFA, Portfolio Manager.

Fund Insights

For the reporting period ended May 31, 2015, Class A shares at NAV of the AllianzGI High Yield Bond Fund (the “Fund”) returned 2.25%, underperforming the BofA Merrill Lynch High Yield Master II Index (the “benchmark index”), which returned 2.55%.

Market Environment

In the beginning of the reporting period, there were several factors that influenced the high-yield market. Investors digested non-earnings-related influences, including the strengthening US dollar, harsh winter weather conditions that plagued the Northeast and the West Coast port shutdown. The impact of these factors was to be accepted as short-lived, since they should not affect the positive financial condition of the core credit market. Energy prices continued to have an effect on the prices of high-yield energy issuers and the day-to-day volatility remained a challenge. Market participants, however, did a better job of isolating the commodity-price impact to those relevant issuers than was the case in the second half of 2014. Although prices moved lower overall among issuers in the energy industry, specifically among those in the exploration and production space, many issuers executed capital-market transactions. These transactions, both in new financing and in merger and acquisition activity, solidified balance sheets and extended the liquidity runway. Treasury-rate volatility remained a factor and the impact on the high-yield market was mixed. In addition, indicators generally pointed to a US economy that is slowly grinding higher. The data was arguably mixed, but the overall neutral to higher economic trends confirms the prospects for a continued low default rate for high-yield bonds. Finally, global central banks continued to be generally accommodative, and the Fed governors’ comments have maintained a dovish stance.

In the final months of the period, high-yield bonds continued to move higher and advanced alongside stocks, while providing diversification benefits as yields rose for US government bonds and US investment grade corporate bonds. The asset class proved resilient in the face of rising rates and increased volatility in the treasury market. The high-yield market was aided by strength in energy issuers, which traded up concurrent with the rise in the price of crude oil. In addition, a better-than-feared start to the first-quarter earnings season had a positive impact on investor sentiment. Finally, mixed US economic data reinforced the message that the Fed would remain “patient” and the rate hike cycle would be gradual—a positive for risk assets.

Portfolio Review

The Fund gained along with the market for the six-month period but performance lagged the benchmark index return. In the beginning of the reporting period, BB rated bonds outperformed the lower-quality credit categories as lower-coupon, tighter-spread issues benefited from declining US treasury yields. Consequently, the portfolio was held back by an underweight in these issues. Conversely, the environment toward the end of the reporting period set up well for the portfolio’s positioning as the 10-year treasury sold off and yields increased. A higher-than-benchmark index weight in B rated issues, which outperformed the BB and CCC rated credit categories, had a positive impact on relative performance.

Industry allocations that helped relative performance during the period included metals/mining ex steel, health care and telecom-wireline integrated and services. An underweight in metals/mining ex steel, which trailed the overall market, was a positive impact on relative performance. Positive security selection in the health care and telecom-wireline integrated and services industries also beneficial.

Industry allocations that detracted from relative performance during the period included diversified media, diversified financial services and capital goods. All three of the aforementioned industries exhibited weaker-than-peer performance.

Average Annual Total Return for the period ended May 31, 2015

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI High Yield Bond Fund Class A	2.25%	0.42%	8.28%	7.46%	7.74%
AllianzGI High Yield Bond Fund Class A (adjusted)	–1.59%	–3.34%	7.46%	7.05%	7.53%
AllianzGI High Yield Bond Fund Class C	1.99%	–0.18%	7.53%	6.69%	6.96%
AllianzGI High Yield Bond Fund Class C (adjusted)	1.00%	–1.13%	7.53%	6.69%	6.96%
AllianzGI High Yield Bond Fund Class D	2.31%	0.44%	8.26%	7.45%	7.74%
AllianzGI High Yield Bond Fund Class R	2.09%	–0.12%	7.97%	7.17%	7.46%
AllianzGI High Yield Bond Fund Class P	2.46%	0.82%	8.55%	7.67%	7.93%
AllianzGI High Yield Bond Fund Institutional Class	2.49%	0.78%	8.68%	7.90%	8.22%
AllianzGI High Yield Bond Fund Administrative Class	2.37%	0.44%	8.34%	7.49%	7.76%
BofA Merrill Lynch High Yield Master II Index	2.55%	1.84%	9.03%	8.12%	7.42%
Lipper High Yield Fund Average	2.01%	0.85%	8.10%	6.88%	6.43%

† The Fund began operations on 7/31/96. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 7/31/96.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 3.75% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s expense ratios are 0.94% for Class A shares, 1.67% for Class C shares, 1.01% for Class D shares, 1.45% for Class R shares, 0.71% for Class P shares, 0.64% for Institutional Class shares and 0.97% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

74	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI High Yield Bond Fund (cont’d)

Cumulative Returns Through May 31, 2015

Industry Allocation (as of May 31, 2015)

Oil, Gas & Consumable Fuels	10.1%
Telecommunications	8.7%
Media	7.5%
Commercial Services	7.0%
Diversified Financial Services	5.5%
Healthcare-Services	4.3%
Retail	4.2%
Semiconductors	3.8%
Other	45.4%
Cash & Equivalents — Net	3.5%

Moody’s Ratings* (as of May 31, 2015 )

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Fund’s consideration of industry practice. See “Important Information” for more detail on the selection of Moody’s for the Fund’s ratings presentation. Bonds not rated by Moody’s and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,022.50	$1,019.90	$1,023.10	$1,020.90	$1,024.60	$1,024.90	$1,023.70
Expenses Paid During Period	$4.59	$8.26	$5.04	$5.95	$3.48	$3.03	$4.49

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,020.39	$1,016.75	$1,019.95	$1,019.05	$1,021.49	$1,021.94	$1,020.49
Expenses Paid During Period	$4.58	$8.25	$5.04	$5.94	$3.48	$3.02	$4.48

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.91% for Class A, 1.64% for Class C, 1.00% for Class D, 1.18% for Class R, 0.69% for Class P, 0.60% for Institutional Class and 0.89% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	| May 31, 2015	75

Unaudited

AllianzGI International Growth Fund

From inception on February 2, 2015 through May 31, 2015, as provided by the Europe Equity Growth Team.

Fund Insights

For the period from inception on February 2, 2015 through May 31, 2015, Class A shares at NAV of the AllianzGI International Growth Fund (the “Fund”) returned 6.40%, underperforming the MSCI AC World Index ex-USA Growth Total Return (Net) (the “benchmark index”), which returned 7.08%.

Portfolio Review

During the reporting period, the ECB introduced quantitative easing, which fueled European equity markets at the start of the calendar year. This, however, was not necessarily the only driver for the Fund performance as the Fund’s securities are characterized by strong earnings profiles and attractive balance sheets. Separately, currency shifts led to volatility in ex-European markets during the reporting period, driven by growing speculation of US interest rate hikes.

Stock selection overall was positive and contributed to the Fund’s performance, whereas sector allocation detracted. Stock selection within the information technology, health care and consumer staples sectors was additive to performance. Conversely, stock picking within the consumer discretionary and industrials sectors detracted. This was due to the fact that Switzerland unpegged the Swiss Franc from the euro in early 2015 which led to a market correction in Swiss stocks with significant euro exposure (exporters). In terms of sector allocation, an overweight in consumer staples and an underweight in financials detracted.

With respect to individual stocks, positions in Ambu, Sysmex, LG Household & Health, Infineon, Novo Nordisk and Simcorp were the largest contributors to performance on both an absolute and relative level. Biostime, Hexpol, Keyence and Sundrug were also additive.

On the other hand, shares of Elekta, Canadian National Railway and Hugo Boss detracted from relative performance and underwent a period of share-price correction. Bank NS Halifax, Schneider Electric and Richemont also underperformed with moderate losses.

During the reporting period, we purchased shares of UBS, Restaurant Brands, Rotork, Imi, Nippon Paint, Odontoprev, Norma Richelieu Hardware, Jollibee Foods and Ambu. We sold our position in Lawson, Magnit and Spectris.

Cumulative Return for the period ended May 31, 2015

Since Inception†
AllianzGI International Growth Fund Class A	6.40%
AllianzGI International Growth Fund Class A (adjusted)	0.55%
AllianzGI International Growth Fund Institutional Class	6.47%
MSCI ACWI ex-US	6.59%
MSCI AC World Index Ex USA Growth Total Return (Net)	7.08%
Lipper International Multi-Cap Growth Fund Average	8.56%

† The Fund began operations on 2/2/2015. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 1/31/15.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A Shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 10.59% for Class A shares and 10.34% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

76	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI International Growth Fund (cont’d)

Cumulative Returns Through May 31, 2015

Country Allocation (as of May 31, 2015)

United Kingdom	15.9%
France	9.6%
Germany	9.4%
Japan	8.9%
Denmark	7.6%
Sweden	7.1%
Switzerland	6.7%
Brazil	6.2%
Other	26.9%
Cash & Equivalents — Net	1.7%

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class
Beginning Account Value (2/2/15)	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,064.00	$1,064.70
Expenses Paid During Period	$4.00	$3.17

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,018.95	$1,020.19
Expenses Paid During Period	$6.04	$4.78

The Fund commenced operations on February 2, 2015. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning December 1, 2014. If the Hypothetical expense example had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been: $1,012.28 and $3.90, respectively, for Class A; and $1,013.09 and $3.09, respectively, for Institutional Class.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.20% for Class A and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 118/365 for the Actual expense example and 182/365 for the Hypothetical expense example.

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Unaudited

AllianzGI International Small-Cap Fund

For the period of December 1, 2014 through May 31, 2015, as provided by Andrew Neville, Portfolio Manager.

Fund Insights

For the reporting period ended May 31, 2015, Class A shares at NAV of the AllianzGI International Small-Cap Fund (the “Fund”) returned 15.41%, outperforming the MSCI World ex USA Small Cap Index (the “benchmark index”), which returned 9.13%.

Market Environment

International Smaller Companies posted strong absolute gains over the course of the reporting period. European and Japanese smaller companies registered the strongest gains, posting double-digit absolute gains. Smaller companies from the Asia ex Japan region also performed positively but lagged their counterparts from the other regions.

The ECB’s launch of its QE program, the weak euro, improving euro-zone economic data, the more dovish-than-expected Fed meeting in March, the rate cut in China and the Minsk II ceasefire agreement provided tailwinds for equity markets in the first quarter of 2015. Weakening economic data in the US and China, the lackluster US earnings season, the SNB scrapping the euro cap on the franc and the win of left-wing party Syriza in the Greek election temporarily put pressure on equity markets. Share prices vaulted to new all-time highs in May amid a wave of monetary easing from the world’s central banks. Policymakers in more than 20 countries have slashed borrowing costs in an effort to spur growth and fight weak—and in some cases negative—inflation. The ECB offered the biggest tailwind for equity markets. In January, the ECB announced the launch of its QE program of €60bn a month from March 2015 to September 2016, which began on March 9th. The ECB raised its 2015 GDP growth forecast for the euro zone from 1.0% to 1.5%. Against the backdrop of ECB’s QE program, global investors steadily increased their exposure to European equities. Towards the end of the reporting period, Greece’s nontransparent financial situation made the markets increasingly nervous. Market participants were also worried about the upcoming elections in the UK, however, the pro-business conservatives won a further five years in power.

During February, in China, the central bank made a system-wide cut to the reserve requirement ratio for big banks. In March, China’s central bank cut its benchmark one-year rate, the second cut over the last four months. Annual consumer price inflation in China fell to a five-year low. The Chinese stock market surged to a seven-year high. In late March, the government announced a relaxation in the requirement for China’s mutual funds to invest in Hong Kong stocks via Stock Connect. Reports on Japan’s economy were mixed, with labor conditions continuing to strengthen, job openings hitting an eight-year high and unemployment falling to the lowest level since 1997. While hiring has improved, consumer spending remains tepid. The Bank of Japan delayed the 2% inflation target timing from fiscal year 2015 to the first half of fiscal year 2016 and left the current monetary policy unchanged.

Portfolio Review

Stock selection was the main driver of the Fund’s relative performance. All three regional sleeve portfolios achieved strong relative returns versus their regional market. Sector-wise, selection contributed positively in all sectors except consumer discretionary and energy. Sector structure also contributed positively due to the underweight positions in the energy and utilities sectors and the overweight in the information technology sector.

During the reporting period, the Fund’s largest overweights relative to the benchmark index were in the information technology, industrials and consumer staples sectors, while the largest underweights were in the financials sector followed by the materials and energy sectors. Geographically the largest overweights were in China and France, while the largest underweights were in Canada and the UK.

The strongest stock contributors to performance were the positions in AMS AG (Switzerland), Axis (Sweden) and Sartorius Stedim Biotech (France), while the positions in Topdanmark (Denmark), Aareal Bank (Germany) and Cancom (Germany) were the largest detractors. AMS develops and manufactures high performance analog semiconductors and has benefitted from sustained high growth rates due to increasing demand for electronics devices and requirements in new application areas. Axis is a leading global provider of digital surveillance cameras. The company received a takeover bid by Canon. Sartorius Stedim is one of the world’s leading providers of laboratory and process technologies and equipment with clear focus on the attractive biopharma market, where it benefits from growth driven by global trends like aging population and an increase in chronic diseases.

78	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI International Small-Cap Fund (cont’d)

Average Annual Total Return for the period ended May 31, 2015

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI International Small-Cap Fund Class A	15.41%	6.75%	14.22%	10.08%	12.69%
AllianzGI International Small-Cap Fund Class A (adjusted)	9.07%	0.87%	12.93%	9.46%	12.32%
AllianzGI International Small-Cap Fund Class C	14.98%	5.96%	13.38%	9.27%	11.85%
AllianzGI International Small-Cap Fund Class C (adjusted)	13.98%	5.03%	13.38%	9.27%	11.85%
AllianzGI International Small-Cap Fund Class D	15.43%	6.75%	14.21%	10.08%	12.68%
AllianzGI International Small-Cap Fund Class R	15.28%	6.48%	13.94%	9.81%	12.41%
AllianzGI International Small-Cap Fund Class P	15.52%	6.93%	14.44%	10.34%	13.02%
AllianzGI International Small-Cap Fund Institutional Class	15.56%	7.00%	14.56%	10.47%	13.12%
MSCI World ex USA Small Cap Index	9.13%	–0.31%	11.22%	6.73%	7.96%
MSCI EAFE Small Cap Index	10.95%	2.00%	12.59%	7.01%	8.03%
Lipper International Small/Mid-Cap Growth Funds Average	8.98%	1.15%	12.77%	8.52%	9.36%

† The Fund began operations on 12/31/97. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/97.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.76% for Class A shares, 2.45% for Class C shares, 1.71% for Class D shares, 2.10% for Class R shares, 1.54% for Class P shares and 1.46% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.45% for Class A shares, 2.19% for Class C shares, 1.45% for Class D shares, 1.70% for Class R shares, 1.28% for Class P shares and 1.21% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

Cumulative Returns Through May 31, 2015

Country Allocation (as of May 31, 2015)

Japan	26.8%
United Kingdom	12.6%
France	6.1%
Sweden	6.0%
Germany	5.6%
Spain	5.2%
Switzerland	3.7%
Italy	3.2%
Other	23.4%
Cash & Equivalents — Net	7.4%

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Unaudited

AllianzGI International Small-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,154.10	$1,149.80	$1,154.30	$1,152.80	$1,155.20	$1,155.60
Expenses Paid During Period	$7.79	$11.74	$7.79	$9.12	$6.88	$6.50

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,017.70	$1,014.01	$1,017.70	$1,016.45	$1,018.55	$1,018.90
Expenses Paid During Period	$7.29	$11.00	$7.29	$8.55	$6.44	$6.09

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.45% for Class A, 2.19% for Class C, 1.45% for Class D, 1.70% for Class R, 1.28% for Class P and 1.21% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

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Unaudited

AllianzGI Micro Cap Fund

For the period of December 1, 2014 through May 31, 2015, as provided by John McCraw, Portfolio Manager.

Fund Insights

For the reporting period ended May 31, 2015, Class A shares at NAV of the AllianzGI Micro Cap Fund (the “Fund”) returned 11.81%, underperforming the Russell Microcap Growth Index (the “benchmark index”), which returned 14.28%.

Market Environment

Overall, US stocks closed higher despite episodes of equity market volatility.

Early in the period, the decline in the price of crude oil accelerated and spilled into the broader market; however, stocks found their footing and moved higher towards year end with oil prices stabilizing. The FOMC meeting and subsequent communication to remain “patient” as it relates to future interest rate increases was a positive catalyst for the market. Lastly, a stronger-than-expected final third-quarter GDP report helped lift investor sentiment.

In the months that followed, volatility in the energy and currency markets as well as global macro-related headlines had an impact on day-to-day stock prices; however, Fed commentary and uncertainty surrounding the path of monetary policy arguably had a greater influence on investor sentiment. Aggressive actions by the ECB and other overseas central banks did not directly impact the stock market, but they reinforced the fact that the global landscape remains highly accommodative. Separately, fourth-quarter earnings and corporate actions including share buybacks, dividend increases and merger and acquisition activities, supported a positive fundamental backdrop, while mixed economic reports signaled continued modest growth in the US.

As the end of the reporting period neared, equity prices weakened concurrent with a move higher in volatility and government bond yields, but stabilized and rebounded as US Treasury Securities rallied up to the end of the period. On the economic front, reports were mixed, suggesting that the Fed would remain patient and the rate hike cycle would be gradual—a positive for risk assets. With respect to corporate profits, first-quarter earnings reported a meager gain, but were impressive nonetheless given Wall Street’s estimates heading into April. Ultimately, stocks proved resilient in the face of interest rate volatility, macro uncertainties abroad and slower growth.

Against this backdrop, the Russell Microcap Index returned 9.07% and outperformed the Russell 2000 Index, which returned 6.94%. Within the microcap universe, growth-oriented stocks bested value-oriented stocks. Specific to the benchmark index, sector performance was predominantly positive. Health care and information technology were the strongest-performing sectors, followed by utilities and financials. In contrast, the energy sector declined the most, followed by the consumer staples and materials sectors.

Portfolio Review

The Fund underperformed the benchmark index over the reporting period. From an attribution perspective, asset allocation effects were the primary drivers of relative underperformance whereas security selection impacts were negligible. For example, stock picking was positive in the industrials, consumer discretionary and materials sectors, but was offset by negative security selection in information technology, health care and consumer staples. Separately, an underweight in the health care sector and an overweight in the industrials sector hindered performance; however, an underweight in the consumer staples sector was partially offsetting.

Average Annual Total Return for the period ended May 31, 2015

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Micro Cap Fund Class A	11.81%	11.52%	15.96%	9.73%	11.77%
AllianzGI Micro Cap Fund Class A (adjusted)	5.66%	5.38%	14.66%	9.11%	11.45%
AllianzGI Micro Cap Fund Class P	11.85%	11.63%	16.14%	9.94%	12.00%
AllianzGI Micro Cap Fund Institutional Class	11.79%	11.58%	16.23%	10.04%	12.11%
Russell Microcap Growth Index	14.28%	18.51%	17.43%	8.33%	7.29%
Lipper Small-Cap Growth Funds Average	8.31%	14.73%	16.15%	9.13%	9.46%

† The Fund began operations on 7/12/95. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 6/30/95.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 2.11% for Class A shares, 1.82% for Class P shares and 1.81% for Institutional Class shares. This ratio does not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.63% for Class A shares, 1.55% for Class P shares and 1.55% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

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Unaudited

AllianzGI Micro Cap Fund (cont’d)

Cumulative Returns Through May 31, 2015

Industry Allocation (as of May 31, 2015)

Biotechnology	10.0%
Pharmaceuticals	7.7%
Health Care Equipment & Supplies	6.9%
Health Care Providers & Services	5.9%
Internet Software & Services	5.2%
Building Products	4.6%
Semiconductors & Semiconductor Equipment	4.6%
Banks	4.4%
Other	47.3%
Cash & Equivalents — Net	3.4%

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,118.10	$1,118.50	$1,117.90
Expenses Paid During Period	$8.55	$7.87	$8.13

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,016.85	$1,017.50	$1,017.25
Expenses Paid During Period	$8.15	$7.49	$7.75

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.62% for Class A, 1.49% for Class P and 1.54% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

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Unaudited

AllianzGI Multi-Asset Real Return Fund

For the period of December 1, 2014 through May 31, 2015, as provided by the Multi-Asset US Group.

Fund Insights

For the reporting period ended May 31, 2015, Class A shares at NAV of the AllianzGI Multi-Asset Real Return Fund (the “Fund”) returned -2.07%, underperforming the Barclays US Government Inflation-Linked Bond Index (the “benchmark index”), which returned 0.20%.

Market Overview

For the six-month period of December 1, 2014 through May 31, 2015, global equities outperformed global bonds with developed country equities leading emerging market equities by more than 3%. In fixed income, global bonds fell 3.3% for the period as measured by the Barclays Global Aggregate Index. However, in the US, as uncertainty about the Fed’s future policy decisions persisted, yields on the 10-year Treasury fell marginally for the period and broad US bonds returned 1.1% as measured by the Barclays US Aggregate Bond Index.

Certain themes from late 2014 persisted in the period, including the continued strength of the US dollar against most major currencies. For the period, one of the best performing assets was the trade-weighted dollar, which returned 10.2%. On the other hand, commodities, led by energy, continued to weaken: commodities remained one of the worst performing asset classes returning -10.6% for the period as measured by the Bloomberg Commodity Index.

Mid-April marked a period of dislocation across markets. A sell-off in European bonds, most notably in German bunds, which produced swings in bond yields globally contributed to broad market volatility. The US dollar fell against every major developed market currency and most emerging market currencies in April, while the euro appreciated by 4.6% for the month. In commodities, oil entered positive territory for the year in mid-April, contributing to the perception of stability in oil prices. These events and trends culminated in a renewed focus on inflationary—as opposed to deflationary—trends in the global economy and a pickup in inflation expectations.

Mid-April Market Volatility

The magnitude and rapid pace of the move in European bond yields in late April was unprecedented. The spike in yields was most pronounced in German bunds, with the 10-year yield increasing from a low on April 17, 2015 of 0.05% to a high of 0.78% on May 7, 2015. Several factors contributed to the move, including speculation of tapering on the part of the ECB on the back of stronger macroeconomic data throughout the region. Concerns about the ability of Greece to reach a deal with the Eurogroup over its obligations to the IMF and other creditors intensified through April and early May, further contributing to bond market volatility. Stronger inflation data released in mid-April, including an increase in the Eurozone Aggregate Consumer Price Index of 1.1% month over month—nearly two times the increase of the previous month—contributed to higher inflation expectations, which in turn paved the way for higher yields. The increase in yields was not limited to Europe. Through mid-May, the US yield curve steepened as rates followed European yields higher and the US 10-year Treasury hit a high for the six-month period of 2.4% on May 12, 2015.

Currencies also underwent a temporary correction in April. The trade-weighted dollar suffered its first monthly decline since July 2014. For the month, the trade-weighted dollar fell 3.8%. In connection with the spike in yields on European bonds and the more solid inflation data, the euro increased more than 6% from its low in mid-April to the end of the month. However, in May, the dollar once again strengthened against all major currencies and the euro resumed its weaker trend against the dollar, falling 2.1%.

The Return of Inflation after Disinflation

Despite significant volatility during the period including a low close to $43 in mid-March, the price of WTI crude stabilized in the $58-60/barrel range by mid-April, leading to a jump in inflation expectations. For example, in late April, one of the Fed’s preferred market based inflation gauges, the 5 year/5 year forward breakeven inflation level from the TIPS market, moved above the 2% threshold, suggesting that, while short term inflation expectations still lag, the 5-year inflation expectation had reached—and exceeded—the Fed’s inflation target. In the context of moderate global growth, stable energy prices and initial increases in core consumer price inflation, overall inflation expectations inched closer to central banks’ targets during the period. This may finally signal the dawn of a new era of inflation.

Portfolio Review

Inflation related asset classes had mixed results over the period, as reflected by declining commodity prices with the 10.6% fall in the Bloomberg Commodity Index. Conversely, stocks of commodity related companies rose 2.4% and global real estate returned 1.5% based on the MSCI World/Real Estate Index. TIPS posted modest gains as the Barclays US Government Inflation-Linked Bond Index returned 0.2%. Over the period, the Fund’s custom blended benchmark index, an equal weighted combination of these four inflation related asset classes, declined 1.6%.

The diverging asset class returns were influenced by the strengthening US dollar and supply/demand imbalances specifically in the energy markets. While the US dollar appreciated against most major currencies, commodities denominated in dollars became less expensive from a USD based perspective, translating into lower commodity prices for USD based investors. In addition, supply/demand imbalances further contributed to declines in the energy markets as the price of crude oil (WTI) fell briefly to $43/bbl, the lowest level since March 2009. Global REITs continued to exhibit strength amidst a backdrop of low borrowing rates and continued strong demand.

The modestly positive return provided by TIPS included declining real yields, particularly at the front end of the term structure. The shorter dated 5-year TIPS constant maturity Index ended with a yield of -0.08% (down from 0.13% at the beginning of the period) after spending the latter half of the period in negative territory. TIPS priced in modestly higher inflation expectations over the period, as breakeven inflation rose particularly at the front end of the curve. The 5-year breakeven rate ended the period at 1.57% (up from 1.39% at the beginning of the period), while the 10 year breakeven rate ended roughly flat at 1.80%.

At the start of the period and relative to the internal custom blended benchmark index, the portfolio was overweight global REITs. This position was gradually reduced to below benchmark index weight by the end of the quarter. In contrast, the portfolio had entered the period with underweights to the remaining core asset classes: commodities, commodity equities and TIPS. Over the period, exposure to commodities was increased to roughly benchmark index weight, while the portfolio remained underweight TIPS and commodity related equities for the majority of the period. Outside of these core exposures, the portfolio held additional asset classes over the period, including emerging market bonds, a hedge against the euro and large-cap US equities.

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Unaudited

AllianzGI Multi-Asset Real Return Fund (cont’d)

The Fund’s relative performance benefited from an overweight to global real estate, which continued to advance against a backdrop of low borrowing rates and strong demand. Performance was also helped by an underweight to commodities. Mitigating these positive contributions to relative performance was the Fund’s underweight position to TIPS and commodity related equities as these asset classes posted positive returns over the period.

At the end of the period, the Fund’s exposure to commodities was roughly in line with the benchmark index, while the other primary inflation related asset classes, global real estate, commodity related equities and TIPS, were underweighted in the portfolio. Offsetting these underweight positions were the Fund’s cash/equivalent holdings and opportunistic asset class exposures, including equity exposure in the US, Europe and emerging markets. Duration continued to be a concern for US Treasury bonds, so the portfolio continued to hedge the duration on its fixed income holdings via Treasury futures.

Outlook

The stimulative measures pursued by central banks over the past several years have well known and notable repercussions to potential future inflation risks. In addition to the US’s efforts to spark inflation by keeping interest rates low, actions of central banks outside the US have been providing further fuel to the risks of future inflation. For example, this year, the ECB has planned asset purchases in excess of their scheduled net new issuance of euro-zone government bonds. We believe that the current backdrop of global central bank easing, persistent weakness in certain commodity prices, and dollar strength creates a potentially favorable entry point for long term investors to gain exposure to a diversified and actively managed portfolio of inflation hedging asset classes.

Average Annual Total Return for the period ended May 31, 2015

	6 Month*	1 Year	Since Inception†
AllianzGI Multi-Asset Real Return Fund Class A	–2.07%	–9.31%	–0.27%
AllianzGI Multi-Asset Real Return Fund Class A (adjusted)	–7.46%	–14.29%	–2.54%
AllianzGI Multi-Asset Real Return Fund Class C	–2.43%	–9.94%	–0.97%
AllianzGI Multi-Asset Real Return Fund Class C (adjusted)	–3.40%	–10.83%	–0.97%
AllianzGI Multi-Asset Real Return Fund Class D	–2.08%	–9.30%	–0.27%
AllianzGI Multi-Asset Real Return Fund Class P	–2.03%	–9.19%	–0.13%
AllianzGI Multi-Asset Real Return Fund Institutional Class	–1.96%	–9.06%	–0.02%
Barclays US Government Inflation-Linked Bond Index	0.20%	–0.30%	–1.76%
Custom Real Asset Benchmark**	–1.57%	–6.40%	–0.34%
Lipper Alternative Global Macro Portfolio Funds Average	0.64%	0.17%	2.86%

† The Fund began operations on 12/17/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/12.

* Cumulative return

** The Custom Real Asset Benchmark is comprised of 25% Dow Jones UBS Commodity Total Return Index, 25% MSCI World Real Estate Index, 25% Barclays US Government Inflation-Linked Bond Index, 6.25% DAX Global Agribusiness Index, 7.5% MSCI World Energy Index, 6.25% MSCI World Materials Index and 5% MSCI ACWI Industrials (equal-weighted) Index.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 5.08% for Class A shares, 5.93% for Class C shares, 61.23% for Class D shares, 4.97% for Class P shares and 4.95% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.32% for Class A shares, 2.07% for Class C shares, 1.32% for Class D shares, 1.17% for Class P shares and 1.07% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

Cumulative Returns Through May 31, 2015

Asset Allocation (as of May 31, 2015)

Mutual Funds	50.3%
Common Stock	26.3%
U.S. Treasury Obligations	11.0%
Exchange-Traded Funds	0.6%
Cash & Equivalents — Net	11.8%

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Unaudited

AllianzGI Multi-Asset Real Return Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$979.30	$975.70	$979.20	$979.70	$980.40
Expenses Paid During Period	$4.19	$7.88	$4.19	$3.45	$2.96

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,020.69	$1,016.95	$1,020.69	$1,021.44	$1,021.94
Expenses Paid During Period	$4.28	$8.05	$4.28	$3.53	$3.02

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.85% for Class A, 1.60% for Class C, 0.85% for Class D, 0.70% for Class P and 0.60% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

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Unaudited

AllianzGI NFJ Emerging Markets Value Fund

For the period of December 1, 2014 through May 31, 2015, as provided by Krysta Hill, Product Specialist Associate, and reviewed by Morley D. Campbell, CFA, Portfolio Manager/Analyst.

Fund Insights

For the reporting period ended May 31, 2015, Class A shares at NAV of the AllianzGI NFJ Emerging Markets Value Fund (the “Fund”) returned 3.37%, outperforming the MSCI Emerging Markets Index (the “benchmark index”), which returned 0.82%.

Market Environment

The benchmark index appreciated 0.82% over a choppy, six-month reporting period, as strength from February and April was somewhat offset by weakness from December and May. The emerging markets equities generally trailed developed international as well as US-based equities, which climbed 4.84% and 2.97%, respectively, as measured by the MSCI EAFE and S&P 500 Indices. Emerging economies experienced some weakness toward the end of 2014, as the benchmark index fell 4.56% in the month of December, with results dampened in part by the sharp decline in oil prices. During the early months of 2015, the emerging markets were boosted in part by lending rate cuts in China, India, Indonesia, South Korea and Thailand. The benchmark index returned 7.72% in April as comments from the Fed deferred a rate increase until data indicates a more robust economic recovery and as monetary easing in China boosted equities’ performance there. However, the benchmark index swung to a loss in May—down 3.99%—with many local emerging markets currencies down against the US dollar and weak commodity prices negatively impacting more commodity-sensitive countries. Of the 23 countries in the benchmark index, just seven delivered a positive total return for the period, led by double-digit performance from China and Hungary. Conversely, Greece, Colombia, Brazil, Turkey, Qatar and United Arab Emirates fell to a double-digit loss over the reporting period. Four of ten economic sectors in the benchmark index were positive over the trailing six-month period, led by information technology, industrials and health care names. In contrast, the utilities, materials and telecom services sectors were the poorest-performers, declining 4.34%, 3.78% and 3.27%, respectively.

Portfolio Review

The Fund’s outperformance versus the benchmark index was due to favorable stock selection and country allocation, while sector allocation was marginally negative over the reporting period.

Stock selection added value across the industrials, materials and consumer discretionary sectors. This was only slightly offset by the Fund’s holdings in the financials, consumer staples and utilities sectors.

By country, selection was strong in China, Turkey and Brazil but somewhat dampened by weaker selection in India, South Korea and the Philippines.

From a sector allocation perspective, underweight positions in the telecom services and consumer staples sectors contributed to results. The Fund’s overweight in utilities and underweight in information technology detracted during the reporting period.

Overweight positions in Hong Kong and Norway contributed to relative performance, while an underweight in China and an overweight in Turkey muted results during the period.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the consumer discretionary and utilities sectors, whereas the largest relative underweights were in the telecom services and consumer staples sectors.

Average Annual Total Return for the period ended May 31, 2015

	6 Month*	1 Year	Since Inception†
AllianzGI NFJ Emerging Markets Value Fund Class A	3.37%	2.36%	4.31%
AllianzGI NFJ Emerging Markets Value Fund Class A (adjusted)	–2.32%	–3.27%	1.93%
AllianzGI NFJ Emerging Markets Value Fund Class C	3.02%	1.57%	3.52%
AllianzGI NFJ Emerging Markets Value Fund Class C (adjusted)	2.03%	0.60%	3.52%
AllianzGI NFJ Emerging Markets Value Fund Class D	3.45%	2.37%	4.33%
AllianzGI NFJ Emerging Markets Value Fund Class P	3.47%	2.54%	4.48%
AllianzGI NFJ Emerging Markets Value Fund Institutional Class	3.53%	2.56%	4.57%
MSCI Emerging Markets Index	0.82%	–0.01%	0.66%
Lipper Emerging Markets Funds Average	–1.07%	–2.57%	0.21%

† The Fund began operations on 12/18/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/12.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 4.86% for Class A shares, 5.60% for Class C shares, 5.76% for Class D shares, 4.64% for Class P shares and 4.63% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.55% for Class A shares, 2.30% for Class C shares, 1.55% for Class D shares, 1.39% for Class P shares and 1.30% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

88	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI NFJ Emerging Markets Value Fund (cont’d)

Cumulative Returns Through May 31, 2015

Country Allocation (as of May 31, 2015)

China	20.7%
Taiwan	14.1%
Korea (Republic of)	11.2%
Brazil	8.3%
India	7.9%
South Africa	5.6%
Russian Federation	5.0%
Mexico	3.3%
Other	20.0%
Cash & Equivalents-Net	3.9%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,033.70	$1,030.20	$1,034.50	$1,034.70	$1,035.30
Expenses Paid During Period	$7.86	$11.64	$7.86	$7.05	$6.60

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,017.20	$1,013.46	$1,017.20	$1,018.00	$1,018.45
Expenses Paid During Period	$7.80	$11.55	$7.80	$6.99	$6.54

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.55% for Class A, 2.30% for Class C, 1.55% for Class D, 1.39% for Class P and 1.30% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	| May 31, 2015	89

Unaudited

AllianzGI NFJ Global Dividend Value Fund

For the period of December 1, 2014 through May 31, 2015, as provided by Krysta Hill, Product Specialist Associate, and reviewed by R. Burns McKinney, CFA, Portfolio Manager/Analyst.

Fund Insights

For the reporting period ended May 31, 2015, Class A shares at NAV of the AllianzGI NFJ Global Dividend Value Fund (the “Fund”) returned -0.05%, underperforming the MSCI AC World Index (the “benchmark index”), which returned 3.11%.

Market Environment

Global equities appreciated 3.11% during the trialing six months ended May 31, 2015, as measured by the benchmark index. The strongest returns were generated in the international developed economies, with the MSCI EAFE Net Index up 4.84% during the reporting period. US equities, as measured by the S&P 500 Index, gained 2.97%, while the MSCI Emerging Markets Index climbed a more moderated 0.82%. Monetary policy was a key theme across the international landscape, led by the ECB’s €60 billion monthly bond purchase program, which began in early March. Sweden’s central bank also announced a bond-buying package worth 10 billion Swedish kronor to spur inflation and initiated a negative benchmark index rate of -0.1%. Strength from the Asia/Pacific region was due in part to lending rate cuts across Australia, China, India, Indonesia, South Korea and Thailand. Within the US, comments from the US FOMC indicated a willingness to raise rates should the economic data support such a move. Of the 46 countries in the MSCI ACWI Net Index, China, Hungary, Denmark, Japan and Hong Kong were the strongest-performing countries over the trailing six-month period. Conversely, many countries in the emerging markets region swung to double-digit losses, including Greece, Colombia, Brazil, Turkey, Qatar, the United Arab Emirates and Malaysia. The spread between the best (health care) and worst (utilities) performing sectors within the MSCI ACWI Net Index was 11%. All but three benchmark sectors generated positive returns across the six-month period, with the utilities, energy and telecom services sectors sinking to a loss. The strongest performance was realized by health care, consumer discretionary and information technology names.

Portfolio Review

The Fund’s underperformance versus the benchmark index was largely due to stock selection, though sector allocation also contributed to negative relative returns. Conversely, country allocation was positive during the period.

In terms of stock selection, the Fund’s holdings in the information technology, telecom services and utilities sectors were the primary laggards versus sector counterparts. This was somewhat offset by the Fund’s holdings across the financials and consumer discretionary sectors, which contributed to relative results.

From a sector allocation perspective, an underweight in health care and overweight positions in telecom services and energy hampered relative results. An underweight in utilities aided performance over the reporting period.

By country, relative allocation strength was sourced from an overweight in China and overweight positions in the United States and Hong Kong, but somewhat offset by weakness from overweights in Brazil and Indonesia as well as an underweight in Japan.

Selection within the United States, France and Brazil dampened relative results while stock picks in the United Kingdom and Japan aided the Fund’s relative performance.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the telecom services and energy sectors, whereas the largest relative underweights were in the health care and consumer staples sectors.

Average Annual Total Return for the period ended May 31, 2015

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI NFJ Global Dividend Value Fund Class A	–0.05%	–0.20%	10.00%	10.79%
AllianzGI NFJ Global Dividend Value Fund Class A (adjusted)	–5.55%	–5.69%	8.76%	9.74%
AllianzGI NFJ Global Dividend Value Fund Class C	–0.48%	–1.00%	9.15%	9.93%
AllianzGI NFJ Global Dividend Value Fund Class C (adjusted)	–1.42%	–1.91%	9.15%	9.93%
AllianzGI NFJ Global Dividend Value Fund Class D	–0.09%	–0.24%	9.95%	10.74%
AllianzGI NFJ Global Dividend Value Fund Class P	0.02%	–0.04%	10.19%	10.99%
AllianzGI NFJ Global Dividend Value Fund Institutional Class	0.05%	0.01%	10.30%	11.09%
MSCI AC World Index	3.11%	5.08%	11.76%	12.51%
Lipper Global Equity Income Funds Average	1.72%	1.30%	10.91%	11.47%

† The Fund began operations on 6/26/09. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 6/30/09.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.46% for Class A shares, 2.22% for Class C shares, 1.47% for Class D shares, 1.28% for Class P shares and 1.18% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 1.99% for Class C shares, 1.20% for Class D shares, 1.04% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

90	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI NFJ Global Dividend Value Fund (cont’d)

Cumulative Returns Through May 31, 2015

Country Allocation (as of May 31, 2015)

United States	39.2%
United Kingdom	14.3%
Japan	6.7%
China	4.3%
Israel	3.9%
France	3.7%
South Africa	3.6%
Spain	3.6%
Other	18.3%
Cash & Equivalents — Net	2.4%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$999.50	$995.20	$999.10	$1,000.20	$1,000.50
Expenses Paid During Period	$5.98	$9.90	$6.28	$5.19	$4.74

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,018.95	$1,015.01	$1,018.65	$1,019.75	$1,020.19
Expenses Paid During Period	$6.04	$10.00	$6.34	$5.24	$4.78

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.20% for Class A, 1.99% for Class C, 1.26% for Class D, 1.04% for Class P and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	| May 31, 2015	91

Unaudited

AllianzGI NFJ International Small-Cap Value Fund

For the period of December 1, 2014 through May 31, 2015, as provided by Krysta Hill, Product Specialist Associate, and reviewed by L. Baxter Hines, CFA, Portfolio Manager/Analyst.

Fund Insights

For the reporting period ended May 31, 2015, Class A shares at NAV of the AllianzGI NFJ International Small-Cap Fund (the “Fund”) returned 10.07%, outperforming the MSCI World ex USA Small Cap Index (the “benchmark index”), which returned 9.13%

Market Environment

International small-capitalization equities rose 9.13% during the trailing six months ended May 31, 2015, as measured by the benchmark index. This performance vastly outpaced other international indices, including the MSCI EAFE Net, which appreciated 4.84%, the MSCI AC World ex-USA Net, which climbed 3.16%, and the MSCI Emerging Markets Index, which gained 0.82% over the reporting period. Of the 22 countries in the benchmark index, just four swung to a loss: Canada, Norway, Portugal and Singapore. Top performers over the period were stocks largely based in Europe, including Ireland, Italy, the United Kingdom, Denmark and Switzerland, as well as companies in Japan and Hong Kong. The spread between the best (consumer discretionary) and worst (energy) performing sectors within the benchmark index was broad at almost 20%. All but two of the ten economic sectors generated positive returns across the six-month period, with six sectors, led by consumer discretionary, information technology, health care and materials names, leading performance gains. Conversely, the energy and utilities sectors dipped to a loss. Two sectors each comprised over 20% of the benchmark index, industrials, which secured a 10.96% return, and financials, which realized an 8.52% gain during the reporting period.

Portfolio Review

The Fund’s outperformance versus the benchmark index was due primarily to positive stock selection, while sector and country allocations were slightly negative during the period.

In terms of stock selection, the Fund’s holdings in the materials, consumer discretionary and industrials sectors contributed to performance. This was only slightly dampened by the Fund’s holdings in the financials and utilities sectors, which failed to keep pace with benchmark index shares.

By country, selection was strong in Japan and the United Kingdom, but partially diminished by poor selection in Canada and Switzerland.

From a sector allocation perspective, an overweight in telecom services and underweights in the energy and consumer discretionary sectors detracted during the reporting period. Conversely, underweight positions in the health care and utilities sectors contributed to results.

The Fund’s overweight positions in off-benchmark countries including Taiwan, the Philippines and Brazil, were primary detractors from relative returns. These negative results were somewhat offset by the Fund’s overweights in China and Cambodia and underweights in Canada and Singapore.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the financials and telecom services sectors, whereas the largest relative underweights were in the consumer staples and consumer discretionary sectors.

Average Annual Total Return for the period ended May 31, 2015

	6 Month*	1 Year	Since Inception†
AllianzGI NFJ International Small-Cap Value Fund Class A	10.07%	5.68%	18.44%
AllianzGI NFJ International Small-Cap Value Fund Class A (adjusted)	4.01%	–0.14%	16.23%
AllianzGI NFJ International Small-Cap Value Fund Class C	9.61%	4.84%	17.58%
AllianzGI NFJ International Small-Cap Value Fund Class C (adjusted)	8.63%	3.91%	17.58%
AllianzGI NFJ International Small-Cap Value Fund Class D	10.07%	5.65%	18.45%
AllianzGI NFJ International Small-Cap Value Fund Class P	10.14%	5.81%	18.62%
AllianzGI NFJ International Small-Cap Value Fund Institutional Class	10.24%	5.98%	18.76%
MSCI World ex USA Small Cap Index	9.13%	–0.31%	16.25%
Lipper International Small/Mid-Cap Value Funds Average	9.05%	1.46%	17.75%

† The Fund began operations on 6/1/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 5/31/12.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 2.64% for Class A shares, 3.40% for Class C shares, 3.47% for Class D shares, 2.39% for Class P shares and 2.31% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.45% for Class A shares, 2.20% for Class C shares, 1.45% for Class D shares, 1.30% for Class P shares and 1.20% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

92	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI NFJ International Small-Cap Value Fund (cont’d)

Cumulative Returns Through May 31, 2015

Country Allocation (as of May 31, 2015)

Japan	18.2%
United Kingdom	17.4%
Canada	9.0%
Hong Kong	5.0%
China	5.0%
Australia	4.2%
Germany	4.0%
Italy	3.3%
Other	30.5%
Cash & Equivalents — Net	3.4%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,100.70	$1,096.10	$1,100.70	$1,101.40	$1,102.40
Expenses Paid During Period	$7.65	$11.55	$7.65	$6.86	$6.34

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,017.65	$1,013.91	$1,017.65	$1,018.40	$1,018.90
Expenses Paid During Period	$7.34	$11.10	$7.34	$6.59	$6.09

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.46% for Class A, 2.21% for Class C, 1.46% for Class D, 1.31% for Class P and 1.21% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	| May 31, 2015	93

Unaudited

AllianzGI NFJ International Value II Fund

For the period of December 1, 2014 through May 31, 2015, as provided by Krysta Hill, Product Specialist Associate, and reviewed by L. Baxter Hines, CFA, Portfolio Manager/Analyst.

Fund Insights

For the reporting period ended May 31, 2015, Class A shares at NAV of the AllianzGI NFJ International Value II Fund (the “Fund”) returned 5.04%, outperforming the MSCI EAFE Index (the “benchmark index”), which returned 4.84%.

Market Environment

International developed economies generated some of the strongest returns over the trailing six-month reporting period, with the benchmark index up 4.84%, US equities, as measured by the S&P 500 Index, gaining 2.97% and the MSCI Emerging Markets Index climbing a more moderate 0.82%. Monetary policy was a key theme across the international landscape, led by the ECB’s €60 billion monthly bond purchase program, which began in early March. Sweden’s central bank also announced a bond-buying package worth 10 billion Swedish kronor to spur inflation and initiated a negative benchmark index rate of -0.1%. Strength from the Asia/Pacific region was due in part to lending rate cuts across Australia, China, India, Indonesia, South Korea and Thailand. Of the 21 countries in the benchmark index, Denmark, Japan, Hong Kong, Israel and Ireland were the strongest-performing countries. Conversely, six countries dipped to a loss during the reporting period, including Spain, New Zealand, Finland, Singapore, Austria and Australia. The spread between the best (consumer discretionary) and worst (utilities) performing sectors within the benchmark index was over 11%. All but two benchmark index sectors generated positive returns across the six-month period, with the utilities and energy sinking to 2% losses. The strongest performance was realized by consumer discretionary, information technology and industrials names.

Portfolio Review

The Fund’s outperformance versus the benchmark index was due to positive stock selection, while country and sector allocations detracted somewhat from relative performance.

In terms of stock selection, the Fund’s holdings in the financials, consumer discretionary and materials sectors added to relative performance. This was somewhat offset by negative selection in the industrials and utilities sectors.

By country, selection was strong in the United Kingdom, France and Japan and only somewhat offset by negative selection across Hong Kong and Denmark.

From a sector allocation perspective, an overweight in the energy sector and an underweight in the industrials sector dampened relative results. Conversely, an overweight in the consumer discretionary sector and an underweight in the consumer staples sector boosted performance during the reporting period.

Overweight positions in the off-benchmark index countries of Canada, India and Brazil, as well as an underweight in Japan, hindered relative performance. The portfolio’s underweight positions in Switzerland, Spain and Australia added to gains.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the consumer discretionary and energy sectors, whereas the largest relative underweights were in the consumer staples and health care sectors.

Average Annual Total Return for the period ended May 31, 2015

	6 Month*	1 Year	Since Inception†
AllianzGI NFJ International Value II Fund Class A	5.04%	–0.68%	9.86%
AllianzGI NFJ International Value II Fund Class A (adjusted)	–0.74%	–6.14%	8.10%
AllianzGI NFJ International Value II Fund Class C	4.67%	–1.41%	9.04%
AllianzGI NFJ International Value II Fund Class C (adjusted)	3.67%	–2.38%	9.04%
AllianzGI NFJ International Value II Fund Class D	5.10%	–0.65%	9.86%
AllianzGI NFJ International Value II Fund Class P	5.21%	–0.46%	10.09%
AllianzGI NFJ International Value II Fund Institutional Class	5.21%	–0.44%	10.17%
MSCI EAFE Index	4.84%	–0.48%	11.63%
Lipper International Multi-Cap Value Funds Average	4.84%	–2.20%	10.12%

† The Fund began operations on 12/1/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/11.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 2.46% for Class A shares, 3.23% for Class C shares, 2.45% for Class D shares, 2.11% for Class P shares and 1.78% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 1.95% for Class C shares, 1.20% for Class D shares, 1.00% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

94	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI NFJ International Value II Fund (cont’d)

Cumulative Returns Through May 31, 2015

Country Allocation (as of May 31, 2015)

United Kingdom	22.0%
Japan	13.2%
Hong Kong	8.7%
France	7.5%
Canada	6.5%
China	4.4%
Norway	3.7%
Taiwan	3.2%
Other	25.5%
Cash & Equivalents — Net	5.3%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,050.40	$1,046.70	$1,051.00	$1,052.10	$1,052.10
Expenses Paid During Period	$6.13	$9.95	$6.14	$5.12	$4.86

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,018.95	$1,015.21	$1,018.95	$1,019.95	$1,020.19
Expenses Paid During Period	$6.04	$9.80	$6.04	$5.04	$4.78

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.20% for Class A, 1.95% for Class C, 1.20% for Class D, 1.00% for Class P and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	| May 31, 2015	95

Unaudited

AllianzGI Short Duration High Income Fund

For the period of December 1, 2014 through May 31, 2015, as provided by Doug Forsyth, CFA, Portfolio Manager.

Fund Insights

For the reporting period ended May 31, 2015, Class A shares at NAV of the AllianzGI Short Duration High Income Fund (the “Fund”) returned 3.20%, outperforming the BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index (the “benchmark index”), which returned 2.52%.

Market Environment

In the beginning of the reporting period, there were several factors that influenced the high-yield market. Investors digested non-earnings-related influences, including the strengthening US dollar, harsh winter weather conditions that plagued the Northeast and the West Coast port shutdown. The impact of these factors is considered short-lived, since they should not affect the positive financial condition of the core credit market. Energy prices continued to have an effect on the prices of high-yield energy issuers and the day-to-day volatility remained a challenge; however, market participants did a better job of isolating the commodity-price impact to those relevant issuers than was the case in the second half of 2014. Although prices moved lower overall among issuers in the energy industry, specifically among those in the exploration and production space, many issuers executed capital-market transactions. These transactions, both in new financing and in M&A activity, solidified balance sheets and extended the liquidity runway. Treasury-rate volatility remained a factor and its impact on the high-yield market was mixed. In addition, indicators generally pointed to a US economy that is slowly grinding higher. The data were arguably mixed, but the overall neutral to higher economic trend confirms the prospects for a continued low default rate for high-yield bonds. Finally, global central banks continued to be generally accommodative, and the Fed governors’ comments have maintained a dovish stance.

In the final months of the period, high-yield bonds advanced alongside stocks and provided diversification benefits as yields rose for US government bonds and US investment-grade corporate bonds. The asset class proved resilient in the face of rising rates and increased volatility in the treasury market. The high-yield market was aided by strong positions among energy issuers, which traded up concurrent with the rise in the price of crude oil. In addition, a better-than-feared start to the first-quarter earnings season had a positive impact on investor sentiment. Finally, mixed US economic data reinforced the message that the Fed would remain “patient” and the rate hike cycle would be gradual—a positive for risk assets.

Portfolio Review

For the period, performance of the Fund was positive and returns increased more than the benchmark index. Credit quality in the portfolio remains relatively high. The industries that contributed meaningfully to relative performance included weightings in metals/mining ex steel, gaming and energy. Contributions from energy were primarily in the subsector of gas distribution. These issuers have greater revenue visibility and less sensitivity to short term changes in commodity prices versus exploration and production companies. Minimal weightings versus the benchmark index in aerospace/defense also benefited performance. Offsetting these contributors to relative performance included weights in capital goods, steel and chemicals.

The Fund seeks a high level of current income while emphasizing the preservation of capital. The Fund’s outperformance these past six months can be largely attributed to the yield generated from the portfolio versus that of the benchmark index. Yield to worst for the Fund was consistently over 100 basis points higher than that of the benchmark index over the period. At the same time, duration for the Fund was lower than that of the benchmark index over the period to balance our objectives of maintaining high current income while attempting to preserve capital in the event of rising interest rates.

Average Annual Total Return for the period ended May 31, 2015

	6 Month*	1 Year	Since Inception†
AllianzGI Short Duration High Income Fund Class A	3.20%	3.40%	5.93%
AllianzGI Short Duration High Income Fund Class A (adjusted)	0.88%	1.08%	5.28%
AllianzGI Short Duration High Income Fund Class C	3.09%	3.18%	5.56%
AllianzGI Short Duration High Income Fund Class C (adjusted)	2.09%	2.19%	5.56%
AllianzGI Short Duration High Income Fund Class D	3.18%	3.40%	5.93%
AllianzGI Short Duration High Income Fund Class P	3.30%	3.56%	6.10%
AllianzGI Short Duration High Income Fund Institutional Class	3.35%	3.62%	6.21%
BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index	2.52%	2.84%	6.69%

† The Fund began operations on 10/3/11. Benchmark return comparisons began on the fund inception date.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 2.25% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 0.88% for Class A shares, 1.13% for Class C shares, 0.97% for Class D shares, 0.68% for Class P shares and 0.60% for Institutional Class shares. The ratio for Class D shares does not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratio net of this reduction is 0.85% for Class D shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

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Unaudited

AllianzGI Short Duration High Income Fund (cont’d)

Cumulative Returns Through May 31, 2015

Industry Allocation (as of May 31, 2015)

Telecommunications	10.5%
Home Builders	9.4%
Diversified Financial Services	6.6%
Retail	5.7%
Pharmaceuticals	4.7%
Containers & Packaging	4.2%
Commercial Services & Supplies	4.1%
Oil, Gas & Consumable Fuels	3.6%
Other	44.0%
Cash & Equivalents — Net	7.2%

Moody’s Ratings* (as of May 31, 2015)

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Fund’s consideration of industry practice. See “Important Information” for more detail on the selection of Moody’s for the Fund’s ratings presentation. Bonds not rated by Moody’s and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,032.00	$1,030.90	$1,031.80	$1,033.00	$1,033.50
Expenses Paid During Period	$4.31	$5.62	$4.31	$3.35	$3.04

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,020.69	$1,019.40	$1,020.69	$1,021.64	$1,021.94
Expenses Paid During Period	$4.28	$5.59	$4.28	$3.33	$3.02

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.85% for Class A, 1.11% for Class C, 0.85% for Class D, 0.66% for Class P and 0.60% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

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Unaudited

AllianzGI Structured Return Fund

For the period of December 1, 2014, through May 31, 2015, as provided by Greg Tournant, Portfolio Manager.

Fund Insights

For the reporting period ended May 31, 2015, Class A shares at NAV of the AllianzGI Structured Return Fund (the “Fund”) returned 3.79%, outperforming the BofA Merrill Lynch 3-Month US Treasury Bill Index (the “benchmark index”), which returned 0.01%.

Portfolio Review

The Fund delivered consistent, positive returns for the period ended May 31, 2015. While equity markets exhibited increased choppiness during the period, the Fund demonstrated its ability to achieve its all-weather investment objective.

In December, equities destabilized as oil prices plunged, with the S&P 500 Index declining 4.5% in just a few days of trading. In response, we moved our in-the-money call strikes from 2% to 4% to cushion the portfolio against the market decline. The benchmark index recovered to finish the month down just 0.25%.

Equity indices fluctuated throughout the period, yet ultimately did not get very far. The S&P 500 Index returned -3.00% in January, 5.75% in February and -1.58% in March, culminating in a quarterly return of 0.95%. Implied volatility, which in mid-December began its longest-lasting increase in years as oil-price instability roiled markets, was elevated at the start of the year.

Higher-volatility environments are often tied to a decline, or at least the fear of one, in the equity markets, and typically are characterized by a CBOE Volatility Index (“VIX”) level greater than 20. Increased volatility is advantageous for the Fund, in two ways: larger return potential and lower expected risk. In such environments, we are usually able to construct short in-the-money covered call positions that we believe can endure a larger equity-market decline without the need to restructure any positions, and which at the same time are more lucrative. Despite the S&P 500 Index’s sizable fluctuations throughout the quarter, we were able to hold all our positions to expiration, as is our objective.

In addition to realizing gains from in-the-money call selling at the beginning of the year, the Fund also profited from directional premium collection positions in February. As a reminder, directional positions are opportunistically incorporated into the portfolio to pursue additional incremental returns. These positions, in combination with the benefit of higher implied volatility in January, contributed to the above-target return of 1.11% in February. There were no notable detractors during the reporting period.

In March, equity markets fluctuated as investors reacted to varying news. Markets declined on worries about corporate earnings after the ECB stimulus prompted the dollar to strengthen, and then climb, as fears of a near-term Federal Reserve interest rate hike abated. The VIX declined to the mid-teens, as volatility dampened. The Fund performed in line with expectations, returning 0.39%.

In April, the S&P 500 Index climbed 0.96% on speculation that weaker than expected economic data would push out the timeline for an expected Fed interest-rate hike. Stronger economic results in May extended the equity rally as the broad market appreciated 1.96%. Implied volatility remained well below its historical average during this time. The Fund delivered returns in line with expectations, gaining 0.58% in April and 0.52% in May.

In an environment in which predicting the direction of equity and fixed income markets has been as challenging as ever, the non-directional nature of its investment approach has served the Fund well. The absence of a clear trend thus far this year has been problematic for other types of liquid alternative strategies, but so far the Fund has been able to withstand the choppiness and benefit from it.

Regardless of what lies ahead, we believe the Fund is well positioned to pursue steady returns with bond-like risk, low sensitivity to equity markets and the ability to navigate a wide range of market scenarios.

Average Annual Total Return for the period ended May 31, 2015

	6 Month*	1 Year	Since Inception†
AllianzGI Structured Return Fund Class A	3.79%	5.89%	5.28%
AllianzGI Structured Return Fund Class A (adjusted)	–1.92%	0.07%	2.92%
AllianzGI Structured Return Fund Class C	3.46%	5.16%	4.49%
AllianzGI Structured Return Fund Class C (adjusted)	2.46%	4.16%	4.49%
AllianzGI Structured Return Fund Class D	3.82%	5.92%	5.35%
AllianzGI Structured Return Fund Class P	3.85%	6.08%	5.44%
AllianzGI Structured Return Fund Institutional Class	3.94%	6.17%	5.56%
BofA Merrill Lynch 3-Month US Treasury Bill Index	0.01%	0.02%	0.05%
Lipper Absolute Return Funds Average	1.29%	2.19%	3.38%

† The Fund began operations on 12/3/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/12.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 4.31% for Class A shares, 4.83% for Class C shares, 5.14% for Class D shares, 3.82% for Class P shares and 3.74% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.24% for Class A shares, 1.99% for Class C shares, 1.24% for Class D shares, 1.09% for Class P shares and 0.99% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

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AllianzGI Structured Return Fund (cont’d)

Cumulative Returns Through May 31, 2015

Asset Allocation (as of May 31, 2015)

Exchange-Traded Funds	95.2%
Cash & Equivalents — Net (including Options Purchased and Written)	4.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,037.90	$1,034.60	$1,038.20	$1,038.50	$1,039.40
Expenses Paid During Period	$5.84	$9.64	$5.84	$5.08	$4.58

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,019.20	$1,015.46	$1,019.20	$1,019.95	$1,020.44
Expenses Paid During Period	$5.79	$9.55	$5.79	$5.04	$4.53

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.15% for Class A, 1.90% for Class C, 1.15% for Class D, 1.00% for Class P and 0.90% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

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Unaudited

AllianzGI U.S. Equity Hedged Fund

For the period of December 1, 2014 through May 31, 2015, as provided by Greg Tournant, Portfolio Manager.

Fund Insights

For the reporting period ended May 31, 2015, Class A shares at NAV of the AllianzGI U.S. Equity Hedged Fund (the “Fund”) returned 0.46%, underperforming the S&P 500 Index (the “benchmark index”), which returned 2.97%.

Portfolio Review

With equity markets undergoing increased choppiness, the Fund performed in line with expectations. While performance trailed the benchmark index for the period, the Fund provided a hedge during the market’s pullbacks and smoothed out its fluctuations.

The Fund seeks to provide protection against equity market declines while preserving the upside of the underlying passive equity market portfolio. The Fund pursues this objective by buying laddered, deep out-of-money put options while simultaneously selling calls at varying strike distances.

One of the distinguishing features of the strategy is the duration mismatch between its put and call option positions. The Fund’s long puts have approximately one-year duration at purchase, while its short calls have a weighted average duration of approximately one month. This enables the underlying equity portfolio to participate in a rising equity market, while remaining hedged against potential equity market declines. Longer-term, the Fund seeks to capture the majority of the benchmark index’s upside, while reducing the variability of returns by as much as 50% and creating a downside floor in the event of a market crash.

Volatility returned to the equity markets in December. With oil prices plunging, the S&P 500 Index dropped 4.5% in a few trading days. However, continued strong positive US economic data and GDP growth offset oil and euro zone concerns, enabling the benchmark index to finish the month down 0.25%. The Fund again smoothed out the intra-month volatility, outperforming the index and declining 0.07% for the month.

In January, disappointing US economic data and concerns surrounding the election in Greece caused equity markets to fluctuate sharply. The Fund’s long put protection provided a cushion during the declines while gains from its short call positions helped smooth performance. For the month, the Fund declined 2.11% while the benchmark index fell 3.00%.

From there, equities rallied on positive economic data and news of increased euro-zone stability. The benchmark index went on to gain 5.75% in February. The rapid ascent of the equity market, coupled with the decline in implied volatility, created a performance drag for the Fund. Our short call positions, which had been written between 3% and 4% out-of-the-money, were unable to avoid interfering with the run-up of the underlying passive equity portfolio, causing the Fund to miss out on approximately 60 bps of upside participation. In addition, our long put positions decreased in value as the market rose and the VIX declined, further curtailing gains. The Fund appreciated 2.76% for the month.

In March, equity markets first declined on worries about corporate earnings after the ECB’s stimulus prompted the dollar to strengthen, and then climbed as fears of a near-term Federal Reserve interest rate hike abated. Amid the volatility, the Fund fell 1.34% for the month compared with a decline of 1.58% for the benchmark index.

In April, the benchmark index climbed 0.96% on speculation that weaker than expected economic data would push out the timeline for an expected Fed interest rate hike. Stronger economic results in May extended the equity rally as the broad market appreciated 1.96%. Our short S&P 500 Index calls were written approximately 3% away from the benchmark index level at inception, allowing the fund to meaningfully participate in the market’s advance. The A share class of the Fund returned 0.59% and 0.71% in April and May, respectively.

The Fund is best positioned to outperform during a market correction, which, to the delight of equity investors, has yet to materialize over the past several years. January 2015 and October 2014 are the most recent examples of market pullbacks, and in both cases the rebound was swift. While the Fund can help smooth equity returns in such environments, they typically do not give the portfolio much opportunity to impact performance.

By seeking to maximize upside participation, reduce downside exposure and protect against crash risk, the Fund aims to give equity investors confidence without missing most of the upside.

Average Annual Total Return for the period ended May 31, 2015

	6 Month*	1 Year	Since Inception†
AllianzGI U.S. Equity Hedged Fund Class A	0.46%	5.48%	9.95%
AllianzGI U.S. Equity Hedged Fund Class A (adjusted)	–5.07%	–0.32%	7.48%
AllianzGI U.S. Equity Hedged Fund Class C	0.05%	4.64%	9.15%
AllianzGI U.S. Equity Hedged Fund Class C (adjusted)	–0.91%	3.68%	9.15%
AllianzGI U.S. Equity Hedged Fund Class D	0.41%	5.40%	9.94%
AllianzGI U.S. Equity Hedged Fund Class P	0.53%	5.63%	10.14%
AllianzGI U.S. Equity Hedged Fund Institutional Class	0.57%	5.74%	10.25%
S&P 500 Index	2.97%	11.81%	20.03%
Lipper Alternative Long/Short Equity Funds Average	2.45%	3.95%	8.54%

† The Fund began operations on 12/3/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/12.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 3.79% for Class A shares, 4.57% for Class C shares, 8.52% for Class D shares, 3.47% for Class P shares and 3.13% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.34% for Class A shares, 2.09% for Class C shares, 1.34% for Class D shares, 1.19% for Class P shares and 1.09% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

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AllianzGI U.S. Equity Hedged Fund (cont’d)

Cumulative Returns Through May 31, 2015

Asset Allocation (as of May 31, 2015)

Exchange-Traded Funds	97.0%
Cash & Equivalents — Net (including Options Purchased and Written)	3.0%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,004.60	$1,000.50	$1,004.10	$1,005.30	$1,005.70
Expenses Paid During Period	$6.30	$10.02	$6.30	$5.55	$5.05

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,018.65	$1,014.91	$1,018.65	$1,019.40	$1,019.90
Expenses Paid During Period	$6.34	$10.10	$6.34	$5.59	$5.09

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.26% for Class A, 2.01% for Class C, 1.26% for Class D, 1.11% for Class P and 1.01% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

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Unaudited

AllianzGI U.S. Small-Cap Growth Fund

For the period of December 1, 2014 through May 31, 2015, as provided by John McCraw, Portfolio Manager.

Fund Insights

For the reporting period ended May 31, 2015, Class A shares at NAV of the AllianzGI U.S. Small-Cap Growth Fund (the “Fund”) returned 6.73%, underperforming the Russell 2000 Growth Index (the “benchmark index”), which returned 10.48%.

Market Environment

Overall, US stocks closed higher during the reporting period despite episodes of equity market volatility.

Early in the period, the decline in the price of crude oil accelerated and spilled into the broader market; however, stocks found their footing and moved higher into year-end with oil prices stabilizing. The FOMC’s meeting and subsequent communication to remain “patient” as it relates to future interest rate increases was a positive catalyst for the market. Lastly, a stronger-than-expected final third-quarter GDP report helped lift investor sentiment.

In the months that followed, volatility in the energy and currency markets as well as global macro-related headlines had an impact on day-to-day stock prices; however, Fed commentary and uncertainty surrounding the path of monetary policy arguably had a greater influence on investor sentiment. Aggressive actions by the ECB and other overseas central banks did not directly impact the stock market, but they reinforced the fact that the global landscape remains highly accommodative. Separately, fourth-quarter earnings and corporate actions including share buybacks, dividend increases and merger and acquisition activities supported a positive fundamental backdrop, while mixed economic reports signaled continued modest growth in the US.

As the end of the reporting period neared, equity prices weakened concurrent with a move higher in volatility and government bond yields, but stabilized and rebounded as Treasuries rallied into the end of the period. On the economic front, reports were mixed, suggesting that the Fed would remain patient and the rate hike cycle would be gradual—a positive for risk assets. With respect to corporate profits, first-quarter earnings reported a meager gain, but were impressive nonetheless given Wall Street’s estimates heading into April. Ultimately, stocks proved resilient in the face of interest rate volatility, macro uncertainties abroad and slower growth.

Against this backdrop, the Russell 2000 Index returned 6.94% and outperformed the Russell 1000 Index, which returned 3.41%. Within the small-cap universe, growth-oriented stocks outperformed value-oriented stocks. Specific to the benchmark index, sector performance was predominantly positive. Health care, utilities and information technology were the strongest-performing sectors, followed by financials, consumer discretionary and energy. By contrast, consumer staples was the only sector to decline and the materials and telecommunication services sectors gained the least.

Portfolio Review

The Fund underperformed its benchmark index over the reporting period. From an attribution perspective, security selection effects were the primary driver of relative underperformance, whereas asset allocation impacts were negligible. For example, stock picking was negative in the information technology, industrials, consumer discretionary, and health care sectors, whereas security selection in energy, financials and telecom services was positive. Separately, an overweight in the health care and financials sectors hindered relative performance, but was offset by an underweight in the consumer staples and consumer discretionary sectors.

Average Annual Total Return for the period ended May 31, 2015

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI U.S. Small-Cap Growth Fund Class A	6.73%	9.00%	15.10%	10.11%	7.95%
AllianzGI U.S. Small-Cap Growth Fund Class A (adjusted)	0.86%	3.00%	13.81%	9.49%	7.67%
AllianzGI U.S. Small-Cap Growth Fund Class C	6.32%	8.14%	14.26%	9.30%	7.15%
AllianzGI U.S. Small-Cap Growth Fund Class C (adjusted)	5.35%	7.19%	14.26%	9.30%	7.15%
AllianzGI U.S. Small-Cap Growth Fund Class D	6.72%	8.99%	15.12%	10.12%	7.95%
AllianzGI U.S. Small-Cap Growth Fund Class R	6.60%	8.70%	14.85%	9.85%	7.69%
AllianzGI U.S. Small-Cap Growth Fund Class P	6.77%	9.14%	15.36%	10.37%	8.21%
AllianzGI U.S. Small-Cap Growth Fund Institutional Class	6.86%	9.23%	15.48%	10.48%	8.32%
Russell 2000 Growth Index	10.48%	17.73%	17.37%	10.06%	7.56%
Lipper Small-Cap Growth Funds Average	8.31%	14.73%	16.15%	9.13%	9.19%

† The Fund began operations on 10/1/93. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 9/30/93.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.89% for Class A shares, 2.69% for Class C shares, 1.92% for Class D shares, 2.20% for Class R shares, 1.76% for Class P shares and 1.66% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/16. The Fund’s expense ratios net of this reduction are 1.40% for Class A shares, 2.20% for Class C shares, 1.42% for Class D shares, 1.65% for Class R shares, 1.25% for Class P shares and 1.16% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

102	May 31, 2015 |	Semiannual Report

Unaudited

AllianzGI U.S. Small-Cap Growth Fund (cont’d)

Cumulative Returns Through May 31, 2015

Industry Allocation (as of May 31, 2015)

Semiconductors & Semiconductor Equipment	8.4%
Software	8.2%
Health Care Providers & Services	7.4%
Hotels, Restaurants & Leisure	7.1%
Biotechnology	6.1%
Banks	5.5%
Pharmaceuticals	5.3%
Oil, Gas & Consumable Fuels	3.9%
Other	45.2%
Cash & Equivalents — Net	2.9%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,067.30	$1,063.20	$1,067.20	$1,066.00	$1,067.70	$1,068.60
Expenses Paid During Period	$7.22	$11.32	$7.32	$8.50	$6.44	$5.98

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,017.95	$1,013.96	$1,017.85	$1,016.70	$1,018.70	$1,019.15
Expenses Paid During Period	$7.04	$11.05	$7.14	$8.30	$6.29	$5.84

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.40% for Class A, 2.20% for Class C, 1.42% for Class D, 1.65% for Class R, 1.25% for Class P and 1.16% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

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AllianzGI Ultra Micro Cap Fund

For the period of December 1, 2014 through May 31, 2015, as provided by John McCraw, Portfolio Manager.

Fund Insights

For the reporting period ended May 31, 2015, Class A shares at NAV of the AllianzGI Ultra Micro Cap Fund (the “Fund”) returned 8.24%, underperforming the Russell Microcap Growth Index (the “benchmark index”), which returned 14.28%.

Market Environment

Overall, US stocks closed higher during the reporting period despite episodes of equity market volatility.

Early in the period, the decline in the price of crude oil accelerated and spilled into the broader market; however, stocks found their footing and moved higher into year-end with oil prices stabilizing. The FOMC’s meeting and subsequent communication to remain “patient” as it relates to future interest rate increases was a positive catalyst for the market. Lastly, a stronger-than-expected final third-quarter GDP report helped lift investor sentiment.

In the months that followed, volatility in the energy and currency markets as well as global macro-related headlines had an impact on day-to-day stock prices; however, Fed commentary and uncertainty surrounding the path of monetary policy arguably had a greater influence on investor sentiment. Aggressive action by the ECB and other overseas central banks did not directly impact the stock market, but they reinforced the fact that the global landscape remains highly accommodative. Separately, fourth-quarter earnings and corporate actions, including share buybacks, dividend increases and merger and acquisition activities, supported a positive fundamental backdrop, while mixed economic reports signaled continued modest growth in the US.

As the end of the reporting period neared, equity prices weakened concurrent with a move higher in volatility and government bond yields, but stabilized and rebounded as Treasuries rallied into the end of the period. On the economic front, reports were mixed, suggesting that the Fed would remain patient and the rate hike cycle would be gradual—a positive for risk assets. With respect to corporate profits, first-quarter earnings reported a meager gain, but impressive nonetheless given Wall Street’s estimates heading into April. Ultimately, stocks proved resilient in the face of interest rate volatility, macro uncertainties abroad and slower growth.

Against this backdrop, the Russell Microcap Index returned 9.07% and outperformed the Russell 2000 Index, which returned 6.94%. Within the microcap universe, growth-oriented stocks bested value-oriented stocks. Specific to the benchmark index, sector performance was predominantly positive. Health care and information technology were the strongest-performing sectors, followed by utilities and financials. In contrast, the energy sector declined the most, followed by the consumer staples and materials sectors.

Portfolio Review

The Fund underperformed its benchmark index over the reporting period. From an attribution perspective, security selection and asset allocation effects both negatively influenced relative performance. In particular, stock picking in the health care, information technology and consumer staples sectors weighed on relative returns. Conversely, security selection in the materials, industrials and consumer discretionary sectors had a positive impact and was partially offsetting. Separately, an underweight in the health care sector and an overweight in the industrials sector hindered performance; however, an underweight in the materials sector was partly equalizing.

Average Annual Total Return for the period ended May 31, 2015

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Ultra Micro Cap Fund Class A	8.24%	8.10%	19.67%	14.72%
AllianzGI Ultra Micro Cap Fund Class A (adjusted)	2.29%	2.15%	18.33%	13.84%
AllianzGI Ultra Micro Cap Fund Class P	8.38%	8.41%	19.94%	14.99%
AllianzGI Ultra Micro Cap Fund Institutional Class	8.27%	8.26%	20.00%	15.07%
Russell Microcap Growth Index	14.28%	18.51%	17.43%	10.19%
Lipper Small-Cap Growth Funds Average	8.31%	14.73%	16.15%	9.65%

† The Fund began operations on 1/28/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 1/31/08.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s expense ratios are 2.10% for Class A shares, 1.84% for Class P shares and 1.89% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2015, as supplemented to date.

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AllianzGI Ultra Micro Cap Fund (cont’d)

Cumulative Returns Through May 31, 2015

Industry Allocation (as of May 31, 2015)

Health Care Equipment & Supplies	9.4%
Biotechnology	6.8%
Semiconductors & Semiconductor Equipment	6.2%
Internet Software & Services	5.6%
Health Care Providers & Services	5.5%
Software	4.8%
Pharmaceuticals	4.7%
Hotels, Restaurants & Leisure	4.3%
Other	51.0%
Cash & Equivalents — Net	1.7%

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,082.40	$1,083.80	$1,082.70
Expenses Paid During Period	$10.85	$9.40	$10.38

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (12/1/14)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/15)	$1,014.51	$1,015.91	$1,014.96
Expenses Paid During Period	$10.50	$9.10	$10.05

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (2.09% for Class A, 1.81% for Class P and 2.00% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

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Important Information

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The AllianzGI Global Allocation Fund reorganized on May 4, 2009 when its predecessor merged into the Trust. The Global Allocation Fund’s shares were first offered in 9/98. On April 12, 2010, the following funds reorganized when their predecessors merged into series of the Trust (including fund’s inception date): AllianzGI Convertible Fund (4/93), AllianzGI High Yield Bond Fund (7/96), AllianzGI International Small-Cap Fund (12/97), AllianzGI U.S. Small-Cap Growth Fund (10/93), AllianzGI Micro Cap Fund (7/95), AllianzGI Ultra Micro Cap Fund (1/08). For each of the reorganized funds, Institutional Class is the oldest share class, except that for AllianzGI International Small-Cap Fund, the oldest share class of the predecessor fund merged into Class P.

The Target-Date Funds are designed to offer individual investors comprehensive asset allocation strategies tailored to the approximate date when they expect to begin withdrawing assets. The target date included in the Fund’s name does not necessarily represent the specific year an investor will begin withdrawing assets. It is intended only as a general guide. Each Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experiences losses, including losses near, at or after the target year indicated in the Fund’s name.

Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% contingent deferred sales charge (“CDSC”) for shares redeemed in the first year. Class D shares are continuously offered through financial service firms, such as broker-dealers or registered investment advisers. Class R shares are generally available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and healthcare benefit funding plans. Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries. Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Class R6 shares are offered primarily for 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, healthcare benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s broker, dealer or other financial Intermediary has an agreement with the Distributor or the Investment Manager to utilize Class R6 shares In certain Investment products or programs.

Class B shares of Allianz Multi-Strategy Funds are not available for purchase, except through exchanges and dividend reinvestments for any Funds with Class B shares outstanding (currently only AllianzGI Global Allocation Fund).

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date.

Proxy Voting

The Funds’ Investment Manager and Sub-Advisers have adopted written proxy voting policies and procedures (the “Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds Multi-Strategy Trust (the “Trust”) as the policies and procedures that the Sub-Advisers will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Sub-Advisers may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, B, C & R) or 1-800-498-5413 (Class P, R6, D, Institutional & Administrative classes), on the Allianz Global Investors Distributors website at us.allianzgi.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, B, C & R) or 1-800-498-5413 (Class P, R6, D, Institutional & Administrative classes). In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

Shareholders of a Fund incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through May 31, 2015.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical

Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Shareholders may be subject to an annual fee of $15 for any accounts, including fiduciary accounts, with balances that fall below $1,000. This fee is not included in the shareholder expense example. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the Funds and when comparing the expenses of these Funds with other funds.

Credit Ratings

Bond ratings apply to the underlying holdings of a Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined for purposes of presentations in this report by using ratings provided by Moody’s Investors Service, Inc. (“Moody’s”). Presentations of credit ratings information in this report use ratings provided by Moody’s for this purpose, among other reasons, because of the access to background information and other materials provided by Moody’s, as well as the Funds’ considerations of industry practice. Bonds not rated by Moody’s or bonds that do not have a rating available from Moody’s are designated as “NR” and “NA”, respectively. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by Moody’s or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the applicable Funds, Allianz Global Investors U.S. LLC, the sub-adviser to the applicable Funds, develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

All the information on the Fund Summary pages, including Fund Insights, Average Annual Total/Cumulative Return Tables, Cumulative Return Charts, Shareholder Expense Examples and Allocation/Credit Rating Summaries, is unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, us.allianzgi.com, 1-800-988-8380 (retail classes: A, B, C & R) or 1-800-498-5413 (Class P, R6, D, Institutional & Administrative classes).

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Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
Barclays Global Aggregate Index	The Barclays Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the US Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality and maturity.

Barclays Global High Yield Index	The Barclays Global High Yield Index is an unmanaged index considered representative of fixed rate, non-investment grade debt of companies in the US, developed markets and emerging markets.

Barclays US Aggregate Bond Index	The Barclays US Aggregate Bond Index is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment grade, fixed rate, taxable bond market.

Barclays US Credit Index	The Barclays US Credit Index is the credit component of the US Government/Credit Index. It includes publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. To qualify, securities must be rated investment grade (Baa3 or better) by Moody’s.

Barclays US Government Bond Index	The Barclays US Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the US Government or any agency thereof, quasi-federal corporations or corporate debt guaranteed by the US Government.

Barclays US Government Inflation-Linked Bond Index	Barclays US Government Inflation-Linked Bond Index measures the performance of the US Treasury Inflation Protected Securities (“TIPS”) market. The index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

Barclays US TIPS Index	The Barclays US TIPS Index is an unmanaged index that consists of inflation-protected securities issued by the US Treasury.

Bloomberg Commodity Index	Bloomberg Commodity Index (BCOM) is calculated on an excess return basis and reflects commodity futures price movements. The index rebalances annually weighted 2/3 by trading volume and 1/3 by world production and weight-caps are applied at the commodity, sector and group level for diversification. Roll period typically occurs from 6th-10th business day based on the roll schedule.

BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index	The BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index is a subset of the BofA Merrill Lynch US Cash Pay High Yield Index, including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The BofA Merrill Lynch US Cash Pay High Yield Index tracks the performance of US dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the US domestic market.

BofA Merrill Lynch 3-Month US Treasury Bill Index	The BofA Merrill Lynch 3-Month US Treasury Bill Index tracks the performance of the 3-month US Treasury markets.

BofA Merrill Lynch All Convertibles Index	The BofA Merrill Lynch All Convertibles Index is a widely used, unmanaged index that measures the performance of US dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

BofA Merrill Lynch High Yield Master II Index	The BofA Merrill Lynch High Yield Master II Index is an unmanaged index consisting of US dollar-denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default.

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Index	Description
CBOE Volatility Index (VIX)	The CBOE Volatility Index (VIX) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

Consumer Price Index	The Consumer Price Index (CPI) is an unmanaged index representing the rate of inflation of the US consumer prices as determined by the US Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

Custom Real Asset Benchmark	The Custom Real Asset Benchmark represents the performance of a hypothetical index developed by the Adviser. This blended benchmark is comprised of seven underlying indices in the following proportions: 25% Dow Jones UBS Commodity Total Return Index, 25% MSCI World Real Estate Index, 25% Barclays US Government Inflation-Linked Bond Index, 6.25% DAX Global Agribusiness Index, 7.5% MSCI World Energy Index, 6.25% MSCI World Materials Index and 5% MSCI ACWI Industrials (equal-weighted) Index. The Dow Jones UBS Commodity Total Return Index tracks prices of futures contracts on physical commodities on the commodity markets. The MSCI World Real Estate Index is a free float-adjusted market capitalization index that consists of large and mid cap equity REITs across 23 Developed Markets (DM) countries, which generate a majority of their revenue and income from real estate rental and leasing operations. The Barclays US Government Inflation-Linked Bond Index measures the performance of the US Treasury Inflation Protected Securities (TIPS) market. The DAX Global Agribusiness Index replicates the performance of the largest and most liquid agribusiness companies. The MSCI World Energy Index is a component of the MSCI World Index and represents the energy securities defined by MSCI. The MSCI World Materials Index is a component of the MSCI World Index and represents the materials securities defined by MSCI. The MSCI ACWI Industrials (equal-weighted) Index is a component of the MSCI All Country World Index and represents the industrials securities defined by MSCI calculated equal-weighted. Performance data presently shown for MSCI and DAX Indexes is net of dividend tax withholding. It is not possible to invest directly in the blended benchmark or in the indices from which it is derived.

Dow Jones Sustainability World Total Return Index	The Dow Jones Sustainability World Total Return Index tracks the performance of the top 10% of the 2500 largest companies in the S&P Global Broad Market Index that are the world’s sustainability leaders based on economic, environmental and social criteria.

Eurozone Aggregate Consumer Price Index	The Eurozone Aggregate Consumer Price Index is an aggregation of harmonized indices across various items and across member countries in the European Monetary Union.

Five-Year TIPS Constant Maturity Index	The Five-Year TIPS Constant Maturity Index is an index published by the Federal Reserve Board based on the average yield of a range of Treasury securities, all adjusted to the equivalent of a five-year maturity.

JP Morgan Corporate Emerging Markets Bond Index (CEMBI)	The JP Morgan Corporate Emerging Markets Bond Index (CEMBI) tracks total returns of US dollar-denominated debt instruments issued by corporate entities in emerging market countries. Two variations are available: CEMBI Broad and CEMBI. The CEMBI Broad is the most comprehensive corporate benchmark followed by the CEMBI, which consists of an investable universe of corporate bonds. Both indices are also available in Diversified versions.

JP Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified)	The JP Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified) is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.

JP Morgan Government Bond Index-Emerging Markets (GBI-EM)	The JP Morgan Government Bond Index-Emerging Markets (GBI-EM) is the first comprehensive, global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. Variations of the index are available to allow investors to select the most appropriate benchmark for their objectives.

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Benchmark Descriptions (cont’d)

Index	Description
Morningstar Lifetime Conservative Series: Morningstar Lifetime Conservative 2015, Morningstar Lifetime Conservative 2020, Morningstar Lifetime Conservative 2025, Morningstar Lifetime Conservative 2030, Morningstar Lifetime Conservative 2035, Morningstar Lifetime Conservative 2040, Morningstar Lifetime Conservative 2045, Morningstar Lifetime Conservative 2050, Morningstar Lifetime Conservative 2055 and Morningstar Conservative Income	The Morningstar Lifetime Conservative 2015, Morningstar Lifetime Conservative 2020, Morningstar Lifetime Conservative 2025, Morningstar Lifetime Conservative 2030, Morningstar Lifetime Conservative 2035, Morningstar Lifetime Conservative 2040, Morningstar Lifetime Conservative 2045, Morningstar Lifetime Conservative 2050, Morningstar Lifetime Conservative 2055 and Morningstar Conservative Income Indices each represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. The portfolio is held in proportions appropriate for a US investor’s investment horizon until retirement. The conservative risk profile is for investors who are comfortable with below-average exposure to equity market volatility.

MSCI AC World Index ex USA	The MSCI AC World Index ex USA is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

MSCI ACWI ex USA Growth Index	The MSCI ACWI ex USA Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across developed and emerging markets, excluding the United States.

MSCI All Country World Index (Also known as: MSCI AC World Index and MSCI ACWI)	The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

MSCI China Index	The MSCI China Index is a free float-adjusted market capitalization-weighted index of Chinese equities that includes China-affiliated corporations (“Red-chips” or “P-chips”) and China-incorporated corporations listed as “H-shares” on the Hong Kong Exchange or listed as “B-shares” on the Shanghai and Shenzhen exchanges.

MSCI EAFE Net Index	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada.

MSCI EAFE Small Cap Index	The MSCI EAFE Small Cap Index is an equity index which captures small cap representation across Developed Markets countries* around the world, excluding the US and Canada.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in emerging markets.

MSCI Europe Total Return (Net) Index	The MSCI Europe Total Return (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe.

MSCI World Energy Index	The MSCI World Energy Index is designed to capture the large and mid-cap segments across 23 Developed Markets (DM) countries*. All securities in the index are classified in the Energy sector as per the Global Industry Classification Standard (GICS®).

MSCI World ex USA Small Cap Index	The MSCI World ex USA Small Cap Index captures small cap representation across 23 of 24 of developed market countries (excluding the United States).

MSCI World Healthcare and Consumer Blended Benchmark Index	The World Healthcare and Consumer Blended Benchmark is a blend of 70% MSCI World Healthcare Index, 15% MSCI World Consumer Discretionary Index and 15% MSCI World Consumer Staples Index. The World Healthcare and Consumer Blended Benchmark Index represent the performance of hypothetical index developed by the Adviser.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

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Index	Description
MSCI World Minimum Volatility Index	MSCI World Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to the MSCI large and mid cap equity universe across 24 developed market countries. The index is calculated by optimizing the MSCI World Index, its parent index, for the lowest absolute risk (within a given set of constraints). Historically, the index has shown lower beta and volatility characteristics relative to the MSCI World Index.

MSCI World Real Estate Index	The MSCI World Real Estate Index is a free float-adjusted market capitalization index that consists of large and mid-cap equity REITs across 23 Developed Markets (DM) countries*, which generate a majority of their revenue and income from real estate rental and leasing operations. With 103 constituents, it represents about 85% of the REIT universe in each country and all securities are classified in the REIT sector according to the Global Industry Classification Standard (GICS®).

Real Return Target Date Index; RR Target 2015 Index; RR Target 2020 Index; RR Target 2025 Index; RR Target 2030 Index; RR Target 2035 Index; RR Target 2040 Index; RR Target 2045 Index; RR Target 2050 Index; RR Target 2040+ Index; RR Target Today Index	Each of the Real Return Target 2015, Real Return Target 2020, Real Return Target 2025, Real Return Target 2030, Real Return Target 2035, Real Return Target 2040, Real Return Target 2045, Real Return Target 2050, Real Return Target 40+ and Real Return Target Today Indices (for purposes of this paragraph, the “New Primary Indices”) is a composite of other indexes. The sub-indexes represent traditional stocks and bonds in addition to real return assets such as inflation-linked bonds, commodities and real estate securities that are considered to potentially counterbalance inflation. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an index. Each of the New Primary Indices is calculated using the methodology of, and is maintained by, S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC). The New Primary Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the New Primary Indices. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Allianz Global Investors GmbH.

Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.

Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index	The Russell 2000 Index measures the performance of the small cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index and represents approximately 10% of total market capitalization of that index.

Russell Microcap Growth Index	The Russell Microcap Growth Index measures the performance of the microcap growth segment of the US equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Microcap Index	The Russell Microcap Index measures the performance of the microcap segment of the US equity market. It makes up less than 3% of the US equity market.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large cap segment of the US equities market.

S&P Global Water Index	The Standard & Poor’s Global Water Index is comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific investability requirements. This index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets.

S&P North American Technology Sector Index	The S&P North American Tech Sector Index measures the performance of the technology sector of the US equity market.

USD Overnight LIBOR	USD Overnight LIBOR (London Interbank Offered Rate) is the average interest rate at which leading banks in London borrow US dollar funds from one another with a maturity of one day (overnight).

Semiannual Report	| May 31, 2015	111

Schedule of Investments

May 31, 2015 (Unaudited)

AllianzGI Retirement 2015 Fund

	Shares	Value
Mutual Funds—75.7%
AllianzGI Best Styles International Equity (a)(f)	70,792	$1,114,967
AllianzGI Best Styles U.S. Equity (a)(f)	218,797	3,402,292
AllianzGI Emerging Markets Consumer (a)(b)(e)	37,002	549,108
AllianzGI Global Natural Resources (a)(b)	38,742	689,986
AllianzGI International Managed Volatility (a)(b)	28,746	426,593
AllianzGI NFJ Mid-Cap Value (a)(b)	33,441	930,659
AllianzGI Short Duration High Income (a)(b)	155,732	2,440,322
AllianzGI U.S. Managed Volatility (a)(b)	91	1,350
AllianzGI U.S. Small-Cap Growth (a)(b)	36,341	627,975
Harvest Funds Intermediate Bond (b)	97,192	996,219
PIMCO CommoditiesPLUS® Strategy (a)(b)	90,227	697,456
PIMCO Foreign Bond (U.S. Dollar-Hedged) (a)(b)	66,970	717,914
PIMCO Income (a)(b)	286,808	3,582,231
PIMCO Long-Term Credit (a)(b)	90,553	1,154,554
PIMCO Mortgage Opportunities (a)(b)	230,638	2,576,226
PIMCO StocksPLUS® International (U.S. Dollar-Hedged) (a)(b)	33,358	283,545
PIMCO TRENDS Managed Futures Strategy (a)(b)	80,560	837,018
Templeton Frontier Markets (d)	23,807	336,863
Voya Global Real Estate (c)	7,034	143,137

Total Mutual Funds (cost—$21,058,420)		21,508,415

Exchange-Traded Funds—23.9%
iShares MSCI Spain Capped	6,440	224,241
PIMCO 15+ Year U.S. TIPS Index (a)	20,352	1,327,968
PIMCO 25+ Year Zero Coupon U.S. Treasury Index (a)	4,020	456,792
PIMCO Broad U.S. TIPS Index (a)	83,435	4,788,335

Total Exchange-Traded Funds (cost—$6,842,013)		6,797,336

	Principal Amount (000s)	Value
Repurchase Agreements—0.6%
State Street Bank and Trust Co., dated 5/29/15, 0.00%, due 6/1/15, proceeds $165,000; collateralized by U.S. Treasury Notes, 2.125%, due 9/30/21, valued at $168,713 including accrued interest
(cost—$165,000)	$165	$165,000

Total Investments (cost—$28,065,433)—100.2%		28,470,751

Liabilities in excess of other assets—(0.2)%		(60,095)

Net Assets—100.0%		$28,410,656

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Class R6 share.

Glossary:

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement 2020 Fund

	Shares	Value
Mutual Funds—76.5%
AllianzGI Best Styles International Equity (a)(f)	179,234	$2,822,934
AllianzGI Best Styles U.S. Equity (a)(f)	495,451	7,704,268
AllianzGI Emerging Markets Consumer (a)(b)(e)	82,323	1,221,666
AllianzGI Global Natural Resources (a)(b)	87,611	1,560,361
AllianzGI International Managed Volatility (a)(b)	63,894	948,192
AllianzGI NFJ Mid-Cap Value (a)(b)	77,536	2,157,832
AllianzGI Short Duration High Income (a)(b)	347,966	5,452,634
AllianzGI U.S. Managed Volatility (a)(b)	41,710	621,063
AllianzGI U.S. Small-Cap Growth (a)(b)	84,556	1,461,130
Harvest Funds Intermediate Bond (b)	162,433	1,664,938
PIMCO CommoditiesPLUS® Strategy (a)(b)	244,401	1,889,222
PIMCO Foreign Bond (U.S. Dollar-Hedged) (a)(b)	148,552	1,592,481
PIMCO Income (a)(b)	634,350	7,923,036
PIMCO Long-Term Credit (a)(b)	187,463	2,390,149
PIMCO Mortgage Opportunities (a)(b)	488,995	5,462,076
PIMCO StocksPLUS® International (U.S. Dollar-Hedged) (a)(b)	90,315	767,681
PIMCO TRENDS Managed Futures Strategy (a)(b)	181,557	1,886,376
Templeton Frontier Markets (d)	76,704	1,085,368
Voya Global Real Estate (c)	15,386	313,104

Total Mutual Funds (cost—$48,117,196)		48,924,511

Exchange-Traded Funds—22.9%
iShares MSCI Spain Capped	21,105	734,876
PIMCO 15+ Year U.S. TIPS Index (a)	40,208	2,623,572
PIMCO 25+ Year Zero Coupon U.S. Treasury Index (a)	5,956	676,780
PIMCO Broad U.S. TIPS Index (a)	184,460	10,586,160

Total Exchange-Traded Funds (cost—$14,817,235)		14,621,388

112	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2015 (Unaudited)

	Principal Amount (000s)	Value
Repurchase Agreements—0.6%
State Street Bank and Trust Co., dated 5/29/15, 0.00%, due 6/1/15, proceeds $379,000; collateralized by U.S. Treasury Notes, 3.125%, due 5/15/21, valued at $388,349 including accrued interest
(cost—$379,000)	$379	$379,000

Total Investments (cost-$63,313,431)—100.0%		63,924,899

Liabilities in excess of other assets—(0.0)%		(2,797)

Net Assets—100.0%		$63,922,102

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Class R6 share.

Glossary:

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement 2025 Fund

	Shares	Value
Mutual Funds—78.9%
AllianzGI Best Styles International Equity (a)(f)	214,957	$3,385,580
AllianzGI Best Styles U.S. Equity (a)(f)	557,485	8,668,890
AllianzGI Emerging Markets Consumer (a)(b)(e)	88,397	1,311,807
AllianzGI Global Natural Resources (a)(b)	111,037	1,977,567
AllianzGI International Managed Volatility (a)(b)	68,325	1,013,943
AllianzGI NFJ Mid-Cap Value (a)(b)	98,768	2,748,702
AllianzGI Short Duration High Income (a)(b)	373,911	5,859,188
AllianzGI U.S. Managed Volatility (a)(b)	46,530	692,836
AllianzGI U.S. Small-Cap Growth (a)(b)	101,141	1,747,724
Harvest Funds Intermediate Bond (b)	135,365	1,387,489
PIMCO CommoditiesPLUS® Strategy (a)(b)	262,567	2,029,646
PIMCO EqS Long/Short (a)(b)	86,170	1,034,043
PIMCO Foreign Bond (U.S. Dollar-Hedged) (a)(b)	159,891	1,714,032
PIMCO Income (a)(b)	626,267	7,822,073
PIMCO Long-Term Credit (a)(b)	189,350	2,414,215
PIMCO Mortgage Opportunities (a)(b)	493,255	5,509,661
PIMCO StocksPLUS® International (U.S. Dollar-Hedged) (a)(b)	132,164	1,123,393
PIMCO TRENDS Managed Futures Strategy (a)(b)	228,378	2,372,850
Templeton Frontier Markets (d)	85,319	1,207,268
Voya Global Real Estate (c)	16,504	335,853

Total Mutual Funds (cost—$53,529,034)		54,356,760

Exchange-Traded Funds—20.1%
iShares MSCI Spain Capped	25,904	901,977
PIMCO 15+ Year U.S. TIPS Index (a)	42,992	2,805,228
PIMCO 25+ Year Zero Coupon U.S. Treasury Index (a)	6,369	723,710
PIMCO Broad U.S. TIPS Index (a)	163,821	9,401,687

Total Exchange-Traded Funds (cost—$14,017,990)		13,832,602

	Principal Amount (000s)	Value
Repurchase Agreements—1.2%
State Street Bank and Trust Co., dated 5/29/15, 0.00%, due 6/1/15, proceeds $805,000; collateralized by U.S. Treasury Notes, 2.125%, due 9/30/21, valued at $823,113 including accrued interest
(cost—$805,000)	$805	$805,000

Total Investments (cost—$68,352,024)—100.2%		68,994,362

Liabilities in excess of other assets—(0.2)%		(169,570)

Net Assets—100.0%		$68,824,792

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Class R6 share.

Glossary:

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	113

Schedule of Investments

May 31, 2015 (Unaudited)

AllianzGI Retirement 2030 Fund

	Shares	Value
Mutual Funds—82.7%
AllianzGI Best Styles International Equity (a)(f)	294,082	$4,631,797
AllianzGI Best Styles U.S. Equity (a)(f)	588,463	9,150,596
AllianzGI Emerging Markets Consumer (a)(b)(e)	86,618	1,285,412
AllianzGI Emerging Markets Opportunities (a)(b)	24,296	649,683
AllianzGI Global Natural Resources (a)(b)	110,181	1,962,326
AllianzGI International Managed Volatility (a)(b)	89,165	1,323,207
AllianzGI NFJ Mid-Cap Value (a)(b)	132,869	3,697,739
AllianzGI Short Duration High Income (a)(b)	326,068	5,109,486
AllianzGI U.S. Managed Volatility (a)(b)	45,715	680,698
AllianzGI U.S. Small-Cap Growth (a)(b)	118,904	2,054,661
AllianzGI Ultra Micro Cap (a)(b)	13,626	349,922
Harvest Funds Intermediate Bond (b)	134,318	1,376,760
PIMCO CommoditiesPLUS® Strategy (a)(b)	255,048	1,971,521
PIMCO EqS Long/Short (a)(b)	167,373	2,008,474
PIMCO Foreign Bond (U.S. Dollar-Hedged) (a)(b)	153,968	1,650,532
PIMCO Income (a)(b)	487,704	6,091,428
PIMCO Long-Term Credit (a)(b)	185,078	2,359,740
PIMCO Mortgage Opportunities (a)(b)	331,791	3,706,107
PIMCO StocksPLUS® International (U.S. Dollar-Hedged) (a)(b)	161,457	1,372,384
PIMCO TRENDS Managed Futures Strategy (a)(b)	223,157	2,318,599
Templeton Frontier Markets (d)	93,600	1,324,435
Voya Global Real Estate (c)	32,037	651,957

Total Mutual Funds (cost—$54,277,904)		55,727,464

Exchange-Traded Funds—16.1%
iShares MSCI Spain Capped	29,153	1,015,108
PIMCO 15+ Year U.S. TIPS Index (a)	36,773	2,399,438
PIMCO 25+ Year Zero Coupon U.S. Treasury Index (a)	3,113	353,730
PIMCO Broad U.S. TIPS Index (a)	123,116	7,065,627

Total Exchange-Traded Funds (cost—$11,032,688)		10,833,903

	Principal Amount (000s)	Value
Repurchase Agreements—1.2%
State Street Bank and Trust Co., dated 5/29/15, 0.00%, due 6/1/15, proceeds $803,000; collateralized by U.S. Treasury Notes, 3.125%, due 5/15/21, valued at $819,847 including accrued interest
(cost—$803,000)	$803	$803,000

Total Investments (cost—$66,113,592)—100.0%		67,364,367

Other assets less liabilities—0.0%		4,722

Net Assets—100.0%		$67,369,089

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Class R6 share.

Glossary:

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement 2035 Fund

	Shares	Value
Mutual Funds—87.0%
AllianzGI Best Styles International Equity (a)(f)	258,977	$4,078,888
AllianzGI Best Styles U.S. Equity (a)(f)	519,565	8,079,243
AllianzGI Emerging Markets Consumer (a)(b)(e)	71,920	1,067,287
AllianzGI Emerging Markets Opportunities (a)(b)	30,004	802,308
AllianzGI Global Natural Resources (a)(b)	90,430	1,610,552
AllianzGI International Managed Volatility (a)(b)	73,298	1,087,739
AllianzGI NFJ Mid-Cap Value (a)(b)	119,161	3,316,258
AllianzGI Short Duration High Income (a)(b)	247,835	3,883,575
AllianzGI U.S. Managed Volatility (a)(b)	74,812	1,113,947
AllianzGI U.S. Small-Cap Growth (a)(b)	139,481	2,410,240
AllianzGI Ultra Micro Cap (a)(b)	28,365	728,418
Harvest Funds Intermediate Bond (b)	110,233	1,129,885
PIMCO CommoditiesPLUS® Strategy (a)(b)	244,286	1,888,328
PIMCO EqS Long/Short (a)(b)	161,799	1,941,590
PIMCO Foreign Bond (U.S. Dollar-Hedged) (a)(b)	101,934	1,092,736
PIMCO Income (a)(b)	356,361	4,450,943
PIMCO Long-Term Credit (a)(b)	121,556	1,549,834
PIMCO Mortgage Opportunities (a)(b)	223,135	2,492,422
PIMCO StocksPLUS® International (U.S. Dollar-Hedged) (a)(b)	165,867	1,409,868
PIMCO TRENDS Managed Futures Strategy (a)(b)	183,215	1,903,601
Templeton Frontier Markets (d)	80,863	1,144,213
Voya Global Real Estate (c)	26,298	535,160

Total Mutual Funds (cost—$46,584,812)		47,717,035

Exchange-Traded Funds—12.5%
iShares MSCI Spain Capped	31,744	1,105,326
PIMCO 15+ Year U.S. TIPS Index (a)	21,589	1,408,682
PIMCO 25+ Year Zero Coupon U.S. Treasury Index (a)	2,558	290,666
PIMCO Broad U.S. TIPS Index (a)	71,079	4,079,224

Total Exchange-Traded Funds (cost—$7,046,059)		6,883,898

114	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2015 (Unaudited)

	Principal Amount (000s)	Value
Repurchase Agreements—1.1%
State Street Bank and Trust Co., dated 5/29/15, 0.00%, due 6/1/15, proceeds $592,000; collateralized by U.S. Treasury Notes, 2.125%, due 9/30/21, valued at $608,388 including accrued interest
(cost—$592,000)	$592	$592,000

Total Investments (cost—$54,222,871)—100.6%		55,192,933

Liabilities in excess of other assets—(0.6)%		(317,340)

Net Assets—100.0%		$54,875,593

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Class R6 share.

Glossary:

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement 2040 Fund

	Shares	Value
Mutual Funds—91.7%
AllianzGI Best Styles International Equity (a)(f)	246,970	$3,889,772
AllianzGI Best Styles U.S. Equity (a)(f)	438,491	6,818,541
AllianzGI Emerging Markets Consumer (a)(b)(e)	56,513	838,649
AllianzGI Emerging Markets Opportunities (a)(b)	31,840	851,408
AllianzGI Global Natural Resources (a)(b)	72,932	1,298,923
AllianzGI International Managed Volatility (a)(b)	86,891	1,289,460
AllianzGI NFJ Mid-Cap Value (a)(b)	94,068	2,617,919
AllianzGI Short Duration High Income (a)(b)	188,916	2,960,316
AllianzGI U.S. Managed Volatility (a)(b)	88,450	1,317,017
AllianzGI U.S. Small-Cap Growth (a)(b)	115,248	1,991,480
AllianzGI Ultra Micro Cap (a)(b)	25,662	659,012
Harvest Funds Intermediate Bond (b)	86,718	888,855
PIMCO CommoditiesPLUS® Strategy (a)(b)	242,288	1,872,886
PIMCO EqS Long/Short (a)(b)	155,337	1,864,040
PIMCO Foreign Bond (U.S. Dollar-Hedged) (a)(b)	82,648	885,982
PIMCO Income (a)(b)	211,014	2,635,563
PIMCO Long-Term Credit (a)(b)	95,330	1,215,464
PIMCO Mortgage Opportunities (a)(b)	136,996	1,530,249
PIMCO StocksPLUS® International (U.S. Dollar-Hedged) (a)(b)	183,266	1,557,762
PIMCO TRENDS Managed Futures Strategy (a)(b)	175,893	1,827,527
Templeton Frontier Markets (d)	70,828	1,002,211
Voya Global Real Estate (c)	20,690	421,040

Total Mutual Funds (cost—$38,913,703)		40,234,076

Exchange-Traded Funds—7.0%
iShares MSCI Spain Capped	25,582	890,765
PIMCO 15+ Year U.S. TIPS Index (a)	10,223	667,051
PIMCO 25+ Year Zero Coupon U.S. Treasury Index (a)	2,019	229,419
PIMCO Broad U.S. TIPS Index (a)	22,553	1,294,317

Total Exchange-Traded Funds (cost—$3,189,035)		3,081,552

	Principal Amount (000s)	Value
Repurchase Agreements—1.1%
State Street Bank and Trust Co., dated 5/29/15, 0.00%, due 6/1/15, proceeds $463,000; collateralized by U.S. Treasury Notes, 3.125%, due 5/15/21, valued at $474,649 including accrued interest
(cost—$463,000)	$463	$463,000

Total Investments (cost—$42,565,738)—99.8%		43,778,628

Other assets less liabilities—0.2%		98,479

Net Assets—100.0%		$43,877,107

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Class R6 share.

Glossary:

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	115

Schedule of Investments

May 31, 2015 (Unaudited)

AllianzGI Retirement 2045 Fund

	Shares	Value
Mutual Funds—92.4%
AllianzGI Best Styles International Equity (a)(f)	175,164	$2,758,840
AllianzGI Best Styles U.S. Equity (a)(f)	253,012	3,934,335
AllianzGI Emerging Markets Consumer (a)(b)(e)	47,407	703,519
AllianzGI Emerging Markets Opportunities (a)(b)	22,081	590,436
AllianzGI Global Natural Resources (a)(b)	40,508	721,448
AllianzGI International Managed Volatility (a)(b)	56,680	841,138
AllianzGI NFJ Mid-Cap Value (a)(b)	63,993	1,780,917
AllianzGI Short Duration High Income (a)(b)	36,482	571,675
AllianzGI U.S. Managed Volatility (a)(b)	65,873	980,849
AllianzGI U.S. Small-Cap Growth (a)(b)	68,726	1,187,581
AllianzGI Ultra Micro Cap (a)(b)	13,835	355,293
Harvest Funds Intermediate Bond (b)	48,833	500,540
PIMCO CommoditiesPLUS® Strategy (a)(b)	139,630	1,079,338
PIMCO EqS Long/Short (a)(b)	87,111	1,045,329
PIMCO Income (a)(b)	137,547	1,717,956
PIMCO Long-Term Credit (a)(b)	46,737	595,895
PIMCO StocksPLUS® International (U.S. Dollar-Hedged) (a)(b)	146,307	1,243,614
PIMCO TRENDS Managed Futures Strategy (a)(b)	100,071	1,039,735
Templeton Frontier Markets (d)	42,163	596,600
Voya Global Real Estate (c)	11,651	237,094

Total Mutual Funds (cost—$21,629,827)		22,482,132

Exchange-Traded Funds—6.6%
iShares MSCI Spain Capped	14,047	489,117
PIMCO 15+ Year U.S. TIPS Index (a)	5,746	374,926
PIMCO Broad U.S. TIPS Index (a)	12,771	732,928

Total Exchange-Traded Funds (cost—$1,651,753)		1,596,971

	Principal Amount (000s)	Value
Repurchase Agreements—1.1%
State Street Bank and Trust Co., dated 5/29/15, 0.00%, due 6/1/15, proceeds $270,000; collateralized by U.S. Treasury Notes, 2.125%, due 9/30/21, valued at $276,075 including accrued interest
(cost—$270,000)	$270	$270,000

Total Investments (cost—$23,551,580)—100.1%		24,349,103

Liabilities in excess of other assets—(0.1)%		(23,862)

Net Assets—100.0%		$24,325,241

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Class R6 share.

Glossary:

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement 2050 Fund

	Shares	Value
Mutual Funds—92.7%
AllianzGI Best Styles International Equity (a)(f)	156,655	$2,467,315
AllianzGI Best Styles U.S. Equity (a)(f)	228,295	3,549,995
AllianzGI Emerging Markets Consumer (a)(b)(e)	40,536	601,557
AllianzGI Emerging Markets Opportunities (a)(b)	22,781	609,171
AllianzGI Global Natural Resources (a)(b)	40,476	720,875
AllianzGI International Managed Volatility (a)(b)	55,023	816,537
AllianzGI NFJ Mid-Cap Value (a)(b)	58,068	1,616,026
AllianzGI U.S. Managed Volatility (a)(b)	69,888	1,040,627
AllianzGI U.S. Small-Cap Growth (a)(b)	60,791	1,050,461
AllianzGI Ultra Micro Cap (a)(b)	13,796	354,279
Harvest Funds Intermediate Bond (b)	41,029	420,551
PIMCO CommoditiesPLUS® Strategy (a)(b)	134,018	1,035,959
PIMCO EqS Long/Short (a)(b)	77,675	932,106
PIMCO Income (a)(b)	66,813	834,489
PIMCO Long-Term Credit (a)(b)	41,740	532,186
PIMCO StocksPLUS® International (U.S. Dollar-Hedged) (a)(b)	124,257	1,056,184
PIMCO TRENDS Managed Futures Strategy (a)(b)	88,979	924,497
Templeton Frontier Markets (d)	36,634	518,376
Voya Global Real Estate (c)	9,786	199,142

Total Mutual Funds (cost—$18,326,118)		19,280,333

Exchange-Traded Funds—5.9%
iShares MSCI Spain Capped	11,804	411,015
PIMCO 15+ Year U.S. TIPS Index (a)	3,250	212,063
PIMCO Broad U.S. TIPS Index (a)	10,733	615,967

Total Exchange-Traded Funds (cost—$1,287,465)		1,239,045

	Principal Amount (000s)
Repurchase Agreements—1.3%
State Street Bank and Trust Co., dated 5/29/15, 0.00%, due 6/1/15, proceeds $269,000; collateralized by U.S. Treasury Notes, 2.125%, due 9/30/21, valued at $276,075 including accrued interest
(cost—$269,000)	$269	269,000

Total Investments (cost—$19,882,583)—99.9%		20,788,378

Other assets less liabilities—0.1%		11,569

Net Assets—100.0%		$20,799,947

116	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2015 (Unaudited)

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Class R6 share.

Glossary:

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement 2055 Fund

	Shares	Value
Mutual Funds—93.3%
AllianzGI Best Styles International Equity (a)(f)	63,931	$1,006,906
AllianzGI Best Styles U.S. Equity (a)(f)	98,754	1,535,619
AllianzGI Emerging Markets Consumer (a)(b)(e)	16,464	244,330
AllianzGI Emerging Markets Opportunities (a)(b)	9,207	246,206
AllianzGI Global Natural Resources (a)(b)	16,520	294,226
AllianzGI International Managed Volatility (a)(b)	22,477	333,564
AllianzGI NFJ Mid-Cap Value (a)(b)	24,330	677,098
AllianzGI U.S. Managed Volatility (a)(b)	28,551	425,125
AllianzGI U.S. Small-Cap Growth (a)(b)	24,834	429,137
AllianzGI Ultra Micro Cap (a)(b)	6,609	169,706
Harvest Funds Intermediate Bond (b)	16,617	170,329
PIMCO CommoditiesPLUS® Strategy (a)(b)	54,704	422,860
PIMCO EqS Long/Short (a)(b)	31,975	383,704
PIMCO Income (a)(b)	13,684	170,911
PIMCO Long-Term Credit (a)(b)	17,024	217,056
PIMCO StocksPLUS® International (U.S. Dollar-Hedged) (a)(b)	60,910	517,734
PIMCO TRENDS Managed Futures Strategy (a)(b)	36,312	377,282
Templeton Frontier Markets (d)	15,045	212,885
Voya Global Real Estate (c)	3,963	80,650

Total Mutual Funds (cost—$7,587,085)		7,915,328

Exchange-Traded Funds—5.4%
iShares MSCI Spain Capped	4,879	169,887
PIMCO 15+ Year U.S. TIPS Index (a)	1,321	86,195
PIMCO Broad U.S. TIPS Index (a)	3,502	200,980

Total Exchange-Traded Funds (cost—$477,755)		457,062

	Principal Amount (000s)
Repurchase Agreements—1.2%
State Street Bank and Trust Co., dated 5/29/15, 0.00%, due 6/1/15, proceeds $102,000; collateralized by U.S. Treasury Notes, 2.125%, due 9/30/21, valued at $107,363 including accrued interest
(cost—$102,000)	$102	102,000

Total Investments (cost—$8,166,840)—99.9%		8,474,390

Other assets less liabilities—0.1%		8,089

Net Assets—100.0%		$8,482,479

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Class R6 share.

Glossary:

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	117

Schedule of Investments

May 31, 2015 (Unaudited)

AllianzGI Retirement Income Fund

	Shares	Value
Mutual Funds—75.2%
AllianzGI Best Styles International Equity (a)(f)	62,814	$989,325
AllianzGI Best Styles U.S. Equity (a)(f)	177,197	2,755,414
AllianzGI Emerging Markets Consumer (a)(b)(e)	32,276	478,973
AllianzGI Global Natural Resources (a)(b)	30,034	534,898
AllianzGI NFJ Mid-Cap Value (a)(b)	29,384	817,765
AllianzGI Short Duration High Income (a)(b)	135,785	2,127,755
AllianzGI U.S. Small-Cap Growth (a)(b)	32,103	554,746
Harvest Funds Intermediate Bond (b)	87,294	894,768
PIMCO CommoditiesPLUS® Strategy (a)(b)	80,298	620,701
PIMCO Foreign Bond (U.S. Dollar-Hedged) (a)(b)	58,738	629,667
PIMCO Income (a)(b)	292,438	3,652,553
PIMCO Long-Term Credit (a)(b)	79,632	1,015,306
PIMCO Mortgage Opportunities (a)(b)	225,289	2,516,481
PIMCO StocksPLUS® International (U.S. Dollar-Hedged) (a)(b)	29,849	253,719
PIMCO TRENDS Managed Futures Strategy (a)(b)	58,828	611,226
Templeton Frontier Markets (d)	17,812	252,039
Voya Global Real Estate (c)	5,910	120,262

Total Mutual Funds (cost—$18,371,931)		18,825,598

Exchange-Traded Funds—23.7%
iShares MSCI Spain Capped	5,791	201,643
PIMCO 15+ Year U.S. TIPS Index (a)	17,428	1,137,177
PIMCO 25+ Year Zero Coupon U.S. Treasury Index (a)	3,442	391,115
PIMCO Broad U.S. TIPS Index (a)	73,437	4,214,549

Total Exchange-Traded Funds (cost—$6,001,434)		5,944,484

	Principal Amount (000s)
Repurchase Agreements—0.8%
State Street Bank and Trust Co., dated 5/29/15, 0.00%, due 6/1/15, proceeds $213,000; collateralized by U.S. Treasury Notes, 2.125%, due 9/30/21, valued at $219,838 including accrued interest
(cost—$213,000)	$213	213,000

Total Investments (cost—$24,586,365)—99.7%		24,983,082

Other assets less liabilities—0.3%		76,857

Net Assets—100.0%		$25,059,939

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class I share.

(d) Advisor Class share.

(e) Non-income producing.

(f) Class R6 share.

Glossary:

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

AllianzGI Global Allocation Fund

	Shares	Value
Mutual Funds (a)— 79.4%
AllianzGI Best Styles Global Equity (c)	6,444,342	$107,104,967
AllianzGI International Managed Volatility (b)	630,091	9,350,549
AllianzGI Short Duration High Income (b)	905,944	14,196,150
AllianzGI U.S. Managed Volatility (b)	743,468	11,070,236
PIMCO Commodity RealReturn Strategy (b)	447,228	1,954,388
PIMCO Income (b)	1,355,166	16,926,021

Total Mutual Funds (cost—$149,987,732)		160,602,311

Exchange-Traded Funds—14.7%
PIMCO 15+ Year U.S. TIPS Index (a)	46,300	3,021,075
PIMCO 7-15 Year U.S. Treasury Index (a)	47,970	4,129,258
PIMCO Investment Grade Corporate Bond (a)	85,503	8,764,912
Schwab U.S. TIPS	179,490	9,821,693
Vanguard Long Term Corporate Bond	45,410	4,036,949

Total Exchange-Traded Funds (cost—$30,825,140)		29,773,887

	Principal Amount (000s)
Repurchase Agreements—5.2%
State Street Bank and Trust Co., dated 5/29/15, 0.00%, due 6/1/15, proceeds $10,601,000; collateralized by U.S. Treasury Notes, 3.125%, due 5/15/21, valued at $10,814,435 including accrued interest
(cost—$10,601,000)	$10,601	10,601,000

Total Investments (cost—$191,413,872)—99.3%		200,977,198

Other assets less liabilities—0.7%		1,492,949

Net Assets—100.0%		$202,470,147

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

Glossary:

TIPS—Treasury Inflation Protected Securities

118	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2015 (Unaudited)

AllianzGI Global Dynamic Allocation Fund

	Shares	Value
Mutual Funds (a)—68.8%
AllianzGI Best Styles Emerging Markets Equity (c)	28,659	$449,089
AllianzGI Best Styles International Equity (c)	77,598	1,222,166
AllianzGI Best Styles U.S. Equity (c)	80,846	1,257,158
AllianzGI International Managed Volatility (b)	21,827	323,906
AllianzGI Short Duration High Income (b)	9,775	153,168
AllianzGI U.S. Managed Volatility (b)	23,997	357,315
PIMCO Emerging Markets Bond (b)	15,412	160,750
PIMCO Income (b)	18,541	231,578
PIMCO Investment Grade Corporate Bond (b)	43,827	466,762
PIMCO Long-Term Credit (b)	11,668	148,762
PIMCO Mortgage Opportunities (b)	20,431	228,211
PIMCO Mortgage-Backed Securities (b)	45,278	477,678

Total Mutual Funds (cost—$5,228,763)		5,476,543

Exchange-Traded FUNDS—8.4%
iShares MSCI EAFE Minimum Volatility	2,347	158,939
iShares MSCI Emerging Markets Minimum Volatility	1,996	120,079
iShares MSCI USA Minimum Volatility	5,567	230,697
ProShares S&P 500 Dividend Aristocrats	3,183	160,296

Total Exchange-Traded Funds (cost—$650,858)		670,011

	Principal Amount (000s)
U.S. Treasury Obligations—5.6%
U.S. Treasury Bonds,
3.125%, 2/15/43	$26	27,138
4.375%, 5/15/41	21	26,951
6.875%, 8/15/25	15	21,568
U.S. Treasury Notes,
0.75%, 2/28/18	72	71,758
1.00%, 6/30/19	78	77,110
1.875%, 10/31/17	48	49,275
2.00%, 5/31/21	54	54,835
2.00%, 2/15/23	66	66,299
3.00%, 2/28/17	46	47,966

Total U.S. Treasury Obligations (cost—$441,121)		442,900

U.S. Government Agency Securities—0.5%
Fannie Mae,
1.375%, 11/15/16	21	21,265
Freddie Mac,
1.00%, 6/29/17	18	18,120

Total U.S. Government Agency Securities (cost—$39,307)		39,385

	Principal Amount (000s)	Value
Short-Term Investments—14.2%
Repurchase Agreements—13.4%
State Street Bank and Trust Co., dated 5/29/15, 0.00%, due 6/1/15, proceeds $1,071,000; collateralized by U.S. Treasury Notes, 2.125%, due 9/30/21, valued at $1,094,075 including accrued interest
(cost—$1,071,000)	$1,071	$1,071,000

U.S. Treasury Obligations—0.8%
U.S. Treasury Notes, 1.375%, 11/30/15 (cost—$64,635)	64	64,405

Total Short-Term Investments (cost—$1,135,635)		1,135,405

Total Investments (cost—$7,495,684)—97.5%		7,764,244

Other assets less liabilities—2.5%		198,948

Net Assets—100.0%		$7,963,192

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

Glossary:

MSCI—Morgan Stanley Capital International

AllianzGI Global Megatrends Fund

	Shares	Value
Mutual Funds (a)(b)— 99.3%
AllianzGI Emerging Markets Consumer (c)	41,337	$613,443
AllianzGI Global Natural Resources	34,841	620,524
AllianzGI Global Water	47,831	628,015
AllianzGI Health Sciences (c)	17,969	688,051
AllianzGI Technology	10,383	662,982

Total Investments (cost—$3,000,000)—99.3%		3,213,015

Other assets less liabilities—0.7%		21,116

Net Assets—100.0%		$3,234,131

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Non-income producing.

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	119

Schedule of Investments

May 31, 2015 (Unaudited)

AllianzGI Behavioral Advantage Large Cap Fund

	Shares	Value
Common Stock—99.3%
Aerospace & Defense—3.4%
Boeing Co.	3,600	$505,872
General Dynamics Corp.	3,400	476,544
Huntington Ingalls Industries, Inc.	500	61,995
Northrop Grumman Corp.	1,850	294,483
Rockwell Collins, Inc.	1,000	95,190
Textron, Inc.	1,800	81,396

		1,515,480

Air Freight & Logistics—1.3%
Expeditors International of Washington, Inc.	1,700	77,928
United Parcel Service, Inc., Class B	5,100	506,022

		583,950

Airlines—1.2%
Alaska Air Group, Inc.	1,700	109,888
Delta Air Lines, Inc.	6,150	263,958
JetBlue Airways Corp. (a)	2,400	48,384
Southwest Airlines Co.	3,200	118,560

		540,790

Auto Components—0.9%
Cooper Tire & Rubber Co.	500	18,355
Dana Holding Corp.	1,100	23,947
Delphi Automotive PLC	2,400	208,752
Gentex Corp.	1,400	24,052
Goodyear Tire & Rubber Co.	2,500	79,613
Visteon Corp. (a)	300	32,856

		387,575

Automobiles—0.1%
Thor Industries, Inc.	400	24,436

Beverages—2.7%
Brown-Forman Corp., Class B	700	65,989
Coca-Cola Enterprises, Inc.	1,300	57,499
Dr. Pepper Snapple Group, Inc.	1,100	84,304
Molson Coors Brewing Co., Class B	1,100	80,718
Monster Beverage Corp. (a)	1,500	190,920
PepsiCo, Inc.	7,650	737,690

		1,217,120

Biotechnology—3.4%
Amgen, Inc.	3,850	601,601
Gilead Sciences, Inc. (a)	4,800	538,896
Incyte Corp. (a)	2,200	242,330
Medivation, Inc. (a)	800	105,640
United Therapeutics Corp. (a)	200	36,744

		1,525,211

Building Products—0.1%
Allegion PLC	400	24,976

Capital Markets—0.7%
Artisan Partners Asset Management, Inc., Class A	500	22,055
BGC Partners, Inc., Class A	2,100	19,845
Northern Trust Corp.	1,000	74,550
NorthStar Asset Management Group, Inc.	1,600	35,008
Raymond James Financial, Inc.	900	52,308
SEI Investments Co.	1,350	64,584
Waddell & Reed Financial, Inc., Class A	800	38,224
WisdomTree Investments, Inc.	800	17,088

		323,662

Chemicals—3.0%
Ashland, Inc.	900	114,660
Cabot Corp.	400	16,588

	Shares	Value
Celanese Corp., Ser. A	1,100	$75,735
Chemtura Corp. (a)	600	16,656
Cytec Industries, Inc.	300	18,147
EI du Pont de Nemours & Co.	4,900	347,949
International Flavors & Fragrances, Inc.	500	59,520
LyondellBasell Industries NV, Class A	4,600	465,060
NewMarket Corp.	100	46,041
Praxair, Inc.	1,250	153,575

		1,313,931

Commercial Services & Supplies—0.7%
Cintas Corp.	800	68,872
Clean Harbors, Inc. (a)	300	16,902
Deluxe Corp.	300	19,149
Pitney Bowes, Inc.	1,100	24,035
Rollins, Inc.	1,500	37,230
RR Donnelley & Sons Co.	2,200	42,196
Waste Management, Inc.	2,300	114,195

		322,579

Communications Equipment—3.0%
Cisco Systems, Inc.	14,300	419,133
F5 Networks, Inc. (a)	800	100,552
Harris Corp.	500	39,610
InterDigital, Inc.	400	23,452
Juniper Networks, Inc.	3,400	94,520
Palo Alto Networks, Inc. (a)	600	101,694
QUALCOMM, Inc.	7,900	550,472

		1,329,433

Construction & Engineering—0.2%
Dycom Industries, Inc. (a)	400	23,032
EMCOR Group, Inc.	700	31,759
KBR, Inc.	1,000	19,150

		73,941

Containers & Packaging—1.2%
Avery Dennison Corp.	600	37,146
Ball Corp.	800	56,792
Bemis Co., Inc.	400	18,376
Berry Plastics Group, Inc. (a)	7,900	264,413
Rock-Tenn Co., Class A	800	52,112
Sealed Air Corp.	2,000	97,400

		526,239

Distributors—0.1%
Genuine Parts Co.	600	54,282

Diversified Consumer Services—0.6%
Bright Horizons Family Solutions, Inc. (a)	400	22,268
Graham Holdings Co., Class B	100	107,100
Houghton Mifflin Harcourt Co. (a)	700	18,466
Service Corp. International	1,000	29,060
ServiceMaster Global Holdings, Inc. (a)	2,000	67,180

		244,074

Diversified Financial Services—0.7%
CBOE Holdings, Inc.	500	29,260
MarketAxess Holdings, Inc.	300	26,535
Moody’s Corp.	2,550	275,655

		331,450

Diversified Telecommunication Services—0.2%
CenturyLink, Inc.	2,800	93,072

Electrical Equipment—0.5%
Acuity Brands, Inc.	200	35,298
Hubbell, Inc., Class B	300	32,409

	Shares	Value
Regal Beloit Corp.	300	$23,457
Rockwell Automation, Inc.	900	110,601

		201,765

Electronic Equipment, Instruments & Components—0.6%
CDW Corp.	700	25,970
Cognex Corp. (a)	400	20,188
FLIR Systems, Inc.	800	24,440
Jabil Circuit, Inc.	3,400	83,538
Littelfuse, Inc.	200	19,340
Methode Electronics, Inc.	700	32,851
Sanmina Corp. (a)	700	15,162
Tech Data Corp. (a)	500	31,560

		253,049

Energy Equipment & Services—1.5%
Cameron International Corp. (a)	1,500	76,995
Noble Corp. PLC	4,600	77,050
Oil States International, Inc. (a)	1,200	49,056
Schlumberger Ltd.	5,100	462,927

		666,028

Food & Staples Retailing—5.4%
Costco Wholesale Corp.	3,600	513,324
CVS Health Corp.	6,600	675,708
Kroger Co.	5,500	400,400
SUPERVALU, Inc. (a)	2,100	18,543
Wal-Mart Stores, Inc.	10,600	787,262

		2,395,237

Food Products—3.4%
Archer-Daniels-Midland Co.	4,700	248,395
Bunge Ltd.	4,900	453,544
Campbell Soup Co.	1,500	72,510
ConAgra Foods, Inc.	2,900	111,969
Flowers Foods, Inc.	1,000	22,460
Hormel Foods Corp.	1,150	65,803
McCormick & Co., Inc.	1,100	86,350
Mead Johnson Nutrition Co.	850	82,705
Mondelez International, Inc., Class A	6,400	266,176
Pilgrim’s Pride Corp.	1,300	33,254
Pinnacle Foods, Inc.	700	29,505
Seaboard Corp. (a)	15	51,450

		1,524,121

Gas Utilities—0.0%
New Jersey Resources Corp.	600	18,042

Health Care Equipment & Supplies—1.4%
ABIOMED, Inc. (a)	600	35,832
Align Technology, Inc. (a)	700	42,469
CR Bard, Inc.	300	51,096
Cyberonics, Inc. (a)	400	25,604
DENTSPLY International, Inc.	500	26,018
DexCom, Inc. (a)	400	28,688
St. Jude Medical, Inc.	1,600	118,000
Stryker Corp.	2,650	254,744
Thoratec Corp. (a)	400	18,156

		600,607

Health Care Providers & Services—3.3%
AmerisourceBergen Corp.	2,300	258,888
Express Scripts Holding Co. (a)	6,400	557,696
Health Net, Inc. (a)	500	31,120
Omnicare, Inc.	700	66,703
Team Health Holdings, Inc. (a)	300	17,544
UnitedHealth Group, Inc.	4,200	504,882
VCA, Inc. (a)	400	20,984
WellCare Health Plans, Inc. (a)	300	25,701

		1,483,518

120	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2015 (Unaudited)

	Shares	Value
Health Care Technology—0.5%
Cerner Corp. (a)	2,200	$148,038
IMS Health Holdings, Inc. (a)	1,800	53,568
Medidata Solutions, Inc. (a)	600	34,806

		236,412

Hotels, Restaurants & Leisure—4.6%
Carnival Corp.	2,500	115,825
Cheesecake Factory, Inc.	400	20,628
Choice Hotels International, Inc.	900	50,913
Cracker Barrel Old Country Store, Inc.	200	28,216
Darden Restaurants, Inc.	1,700	111,418
Domino’s Pizza, Inc.	650	70,629
Hyatt Hotels Corp., Class A (a)	500	28,730
La Quinta Holdings, Inc. (a)	2,500	62,150
Marriott International, Inc., Class A	3,850	300,261
Marriott Vacations Worldwide Corp.	400	35,312
McDonald’s Corp.	3,990	382,761
Papa John’s International, Inc.	300	20,613
Pinnacle Entertainment, Inc. (a)	800	29,576
Six Flags Entertainment Corp.	500	24,430
Starbucks Corp.	11,500	597,540
Starwood Hotels & Resorts Worldwide, Inc.	1,000	82,760
Vail Resorts, Inc.	600	62,244

		2,024,006

Household Durables—0.1%
NVR, Inc. (a)	35	47,621
Tempur Sealy International, Inc. (a)	300	17,877

		65,498

Household Products—1.7%
Colgate-Palmolive Co.	6,700	447,493
HRG Group, Inc. (a)	1,700	22,304
Kimberly-Clark Corp.	2,450	266,707
Spectrum Brands Holdings, Inc.	300	28,995

		765,499

Independent Power Producers & Energy Traders—0.1%
AES Corp.	3,900	53,040

Industrial Conglomerates—1.2%
3M Co.	3,100	493,148
Carlisle Cos., Inc.	300	29,745

		522,893

Insurance—4.9%
Allstate Corp.	3,250	218,790
American Financial Group, Inc.	800	50,800
American National Insurance Co.	200	20,642
Arch Capital Group Ltd. (a)	700	44,723
Axis Capital Holdings Ltd.	1,300	71,552
Chubb Corp.	1,000	97,500
Genworth Financial, Inc., Class A (a)	2,600	20,644
Hanover Insurance Group, Inc.	300	21,354
Hartford Financial Services Group, Inc.	2,000	82,220
Loews Corp.	2,200	88,264
Markel Corp. (a)	50	38,638
Marsh & McLennan Cos., Inc.	2,850	165,955
MBIA, Inc. (a)	5,100	46,002
MetLife, Inc.	7,100	371,046
National General Holdings Corp.	800	15,536
Principal Financial Group, Inc.	2,000	103,380
Progressive Corp.	2,450	66,983
Prudential Financial, Inc.	4,200	355,362
StanCorp Financial Group, Inc.	400	29,688
Symetra Financial Corp.	600	14,676
Torchmark Corp.	500	28,535
Travelers Cos., Inc.	1,450	146,624

	Shares	Value
Unum Group	1,000	$34,960
XL Group PLC	1,200	45,216

		2,179,090

Internet & Catalog Retail—0.6%
Expedia, Inc.	600	64,356
HSN, Inc.	300	20,133
Liberty Interactive Corp., Class A (a)	1,900	53,143
Liberty Ventures, Ser. A (a)	1,284	53,286
Travelport Worldwide Ltd.	1,000	15,290
TripAdvisor, Inc. (a)	1,000	76,260

		282,468

Internet Software & Services—1.2%
comScore, Inc. (a)	500	28,290
eBay, Inc. (a)	6,300	386,568
Equinix, Inc. REIT	200	53,614
Google, Inc., Class C (a)	1	532
j2 Global, Inc.	400	26,564
Rackspace Hosting, Inc. (a)	600	24,054

		519,622

IT Services—8.3%
Accenture PLC, Class A	5,600	537,824
Amdocs Ltd.	750	41,137
Automatic Data Processing, Inc.	2,100	179,571
Booz Allen Hamilton Holding Corp.	800	20,280
Broadridge Financial Solutions, Inc.	700	37,926
CACI International, Inc., Class A (a)	200	17,124
Cognizant Technology Solutions Corp., Class A (a)	3,200	207,104
Computer Sciences Corp.	1,000	68,600
CoreLogic, Inc. (a)	1,300	50,674
DST Systems, Inc.	300	35,520
EPAM Systems, Inc. (a)	500	35,955
Fiserv, Inc. (a)	1,600	128,240
Gartner, Inc. (a)	900	78,732
Global Payments, Inc.	400	41,752
International Business Machines Corp.	6,100	1,034,865
Jack Henry & Associates, Inc.	300	19,524
Leidos Holdings, Inc.	675	28,688
Mastercard, Inc., Class A	3,950	364,427
MAXIMUS, Inc.	700	45,759
Sabre Corp.	2,300	60,007
Science Applications International Corp.	600	31,800
Syntel, Inc. (a)	500	23,755
Total System Services, Inc.	900	37,080
VeriFone Systems, Inc. (a)	500	19,085
Visa, Inc., Class A	6,700	460,156
Western Union Co.	2,500	54,875

		3,660,460

Life Sciences Tools & Services—0.9%
Agilent Technologies, Inc.	2,100	86,499
Bio-Rad Laboratories, Inc., Class A (a)	200	28,874
Mettler-Toledo International, Inc. (a)	150	48,702
PRA Health Sciences, Inc. (a)	500	16,730
Quintiles Transnational Holdings, Inc. (a)	800	55,768
VWR Corp. (a)	2,900	79,083
Waters Corp. (a)	600	80,172

		395,828

Machinery—1.2%
AGCO Corp.	300	15,234
Illinois Tool Works, Inc.	2,500	234,575
ITT Corp.	400	17,072

	Shares	Value
Lincoln Electric Holdings, Inc.	400	$26,884
Oshkosh Corp.	400	20,064
PACCAR, Inc.	2,300	146,188
Rexnord Corp. (a)	600	15,372
Snap-on, Inc.	300	46,620
Xylem, Inc.	800	29,256

		551,265

Media—2.4%
CBS Corp., Class B	3,600	222,192
Charter Communications, Inc., Class A (a)	500	89,510
Cinemark Holdings, Inc.	700	28,371
Interpublic Group of Cos., Inc.	2,400	49,008
Live Nation Entertainment, Inc. (a)	900	25,740
Morningstar, Inc.	300	23,190
Omnicom Group, Inc.	2,100	156,513
Viacom, Inc., Class B	2,400	160,512
Walt Disney Co.	2,750	303,518

		1,058,554

Metals & Mining—0.2%
Allegheny Technologies, Inc.	600	19,500
Newmont Mining Corp.	2,100	57,204

		76,704

Multi-line Retail—1.7%
Big Lots, Inc.	800	35,120
Burlington Stores, Inc. (a)	700	36,939
Dillard’s, Inc., Class A	500	58,005
Dollar Tree, Inc. (a)	1,400	104,986
Kohl’s Corp.	1,900	124,431
Macy’s, Inc.	2,100	140,595
Target Corp.	3,000	237,960

		738,036

Multi-Utilities—0.1%
Vectren Corp.	500	21,285

Oil, Gas & Consumable Fuels—2.3%
Energen Corp.	900	62,280
Exxon Mobil Corp.	6,670	568,284
Murphy Oil Corp.	1,100	47,806
Occidental Petroleum Corp.	3,200	250,208
QEP Resources, Inc.	3,900	73,437

		1,002,015

Paper & Forest Products—0.5%
Domtar Corp.	500	21,610
International Paper Co.	3,300	171,039
KapStone Paper and Packaging Corp.	800	21,560

		214,209

Personal Products—0.4%
Coty, Inc., Class A (a)	1,100	27,423
Estee Lauder Cos., Inc., Class A	1,300	113,659
Revlon, Inc., Class A (a)	500	18,455

		159,537

Pharmaceuticals—3.4%
AbbVie, Inc.	7,300	486,107
Johnson & Johnson	6,128	613,658
Merck & Co., Inc.	7,000	426,230

		1,525,995

Professional Services—1.0%
CEB, Inc.	200	16,918
Dun & Bradstreet Corp.	500	63,965
Equifax, Inc.	1,100	110,363
Robert Half International, Inc.	800	45,096
Towers Watson & Co., Class A	400	55,180
TriNet Group, Inc. (a)	500	14,965
Verisk Analytics, Inc., Class A (a)	1,900	137,902

		444,389

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	121

Schedule of Investments

May 31, 2015 (Unaudited)

	Shares	Value
Real Estate Management & Development—0.2%
CBRE Group, Inc. Class A (a)	1,800	$68,832

Road & Rail—0.2%
AMERCO	100	32,900
JB Hunt Transport Services, Inc.	700	58,814

		91,714

Semiconductors & Semiconductor Equipment—4.1%
Analog Devices, Inc.	1,400	95,144
Avago Technologies Ltd.	1,500	222,105
Broadcom Corp., Class A	2,400	136,440
Fairchild Semiconductor International, Inc. (a)	900	17,928
Integrated Device Technology, Inc. (a)	700	16,559
Intel Corp.	19,600	675,416
Linear Technology Corp.	3,700	177,045
NVIDIA Corp.	4,900	108,437
ON Semiconductor Corp. (a)	2,600	34,476
Rambus, Inc. (a)	1,300	19,877
Silicon Laboratories, Inc. (a)	300	16,632
Skyworks Solutions, Inc.	1,800	196,848
Tessera Technologies, Inc.	700	26,985
Xilinx, Inc.	1,700	80,614

		1,824,506

Software—4.2%
Activision Blizzard, Inc.	3,000	75,780
ANSYS, Inc. (a)	600	53,400
Aspen Technology, Inc. (a)	1,000	42,800
Autodesk, Inc. (a)	1,300	70,395
Blackbaud, Inc.	300	15,378
CommVault Systems, Inc. (a)	500	22,215
Electronic Arts, Inc. (a)	5,500	345,152
FactSet Research Systems, Inc.	200	33,034
Fair Isaac Corp.	200	17,544
Guidewire Software, Inc. (a)	300	14,535
Intuit, Inc.	4,000	416,600
Manhattan Associates, Inc. (a)	1,100	60,335
NetSuite, Inc. (a)	300	28,026
Pegasystems, Inc.	500	10,930
Proofpoint, Inc. (a)	400	23,652
Qlik Technologies, Inc. (a)	1,300	47,021
Qualys, Inc. (a)	700	28,504
Red Hat, Inc. (a)	1,500	115,905
Salesforce.com, Inc. (a)	2,700	196,425
Synopsys, Inc. (a)	700	34,923
Take-Two Interactive Software, Inc. (a)	800	21,896
Tyler Technologies, Inc. (a)	400	48,592
VMware, Inc., Class A (a)	1,600	139,712

		1,862,754

Specialty Retail—7.2%
American Eagle Outfitters, Inc.	2,400	39,288
Ascena Retail Group, Inc. (a)	1,200	17,736
Bed Bath & Beyond, Inc. (a)	1,200	85,584
Best Buy Co., Inc.	3,500	121,450
Dick’s Sporting Goods, Inc.	1,100	59,092
Foot Locker, Inc.	1,800	113,760
Gap, Inc.	4,900	187,817
Home Depot, Inc.	5,600	623,952
L Brands, Inc.	2,300	198,996
Lowe’s Cos., Inc.	7,400	517,852
Michaels Cos., Inc. (a)	2,500	68,400
Murphy USA, Inc. (a)	500	29,115
O’Reilly Automotive, Inc. (a)	1,050	230,506
Ross Stores, Inc.	2,200	212,674
Sally Beauty Holdings, Inc. (a)	700	21,847
Select Comfort Corp. (a)	600	18,690

	Shares	Value
Staples, Inc.	4,800	$79,032
TJX Cos., Inc.	4,600	296,148
Tractor Supply Co.	800	69,712
Ulta Salon Cosmetics & Fragrance, Inc. (a)	700	106,834
Urban Outfitters, Inc. (a)	1,500	51,570
Williams-Sonoma, Inc.	400	31,444

		3,181,499

Technology Hardware, Storage & Peripherals—2.0%
EMC Corp.	10,500	276,570
Hewlett-Packard Co.	12,900	430,860
Lexmark International, Inc., Class A	400	18,392
Seagate Technology PLC	2,500	139,100

		864,922

Textiles, Apparel & Luxury Goods—0.9%
Carter’s, Inc.	400	41,288
NIKE, Inc., Class B	2,700	274,509
Skechers U.S.A., Inc., Class A (a)	400	42,348
Steven Madden Ltd. (a)	400	15,112
Wolverine World Wide, Inc.	500	14,690

		387,947

Tobacco—3.3%
Altria Group, Inc.	12,100	619,520
Philip Morris International, Inc.	10,370	861,436

		1,480,956

Trading Companies & Distributors—0.3%
HD Supply Holdings, Inc. (a)	1,200	38,940
WW Grainger, Inc.	400	96,132

		135,072

Total Common Stock (cost—$39,803,078)		43,969,575

	Principal Amount (000s)
Repurchase Agreements—0.6%
State Street Bank and Trust Co., dated 5/29/15, 0.00%, due 6/1/15, proceeds $280,000; collateralized by U.S. Treasury Notes, 2.125%, due 9/30/21, valued at $286,300 including accrued interest
(cost—$280,000)	$280	280,000

Total Investments (cost—$40,083,078)—99.9%		44,249,575

Other assets less liabilities—0.1%		65,957

Net Assets—100.0%		$44,315,532

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

AllianzGI Best Styles Emerging Markets Equity Fund

	Shares	Value
Common Stock—87.0%
Argentina—0.2%
Banco Macro S.A. ADR	157	$7,774
BBVA Banco Frances S.A. ADR	305	4,932

		12,706

Brazil—3.6%
Banco do Brasil S.A.	3,300	23,552
BRF S.A.	1,400	28,318
Cia Paranaense de Energia, Class P ADR	395	4,065
JBS S.A.	13,100	64,137
Kroton Educacional S.A.	1,500	5,381
Marfrig Global Foods S.A. (f)	4,600	5,876
MRV Engenharia e Participacoes S.A.	7,600	18,128
Multiplus S.A.	700	8,361
Porto Seguro S.A.	1,200	13,637
Sul America S.A. UNIT	4,500	18,543
Transmissora Alianca de Energia Eletrica S.A. UNIT	700	4,523
Vale S.A. ADR	3,024	15,997

		210,518

Chile—1.0%
Banco Santander Chile ADR	2,714	57,998

China—23.1%
Agricultural Bank of China Ltd., Class H	65,000	35,198
ANTA Sports Products Ltd.	7,000	16,214
Bank of China Ltd., Class H	83,000	54,877
Bank of Communications Co., Ltd., Class H	32,000	30,376
Beijing Capital International Airport Co., Ltd., Class H	8,000	9,666
BYD Electronic International Co., Ltd.	4,500	7,332
China Citic Bank Corp., Ltd., Class H (f)	34,000	28,664
China Communications Construction Co., Ltd., Class H	1,000	1,714
China Construction Bank Corp., Class H	138,000	137,425
China Everbright Bank Co., Ltd., Class H	92,000	57,867
China Galaxy Securities Co., Ltd., Class H	8,000	13,550
China Merchants Bank Co., Ltd., Class H	2,000	6,044
China Minsheng Banking Corp., Ltd., Class H	20,000	27,448
China Mobile Ltd.	5,000	65,982
China National Building Material Co., Ltd., Class H	12,000	12,757
China Oilfield Services Ltd., Class H	9,000	16,590
China Petroleum & Chemical Corp., Class H	72,000	63,166
China Railway Group Ltd., Class H	18,000	23,189
China South City Holdings Ltd.	18,000	6,874
China Southern Airlines Co., Ltd., Class H	58,000	57,377
China Telecom Corp., Ltd., Class H	52,000	35,225
Chongqing Rural Commercial Bank Co., Ltd., Class H	40,000	32,463
Fosun International Ltd.	13,500	34,485
Fuguiniao Co., Ltd., Class H	2,800	5,738
Global Brands Group Holding Ltd. (f)	56,000	12,483
Hengan International Group Co., Ltd.	1,000	11,470

122	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2015 (Unaudited)

	Shares	Value
Huadian Power International Corp., Ltd., Class H	10,000	$11,546
Huaneng Power International, Inc., Class H	18,000	23,930
Industrial & Commercial Bank of China Ltd., Class H	172,000	148,944
KWG Property Holding Ltd.	4,000	3,796
PetroChina Co., Ltd., Class H	18,000	21,212
Ping An Insurance Group Co. of China Ltd., Class H	5,000	73,264
Shenzhen Expressway Co., Ltd., Class H	40,000	35,167
Sichuan Expressway Co., Ltd., Class H	20,000	10,283
Sino-Ocean Land Holdings Ltd.	9,000	6,471
Tencent Holdings Ltd.	5,200	103,970
Wasion Group Holdings Ltd.	12,000	18,661
Xinjiang Goldwind Science & Technology Co., Ltd., Class H	8,400	20,498
Zhejiang Expressway Co., Ltd., Class H	38,000	58,876
Zhuzhou CSR Times Electric Co., Ltd., Class H	1,500	12,248

		1,353,040

Colombia—0.3%
Corp. Financiera Colombiana S.A.	1,242	17,921

Hong Kong—3.6%
Brilliance China Automotive Holdings Ltd.	8,000	12,474
Cathay Pacific Airways Ltd.	2,000	5,118
Cheung Kong Holdings Ltd. (d)	1,000	6,075
China Metal Resources Utilization Ltd. (a)	16,000	3,570
China Power International Development Ltd.	29,000	20,491
China Travel International Investment Hong Kong Ltd.	68,000	33,055
CK Hutchison Holdings Ltd.	1,000	15,541
Dah Sing Banking Group Ltd.	3,200	7,571
Hutchison Whampoa Ltd. (d)	2,000	29,663
Ju Teng International Holdings Ltd. (e)	20,000	12,330
Link REIT	3,000	17,448
Nexteer Automotive Group Ltd.	11,000	12,800
PCCW Ltd.	19,000	11,868
TCL Communication Technology Holdings Ltd.	3,000	3,201
Truly International Holdings Ltd.	42,000	21,125

		212,330

India—1.4%
Axis Bank Ltd. GDR	718	33,064
Reliance Industries Ltd. GDR (a)	590	16,402
Tata Motors Ltd. ADR	256	9,805
Vedanta Ltd. ADR	1,404	17,494
Wipro Ltd. ADR	672	8,111

		84,876

Indonesia—2.9%
Bank Mandiri Persero Tbk PT	33,600	27,363
Bank Negara Indonesia Persero Tbk PT	134,100	69,550
Bank Rakyat Indonesia Persero Tbk PT	31,400	27,922
Telekomunikasi Indonesia Persero Tbk PT	195,300	42,055

		166,890

Israel—0.1%
Mizrahi Tefahot Bank Ltd. (f)	279	3,174

Korea (Republic of)—13.9%
Asiana Airlines, Inc. (f)	417	2,606

	Shares	Value
Daesang Holdings Co., Ltd.	117	$2,862
Dongbu Insurance Co., Ltd.	378	17,475
Dongwon F&B Co., Ltd.	25	7,518
Eo Technics Co., Ltd.	164	16,207
Halla Holdings Corp.	553	34,032
Hanil Cement Co., Ltd.	230	29,948
Hansae Co., Ltd.	288	9,506
Hanssem Co., Ltd.	61	12,350
Hyundai Marine & Fire Insurance Co., Ltd.	151	3,784
Hyundai Mobis Co., Ltd.	50	10,070
Hyundai Motor Co.	139	19,754
JB Financial Group Co., Ltd.	690	4,355
Kia Motors Corp.	627	26,908
KISWIRE Ltd.	106	5,734
Korea Electric Power Corp.	1,612	66,968
LG Display Co., Ltd.	2,252	59,363
Meritz Securities Co., Ltd.	7,362	42,864
POSCO	242	53,284
S-Oil Corp.	134	7,948
Samsung Electronics Co., Ltd.	119	139,989
Samsung Electronics Co., Ltd. GDR (f)	131	77,552
Samyang Corp.	30	3,567
SK Hynix, Inc.	2,209	101,510
SK Networks Co., Ltd.	2,969	22,064
SK Telecom Co., Ltd. ADR	1,301	31,796
Ssangyong Cement Industrial Co., Ltd. (f)	348	5,591

		815,605

Malaysia—2.5%
Berjaya Auto Bhd.	7,100	7,263
DiGi.Com Bhd.	25,400	38,852
Hong Leong Financial Group Bhd.	4,900	20,629
MISC Bhd.	2,200	4,971
Sunway Bhd.	6,900	6,337
Sunway Construction Group Bhd. (b)(d)(f)	690	207
Tenaga Nasional Bhd.	18,100	65,901

		144,160

Mexico—3.8%
America Movil S.A.B. de C.V., Ser. L	10,900	11,453
Credito Real S.A.B. de C.V. SOFOM ER	2,800	6,484
Gentera SAB De C.V.	8,900	15,287
Gruma S.A.B. de C.V., Class B	2,300	30,243
Grupo Aeroportuario del Centro Norte SAB De C.V. ADR	271	10,184
Grupo Aeroportuario del Pacifico S.A.B. de C.V. ADR	338	24,065
Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B	3,000	21,370
Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR	26	3,745
Industrias Bachoco S.A.B. de C.V. ADR	799	45,839
Vitro S.A.B. de C.V., Ser. A (f)	20,200	53,127

		221,797

Peru—0.2%
Credicorp Ltd.	103	14,537

Philippines—1.4%
BDO Unibank, Inc.	6,850	16,571
DMCI Holdings, Inc.	83,000	24,734
Universal Robina Corp.	9,480	40,489

		81,794

Poland—0.9%
Asseco Poland S.A.	867	13,899
Energa S.A.	5,624	34,429
Tauron Polska Energia S.A.	4,946	6,287

		54,615

	Shares	Value
Russian Federation—2.4%
Gazprom OAO ADR	4,061	$21,767
Mobile Telesystems OJSC ADR	4,210	44,036
Rosneft OAO GDR	2,670	12,225
RusHydro JSC ADR	2,725	3,052
Severstal PAO GDR	2,649	32,000
Sistema JSFC GDR	1,948	14,805
TMK OAO GDR	901	3,762
United Co. RUSAL PLC (f)	15,000	8,195

		139,842

Singapore—2.3%
ComfortDelGro Corp., Ltd.	2,700	6,124
DBS Group Holdings Ltd.	3,600	54,124
Fortune REIT	14,000	14,125
Mapletree Commercial Trust REIT	5,500	6,344
Religare Health Trust UNIT	4,800	3,771
SMRT Corp. Ltd.	7,000	8,302
Wing Tai Holdings Ltd.	11,300	16,342
Yangzijiang Shipbuilding Holdings Ltd.	24,900	26,667

		135,799

South Africa—8.8%
Aeci Ltd.	1,218	12,188
AVI Ltd.	3,701	24,655
FirstRand Ltd.	3,668	15,717
Gold Fields Ltd.	5,555	19,126
Investec Ltd.	6,145	55,640
JSE Ltd.	654	7,135
Liberty Holdings Ltd.	3,934	50,834
Mondi Ltd.	2,794	63,295
MTN Group Ltd.	335	5,935
Naspers Ltd., Class N	376	55,178
Net 1 UEPS Technologies, Inc. (f)	374	5,423
Pick n Pay Holdings Ltd.	1,386	2,967
Sanlam Ltd.	6,976	39,280
Sappi Ltd. (f)	3,767	14,960
Sasol Ltd.	1,051	37,175
Sibanye Gold Ltd. ADR	572	4,061
Steinhoff International Holdings Ltd.	7,764	48,114
Telkom S.A. SOC Ltd. (f)	9,278	53,006

		514,689

Taiwan—9.5%
Advanced Semiconductor Engineering, Inc.	12,000	17,113
Advanced Semiconductor Engineering, Inc. ADR	4,643	32,779
Asian Pay Television Trust UNIT	7,900	5,391
AU Optronics Corp. ADR	5,147	27,845
Chailease Holding Co., Ltd.	2,000	5,048
China Development Financial Holding Corp.	24,000	9,583
Coretronic Corp.	14,000	17,992
Fubon Financial Holding Co., Ltd.	33,000	67,675
Hon Hai Precision Industry Co., Ltd.	22,000	70,908
Innolux Corp.	89,000	54,769
Micro-Star International Co., Ltd.	15,000	17,017
Silicon Motion Technology Corp. ADR	1,108	39,290
Siliconware Precision Industries Co., Ltd. ADR	3,448	28,170
Taishin Financial Holding Co., Ltd.	21,000	9,085
Taiwan Semiconductor Manufacturing Co., Ltd.	23,000	109,412
United Microelectronics Corp.	86,000	38,883
United Microelectronics Corp. ADR	1,307	2,941

		553,901

Thailand—1.2%
Airports of Thailand PCL (d)	1,200	10,602
Kasikornbank PCL	1,600	9,252

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	123

Schedule of Investments

May 31, 2015 (Unaudited)

	Shares	Value
PTT Exploration & Production PCL (d)	7,400	$23,744
PTT Global Chemical PCL (d)	12,800	24,898

		68,496

Turkey—2.8%
Cimsa Cimento Sanayi VE Ticaret AS	649	3,873
Eregli Demir ve Celik Fabrikalari TAS	27,501	44,183
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D (f)	61,742	37,542
TAV Havalimanlari Holding AS	2,148	17,836
Turkiye Is Bankasi	10,535	22,371
Turkiye Vakiflar Bankasi Tao	21,161	36,512

		162,317

United Arab Emirates—0.2%
Dragon Oil PLC	1,004	10,453

United States—0.9%
Popular, Inc. (f)	1,361	44,219
Triple-S Management Corp., Class B (f)	352	8,448

		52,667

Total Common Stock (cost—$4,932,781)		5,090,125

Preferred Stock—5.1%
Brazil—3.9%
Banco Bradesco S.A.	4,520	40,018
Banco do Estado do Rio Grande do Sul S.A., Class B	3,100	9,710
Braskem S.A., Class A	3,500	14,247
Cia Energetica de Minas Gerais	600	2,670
Cia Energetica de Sao Paulo, Class B	2,400	14,906
Itau Unibanco Holding S.A.	6,900	74,342
Itausa - Investimentos Itau S.A.	6,710	18,574
Petroleo Brasileiro S.A. (f)	13,200	51,080

		225,547

Colombia—0.6%
Banco Davivienda S.A.	3,482	34,559

Korea (Republic of)—0.6%
Samsung Electronics Co., Ltd.	37	35,916

Total Preferred Stock (cost—$364,387)		296,022

	Principal Amount (000s)
Repurchase Agreements—4.8%
State Street Bank and Trust Co., dated 5/29/15, 0.00%, due 6/1/15, proceeds $283,000; collateralized by U.S. Treasury Notes, 2.125%, due 9/30/21, valued at $291,413 including accrued interest
(cost—$283,000)	$283	283,000

Total Investments (cost—$5,580,168) (c)—96.9%		5,669,147

Other assets less liabilities—3.1%		181,060

Net Assets—100.0%		$5,850,207

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) When-issued or delayed-delivery. To be settled/delivered after May 31, 2015.

(c) Securities with an aggregate value of $3,836,721, representing 65.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Fair-Valued—Securities with an aggregate value of $95,189, representing 1.6% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Affiliated security.

(f) Non-income producing.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	21.1%
Semiconductors & Semiconductor Equipment	6.7%
Electronic Equipment, Instruments & Components	4.7%
Metals & Mining	4.7%
Technology Hardware, Storage & Peripherals	4.7%
Oil, Gas & Consumable Fuels	4.6%
Food Products	4.3%
Insurance	3.8%
Wireless Telecommunication Services	3.6%
Transportation Infrastructure	3.6%
Electric Utilities	3.2%
Diversified Telecommunication Services	2.4%
Diversified Financial Services	1.9%
Capital Markets	1.8%
Internet Software & Services	1.8%
Paper & Forest Products	1.4%
Household Durables	1.3%
Industrial Conglomerates	1.3%
Independent Power and Renewable Electricity Producers	1.2%
Automobiles	1.2%
Media	1.1%
Airlines	1.1%
Auto Components	1.0%
Containers & Packaging	0.9%
Construction Materials	0.9%
Chemicals	0.8%
Real Estate Management & Development	0.8%
Textiles, Apparel & Luxury Goods	0.8%
Real Estate Investment Trust	0.6%
Hotels, Restaurants & Leisure	0.6%
Electrical Equipment	0.5%
Machinery	0.5%
Construction & Engineering	0.4%
Trading Companies & Distributors	0.4%
Energy Equipment & Services	0.4%
Consumer Finance	0.3%
Road & Rail	0.2%
Software	0.2%
IT Services	0.2%
Health Care Providers & Services	0.2%
Personal Products	0.2%
Banking	0.2%
Communications Equipment	0.1%
Specialty Retail	0.1%
Diversified Consumer Services	0.1%
Marine	0.1%
Food & Staples Retailing	0.1%
Industrials	0.0%
Repurchase Agreements	4.8%
Other assets less liabilities	3.1%

100.0%

124	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2015 (Unaudited)

AllianzGI Best Styles Global Equity Fund

	Shares	Value
Common Stock—94.2%
Australia—0.9%
Australia & New Zealand Banking Group Ltd.	10,714	$270,804
Bank of Queensland Ltd.	10,235	103,355
Bendigo and Adelaide Bank Ltd.	12,704	118,988
Dexus Property Group REIT	5,360	32,705
Downer EDI Ltd.	15,587	61,002
Echo Entertainment Group Ltd.	17,683	62,953
Federation Centres REIT	13,342	30,881
Macquarie Group Ltd.	1,862	115,708
Tassal Group Ltd.	21,196	53,281
Westpac Banking Corp.	5,718	146,495

		996,172

Austria—0.3%
OMV AG	2,630	74,621
UNIQA Insurance Group AG	15,611	152,901
Voestalpine AG	3,990	165,892

		393,414

Belgium—0.2%
Befimmo S.A. REIT	720	47,299
Delhaize Group S.A.	1,671	149,157
KBC Groep NV	1,441	96,581

		293,037

Bermuda—0.7%
Aspen Insurance Holdings Ltd.	8,187	379,549
Endurance Specialty Holdings Ltd.	2,162	131,406
Everest Re Group Ltd.	923	167,534
Maiden Holdings Ltd.	7,729	108,052

		786,541

Brazil—0.6%
Banco Bradesco S.A.	9,600	78,938
Banco do Brasil S.A.	14,100	100,629
Cia Brasileira de Distribuicao ADR	2,090	56,033
Cielo S.A.	7,920	99,425
Embraer S.A.	3,000	22,465
Estacio Participacoes S.A.	10,700	61,454
Itau Unibanco Holding S.A.	3,900	39,731
JBS S.A.	19,600	95,961
Petroleo Brasileiro S.A. ADR (e)	10,908	91,082
Porto Seguro S.A.	2,400	27,274

		672,992

Canada—3.7%
Artis Real Estate Investment Trust REIT	5,657	64,003
BCE, Inc.	2,858	125,250
Canadian Imperial Bank of Commerce	3,193	243,660
Canadian National Railway Co.	6,163	365,587
Canadian Natural Resources Ltd.	1,915	59,101
Canadian Tire Corp., Ltd., Class A	1,194	123,807
Canfor Pulp Products, Inc.	2,368	29,971
Celestica, Inc. (e)	3,772	48,257
Cogeco Cable, Inc.	1,984	105,039
Corus Entertainment, Inc., Class B	3,873	54,937
Entertainment One Ltd.	12,143	59,979
Genworth MI Canada, Inc.	2,505	68,104
George Weston Ltd.	1,283	104,272
Great-West Lifeco, Inc.	4,002	115,947
Intact Financial Corp.	1,166	83,625
Laurentian Bank of Canada	3,641	139,919
Linamar Corp.	3,366	229,308
Loblaw Cos., Ltd.	4,222	214,733
Magna International, Inc.	8,238	473,440
Metro, Inc.	5,346	147,750
National Bank of Canada	2,719	106,062
Raging River Exploration, Inc. (e)	7,877	56,690

	Shares	Value
Royal Bank of Canada	7,597	$483,029
Shaw Communications, Inc., Class B	10,018	221,128
Stantec, Inc.	1,664	46,029
Toronto-Dominion Bank	10,033	436,866
Transcontinental, Inc., Class A	7,806	114,680

		4,321,173

Cayman Islands—0.0%
Home Loan Servicing Solutions Ltd.	6,605	4,544

China—3.2%
Agricultural Bank of China Ltd., Class H	146,000	79,060
Bank of China Ltd., Class H	241,000	159,342
China Citic Bank Corp., Ltd., Class H (e)	402,000	338,904
China Construction Bank Corp., Class H	119,000	118,504
China Lumena New Materials Corp. (c)(e)	62,000	1,199
China Merchants Bank Co., Ltd., Class H	48,500	146,560
China Minsheng Banking Corp., Ltd., Class H	49,500	67,935
China Mobile Ltd.	22,000	290,319
China Oilfield Services Ltd., Class H	26,000	47,928
China Overseas Land & Investment Ltd.	32,000	115,037
China Petroleum & Chemical Corp., Class H	138,000	121,069
China Railway Construction Corp., Ltd., Class H	34,000	62,567
China Resources Cement Holdings Ltd.	46,000	28,202
China Southern Airlines Co., Ltd., Class H	222,000	219,615
Chongqing Rural Commercial Bank Co., Ltd., Class H	66,000	53,564
Dongfeng Motor Group Co., Ltd., Class H	54,000	87,804
Huadian Power International Corp., Ltd., Class H	228,000	263,255
Huaneng Power International, Inc., Class H	192,000	255,248
Hydoo International Holding Ltd.	442,000	86,021
Industrial & Commercial Bank of China Ltd., Class H	462,000	400,070
KWG Property Holding Ltd.	42,500	40,328
Lijun International Pharmaceutical Holding Co., Ltd.	80,000	30,900
PetroChina Co., Ltd. ADR	1,701	201,552
Shenzhen Expressway Co., Ltd., Class H	60,000	52,751
Shimao Property Holdings Ltd.	40,000	85,280
Sinopharm Group Co., Ltd., Class H	22,000	104,603
Wasion Group Holdings Ltd.	90,000	139,958
Yuexiu Transport Infrastructure Ltd.	28,000	21,600
Zhejiang Expressway Co., Ltd., Class H	34,000	52,678

		3,671,853

Denmark—0.6%
AP Moeller - Maersk A/S, Class B	69	132,997
Bakkafrost P/F	6,736	178,377
Pandora A/S	1,089	109,193
Royal Unibrew A/S	5,135	183,114
TDC A/S	16,313	121,826

		725,507

	Shares	Value
Finland—0.4%
Elisa Oyj	4,496	$138,048
Oriola-KD Oyj, Class B (e)	7,824	35,501
Stora Enso Oyj, Class R	12,978	136,014
UPM-Kymmene Oyj	12,015	215,925

		525,488

France—2.8%
Atos S.E.	598	45,898
AXA S.A.	7,643	192,040
Cap Gemini S.A.	1,374	119,114
Cie Generale des Etablissements Michelin	1,000	106,995
Ipsen S.A.	896	47,775
Lagardere SCA	3,728	112,781
Natixis S.A.	6,802	50,960
Orange S.A.	18,483	291,365
Plastic Omnium S.A.	1,807	51,225
Sanofi	9,091	895,285
Technicolor S.A.	17,907	114,757
Teleperformance	1,879	138,392
Total S.A.	10,977	553,960
UBISOFT Entertainment (e)	3,628	65,414
Valeo S.A.	3,200	509,764

		3,295,725

Germany—2.6%
Aareal Bank AG (d)	4,092	162,680
Bayerische Motoren Werke AG	3,262	361,395
Bechtle AG (d)	568	41,774
Daimler AG	5,305	497,582
Deutsche Lufthansa AG (e)	19,852	279,835
Deutsche Post AG	3,405	102,898
Freenet AG (d)	4,404	145,058
Fresenius SE & Co. KGaA	3,210	204,769
Hannover Rueck SE	2,916	283,664
Indus Holding AG	2,595	137,211
Merck KGaA	2,782	298,090
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	979	180,904
Sixt SE	1,118	48,485
Stada Arzneimittel AG	1,172	40,734
Talanx AG	3,509	105,476
TUI AG	5,031	89,269

		2,979,824

Hong Kong—0.5%
Brilliance China Automotive Holdings Ltd.	20,000	31,185
Cheung Kong Holdings Ltd. (c)	2,000	12,149
China Power International Development Ltd.	230,000	162,517
CK Hutchison Holdings Ltd.	2,000	31,081
Country Garden Holdings Co., Ltd.	113,000	51,560
Orient Overseas International Ltd.	13,500	74,534
PCCW Ltd.	97,000	60,589
TCL Communication Technology Holdings Ltd.	94,000	100,312
Truly International Holdings Ltd.	92,000	46,275

		570,202

India—0.2%
Tata Motors Ltd. ADR	5,978	228,957

Indonesia—0.4%
Adaro Energy Tbk PT	546,600	35,465
Bank Negara Indonesia Persero Tbk PT	629,200	326,332
Bank Rakyat Indonesia Persero Tbk PT	117,200	104,217

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	125

Schedule of Investments

May 31, 2015 (Unaudited)

	Shares	Value
Indofood Sukses Makmur Tbk PT	51,900	$28,621

		494,635

Ireland—1.0%
Medtronic PLC	7,926	604,912
Smurfit Kappa Group PLC	17,367	511,392

		1,116,304

Israel—0.2%
Teva Pharmaceutical Industries Ltd.	2,988	180,591

Italy—1.0%
Brembo SpA	1,336	56,798
Enel SpA	85,494	415,564
Iren SpA	36,036	51,936
Recordati SpA	7,666	161,280
Snam SpA	54,692	270,890
Unipol Gruppo Finanziario SpA	27,248	147,716
Vittoria Assicurazioni SpA	5,774	61,640

		1,165,824

Japan—9.8%
Aisin Seiki Co., Ltd.	2,400	110,323
Alfresa Holdings Corp.	5,500	84,004
Bank of Yokohama Ltd.	16,000	99,090
Bridgestone Corp.	7,000	290,534
Central Japan Railway Co.	1,900	329,275
COMSYS Holdings Corp.	8,800	127,278
Daihen Corp.	5,000	25,744
Exedy Corp.	2,000	51,976
Fuji Heavy Industries Ltd.	18,000	675,718
FUJIFILM Holdings Corp.	7,800	296,808
Haseko Corp.	8,000	93,019
Hitachi Kokusai Electric, Inc.	3,000	44,233
Idemitsu Kosan Co., Ltd.	2,700	53,270
ITOCHU Corp.	30,100	404,551
Japan Airlines Co., Ltd.	3,600	123,341
Japan Aviation Electronics Industry Ltd.	2,000	54,585
Japan Petroleum Exploration Co., Ltd.	1,500	50,045
JFE Holdings, Inc.	10,600	257,549
JTEKT Corp.	8,300	151,225
Kaneka Corp.	5,000	36,436
Kawasaki Kisen Kaisha Ltd.	54,000	136,330
KDDI Corp.	16,200	364,673
Kewpie Corp.	1,100	24,271
Kinden Corp.	5,000	68,137
Kose Corp.	600	39,203
Kyowa Exeo Corp.	6,000	70,402
Marubeni Corp.	9,200	53,692
Mitsubishi Electric Corp.	20,000	273,127
Mitsubishi Materials Corp.	30,000	118,424
Mitsubishi UFJ Financial Group, Inc.	129,500	954,907
Mizuho Financial Group, Inc.	182,900	402,670
Nichirei Corp.	22,000	122,712
Nippon Telegraph & Telephone Corp.	4,200	290,470
Nippon Yusen KK	33,000	99,331
Nissan Motor Co., Ltd.	29,000	301,189
NOK Corp.	1,400	46,079
NTN Corp.	10,000	58,798
ORIX Corp.	19,600	309,037
Osaka Gas Co., Ltd.	44,000	175,757
Resona Holdings, Inc.	51,000	290,820
Ricoh Co., Ltd.	12,400	128,833
Sanwa Holdings Corp.	19,300	167,422
Seiko Epson Corp.	8,600	158,361
Seino Holdings Co., Ltd.	5,000	61,437
Sekisui Chemical Co., Ltd.	4,000	53,806
Sekisui House Ltd.	14,900	247,992
Senko Co., Ltd.	14,000	86,675
Seven & I Holdings Co., Ltd.	3,300	136,282

	Shares	Value
Sumitomo Mitsui Financial Group, Inc.	3,000	$136,138
Sumitomo Mitsui Trust Holdings, Inc.	80,000	364,034
Sumitomo Osaka Cement Co., Ltd.	14,000	50,073
Sumitomo Rubber Industries Ltd.	23,100	406,160
Suzuki Motor Corp.	4,400	152,736
Tokai Rika Co., Ltd.	6,000	154,402
Tokyo Seimitsu Co., Ltd.	1,400	32,381
Tosoh Corp.	26,000	154,959
Toyota Motor Corp.	11,500	793,276
Tsubakimoto Chain Co.	10,000	89,154
West Japan Railway Co.	2,300	136,398
Yamaha Motor Co., Ltd.	4,500	112,103
Yokohama Rubber Co., Ltd.	18,000	202,527

		11,384,182

Korea (Republic of)—1.6%
Hyundai Hysco Co., Ltd.	1,923	109,008
Korea Electric Power Corp.	1,300	54,007
Korea Gas Corp.	957	44,842
LG Display Co., Ltd.	6,625	174,635
LG Electronics, Inc.	1,621	80,763
Samsung Electronics Co., Ltd. GDR (e)	1,355	802,160
SK Hynix, Inc.	7,292	335,088
SK Telecom Co., Ltd.	984	217,524

		1,818,027

Malaysia—0.2%
Tenaga Nasional Bhd.	60,000	218,455

Mexico—0.2%
Gruma S.A.B. de C.V. ADR	1,358	71,675
Grupo Aeroportuario del Pacifico S.A.B. de C.V. ADR	364	25,917
Industrias Bachoco S.A.B. de C.V. ADR	1,447	83,014
Mexico Real Estate Management S.A. de C.V. REIT	23,700	34,368

		214,974

Netherlands—1.1%
Aegon NV	8,452	64,462
AerCap Holdings NV (e)	6,282	303,044
ASM International NV	4,089	199,685
BE Semiconductor Industries NV	2,403	65,204
BinckBank NV	2,831	26,242
Boskalis Westminster NV	828	40,970
Koninklijke Ahold NV	9,073	184,304
Reed Elsevier NV	5,586	135,450
Wolters Kluwer NV	8,696	270,306

		1,289,667

New Zealand—0.2%
Air New Zealand Ltd.	89,106	188,679

Norway—1.3%
DNB ASA	40,218	704,852
Kongsberg Automotive ASA (e)	124,929	89,003
Leroy Seafood Group ASA	2,361	77,100
Norsk Hydro ASA	29,714	138,768
Salmar ASA	3,265	52,793
SpareBank 1 SMN	29,239	249,806
Yara International ASA	5,160	259,983

		1,572,305

Philippines—0.1%
Universal Robina Corp.	22,710	96,993

	Shares	Value
Poland—0.1%
Energa S.A.	12,006	$73,497
Tauron Polska Energia S.A.	25,736	32,714

		106,211

Singapore—0.7%
AIMS AMP Capital Industrial REIT	22,000	24,561
DBS Group Holdings Ltd.	19,700	296,180
Ezion Holdings Ltd.	37,200	28,219
Fortune REIT	60,000	60,535
Oversea-Chinese Banking Corp., Ltd.	38,600	291,703
Yangzijiang Shipbuilding Holdings Ltd.	66,000	70,683

		771,881

South Africa—0.2%
FirstRand Ltd.	21,270	91,139
Liberty Holdings Ltd.	3,235	41,802
Sibanye Gold Ltd. ADR	4,332	30,757
Telkom S.A. SOC Ltd. (e)	15,518	88,656

		252,354

Spain—0.6%
Banco de Sabadell S.A.	52,997	134,120
Banco Santander S.A.	46,630	332,439
Gas Natural SDG S.A.	5,795	142,444
Mapfre S.A.	13,241	47,177

		656,180

Sweden—0.9%
Bilia AB	1,350	26,603
Boliden AB	8,386	180,068
Holmen AB, Class B	1,388	41,602
Loomis AB, Class B	1,846	54,289
NCC AB, Class B (d)	1,380	42,945
Nordea Bank AB	13,259	172,665
Skandinaviska Enskilda Banken AB, Class A	21,903	270,912
Swedbank AB, Class A	10,909	256,036

		1,045,120

Switzerland—1.2%
ACE Ltd.	3,364	358,199
Bucher Industries AG	413	109,009
Georg Fischer AG	135	102,324
Novartis AG	4,412	452,810
Swiss Life Holding AG (e)	460	110,378
Swiss Re AG	2,653	238,385

		1,371,105

Taiwan—1.0%
Advanced Semiconductor Engineering, Inc.	120,000	171,136
Fubon Financial Holding Co., Ltd.	137,000	280,953
Hon Hai Precision Industry Co., Ltd.	31,200	100,560
Innolux Corp.	134,000	82,461
Micro-Star International Co., Ltd.	45,000	51,050
Siliconware Precision Industries Co., Ltd.	35,000	57,569
Taishin Financial Holding Co., Ltd.	156,933	67,889
Taiwan Semiconductor Manufacturing Co., Ltd.	86,000	409,105

		1,220,723

Thailand—0.2%
Kasikornbank PCL	26,800	154,972
Krung Thai Bank PCL (c)	49,100	26,364
Thai Union Frozen Products PCL (c)	60,100	36,483

		217,819

126	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2015 (Unaudited)

	Shares	Value
Turkey—0.3%
Dogus Otomotiv Servis ve Ticaret AS	6,980	$44,276
Eregli Demir ve Celik Fabrikalari TAS	54,838	88,102
Tekfen Holding AS (e)	42,532	74,889
Turk Hava Yollari AO (e)	31,067	105,276
Turkiye Is Bankasi	44,652	94,819

		407,362

United Kingdom—6.1%
3i Group PLC	14,963	128,964
Aviva PLC	55,260	443,240
Barratt Developments PLC	10,320	93,673
Bellway PLC	6,197	222,811
Berkeley Group Holdings PLC	4,792	226,970
Bovis Homes Group PLC	6,384	106,835
Brit PLC (a)	14,557	62,408
Britvic PLC	6,960	78,018
BT Group PLC	47,025	321,627
Carnival PLC	1,884	91,152
DCC PLC (d)	824	65,564
Dixons Carphone PLC	25,435	185,255
easyJet PLC	14,157	348,525
Galliford Try PLC	8,087	204,442
HSBC Holdings PLC	22,732	215,971
International Game Technology PLC (e)	6,787	122,777
Interserve PLC	15,015	142,522
Ithaca Energy, Inc. (e)	24,455	18,878
ITV PLC	30,390	126,476
Keller Group PLC	8,820	143,769
Legal & General Group PLC	58,267	237,170
Lloyds Banking Group PLC	325,828	438,105
Lookers PLC	10,829	26,770
Man Group PLC	19,277	52,676
Micro Focus International PLC	3,377	68,337
Mondi PLC	10,849	245,083
National Express Group PLC	15,096	71,955
Noble Corp. PLC	7,111	119,109
Pace PLC	26,468	167,024
Paragon Group of Cos. PLC	6,280	42,257
Persimmon PLC	7,049	211,962
Redrow PLC	10,050	67,044
Royal Dutch Shell PLC, Class A	5,829	173,753
Royal Dutch Shell PLC, Class B	24,428	739,161
RPC Group PLC	9,994	93,915
Shire PLC	4,195	362,829
Taylor Wimpey PLC	126,092	354,355
Trinity Mirror PLC	11,183	26,792
WH Smith PLC	8,302	196,776

		7,044,950

United States—49.1%
A Schulman, Inc.	2,642	112,998
ABM Industries, Inc.	1,607	52,131
Actavis PLC (e)	2,474	759,048
Aetna, Inc.	6,641	783,439
AG Mortgage Investment Trust, Inc. REIT	4,235	79,787
AGL Resources, Inc.	1,361	68,554
Air Lease Corp.	2,550	95,957
Aircastle Ltd.	4,844	117,515
Alaska Air Group, Inc.	5,960	385,254
Alcoa, Inc.	15,271	190,888
ALLETE, Inc.	1,019	51,307
Alliance Data Systems Corp. (e)	802	239,020
Allstate Corp.	5,198	349,929
Altria Group, Inc.	14,207	727,398
Amdocs Ltd.	4,672	256,259
Ameren Corp.	6,781	272,800
American Airlines Group, Inc.	2,486	105,332
American Capital Agency Corp. REIT	1,573	32,813
American Electric Power Co., Inc.	5,558	312,860

	Shares	Value
American Financial Group, Inc.	4,458	$283,083
American Railcar Industries, Inc.	2,525	135,769
Ameriprise Financial, Inc.	687	85,593
AmerisourceBergen Corp.	3,261	367,058
Amgen, Inc.	5,666	885,369
Amsurg Corp. (e)	1,841	123,973
Amtrust Financial Services, Inc.	3,230	194,381
Annaly Capital Management, Inc. REIT	7,939	82,883
Anthem, Inc.	4,610	773,788
Anworth Mortgage Asset Corp. REIT	6,428	33,426
Apollo Commercial Real Estate Finance, Inc. REIT	2,119	36,383
Apollo Investment Corp.	6,955	54,597
Apple, Inc.	20,642	2,689,240
Archer-Daniels-Midland Co.	6,863	362,710
Arlington Asset Investment Corp., Class A	1,343	27,787
ARRIS Group, Inc. (e)	1,646	54,334
Arrow Electronics, Inc. (e)	586	35,623
Associated Banc-Corp	3,262	61,880
AT&T, Inc.	25,504	880,908
Atmos Energy Corp.	3,209	173,350
Atwood Oceanics, Inc.	4,757	146,373
Avery Dennison Corp.	1,256	77,759
Avista Corp.	3,539	113,248
Avnet, Inc.	2,159	95,018
Becton Dickinson and Co.	1,557	218,774
Belden, Inc.	3,171	267,696
Benchmark Electronics, Inc. (e)	1,962	45,597
Booz Allen Hamilton Holding Corp.	3,786	95,975
Brocade Communications Systems, Inc.	22,815	282,107
Caleres, Inc.	2,783	86,078
Capital One Financial Corp.	3,346	279,592
Capstead Mortgage Corp. REIT	8,238	97,456
Cardtronics, Inc. (e)	4,654	169,871
CDW Corp.	5,995	222,414
Centene Corp. (e)	1,046	78,806
CenturyLink, Inc.	5,601	186,177
CF Industries Holdings, Inc.	549	173,418
Chemed Corp.	690	85,691
Chevron Corp.	3,153	324,759
Chimera Investment Corp. REIT	3,491	50,375
Cigna Corp.	5,338	751,751
Cisco Systems, Inc.	29,399	861,685
Citigroup, Inc.	12,950	700,336
CNA Financial Corp.	1,871	72,333
Comcast Corp., Class A	18,402	1,071,724
Community Health Systems, Inc. (e)	803	44,414
Conn’s, Inc. (e)	2,277	84,226
ConocoPhillips	14,762	940,044
Consolidated Edison, Inc.	1,334	82,495
Convergys Corp.	8,513	211,378
Cooper Cos., Inc.	1,534	278,835
Crane Co.	1,241	75,118
CVS Health Corp.	8,201	839,618
Delta Air Lines, Inc.	4,573	196,273
Deluxe Corp.	2,785	177,767
DeVry Education Group, Inc.	1,230	39,126
Dillard’s, Inc., Class A	1,397	162,066
DineEquity, Inc.	410	40,016
Discover Financial Services	4,637	270,198
Dr. Pepper Snapple Group, Inc.	2,594	198,804
Duke Energy Corp.	2,525	191,218
Eastman Chemical Co.	1,513	116,153
Edison International	4,728	287,510
EMC Corp.	6,722	177,057
Ensco PLC, Class A	3,500	82,250
Entergy Corp.	4,090	312,762
Enterprise Financial Services Corp.	1,787	37,741
Euronet Worldwide, Inc. (e)	704	42,099

	Shares	Value
EverBank Financial Corp.	3,060	$56,426
Exelon Corp.	8,918	301,696
Exxon Mobil Corp.	6,996	596,059
Fidelity National Information Services, Inc.	1,785	111,920
First Interstate Bancsystem, Inc., Class A	1,613	43,938
First Merchants Corp.	3,989	92,904
Foot Locker, Inc.	3,099	195,857
GameStop Corp., Class A	2,530	109,827
GATX Corp.	4,247	236,600
General Electric Co.	12,467	339,975
Gilead Sciences, Inc. (e)	5,770	647,798
Global Cash Access Holdings, Inc. (e)	10,172	78,630
Global Payments, Inc.	3,048	318,150
Google, Inc., Class A (e)	448	244,303
Google, Inc., Class C (e)	351	186,771
Great Plains Energy, Inc.	3,284	85,614
Green Plains, Inc.	976	32,071
Greenbrier Cos., Inc.	2,876	173,221
Group 1 Automotive, Inc.	679	55,888
Halyard Health, Inc. (e)	525	21,746
Hanesbrands, Inc.	9,585	305,378
Hanover Insurance Group, Inc.	1,460	103,923
HCC Insurance Holdings, Inc.	2,092	119,621
Health Net, Inc. (e)	1,837	114,335
Heartland Payment Systems, Inc.	853	45,593
Hewlett-Packard Co.	20,581	687,405
Humana, Inc.	1,667	357,822
Huntsman Corp.	1,962	44,027
Iconix Brand Group, Inc. (e)	1,519	39,221
Ingram Micro, Inc., Class A (e)	4,518	121,128
Intel Corp.	22,604	778,934
International Business Machines Corp.	2,903	492,494
Intersil Corp., Class A	4,488	60,588
j2 Global, Inc.	950	63,090
Jabil Circuit, Inc.	3,609	88,673
Jack in the Box, Inc.	481	41,756
JetBlue Airways Corp. (e)	3,217	64,855
Johnson & Johnson	14,698	1,471,858
JPMorgan Chase & Co.	1,841	121,101
Kaiser Aluminum Corp.	416	33,750
KeyCorp	4,906	71,529
Kohl’s Corp.	4,532	296,801
Kroger Co.	11,074	806,187
Lam Research Corp.	6,433	529,114
Lear Corp.	2,587	300,144
LifePoint Hospitals, Inc. (e)	2,592	195,152
Lincoln National Corp.	10,614	605,104
LyondellBasell Industries NV, Class A	2,593	262,152
Macy’s, Inc.	4,765	319,017
MainSource Financial Group, Inc.	2,136	42,763
Mallinckrodt PLC (e)	3,993	516,854
Marriott Vacations Worldwide Corp.	684	60,384
McKesson Corp.	2,423	574,808
Mentor Graphics Corp.	4,992	130,341
MetLife, Inc.	4,411	230,519
Micron Technology, Inc. (e)	14,572	406,996
Microsoft Corp.	18,316	858,288
Morgan Stanley	9,401	359,118
Mylan NV (e)	8,937	649,094
Nabors Industries Ltd.	2,550	37,613
Natus Medical, Inc. (e)	3,892	152,022
Norfolk Southern Corp.	2,931	269,652
Northrop Grumman Corp.	2,037	324,250
O’Reilly Automotive, Inc. (e)	546	119,863
Olin Corp.	1,744	50,995
Omega Healthcare Investors, Inc. REIT	1,963	70,727
Omnicare, Inc.	3,323	316,649
ON Semiconductor Corp. (e)	16,718	221,681

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	127

Schedule of Investments

May 31, 2015 (Unaudited)

	Shares	Value
Oracle Corp.	2,586	$112,465
Packaging Corp. of America	619	42,822
PartnerRe Ltd.	2,797	367,610
PBF Energy, Inc., Class A	1,399	37,521
Penske Automotive Group, Inc.	2,068	106,729
PG&E Corp.	11,683	624,690
PharMerica Corp. (e)	12,555	417,579
Pinnacle Foods, Inc.	2,572	108,410
Popular, Inc. (e)	6,574	213,589
Portland General Electric Co.	11,946	417,632
PPL Corp.	3,317	115,133
Providence Service Corp. (e)	885	42,533
Prudential Financial, Inc.	3,424	289,705
Public Service Enterprise Group, Inc.	14,819	631,734
QLogic Corp. (e)	3,757	58,309
Qorvo, Inc. (e)	748	61,448
Quest Diagnostics, Inc.	4,096	308,142
Quintiles Transnational Holdings, Inc. (e)	2,586	180,270
Reinsurance Group of America, Inc.	1,089	101,876
Reynolds American, Inc.	5,946	456,355
Rock-Tenn Co., Class A	1,637	106,634
Rockwell Collins, Inc.	762	72,535
Royal Caribbean Cruises Ltd.	4,237	321,927
Ryder System, Inc.	986	90,367
Sanderson Farms, Inc.	2,309	188,253
Sanmina Corp. (e)	6,970	150,970
SCANA Corp.	1,630	86,651
Skyworks Solutions, Inc.	2,131	233,046
Snap-on, Inc.	264	41,026
Spirit AeroSystems Holdings, Inc., Class A (e)	1,132	61,796
SS&C Technologies Holdings, Inc.	784	46,201
SunTrust Banks, Inc.	1,030	43,960
Symetra Financial Corp.	2,955	72,279
Synaptics, Inc. (e)	652	64,965
SYNNEX Corp.	2,082	172,119
Syntel, Inc. (e)	974	46,275
Target Corp.	1,319	104,623
Teleflex, Inc.	388	49,951
Time Warner Cable, Inc.	903	163,344
Travelers Cos., Inc.	4,446	449,580
Trinity Industries, Inc.	4,809	144,222
Tutor Perini Corp. (e)	1,691	35,443
Tyson Foods, Inc., Class A	11,465	486,689
Umpqua Holdings Corp.	3,010	52,946
Union Pacific Corp.	8,773	885,283
United Continental Holdings, Inc. (e)	2,396	130,798
United Therapeutics Corp. (e)	900	165,348
UnitedHealth Group, Inc.	6,724	808,292
USANA Health Sciences, Inc. (e)	305	39,067
Valero Energy Corp.	4,979	294,956
Verint Systems, Inc. (e)	1,569	101,467
Verizon Communications, Inc.	21,517	1,063,800
Voya Financial, Inc.	6,376	288,897
Walt Disney Co.	9,043	998,076
Webster Financial Corp.	1,646	62,367
Wells Fargo & Co.	19,479	1,090,045
WesBanco, Inc.	2,827	89,446
West Corp.	1,224	37,454
Westar Energy, Inc.	5,924	217,233
Western Alliance Bancorp (e)	1,940	60,819
Western Digital Corp.	4,334	421,958
Western Union Co.	8,640	189,648
Whirlpool Corp.	723	133,213
Wintrust Financial Corp.	1,261	63,176
World Fuel Services Corp.	735	36,772
WSFS Financial Corp.	1,242	30,640
Xcel Energy, Inc.	6,412	218,329

		57,047,806

Total Common Stock (cost—$102,157,860)		109,347,576

	Shares	Value
Preferred Stock—0.5%
Brazil—0.3%
Banco Bradesco S.A.	6,120	54,184
Braskem S.A., Class A	4,500	18,317
Cia Energetica de Sao Paulo, Class B	11,900	73,910
Cia Paranaense de Energia	9,200	94,619
Itau Unibanco Holding S.A.	10,350	111,514

		352,544

Korea (Republic of)—0.2%
Hyundai Motor Co.	2,811	296,061

Total Preferred Stock (cost—$745,911)		648,605

Rights—0.0%
Italy—0.0%
Unipol Gruppo Finanziario SpA,strike price $3.71, expires 6/3/15 (c)(e) (cost—$0)	27,248	—

	Principal Amount (000s)
Repurchase Agreements—3.9%
State Street Bank and Trust Co., dated 5/29/15, 0.00%, due 6/1/15, proceeds $4,517,000; collateralized by U.S. Treasury Notes, 2.125%, due 9/30/21, valued at $4,611,475 including accrued interest
(cost—$4,517,000)	$4,517	4,517,000

Total Investments (cost—$107,420,771) (b)—98.6%		114,513,181

Other assets less liabilities—1.4%		1,576,636

Net Assets—100.0%		$116,089,817

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $43,405,808, representing 37.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $76,195, representing 0.1% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Affiliated security.

(e) Non-income producing.

Glossary:

ADR—American Depositary Receipt

€—Euro

GDR—Global Depositary Receipt

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	11.5%
Insurance	6.4%
Health Care Providers & Services	5.8%
Pharmaceuticals	5.0%
Technology Hardware, Storage & Peripherals	4.9%
Oil, Gas & Consumable Fuels	3.7%
Semiconductors & Semiconductor Equipment	3.4%
Diversified Telecommunication Services	3.3%
Electric Utilities	3.1%
Automobiles	3.0%
Media	2.9%
Auto Components	2.7%
Road & Rail	2.2%
Food & Staples Retailing	2.1%
IT Services	2.1%
Airlines	1.9%
Food Products	1.8%
Household Durables	1.7%
Multi-Utilities	1.5%
Electronic Equipment, Instruments & Components	1.5%
Biotechnology	1.5%
Software	1.2%
Metals & Mining	1.1%
Trading Companies & Distributors	1.1%
Communications Equipment	1.0%
Health Care Equipment & Supplies	1.0%
Specialty Retail	1.0%
Tobacco	1.0%
Machinery	1.0%
Wireless Telecommunication Services	0.9%
Multi-line Retail	0.9%
Chemicals	0.8%
Construction & Engineering	0.8%
Diversified Financial Services	0.8%
Containers & Packaging	0.8%
Hotels, Restaurants & Leisure	0.8%
Gas Utilities	0.7%
Capital Markets	0.6%
Real Estate Investment Trust	0.6%
Independent Power and Renewable Electricity Producers	0.6%
Paper & Forest Products	0.5%
Industrial Conglomerates	0.5%
Commercial Services & Supplies	0.5%
Internet Software & Services	0.5%
Aerospace & Defense	0.5%
Beverages	0.5%
Consumer Finance	0.4%
Textiles, Apparel & Luxury Goods	0.4%
Marine	0.4%
Real Estate Management & Development	0.4%
Energy Equipment & Services	0.3%
Thrifts & Mortgage Finance	0.2%
Electrical Equipment	0.2%
Life Sciences Tools & Services	0.2%
Professional Services	0.1%
Building Products	0.1%
Transportation Infrastructure	0.1%
Air Freight & Logistics	0.1%
Diversified Consumer Services	0.1%
Construction Materials	0.0%
Personal Products	0.0%
Distributors	0.0%
Repurchase Agreements	3.9%
Other assets less liabilities	1.4%

100.0%

128	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2015 (Unaudited)

AllianzGI Best Styles International Equity Fund

	Shares	Value
Common Stock—95.3%
Australia—5.1%
Abacus Property Group REIT	15,398	$34,202
Australia & New Zealand Banking Group Ltd.	7,786	196,797
Bank of Queensland Ltd.	11,197	113,069
Bendigo and Adelaide Bank Ltd.	11,020	103,215
Commonwealth Bank of Australia	734	47,563
CSR Ltd.	17,974	57,606
Dexus Property Group REIT	13,387	81,684
Downer EDI Ltd.	19,986	78,218
Echo Entertainment Group Ltd.	23,347	83,118
Federation Centres REIT	49,653	114,925
Genworth Mortgage Insurance Australia Ltd.	29,581	71,291
Independence Group NL	4,483	16,520
Investa Office Fund REIT	9,573	28,944
Lend Lease Group	9,638	122,051
Orora Ltd.	18,395	30,803
Select Harvests Ltd.	3,224	25,484
Sigma Pharmaceuticals Ltd.	63,522	42,111
Tassal Group Ltd.	11,787	29,629
Transfield Services Ltd. (e)	10,590	13,411
Westpac Banking Corp.	16,767	429,570

		1,720,211

Belgium—1.2%
Anheuser-Busch InBev NV	126	15,203
bpost S.A. (d)	2,677	77,274
Delhaize Group S.A.	1,916	171,026
Elia System Operator S.A.	902	39,113
Exmar NV	1,407	14,103
Ontex Group NV (d)	2,075	64,075
Warehouses De Pauw CVA REIT	258	19,495

		400,289

Bermuda—0.1%
North Atlantic Drilling Ltd.	19,616	26,089

Cayman Islands—0.2%
Phoenix Group Holdings	6,411	83,911

China—0.4%
Global Brands Group Holding Ltd. (e)	238,000	53,053
Huabao International Holdings Ltd.	66,000	62,821
Wasion Group Holdings Ltd.	22,000	34,212

		150,086

Denmark—1.4%
AP Moeller—Maersk A/S, Class B	139	267,922
Bakkafrost P/F	2,123	56,219
Danske Bank A/S	625	18,321
Novo Nordisk A/S, Class B	306	17,359
Schouw & Co.	397	21,654
TDC A/S	13,744	102,641

		484,116

Finland—0.9%
UPM-Kymmene Oyj	16,356	293,938

France—7.0%
APERAM S.A. (e)	1,744	72,061
AXA S.A.	15,399	386,920
Boiron S.A.	173	17,872
Casino Guichard Perrachon S.A.	444	34,797
Coface S.A. (d)	4,007	44,920
Electricite de France S.A.	4,135	101,563
Elior Participations SCA (a)	2,887	52,553
GDF Suez	4,682	94,377

	Shares	Value
Generale de Sante S.A.	1,901	$30,661
Lagardere SCA	2,364	71,517
Natixis S.A.	13,338	99,927
Norbert Dentressangle S.A.	156	37,622
Orange S.A.	19,039	300,130
Rallye S.A.	1,178	37,733
Renault S.A.	685	70,914
Sanofi	625	61,550
Suez Environnement Co.	2,189	42,172
Technicolor S.A.	6,606	42,335
Teleperformance	998	73,505
Total S.A.	5,073	256,011
UBISOFT Entertainment (e)	4,474	80,667
Valeo S.A.	2,200	350,462

		2,360,269

Germany—8.4%
Bayer AG	505	71,795
Daimler AG	5,197	487,452
Deutsche Post AG	6,405	193,557
Deutsche Telekom AG	23,873	411,825
Deutsche Wohnen AG	6,481	158,025
Duerr AG	802	82,107
Hannover Rueck SE	1,646	160,120
K&S AG	4,898	159,801
Krones AG	707	77,548
KUKA AG	998	79,138
Merck KGaA	2,941	315,127
MTU Aero Engines AG	1,230	117,482
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,691	312,470
Rhoen Klinikum AG	1,871	52,172
Siemens AG	132	13,909
Stada Arzneimittel AG	1,287	44,731
TUI AG	4,164	73,922
Wacker Neuson SE	1,094	25,273

		2,836,454

Hong Kong—1.0%
BOC Hong Kong Holdings Ltd.	8,500	34,943
HK Electric Investments & HK Electric Investments Ltd. (a)	93,000	63,210
Hutchison Whampoa Ltd. (c)	5,000	74,159
Noble Group Ltd.	29,000	17,072
PCCW Ltd.	101,000	63,088
Power Assets Holdings Ltd.	8,500	81,280

		333,752

Ireland—0.8%
Total Produce PLC	3,031	3,729
XL Group PLC	7,050	265,644

		269,373

Israel—0.4%
Bank Hapoalim BM	24,586	128,841

Italy—3.7%
Enel SpA	70,115	340,811
Hera SpA	28,746	75,979
Intesa Sanpaolo SpA	113,074	409,631
Snam SpA	54,221	268,557
Terna Rete Elettrica Nazionale SpA	22,461	107,254
UniCredit SpA	7,834	54,963

		1,257,195

Japan—23.9%
Accordia Golf Co., Ltd.	4,700	43,561
Aderans Co., Ltd.	2,300	20,403
AOKI Holdings, Inc.	3,500	49,735
Aoyama Trading Co., Ltd.	2,000	76,089

	Shares	Value
Aozora Bank Ltd.	41,000	$157,664
Arrk Corp. (e)	15,600	16,654
As One Corp.	500	17,426
Asahi Holdings, Inc.	2,300	40,997
Asahi Kasei Corp.	27,000	238,839
Awa Bank Ltd.	5,000	30,470
Chiyoda Co., Ltd.	1,700	37,481
Chudenko Corp.	1,700	32,453
Coca-Cola East Japan Co., Ltd.	2,900	53,558
COMSYS Holdings Corp.	4,700	67,978
DCM Holdings Co., Ltd.	6,600	60,317
Duskin Co., Ltd.	2,900	47,559
EDION Corp.	5,900	44,034
FUJIFILM Holdings Corp.	1,100	41,858
Gunze Ltd.	11,000	29,406
Heiwa Corp.	1,700	32,871
Hitachi Ltd.	40,000	272,284
Hokkoku Bank Ltd.	5,000	17,359
Hokuriku Electric Power Co.	5,300	80,257
Honda Motor Co., Ltd.	12,400	426,375
Inabata & Co., Ltd.	2,300	23,961
J Trust Co., Ltd.	4,100	41,359
Japan Petroleum Exploration Co., Ltd.	1,100	36,700
JFE Holdings, Inc.	11,700	284,275
Kato Sangyo Co., Ltd.	500	10,904
Kawasaki Kisen Kaisha Ltd.	23,000	58,066
Kissei Pharmaceutical Co., Ltd.	1,700	44,694
Kiyo Bank Ltd.	2,900	41,496
Kokuyo Co., Ltd.	5,300	46,239
Kurabo Industries Ltd.	1,000	2,104
Kuraray Co., Ltd.	1,700	22,237
Kuroda Electric Co., Ltd.	2,300	40,749
Kyokuto Kaihatsu Kogyo Co., Ltd.	2,300	26,080
Marubeni Corp.	45,400	264,960
Marudai Food Co., Ltd.	5,000	18,128
Megmilk Snow Brand Co., Ltd.	2,900	36,592
Mitsubishi Chemical Holdings Corp.	27,600	173,104
Mitsubishi Gas Chemical Co., Inc.	5,000	28,955
Mitsubishi Materials Corp.	34,000	134,214
Mitsubishi UFJ Financial Group, Inc.	74,200	547,136
Mitsui & Co., Ltd.	18,000	251,726
Mitsui OSK Lines Ltd.	11,000	37,635
Mizuho Financial Group, Inc.	213,500	470,039
Mochida Pharmaceutical Co., Ltd.	500	27,960
Nagase & Co., Ltd.	5,900	79,109
Nanto Bank Ltd.	5,000	18,079
NEC Networks & System Integration Corp.	1,700	36,126
NH Foods Ltd.	5,000	108,227
Nippon Densetsu Kogyo Co., Ltd.	2,300	40,017
Nippon Flour Mills Co., Ltd.	5,000	27,449
Nippon Steel & Sumitomo Metal Corp.	72,000	197,114
Nissan Motor Co., Ltd.	33,400	346,887
Nisshin Oillio Group Ltd.	5,000	18,594
Nitto Denko Corp.	500	38,716
Otsuka Holdings Co., Ltd.	8,900	277,712
Press Kogyo Co., Ltd.	5,000	22,163
Ricoh Co., Ltd.	8,000	83,118
Sekisui House Ltd.	1,100	18,308
Senko Co., Ltd.	5,000	30,955
Senshu Ikeda Holdings, Inc.	8,900	40,121
Showa Corp.	3,500	36,610
Sumitomo Corp.	8,900	105,565
Sumitomo Dainippon Pharma Co., Ltd.	3,500	39,749
Sumitomo Electric Industries Ltd.	3,500	55,661
Sumitomo Metal Mining Co., Ltd.	13,000	199,977

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	129

Schedule of Investments

May 31, 2015 (Unaudited)

	Shares	Value
Sumitomo Mitsui Financial Group, Inc.	9,800	$444,717
Takara Standard Co., Ltd.	5,000	36,719
Toagosei Co., Ltd.	11,000	47,170
Tohoku Electric Power Co., Inc.	1,100	15,377
Torii Pharmaceutical Co., Ltd.	500	12,860
Toyota Motor Corp.	10,400	717,397
United Super Markets Holdings, Inc. (e)	3,500	29,638
West Japan Railway Co.	5,400	320,239
Yellow Hat Ltd.	500	10,009
Yokohama Reito Co., Ltd.	2,300	15,781

		8,075,105

Netherlands—1.7%
AerCap Holdings NV (e)	2,498	120,503
BE Semiconductor Industries NV	1,973	53,536
Boskalis Westminster NV	2,165	107,125
Heineken Holding NV	2,266	157,384
NN Group NV (e)	3,825	106,895
Unilever NV	1,052	44,945

		590,388

New Zealand—0.4%
Air New Zealand Ltd.	34,599	73,262
Sky Network Television Ltd.	11,420	51,359

		124,621

Norway—3.3%
Atea ASA	3,988	44,646
Austevoll Seafood ASA	7,129	40,320
Borregaard ASA	4,404	31,718
BW Offshore Ltd.	35,444	27,385
DNB ASA	18,285	320,459
Leroy Seafood Group ASA	1,203	39,285
Marine Harvest ASA	7,544	86,680
Salmar ASA	3,995	64,597
Ship Finance International Ltd.	3,224	52,712
Sparebank 1 Nord Norge	2,906	16,341
SpareBank 1 SMN	5,421	46,315
Veidekke ASA	2,418	28,626
Yara International ASA	6,336	319,235

		1,118,319

Singapore—0.6%
DBS Group Holdings Ltd.	5,000	75,173
Fortune REIT	41,000	41,365
Mapletree Logistics Trust REIT	66,000	57,036
Religare Health Trust UNIT	29,000	22,783
United Engineers Ltd.	5,000	10,051

		206,408

Spain—3.4%
Applus Services S.A. (e)	4,747	56,006
Banco Santander S.A.	61,761	440,312
Gas Natural SDG S.A.	9,991	245,584
Iberdrola S.A.	48,993	338,584
Merlin Properties Socimi S.A. REIT (e)	5,884	76,579

		1,157,065

Sweden—3.5%
BillerudKorsnas AB	3,779	64,066
Boliden AB	8,837	189,753
ICA Gruppen AB	2,832	98,712
Klovern AB, Class A	13,665	13,303
Loomis AB, Class B	2,792	82,110
Securitas AB, Class B	1,534	20,862
Skanska AB, Class B	12,787	266,492
Swedbank AB, Class A	12,353	289,927
Tele2 AB, Class B	9,209	108,419
Telefonaktiebolaget LM Ericsson, Class B	3,405	38,325

		1,171,969

	Shares	Value
Switzerland—8.6%
ACE Ltd.	2,166	$230,636
Aryzta AG	1,083	69,040
Aryzta AG	1,504	95,357
Baloise Holding AG	397	49,476
Flughafen Zuerich AG	29	22,957
Nestle S.A.	5,763	446,500
Novartis AG	8,420	864,157
Pargesa Holding S.A.	1,132	79,751
Roche Holding AG	1,124	342,675
Siegfried Holding AG (e)	126	22,992
Swiss Life Holding AG (e)	475	113,977
Swiss Re AG	1,279	114,924
Swisscom AG	107	62,027
Zurich Insurance Group AG (e)	1,222	390,067

		2,904,536

United Kingdom—19.3%
3i Group PLC	17,272	148,866
AstraZeneca PLC	2,360	158,935
Aviva PLC	33,139	265,807
Barratt Developments PLC	14,595	132,477
Bellway PLC	3,528	126,848
Berkeley Group Holdings PLC	2,647	125,373
Bovis Homes Group PLC	5,108	85,482
BP PLC	81,797	566,013
Brit PLC (a)	6,997	29,997
British American Tobacco PLC	805	44,464
BT Group PLC	61,270	419,055
Cranswick PLC	775	18,988
Direct Line Insurance Group PLC	13,093	67,505
easyJet PLC	4,241	104,407
Enterprise Inns PLC (e)	24,238	47,996
Evraz PLC	18,258	47,049
Galliford Try PLC	2,779	70,254
GlaxoSmithKline PLC	2,526	56,126
Go-Ahead Group PLC	1,515	61,532
Greggs PLC	4,668	84,715
Hammerson PLC REIT	2,196	22,444
HSBC Holdings PLC	72,994	693,499
International Consolidated Airlines Group S.A. (e)	20,260	171,112
International Consolidated Airlines Group S.A. (e)	33,224	282,092
Legal & General Group PLC	74,170	301,901
Lloyds Banking Group PLC	359,571	483,475
National Grid PLC	18,927	271,014
Navigator Holdings Ltd. (e)	2,785	51,968
Northgate PLC	3,820	36,753
Pace PLC	12,847	81,070
Persimmon PLC	4,962	149,207
Petra Diamonds Ltd. (e)	17,348	46,136
Royal Dutch Shell PLC, Class A	17,613	525,016
Royal Dutch Shell PLC, Class B	14,304	432,821
Safestore Holdings PLC REIT	4,085	17,029
Shire PLC	800	69,193
Spirit Pub Co. PLC	33,801	59,152
Taylor Wimpey PLC	50,111	140,826
Vodafone Group PLC	4,308	16,840
Xchanging PLC	6,847	13,199

		6,526,636

Total Common Stock (cost—$30,816,097)		32,219,571

Preferred Stock—2.4%
Germany—2.1%
Henkel AG & Co. KGaA	2,815	336,976
Volkswagen AG	1,543	374,977

		711,953

	Shares	Value
Spain—0.3%
Grifols S.A., Class B	3,016	$96,657

Total Preferred Stock (cost—$770,396)		808,610

Rights—0.0%
Germany—0.0%
Deutsche Wohnen AG, exercise price €21.50, expires 6/3/15 (e) (cost—$0)	6,481	213

	Principal Amount (000s)
Repurchase Agreements—1.6%
State Street Bank and Trust Co., dated 5/29/15, 0.00%, due 6/1/15, proceeds $557,000; collateralized by U.S. Treasury Notes, 2.125%, due 9/30/21, valued at $572,600 including accrued interest
(cost—$557,000)	$557	557,000

Total Investments (cost—$32,143,493) (b)—99.3%		33,585,394

Other assets less liabilities—0.7%		246,976

Net Assets—100.0%		$33,832,370

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $31,443,413, representing 92.9% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Security with a value of $74,159, representing 0.2% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Affiliated security.

(e) Non-income producing.

Glossary:

€—Euro

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

130	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2015 (Unaudited)

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	17.1%
Insurance	8.5%
Pharmaceuticals	7.2%
Automobiles	7.1%
Oil, Gas & Consumable Fuels	5.9%
Diversified Telecommunication Services	4.0%
Food Products	3.8%
Metals & Mining	3.6%
Electric Utilities	3.3%
Chemicals	3.3%
Trading Companies & Distributors	2.6%
Household Durables	2.4%
Airlines	1.8%
Construction & Engineering	1.8%
Gas Utilities	1.5%
Real Estate Investment Trust	1.5%
Food & Staples Retailing	1.5%
Multi-Utilities	1.4%
Auto Components	1.4%
Road & Rail	1.4%
Marine	1.0%
Household Products/Wares	1.0%
Commercial Services & Supplies	0.9%
Air Freight & Logistics	0.9%
Hotels, Restaurants & Leisure	0.9%
Electronic Equipment, Instruments & Components	0.9%
Paper & Forest Products	0.9%
Real Estate Management & Development	0.9%
Machinery	0.9%
Specialty Retail	0.8%
Beverages	0.8%
Health Care Providers & Services	0.6%
Media	0.5%
Professional Services	0.5%
Capital Markets	0.4%
Aerospace & Defense	0.4%
Wireless Telecommunication Services	0.3%
Technology Hardware, Storage & Peripherals	0.3%
Diversified Financial Services	0.3%
Communications Equipment	0.3%
Biotechnology	0.3%
Containers & Packaging	0.3%
Personal Products	0.3%
IT Services	0.2%
Industrial Conglomerates	0.2%
Textiles, Apparel & Luxury Goods	0.2%
Software	0.2%
Thrifts & Mortgage Finance	0.2%
Construction Materials	0.2%
Semiconductors & Semiconductor Equipment	0.2%
Energy Equipment & Services	0.2%
Tobacco	0.1%
Consumer Finance	0.1%
Building Products	0.1%
Leisure Equipment & Products	0.1%
Life Sciences Tools & Services	0.1%
Transportation Infrastructure	0.1%
Real Estate	0.0%
Repurchase Agreements	1.6%
Other assets less liabilities	0.7%

100.0%

AllianzGI Best Styles U.S. Equity Fund

	Shares	Value
Common Stock—93.2%
Aerospace & Defense—0.4%
Northrop Grumman Corp.	1,683	$267,900

Air Freight & Logistics—0.5%
FedEx Corp.	1,699	294,301

Airlines—1.2%
Alaska Air Group, Inc.	2,301	148,737
American Airlines Group, Inc.	1,589	67,326
Delta Air Lines, Inc.	4,605	197,647
JetBlue Airways Corp. (b)	2,922	58,907
Southwest Airlines Co.	6,991	259,016

		731,633

Auto Components—1.0%
Delphi Automotive PLC	1,609	139,951
Lear Corp.	1,620	187,952
Magna International, Inc.	4,732	271,949

		599,852

Automobiles—0.3%
General Motors Co.	4,510	162,225

Banks—6.2%
Bank of America Corp.	34,514	569,481
BB&T Corp.	1,896	74,835
Citigroup, Inc.	9,810	530,525
JPMorgan Chase & Co.	12,149	799,161
KeyCorp	5,990	87,334
PNC Financial Services Group, Inc.	2,389	228,603
SunTrust Banks, Inc.	3,148	134,357
Toronto-Dominion Bank	2,700	117,566
U.S. Bancorp	2,589	111,612
Webster Financial Corp.	1,854	70,248
Wells Fargo & Co.	17,902	1,001,796

		3,725,518

Beverages—1.3%
Coca-Cola Co.	3,681	150,774
Dr. Pepper Snapple Group, Inc.	3,788	290,312
Molson Coors Brewing Co., Class B	2,660	195,191
PepsiCo, Inc.	1,390	134,038

		770,315

Biotechnology—2.1%
Amgen, Inc.	2,586	404,088
Biogen, Inc. (b)	197	78,207
Celgene Corp. (b)	494	56,533
Gilead Sciences, Inc. (b)	5,368	602,666
United Therapeutics Corp. (b)	801	147,160

		1,288,654

Capital Markets—1.2%
Ameriprise Financial, Inc.	1,045	130,196
Goldman Sachs Group, Inc.	1,540	317,533
Legg Mason, Inc.	645	34,417
Morgan Stanley	6,473	247,269

		729,415

Chemicals—1.0%
CF Industries Holdings, Inc.	300	94,764
Chemtrade Logistics Income Fund UNIT	2,660	44,062
Dow Chemical Co.	946	49,258
Minerals Technologies, Inc.	960	64,618
Mosaic Co.	1,800	82,530
PPG Industries, Inc.	1,140	260,935

		596,167

Commercial Services & Supplies—0.2%
Pitney Bowes, Inc.	3,411	74,531
Waste Management, Inc.	1,125	55,856

		130,387

	Shares	Value
Communications Equipment—1.9%
ARRIS Group, Inc. (b)	2,394	$79,026
Brocade Communications Systems, Inc.	17,186	212,505
Cisco Systems, Inc.	20,477	600,181
QUALCOMM, Inc.	3,598	250,708

		1,142,420

Consumer Finance—1.4%
Capital One Financial Corp.	5,089	425,237
Discover Financial Services	5,326	310,346
Navient Corp.	7,051	135,873

		871,456

Containers & Packaging—1.1%
Ball Corp.	1,600	113,584
Bemis Co., Inc.	1,333	61,238
CCL Industries, Inc., Class B	608	70,661
MeadWestvaco Corp.	2,311	116,798
Packaging Corp. of America	3,609	249,671
Sonoco Products Co.	1,848	83,197

		695,149

Diversified Consumer Services—0.1%
Graham Holdings Co., Class B	72	77,112

Diversified Financial Services—2.8%
Berkshire Hathaway, Inc., Class B (b)	5,670	810,810
IntercontinentalExchange Group, Inc.	1,430	338,595
McGraw Hill Financial, Inc.	1,060	109,975
Voya Financial, Inc.	9,158	414,949

		1,674,329

Diversified Telecommunication Services—1.7%
AT&T, Inc.	5,722	197,638
BCE, Inc.	2,060	90,278
CenturyLink, Inc.	10,597	352,244
Frontier Communications Corp.	25,995	133,874
Verizon Communications, Inc.	5,193	256,742

		1,030,776

Electric Utilities—2.7%
American Electric Power Co., Inc.	1,540	86,687
Duke Energy Corp.	3,474	263,086
Edison International	979	59,533
Entergy Corp.	2,610	199,587
Eversource Energy	1,250	61,562
NextEra Energy, Inc.	2,520	257,897
Portland General Electric Co.	3,843	134,351
PPL Corp.	7,600	263,796
Westar Energy, Inc.	2,305	84,524
Xcel Energy, Inc.	7,416	252,515

		1,663,538

Electronic Equipment, Instruments & Components—2.4%
Arrow Electronics, Inc. (b)	1,729	105,106
Avnet, Inc.	3,845	169,218
Benchmark Electronics, Inc. (b)	1,567	36,417
CDW Corp.	2,956	109,668
Corning, Inc.	15,714	328,737
Flextronics International Ltd. (b)	20,140	244,701
Jabil Circuit, Inc.	3,620	88,943
SYNNEX Corp.	771	63,739
TE Connectivity Ltd.	4,271	294,699

		1,441,228

Energy Equipment & Services—0.4%
Helmerich & Payne, Inc.	1,240	90,508
Schlumberger Ltd.	1,850	167,924

		258,432

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	131

Schedule of Investments

May 31, 2015 (Unaudited)

	Shares	Value
Food & Staples Retailing—3.0%
Alimentation Couche-Tard, Inc., Class B	2,826	$110,122
Costco Wholesale Corp.	2,610	372,160
CVS Health Corp.	4,045	414,127
Empire Co., Ltd.	2,018	144,551
George Weston Ltd.	1,756	142,714
Kroger Co.	6,280	457,184
SpartanNash Co.	2,231	69,741
Wal-Mart Stores, Inc.	1,369	101,676

		1,812,275

Food Products—1.7%
Archer-Daniels-Midland Co.	9,591	506,884
Cal-Maine Foods, Inc. (a)	1,800	102,042
Pilgrim’s Pride Corp.	1,890	48,346
Sanderson Farms, Inc.	856	69,790
Tyson Foods, Inc., Class A	7,001	297,193

		1,024,255

Gas Utilities—0.3%
AGL Resources, Inc.	1,485	74,800
Atmos Energy Corp.	1,560	84,271

		159,071

Health Care Equipment & Supplies—1.2%
Becton Dickinson and Co.	1,104	155,123
Medtronic PLC	7,225	551,412

		706,535

Health Care Providers & Services—5.5%
Aetna, Inc.	3,258	384,346
Anthem, Inc.	2,531	424,828
Cardinal Health, Inc.	1,880	165,760
Chemed Corp.	446	55,389
Cigna Corp.	1,947	274,196
HealthSouth Corp.	1,875	80,925
Humana, Inc.	2,190	470,083
Laboratory Corp. of America Holdings (b)	2,310	272,464
McKesson Corp.	564	133,798
MEDNAX, Inc. (b)	822	58,510
Quest Diagnostics, Inc.	3,668	275,944
UnitedHealth Group, Inc.	3,428	412,080
Universal Health Services, Inc., Class B	2,360	305,809

		3,314,132

Hotels, Restaurants & Leisure—1.2%
Brinker International, Inc.	2,320	128,018
Carnival Corp.	7,120	329,869
Cracker Barrel Old Country Store, Inc.	464	65,461
Darden Restaurants, Inc.	2,040	133,702
Marriott Vacations Worldwide Corp.	917	80,953

		738,003

Household Durables—0.2%
Whirlpool Corp.	658	121,236

Household Products—0.7%
Procter & Gamble Co.	4,273	334,960
Spectrum Brands Holdings, Inc.	863	83,409

		418,369

Industrial Conglomerates—2.3%
3M Co.	585	93,062
Danaher Corp.	3,310	285,719
General Electric Co.	36,991	1,008,745

		1,387,526

Insurance—5.0%
ACE Ltd.	2,782	296,227
Allstate Corp.	4,917	331,012
American International Group, Inc.	5,336	312,743

	Shares	Value
Aspen Insurance Holdings Ltd.	3,587	$166,293
Assurant, Inc.	3,899	256,749
Axis Capital Holdings Ltd.	2,311	127,197
Everest Re Group Ltd.	1,605	291,324
Hanover Insurance Group, Inc.	950	67,621
Lincoln National Corp.	1,480	84,375
MetLife, Inc.	4,664	243,741
Montpelier Re Holdings Ltd.	2,142	81,546
PartnerRe Ltd.	834	109,613
Progressive Corp.	4,140	113,188
Prudential Financial, Inc.	2,175	184,027
Travelers Cos., Inc.	3,729	377,076

		3,042,732

Internet Software & Services—1.8%
Facebook, Inc., Class A (b)	4,942	391,357
Google, Inc., Class A (b)	524	285,747
Google, Inc., Class C (b)	535	284,679
j2 Global, Inc.	1,185	78,696
Yahoo!, Inc. (b)	1,540	66,120

		1,106,599

IT Services—2.6%
Amdocs Ltd.	4,244	232,783
Broadridge Financial Solutions, Inc.	6,232	337,650
Convergys Corp.	3,709	92,095
DH Corp.	2,292	75,233
Euronet Worldwide, Inc. (b)	979	58,544
International Business Machines Corp.	680	115,362
Jack Henry & Associates, Inc.	3,260	212,161
Visa, Inc., Class A	1,024	70,328
Western Union Co.	14,050	308,398
Xerox Corp.	8,820	100,724

		1,603,278

Machinery—0.7%
American Railcar Industries, Inc.	577	31,025
PACCAR, Inc.	1,997	126,929
Snap-on, Inc.	708	110,023
Trinity Industries, Inc.	4,832	144,912

		412,889

Media—3.4%
Cinemark Holdings, Inc.	3,810	154,419
Comcast Corp., Class A	10,009	585,126
Gannett Co., Inc.	4,010	143,518
Interpublic Group of Cos., Inc.	4,360	89,031
Shaw Communications, Inc., Class B	8,913	196,737
Time Warner Cable, Inc.	713	128,975
Time Warner, Inc.	3,790	320,179
Walt Disney Co.	4,011	442,694

		2,060,679

Metals & Mining—0.3%
Alcoa, Inc.	13,637	170,462

Multi-line Retail—1.7%
Canadian Tire Corp., Ltd., Class A	1,715	177,830
Dillard’s, Inc., Class A	1,287	149,305
Kohl’s Corp.	588	38,508
Macy’s, Inc.	3,607	241,489
Target Corp.	5,010	397,393

		1,004,525

Multi-Utilities—2.1%
Ameren Corp.	5,870	236,150
CMS Energy Corp.	6,122	209,005
DTE Energy Co.	2,458	194,747
NiSource, Inc.	1,579	74,497
PG&E Corp.	3,210	171,639
Public Service Enterprise Group, Inc.	4,080	173,931

	Shares	Value
SCANA Corp.	4,555	$242,144

		1,302,113

Oil, Gas & Consumable Fuels—4.8%
Chevron Corp.	3,898	401,494
ConocoPhillips	1,772	112,841
Devon Energy Corp.	2,237	145,897
EOG Resources, Inc.	1,342	119,022
Exxon Mobil Corp.	11,539	983,123
Marathon Petroleum Corp.	2,240	231,750
PBF Energy, Inc., Class A	3,897	104,517
Phillips 66	2,849	225,413
Tesoro Corp.	2,270	200,895
Valero Energy Corp.	4,615	273,393
Western Refining, Inc.	1,791	78,768

		2,877,113

Paper & Forest Products—0.2%
Domtar Corp.	1,516	65,521
Western Forest Products, Inc.	29,679	52,504

		118,025

Personal Products—0.1%
USANA Health Sciences, Inc. (b)	541	69,297

Pharmaceuticals—4.5%
AbbVie, Inc.	9,274	617,555
Actavis PLC (b)	716	219,676
Johnson & Johnson	7,313	732,324
Mallinckrodt PLC (b)	2,183	282,567
Merck & Co., Inc.	5,319	323,874
Mylan NV (b)	3,109	225,807
Pfizer, Inc.	9,208	319,978

		2,721,781

Professional Services—0.1%
Huron Consulting Group, Inc. (b)	649	41,731

Real Estate Investment Trust—0.3%
Annaly Capital Management, Inc.	8,734	91,183
Starwood Property Trust, Inc.	4,257	101,700

		192,883

Road & Rail—2.1%
CSX Corp.	11,890	405,211
Norfolk Southern Corp.	673	61,916
Ryder System, Inc.	2,683	245,897
Union Pacific Corp.	5,151	519,787
Werner Enterprises, Inc.	2,240	61,645

		1,294,456

Semiconductors & Semiconductor Equipment—4.1%
Avago Technologies Ltd.	850	125,859
Broadcom Corp., Class A	7,700	437,745
Cabot Microelectronics Corp. (b)	2,310	106,676
Cirrus Logic, Inc. (b)	2,560	96,640
Cypress Semiconductor Corp.	5,205	71,465
Intel Corp.	22,988	792,166
Lam Research Corp.	1,348	110,873
Micron Technology, Inc. (b)	11,177	312,174
ON Semiconductor Corp. (b)	23,341	309,502
Qorvo, Inc. (b)	850	69,828
Texas Instruments, Inc.	1,208	67,551

		2,500,479

Software—2.4%
Microsoft Corp.	20,042	939,168
Oracle Corp.	5,000	217,450
Symantec Corp.	3,610	88,896
Synopsys, Inc. (b)	2,440	121,732
Verint Systems, Inc. (b)	875	56,586

		1,423,832

Specialty Retail—3.3%
AutoNation, Inc. (b)	1,320	82,381
CST Brands, Inc.	1,940	77,154

132	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2015 (Unaudited)

	Shares	Value
Foot Locker, Inc.	2,765	$174,748
Home Depot, Inc.	4,939	550,303
L Brands, Inc.	2,710	234,469
Lowe’s Cos., Inc.	4,928	344,862
Murphy USA, Inc. (b)	2,317	134,919
Penske Automotive Group, Inc.	1,266	65,338
Signet Jewelers Ltd.	1,220	157,783
Stage Stores, Inc.	1,990	32,218
Staples, Inc.	10,180	167,614

		2,021,789

Technology Hardware, Storage & Peripherals—5.2%
Apple, Inc.	20,167	2,627,357
Hewlett-Packard Co.	9,649	322,276
Western Digital Corp.	1,742	169,601

		3,119,234

Textiles, Apparel & Luxury Goods—0.8%
NIKE, Inc., Class B	3,980	404,646
Skechers U.S.A., Inc., Class A (b)	979	103,647

		508,293

Thrifts & Mortgage Finance—0.0%
Home Loan Servicing Solutions Ltd.	6,056	4,166

Tobacco—0.9%
Altria Group, Inc.	9,059	463,821
Lorillard, Inc.	1,280	92,774

		556,595

Trading Companies & Distributors—0.8%
AerCap Holdings NV (b)	3,984	192,188
Air Lease Corp.	2,465	92,758
GATX Corp.	1,919	106,908
United Rentals, Inc. (b)	875	77,796

		469,650

Total Common Stock (cost—$55,907,728)		56,454,810

Rights (b)— 0.1%
Food & Staples Retailing—0.1%
Safeway CVR—Casa Ley	11,157	11,323
Safeway CVR—PDC	11,157	545

Total Rights (cost—$11,827)		11,868

	Principal Amount (000s)
Repurchase Agreements—6.0%
State Street Bank and Trust Co., dated 5/29/15, 0.00%, due 6/1/15, proceeds $3,653,000; collateralized by U.S. Treasury Notes, 2.125%, due 9/30/21, valued at $3,727,013 including accrued interest
(cost-$3,653,000)	$3,653	3,653,000

Total Investments (cost—$59,572,555)—99.3%		60,119,678

Other assets less liabilities—0.7%		443,022

Net Assets—100.0%		$60,562,700

Notes to Schedule of Investments:

(a) Affiliated security.

(b) Non-income producing.

Glossary:

CVR—Contingent Value Rights.

UNIT—More than one class of securities traded together.

AllianzGI China Equity Fund

	Shares	Value
Common Stock—92.2%
China—81.0%
Baidu, Inc. ADR (e)	239	$47,179
Bank of China Ltd., Class H	678,500	448,603
Beijing Enterprises Holdings Ltd.	45,500	400,778
Central China Real Estate Ltd.	347,000	110,093
China Automation Group Ltd. (e)	1,172,000	254,840
China Construction Bank Corp., Class H	435,000	433,189
China Everbright International Ltd.	194,000	369,140
China Life Insurance Co., Ltd., Class H	153,000	733,574
China Merchants Bank Co., Ltd., Class H	89,500	270,455
China Mobile Ltd.	43,500	574,040
China Overseas Land & Investment Ltd.	70,000	251,642
China Pacific Insurance Group Co., Ltd., Class H	93,400	479,255
China Telecom Corp., Ltd., Class H	580,000	392,892
Chongqing Changan Automobile Co., Ltd., Class B	105,848	281,513
Chongqing Rural Commercial Bank Co., Ltd., Class H	514,000	417,148
CSR Corp. Ltd., Class H (c)	86,000	166,373
Digital China Holdings Ltd. (d)	306,000	550,450
Haitong Securities Co., Ltd., Class H	41,600	131,154
Hengan International Group Co., Ltd.	9,000	103,234
Industrial & Commercial Bank of China Ltd., Class H	495,335	428,937
PetroChina Co., Ltd., Class H	198,000	233,336
Ping An Insurance Group Co. of China Ltd., Class H	38,000	556,809
Qingdao Port International Co., Ltd., Class H (a)(e)	513,000	381,095
Qingling Motors Co., Ltd., Class H (d)	1,068,000	422,867
Semiconductor Manufacturing International Corp. (e)	1,570,000	180,896
Sino-Ocean Land Holdings Ltd.	270,000	194,120
Tencent Holdings Ltd.	34,000	679,801
Tiangong International Co., Ltd.	812,000	169,167
Want Want China Holdings Ltd.	473,000	533,149
Weiqiao Textile Co., Class H	261,000	202,642
Zhuzhou CSR Times Electric Co., Ltd., Class H	27,000	220,466
ZTE Corp., Class H	44,200	152,972

		10,771,809

Hong Kong—11.2%
China State Construction International Holdings Ltd.	106,000	186,353
CSPC Pharmaceutical Group Ltd.	198,000	204,291
Goldpac Group Ltd.	293,000	245,119
Hong Kong Exchanges and Clearing Ltd.	15,200	582,460
Man Yue Technology Holdings Ltd.	700,000	165,444

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	133

Schedule of Investments

May 31, 2015 (Unaudited)

	Shares	Value
Natural Beauty Bio-Technology Ltd.	1,210,000	$109,239

		1,492,906

Total Common Stock (cost—$10,875,247)		12,264,715

	Principal Amount (000s)
Repurchase Agreements—6.9%
State Street Bank and Trust Co., dated 5/29/15, 0.00%, due 6/1/15, proceeds $920,000; collateralized by U.S. Treasury Notes, 2.125%, due 6/30/21, valued at $941,306 including accrued interest
(cost—$920,000)	$920	920,000

Total Investments (cost—$11,795,247) (b)—99.1%		13,184,715

Other assets less liabilities—0.9%		119,158

Net Assets—100.0%		$13,303,873

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $10,823,578, representing 81.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Security with a value of $166,373, representing 1.3% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Affiliated security.

(e) Non-income producing.

Glossary:

ADR—American Depositary Receipt

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	15.0%
Insurance	13.3%
Internet Software & Services	5.5%
Electronic Equipment, Instruments & Components	5.4%
Automobiles	5.3%
Diversified Financial Services	4.4%
Wireless Telecommunication Services	4.3%
Real Estate Management & Development	4.2%
Food Products	4.0%
Machinery	3.1%
Industrial Conglomerates	3.0%
Diversified Telecommunication Services	2.9%
Transportation Infrastructure	2.9%
Commercial Services & Supplies	2.8%
Technology Hardware, Storage & Peripherals	1.8%
Oil, Gas & Consumable Fuels	1.8%
Electrical Equipment	1.7%
Personal Products	1.6%
Pharmaceuticals	1.5%
Textiles, Apparel & Luxury Goods	1.5%
Construction & Engineering	1.4%
Semiconductors & Semiconductor Equipment	1.4%
Metals & Mining	1.3%
Communications Equipment	1.1%
Capital Markets	1.0%
Repurchase Agreements	6.9%
Other assets less liabilities	0.9%

100.0%

AllianzGI Convertible Fund

	Principal Amount (000s)	Value
Convertible Bonds—80.5%
Air Freight & Logistics—0.5%
Atlas Air Worldwide Holdings, Inc. (c),
2.25%, 6/1/22	$13,535	$13,475,784

Auto Manufacturers—3.3%
Fiat Chrysler Automobiles NV,
7.875%, 12/15/16	34,459	47,488,809
Tesla Motors, Inc.,
0.25%, 3/1/19	17,055	16,649,944
1.50%, 6/1/18	8,670	17,795,175

		81,933,928

Biotechnology—8.6%
BioMarin Pharmaceutical, Inc.,
0.75%, 10/15/18	10,180	15,002,775
1.50%, 10/15/20	4,520	6,813,900
Emergent Biosolutions, Inc.,
2.875%, 1/15/21	16,240	19,975,200
Gilead Sciences, Inc.,
1.625%, 5/1/16	7,245	35,794,864
Illumina, Inc. (a)(b),
zero coupon, 6/15/19	38,815	45,049,660
0.50%, 6/15/21	1,805	2,186,306
Incyte Corp.,
0.375%, 11/15/18	9,835	21,194,425
Ligand Pharmaceuticals, Inc. (a)(b),
0.75%, 8/15/19	15,605	20,549,835
Medicines Co. (a)(b),
2.50%, 1/15/22	11,975	13,254,828
Medivation, Inc.,
2.625%, 4/1/17	6,810	17,518,725
Regeneron Pharmaceuticals, Inc.,
1.875%, 10/1/16	3,120	19,018,350

		216,358,868

Chemicals—0.9%
RPM International, Inc.,
2.25%, 12/15/20	19,275	22,624,031

Commercial Services—4.1%
Euronet Worldwide, Inc. (a)(b),
1.50%, 10/1/44	23,365	26,095,785
Huron Consulting Group, Inc. (a)(b),
1.25%, 10/1/19	19,280	20,641,650
Live Nation Entertainment, Inc.,
2.50%, 5/15/19	25,605	28,181,503
Macquarie Infrastructure Corp.,
2.875%, 7/15/19	23,600	28,275,750

		103,194,688

Computers—3.2%
Brocade Communications Systems, Inc. (a)(b),
1.375%, 1/1/20	22,920	24,366,825
Electronics For Imaging, Inc. (a)(b),
0.75%, 9/1/19	21,520	22,542,200
SanDisk Corp.,
1.50%, 8/15/17	9,935	14,418,169
Spansion LLC,
2.00%, 9/1/20	7,535	18,456,040

		79,783,234

Diversified Financial Services—2.3%
Air Lease Corp.,
3.875%, 12/1/18	15,535	22,244,178
Cowen Group, Inc.,
3.00%, 3/15/19	11,545	14,106,547
PRA Group, Inc.,
3.00%, 8/1/20	20,595	22,551,525

		58,902,250

134	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2015 (Unaudited)

	Principal Amount (000s)	Value
Electric Utilities—1.1%
NRG Yield, Inc. (a)(b),
3.50%, 2/1/19	$23,520	$28,341,600

Electrical Equipment—0.7%
SunPower Corp. (a)(b),
0.875%, 6/1/21	17,265	17,416,069

Energy-Alternate Sources—3.8%
SolarCity Corp. (a)(b),
1.625%, 11/1/19	27,660	27,262,388
SunEdison, Inc. (a)(b),
0.25%, 1/15/20	31,755	38,919,722
2.375%, 4/15/22	11,780	15,991,350
2.625%, 6/1/23	3,695	3,831,253
3.375%, 6/1/25	9,725	10,278,109

		96,282,822

Health Care Providers & Services—1.5%
Brookdale Senior Living, Inc.,
2.75%, 6/15/18	13,990	19,568,512
Laboratory Corp. of America Holdings,
zero coupon, 9/11/21	10,650	16,846,969

		36,415,481

Healthcare-Products—4.7%
Cepheid,
1.25%, 2/1/21	17,645	19,365,388
Hologic, Inc.,
2.00%, 12/15/37	18,080	28,589,000
NuVasive, Inc.,
2.75%, 7/1/17	17,850	23,796,281
Teleflex, Inc.,
3.875%, 8/1/17	11,165	23,404,631
Wright Medical Group, Inc. (a)(b),
2.00%, 2/15/20	21,370	23,360,081

		118,515,381

Healthcare-Services—1.8%
Anthem, Inc.,
2.75%, 10/15/42	6,550	14,721,125
Molina Healthcare, Inc.,
1.125%, 1/15/20	8,800	16,093,000
1.625%, 8/15/44	10,850	14,789,906

		45,604,031

Holding Companies-Diversified—1.0%
Horizon Pharma Investment Ltd. (a)(b),
2.50%, 3/15/22	19,205	26,166,813

Home Builders—0.9%
Lennar Corp. (a)(b),
3.25%, 11/15/21	10,910	21,942,738

Insurance—3.4%
AmTrust Financial Services, Inc.,
2.75%, 12/15/44	28,803	27,074,820
Fidelity National Financial, Inc.,
4.25%, 8/15/18	12,335	25,595,125
Radian Group, Inc.,
2.25%, 3/1/19	19,450	33,150,094

		85,820,039

Internet—6.4%
Ctrip.com International Ltd.,
1.25%, 10/15/18	15,290	18,892,706
LinkedIn Corp. (a)(b),
0.50%, 11/1/19	11,645	11,601,389
Priceline Group, Inc.,
0.35%, 6/15/20	5,130	5,819,344
1.00%, 3/15/18	22,735	30,720,669
VeriSign, Inc.,
4.136%, 8/15/37	10,550	19,952,687
Web.com Group, Inc.,
1.00%, 8/15/18	20,440	20,197,275

	Principal Amount (000s)	Value
WebMD Health Corp.,
1.50%, 12/1/20	$14,875	$16,520,547
Yahoo!, Inc.,
zero coupon, 12/1/18	34,645	37,546,519

		161,251,136

Leisure Time—1.6%
Jarden Corp.,
1.125%, 3/15/34	21,340	25,381,262
1.875%, 9/15/18	8,010	13,787,213

		39,168,475

Media—1.0%
Liberty Media Corp.,
1.375%, 10/15/23	23,865	23,775,506

Oil, Gas & Consumable Fuels—2.3%
Cheniere Energy, Inc.,
4.25%, 3/15/45	29,365	23,638,825
Energy XXI Ltd.,
3.00%, 12/15/18	18,150	6,171,000
Whiting Petroleum Corp. (a)(b),
1.25%, 4/1/20	24,785	27,263,500

		57,073,325

Pharmaceuticals—4.1%
Clovis Oncology, Inc. (a)(b),
2.50%, 9/15/21	4,730	7,860,669
Depomed, Inc.,
2.50%, 9/1/21	12,715	16,068,581
Jazz Investments I Ltd. (a)(b),
1.875%, 8/15/21	18,590	22,249,906
Mylan, Inc.,
3.75%, 9/15/15	5,220	28,426,163
Omnicare, Inc.,
3.50%, 2/15/44	20,420	29,468,612

		104,073,931

Retail—1.1%
Restoration Hardware Holdings, Inc. (a)(b),
zero coupon, 6/15/19	26,975	27,531,359

Semiconductors—8.5%
Intel Corp.,
3.25%, 8/1/39	26,740	45,474,846
Lam Research Corp.,
1.25%, 5/15/18	32,665	47,425,497
Microchip Technology, Inc.,
1.625%, 2/15/25 (a)(b)	23,565	24,640,153
2.125%, 12/15/37	4,065	8,056,322
Micron Technology, Inc.,
3.00%, 11/15/43	32,220	36,408,600
NVIDIA Corp.,
1.00%, 12/1/18	9,195	11,223,647
NXP Semiconductors NV (a)(b),
1.00%, 12/1/19	19,765	25,064,491
Xilinx, Inc.,
2.625%, 6/15/17	9,045	14,975,128

		213,268,684

Software—9.9%
Akamai Technologies, Inc.,
zero coupon, 2/15/19	27,090	29,968,448
Dealertrack Technologies, Inc.,
1.50%, 3/15/17	14,770	18,342,494
FireEye, Inc. (b)(c),
1.00%, 6/1/35	6,580	6,917,225
1.625%, 6/1/35	6,580	6,921,338
inContact, Inc. (a)(b),
2.50%, 4/1/22	9,570	9,426,450
Medidata Solutions, Inc.,
1.00%, 8/1/18	10,025	12,349,547
Red Hat, Inc. (a)(b),
0.25%, 10/1/19	19,660	24,808,462

	Principal Amount (000s)	Value
Salesforce.com, Inc.,
0.25%, 4/1/18	$33,595	$42,098,734
ServiceNow, Inc.,
zero coupon, 11/1/18	19,500	23,534,062
Synchronoss Technologies, Inc.,
0.75%, 8/15/19	20,655	23,288,513
Take-Two Interactive Software, Inc.,
1.00%, 7/1/18	14,690	20,382,375
Verint Systems, Inc.,
1.50%, 6/1/21	25,555	30,522,253

		248,559,901

Telecommunications—3.2%
Ciena Corp. (a)(b),
3.75%, 10/15/18	14,560	20,374,900
Gogo, Inc. (a)(b),
3.75%, 3/1/20	17,020	17,913,635
InterDigital, Inc. (a)(b),
1.50%, 3/1/20	19,250	20,332,813
Palo Alto Networks, Inc. (a)(b),
zero coupon, 7/1/19	13,490	21,558,706

		80,180,054

Transportation—0.6%
Greenbrier Cos., Inc.,
3.50%, 4/1/18	8,540	13,712,038

Total Convertible Bonds (cost—$1,726,795,983)		2,021,372,166

	Shares
Convertible Preferred Stock—16.7%
Banks—1.5%
Bank of America Corp., Ser. L (d),
7.25%	16,285	18,654,467
Wells Fargo & Co., Ser. L (d),
7.50%	15,925	19,250,618

		37,905,085

Electric Utilities—0.6%
Exelon Corp.,
6.50%, 6/1/17	290,170	14,018,113

Food Products—1.2%
Tyson Foods, Inc.,
4.75%, 7/15/17	587,300	30,521,981

Health Care Providers & Services—0.7%
Amsurg Corp., Ser. A-1,
5.25%, 7/1/17	137,270	18,342,704

Healthcare-Services—2.4%
Anthem, Inc.,
5.25%, 5/1/18	750,055	40,832,994
Kindred Healthcare, Inc.,
7.50%, 12/1/17	16,935	19,645,277

		60,478,271

Independent Power Producers & Energy Traders—0.8%
Dynegy, Inc., Ser. A,
5.375%, 11/1/17	181,565	20,331,649

Machinery—1.2%
Stanley Black & Decker, Inc.,
4.75%, 11/17/15	199,545	28,534,935
6.25%, 11/17/16, UNIT	16,640	1,946,713

		30,481,648

Metals & Mining—0.4%
Alcoa, Inc., Ser. 1,
5.375%, 10/1/17	207,640	9,102,938

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	135

Schedule of Investments

May 31, 2015 (Unaudited)

	Shares	Value
Oil, Gas & Consumable Fuels—2.4%
Chesapeake Energy Corp. (a)(b)(d),
5.75%	32,330	$26,631,837
Sanchez Energy Corp., Ser. B (d),
6.50%	354,605	12,535,287
Southwestern Energy Co., Ser. B,
6.25%	383,290	21,176,773

		60,343,897

Pharmaceuticals—2.8%
Actavis PLC, Ser. A,
5.50%, 3/1/18	65,770	69,714,227

Real Estate Investment Trust—1.5%
American Tower Corp.,
5.25%, 5/15/17, Ser. A	246,435	25,345,840
5.50%, 2/15/18	125,020	12,639,522

		37,985,362

Wireless Telecommunication Services—1.2%
T-Mobile U.S., Inc.,
5.50%, 12/15/17	445,785	30,656,634

Total Convertible Preferred Stock (cost—$406,547,196)		419,882,509

	Principal Amount (000s)
Repurchase Agreements—3.3%
State Street Bank and Trust Co., dated 5/29/15, 0.00%, due 6/1/15, proceeds $83,492,000; collateralized by U.S. Treasury Notes, 2.00%, due 8/31/21, valued at $85,162,406 including accrued interest
(cost—$83,492,000)	$83,492	83,492,000

Total Investments (cost—$2,216,835,179)—100.5%		2,524,746,675

Liabilities in excess of other assets—(0.5)%		(13,744,200)

Net Assets—100.0%		$2,511,002,475

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $675,455,482, representing 26.9% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) When-issued or delayed-delivery. To be settled/delivered after May 31, 2015.

(d) Perpetual maturity. The date shown, if any, is the next call date.

Glossary:

UNIT—More than one class of securities traded together.

AllianzGI Emerging Markets Consumer Fund

	Shares	Value
Common Stock—93.8%
Australia—0.5%
CSL Ltd.	949	$67,617

Brazil—5.6%
BB Seguridade Participacoes S.A.	17,100	178,980
Cielo S.A.	16,320	204,877
JBS S.A.	12,400	60,710
Porto Seguro S.A.	13,500	153,418
Qualicorp S.A.	21,700	129,398

		727,383

China—22.4%
ANTA Sports Products Ltd.	47,000	108,868
China Everbright Bank Co., Ltd., Class H	288,000	181,150
China Mobile Ltd.	14,000	184,748
China Southern Airlines Co., Ltd., Class H	370,000	366,025
Dongfeng Motor Group Co., Ltd., Class H	76,000	123,576
Great Wall Motor Co., Ltd., Class H	69,000	441,583
Haitong Securities Co., Ltd., Class H	30,800	97,104
Hengan International Group Co., Ltd.	26,000	298,232
Lenovo Group Ltd.	134,000	212,944
Shanghai Pharmaceuticals Holding Co., Ltd., Class H	136,100	454,111
Sihuan Pharmaceutical Holdings Group Ltd. (b)	549,000	233,658
Skyworth Digital Holdings Ltd.	106,000	100,963
Tencent Holdings Ltd.	5,500	109,968

		2,912,930

France—3.9%
Hermes International	589	229,948
Sanofi	2,751	270,919

		500,867

Hong Kong—4.2%
Hang Seng Bank Ltd.	7,400	148,143
VTech Holdings Ltd.	1,600	21,064
Yue Yuen Industrial Holdings Ltd.	108,500	373,198

		542,405

India—5.7%
Dr Reddy’s Laboratories Ltd. ADR	6,400	354,752
HDFC Bank Ltd. ADR	400	23,848
Tata Motors Ltd. ADR	9,500	363,850

		742,450

Indonesia—0.7%
Bank Central Asia Tbk PT	31,600	33,724
Gudang Garam Tbk PT	16,200	57,640

		91,364

Japan—1.9%
Yamaha Motor Co., Ltd.	9,900	246,627

Korea (Republic of)—17.4%
Amorepacific Corp.	769	279,354
AMOREPACIFIC Group	760	119,614
Com2uS Corp. (c)	495	59,982
Kia Motors Corp.	6,511	279,420
Korean Air Lines Co., Ltd. (c)	3,989	145,595
LG Electronics, Inc.	3,657	182,204
LG Uplus Corp.	11,791	98,968
Samsung Card Co., Ltd.	7,880	296,709
Samsung Electronics Co., Ltd.	527	619,949

	Shares	Value
SL Corp.	5,408	$93,512
Sungwoo Hitech Co., Ltd.	9,524	87,811

		2,263,118

Malaysia—0.8%
AirAsia Bhd.	45,100	26,942
British American Tobacco Malaysia Bhd.	4,700	79,437

		106,379

Mexico—1.4%
America Movil S.A.B. de C.V., Ser. L	46,900	49,279
Gruma S.A.B. de C.V., Class B	5,400	71,005
Kimberly-Clark de Mexico S.A.B. de C.V., Class A	29,000	65,631

		185,915

Philippines—0.4%
Universal Robina Corp.	13,670	58,384

Poland—0.6%
Orange Polska S.A.	26,932	74,700

Russian Federation—0.5%
Mobile Telesystems OJSC ADR	5,800	60,668

Singapore—1.4%
Singapore Airlines Ltd.	21,800	183,509

South Africa—6.5%
AVI Ltd.	7,969	53,087
FirstRand Ltd.	86,597	371,057
Netcare Ltd.	67,497	216,289
Telkom S.A. SOC Ltd. (c)	17,177	98,134
Vodacom Group Ltd.	10,027	110,394

		848,961

Switzerland—1.1%
Novartis AG	1,401	143,787

Taiwan—10.8%
Asustek Computer, Inc.	10,000	98,304
Cathay Financial Holding Co., Ltd.	124,000	221,029
Chicony Electronics Co., Ltd.	8,000	22,297
Chunghwa Telecom Co., Ltd.	64,000	202,446
CTBC Financial Holding Co., Ltd.	162,000	122,809
Eva Airways Corp. (c)	175,000	129,910
Fubon Financial Holding Co., Ltd.	136,000	278,902
Pou Chen Corp.	211,000	302,052
Taishin Financial Holding Co., Ltd.	58,000	25,091

		1,402,840

Thailand—1.1%
Thai Union Frozen Products PCL NVDR	229,100	139,091

Turkey—3.3%
Dogus Otomotiv Servis ve Ticaret AS	14,459	91,718
Turk Hava Yollari AO (c)	99,629	337,610

		429,328

United States—3.6%
Lear Corp.	4,000	464,080

Total Common Stock (cost—$11,856,815)		12,192,403

136	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2015 (Unaudited)

	Shares	Value
Equity-Linked Securities—3.2%
India—3.2%
CLSA Global Markets PTE Ltd.,
Apollo Tyres, Ltd., expires 10/7/19	25,888	$77,146
Aurobindo Pharma Ltd., expires 10/7/19	3,528	76,099
LIC Housing Finance Ltd., expires 10/7/19	10,726	70,577
Lupin Ltd., expires 2/20/20	2,808	80,814
Sun Pharmaceutical Industries Ltd., expires 12/2/19	6,969	105,720

Total Equity-Linked Securities (cost—$405,571)		410,356

Exchange-Traded Funds—0.5%
iShares MSCI India (cost—$63,530)	2,000	61,120

	Principal Amount (000s)
Repurchase Agreements—1.4%
State Street Bank and Trust Co., dated 5/29/15, 0.00%, due 6/1/15, proceeds $183,000; collateralized by U.S. Treasury Notes, 2.125%, due 9/30/21, valued at $189,163 including accrued interest
(cost—$183,000)	$183	183,000

Total Investments (cost—$12,508,916) (a)—98.9%		12,846,879

Other assets less liabilities—1.1%		143,760

Net Assets—100.0%		$12,990,639

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $9,642,439, representing 74.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Security with a value of $233,658, representing 1.8% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

MSCI—Morgan Stanley Capital International

NVDR—Non-Voting Depository Receipt

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Automobiles	11.2%
Pharmaceuticals	9.7%
Airlines	9.1%
Textiles, Apparel & Luxury Goods	7.8%
Technology Hardware, Storage & Peripherals	7.4%
Health Care Providers & Services	6.2%
Auto Components	5.6%
Personal Products	5.3%
Diversified Financial Services	5.0%
Banks	4.7%
Insurance	4.3%
Diversified Telecommunication Services	3.7%
Wireless Telecommunication Services	3.1%
Food Products	2.8%
Consumer Finance	2.3%
Household Durables	2.2%
IT Services	1.6%
Tobacco	1.0%
Internet Software & Services	0.8%
Capital Markets	0.8%
Distributors	0.7%
Biotechnology	0.5%
Household Products	0.5%
Exchange-Traded Funds	0.5%
Software	0.5%
Communications Equipment	0.2%
Repurchase Agreements	1.4%
Other assets less liabilities	1.1%

100.0%

AllianzGI Emerging Markets Debt Fund

	Principal Amount (000s)	Value
Corporate Bonds & Notes—62.0%
Argentina—1.3%
YPF S.A. (a)(b),
8.50%, 7/28/25	$400	$409,880

Brazil—6.5%
Banco ABC Brasil S.A. (a)(b),
7.875%, 4/8/20	200	209,500
CIMPOR Financial Operations BV (a)(b),
5.75%, 7/17/24	226	202,270
Marfrig Holding Europe BV,
9.875%, 7/24/17	300	309,375
Minerva Luxembourg S.A. (a)(b),
7.75%, 1/31/23	210	217,088
OAS Finance Ltd. (a)(b)(d),
8.00%, 7/2/21	206	37,080
Odebrecht Finance Ltd.,
7.125%, 6/26/42	300	277,875
Odebrecht Offshore Drilling Finance Ltd.,
6.625%, 10/1/23	190	170,440
6.75%, 10/1/23	279	252,857
Petrobras Global Finance BV,
3.50%, 2/6/17	300	299,490

		1,975,975

Chile—3.1%
Banco del Estado de Chile,
3.875%, 2/8/22	257	268,485
Banco Santander Chile (a)(b),
3.875%, 9/20/22	220	225,864
Corp. Nacional del Cobre de Chile,
4.50%, 8/13/23	200	215,641
Embotelladora Andina S.A. (a)(b),
5.00%, 10/1/23	207	226,002

		935,992

China—7.6%
Big Will Investments Ltd.,
10.875%, 4/29/16	200	207,500
Central Plaza Development Ltd. (e),
7.125%, 12/2/19	200	205,500
Century Master Investment Co., Ltd.,
4.75%, 9/19/18	200	211,666
Chinalco Finance Holdings Ltd.,
3.625%, 12/11/19	200	205,460
CIFI Holdings Group Co., Ltd.,
12.25%, 4/15/18	200	219,000
CITIC Ltd.,
6.875%, 1/21/18	200	222,654
CRCC Yupeng Ltd. (e),
3.95%, 8/1/19	202	207,050
Logan Property Holdings Co., Ltd.,
11.25%, 6/4/19	200	205,089
Poly Real Estate Finance Ltd.,
4.50%, 8/6/18	200	208,136
Sino-Ocean Land Treasure Finance I Ltd.,
4.625%, 7/30/19	200	205,430
Sunac China Holdings Ltd.,
12.50%, 10/16/17	200	216,000

		2,313,485

Colombia—1.0%
Avianca Holdings S.A.,
8.375%, 5/10/20	300	306,750

Croatia—0.7%
Hrvatska Elektroprivreda,
6.00%, 11/9/17	214	225,342

El Salvador—0.7%
AES El Salvador Trust II (a)(b),
6.75%, 3/28/23	210	202,650

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	137

Schedule of Investments

May 31, 2015 (Unaudited)

	Principal Amount (000s)	Value
Guatemala—0.7%
Comcel Trust via Comunicaciones Celulares S.A. (a)(b),
6.875%, 2/6/24	$203	$218,225

Hong Kong—3.5%
China CITIC Bank International Ltd. (f),
3.875%, 9/28/22	200	202,160
CLP Power HK Finance Ltd. (e),
4.25%, 11/7/19	206	212,180
FPT Finance Ltd.,
6.375%, 9/28/20	200	222,500
PCCW Capital No 4 Ltd.,
5.75%, 4/17/22	200	219,488
Texhong Textile Group Ltd.,
7.625%, 1/19/16	200	205,000

		1,061,328

India—4.8%
Bank of Baroda,
4.875%, 7/23/19	204	219,413
Export-Import Bank of India,
4.00%, 1/14/23	409	420,094
GCX Ltd.,
7.00%, 8/1/19	205	210,821
Indian Oil Corp. Ltd.,
5.625%, 8/2/21	204	227,727
Rolta Americas LLC,
8.875%, 7/24/19	203	177,625
State Bank of India,
4.125%, 8/1/17	200	208,715

		1,464,395

Indonesia—3.8%
Gajah Tunggal Tbk PT,
7.75%, 2/6/18	200	182,000
Indo Energy Finance II BV,
6.375%, 1/24/23	256	174,080
Majapahit Holding BV,
7.875%, 6/29/37	236	284,380
Ottawa Holdings PTE Ltd.,
5.875%, 5/16/18	250	207,500
Pertamina Persero PT,
4.875%, 5/3/22	304	314,260

		1,162,220

Israel—1.1%
Delek & Avner Tamar Bond Ltd. (a)(b),
2.803%, 12/30/16	150	150,750
4.435%, 12/30/20	200	204,000

		354,750

Jamaica—1.0%
Digicel Group Ltd.,
8.25%, 9/30/20	300	312,600

Korea (Republic of)—0.7%
Woori Bank,
4.75%, 4/30/24	204	216,063

Luxembourg—1.1%
Millicom International Cellular S.A. (a)(b),
6.00%, 3/15/25	350	353,948

Malaysia—1.7%
Malayan Banking Bhd. (f),
3.25%, 9/20/22	200	202,441
Petronas Capital Ltd.,
4.50%, 3/18/45	300	305,756

		508,197

Mexico—5.3%
Alfa S.A.B. de C.V. (a)(b),
6.875%, 3/25/44	211	226,825

	Principal Amount (000s)	Value
BBVA Bancomer S.A.,
7.25%, 4/22/20	$192	$217,440
Coca-Cola Femsa S.A.B. de C.V.,
3.875%, 11/26/23	194	205,264
Comision Federal de Electricidad,
4.875%, 1/15/24	221	232,602
Gruma S.A.B. de C.V. (a)(b),
4.875%, 12/1/24	200	211,500
Petroleos Mexicanos,
4.50%, 1/23/26	200	201,000
Sixsigma Networks Mexico S.A. de C.V. (a)(b),
8.25%, 11/7/21	300	320,250

		1,614,881

Morocco—0.7%
OCP S.A., 6.875%, 4/25/44	200	218,290

Nigeria—2.2%
FBN Finance Co. BV, (converts to FRN on 7/23/19) (a)(b),
8.00%, 7/23/21	251	235,313
GTB Finance BV (a)(b), 6.00%, 11/8/18	201	194,508
Zenith Bank PLC (a)(b), 6.25%, 4/22/19	250	241,562

		671,383

Peru—1.5%
Abengoa Transmision Sur S.A., 6.875%, 4/30/43	206	232,265
Corp. Financiera de Desarrollo S.A.,
4.75%, 2/8/22	207	220,662

		452,927

Qatar—1.0%
Ras Laffan Liquefied Natural Gas Co., Ltd. III (a)(b),
6.332%, 9/30/27	250	295,937

Russian Federation—4.5%
Alfa Bank OJSC Via Alfa Bond Issuance PLC (a)(b),
7.50%, 9/26/19	200	200,500
Gazprom Neft OAO Via GPN Capital S.A. (a)(b),
6.00%, 11/27/23	203	193,865
Gazprom OAO Via Gaz Capital S.A. (a)(b),
4.30%, 11/12/15	200	201,150
Lukoil International Finance BV (a)(b),
6.656%, 6/7/22	385	407,137
Sberbank of Russia Via SB Capital S.A. (a)(b),
5.25%, 5/23/23	224	189,280
TMK OAO Via TMK Capital S.A. (a)(b),
6.75%, 4/3/20	203	180,670

		1,372,602

South Africa—2.0%
Gold Fields Orogen Holding BVI Ltd. (a)(b),
4.875%, 10/7/20	200	181,250
MTN Mauritius Investments Ltd. (a)(b),
4.755%, 11/11/24	200	204,500
Myriad International Holdings BV (a)(b),
6.00%, 7/18/20	200	222,000

		607,750

Thailand—0.7%
PTT Exploration & Production PCL,
4.875%, 6/18/19	203	206,045

Turkey—3.1%
Akbank TAS (a)(b), 3.875%, 10/24/17	250	253,750
5.125%, 3/31/25	200	194,250
Global Liman Isletmeleri (a)(b),
8.125%, 11/14/21	300	286,500

	Principal Amount (000s)	Value
Yasar Holdings AS (a)(b), 8.875%, 5/6/20	$200	$213,500

		948,000

United Arab Emirates—0.4%
Dolphin Energy Ltd. (a)(b), 5.888%, 6/15/19	114	125,142

United Kingdom—0.6%
Genel Energy Finance PLC (b),
7.50%, 5/14/19	200	189,000

Uruguay—0.7%
Navios South American Logistics, Inc. (a)(b),
7.25%, 5/1/22	213	206,876

Total Corporate Bonds & Notes (cost—$19,095,982)		18,930,633

Sovereign Debt Obligations—35.1%
Argentina—2.8%
Argentina Boden Bonds,
7.00%, 10/3/15	500	492,361
Argentina Bonar Bonds,
7.00%, 4/17/17	350	341,231

		833,592

Brazil—0.8%
Brazilian Government International Bond,
4.25%, 1/7/25	250	246,312

Colombia—1.7%
Colombia Government International Bond,
2.625%, 3/15/23	316	294,670
5.625%, 2/26/44	207	224,077

		518,747

Croatia—1.0%
Croatia Government International Bond,
5.50%, 4/4/23	276	292,112

Dominican Republic—1.5%
Dominican Republic International Bond,
5.50%, 1/27/25	200	204,000
6.85%, 1/27/45 (a)(b)	250	260,000

		464,000

Ecuador—1.1%
Ecuador Government International Bond (a)(b),
10.50%, 3/24/20	300	316,500

El Salvador—0.7%
El Salvador Government International Bond,
5.875%, 1/30/25	210	204,225

Hungary—2.3%
Hungary Government International Bond,
5.375%, 2/21/23	196	217,659
6.25%, 1/29/20	185	211,033
7.625%, 3/29/41	200	282,000

		710,692

Indonesia—0.9%
Indonesia Government International Bond (a)(b),
4.625%, 4/15/43	300	280,500

Ivory Coast—1.0%
Ivory Coast Government International Bond (a)(b),
6.375%, 3/3/28	300	300,750

Kazakhstan—0.8%
Kazakhstan Government International Bond,
3.875%, 10/14/24	250	241,563

138	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2015 (Unaudited)

			Principal Amount (000s)	Value
Kenya—0.8%
Kenya Government International Bond,
6.875%, 6/24/24		$	241	$253,472

Mexico—3.0%
Mexican Bonos,
10.00%, 12/5/24		MXN	8,500	711,964
Mexico Government International Bond,
3.60%, 1/30/25		$	200	201,600

				913,564

Morocco—1.0%
Morocco Government International Bond,
3.50%, 6/19/24	€		250	286,964

Namibia—0.7%
Namibia International Bonds (a)(b),
5.50%, 11/3/21		$	200	219,500

Panama—0.8%
Panama Government International Bond,
3.75%, 3/16/25			250	252,187

Paraguay—1.6%
Republic of Paraguay,
6.10%, 8/11/44			457	493,560

Peru—2.7%
Peruvian Government International Bond,
5.625%, 11/18/50			350	413,000
5.70%, 8/12/24 (a)(b)		PEN	900	277,256
6.90%, 8/12/37			425	133,529

				823,785

Romania—1.4%
Romanian Government International Bond,
4.375%, 8/22/23		$	116	123,158
6.125%, 1/22/44			250	304,925

				428,083

Serbia—1.0%
Republic of Serbia,
5.875%, 12/3/18			292	310,980

South Africa—3.5%
South Africa Government Bond,
6.50%, 2/28/41		ZAR	7,650	484,772
6.75%, 3/31/21			3,500	274,616
South Africa Government International Bond,
5.375%, 7/24/44		$	300	313,211

				1,072,599

Sri Lanka—0.8%
Republic of Sri Lanka (b)(c),
6.125%, 6/3/25			250	248,125

Tunisia—1.0%
Banque Centrale de Tunisie S.A. (a)(b),
5.75%, 1/30/25			300	310,500

United Arab Emirates—0.9%
IPIC GMTN Ltd. (a)(b),
5.00%, 11/15/20			253	283,044

Uruguay—0.7%
Uruguay Government International Bond,
4.50%, 8/14/24			197	211,283

Zambia—0.6%
Zambia Government International Bond,
5.375%, 9/20/22			200	185,000

Total Sovereign Debt Obligations (cost—$10,808,854)				10,701,639

	Principal Amount (000s)	Value
Repurchase Agreements—2.0%
State Street Bank and Trust Co., dated 5/29/15, 0.00%, due 6/1/15, proceeds $599,000; collateralized by U.S. Treasury Notes, 2.125%, due 9/30/21, valued at $613,500 including accrued interest
(cost—$599,000)	$599	$599,000

Total Investments (cost—$30,503,836)—99.1%		30,231,272

Other assets less liabilities—0.9%		285,820

Net Assets—100.0%		$30,517,092

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $9,891,572, representing 32.4% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) When-issued or delayed-delivery. To be settled/delivered after May 31, 2015.

(d) In default.

(e) Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(f) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on May 31, 2015.

Glossary:

€—Euro

FRN—Floating Rate Note

MXN—Mexican Peso

PEN—Peruvian Nuevo Sol

ZAR—South African Rand

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Sovereign Debt Obligations	35.1%
Banks	12.8%
Oil, Gas & Consumable Fuels	13.6%
Telecommunications	5.9%
Food & Beverage	4.6%
Electric Utilities	4.6%
Real Estate	4.1%
Airlines	2.4%
Diversified Financial Services	2.1%
Mining	1.9%
Engineering & Construction	1.7%
Holding Companies-Diversified	1.4%
Commercial Services	1.0%
Iron/Steel	0.7%
Media	0.7%
Chemicals	0.7%
Transportation	0.7%
Apparel & Textiles	0.7%
Auto Components	0.6%
Metal Fabricate/Hardware	0.6%
Software	0.6%
Coal	0.6%
Repurchase Agreements	2.0%
Other assets less liabilities	0.9%

100.0%

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	139

Schedule of Investments

May 31, 2015 (Unaudited)

AllianzGI Emerging Markets Small-Cap Fund

	Shares	Value
Common Stock—89.7%
Brazil—0.3%
Eternit S.A.	5,900	$5,111
Ser Educacional S.A.	2,200	9,480

		14,591

China—17.9%
361 Degrees International Ltd.	148,000	57,588
AMVIG Holdings Ltd.	18,000	9,797
Anhui Expressway Co., Ltd., Class H	54,000	52,626
Asia Cement China Holdings Corp.	13,000	6,764
Central China Securities Co., Ltd., Class H	55,000	54,041
China Everbright Ltd.	8,000	31,525
China Galaxy Securities Co., Ltd., Class H	17,500	29,642
China Lilang Ltd.	35,000	42,020
China Southern Airlines Co., Ltd., Class H	64,000	63,312
Comba Telecom Systems Holdings Ltd.	22,000	7,782
Far East Horizon Ltd.	124,000	120,291
Hopewell Highway Infrastructure Ltd.	29,500	14,673
Jingwei Textile Machinery, Class H	16,000	25,464
Kingboard Laminates Holdings Ltd.	159,500	81,021
Peak Sport Products Co., Ltd.	86,000	28,125
Shandong Chenming Paper Holdings Ltd., Class H	13,000	10,077
Sichuan Expressway Co., Ltd., Class H	54,000	27,764
Skyworth Digital Holdings Ltd.	152,000	144,778
TPV Technology Ltd.	20,000	4,940
Weiqiao Textile Co., Class H	93,500	72,594
Yuexiu Real Estate Investment Trust REIT	56,000	31,471
Zijin Mining Group Co., Ltd., Class H	44,000	19,772

		936,067

Greece—0.2%
Mytilineos Holdings S.A. (c)	1,542	9,997

Hong Kong—5.1%
Champion REIT	238,000	136,287
Pico Far East Holdings Ltd.	60,000	17,411
Regal Real Estate Investment Trust REIT	127,000	37,107
Soundwill Holdings Ltd.	3,500	7,051
Sunlight Real Estate Investment Trust REIT	31,000	15,657
Texwinca Holdings Ltd.	22,000	21,329
VST Holdings Ltd.	78,000	31,543

		266,385

Indonesia—0.1%
Kawasan Industri Jababeka Tbk PT	336,400	6,935

Korea (Republic of)—20.1%
Daewon San Up Co., Ltd.	919	7,322
Dongwon F&B Co., Ltd.	71	21,352
e-LITECOM Co., Ltd.	3,751	79,830
HS R&A Co., Ltd.	389	13,296
Humax Co., Ltd.	1,848	32,349
Huvis Corp.	595	5,758
Hyundai Elevator Co., Ltd. (c)	106	7,451
IsuPetasys Co., Ltd.	5,594	33,462
Jeil Pharmaceutical Co.	656	22,717
KC Green Holdings Co., Ltd.	12,591	138,690
KG Eco Technology Service Co., Ltd.	2,624	15,001

	Shares	Value
Korea Electric Terminal Co., Ltd.	489	$39,976
Korea Petro Chemical Ind	332	49,787
Korea United Pharm, Inc.	4,613	94,133
Korean Air Lines Co., Ltd. (c)	280	10,220
Kumkang Kind Co., Ltd.	156	12,025
Kwang Dong Pharmaceutical Co., Ltd.	4,435	72,595
NICE Holdings Co., Ltd.	3,117	59,704
NICE Information & Telecommunication, Inc.	2,073	67,214
S&T Dynamics Co., Ltd.	898	11,523
S&T Motiv Co., Ltd.	636	37,546
Saeron Automotive Corp.	687	6,602
Samjin Pharmaceutical Co., Ltd.	961	23,093
Samyang Holdings Corp.	78	7,591
Sebang Co., Ltd.	512	9,563
Sungwoo Hitech Co., Ltd.	3,524	32,491
Tovis Co., Ltd.	840	11,961
Ubiquoss, Inc.	583	6,405
Unid Co., Ltd.	128	7,369
Woongjin Thinkbig Co., Ltd. (c)	4,951	48,890
Yearimdang Publishing Co., Ltd.	11,566	65,530

		1,051,446

Malaysia—2.8%
Sunway Real Estate Investment Trust REIT	185,500	81,466
Top Glove Corp. Bhd.	40,000	59,138
Unisem M Bhd.	9,000	5,935

		146,539

Mexico—0.8%
Credito Real S.A.B. de C.V. SOFOM ER	17,600	40,757

Philippines—1.5%
Cebu Air, Inc.	41,810	80,647

Poland—3.8%
Asseco Poland S.A.	2,368	37,962
Enea S.A.	16,504	73,816
Tauron Polska Energia S.A.	69,156	87,906

		199,684

Russian Federation—0.9%
Acron JSC (b)	897	37,836
Magnitogorsck Iron & Steel Works OJSC (b)	36,347	10,177

		48,013

Singapore—0.7%
Yangzijiang Shipbuilding Holdings Ltd.	33,700	36,091

South Africa—8.5%
Aeci Ltd.	3,592	35,944
Cashbuild Ltd.	2,610	61,249
Clover Industries Ltd.	20,150	31,089
Emira Property Fund REIT	29,048	41,139
Fountainhead Property Trust REIT	45,231	32,476
Growthpoint Properties Ltd. REIT	31,320	66,533
Net 1 UEPS Technologies, Inc. (c)	8,700	126,150
Octodec Investments Ltd.	2,321	4,666
Raubex Group Ltd.	4,339	8,214
Redefine Properties Ltd. REIT	42,943	37,836

		445,296

Taiwan—20.2%
Ability Enterprise Co., Ltd.	69,000	41,831
China Airlines Ltd. (c)	258,000	126,087
Coretronic Corp.	37,000	47,551

	Shares	Value
Elite Material Co., Ltd.	36,000	$62,114
FLEXium Interconnect, Inc.	2,000	7,295
Foxconn Technology Co., Ltd.	23,000	80,736
Gamania Digital Entertainment Co., Ltd.	46,000	57,974
Gold Circuit Electronics Ltd. (c)	74,000	39,873
Grand Pacific Petrochemical	98,000	60,771
Highwealth Construction Corp.	30,000	74,971
Lealea Enterprise Co., Ltd. (c)	22,000	7,382
Pou Chen Corp.	54,000	77,302
Sampo Corp.	119,000	52,257
Taiwan Sogo Shin Kong SEC	10,000	13,342
Topco Scientific Co., Ltd.	19,000	37,483
Topoint Technology Co., Ltd.	44,000	36,817
TPK Holding Co., Ltd.	1,000	6,632
Tripod Technology Corp.	34,000	62,894
Unitech Printed Circuit Board Corp.	95,000	39,536
Visual Photonics Epitaxy Co., Ltd.	38,000	54,565
Win Semiconductors Corp.	28,000	43,866
Youngtek Electronics Corp.	12,000	24,934
Zinwell Corp.	5,000	4,976

		1,061,189

Thailand—4.4%
Advanced Information Technology PCL NVDR	42,900	39,852
AP Thailand PCL NVDR	306,100	63,582
Asia Plus Group Holdings Securities PCL NVDR	391,100	46,639
Major Cineplex Group PCL NVDR	62,600	62,721
Modernform Group PCL NVDR	18,600	5,391
Somboon Advance Technology PCL NVDR	13,200	7,475
Thai Vegetable Oil PCL NVDR	11,300	7,424

		233,084

Turkey—2.4%
Dogus Otomotiv Servis ve Ticaret AS	13,899	88,166
Mardin Cimento Sanayii ve Ticaret AS	14,554	23,341
Trakya Cam Sanayii AS	10,892	12,682

		124,189

Total Common Stock (cost—$4,247,285)		4,700,910

Exchange-Traded Funds—4.8%
iShares MSCI India Small-Cap	5,845	202,646
PowerShares India Portfolio	2,125	46,261

Total Exchange-Traded Funds (cost—$251,412)		248,907

Equity-Linked Securities—2.0%
India—2.0%
CLSA Global Markets PTE Ltd.,
Apollo Tyres, Ltd., expires 10/7/19	13,078	38,973
LIC Housing Finance Ltd., expires 10/7/19	10,026	65,971

Total Equity-Linked Securities (cost—$119,063)		104,944

140	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2015 (Unaudited)

	Shares	Value
Preferred Stock—1.2%
Brazil—1.2%
Suzano Papel e Celulose S.A., Class A (cost—$58,631)	11,800	$61,772

Total Investments (cost—$4,676,391) (a)—97.7%		5,116,533

Other assets less liabilities—2.3%		121,867

Net Assets—100.0%		$5,238,400

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $3,482,682, representing 66.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Securities with an aggregate value of $48,013, representing 0.9% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

MSCI—Morgan Stanley Capital International

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Real Estate Investment Trust	9.3%
Electronic Equipment, Instruments & Components	8.7%
Textiles, Apparel & Luxury Goods	5.9%
Airlines	5.3%
Exchange-Traded Funds	4.8%
Semiconductors & Semiconductor Equipment	4.7%
Household Durables	4.7%
IT Services	4.5%
Pharmaceuticals	4.1%
Machinery	4.1%
Media	3.7%
Chemicals	3.7%
Diversified Financial Services	3.4%
Capital Markets	3.1%
Electric Utilities	3.1%
Real Estate Management & Development	2.8%
Auto Components	2.6%
Transportation Infrastructure	2.0%
Software	1.8%
Distributors	1.7%
Technology Hardware, Storage & Peripherals	1.6%
Paper & Forest Products	1.4%
Food Products	1.3%
Banks	1.3%
Specialty Retail	1.2%
Health Care Equipment & Supplies	1.1%
Metals & Mining	1.0%
Communications Equipment	1.0%
Consumer Finance	0.8%
Electrical Equipment	0.8%
Construction Materials	0.7%
Independent Power Producers & Energy Traders	0.3%
Commercial Services & Supplies	0.3%
Building Products	0.2%
Aerospace & Defense	0.2%
Containers & Packaging	0.2%
Diversified Consumer Services	0.2%
Construction & Engineering	0.1%
Other assets less liabilities	2.3%

100.0%

AllianzGI Europe Equity Dividend Fund

	Shares	Value
Common Stock—96.1%
Austria—0.3%
Oesterreichische Post AG	180	$8,882

Belgium—3.1%
bpost S.A. (c)	2,640	76,206
EVS Broadcast Equipment S.A. (c)	780	24,815

		101,021

Finland—2.0%
Nokian Renkaat Oyj	2,040	65,826

France—14.7%
Bouygues S.A.	1,360	53,489
Coface S.A. (c)	3,180	35,649
GDF Suez	3,230	65,109
Rexel S.A.	2,250	41,211
SCOR SE	3,055	104,586
SES S.A.	1,870	66,169
Total S.A.	2,350	118,594

		484,807

Germany—8.7%
Drillisch AG (c)	1,540	71,662
Freenet AG (c)	2,930	96,508
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	650	120,110

		288,280

Italy—1.8%
MARR SpA (c)	1,420	26,196
Snam SpA	6,530	32,343

		58,539

Netherlands—3.5%
Royal Dutch Shell PLC, Class A	3,830	114,200

Norway—6.4%
Statoil ASA	5,880	109,783
Telenor ASA	2,770	62,714
TGS Nopec Geophysical Co. ASA	1,580	39,836

		212,333

Poland—1.5%
Energa S.A.	7,810	47,811

Portugal—1.1%
CTT-Correios de Portugal S.A. (c)	3,440	34,701

Spain—5.7%
Cia de Distribucion Integral Logista Holdings S.A. (c)	3,488	72,499
Enagas S.A.	2,120	60,932
Mapfre S.A.	15,780	56,223

		189,654

Sweden—5.0%
NCC AB, Class B (c)	1,980	61,616
Nordea Bank AB	8,040	104,701

		166,317

Switzerland—3.6%
Cembra Money Bank AG (c)	747	47,562
Sunrise Communications Group AG (a)(c)(d)	876	72,346

		119,908

United Kingdom—38.7%
Ashmore Group PLC (c)	15,760	79,934
AstraZeneca PLC	1,200	80,815
BP PLC	21,340	147,667
British American Tobacco PLC	2,270	125,384
GlaxoSmithKline PLC	3,740	83,100
HSBC Holdings PLC	14,540	138,141
ICAP PLC	5,130	43,441

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	141

Schedule of Investments

May 31, 2015 (Unaudited)

	Shares	Value
IG Group Holdings PLC	8,490	$101,591
Imperial Tobacco Group PLC	1,890	97,463
Pearson PLC	3,320	66,442
Tate & Lyle PLC	3,770	33,535
Tullett Prebon PLC (c)	6,860	41,524
UBM PLC (c)	7,590	64,587
Vodafone Group PLC	44,310	173,207

		1,276,831

Total Common Stock (cost—$3,065,182)		3,169,110

	Principal Amount (000s)
Repurchase Agreements—6.6%
State Street Bank and Trust Co., dated 5/29/15, 0.00%, due 6/1/15, proceeds $219,000; collateralized by U.S. Treasury Notes, 2.125%, due 9/30/21, valued at $224,950 including accrued interest
(cost—$219,000)	$219	219,000

Total Investments (cost—$3,284,182) (b)—102.7%		3,388,110

Liabilities in excess of other assets—(2.7)%		(88,759)

Net Assets—100.0%		$3,299,351

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $3,054,194, representing 92.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Affiliated security.

(d) Non-income producing.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Oil, Gas & Consumable Fuels	14.9%
Wireless Telecommunication Services	10.3%
Insurance	8.5%
Banks	7.4%
Tobacco	6.8%
Media	6.0%
Air Freight & Logistics	5.8%
Capital Markets	5.0%
Pharmaceuticals	5.0%
Diversified Financial Services	4.2%
Diversified Telecommunication Services	4.1%
Construction & Engineering	3.5%
Gas Utilities	2.8%
Auto Components	2.0%
Multi-Utilities	2.0%
Electric Utilities	1.4%
Consumer Finance	1.4%
Trading Companies & Distributors	1.2%
Energy Equipment & Services	1.2%
Food Products	1.0%
Food & Staples Retailing	0.8%
Communications Equipment	0.8%
Repurchase Agreements	6.6%
Liabilities in excess of other assets	(2.7)%

100.0%

AllianzGI Global Fundamental Strategy Fund

	Shares	Value
Common Stock—33.9%
Australia—0.1%
South32 Ltd. (g)	9,700	$16,012

Belgium—1.2%
bpost S.A. (f)	6,000	173,195
Warehouses De Pauw CVA REIT	1,400	105,788

		278,983

France—0.8%
GDF Suez	9,000	181,417

Germany—3.5%
BASF SE	2,100	194,827
Deutsche Annington Immobilien SE	6,400	202,570
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	900	166,306
SAP SE	1,600	118,790
TLG Immobilien AG (f)(g)	6,282	106,253

		788,746

Hong Kong—2.2%
HKT Trust & HKT Ltd.	222,400	279,949
Power Assets Holdings Ltd.	22,600	216,110

		496,059

Indonesia—1.3%
Bank Negara Indonesia Persero Tbk PT	130,000	67,424
Indocement Tunggal Prakarsa Tbk PT	30,000	50,727
Telekomunikasi Indonesia Persero Tbk PT	777,300	167,379

		285,530

Italy—0.6%
Eni SpA	7,700	138,759

New Zealand—0.8%
Spark New Zealand Ltd.	87,100	170,566

Norway—2.0%
Telenor ASA	9,300	210,556
Yara International ASA	4,900	246,883

		457,439

Portugal—0.9%
CTT-Correios de Portugal S.A. (f)	20,000	201,748

Switzerland—2.3%
Nestle S.A.	3,200	247,926
Roche Holding AG	900	274,384

		522,310

Turkey—1.3%
Tupras Turkiye Petrol Rafinerileri AS (g)	11,500	287,610

United Arab Emirates—0.8%
Dragon Oil PLC	17,000	176,991

United Kingdom—4.5%
BHP Billiton PLC	9,700	204,512
BP PLC	28,000	193,752
Centrica PLC	33,200	140,667
Reckitt Benckiser Group PLC	2,900	261,915
Royal Dutch Shell PLC, Class A	7,300	217,601

		1,018,447

United States—11.6%
Amazon.com, Inc. (e)(g)	500	214,615
Apple, Inc. (e)	1,400	182,392

142	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2015 (Unaudited)

			Shares	Value
Cisco Systems, Inc. (e)			8,400	$246,204
Eli Lilly & Co.			3,300	260,370
General Electric Co. (e)			8,300	226,341
Intel Corp. (e)			7,500	258,450
Johnson & Johnson			2,400	240,336
Merck & Co., Inc.			4,200	255,738
Microchip Technology, Inc. (e)			5,800	284,954
Microsoft Corp. (e)			5,100	238,986
Verizon Communications, Inc.			3,900	192,816

				2,601,202

Total Common Stock (cost—$6,735,168)				7,621,819

			Principal Amount (000s)
Corporate Bonds & Notes—30.0%
Brazil—0.9%
Petrobras Global Finance BV,
5.375%, 1/27/21		$	200	195,600

Germany—4.6%
KFW, 2.625%, 2/16/16			1,000	1,015,808

Israel—1.0%
Israel Electric Corp., Ltd. (a)(b),
7.25%, 1/15/19			200	228,250

Mexico—1.0%
Controladora Mabe S.A. de C.V. (a)(b),
7.875%, 10/28/19			200	229,190

Supranational—8.9%
European Investment Bank,
0.625%, 4/15/16			1,000	1,002,046
Inter-American Development Bank,
0.625%, 9/12/16			1,000	1,000,955

				2,003,001

Switzerland—2.5%
Credit Suisse,
5.30%, 8/13/19			500	562,708

United States—11.1%
AT&T, Inc.,
5.80%, 2/15/19			500	564,447
Daimler Finance North America LLC (a)(b),
1.25%, 1/11/16			250	250,810
HSBC USA, Inc.,
1.625%, 1/16/18			500	502,044
Morgan Stanley,
4.00%, 7/24/15			500	502,468
Oracle Corp.,
5.75%, 4/15/18			600	672,624

				2,492,393

Total Corporate Bonds & Notes (cost—$6,667,004)				6,726,950

Sovereign Debt Obligations—18.4%
Brazil—2.0%
Brazil Notas do Tesouro Nacional, Ser. F,
10.00%, 1/1/18		BRL	1,500	445,123

Indonesia—2.3%
Indonesia Treasury Bond,
7.375%, 9/15/16		IDR	6,900,000	522,039

Italy—4.9%
Italy Buoni Poliennali Del Tesoro (d),
1.65%, 4/23/20	€		441	510,431
3.10%, 9/15/26			445	602,923

				1,113,354

			Principal Amount (000s)	Value
Mexico—2.3%
Mexican Bonos, Ser. M,
6.50%, 6/9/22		MXN	7,500	$508,242

Poland—1.9%
Poland Government Bond,
3.75%, 4/25/18		PLN	1,500	420,225

Russia—0.9%
Russian Federation Bond (a)(b),
4.50%, 4/4/22		$	200	197,172

South Africa—2.2%
South Africa Government Bond,
8.00%, 12/21/18		ZAR	6,000	502,870

Spain—1.9%
Spain Government Linked Bond (b)(d),
1.80%, 11/30/24	€		350	424,167

Total Sovereign Debt Obligations (cost—$4,717,930)				4,133,192

			Shares
Exchange-Traded Funds—1.9%
iShares MSCI Emerging Markets Index (e) (cost—$436,510)			10,400	427,648

			Principal Amount (000s)
Repurchase Agreements—14.9%
State Street Bank and Trust Co., dated 5/29/15, 0.00%, due 6/1/15, proceeds $3,346,000; collateralized by U.S. Treasury Notes, 2.125%, due 9/30/21, valued at $3,415,150 including accrued interest
(cost—$3,346,000)			$3,346	3,346,000

			Contracts
Options Purchased (g)(h)— 0.2%
Put Options—0.2%
E-mini S&P 500 Index, strike price $2,050.00, expires 9/18/15			15	35,250
Euro STOXX 50 Index, strike price €3,350.00, expires 6/19/15			30	6,738

Total Options Purchased (cost—$87,036)				41,988

Total Investments, before options written (cost—$21,989,648) (c)—99.3%				22,297,597

Options Written (g)(h)—(0.2)%
Call Options—(0.1)%
Amazon.com, Inc., strike price $470.00, expires 6/19/15			5	(298)
Euro STOXX 50 Index, strike price €3,550.00, expires 6/19/15			30	(27,512)
Microsoft Corp., strike price $50.00, expires 6/19/15			51	(357)

				(28,167)

	Contracts	Value
Put Options—(0.1)%
E-mini S&P 500 Index, strike price $1,900.00, expires 9/18/15	15	$(14,625)
Euro STOXX 600 Index, strike price €280.00, expires 6/19/15	70	(2,306)

		(16,931)

Total Options Written (premiums received—$78,094)		(45,098)

Total Investments, net of options written (cost—$21,911,554)—99.1%		22,252,499

Other assets less other liabilities—0.9%		194,188

Net Assets—100.0%		$22,446,687

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $905,422, representing 4.0% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) Securities with an aggregate value of $4,512,615, representing 20.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Inflationary Bonds—Principal amount of security is adjusted for inflation/deflation.

(e) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(f) Affiliated security.

(g) Non-income producing.

(h) Exchange traded-Chicago Board Options Exchange.

Glossary:

BRL—Brazilian Real

€—Euro

IDR—Indonesian Rupiah

MSCI—Morgan Stanley Capital International

MXN—Mexican Peso

PLN—Polish Zloty

REIT—Real Estate Investment Trust

ZAR—South African Rand

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	143

Schedule of Investments

May 31, 2015 (Unaudited)

The industry classification of portfolio holdings and other assets less other liabilities shown as a percentage of net assets were as follows:

Banks	20.8%
Sovereign Debt Obligations	18.4%
Oil, Gas & Consumable Fuels	5.4%
Pharmaceuticals	4.6%
Software	4.6%
Diversified Telecommunication Services	4.6%
Telecommunications	2.5%
Semiconductors & Semiconductor Equipment	2.4%
Electric Utilities	2.0%
Chemicals	2.0%
Exchange-Traded Funds	1.9%
Air Freight & Logistics	1.7%
Multi-Utilities	1.4%
Real Estate Management & Development	1.4%
Household Products	1.2%
Auto Manufacturers	1.1%
Food Products	1.1%
Communications Equipment	1.1%
Household Products/Wares	1.0%
Industrial Conglomerates	1.0%
Metals & Mining	1.0%
Internet & Catalog Retail	0.9%
Technology Hardware, Storage & Peripherals	0.8%
Insurance	0.7%
Real Estate Investment Trust	0.4%
Construction Materials	0.2%
Repurchase Agreements	14.9%
Options Purchased	0.2%
Options Written	(0.2)%
Other assets less other liabilities	0.9%

100.0%

AllianzGI Global Managed Volatility Fund

	Shares	Value
Common Stock—96.0%
Australia—3.4%
Amcor Ltd.	4,431	$48,901
Flight Centre Travel Group Ltd.	286	10,134
Insurance Australia Group Ltd.	4,049	17,470
JB Hi-Fi Ltd.	830	13,826
Sonic Healthcare Ltd.	545	8,339

		98,670

Canada—9.4%
Alimentation Couche-Tard, Inc., Class B	391	15,236
BCE, Inc.	249	10,912
Canadian Apartment Properties REIT	432	9,546
Canadian Tire Corp., Ltd., Class A	87	9,021
Dollarama, Inc.	326	18,056
Empire Co., Ltd.	180	12,894
Fairfax Financial Holdings Ltd.	122	61,450
Fortis, Inc.	877	26,784
Intact Financial Corp.	517	37,079
Manitoba Telecom Services, Inc.	503	11,261
Metro, Inc.	412	11,387
Rogers Communications, Inc., Class B	806	27,733
TELUS Corp.	526	17,908

		269,267

China—1.4%
Anhui Conch Cement Co., Ltd., Class H	4,000	16,702
China Mobile Ltd.	700	9,237
China Overseas Land & Investment Ltd.	2,000	7,190
China Petroleum & Chemical Corp., Class H	8,000	7,018

		40,147

France—1.8%
Eutelsat Communications S.A.	234	7,962
SES S.A.	1,244	44,019

		51,981

Germany—3.2%
Deutsche Lufthansa AG (b)	544	7,668
Fresenius Medical Care AG & Co. KGaA	607	51,990
MAN SE	310	32,059

		91,717

Hong Kong—4.0%
AIA Group Ltd.	2,000	13,103
BOC Hong Kong Holdings Ltd.	2,000	8,222
CLP Holdings Ltd.	4,100	35,821
Li & Fung Ltd.	22,000	19,039
Link REIT	1,000	5,816
PCCW Ltd.	11,000	6,871
Power Assets Holdings Ltd.	1,200	11,475
Yue Yuen Industrial Holdings Ltd.	4,000	13,758

		114,105

Israel—2.5%
Bank Hapoalim BM	2,279	11,943
Bank Leumi Le-Israel BM (b)	11,057	43,211
Bezeq The Israeli Telecommunication Corp., Ltd.	4,407	7,373
Israel Chemicals Ltd.	1,119	8,001

		70,528

Japan—5.4%
ABC-Mart, Inc.	200	11,548
Benesse Holdings, Inc.	300	7,838

	Shares	Value
Capcom Co., Ltd.	600	$11,576
Don Quijote Holdings Co., Ltd.	200	15,417
FamilyMart Co., Ltd.	200	8,380
K’s Holdings Corp.	200	7,493
Kao Corp.	500	22,709
Kose Corp.	200	13,068
Sanrio Co., Ltd.	300	8,394
Sawai Pharmaceutical Co., Ltd.	100	5,750
Shimamura Co., Ltd.	100	10,738
Shiseido Co., Ltd.	900	18,016
Sumitomo Heavy Industries Ltd.	2,000	13,083

		154,010

Netherlands—0.4%
Koninklijke DSM NV	203	12,018

Singapore—3.9%
CapitaLand Mall Trust REIT	6,500	10,443
DBS Group Holdings Ltd.	800	12,028
Hutchison Port Holdings Trust UNIT	12,800	8,438
Singapore Airlines Ltd.	2,400	20,203
Singapore Press Holdings Ltd.	2,900	8,945
Singapore Telecommunications Ltd.	16,600	50,701

		110,758

Sweden—0.3%
Swedish Match AB	268	7,984

Switzerland—0.6%
Nestle S.A.	123	9,530
Swisscom AG	13	7,536

		17,066

United Kingdom—1.7%
Next PLC	96	11,042
Randgold Resources Ltd.	269	19,479
RSA Insurance Group PLC	1,234	8,153
SSE PLC	342	8,703

		47,377

United States—58.0%
Alleghany Corp. (b)	90	42,782
American Capital Agency Corp. REIT	3,700	77,182
American Eagle Outfitters, Inc.	1,130	18,498
American Homes 4 Rent REIT	400	6,676
Annaly Capital Management, Inc. REIT	6,845	71,462
Apple, Inc.	135	17,588
Ares Capital Corp.	2,055	34,421
AT&T, Inc.	400	13,816
AutoZone, Inc. (b)	100	67,362
Bed Bath & Beyond, Inc. (b)	210	14,977
Bunge Ltd.	150	13,884
Capitol Federal Financial, Inc.	2,820	34,122
Capstead Mortgage Corp. REIT	4,350	51,460
CBOE Holdings, Inc.	400	23,408
Chimera Investment Corp. REIT	1,023	14,762
Cirrus Logic, Inc. (b)	510	19,253
Clorox Co.	710	76,439
Coach, Inc.	440	15,563
Coca-Cola Co.	850	34,816
ConAgra Foods, Inc.	765	29,537
Consolidated Edison, Inc.	360	22,262
Costco Wholesale Corp.	130	18,537
Deere & Co.	100	9,368
DIRECTV (b)	100	9,104
Dollar General Corp.	95	6,896
Dollar Tree, Inc. (b)	245	18,373
Duke Energy Corp.	341	25,824
Dunkin’ Brands Group, Inc.	310	16,542
eBay, Inc. (b)	200	12,272
Express Scripts Holding Co. (b)	320	27,885

144	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2015 (Unaudited)

	Shares	Value
Hatteras Financial Corp. REIT	2,425	$43,553
HCP, Inc. REIT	1,480	57,306
Integra LifeSciences Holdings Corp. (b)	220	14,777
Intel Corp.	200	6,892
International Business Machines Corp.	180	30,537
Kohl’s Corp.	200	13,098
M&T Bank Corp.	175	21,154
McDonald’s Corp.	710	68,110
Merck & Co., Inc.	250	15,223
MFA Financial, Inc. REIT	1,270	10,084
Michael Kors Holdings Ltd. (b)	100	4,650
Morningstar, Inc.	205	15,847
Newmont Mining Corp.	420	11,441
NOW, Inc. (b)	300	6,936
PartnerRe Ltd.	65	8,543
PepsiCo, Inc.	415	40,018
Procter & Gamble Co.	750	58,792
Regions Financial Corp.	1,000	10,090
Republic Services, Inc.	1,160	46,736
Ross Stores, Inc.	100	9,667
Sally Beauty Holdings, Inc. (b)	420	13,108
Southern Co.	1,415	61,821
Starwood Property Trust, Inc. REIT	300	7,167
Stericycle, Inc. (b)	415	56,979
Target Corp.	115	9,122
TransDigm Group, Inc.	65	14,693
Two Harbors Investment Corp. REIT	1,060	11,331
Ulta Salon Cosmetics & Fragrance, Inc. (b)	100	15,262
Urban Outfitters, Inc. (b)	210	7,220
Validus Holdings Ltd.	220	9,440
Ventas, Inc. REIT	210	13,969
Verizon Communications, Inc.	310	15,326
Wal-Mart Stores, Inc.	920	68,328
Waste Management, Inc.	100	4,965
Whole Foods Market, Inc.	210	8,660

		1,655,916

Total Investments (cost—$2,482,930) (a)—96.0%		2,741,544

Other assets less liabilities—4.0%		115,536

Net Assets—100.0%		$2,857,080

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $788,619, representing 27.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Real Estate Investment Trust	13.7%
Specialty Retail	7.1%
Insurance	7.0%
Electric Utilities	5.9%
Food & Staples Retailing	5.1%
Diversified Telecommunication Services	5.0%
Household Products	4.8%
Commercial Services & Supplies	3.8%
Banks	3.7%
Multi-line Retail	3.4%
Hotels, Restaurants & Leisure	3.3%
Health Care Providers & Services	3.1%
Media	3.0%
Beverages	2.6%
Machinery	1.9%
Textiles, Apparel & Luxury Goods	1.9%
Personal Products	1.8%
Food Products	1.8%
Containers & Packaging	1.7%
Wireless Telecommunication Services	1.3%
Capital Markets	1.2%
Thrifts & Mortgage Finance	1.2%
Metals & Mining	1.1%
IT Services	1.1%
Airlines	1.0%
Semiconductors & Semiconductor Equipment	0.9%
Diversified Financial Services	0.8%
Multi-Utilities	0.8%
Pharmaceuticals	0.7%
Chemicals	0.7%
Technology Hardware, Storage & Peripherals	0.6%
Construction Materials	0.6%
Health Care Equipment & Supplies	0.5%
Aerospace & Defense	0.5%
Internet Software & Services	0.4%
Software	0.4%
Transportation Infrastructure	0.3%
Tobacco	0.3%
Diversified Consumer Services	0.3%
Oil, Gas & Consumable Fuels	0.3%
Real Estate Management & Development	0.2%
Trading Companies & Distributors	0.2%
Other assets less liabilities	4.0%

100.0%

AllianzGI Global Sustainability Fund

	Shares	Value
Common Stock—93.4%
Australia—3.4%
Australia & New Zealand Banking Group Ltd.	2,162	$54,646
Brambles Ltd.	5,416	47,166
South32 Ltd. (c)	2,009	3,317

		105,129

Canada—1.0%
Gibson Energy, Inc.	1,694	32,597

Denmark—2.0%
Novo Nordisk A/S, Class B	1,115	63,254

France—3.0%
BNP Paribas S.A.	802	48,307
Bureau Veritas S.A. (b)	2,033	46,537

		94,844

Germany—5.2%
Adidas AG	784	61,695
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	318	58,762
SAP SE	595	44,175

		164,632

Ireland—1.7%
Accenture PLC, Class A	562	53,974

Japan—4.1%
Astellas Pharma, Inc.	2,600	37,736
Daikin Industries Ltd.	700	53,459
Mazda Motor Corp.	1,700	36,383

		127,578

Norway—1.0%
Storebrand ASA (c)	8,726	31,275

Spain—4.0%
Amadeus IT Holding S.A., Class A	1,551	70,561
Inditex S.A.	1,672	55,356

		125,917

Sweden—3.5%
Atlas Copco AB, Class A	1,833	55,458
Skandinaviska Enskilda Banken AB, Class A	4,363	53,964

		109,422

Switzerland—5.8%
Nestle S.A.	760	58,883
Roche Holding AG	261	79,571
UBS Group AG	2,079	44,744

		183,198

United Kingdom—14.7%
AstraZeneca PLC	624	42,024
BG Group PLC	3,379	58,898
BHP Billiton PLC	2,009	42,357
Prudential PLC	2,826	70,423
Rio Tinto PLC	1,025	44,828
Unilever PLC	1,495	66,128
Vodafone Group PLC	18,612	72,754
WPP PLC	2,663	62,916

		460,328

United States—44.0%
Agilent Technologies, Inc.	1,222	50,334
American Express Co.	737	58,754
Apple, Inc.	536	69,830
Biogen, Inc. (c)	115	45,654
Citigroup, Inc.	1,419	76,739
Colgate-Palmolive Co.	892	59,577
Eaton Corp. PLC	868	62,140
Ecolab, Inc.	428	49,070

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	145

Schedule of Investments

May 31, 2015 (Unaudited)

	Shares	Value
EOG Resources, Inc.	665	$58,979
Estee Lauder Cos., Inc., Class A	669	58,491
Google, Inc., Class A (c)	109	59,440
IDEX Corp.	762	58,872
Intel Corp.	691	23,812
Intuit, Inc.	537	55,929
Johnson & Johnson	708	70,899
Microsoft Corp.	1,271	59,559
Mondelez International, Inc., Class A	1,370	56,978
Priceline Group, Inc. (c)	43	50,398
Schlumberger Ltd.	691	62,722
Starbucks Corp.	1,386	72,017
Visa, Inc., Class A	1,144	78,570
Wells Fargo & Co.	1,940	108,562
WW Grainger, Inc.	144	34,607

		1,381,933

Total Common Stock (cost—$2,823,255)		2,934,081

Preferred Stock—2.1%
Germany—2.1%
Henkel AG & Co. KGaA (cost—$60,690)	545	65,240

	Principal Amount (000s)
Repurchase Agreements—4.6%
State Street Bank and Trust Co., dated 5/29/15, 0.00%, due 6/1/15, proceeds $145,000; collateralized by U.S. Treasury Notes, 2.125%, due 9/30/21, valued at $148,263 including accrued interest
(cost—$145,000)	$145	145,000

Total Investments (cost—$3,028,945) (a)—100.1%		3,144,321

Liabilities in excess of other assets—(0.1)%		(3,741)

Net Assets—100.0%		$3,140,580

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $1,527,500, representing 48.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Affiliated security.

(c) Non-income producing.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Banks	10.8%
Pharmaceuticals	9.2%
IT Services	6.4%
Food Products	5.8%
Insurance	5.2%
Software	5.1%
Oil, Gas & Consumable Fuels	4.8%
Machinery	3.7%
Metals & Mining	2.9%
Wireless Telecommunication Services	2.3%
Hotels, Restaurants & Leisure	2.3%
Technology Hardware, Storage & Peripherals	2.2%
Household Products/Wares	2.1%
Media	2.0%
Energy Equipment & Services	2.0%
Electrical Equipment	2.0%
Textiles, Apparel & Luxury Goods	1.9%
Household Products	1.9%
Internet Software & Services	1.9%
Consumer Finance	1.9%
Personal Products	1.9%
Specialty Retail	1.8%
Building Products	1.7%
Internet & Catalog Retail	1.6%
Life Sciences Tools & Services	1.6%
Chemicals	1.6%
Commercial Services & Supplies	1.5%
Professional Services	1.5%
Biotechnology	1.4%
Capital Markets	1.4%
Automobiles	1.2%
Trading Companies & Distributors	1.1%
Semiconductors & Semiconductor Equipment	0.8%
Repurchase Agreements	4.6%
Liabilities in excess of other assets	(0.1)%

100.0%

AllianzGI Global Water Fund

	Shares	Value
Common Stock—93.1%
Austria—1.9%
Andritz AG	114,430	$7,070,473

Canada—1.0%
Stantec, Inc.	140,000	3,872,628

China—4.4%
Guangdong Investment Ltd.	11,492,000	16,015,176

Finland—3.0%
Uponor Oyj	687,000	11,112,288

France—5.2%
Suez Environnement Co.	988,437	19,042,535

Germany—3.9%
CENTROTEC Sustainable AG	209,389	3,368,734
GEA Group AG	152,153	7,401,745
Norma Group SE (b)	67,124	3,603,814

		14,374,293

Hong Kong—4.7%
Beijing Enterprises Water Group Ltd.	20,142,000	17,147,933

Italy—1.0%
ACEA SpA	267,033	3,751,871

Japan—3.9%
Ebara Corp.	3,000,000	14,520,951

Netherlands—1.0%
Arcadis NV	132,920	3,768,985

Sweden—2.6%
Alfa Laval AB	275,696	5,208,094
Sweco AB, Class B	301,786	4,211,873

		9,419,967

Switzerland—8.6%
Belimo Holding AG	1,545	3,828,595
Geberit AG	19,378	6,974,020
Georg Fischer AG	13,921	10,551,530
Sulzer AG	91,820	10,093,041

		31,447,186

United Kingdom—12.3%
Halma PLC	969,998	11,333,197
Intertek Group PLC	96,500	3,695,877
Pentair PLC	216,485	13,861,535
RPS Group PLC	921,754	3,310,701
Severn Trent PLC	220,634	7,418,703
Spectris PLC	154,963	5,539,612

		45,159,625

United States—39.6%
Aegion Corp. (c)	80,000	1,425,600
American Water Works Co., Inc.	450,706	23,828,826
AO Smith Corp.	53,815	3,841,315
California Water Service Group	140,000	3,344,600
Danaher Corp.	313,247	27,039,481
Ecolab, Inc.	30,000	3,439,500
Franklin Electric Co., Inc.	351,871	12,382,340
IDEX Corp.	253,447	19,581,315
ITT Corp.	254,120	10,845,842
Mueller Water Products, Inc., Class A	1,064,371	9,813,501
Pall Corp.	35,025	4,358,511
Roper Technologies, Inc.	38,011	6,650,405
Xylem, Inc.	510,395	18,665,145

		145,216,381

Total Common Stock (cost—$300,475,886)		341,920,292

146	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2015 (Unaudited)

	Principal Amount (000s)	Value
Repurchase Agreements—7.0%
State Street Bank and Trust Co., dated 5/29/15, 0.00%, due 6/1/15, proceeds $25,507,000; collateralized by U.S. Treasury Notes, 2.125%, due 6/30/21, valued at $26,022,231 including accrued interest
(cost—$25,507,000)	$25,507	$25,507,000

Total Investments (cost—$325,982,886) (a)—100.1%		367,427,292

Liabilities in excess of other assets—(0.1)%		(505,779)

Net Assets—100.0%		$366,921,513

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $167,618,579, representing 45.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Affiliated security.

(c) Non-income producing.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Machinery	37.0%
Water Utilities	18.5%
Industrial Conglomerates	9.2%
Building Products	7.8%
Multi-Utilities	6.2%
Electronic Equipment, Instruments & Components	4.6%
Electrical Equipment	3.4%
Construction & Engineering	2.6%
Professional Services	2.0%
Chemicals	0.9%
Commercial Services & Supplies	0.9%
Repurchase Agreements	7.0%
Liabilities in excess of other assets	(0.1)%

100.0%

AllianzGI High Yield Bond Fund

	Principal Amount (000s)	Value
Corporate Bonds & Notes—96.5%
Advertising—0.4%
Affinion Group, Inc.,
7.875%, 12/15/18	$2,150	$1,515,750

Aerospace & Defense—1.4%
KLX, Inc. (a)(b),
5.875%, 12/1/22	1,165	1,183,931
Kratos Defense & Security Solutions, Inc.,
7.00%, 5/15/19	1,322	1,183,190
TransDigm, Inc.,
6.50%, 5/15/25 (a)(b)	1,430	1,465,750
7.50%, 7/15/21	1,830	1,985,550

		5,818,421

Auto Components—2.1%
American Axle & Manufacturing, Inc.,
6.625%, 10/15/22	2,490	2,686,088
Commercial Vehicle Group, Inc.,
7.875%, 4/15/19	2,955	3,065,812
Goodyear Tire & Rubber Co.,
8.25%, 8/15/20	2,605	2,748,275

		8,500,175

Auto Manufacturers—1.5%
FCA US LLC,
8.25%, 6/15/21	2,845	3,149,415
Navistar International Corp.,
8.25%, 11/1/21	2,790	2,803,950

		5,953,365

Building Materials—0.8%
Louisiana-Pacific Corp.,
7.50%, 6/1/20	3,045	3,273,375

Chemicals—2.4%
A Schulman, Inc. (a)(b),
6.875%, 6/1/23	2,465	2,520,462
Chemours Co. (a)(b),
7.00%, 5/15/25	2,760	2,815,200
OMNOVA Solutions, Inc.,
7.875%, 11/1/18	2,220	2,272,725
Platform Specialty Products Corp. (a)(b),
6.50%, 2/1/22	1,805	1,904,275

		9,512,662

Coal—0.4%
Arch Coal, Inc.,
9.875%, 6/15/19	2,995	673,875
CONSOL Energy, Inc.,
5.875%, 4/15/22	1,145	1,081,309

		1,755,184

Commercial Services—7.0%
Cardtronics, Inc. (a)(b),
5.125%, 8/1/22	1,440	1,440,000
Cenveo Corp.,
11.50%, 5/15/17	3,105	3,202,031
ExamWorks Group, Inc.,
5.625%, 4/15/23	2,020	2,073,025
Harland Clarke Holdings Corp. (a)(b),
9.25%, 3/1/21	3,020	2,895,425
9.75%, 8/1/18	3,050	3,226,137
Hertz Corp.,
6.75%, 4/15/19	1,985	2,059,438
RR Donnelley & Sons Co.,
6.00%, 4/1/24	2,415	2,502,544
7.00%, 2/15/22	3,845	4,215,081
SFX Entertainment, Inc. (a)(b),
9.625%, 2/1/19	2,761	2,402,070

	Principal Amount (000s)	Value
United Rentals North America, Inc.,
5.50%, 7/15/25	$2,950	$2,950,000
8.25%, 2/1/21	1,184	1,280,200

		28,245,951

Communications Equipment—0.3%
CommScope Holding Co., Inc. (b),
6.00%, 6/15/25	1,080	1,096,200

Computers—0.5%
Unisys Corp.,
6.25%, 8/15/17	1,850	1,977,188

Containers & Packaging—0.9%
Owens-Brockway Glass Container, Inc. (a)(b),
5.00%, 1/15/22	660	675,675
Reynolds Group Issuer, Inc.,
9.875%, 8/15/19	2,680	2,849,175

		3,524,850

Distribution/Wholesale—2.6%
H&E Equipment Services, Inc.,
7.00%, 9/1/22	2,375	2,517,500
HD Supply, Inc.,
11.00%, 4/15/20	3,975	4,521,562
Park-Ohio Industries, Inc.,
8.125%, 4/1/21	3,165	3,370,725

		10,409,787

Diversified Financial Services—5.5%
Ally Financial, Inc.,
8.00%, 3/15/20	2,355	2,790,675
Community Choice Financial, Inc.,
10.75%, 5/1/19	2,815	1,393,425
International Lease Finance Corp.,
8.25%, 12/15/20	3,350	4,078,625
Nationstar Mortgage LLC,
7.875%, 10/1/20	1,950	1,986,563
9.625%, 5/1/19	3,000	3,206,250
Navient Corp.,
8.45%, 6/15/18	2,365	2,654,712
Springleaf Finance Corp.,
6.90%, 12/15/17	1,215	1,300,050
8.25%, 10/1/23	3,945	4,517,025

		21,927,325

Electric Utilities—0.9%
NRG Energy, Inc.,
6.25%, 5/1/24	2,001	2,056,027
PPL Energy Supply LLC (a)(b),
6.50%, 6/1/25	1,355	1,382,534

		3,438,561

Electrical Equipment—1.2%
Anixter, Inc.,
5.125%, 10/1/21	100	103,625
Edgewell Personal Care Co. (a)(b)(c),
5.50%, 6/15/25	1,600	1,604,000
WireCo WorldGroup, Inc.,
9.50%, 5/15/17	3,440	3,199,200

		4,906,825

Electronics—2.0%
Kemet Corp.,
10.50%, 5/1/18	4,659	4,752,180
Viasystems, Inc. (a)(b),
7.875%, 5/1/19	3,080	3,276,350

		8,028,530

Engineering & Construction—1.3%
AECOM (a)(b),
5.875%, 10/15/24	3,305	3,445,462
Dycom Investments, Inc.,
7.125%, 1/15/21	1,870	1,977,525

		5,422,987

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	147

Schedule of Investments

May 31, 2015 (Unaudited)

	Principal Amount (000s)	Value
Entertainment—1.8%
AMC Entertainment, Inc.,
9.75%, 12/1/20	$2,495	$2,730,653
Cedar Fair L.P.,
5.375%, 6/1/24	3,145	3,294,387
International Game Technology PLC (a)(b),
6.25%, 2/15/22	1,175	1,145,625

		7,170,665

Food & Beverage—0.2%
SUPERVALU, Inc.,
8.00%, 5/1/16	832	880,880

Healthcare-Products—1.7%
Kinetic Concepts, Inc.,
10.50%, 11/1/18	2,570	2,770,460
Teleflex, Inc., 5.25%, 6/15/24	3,855	3,951,375

		6,721,835

Healthcare-Services—4.3%
Community Health Systems, Inc.,
7.125%, 7/15/20	1,150	1,229,063
8.00%, 11/15/19	3,220	3,429,300
Envision Healthcare Corp. (a)(b),
5.125%, 7/1/22	1,980	2,044,350
HCA, Inc.,
7.50%, 2/15/22	2,440	2,860,900
Kindred Healthcare, Inc.,
6.375%, 4/15/22	2,123	2,173,421
8.75%, 1/15/23 (a)(b)	1,235	1,375,481
Tenet Healthcare Corp.,
8.125%, 4/1/22	3,820	4,173,350

		17,285,865

Holding Companies-Diversified—0.5%
Horizon Pharma Financing, Inc. (a)(b),
6.625%, 5/1/23	1,895	1,956,588

Home Builders—3.2%
Beazer Homes USA, Inc.,
9.125%, 5/15/19	1,125	1,172,813
Brookfield Residential Properties, Inc. (a)(b),
6.50%, 12/15/20	3,165	3,267,862
KB Home,
8.00%, 3/15/20	3,105	3,465,956
Standard Pacific Corp.,
5.875%, 11/15/24	615	642,675
8.375%, 5/15/18	3,110	3,576,500
William Lyon Homes, Inc.,
8.50%, 11/15/20	585	639,113

		12,764,919

Household Products/Wares—0.7%
Spectrum Brands, Inc. (a)(b),
5.75%, 7/15/25	2,825	2,916,812

Insurance—0.5%
CNO Financial Group, Inc.,
5.25%, 5/30/25	1,885	1,960,400

Internet—2.2%
Affinion Investments LLC,
13.50%, 8/15/18	2,098	1,185,314
Equinix, Inc.,
5.375%, 1/1/22	1,660	1,735,737
j2 Global, Inc.,
8.00%, 8/1/20	3,780	4,091,850
Netflix, Inc. (a)(b),
5.875%, 2/15/25	1,930	2,026,500

		9,039,401

Iron/Steel—0.8%
AK Steel Corp.,
7.625%, 5/15/20	650	576,063
8.375%, 4/1/22	1,550	1,354,312
8.75%, 12/1/18	770	817,163

	Principal Amount (000s)	Value
Steel Dynamics, Inc.,
5.50%, 10/1/24	$635	$656,431

		3,403,969

Leisure Time—0.6%
NCL Corp. Ltd. (a)(b),
5.25%, 11/15/19	2,195	2,279,947

Lodging—0.4%
Wynn Las Vegas LLC (a)(b),
5.50%, 3/1/25	1,455	1,462,275

Machinery-Construction & Mining—0.7%
BlueLine Rental Finance Corp. (a)(b),
7.00%, 2/1/19	2,735	2,837,563

Machinery-Diversified—0.7%
Zebra Technologies Corp. (a)(b),
7.25%, 10/15/22	2,680	2,914,500

Media—7.5%
American Media, Inc.,
11.50%, 12/15/17	2,565	2,699,663
Cablevision Systems Corp.,
8.625%, 9/15/17	2,545	2,828,131
CCO Holdings LLC,
5.75%, 1/15/24	2,200	2,271,500
Clear Channel Worldwide Holdings, Inc.,
6.50%, 11/15/22	3,710	3,941,875
DISH DBS Corp.,
5.875%, 7/15/22	1,275	1,303,688
Gray Television, Inc.,
7.50%, 10/1/20	3,045	3,258,150
LIN Television Corp. (a)(b),
5.875%, 11/15/22	1,930	1,983,075
McClatchy Co.,
9.00%, 12/15/22	3,440	3,366,900
McGraw-Hill Global Education Holdings LLC,
9.75%, 4/1/21	3,615	4,021,687
Nexstar Broadcasting, Inc.,
6.875%, 11/15/20	2,390	2,551,325
Sinclair Television Group, Inc.,
6.375%, 11/1/21	1,670	1,770,200

		29,996,194

Metals & Mining—0.8%
ArcelorMittal,
10.60%, 6/1/19	2,565	3,119,681

Mining—1.3%
Alcoa, Inc.,
5.90%, 2/1/27	1,115	1,220,925
HudBay Minerals, Inc.,
9.50%, 10/1/20	1,795	1,929,625
Thompson Creek Metals Co., Inc.,
7.375%, 6/1/18	2,350	2,056,250

		5,206,800

Miscellaneous Manufacturing—0.6%
Trinseo Materials Operating SCA (a)(b),
6.75%, 5/1/22	2,250	2,297,813

Oil, Gas & Consumable Fuels—10.1%
BreitBurn Energy Partners L.P.,
8.625%, 10/15/20	3,220	2,914,100
Calumet Specialty Products Partners L.P.,
6.50%, 4/15/21	3,565	3,587,281
Carrizo Oil & Gas, Inc.,
6.25%, 4/15/23	735	751,538
Chesapeake Energy Corp.,
6.625%, 8/15/20	3,615	3,813,825
Concho Resources, Inc.,
7.00%, 1/15/21	1,930	2,045,800
CVR Refining LLC,
6.50%, 11/1/22	2,175	2,240,250

	Principal Amount (000s)	Value
Energy XXI Gulf Coast, Inc.,
9.25%, 12/15/17	$2,285	$1,570,937
11.00%, 3/15/20 (a)(b)	4,185	3,850,200
EP Energy LLC,
9.375%, 5/1/20	2,860	3,124,550
Linn Energy LLC,
6.50%, 9/15/21	1,415	1,142,613
Range Resources Corp. (a)(b),
4.875%, 5/15/25	2,485	2,488,106
Rice Energy, Inc.,
6.25%, 5/1/22	2,710	2,792,980
Sanchez Energy Corp.,
6.125%, 1/15/23	2,625	2,506,875
Sunoco L.P. (a)(b),
6.375%, 4/1/23	3,055	3,192,475
Ultra Petroleum Corp. (a)(b),
6.125%, 10/1/24	610	563,488
United Refining Co.,
10.50%, 2/28/18	1,434	1,512,870
Vanguard Natural Resources LLC,
7.875%, 4/1/20	2,560	2,521,600

		40,619,488

Paper & Forest Products—0.5%
Mercer International, Inc.,
7.75%, 12/1/22	1,825	1,975,563

Pharmaceuticals—2.5%
Endo Finance LLC (a)(b),
5.375%, 1/15/23	1,825	1,788,500
7.00%, 12/15/20	3,745	3,955,656
Omnicare, Inc.,
5.00%, 12/1/24	1,085	1,205,706
Valeant Pharmaceuticals International, Inc. (a)(b),
6.125%, 4/15/25	2,870	2,995,563

		9,945,425

Pipelines—1.4%
Energy Transfer Equity L.P.,
5.875%, 1/15/24	1,755	1,873,462
Sabine Pass Liquefaction LLC,
5.75%, 5/15/24	2,309	2,358,066
Tesoro Logistics L.P.,
6.125%, 10/15/21	765	807,075
6.25%, 10/15/22 (a)(b)	745	791,563

		5,830,166

Real Estate—0.6%
Kennedy-Wilson, Inc.,
5.875%, 4/1/24	2,481	2,530,620

Real Estate Investment Trust—0.2%
iStar Financial, Inc.,
7.125%, 2/15/18	720	765,900

Retail—4.2%
Caleres, Inc.,
7.125%, 5/15/19	3,890	4,045,600
Conn’s, Inc. (a)(b),
7.25%, 7/15/22	2,205	2,127,825
Family Tree Escrow LLC (a)(b),
5.75%, 3/1/23	2,815	2,980,381
Neiman Marcus Group Ltd. LLC (a)(b),
8.00%, 10/15/21	3,465	3,733,538
Sonic Automotive, Inc.,
7.00%, 7/15/22	3,665	3,994,850

		16,882,194

Semiconductors—3.8%
Advanced Micro Devices, Inc.,
6.75%, 3/1/19	1,860	1,667,025
7.50%, 8/15/22	885	783,225
Amkor Technology, Inc.,
6.375%, 10/1/22	3,500	3,600,625
Freescale Semiconductor, Inc. (a)(b),
6.00%, 1/15/22	3,306	3,570,480
Micron Technology, Inc.,
5.875%, 2/15/22	2,900	3,055,875

148	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2015 (Unaudited)

	Principal Amount (000s)	Value
Sensata Technologies BV (a)(b),
5.625%, 11/1/24	$2,285	$2,444,950

		15,122,180

Shipbuilding—0.5%
Huntington Ingalls Industries, Inc. (a)(b),
5.00%, 12/15/21	2,005	2,092,719

Software—2.0%
First Data Corp.,
10.625%, 6/15/21	1,848	2,092,860
12.625%, 1/15/21	1,410	1,654,988
MSCI, Inc. (a)(b),
5.25%, 11/15/24	1,950	2,040,187
Open Text Corp. (a)(b),
5.625%, 1/15/23	2,280	2,302,800

		8,090,835

Telecommunications—8.7%
Consolidated Communications, Inc.,
6.50%, 10/1/22 (a)(b)	1,745	1,771,175
10.875%, 6/1/20	2,580	2,899,275
EarthLink Holdings Corp.,
7.375%, 6/1/20	1,550	1,629,438
8.875%, 5/15/19	1,532	1,600,940
Hughes Satellite Systems Corp.,
7.625%, 6/15/21	3,665	4,132,287
Intelsat Jackson Holdings S.A.,
7.25%, 4/1/19	2,335	2,402,131
Level 3 Financing, Inc. (a)(b),
5.375%, 5/1/25	2,990	2,978,788
Sprint Communications, Inc.,
6.00%, 11/15/22	1,065	1,022,400
11.50%, 11/15/21	3,515	4,279,512
Sprint Corp.,
7.125%, 6/15/24	1,290	1,251,300
T-Mobile USA, Inc.,
6.625%, 11/15/20	1,935	2,031,750
6.625%, 4/1/23	1,160	1,223,800
6.836%, 4/28/23	2,885	3,079,738
West Corp. (a)(b),
5.375%, 7/15/22	2,075	2,020,531
Windstream Services LLC,
7.50%, 6/1/22	2,720	2,492,200

		34,815,265

Transportation—1.6%
Erickson, Inc.,
8.25%, 5/1/20	2,941	2,242,512
Quality Distribution LLC,
9.875%, 11/1/18	1,468	1,552,410
XPO Logistics, Inc. (a)(b),
7.875%, 9/1/19	2,620	2,823,050

		6,617,972

Utilities—0.7%
TerraForm Power Operating LLC (a)(b),
5.875%, 2/1/23	2,645	2,737,575

Total Corporate Bonds & Notes (cost—$385,260,099)		387,549,145

Repurchase Agreements—2.7%
State Street Bank and Trust Co., dated 5/29/15, 0.00%, due 6/1/15, proceeds $10,810,000; collateralized by U.S. Treasury Notes, 2.125%, due 9/30/21, valued at $11,027,663 including accrued interest
(cost—$10,810,000)	10,810	10,810,000

Total Investments (cost—$396,070,099)—99.2%		398,359,145

Other assets less liabilities—0.8%		3,323,393

Net Assets—100.0%		$401,682,538

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $111,995,212, representing 27.9% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) When-issued or delayed-delivery. To be settled/delivered after May 31, 2015.

Glossary:

MSCI—Morgan Stanley Capital International

AllianzGI International Growth Fund

	Shares	Value
Common Stock—98.3%
Australia—3.2%
Brambles Ltd.	3,568	$31,073
CSL Ltd.	463	32,989
REA Group Ltd.	469	13,931
Seek Ltd.	1,975	25,409

		103,402

Brazil—6.2%
Ambev S.A.	6,072	35,064
Cielo S.A.	2,664	33,443
Lojas Renner S.A.	1,154	38,771
Odontoprev S.A.	8,272	29,362
Ultrapar Participacoes S.A.	1,252	26,971
WEG S.A.	6,816	36,815

		200,426

Canada—5.4%
Bank of Nova Scotia	762	40,073
Canadian National Railway Co.	901	53,447
Restaurant Brands International, Inc.	1,437	55,650
Richelieu Hardware Ltd.	514	25,212

		174,382

China—1.5%
Tencent Holdings Ltd.	2,394	47,866

Denmark—7.6%
Ambu A/S, Class B	1,476	43,266
DSV A/S (b)	1,687	58,572
Novo Nordisk A/S, Class B	1,828	103,703
SimCorp A/S (b)	978	36,714

		242,255

France—9.6%
Bureau Veritas S.A. (b)	1,658	37,953
Dassault Systemes	449	35,035
L’Oreal S.A.	251	47,339
Legrand S.A.	1,258	70,703
Schneider Electric SE	984	74,184
Sodexo S.A.	421	43,391

		308,605

Germany—9.4%
Fresenius SE & Co. KGaA	719	45,866
HUGO BOSS AG (b)	473	54,062
Infineon Technologies AG (b)	4,172	54,484
Kontron AG (c)	3,577	17,997
Linde AG	196	37,660
Norma Group SE (b)	515	27,650
SAP SE	877	65,112

		302,831

Hong Kong—2.8%
AIA Group Ltd.	10,389	68,065
Biostime International Holdings Ltd.	5,033	21,005

		89,070

Indonesia—1.3%
Ace Hardware Indonesia Tbk PT	459,400	23,971
Bank Mandiri Persero Tbk PT	20,600	16,776

		40,747

Japan—8.9%
Keyence Corp.	134	71,889
Nippon Paint Holdings Co., Ltd.	1,012	31,253
SMC Corp.	222	66,944
Sundrug Co., Ltd.	591	31,225
Sysmex Corp.	897	51,746
Unicharm Corp.	1,524	33,615

		286,672

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	149

Schedule of Investments

May 31, 2015 (Unaudited)

	Shares	Value
Korea (Republic of)—1.5%
LG Household & Health Care Ltd.	68	$49,577

Luxembourg—2.0%
Samsonite International S.A.	17,863	64,931

Mexico—1.2%
Fomento Economico Mexicano S.A.B. de C.V. UNIT	4,190	37,299

Netherlands—3.0%
Akzo Nobel NV	544	41,364
ASML Holding NV	481	53,840

		95,204

Philippines—2.2%
Jollibee Foods Corp.	5,340	24,053
Universal Robina Corp.	10,980	46,895

		70,948

South Africa—1.2%
Woolworths Holdings Ltd.	4,777	37,576

Spain—1.6%
Inditex S.A.	1,526	50,523

Sweden—7.1%
Atlas Copco AB, Class A	1,995	60,359
Elekta AB, Class B	2,700	19,015
Hexagon AB, Class B	1,629	59,796
Hexpol AB	5,000	54,269
Trelleborg AB, Class B (b)	1,685	32,876

		226,315

Switzerland—6.7%
Cie Financiere Richemont S.A.	782	67,542
Roche Holding AG	196	59,755
Sika AG	8	27,524
UBS Group AG	2,753	59,249

		214,070

United Kingdom—15.9%
British American Tobacco PLC	1,337	73,849
Diageo PLC	1,885	52,310
IMI PLC	1,730	32,928
Prudential PLC	2,567	63,968
Reckitt Benckiser Group PLC	1,021	92,212
Rotork PLC (b)	8,630	33,408
Shire PLC	660	57,084
Spirax-Sarco Engineering PLC (b)	628	33,444
Unilever PLC	1,561	69,048

		508,251

Total Investments (cost—$2,971,964) (a)—98.3%		3,150,950

Other assets less liabilities—1.7%		54,492

Net Assets—100.0%		$3,205,442

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $2,633,537, representing 82.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Affiliated security.

(c) Non-income producing.

Glossary:

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Machinery	10.2%
Pharmaceuticals	6.9%
Chemicals	6.1%
Textiles, Apparel & Luxury Goods	5.8%
Household Products	5.4%
Electrical Equipment	4.5%
Food Products	4.4%
Software	4.3%
Insurance	4.1%
Electronic Equipment, Instruments & Components	4.1%
Semiconductors & Semiconductor Equipment	3.9%
Beverages	3.9%
Hotels, Restaurants & Leisure	3.7%
Health Care Equipment & Supplies	3.6%
Road & Rail	3.5%
Multi-line Retail	2.4%
Specialty Retail	2.4%
Health Care Providers & Services	2.3%
Tobacco	2.3%
Professional Services	2.0%
Capital Markets	1.8%
Banks	1.7%
Internet Software & Services	1.5%
Personal Products	1.5%
IT Services	1.0%
Biotechnology	1.0%
Food & Staples Retailing	1.0%
Commercial Services & Supplies	1.0%
Oil, Gas & Consumable Fuels	0.8%
Trading Companies & Distributors	0.8%
Media	0.4%
Other assets less liabilities	1.7%

100.0%

AllianzGI International Small-Cap Fund

	Shares	Value
Common Stock—92.6%
Australia—2.7%
Challenger Ltd.	194,200	$1,016,296
Dick Smith Holdings Ltd.	426,528	715,500
Slater & Gordon Ltd.	157,027	721,075
Spotless Group Holdings Ltd.	502,890	862,241

		3,315,112

Austria—3.2%
ams AG	49,649	2,952,282
Schoeller-Bleckmann Oilfield Equipment AG (d)	13,795	913,866

		3,866,148

Belgium—1.4%
Ontex Group NV (d)	56,453	1,743,230

China—1.8%
China Everbright International Ltd.	677,000	1,288,185
Sunny Optical Technology Group Co., Ltd.	405,000	885,127

		2,173,312

Denmark—1.6%
SimCorp A/S (d)	51,399	1,929,520

Finland—2.5%
Amer Sports Oyj	66,146	1,688,017
Huhtamaki Oyj	38,463	1,297,058

		2,985,075

France—6.1%
GameLoft SE (d)(e)	165,335	813,742
Korian-Medica	51,814	1,797,418
Sartorius Stedim Biotech	10,937	2,888,912
Virbac S.A.	7,605	1,832,136

		7,332,208

Germany—5.6%
Aareal Bank AG (d)	53,454	2,125,095
Bechtle AG (d)	21,264	1,563,881
Bertrandt AG	5,578	734,059
CANCOM SE (d)	37,835	1,416,231
Gerry Weber International AG (d)	28,369	901,500

		6,740,766

Hong Kong—2.8%
Ju Teng International Holdings Ltd. (d)	1,306,000	805,128
Nexteer Automotive Group Ltd.	1,125,000	1,309,084
Techtronic Industries Co., Ltd.	159,500	548,316
Xinyi Glass Holdings Ltd.	1,316,000	791,137

		3,453,665

Ireland—2.8%
Glanbia PLC	65,315	1,293,390
Kingspan Group PLC (d)	91,649	2,089,958

		3,383,348

Italy—3.2%
Banca Popolare di Milano Scarl	2,321,575	2,408,459
De’ Longhi (d)	62,967	1,497,353

		3,905,812

Japan—26.8%
ABC-Mart, Inc.	28,900	1,668,622
Aica Kogyo Co., Ltd.	61,200	1,367,798
Aozora Bank Ltd.	446,000	1,715,078
Asics Corp.	77,200	2,050,416
Bandai Namco Holdings, Inc.	75,300	1,543,370

150	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2015 (Unaudited)

	Shares	Value
Calbee, Inc.	33,800	$1,292,827
Coca-Cola East Japan Co., Ltd.	38,300	707,332
Daiho Corp.	121,000	540,045
Disco Corp.	14,300	1,327,997
Don Quijote Holdings Co., Ltd.	20,900	1,611,072
Fukushima Industries Corp.	39,400	692,333
Hoshizaki Electric Co., Ltd.	31,900	1,961,954
Inaba Denki Sangyo Co., Ltd.	28,200	961,665
Japan Airport Terminal Co., Ltd.	17,100	990,411
Kusuri No Aoki Co., Ltd.	39,000	1,412,161
Maeda Road Construction Co., Ltd.	61,000	1,196,312
Obayashi Corp.	332,000	2,168,412
Sanwa Holdings Corp.	154,200	1,337,644
Seiko Holdings Corp.	167,000	913,415
Shinmaywa Industries Ltd.	59,000	597,347
Suruga Bank Ltd.	30,900	654,144
Teijin Ltd.	549,000	2,041,921
THK Co., Ltd.	40,000	957,915
Tokyo Tatemono Co., Ltd.	104,000	803,001
Yamaha Motor Co., Ltd.	78,400	1,953,085

		32,466,277

New Zealand—0.2%
Metlifecare Ltd.	81,138	282,308

Norway—1.0%
Opera Software ASA (d)	101,495	877,703
ProSafe SE	73,448	278,407

		1,156,110

Philippines—0.7%
Cosco Capital, Inc.	4,966,800	864,755

Spain—5.2%
Bolsas y Mercados Espanoles S.A.	39,015	1,580,525
Gamesa Corp. Tecnologica S.A. (e)	179,644	2,761,473
Melia Hotels International S.A.	146,527	1,905,287

		6,247,285

Sweden—6.0%
Betsson AB (e)	157,374	2,353,695
Betsson AB Redemption Shares (e)	52,458	73,213
JM AB	38,180	1,081,978
NetEnt AB (d)	53,570	2,066,486
NetEnt AB Redemption Shares (c)	53,570	31,414
Nibe Industrier AB, Class B	54,048	1,610,968

		7,217,754

Switzerland—3.7%
Burckhardt Compression Holding AG (d)	2,919	1,345,296
Georg Fischer AG	2,385	1,807,729
Interroll Holding AG (d)	1,988	1,277,600

		4,430,625

Taiwan—2.2%
Chailease Holding Co., Ltd.	281,000	709,196
Chipbond Technology Corp.	312,000	721,290
Hermes Microvision, Inc.	7,000	549,599
Primax Electronics Ltd. (d)	528,000	741,509

		2,721,594

Thailand—0.5%
AP Thailand PCL (c)	2,954,320	613,666

United Kingdom—12.6%
Auto Trader Group PLC (a)(e)	446,734	1,940,826

	Shares	Value
DS Smith PLC	121,508	$660,229
Elementis PLC	349,548	1,637,049
Intermediate Capital Group PLC	121,710	1,114,243
Pets at Home Group PLC	279,113	1,205,135
Restaurant Group PLC	184,148	1,944,043
Rotork PLC (d)	388,180	1,502,725
Segro PLC REIT	305,691	1,991,284
Senior PLC (d)	180,976	887,233
Spirax-Sarco Engineering PLC (d)	43,424	2,312,509

		15,195,276

Total Common Stock (cost—$92,816,697)		112,023,846

	Principal Amount (000s)
Repurchase Agreements—6.6%
State Street Bank and Trust Co., dated 5/29/15, 0.00%, due 6/1/15, proceeds $7,946,000; collateralized by U.S. Treasury Notes, 2.125%, due 9/30/21, valued at $8,108,425 including accrued interest
(cost—$7,946,000)	$7,946	7,946,000

Total Investments (cost—$100,762,697) (b)—99.2%		119,969,846

Other assets less liabilities—0.8%		1,010,422

Net Assets—100.0%		$120,980,268

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $94,344,204, representing 78.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $645,080, representing 0.5% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Affiliated security.

(e) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Machinery	10.3%
Hotels, Restaurants & Leisure	5.3%
Building Products	5.2%
Semiconductors & Semiconductor Equipment	4.5%
Internet Software & Services	4.0%
Banks	3.9%
Construction & Engineering	3.2%
Textiles, Apparel & Luxury Goods	3.1%
Chemicals	3.1%
Specialty Retail	3.0%
Diversified Financial Services	2.7%
Leisure Products	2.7%
Household Durables	2.5%
IT Services	2.5%
Health Care Equipment & Supplies	2.4%
Electrical Equipment	2.3%
Software	2.3%
Food Products	2.2%
Food & Staples Retailing	1.9%
Commercial Services & Supplies	1.8%
Thrifts & Mortgage Finance	1.8%
Auto Components	1.7%
Health Care Providers & Services	1.7%
Real Estate Investment Trust	1.7%
Containers & Packaging	1.7%
Automobiles	1.6%
Pharmaceuticals	1.5%
Personal Products	1.4%
Electronic Equipment, Instruments & Components	1.4%
Multi-line Retail	1.3%
Real Estate Management & Development	1.2%
Energy Equipment & Services	1.1%
Capital Markets	0.9%
Transportation Infrastructure	0.8%
Trading Companies & Distributors	0.8%
Aerospace & Defense	0.7%
Technology Hardware, Storage & Peripherals	0.6%
Professional Services	0.6%
Diversified Consumer Services	0.6%
Beverages	0.6%
Repurchase Agreements	6.6%
Other assets less liabilities	0.8%

100.0%

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	151

Schedule of Investments

May 31, 2015 (Unaudited)

AllianzGI Micro Cap Fund

	Shares	Value
Common Stock—96.6%
Aerospace & Defense—1.0%
Astronics Corp. (b)	6,166	$430,942

Air Freight & Logistics—0.4%
Park-Ohio Holdings Corp.	3,549	170,387

Auto Components—2.3%
Motorcar Parts of America, Inc. (b)	18,155	522,320
Strattec Security Corp. (a)	2,006	138,434
Tower International, Inc. (b)	11,677	321,234

		981,988

Banks—4.4%
Ameris Bancorp	12,907	325,127
Banner Corp.	9,295	418,461
Eagle Bancorp, Inc. (b)	10,859	432,080
First Merchants Corp.	15,710	365,886
First NBC Bank Holding Co. (b)	9,896	336,365

		1,877,919

Biotechnology—10.0%
AMAG Pharmaceuticals, Inc. (b)	4,714	328,000
Anacor Pharmaceuticals, Inc. (b)	7,017	499,751
BioSpecifics Technologies Corp. (b)	6,750	321,570
Eagle Pharmaceuticals, Inc. (b)	4,155	301,778
Esperion Therapeutics, Inc. (b)	3,697	397,464
Insmed, Inc. (b)	10,423	228,681
Insys Therapeutics, Inc. (b)	5,871	349,911
Ligand Pharmaceuticals, Inc., Class B (b)	9,457	833,256
MacroGenics, Inc. (b)	6,136	198,500
Repligen Corp. (b)	21,189	863,664

		4,322,575

Building Products—4.6%
American Woodmark Corp. (b)	6,646	341,206
Builders FirstSource, Inc. (b)	41,809	513,414
Patrick Industries, Inc. (b)	13,192	788,882
PGT, Inc. (b)	28,527	341,183

		1,984,685

Capital Markets—1.0%
Cowen Group, Inc., Class A (a)(b)	76,316	450,264

Chemicals—0.6%
American Vanguard Corp.	18,633	256,763

Commercial Services & Supplies—0.6%
ARC Document Solutions, Inc. (b)	37,424	280,306

Communications Equipment—0.7%
ShoreTel, Inc. (b)	45,879	315,648

Construction Materials—1.0%
U.S. Concrete, Inc. (b)	11,995	453,291

Diversified Consumer Services—0.9%
Carriage Services, Inc.	15,297	380,589

Diversified Telecommunication Services—1.5%
8x8, Inc. (b)	34,648	288,965
inContact, Inc. (b)	36,899	358,658

		647,623

Electrical Equipment—0.7%
Enphase Energy, Inc. (b)	30,233	286,307

Electronic Equipment, Instruments & Components—0.8%
Methode Electronics, Inc.	5,075	238,170
Planar Systems, Inc. (b)	21,566	93,381

		331,551

	Shares	Value
Food Products—0.3%
John B Sanfilippo & Son, Inc.	2,819	$142,670

Health Care Equipment & Supplies—6.9%
AtriCure, Inc. (b)	16,772	384,750
Cardiovascular Systems, Inc. (b)	11,698	327,310
Cynosure, Inc., Class A (b)	10,851	387,381
Inogen, Inc. (b)	16,284	608,696
RTI Surgical, Inc. (b)	16,242	105,086
Spectranetics Corp. (b)	11,749	291,728
SurModics, Inc. (b)	10,773	265,877
Trinity Biotech PLC ADR	14,893	257,649
Vascular Solutions, Inc. (b)	10,991	358,636

		2,987,113

Health Care Providers & Services—5.9%
Aceto Corp.	16,816	396,353
Adeptus Health, Inc., Class A (b)	7,374	516,549
BioTelemetry, Inc. (b)	32,594	314,532
Capital Senior Living Corp. (b)	14,926	384,494
Cross Country Healthcare, Inc. (b)	32,815	348,495
Providence Service Corp. (b)	7,467	358,864
RadNet, Inc. (b)	34,291	223,234

		2,542,521

Health Care Technology—1.2%
Omnicell, Inc. (b)	13,681	505,923

Hotels, Restaurants & Leisure—2.9%
Carrols Restaurant Group, Inc. (b)	34,175	342,433
Kona Grill, Inc. (b)	11,540	234,493
Popeyes Louisiana Kitchen, Inc. (b)	7,044	391,717
Rave Restaurant Group, Inc. (b)	23,137	301,475

		1,270,118

Household Durables—3.1%
LGI Homes, Inc. (b)	18,981	357,792
Libbey, Inc.	10,968	433,236
M/I Homes, Inc. (b)	13,715	319,148
Skullcandy, Inc. (b)	30,645	229,837

		1,340,013

Insurance—2.0%
Federated National Holding Co.	8,789	225,701
HCI Group, Inc. (a)	6,881	297,466
Heritage Insurance Holdings, Inc. (b)	15,231	319,851

		843,018

Internet & Catalog Retail—1.0%
Nutrisystem, Inc.	18,225	414,801

Internet Software & Services—5.2%
Actua Corp. (b)	2,446	31,089
Autobytel, Inc. (b)	23,834	399,458
GTT Communications, Inc. (b)	16,398	361,248
Internap Corp. (b)	33,990	331,062
IntraLinks Holdings, Inc. (b)	30,165	320,654
Limelight Networks, Inc. (b)	69,594	304,126
SPS Commerce, Inc. (b)	4,201	273,149
TechTarget, Inc. (b)	26,002	240,518

		2,261,304

IT Services—1.1%
Virtusa Corp. (b)	10,518	478,569

Leisure Equipment & Products—1.5%
Nautilus, Inc. (b)	30,059	634,846

Life Sciences Tools & Services—3.8%
Albany Molecular Research, Inc. (b)	25,371	511,225
Cambrex Corp. (b)	19,201	768,424
NeoGenomics, Inc. (b)	63,287	337,320

		1,616,969

	Shares	Value
Machinery—2.2%
Kadant, Inc.	7,473	$351,978
Lydall, Inc. (b)	10,592	290,327
NN, Inc.	11,360	309,560

		951,865

Media—1.8%
Carmike Cinemas, Inc. (b)	15,952	443,944
Entravision Communications Corp., Class A	47,251	318,944

		762,888

Metals & Mining—0.6%
Olympic Steel, Inc.	14,736	258,469

Oil, Gas & Consumable Fuels—2.3%
Abraxas Petroleum Corp. (b)	90,651	265,608
Gastar Exploration, Inc. (b)	59,087	180,215
Synergy Resources Corp. (b)	15,076	173,525
Teekay Tankers Ltd., Class A	54,043	364,790

		984,138

Paper & Forest Products—1.0%
Neenah Paper, Inc. (a)	7,033	424,020

Pharmaceuticals—7.7%
ANI Pharmaceuticals, Inc. (b)	5,683	286,310
Cempra, Inc. (b)	7,114	261,155
Depomed, Inc. (b)	31,776	662,847
Horizon Pharma PLC (b)	10,616	344,277
IGI Laboratories, Inc. (b)	47,422	308,243
Intersect ENT, Inc. (b)	14,369	341,120
Omeros Corp. (b)	14,280	283,458
Pernix Therapeutics Holdings, Inc. (b)	37,338	237,843
Supernus Pharmaceuticals, Inc. (b)	19,712	280,305
Tetraphase Pharmaceuticals, Inc. (b)	7,297	312,895

		3,318,453

Professional Services—0.8%
Barrett Business Services, Inc.	835	30,068
GP Strategies Corp. (b)	10,648	332,324

		362,392

Road & Rail—1.3%
Celadon Group, Inc.	12,329	287,512
Covenant Transportation Group, Inc., Class A (b)	9,087	280,879

		568,391

Semiconductors & Semiconductor Equipment—4.6%
Ambarella, Inc. (b)	4,640	418,574
FormFactor, Inc. (b)	44,324	412,656
Inphi Corp. (b)	14,005	335,280
PDF Solutions, Inc. (b)	16,977	270,444
Tower Semiconductor Ltd. (b)	34,236	528,262

		1,965,216

Software—3.0%
Callidus Software, Inc. (b)	28,197	403,781
ePlus, Inc. (b)	4,735	367,673
Silver Spring Networks, Inc. (b)	15,643	213,840
Telenav, Inc. (b)	33,065	298,577

		1,283,871

Specialty Retail—2.8%
Citi Trends, Inc. (b)	14,083	338,696
Kirkland’s, Inc. (b)	13,742	361,002
Shoe Carnival, Inc.	11,365	314,129
Tilly’s, Inc., Class A (b)	19,691	189,821

		1,203,648

152	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2015 (Unaudited)

	Shares	Value
Technology Hardware, Storage & Peripherals—0.8%
Quantum Corp. (b)	172,605	$352,114

Thrifts & Mortgage Finance—2.3%
LendingTree, Inc. (b)	10,466	620,215
Meridian Bancorp, Inc. (b)	28,818	370,023

		990,238

Total Investments (cost—$27,669,511)—96.6%		41,634,406

Other assets less liabilities—3.4%		1,461,859

Net Assets—100.0%		$43,096,265

Notes to Schedule of Investments:

(a) Affiliated security.

(b) Non-income producing.

Glossary:

ADR—American Depositary Receipt

AllianzGI Multi-Asset Real Return Fund

	Shares	Value
Mutual Funds (e)(f)—50.3%
AllianzGI Global Natural Resources	79,315	$1,412,605
PIMCO Commodity RealReturn Strategy	286,559	1,252,264

Total Mutual Funds (cost—$2,880,055)		2,664,869

Common Stock—26.3%
Australia—2.1%
Dexus Property Group REIT	1,115	6,803
Federation Centres REIT	2,930	6,781
Goodman Group REIT	1,778	8,846
GPT Group REIT	2,240	7,881
Lend Lease Group	1,020	12,917
Mirvac Group REIT	4,641	7,107
Novion Property Group REIT	3,280	6,090
Scentre Group REIT	7,879	23,689
Stockland REIT	3,686	12,174
Westfield Corp. REIT	2,619	19,281

		111,569

Austria—0.0%
BUWOG AG (g)	101	2,031

Canada—0.9%
Brookfield Asset Management, Inc., Class A	972	34,375
First Capital Realty, Inc.	157	2,373
H&R Real Estate Investment Trust REIT	220	4,000
RioCan Real Estate Investment Trust REIT	320	7,128

		47,876

France—1.1%
Fonciere Des Regions REIT	60	5,282
Gecina S.A. REIT	50	6,568
ICADE REIT	60	4,673
Klepierre REIT	285	12,645
Unibail-Rodamco SE REIT	114	29,265

		58,433

Germany—0.5%
Deutsche Annington Immobilien SE	500	15,826
Deutsche Wohnen AG	500	12,191

		28,017

Hong Kong—3.2%
Cheung Kong Holdings Ltd. (b)	1,696	10,302
CK Hutchison Holdings Ltd.	1,696	26,357
Hang Lung Properties Ltd.	3,871	12,193
Henderson Land Development Co., Ltd.	1,671	13,439
Hysan Development Co., Ltd.	1,450	6,619
Kerry Properties Ltd.	1,052	4,387
Link REIT	2,821	16,407
New World Development Co., Ltd.	5,440	7,203
Sino Land Co., Ltd.	3,271	5,563
Sun Hung Kai Properties Ltd.	1,827	30,850
Swire Pacific Ltd., Class A	700	9,367
Swire Properties Ltd.	1,993	6,751
Wharf Holdings Ltd.	2,649	18,242
Wheelock & Co., Ltd.	856	4,604

		172,284

Japan—3.2%
Aeon Mall Co., Ltd.	130	2,381
Daito Trust Construction Co., Ltd.	110	12,207
Daiwa House Industry Co., Ltd.	636	15,232

	Shares	Value
Hulic Co., Ltd.	325	$3,341
Japan Prime Realty Investment Corp. REIT	1	3,281
Japan Real Estate Investment Corp. REIT	1	4,589
Japan Retail Fund Investment Corp. REIT	3	6,009
Mitsubishi Estate Co., Ltd.	1,521	33,935
Mitsui Fudosan Co., Ltd.	1,156	33,597
Nippon Building Fund, Inc. REIT	2	9,333
Nippon Prologis REIT, Inc. REIT	2	3,847
Nomura Real Estate Holdings, Inc.	200	4,095
Nomura Real Estate Office Fund, Inc. REIT	1	4,571
NTT Urban Development Corp.	200	2,066
Sumitomo Realty & Development Co., Ltd.	390	14,961
Tokyo Tatemono Co., Ltd.	562	4,339
Tokyu Fudosan Holdings Corp.	600	4,496
United Urban Investment Corp. REIT	4	5,966

		168,246

Singapore—0.9%
Ascendas Real Estate Investment Trust REIT	2,520	4,481
CapitaLand Commercial Trust REIT	3,940	4,714
CapitaLand Ltd.	4,675	12,086
CapitaLand Mall Trust REIT	2,670	4,290
City Developments Ltd.	651	5,076
Global Logistic Properties Ltd.	2,200	4,502
Suntec Real Estate Investment Trust REIT	5,000	6,670
UOL Group Ltd.	1,110	6,043

		47,862

Switzerland—0.2%
Swiss Prime Site AG	110	8,803

United Kingdom—1.2%
British Land Co. PLC REIT	1,494	19,698
Hammerson PLC REIT	1,081	11,048
Intu Properties PLC REIT	1,220	6,241
Land Securities Group PLC REIT	941	18,912
Segro PLC REIT	1,150	7,491

		63,390

United States—13.0%
American Capital Agency Corp. REIT	500	10,430
American Realty Capital Properties, Inc. REIT	1,500	13,305
American Tower Corp. REIT	472	43,797
Annaly Capital Management, Inc. REIT	1,223	12,768
AvalonBay Communities, Inc. REIT	155	25,808
Boston Properties, Inc. REIT	206	26,786
Camden Property Trust REIT	131	9,822
CBRE Group, Inc. Class A (g)	429	16,405
Crown Castle International Corp. REIT	400	32,620
Digital Realty Trust, Inc. REIT	210	13,868
Duke Realty Corp. REIT	519	10,152
Equity Residential REIT	439	32,627
Essex Property Trust, Inc. REIT	100	22,262
Federal Realty Investment Trust REIT	77	10,354
General Growth Properties, Inc. REIT	747	21,163
HCP, Inc. REIT	560	21,683
Health Care REIT, Inc. REIT	463	32,530
Host Hotels & Resorts, Inc. REIT	1,111	22,131
Kimco Realty Corp. REIT	638	15,286
Liberty Property Trust REIT	250	8,735
Macerich Co. REIT	215	17,654
Plum Creek Timber Co., Inc. REIT	257	10,604
Prologis, Inc. REIT	807	31,949
Public Storage REIT	179	34,644
Rayonier Advanced Materials, Inc.	65	1,072
Rayonier, Inc. REIT	197	5,087

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	153

Schedule of Investments

May 31, 2015 (Unaudited)

	Shares	Value
Realogy Holdings Corp. (g)	178	$8,357
Realty Income Corp. REIT	200	9,114
Regency Centers Corp. REIT	72	4,546
Simon Property Group, Inc. REIT	356	64,578
SL Green Realty Corp. REIT	137	16,256
UDR, Inc. REIT	379	12,340
Ventas, Inc. REIT	407	27,074
Vornado Realty Trust REIT	201	20,078
Weyerhaeuser Co. REIT	660	21,490

		687,375

Total Common Stock (cost—$1,242,081)		1,395,886

	Principal Amount (000s)
U.S. Treasury Obligations (c)—11.0%
U.S. Treasury Inflation Indexed Bonds,
2.125%, 2/15/40	$55	69,433
2.375%, 1/15/25	123	146,736
3.875%, 4/15/29	172	248,604
U.S. Treasury Inflation Indexed Notes,
0.625%, 7/15/21	8	8,709
2.375%, 1/15/17 (d)	103	108,432

Total U.S. Treasury Obligations (cost—$626,254)		581,914

	Shares
Exchange-Traded Funds—0.6%
Schwab U.S. TIPS	100	5,472
SPDR Barclays Short Term High Yield Bond	1,000	29,280

Total Exchange-Traded Funds (cost—$36,393)		34,752

Rights—0.0%
Germany—0.0%
Deutsche Wohnen AG, exercise price $21.50, expires 6/3/15 (g) (cost—$0)	500	16

	Principal Amount (000s)
Repurchase Agreements—7.0%
State Street Bank and Trust Co., dated 5/29/15, 0.00%, due 6/1/15, proceeds $369,000; collateralized by U.S. Treasury Notes, 2.125%, due 6/30/21, valued at $380,638 including accrued interest
(cost—$369,000)	369	369,000

Total Investments (cost—$5,153,783) (a)—95.2%		5,046,437

Other assets less liabilities—4.8%		255,139

Net Assets—100.0%		$5,301,576

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $1,224,756, representing 23.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Security with a value of $10,302, representing 0.2% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Inflationary Bonds—Principal amount of security is adjusted for inflation/deflation.

(d) All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(e) Affiliated fund.

(f) Institutional Class share.

(g) Non-income producing.

Glossary:

€—Euro

REIT—Real Estate Investment Trust

TIPS—Treasury Inflation Protected Securities

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Mutual Funds	50.3%
Real Estate Investment Trust	18.4%
U.S. Treasury Obligations	11.0%
Real Estate Management & Development	7.9%
Exchange-Traded Funds	0.6%
Chemicals	0.0%
Real Estate	0.0%
Repurchase Agreements	7.0%
Other assets less liabilities	4.8%

100.0%

AllianzGI NFJ Emerging Markets Value Fund

	Shares	Value
Common Stock—91.9%
Brazil—5.8%
Banco do Brasil S.A.	7,500	$53,526
CVC Brasil Operadora e Agencia de Viagens S.A.	11,200	68,543
FII BTG Pactual Corp. Office Fund REIT	1,820	59,976
Grendene S.A.	11,100	60,511
Grupo BTG Pactual UNIT	6,500	62,729
JBS S.A.	12,401	60,715
Mahle-Metal Leve S.A.	9,100	64,831
Sul America S.A. UNIT	13,700	56,455
Transmissora Alianca de Energia Eletrica S.A. UNIT	9,800	63,328

		550,614

Chile—0.6%
Inversiones La Construccion S.A.	5,152	59,837

China—20.0%
Agricultural Bank of China Ltd., Class H	118,000	63,898
Anhui Expressway Co., Ltd., Class H	75,000	73,092
Bank of China Ltd., Class H	93,000	61,489
Bank of Chongqing Co., Ltd., Class H	66,000	65,027
Bank of Communications Co., Ltd., Class H	64,000	60,752
China Communications Services Corp. Ltd., Class H	116,000	63,778
China Construction Bank Corp., Class H	70,000	69,708
China Creative Home Group Ltd.	304,000	56,392
China Lilang Ltd.	52,000	62,430
China Merchants Bank Co., Ltd., Class H	22,100	66,783
China Mobile Games & Entertainment Group Ltd. ADR	3,200	63,488
China Shineway Pharmaceutical Group Ltd.	33,000	57,789
Chongqing Rural Commercial Bank Co., Ltd., Class H	80,000	64,926
Daqin Railway Co., Ltd., Class A	28,500	56,048
Fufeng Group Ltd.	75,000	61,472
Guangdong Electric Power Development Co., Ltd., Class B	60,900	68,019
Huabao International Holdings Ltd.	67,000	63,773
Industrial & Commercial Bank of China Ltd., Class H	77,000	66,678
Jiangling Motors Corp., Ltd., Class B	12,400	60,771
Jiangnan Group Ltd.	214,000	66,101
Jintian Pharmaceutical Group Ltd.	132,000	71,862
Kingboard Laminates Holdings Ltd.	132,000	67,052
Luthai Textile Co., Ltd., Class B	38,100	62,651
Peak Sport Products Co., Ltd.	197,000	64,425
Qinhuangdao Port Co., Ltd., Class H	106,000	66,851
SAIC Motor Corp. Ltd., Class A	15,200	58,828
Shenzhen Expressway Co., Ltd., Class H	70,000	61,543
Sichuan Expressway Co., Ltd., Class H	98,000	50,386
TCC International Holdings Ltd.	140,000	52,797
Yuexiu Transport Infrastructure Ltd.	80,000	61,714

		1,890,523

154	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2015 (Unaudited)

	Shares	Value
Czech Republic—0.7%
Philip Morris CR AS	153	$66,547

Egypt—0.7%
Eastern Tobacco	2,447	68,952

Greece—0.7%
Aegean Airlines S.A.	7,744	60,888

Hong Kong—2.1%
CITIC Telecom International Holdings Ltd.	126,000	64,887
NagaCorp Ltd.	85,000	67,331
SITC International Holdings Co., Ltd.	96,000	64,903

		197,121

India—7.5%
Great Eastern Shipping Co., Ltd.	11,368	60,530
Indiabulls Housing Finance Ltd.	7,189	66,822
Mphasis Ltd.	4,188	24,328
Muthoot Finance Ltd.	22,484	69,582
National Aluminium Co., Ltd.	86,349	65,549
NMDC Ltd.	24,964	50,526
Oil India Ltd.	7,704	56,315
Power Finance Corp., Ltd.	14,067	59,914
Rural Electrification Corp., Ltd.	13,480	62,309
Tata Motors Ltd. ADR	1,639	62,774
Vardhman Textiles Ltd.	6,193	62,070
Zensar Technologies Ltd.	5,779	70,570

		711,289

Indonesia—1.4%
Bank Pembangunan Daerah Jawa Timur Tbk PT	1,721,500	66,972
Indofood Sukses Makmur Tbk PT	113,500	62,591

		129,563

Korea (Republic of)—11.2%
Dongbu Insurance Co., Ltd.	1,216	56,217
Hankook Tire Co., Ltd.	1,418	56,054
Hyundai Marine & Fire Insurance Co., Ltd.	2,530	63,410
Hyundai Mobis Co., Ltd.	306	61,629
Industrial Bank of Korea	4,824	63,108
Kia Motors Corp.	1,485	63,729
Korea Electric Power Corp.	1,516	62,980
KT&G Corp.	732	63,672
LG Display Co., Ltd.	2,380	62,737
LIG Insurance Co., Ltd.	2,770	66,663
Samsung Electronics Co., Ltd.	52	61,171
Seah Besteel Corp.	1,700	64,727
SK Hynix, Inc.	1,553	71,365
SK Telecom Co., Ltd.	272	60,129
SL Corp.	3,820	66,053
Sungwoo Hitech Co., Ltd.	5,830	53,752
Tongyang Life Insurance	5,090	66,312

		1,063,708

Malaysia—3.2%
KSL Holdings Bhd.	115,500	55,961
Scientex Bhd.	34,000	63,923
Star Publications Malaysia Bhd.	92,500	62,323
Supermax Corp. Bhd.	113,600	61,975
YTL Corp. Bhd.	142,900	61,978

		306,160

Mexico—3.3%
Credito Real S.A.B. de C.V. SOFOM ER	27,253	63,111
Fibra Shop Portafolios Inmobiliarios SAPI de C.V. REIT	54,800	61,138

	Shares	Value
Mexico Real Estate Management S.A. de C.V. REIT	43,600	$63,225
Prologis Property Mexico S.A. de C.V. REIT	36,400	62,050
Ternium S.A. ADR	3,100	60,512

		310,036

Norway—0.6%
BW LPG Ltd. (a)	6,944	57,376

Peru—0.7%
Intercorp Financial Services, Inc.	2,210	64,731

Philippines—0.6%
Manila Water Co., Inc.	107,700	56,767

Poland—1.4%
Asseco Poland S.A.	4,056	65,022
Energa S.A.	10,565	64,676

		129,698

Russian Federation—4.4%
Acron JSC (c)	1,479	62,384
Gazprom Neft OAO ADR	4,070	53,765
Gazprom OAO (c)	22,245	58,949
Lukoil OAO (c)	1,234	57,813
MMC Norilsk Nickel OJSC ADR	3,372	59,398
Moscow Exchange MICEX-RTS PJSC (c)	46,600	63,842
Tatneft OAO (c)	11,426	60,900

		417,051

Singapore—2.6%
China Merchants Holdings Pacific Ltd.	77,700	60,760
Lippo Malls Indonesia Retail Trust REIT	227,000	63,144
Religare Health Trust UNIT	80,000	62,849
Yangzijiang Shipbuilding Holdings Ltd.	58,000	62,116

		248,869

South Africa—5.6%
Astral Foods Ltd.	4,593	62,481
Barclays Africa Group Ltd.	4,136	59,861
DataTec Ltd.	11,331	62,091
Illovo Sugar Ltd.	26,777	39,687
Imperial Holdings Ltd.	4,129	61,878
Liberty Holdings Ltd.	4,681	60,486
S.A. Corporate Real Estate Fund Nominees Pty Ltd. REIT	155,621	59,456
Sasol Ltd.	1,730	61,192
Vukile Property Fund Ltd. REIT	41,300	63,762

		530,894

Taiwan—14.1%
Chimei Materials Technology Corp.	59,700	66,149
Compal Electronics, Inc.	75,000	61,807
Coretronic Corp.	46,000	59,117
Elan Microelectronics Corp.	41,000	60,872
Elite Semiconductor Memory Technology, Inc.	44,000	62,464
Elitegroup Computer Systems Co., Ltd.	64,553	66,297
Formosan Rubber Group, Inc.	61,000	61,169
Gigabyte Technology Co., Ltd.	56,000	62,581
Greatek Electronics, Inc.	48,000	65,950
Hon Hai Precision Industry Co., Ltd. GDR	10,231	66,297
Inventec Corp.	86,000	61,474
King Yuan Electronics Co., Ltd.	72,000	64,235
King’s Town Bank Co., Ltd.	66,000	64,547
Lite-On Technology Corp.	48,334	61,876
Micro-Star International Co., Ltd.	57,000	64,663
Siliconware Precision Industries Co., Ltd.	39,000	64,148

	Shares	Value
Taiwan PCB Techvest Co., Ltd.	42,000	$63,085
Taiwan Semiconductor Manufacturing Co., Ltd.	13,000	61,841
Test Research, Inc.	32,000	70,348
Tripod Technology Corp.	31,000	57,345
Yageo Corp.	35,000	66,284

		1,332,549

Thailand—2.1%
Bangkok Expressway PCL NVDR	55,800	66,243
CPN Retail Growth Leasehold Property Fund UNIT	130,200	63,862
Thai Vegetable Oil PCL NVDR	97,200	63,856

		193,961

Turkey—2.6%
Aksa Akrilik Kimya Sanayii AS	15,990	65,470
Selcuk Ecza Deposu Ticaret ve Sanayi AS	66,396	61,582
Soda Sanayii AS	26,343	59,035
Turk Telekomunikasyon AS	24,163	63,075

		249,162

Total Common Stock (cost—$8,425,799)		8,696,296

Preferred Stock—3.1%
Brazil—2.5%
Banco ABC Brasil S.A.	15,557	57,027
Banco Daycoval S.A.	24,200	58,102
Itausa - Investimentos Itau S.A.	22,060	61,064
Telefonica Brasil S.A.	4,400	61,934

		238,127

Russian Federation—0.6%
Surgutneftegas OAO (c)	79,643	56,547

Total Preferred Stock (cost—$360,822)		294,674

Equity-Linked Securities—1.1%
China—0.7%
Merrill Lynch International & Co.,Gree Electric Appliances, Inc., expires 8/31/18	6,700	68,070

India—0.4%
CLSA Financial Products, Ltd.,Mphasis Ltd., expires 8/13/18	6,483	37,601

Total Equity-Linked Securities (cost—$105,213)		105,671

	Principal Amount (000s)
Repurchase Agreements—1.9%
State Street Bank and Trust Co., dated 5/29/15, 0.00%, due 6/1/15, proceeds $184,000; collateralized by U.S. Treasury Notes, 2.125%, due 9/30/21, valued at $189,163 including accrued interest
(cost—$184,000)	$184	184,000

Total Investments (cost—$9,075,834) (b)—98.0%		9,280,641

Other assets less liabilities—2.0%		185,007

Net Assets—100.0%		$9,465,648

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	155

Schedule of Investments

May 31, 2015 (Unaudited)

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $5,590,276, representing 59.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $360,435, representing 3.8% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	11.2%
Electronic Equipment, Instruments & Components	6.7%
Oil, Gas & Consumable Fuels	5.4%
Real Estate Investment Trust	5.3%
Semiconductors & Semiconductor Equipment	4.8%
Transportation Infrastructure	4.6%
Technology Hardware, Storage & Peripherals	4.6%
Textiles, Apparel & Luxury Goods	4.1%
Chemicals	3.9%
Insurance	3.9%
Auto Components	3.2%
Metals & Mining	3.1%
Food Products	3.1%
Diversified Telecommunication Services	2.8%
Automobiles	2.6%
Diversified Financial Services	2.6%
Tobacco	2.1%
Software	2.1%
Health Care Providers & Services	2.1%
Electric Utilities	2.1%
Hotels, Restaurants & Leisure	1.4%
Consumer Finance	1.4%
Household Durables	1.3%
Independent Power Producers & Energy Traders	0.7%
Thrifts & Mortgage Finance	0.7%
Electrical Equipment	0.7%
Marine	0.7%
Capital Markets	0.7%
Media	0.7%
IT Services	0.7%
Distributors	0.7%
Airlines	0.7%
Machinery	0.6%
Multi-Utilities	0.6%
Health Care Equipment & Supplies	0.6%
Wireless Telecommunication Services	0.6%
Pharmaceuticals	0.6%
Water Utilities	0.6%
Road & Rail	0.6%
Real Estate Management & Development	0.6%
Construction Materials	0.6%
Repurchase Agreements	1.9%
Other assets less liabilities	2.0%

100.0%

AllianzGI NFJ Global Dividend Value Fund

	Shares	Value
Common Stock—97.6%
Chile—2.0%
Corpbanca S.A. ADR	45,500	$824,005

China—4.3%
China Construction Bank Corp., Class H	934,700	930,808
China Mobile Ltd.	61,900	816,852

		1,747,660

France—3.7%
Total S.A.	29,899	1,508,867

Germany—1.8%
Siemens AG	7,000	737,576

Hong Kong—1.8%
Television Broadcasts Ltd.	119,200	734,849

Indonesia—3.3%
Bank Rakyat Indonesia Persero Tbk PT ADR	40,805	724,289
Perusahaan Gas Negara Persero Tbk PT	1,926,500	624,632

		1,348,921

Israel—3.9%
Israel Chemicals Ltd.	108,500	775,820
Teva Pharmaceutical Industries Ltd. ADR	13,800	829,380

		1,605,200

Japan—6.7%
ITOCHU Corp.	70,100	942,160
Mizuho Financial Group, Inc.	423,000	931,271
Sumitomo Metal Mining Co., Ltd.	55,000	846,057

		2,719,488

Korea (Republic of)—1.8%
SK Telecom Co., Ltd.	3,275	723,973

Norway—1.8%
Marine Harvest ASA	62,807	721,647

Russian Federation—1.9%
Lukoil OAO ADR	16,200	773,388

South Africa—3.6%
MTN Group Ltd. ADR	42,200	756,224
Sasol Ltd. ADR	20,821	738,521

		1,494,745

Spain—3.6%
Banco Santander S.A.	105,829	754,486
Enagas S.A.	25,300	727,156

		1,481,642

Switzerland—1.9%
Swiss Re AG	8,603	773,020

Taiwan—2.0%
Siliconware Precision Industries Co., Ltd. ADR	98,600	805,562

United Kingdom—14.3%
BAE Systems PLC	101,732	802,500
Greene King PLC	59,300	743,744
Imperial Tobacco Group PLC	16,300	840,552
Marks & Spencer Group PLC	101,400	904,600
Persimmon PLC	60,804	1,828,367
Royal Dutch Shell PLC ADR	11,900	710,668

		5,830,431

156	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2015 (Unaudited)

	Shares	Value
United States—39.2%
AbbVie, Inc.	13,000	$865,670
Axis Capital Holdings Ltd.	16,300	897,152
CA, Inc.	23,900	727,755
Cisco Systems, Inc.	54,900	1,609,119
Ford Motor Co.	47,700	723,609
General Motors Co.	23,300	838,101
Intel Corp.	27,300	940,758
International Business Machines Corp.	4,700	797,355
JPMorgan Chase & Co.	13,200	868,296
MetLife, Inc.	15,300	799,578
Navient Corp.	40,200	774,654
Norfolk Southern Corp.	7,000	644,000
Northrop Grumman Corp.	4,600	732,228
Pfizer, Inc.	22,600	785,350
PNC Financial Services Group, Inc.	8,600	822,934
Seagate Technology PLC	14,900	829,036
Symantec Corp.	35,013	862,195
Verizon Communications, Inc.	15,900	786,096
Wal-Mart Stores, Inc.	9,300	690,711

		15,994,597

Total Common Stock (cost—$35,806,361)		39,825,571

	Principal Amount (000s)
Repurchase Agreements—1.4%
State Street Bank and Trust Co., dated 5/29/15, 0.00%, due 6/1/15, proceeds $553,000; collateralized by U.S. Treasury Notes, 2.00%, due 8/31/21, valued at $565,406 including accrued interest
(cost—$553,000)	$553	553,000

Total Investments (cost—$36,359,361) (a)—99.0%		40,378,571

Other assets less liabilities—1.0%		405,647

Net Assets—100.0%		$40,784,218

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $16,934,088, representing 41.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	14.3%
Oil, Gas & Consumable Fuels	9.1%
Insurance	6.1%
Pharmaceuticals	6.0%
Wireless Telecommunication Services	5.6%
Household Durables	4.5%
Semiconductors & Semiconductor Equipment	4.3%
Communications Equipment	3.9%
Software	3.9%
Automobiles	3.9%
Aerospace & Defense	3.8%
Gas Utilities	3.3%
Trading Companies & Distributors	2.3%
Multi-line Retail	2.2%
Metals & Mining	2.1%
Tobacco	2.1%
Technology Hardware, Storage & Peripherals	2.0%
IT Services	2.0%
Diversified Telecommunication Services	1.9%
Chemicals	1.9%
Consumer Finance	1.9%
Hotels, Restaurants & Leisure	1.8%
Industrial Conglomerates	1.8%
Media	1.8%
Food Products	1.8%
Food & Staples Retailing	1.7%
Road & Rail	1.6%
Repurchase Agreements	1.4%
Other assets less liabilities	1.0%

100.0%

AllianzGI NFJ International Small-Cap Value Fund

	Shares	Value
Common Stock—95.8%
Australia—4.2%
Bank of Queensland Ltd.	13,000	$131,276
Beach Energy Ltd. (c)	111,315	93,225
Charter Hall Retail REIT	39,052	133,331
Genworth Mortgage Insurance Australia Ltd.	67,105	161,725
McMillan Shakespeare Ltd.	15,104	150,563
Pact Group Holdings Ltd.	43,796	140,223

		810,343

Austria—1.0%
RHI AG	6,973	188,725

Belgium—1.0%
Befimmo S.A. REIT	2,806	184,333

Brazil—1.5%
CVC Brasil Operadora e Agencia de Viagens S.A.	28,800	176,255
Sul America S.A. UNIT	30,200	124,447

		300,702

Canada—9.0%
Canfor Pulp Products, Inc.	11,900	150,616
Chorus Aviation, Inc.	28,300	144,504
Cogeco, Inc.	4,393	184,113
Linamar Corp.	3,143	214,116
Lucara Diamond Corp.	137,845	229,446
Magellan Aerospace Corp.	14,315	193,384
Martinrea International, Inc.	12,300	139,161
Methanex Corp.	2,300	127,627
New Flyer Industries, Inc.	15,500	194,436
Transcontinental, Inc., Class A	12,558	184,492

		1,761,895

Chile—0.9%
Corpbanca S.A. ADR	10,100	182,911

China—5.0%
China Mobile Games & Entertainment Group Ltd. ADR	7,200	142,848
Fufeng Group Ltd.	281,000	230,314
Huabao International Holdings Ltd.	179,000	170,380
Lonking Holdings Ltd.	686,000	166,815
Zhejiang Expressway Co., Ltd., Class H	166,900	258,588

		968,945

Finland—0.7%
Lassila & Tikanoja Oyj	8,054	141,753

France—3.3%
Alten S.A.	3,048	143,391
Euronext NV (a)	5,576	239,144
Rallye S.A.	4,000	128,125
Technicolor S.A.	20,400	130,733

		641,393

Germany—3.2%
Aareal Bank AG (c)	3,118	123,958
Freenet AG (c)	4,509	148,517
Takkt AG	7,360	138,338
Wacker Neuson SE	8,806	203,431

		614,244

Hong Kong—5.0%
First Pacific Co., Ltd.	170,100	161,025
Luk Fook Holdings International Ltd.	34,000	108,534
NagaCorp Ltd.	216,000	171,101
Orient Overseas International Ltd.	31,500	173,913

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	157

Schedule of Investments

May 31, 2015 (Unaudited)

	Shares	Value
PCCW Ltd.	291,000	$181,767
Television Broadcasts Ltd.	30,400	187,411

		983,751

Italy—3.3%
Anima Holding SpA (a)	16,757	144,543
ASTM SpA	13,900	188,998
Cementir Holding SpA	22,200	146,531
Credito Emiliano SpA	20,239	167,767

		647,839

Japan—18.2%
Aderans Co., Ltd.	12,400	109,997
Aida Engineering Ltd.	11,700	135,996
Asahi Holdings, Inc.	8,500	151,509
DTS Corp.	7,700	164,545
Hitachi Chemical Co., Ltd.	7,400	145,870
Jafco Co., Ltd.	5,000	191,521
Japan Aviation Electronics Industry Ltd.	8,700	237,443
Kato Sangyo Co., Ltd.	8,000	174,460
Komori Corp.	10,500	134,496
Nippo Corp.	9,000	156,355
Nippon Soda Co., Ltd.	23,000	137,882
Nissha Printing Co., Ltd.	7,200	130,298
Nitto Kogyo Corp.	9,100	211,082
Round One Corp.	21,800	103,683
Sankyu, Inc.	37,000	196,521
Showa Corp.	18,100	189,325
Sumitomo Osaka Cement Co., Ltd.	47,000	168,103
T-Gaia Corp.	16,800	232,827
Takeuchi Manufacturing Co., Ltd.	3,300	176,457
Tosoh Corp.	38,800	231,246
Towa Pharmaceutical Co., Ltd.	3,200	175,747

		3,555,363

Netherlands—0.7%
Aalberts Industries NV	4,297	132,708

New Zealand—2.3%
Air New Zealand Ltd.	73,419	155,462
Goodman Property Trust REIT	181,765	152,653
Sky Network Television Ltd.	32,689	147,011

		455,126

Norway—3.3%
Avance Gas Holding Ltd. (a)	10,242	154,675
Borregaard ASA	20,347	146,540
BW Offshore Ltd.	203,468	157,206
SpareBank 1 SMN	21,464	183,379

		641,800

Panama—0.9%
Banco Latinoamericano de Comercio Exterior S.A.	5,700	172,881

Philippines—0.9%
Manila Water Co., Inc.	337,700	177,996

Portugal—0.7%
Semapa-Sociedade de Investimento e Gestao	9,700	139,135

Singapore—0.8%
Lippo Malls Indonesia Retail Trust REIT	539,900	150,184

South Africa—2.5%
Astral Foods Ltd.	8,700	118,350
Investec Ltd.	20,382	184,548
JSE Ltd.	17,483	190,740

		493,638

Spain—2.2%
Cia de Distribucion Integral Logista Holdings S.A. (c)(d)	6,575	136,664

	Shares	Value
Grupo Catalana Occidente S.A.	4,823	$151,583
Liberbank S.A. (d)	174,300	140,641

		428,888

Sweden—2.9%
B&B Tools AB, Class B	8,678	134,693
Dios Fastigheter AB	25,372	174,757
Granges AB	18,800	141,557
Hemfosa Fastigheter AB	12,000	122,818

		573,825

Switzerland—1.8%
Cembra Money Bank AG (c)(d)	2,211	140,775
Siegfried Holding AG (d)	1,161	211,855

		352,630

Taiwan—3.1%
Coretronic Corp.	88,000	113,094
King Yuan Electronics Co., Ltd.	202,200	180,393
King’s Town Bank Co., Ltd.	166,000	162,345
Wisdom Marine Lines Co., Ltd.	109,000	146,613

		602,445

United Kingdom—17.4%
Bank of Georgia Holdings PLC	5,507	157,312
Beazley PLC	41,677	189,610
Berendsen PLC	10,595	164,630
Bodycote PLC	14,259	162,268
Close Brothers Group PLC	8,475	207,681
Countrywide PLC	18,549	169,843
Crest Nicholson Holdings PLC	21,286	174,220
Go-Ahead Group PLC	5,120	207,949
Hill & Smith Holdings PLC	13,151	141,303
Inchcape PLC	13,451	173,868
Kcom Group PLC	97,341	143,569
Marston’s PLC	78,039	199,091
Micro Focus International PLC	10,669	215,898
Morgan Advanced Materials PLC	37,096	197,307
OneSavings Bank PLC	32,600	163,429
PayPoint PLC	15,200	219,772
RPC Group PLC	18,804	176,704
Savills PLC	11,271	167,345
Synthomer PLC	29,351	157,055

		3,388,854

Total Common Stock (cost—$17,291,497)		18,692,307

Preferred Stock—0.8%
Brazil—0.0%
Banco ABC Brasil S.A.	853	3,126

Germany—0.8%
Hornbach Holding AG	1,691	147,761

Total Preferred Stock (cost—$131,935)		150,887

Total Investments (cost—$17,423,432) (b)—96.6%		18,843,194

Other assets less liabilities—3.4%		668,905

Net Assets—100.0%		$19,512,099

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $13,073,067, representing 67.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Affiliated security.

(d) Non-income producing.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

158	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2015 (Unaudited)

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Machinery	7.8%
Chemicals	7.0%
Banks	6.6%
Commercial Services & Supplies	4.3%
Capital Markets	3.7%
Metals & Mining	3.4%
Hotels, Restaurants & Leisure	3.3%
Media	3.3%
Real Estate Management & Development	3.3%
Real Estate Investment Trust	3.3%
Diversified Financial Services	3.0%
Auto Components	2.8%
Construction Materials	2.5%
Specialty Retail	2.5%
Insurance	2.4%
Transportation Infrastructure	2.3%
Thrifts & Mortgage Finance	2.2%
Road & Rail	2.1%
Software	1.8%
Electronic Equipment, Instruments & Components	1.8%
Marine	1.7%
Diversified Telecommunication Services	1.6%
Containers & Packaging	1.6%
Food & Staples Retailing	1.6%
IT Services	1.5%
Airlines	1.5%
Paper & Forest Products	1.5%
Oil, Gas & Consumable Fuels	1.3%
Life Sciences Tools & Services	1.1%
Electrical Equipment	1.1%
Aerospace & Defense	1.0%
Semiconductors & Semiconductor Equipment	0.9%
Water Utilities	0.9%
Pharmaceuticals	0.9%
Household Durables	0.9%
Distributors	0.9%
Energy Equipment & Services	0.8%
Construction & Engineering	0.8%
Professional Services	0.8%
Wireless Telecommunication Services	0.8%
Consumer Finance	0.7%
Internet & Catalog Retail	0.7%
Air Freight & Logistics	0.7%
Trading Companies & Distributors	0.7%
Food Products	0.6%
Personal Products	0.6%
Other assets less liabilities	3.4%

100.0%

AllianzGI NFJ International Value II Fund

	Shares	Value
Common Stock—93.4%
Australia—0.8%
Beach Energy Ltd. (d)	506,174	$423,913

Canada—6.5%
Atco Ltd., Class I	10,800	377,861
Cogeco Cable, Inc.	6,300	333,541
Magna International, Inc.	8,200	471,582
Manulife Financial Corp.	24,200	444,264
Methanex Corp.	7,600	421,724
Open Text Corp.	8,500	360,740
Power Financial Corp.	14,900	430,130
Shaw Communications, Inc., Class B	19,200	423,744

		3,263,586

Chile—0.7%
Corpbanca S.A. ADR	20,700	374,877

China—4.4%
Belle International Holdings Ltd.	384,000	490,298
China Construction Bank Corp., Class H	479,200	477,205
China Mobile Ltd.	38,300	505,419
CNOOC Ltd.	212,300	330,479
PICC Property & Casualty Co., Ltd., Class H	180,000	410,761

		2,214,162

Denmark—1.0%
TDC A/S	64,000	477,956

France—7.5%
AXA S.A.	19,800	497,501
Christian Dior SE	2,600	520,664
Cie Generale des Etablissements Michelin	3,800	406,579
CNP Assurances	30,600	505,810
Euronext NV (a)	17,900	767,696
Sanofi	6,800	669,666
Technip S.A.	6,111	402,709

		3,770,625

Germany—1.6%
Aareal Bank AG (d)	10,300	409,482
Talanx AG	13,400	402,787

		812,269

Hong Kong—8.7%
BOC Hong Kong Holdings Ltd.	150,300	617,879
Cheung Kong Holdings Ltd. (c)	25,000	151,864
CK Hutchison Holdings Ltd.	25,000	388,514
First Pacific Co., Ltd.	514,100	486,673
Hang Lung Group Ltd.	76,000	384,503
Jardine Strategic Holdings Ltd.	12,600	418,147
NWS Holdings Ltd.	243,000	393,898
Orient Overseas International Ltd.	56,500	311,939
PCCW Ltd.	745,000	465,349
Television Broadcasts Ltd.	74,600	459,897
Yue Yuen Industrial Holdings Ltd.	80,800	277,920

		4,356,583

India—0.8%
Tata Motors Ltd. ADR	10,700	409,810

Ireland—1.3%
Smurfit Kappa Group PLC	21,951	646,373

Israel—2.2%
Israel Chemicals Ltd.	61,300	438,321
Teva Pharmaceutical Industries Ltd. ADR	11,000	661,100

		1,099,421

	Shares	Value
Italy—0.7%
ASTM SpA	27,700	$376,636

Japan—13.2%
Brother Industries Ltd.	28,600	445,685
Central Japan Railway Co.	3,400	589,229
Hitachi Chemical Co., Ltd.	19,800	390,300
Isuzu Motors Ltd.	33,700	456,334
Kobe Steel Ltd.	288,000	537,658
Mitsui & Co., Ltd.	21,500	300,673
Mizuho Financial Group, Inc.	315,400	694,380
Nippo Corp.	30,000	521,183
Nippon Telegraph & Telephone Corp.	10,400	719,259
Nissan Motor Co., Ltd.	32,100	333,385
Osaka Gas Co., Ltd.	113,000	451,375
Sumitomo Metal Mining Co., Ltd.	39,000	599,931
T&D Holdings, Inc.	39,900	594,842

		6,634,234

Korea (Republic of)—1.0%
Korea Electric Power Corp. ADR	23,784	491,615

Mexico—1.1%
America Movil S.A.B. de C.V., Ser. L ADR	26,400	554,400

Netherlands—2.3%
Aegon NV	80,811	616,332
Wolters Kluwer NV	17,900	556,403

		1,172,735

Norway—3.7%
DNB ASA	27,300	478,454
Norsk Hydro ASA	92,100	430,118
SpareBank 1 SR Bank ASA	60,751	433,234
Yara International ASA	9,800	493,766

		1,835,572

Philippines—0.9%
Manila Water Co., Inc.	812,300	428,150

Russian Federation—0.7%
Lukoil OAO ADR	7,100	338,954

Singapore—2.0%
DBS Group Holdings Ltd.	42,836	644,018
Mapletree Industrial Trust REIT	324,100	383,159

		1,027,177

South Africa—0.7%
Sasol Ltd. ADR	10,100	358,247

Spain—0.9%
Mapfre S.A.	123,800	441,095

Sweden—2.6%
Hemfosa Fastigheter AB	32,400	331,608
Nordea Bank AB	39,500	514,388
TeliaSonera AB	81,995	483,835

		1,329,831

Switzerland—2.1%
Baloise Holding AG	3,400	423,720
Roche Holding AG	2,000	609,743

		1,033,463

Taiwan—3.2%
Advanced Semiconductor Engineering, Inc. ADR	76,000	536,560
AU Optronics Corp. ADR	100,100	541,541
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	21,300	517,164

		1,595,265

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	159

Schedule of Investments

May 31, 2015 (Unaudited)

	Shares	Value
Turkey—0.8%
KOC Holding AS ADR	19,100	$426,312

United Kingdom—22.0%
BAE Systems PLC	65,700	518,266
BP PLC	57,700	399,268
BT Group PLC	96,800	662,062
Centrica PLC	68,700	291,078
Close Brothers Group PLC	19,300	472,950
Crest Nicholson Holdings PLC	106,578	872,311
Direct Line Insurance Group PLC	102,700	529,502
GlaxoSmithKline PLC	28,600	635,469
Greene King PLC	35,200	441,480
Imperial Tobacco Group PLC	16,200	835,396
Inchcape PLC	32,700	422,681
Man Group PLC	81,858	223,683
Marks & Spencer Group PLC	66,900	596,822
Micro Focus International PLC	31,869	644,902
Mondi PLC	28,300	639,308
Old Mutual PLC	147,400	499,040
Persimmon PLC	21,505	646,652
Rio Tinto PLC	10,400	454,838
Royal Dutch Shell PLC, Class A	24,000	715,402
Sky PLC	33,871	546,643

		11,047,753

Total Common Stock (cost—$44,928,897)		46,941,014

Preferred Stock—1.3%
Germany—1.3%
Volkswagen AG (cost—$679,427)	2,678	650,802

	Principal Amount (000s)
Repurchase Agreements—4.9%
State Street Bank and Trust Co., dated 5/29/15, 0.00%, due 6/1/15, proceeds $2,464,000; collateralized by U.S. Treasury Notes, 2.125%, due 9/30/21, valued at $2,515,350 including accrued interest
(cost—$2,464,000)	$2,464	2,464,000

Total Investments (cost—$48,072,324) (b)—99.6%		50,055,816

Other assets less liabilities—0.4%		182,044

Net Assets—100.0%		$50,237,860

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $36,079,230, representing 71.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Security with a value of $151,864, representing 0.3% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Affiliated security.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Insurance	11.7%
Banks	8.3%
Diversified Telecommunication Services	5.6%
Pharmaceuticals	5.1%
Oil, Gas & Consumable Fuels	5.1%
Media	4.6%
Metals & Mining	4.1%
Automobiles	3.6%
Chemicals	3.5%
Household Durables	3.0%
Textiles, Apparel & Luxury Goods	2.7%
Real Estate Management & Development	2.5%
Diversified Financial Services	2.5%
Industrial Conglomerates	2.4%
Wireless Telecommunication Services	2.1%
Semiconductors & Semiconductor Equipment	2.1%
Software	2.0%
Auto Components	1.7%
Tobacco	1.7%
Multi-Utilities	1.4%
Capital Markets	1.3%
Containers & Packaging	1.3%
Paper & Forest Products	1.3%
Multi-line Retail	1.2%
Road & Rail	1.2%
Electronic Equipment, Instruments & Components	1.1%
Construction & Engineering	1.0%
Aerospace & Defense	1.0%
Electric Utilities	1.0%
Gas Utilities	0.9%
Technology Hardware, Storage & Peripherals	0.9%
Hotels, Restaurants & Leisure	0.9%
Water Utilities	0.9%
Distributors	0.8%
Thrifts & Mortgage Finance	0.8%
Energy Equipment & Services	0.8%
Real Estate Investment Trust	0.7%
Transportation Infrastructure	0.7%
Marine	0.6%
Trading Companies & Distributors	0.6%
Repurchase Agreements	4.9%
Other assets less liabilities	0.4%

100.0%

160	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2015 (Unaudited)

AllianzGI Short Duration High Income Fund

	Principal Amount (000s)	Value
Corporate Bonds & Notes—81.9%
Advertising—3.0%
Alliance Data Systems Corp. (a)(c),
5.25%, 12/1/17	$23,441	$24,495,845

Auto Components—0.2%
ZF North America Capital, Inc. (a)(c),
4.00%, 4/29/20	1,500	1,531,875

Auto Manufacturers—0.3%
General Motors Financial Co., Inc.,
3.25%, 5/15/18	250	256,122
4.75%, 8/15/17	1,980	2,094,052
6.75%, 6/1/18	325	364,961

		2,715,135

Banks—1.7%
CIT Group, Inc., 5.00%, 5/15/17	13,400	13,926,620

Building Materials—1.8%
Louisiana-Pacific Corp., 7.50%, 6/1/20	14,280	15,351,000

Coal—1.5%
Cloud Peak Energy Resources LLC,
8.50%, 12/15/19	12,650	12,112,375

Commercial Services—1.3%
Hertz Corp., 7.50%, 10/15/18	4,624	4,797,400
United Rentals North America, Inc.,
7.375%, 5/15/20	5,780	6,256,850

		11,054,250

Computers—0.1%
Seagate HDD Cayman, 3.75%, 11/15/18	1,000	1,046,291

Containers & Packaging—4.2%
Novelis, Inc., 8.375%, 12/15/17	22,965	24,055,838
Reynolds Group Issuer, Inc., 7.125%, 4/15/19	10,076	10,441,255

		34,497,093

Distribution/Wholesale—3.1%
Brightstar Corp. (a)(c),
7.25%, 8/1/18	12,460	13,238,750
9.50%, 12/1/16	12,083	12,528,863

		25,767,613

Diversified Financial Services—6.6%
Aircastle Ltd.,
4.625%, 12/15/18	3,791	3,961,595
6.75%, 4/15/17	13,686	14,746,665
Ally Financial, Inc.,
3.60%, 5/21/18	4,000	4,025,000
4.125%, 3/30/20	7,000	7,017,500
4.75%, 9/10/18	2,280	2,365,500
5.50%, 2/15/17	1,175	1,230,812
Fly Leasing Ltd., 6.75%, 12/15/20	16,833	17,422,155
International Lease Finance Corp.,
2.221%, 6/15/16 (e)	600	602,250
6.75%, 9/1/16 (a)(c)	870	921,656
8.625%, 9/15/15	250	254,688
TMX Finance LLC (a)(c), 8.50%, 9/15/18	3,000	2,556,000

		55,103,821

	Principal Amount (000s)	Value
Electric Utilities—1.6%
Ipalco Enterprises, Inc. (a)(c), 7.25%, 4/1/16	$2,300	$2,409,250
NRG Energy, Inc., 7.625%, 1/15/18	9,748	10,888,516

		13,297,766

Entertainment—2.3%
Scientific Games Corp., 8.125%, 9/15/18	20,330	19,110,200

Healthcare-Products—1.7%
Hologic, Inc., 6.25%, 8/1/20	5,724	5,945,805
Mallinckrodt International Finance S.A. (a)(c),
4.875%, 4/15/20	7,950	8,168,625

		14,114,430

Holding Companies-Diversified—0.1%
Leucadia National Corp., 8.125%, 9/15/15	860	876,663

Home Builders—9.4%
Brookfield Residential Properties, Inc. (a)(c),
6.50%, 12/15/20	16,798	17,343,935
Lennar Corp., 4.50%, 11/15/19	950	971,375
Meritage Homes Corp., 4.50%, 3/1/18	15,790	16,105,800
TRI Pointe Holdings, Inc. (a)(c), 4.375%, 6/15/19	20,500	20,269,375
William Lyon Homes, Inc.,
5.75%, 4/15/19	3,700	3,764,750
8.50%, 11/15/20	17,975	19,637,688

		78,092,923

Internet—2.9%
Equinix, Inc., 4.875%, 4/1/20	9,852	10,221,450
j2 Global, Inc., 8.00%, 8/1/20	12,850	13,910,125

		24,131,575

Leisure Time—0.1%
NCL Corp., Ltd., 5.00%, 2/15/18	444	456,210

Machinery-Diversified—1.9%
Case New Holland Industrial, Inc.,
7.875%, 12/1/17	4,250	4,722,812
CNH Industrial Capital LLC,
3.25%, 2/1/17	6,222	6,268,665
3.875%, 11/1/15	4,585	4,625,119

		15,616,596

Media—3.4%
Cablevision Systems Corp., 7.75%, 4/15/18	14,628	16,072,515
CCO Holdings LLC, 7.00%, 1/15/19	5,723	5,955,497
DISH DBS Corp.,
4.25%, 4/1/18	2,000	2,060,000
4.625%, 7/15/17	4,146	4,317,022

		28,405,034

Metals & Mining—2.2%
ArcelorMittal,
5.125%, 6/1/20 (d)	15,250	15,516,875
10.60%, 6/1/19	2,000	2,432,500

		17,949,375

	Principal Amount (000s)	Value
Mining—1.2%
Alcoa, Inc., 6.75%, 7/15/18	$8,900	$10,097,201

Oil, Gas & Consumable Fuels—3.6%
AmeriGas Partners L.P.,
6.25%, 8/20/19	10,685	11,085,688
Light Tower Rentals, Inc. (a)(c),
8.125%, 8/1/19	10,000	8,500,000
NGL Energy Partners LP,
5.125%, 7/15/19	10,348	10,322,130

		29,907,818

Pharmaceuticals—4.7%
Valeant Pharmaceuticals International, Inc. (a)(c),
5.375%, 3/15/20	12,000	12,540,000
7.00%, 10/1/20	25,071	26,293,211

		38,833,211

Pipelines—3.6%
Crestwood Midstream Partners L.P.,
6.00%, 12/15/20	2,000	2,105,000
Sabine Pass LNG L.P.,
7.50%, 11/30/16	21,780	23,359,050
SemGroup Corp.,
7.50%, 6/15/21	3,830	4,059,800

		29,523,850

Real Estate—0.3%
Realogy Group LLC (a)(c),
7.625%, 1/15/20	2,600	2,791,750

Retail—5.7%
GameStop Corp. (a)(c),
5.50%, 10/1/19	17,407	18,125,039
Sally Holdings LLC,
6.875%, 11/15/19	741	783,607
Tops Holding Corp.,
8.875%, 12/15/17	26,856	28,198,800

		47,107,446

Software—2.7%
First Data Corp. (a)(c),
8.875%, 8/15/20	20,922	22,177,320

Telecommunications—10.5%
Intelsat Jackson Holdings S.A.,
7.25%, 4/1/19	22,810	23,465,787
Sprint Capital Corp.,
6.90%, 5/1/19	16,850	17,517,260
Sprint Communications, Inc.,
8.375%, 8/15/17	1,537	1,683,015
T-Mobile USA, Inc.,
6.464%, 4/28/19	34,939	36,183,702
ViaSat, Inc.,
6.875%, 6/15/20	4,700	5,005,500
Windstream Services LLC,
7.875%, 11/1/17	3,250	3,514,063

		87,369,327

Transportation—0.2%
AWAS Aviation Capital Ltd. (a)(c),
7.00%, 10/17/16	2,033	2,071,567

Total Corporate Bonds & Notes (cost—$678,843,058)		679,532,180

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	161

Schedule of Investments

May 31, 2015 (Unaudited)

	Principal Amount (000s)	Value
Senior Loans (a)(b)—10.9%
Commercial Services & Supplies—4.1%
Asurion LLC,
5.00%, 5/24/19, Term B1	$9,538	$9,589,295
8.50%, 3/3/21, 2nd Lien	24,000	24,641,256

		34,230,551

Diversified Telecommunication Services—0.6%
Level 3 Financing, Inc., Term B,
4.00%, 1/15/20	5,000	5,006,250

Financial Services—1.8%
Delos Finance Sarl, Term B,
3.50%, 3/6/21	15,000	15,034,380

Real Estate Investment Trust—2.5%
Communications Sales & Leasing, Inc., Term B,
5.00%, 10/24/22	20,500	20,484,625

Specialty Retail—1.9%
J Crew Group, Inc., Term B,
4.00%, 3/5/21	6,453	5,898,484
PetSmart, Inc., Term B,
4.25%, 3/10/22	10,000	10,046,530

		15,945,014

Total Senior Loans (cost—$90,514,170)		90,700,820

Repurchase Agreements—6.7%
State Street Bank and Trust Co., dated 5/29/15, 0.00%, due 6/1/15, proceeds $55,837,000; collateralized by U.S. Treasury Notes, 2.00%, due 8/31/21, valued at $56,958,313 including accrued interest
(cost—$55,837,000)	55,837	55,837,000

Total Investments (cost—$825,194,228)—99.5%		826,070,000

Other assets less liabilities—0.5%		4,040,563

Net Assets—100.0%		$830,110,563

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $286,663,881, representing 34.5% of net assets.

(b) These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on May 31, 2015.

(c) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) When-issued or delayed-delivery. To be settled/delivered after May 31, 2015.

(e) Variable or Floating Rate Security—Security with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on May 31, 2015.
AllianzGI Structured Return Fund

	Shares	Value
Exchange-Traded Funds—95.2%
SPDR S&P 500 (a) (cost—$29,071,503)	143,000	$30,191,590

	Principal Amount (000s)
Repurchase Agreements—8.1%
State Street Bank and Trust Co., dated 5/29/15, 0.00%, due 6/1/15, proceeds $2,553,000; collateralized by U.S. Treasury Notes, 2.125%, due 6/30/21, valued at $2,607,881 including accrued interest
(cost—$2,553,000)	$2,553	2,553,000

	Contracts
Options Purchased (b)(c)—0.3%
Call Options—0.0%
S&P 500 Index, strike price $2,300.00, expires 6/5/15	12	90
strike price $2,400.00, expires 6/5/15	23	255
strike price $2,400.00, expires 6/12/15	27	300
strike price $2,400.00, expires 6/19/15	26	383
strike price $2,400.00, expires 6/26/15	31	344
strike price $2,400.00, expires 7/2/15	24	240

		1,612

Put Options—0.3%
S&P 500 Index, strike price $1,500.00, expires 6/5/15	18	135
strike price $1,550.00, expires 6/5/15	25	187
strike price $2,035.00, expires 6/5/15	12	2,580
strike price $1,500.00, expires 6/12/15	40	300
strike price $1,775.00, expires 6/12/15	125	1,250
strike price $2,025.00, expires 6/12/15	10	4,000
strike price $1,500.00, expires 6/19/15	15	113
strike price $1,550.00, expires 6/19/15	30	225
strike price $1,600.00, expires 6/26/15	35	612
strike price $2,040.00, expires 6/26/15	15	17,700
strike price $2,070.00, expires 6/26/15	10	17,600
strike price $1,550.00, expires 6/30/15	15	225
strike price $1,600.00, expires 6/30/15	18	270
strike price $1,575.00, expires 7/2/15	15	225
strike price $2,070.00, expires 7/2/15	10	20,450
strike price $1,550.00, expires 7/10/15	15	300

162	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2015 (Unaudited)

	Contracts	Value
strike price $2,070.00, expires 7/10/15	10	$23,750

		89,922

Total Options Purchased (cost—$136,816)		91,534

Total Investments, before options written (cost—$31,761,319)—103.6%		32,836,124

Options Written (b)(c)—(4.1)%
Call Options—(3.8)%
S&P 500 Index, strike price $2,015.00, expires 6/5/15	12	(112,500)
strike price $2,035.00, expires 6/5/15	23	(171,695)
strike price $2,025.00, expires 6/12/15	27	(230,715)
strike price $2,035.00, expires 6/19/15	26	(209,170)
strike price $2,040.00, expires 6/26/15	31	(240,095)
strike price $2,020.00, expires 7/2/15	24	(231,960)

		(1,196,135)

Put Options—(0.3)%
S&P 500 Index, strike price $1,965.00, expires 6/5/15	17	(680)
strike price $1,980.00, expires 6/5/15	24	(1,320)
strike price $1,935.00, expires 6/12/15	17	(1,445)
strike price $1,965.00, expires 6/12/15	20	(2,800)
strike price $1,900.00, expires 6/19/15	10	(1,150)
strike price $1,935.00, expires 6/19/15	20	(3,600)
strike price $1,990.00, expires 6/26/15	30	(18,300)
strike price $2,020.00, expires 6/26/15	20	(18,200)
strike price $1,970.00, expires 6/30/15	12	(6,720)
strike price $2,000.00, expires 6/30/15	10	(8,000)
strike price $2,015.00, expires 7/2/15	20	(21,200)
strike price $2,010.00, expires 7/10/15	20	(24,800)

		(108,215)

Total Options Written (premiums received—$1,494,549)		(1,304,350)

Total Investments, net of options written (cost—$30,266,770)—99.5%		31,531,774

Other assets less other liabilities—0.5%		155,243

Net Assets—100.0%		$31,687,017

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

AllianzGI U.S. Equity Hedged Fund

	Shares	Value
Exchange-Traded Funds—97.0%
SPDR S&P 500 (a) (cost—$15,318,105)	74,000	$15,623,620

	Principal Amount (000s)
Repurchase Agreements—2.4%
State Street Bank and Trust Co., dated 5/29/15, 0.00%, due 6/1/15, proceeds $381,000; collateralized by U.S. Treasury Notes, 2.125%, due 6/30/21, valued at $390,925 including accrued interest
(cost—$381,000)	$381	381,000

	Contracts
Options Purchased (b)(c)—1.5%
Call Options—0.0%
S&P 500 Index, strike price $2,400.00, expires 6/30/15	50	500

Put Options—1.5%
S&P 500 Index, strike price $2,050.00, expires 6/5/15	6	1,920
strike price $2,050.00, expires 6/12/15	6	3,840
strike price $1,875.00, expires 6/30/15	13	2,470
strike price $1,800.00, expires 9/30/15	10	12,750
strike price $1,900.00, expires 12/19/15	13	53,495
strike price $1,800.00, expires 12/31/15	12	34,620
strike price $1,875.00, expires 1/15/16	6	25,290
strike price $1,900.00, expires 1/15/16	7	32,585
strike price $1,900.00, expires 3/31/16	13	83,525

		250,495

Total Options Purchased (cost—$659,929)		250,995

Total Investments, before options written (cost—$16,359,034)—100.9%		16,255,615

Options Written (b)(c)—(0.3)%
Call Options—(0.3)%
S&P 500 Index, strike price $2,160.00, expires 6/30/15	74	(45,140)

Put Options—(0.0)%
S&P 500 Index, strike price $1,990.00, expires 6/5/15	12	(840)
strike price $1,980.00, expires 6/12/15	12	(2,100)

		(2,940)

Total Options Written (premiums received—$68,929)		(48,080)

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	163

Schedule of Investments

May 31, 2015 (Unaudited)

Value

Total Investments, net of options written (cost—$16,290,105)—100.6%	$16,207,535

Other liabilities in excess of other assets—(0.6)%	(94,646)

Net Assets—100.0%	$16,112,889

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

AllianzGI U.S. Small-Cap Growth Fund

	Shares	Value
Common Stock—97.1%
Aerospace & Defense—0.8%
Astronics Corp. (b)	5,402	$377,546

Air Freight & Logistics—2.6%
Echo Global Logistics, Inc. (b)	10,520	338,534
Forward Air Corp.	6,632	344,002
XPO Logistics, Inc. (b)	9,795	481,522

		1,164,058

Auto Components—0.7%
Motorcar Parts of America, Inc. (b)	10,840	311,867

Banks—5.5%
Bank of the Ozarks, Inc.	13,199	580,360
Cathay General Bancorp	15,460	467,201
PrivateBancorp, Inc.	14,466	551,589
South State Corp.	5,075	364,537
Western Alliance Bancorp (b)	17,036	534,079

		2,497,766

Biotechnology—6.1%
AMAG Pharmaceuticals, Inc. (b)	6,165	428,961
Cepheid (b)	6,575	362,743
Eagle Pharmaceuticals, Inc. (b)	4,693	340,852
Esperion Therapeutics, Inc. (b)	1,981	212,977
Insys Therapeutics, Inc. (b)	5,676	338,290
Ligand Pharmaceuticals, Inc., Class B (b)	4,437	390,944
Receptos, Inc. (b)	1,821	300,265
Repligen Corp. (b)	9,845	401,282

		2,776,314

Building Products—0.8%
Builders FirstSource, Inc. (b)	27,701	340,168

Capital Markets—1.8%
Cowen Group, Inc., Class A (a)(b)	64,504	380,574
HFF, Inc., Class A	11,277	453,786

		834,360

Chemicals—0.8%
Ferro Corp. (b)	1,763	26,745
PolyOne Corp.	8,570	333,287

		360,032

Commercial Services & Supplies—0.5%
Knoll, Inc.	9,660	219,862

Communications Equipment—0.7%
EchoStar Corp., Class A (b)	6,532	327,253

Construction Materials—0.8%
U.S. Concrete, Inc. (b)	9,834	371,627

Distributors—0.7%
Core-Mark Holding Co., Inc.	6,025	323,603

Diversified Telecommunication Services—2.0%
8x8, Inc. (b)	38,360	319,922
inContact, Inc. (b)	26,833	260,817
Vonage Holdings Corp. (b)	65,844	306,833

		887,572

Electronic Equipment, Instruments & Components—2.7%
Belden, Inc.	4,315	364,272
DTS, Inc. (b)	4,424	140,374
Methode Electronics, Inc.	4,786	224,607
Newport Corp. (b)	16,210	306,207
Orbotech Ltd. (b)	9,988	208,749

		1,244,209

Energy Equipment & Services—0.6%
C&J Energy Services Ltd. (b)	19,433	292,078

Food & Staples Retailing—0.7%
United Natural Foods, Inc. (b)	4,438	297,657

	Shares	Value
Food Products—0.4%
B&G Foods, Inc.	5,883	$182,020

Health Care Equipment & Supplies—3.8%
Cardiovascular Systems, Inc. (b)	6,906	193,230
Cynosure, Inc., Class A (b)	11,013	393,164
Globus Medical, Inc., Class A (b)	15,330	397,660
Inogen, Inc. (b)	9,588	358,399
LDR Holding Corp. (b)	9,888	400,662

		1,743,115

Health Care Providers & Services—7.4%
AAC Holdings, Inc. (b)	5,402	209,922
Acadia Healthcare Co., Inc. (b)	8,679	643,461
Adeptus Health, Inc., Class A (b)	6,067	424,993
Amsurg Corp. (b)	6,858	461,818
Centene Corp. (b)	6,557	494,004
ExamWorks Group, Inc. (b)	7,793	318,578
Providence Service Corp. (b)	6,872	330,268
Team Health Holdings, Inc. (b)	7,875	460,530

		3,343,574

Health Care Technology—0.9%
Omnicell, Inc. (b)	10,783	398,755

Hotels, Restaurants & Leisure—7.1%
Cheesecake Factory, Inc.	7,229	372,799
Diamond Resorts International, Inc. (b)	16,158	502,514
Krispy Kreme Doughnuts, Inc. (b)	17,304	300,917
La Quinta Holdings, Inc. (b)	19,596	487,157
Marriott Vacations Worldwide Corp.	6,337	559,430
Six Flags Entertainment Corp.	6,172	301,564
Sonic Corp.	10,656	321,172
Texas Roadhouse, Inc.	10,666	373,523

		3,219,076

Household Durables—1.4%
Helen of Troy Ltd. (b)	3,976	347,860
Ryland Group, Inc. (a)	7,076	297,688

		645,548

Insurance—1.6%
AMERISAFE, Inc.	9,267	396,071
Hanover Insurance Group, Inc.	4,915	349,850

		745,921

Internet Software & Services—1.4%
Actua Corp. (b)	1,605	20,399
Endurance International Group Holdings, Inc. (b)	14,973	304,401
SPS Commerce, Inc. (b)	4,787	311,251

		636,051

IT Services—2.7%
Convergys Corp.	17,141	425,611
MAXIMUS, Inc.	6,829	446,412
WEX, Inc. (b)	3,134	355,364

		1,227,387

Life Sciences Tools & Services—3.2%
Albany Molecular Research, Inc. (b)	19,649	395,927
Cambrex Corp. (b)	8,835	353,577
ICON PLC (b)	6,716	435,667
PAREXEL International Corp. (b)	4,183	278,044

		1,463,215

Machinery—0.8%
Middleby Corp. (b)	1,017	110,548
Mueller Water Products, Inc., Class A	28,700	264,614

		375,162

164	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

May 31, 2015 (Unaudited)

	Shares	Value
Media—1.5%
MDC Partners, Inc., Class A	13,561	$287,493
New Media Investment Group, Inc.	17,507	385,504

		672,997

Metals & Mining—0.8%
Kaiser Aluminum Corp.	4,442	360,379

Multi-line Retail—0.9%
Burlington Stores, Inc. (b)	7,671	404,799

Oil, Gas & Consumable Fuels—3.9%
Abraxas Petroleum Corp. (b)	94,008	275,443
Carrizo Oil & Gas, Inc. (b)	6,574	329,752
Diamondback Energy, Inc. (b)	3,713	288,909
Matador Resources Co. (b)	11,845	326,211
Synergy Resources Corp. (b)	18,506	213,004
Teekay Tankers Ltd., Class A	52,852	356,751

		1,790,070

Paper & Forest Products—0.5%
KapStone Paper and Packaging Corp.	8,709	234,708

Pharmaceuticals—5.3%
ANI Pharmaceuticals, Inc. (b)	5,904	297,444
Depomed, Inc. (b)	15,505	323,434
Horizon Pharma PLC (b)	15,621	506,589
Impax Laboratories, Inc. (b)	6,736	316,659
Pernix Therapeutics Holdings, Inc. (b)	31,063	197,871
Phibro Animal Health Corp., Class A	15,790	546,808
Tetraphase Pharmaceuticals, Inc. (b)	4,959	212,642

		2,401,447

Professional Services—0.6%
ICF International, Inc. (b)	7,595	271,749

Real Estate Management & Development—0.7%
Kennedy-Wilson Holdings, Inc.	12,437	318,014

Road & Rail—0.7%
Ryder System, Inc.	3,666	335,989

Semiconductors & Semiconductor Equipment—8.4%
Cypress Semiconductor Corp.	28,163	386,678
Inphi Corp. (b)	15,286	365,947
Kulicke & Soffa Industries, Inc. (b)	21,930	290,792
M/A-COM Technology Solutions Holdings, Inc. (b)	10,805	412,319
Mellanox Technologies Ltd. (b)	7,354	370,053
Qorvo, Inc. (b)	5,867	481,974
SunEdison, Inc. (b)	16,389	491,178
Synaptics, Inc. (b)	4,044	402,944
Tower Semiconductor Ltd. (b)	25,000	385,750
Xcerra Corp. (b)	29,625	228,705

		3,816,340

Software—8.2%
ACI Worldwide, Inc. (b)	17,888	425,913
Cadence Design Systems, Inc. (b)	19,268	381,314
Callidus Software, Inc. (b)	20,427	292,515
Guidewire Software, Inc. (b)	6,855	332,125
Mentor Graphics Corp.	16,705	436,168
PTC, Inc. (b)	9,020	372,255
Synchronoss Technologies, Inc. (b)	6,412	282,385
Take-Two Interactive Software, Inc. (b)	11,920	326,250
Ultimate Software Group, Inc. (b)	2,405	389,105
Verint Systems, Inc. (b)	7,502	485,154

		3,723,184

	Shares	Value
Specialty Retail—1.5%
American Eagle Outfitters, Inc.	21,213	$347,257
Select Comfort Corp. (b)	10,664	332,183

		679,440

Technology Hardware, Storage & Peripherals—1.6%
Electronics for Imaging, Inc. (b)	7,611	329,024
Super Micro Computer, Inc. (b)	12,539	419,555

		748,579

Thrifts & Mortgage Finance—0.7%
LendingTree, Inc. (b)	5,023	297,663

Trading Companies & Distributors—2.1%
Air Lease Corp.	11,540	434,250
Aircastle Ltd.	20,520	497,815

		932,065

Transportation Infrastructure—1.2%
Macquarie Infrastructure Corp.	6,337	536,364

Total Common Stock (cost—$34,147,212)		44,129,583

	Principal Amount (000s)
Repurchase Agreements—2.4%
State Street Bank and Trust Co., dated 5/29/15, 0.00%, due 6/1/15, proceeds $1,108,000; collateralized by U.S. Treasury Notes, 2.125%, due 9/30/21, valued at $1,134,975 including accrued interest
(cost—$1,108,000)	$1,108	1,108,000

Total Investments (cost—$35,255,212)—99.5%		45,237,583

Other assets less liabilities—0.5%		207,976

Net Assets—100.0%		$45,445,559

Notes to Schedule of Investments:

(a) Affiliated security.

(b) Non-income producing.

AllianzGI Ultra Micro Cap Fund

	Shares	Value
Common Stock—98.3%
Aerospace & Defense—1.6%
Astronics Corp. (b)	23,014	$1,608,448

Air Freight & Logistics—0.6%
Park-Ohio Holdings Corp.	12,299	590,475

Auto Components—1.8%
Motorcar Parts of America, Inc. (b)	45,523	1,309,697
Strattec Security Corp. (a)	7,386	509,708

		1,819,405

Banks—1.6%
Park Sterling Corp.	100,099	664,657
Southwest Bancorp, Inc.	57,161	1,011,750

		1,676,407

Biotechnology—6.8%
BioSpecifics Technologies Corp. (b)	17,770	846,563
Catalyst Pharmaceuticals, Inc. (b)	152,597	602,758
Eagle Pharmaceuticals, Inc. (b)	30,818	2,238,311
Pfenex, Inc. (b)	39,854	756,429
Repligen Corp. (b)	50,372	2,053,163
Vitae Pharmaceuticals, Inc. (b)	35,137	430,779

		6,928,003

Building Products—1.9%
Patrick Industries, Inc. (b)	32,859	1,964,968

Chemicals—0.4%
American Vanguard Corp.	33,102	456,146

Communications Equipment—0.8%
ShoreTel, Inc. (b)	116,454	801,203

Construction & Engineering—0.9%
NV5 Holdings, Inc. (b)	39,424	899,656

Construction Materials—1.1%
U.S. Concrete, Inc. (b)	29,772	1,125,084

Diversified Consumer Services—1.6%
Carriage Services, Inc.	63,745	1,585,976

Diversified Telecommunication Services—2.3%
8x8, Inc. (b)	99,753	831,940
inContact, Inc. (b)	150,719	1,464,989

		2,296,929

Electrical Equipment—0.6%
Magnetek, Inc. (b)	19,864	655,313

Electronic Equipment, Instruments & Components—0.9%
Planar Systems, Inc. (b)	77,183	334,203
SuperCom Ltd. (b)	55,404	598,917

		933,120

Energy Equipment & Services—0.4%
Independence Contract Drilling, Inc. (b)	51,444	377,599

Food Products—1.5%
John B Sanfilippo & Son, Inc.	30,708	1,554,132

Health Care Equipment & Supplies—9.4%
AtriCure, Inc. (b)	44,735	1,026,221
Cardiovascular Systems, Inc. (b)	42,590	1,191,668
Cynosure, Inc., Class A (b)	30,975	1,105,807
Inogen, Inc. (b)	36,683	1,371,211
Rockwell Medical, Inc. (b)	70,270	777,889
RTI Surgical, Inc. (b)	147,242	952,656
SurModics, Inc. (b)	34,133	842,402

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	165

Schedule of Investments

May 31, 2015 (Unaudited)

	Shares	Value
Trinity Biotech PLC ADR	54,115	$936,190
Vascular Solutions, Inc. (b)	43,964	1,434,545

		9,638,589

Health Care Providers & Services—5.5%
Aceto Corp.	47,641	1,122,898
BioTelemetry, Inc. (b)	86,353	833,307
Capital Senior Living Corp. (b)	36,611	943,099
Cross Country Healthcare, Inc. (b)	90,915	965,517
Providence Service Corp. (b)	24,063	1,156,468
RadNet, Inc. (b)	95,848	623,971

		5,645,260

Health Care Technology—0.2%
Icad, Inc. (b)	44,866	197,859

Hotels, Restaurants & Leisure—4.3%
Carrols Restaurant Group, Inc. (b)	91,574	917,572
Good Times Restaurants, Inc. (b)	97,355	893,719
Kona Grill, Inc. (b)	36,726	746,272
Papa Murphy’s Holdings, Inc. (b)	61,596	1,058,219
Rave Restaurant Group, Inc. (b)	59,404	774,034

		4,389,816

Household Durables—2.3%
Century Communities, Inc. (b)	40,226	830,667
LGI Homes, Inc. (b)	49,614	935,224
Skullcandy, Inc. (b)	81,221	609,157

		2,375,048

Insurance—3.2%
Atlas Financial Holdings, Inc. (b)	56,452	1,061,862
Federated National Holding Co.	53,671	1,378,272
HCI Group, Inc. (a)	18,601	804,121

		3,244,255

Internet Software & Services—5.6%
Autobytel, Inc. (b)	80,424	1,347,906
GTT Communications, Inc. (b)	74,387	1,638,746
Internap Corp. (b)	98,942	963,695
Limelight Networks, Inc. (b)	51,326	224,295
Reis, Inc.	26,216	569,411
TechTarget, Inc. (b)	106,721	987,169

		5,731,222

IT Services—1.9%
Hackett Group, Inc.	96,885	1,146,150
Information Services Group, Inc.	204,776	782,244

		1,928,394

Leisure Equipment & Products—2.2%
Nautilus, Inc. (b)	92,487	1,953,326
Summer Infant, Inc. (b)	100,615	250,531

		2,203,857

Life Sciences Tools & Services—2.6%
Albany Molecular Research, Inc. (b)	84,194	1,696,509
NeoGenomics, Inc. (b)	172,580	919,851

		2,616,360

Machinery—2.8%
Accuride Corp. (b)	176,441	763,990
NN, Inc.	34,413	937,754
Xerium Technologies, Inc. (b)	67,705	1,157,755

		2,859,499

Media—2.3%
Carmike Cinemas, Inc. (b)	40,576	1,129,230
Entravision Communications Corp., Class A	185,586	1,252,706

		2,381,936

	Shares	Value
Metals & Mining—1.7%
Olympic Steel, Inc.	54,373	$953,702
Real Industry, Inc. (b)	66,933	740,279

		1,693,981

Oil, Gas & Consumable Fuels—1.9%
Abraxas Petroleum Corp. (b)	227,655	667,029
Gastar Exploration, Inc. (b)	173,671	529,697
Ring Energy, Inc. (b)	63,557	730,270

		1,926,996

Pharmaceuticals—4.7%
ANI Pharmaceuticals, Inc. (b)	11,492	578,967
Cempra, Inc. (b)	29,788	1,093,517
IGI Laboratories, Inc. (b)	135,025	877,663
Intersect ENT, Inc. (b)	34,751	824,989
Pernix Therapeutics Holdings, Inc. (b)	116,325	740,990
Supernus Pharmaceuticals, Inc. (b)	48,861	694,803

		4,810,929

Professional Services—1.8%
Barrett Business Services, Inc.	2,541	91,501
GP Strategies Corp. (b)	34,619	1,080,459
Willdan Group, Inc. (b)	48,116	690,946

		1,862,906

Road & Rail—3.2%
Celadon Group, Inc.	30,529	711,936
Covenant Transportation Group, Inc., Class A (b)	43,400	1,341,494
PAM Transportation Services, Inc. (b)	20,315	1,230,480

		3,283,910

Semiconductors & Semiconductor Equipment—6.2%
Amtech Systems, Inc. (b)	85,202	953,410
Cascade Microtech, Inc. (b)	57,772	924,930
FormFactor, Inc. (b)	121,936	1,135,224
MaxLinear, Inc., Class A (b)	110,392	1,106,128
PDF Solutions, Inc. (b)	48,856	778,276
Tower Semiconductor Ltd. (b)	95,520	1,473,874

		6,371,842

Software—4.8%
Attunity Ltd. (b)	78,892	1,090,287
ePlus, Inc. (b)	15,977	1,240,614
Park City Group, Inc. (b)	85,116	981,388
QAD, Inc., Class A	26,907	643,077
Telenav, Inc. (b)	109,694	990,537

		4,945,903

Specialty Retail—3.0%
bebe stores, Inc.	216,710	563,446
Kirkland’s, Inc. (b)	41,700	1,095,459
Sportsman’s Warehouse Holdings, Inc. (b)	77,133	747,419
Tilly’s, Inc., Class A (b)	64,250	619,370

		3,025,694

Technology Hardware, Storage & Peripherals—1.1%
Quantum Corp. (b)	554,778	1,131,747

Textiles, Apparel & Luxury Goods—0.9%
Cherokee, Inc.	37,688	900,743

Thrifts & Mortgage Finance—1.9%
LendingTree, Inc. (b)	33,361	1,976,973

Total Common Stock (cost—$69,511,430)		100,416,583

	Principal Amount (000s)	Value
Repurchase Agreements—1.2%
State Street Bank and Trust Co., dated 5/29/15, 0.00%, due 6/1/15, proceeds $1,248,000; collateralized by U.S. Treasury Notes, 2.125%, due 9/30/21, valued at $1,273,013 including accrued interest
(cost—$1,248,000)	$1,248	$1,248,000

Total Investments (cost—$70,759,430)—99.5%		101,664,583

Other assets less liabilities—0.5%		529,673

Net Assets—100.0%		$102,194,256

Notes to Schedule of Investments:

(a) Affiliated security.

(b) Non-income producing.

Glossary:

ADR—American Depositary Receipt

166	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	167

Statements of Assets and Liabilities

May 31, 2015 (Unaudited)

	AllianzGI Retirement 2015	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035
Assets:
Investments, at value	$1,700,460	$3,798,286	$3,832,587	$4,368,260	$3,914,584
Investments in Affiliates, at value	26,605,291	59,747,613	64,356,775	62,193,107	50,686,349
Repurchase agreements, at value	165,000	379,000	805,000	803,000	592,000
Cash	86	519	891	332	902
Dividends receivable from Affiliates	31,803	64,911	65,457	51,865	36,407
Receivable for Fund shares sold	12,462	18,211	12,583	35,749	19,092
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 5)	163	283	302	296	239
Receivable for variation margin on futures contracts	—	—	—	—	—
Dividends and interest receivable (net of foreign withholding taxes)	—	—	—	—	—
Unrealized appreciation of forward foreign currency contracts	—	—	—	—	—
Receivable from Investment Manager	—	—	—	—	—
Deposits with brokers for derivatives collateral	—	—	—	—	—
Prepaid expenses and other assets	—	—	—	—	—
Total Assets	28,515,265	64,008,823	69,073,595	67,452,609	55,249,573
Liabilities:
Payable for investments in Affiliates purchased	31,803	64,911	65,457	51,865	36,407
Payable for Fund shares redeemed	64,560	1,926	165,038	15,690	325,539
Payable for variation margin on futures contracts	—	—	—	—	—
Administration fees payable	4,528	10,997	10,392	8,535	6,401
Servicing fees payable	2,622	7,459	6,921	5,705	4,640
Distribution fees payable	933	1,145	693	1,429	754
Trustees Deferred Compensation Plan payable (see Note 5)	163	283	302	296	239
Unrealized depreciation of forward foreign currency contracts	—	—	—	—	—
Investment management fees payable	—	—	—	—	—
Accrued expenses and other liabilities	—	—	—	—	—
Total Liabilities	104,609	86,721	248,803	83,520	373,980
Net Assets	$28,410,656	$63,922,102	$68,824,792	$67,369,089	$54,875,593
Net Assets Consist of:
Paid-in-capital	$27,626,368	$63,331,483	$67,979,623	$65,618,023	$53,309,974
Undistributed (dividends in excess of) net investment income	281,961	360,365	409,870	324,978	152,555
Accumulated net realized gain (loss)	97,009	(381,214)	(207,039)	175,313	443,002
Net unrealized appreciation	405,318	611,468	642,338	1,250,775	970,062
Net Assets	$28,410,656	$63,922,102	$68,824,792	$67,369,089	$54,875,593
Cost of Investments	$1,692,676	$3,971,240	$4,021,342	$4,527,002	$4,100,170
Cost of Investments in Affiliates	$26,207,757	$58,963,191	$63,525,682	$60,783,590	$49,530,701
Cost of Repurchase Agreements	$165,000	$379,000	$805,000	$803,000	$592,000

168	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2040	AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Global Dynamic Allocation

$3,202,871	$1,823,351	$1,549,084	$633,751	$1,468,712	$13,858,642	$1,216,701
40,112,757	22,255,752	18,970,294	7,738,639	23,301,370	176,517,556	5,476,543
463,000	270,000	269,000	102,000	213,000	10,601,000	1,071,000
532	741	127	498	53	526	104
23,427	10,422	6,103	1,739	29,384	104,785	5,630
117,296	11,002	14,199	10,718	88,660	25,366	947

191	119	98	35	120	900	34
—	—	—	—	—	550,879	39,758

—	—	—	—	—	—	2,934

—	—	—	—	—	87,200	—
—	—	—	—	—	—	26,840
—	—	—	—	—	3,591,850	203,618
—	—	—	—	—	49,200	59,202
43,920,074	24,371,387	20,808,905	8,487,380	25,101,299	205,387,904	8,103,311

23,427	10,422	6,103	1,739	29,384	74,879	5,630
10,572	30,616	113	2,462	3,710	2,431,261	88,725
—	—	—	—	—	197,938	3,183
4,241	2,268	712	149	3,170	—	—
3,775	2,437	1,327	333	2,390	26,060	571
761	284	605	183	2,586	38,396	1,141

191	119	98	35	120	900	34

—	—	—	—	—	38,103	1,721
—	—	—	—	—	19,091	—
—	—	—	—	—	91,129	39,114
42,967	46,146	8,958	4,901	41,360	2,917,757	140,119
$43,877,107	$24,325,241	$20,799,947	$8,482,479	$25,059,939	$202,470,147	$7,963,192

$41,925,656	$22,987,374	$19,246,421	$7,898,226	$24,225,232	$181,006,525	$7,269,386

(68,088)	(65,598)	(80,847)	(43,389)	27,443	(1,185,498)	(19,730)
806,649	605,942	728,578	320,092	410,547	12,721,666	412,706
1,212,890	797,523	905,795	307,550	396,717	9,927,454	300,830
$43,877,107	$24,325,241	$20,799,947	$8,482,479	$25,059,939	$202,470,147	$7,963,192
$3,363,588	$1,909,041	$1,614,113	$662,702	$1,462,369	$14,373,179	$1,195,921
$38,739,150	$21,372,539	$17,999,470	$7,402,138	$22,910,996	$166,439,693	$5,228,763
$463,000	$270,000	$269,000	$102,000	$213,000	$10,601,000	$1,071,000

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	169

Statements of Assets and Liabilities (cont’d)

May 31, 2015 (Unaudited)

	AllianzGI Retirement 2015	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035
Net Assets:
Class A	$11,088,889	$33,002,096	$31,483,249	$24,042,292	$20,244,663
Class B	—	—	—	—	—
Class C	898,942	384,776	—	682,937	—
Class D	62,795	289,687	—	602,419	—
Class R	246,278	1,096,168	1,112,283	1,551,265	1,630,650
Class P	10,286,240	21,949,502	29,422,270	29,315,224	28,532,231
Institutional Class	—	—	—	—	—
Class R6	5,473,405	5,244,732	5,621,471	9,419,308	3,561,451
Administrative Class	354,107	1,955,141	1,185,519	1,755,644	906,598
Shares Issued and Outstanding:
Class A	575,734	1,724,511	1,866,543	1,188,432	1,133,117
Class B	—	—	—	—	—
Class C	46,988	20,138	—	33,926	—
Class D	3,223	15,034	—	29,577	—
Class R	12,682	57,193	66,097	76,414	91,358
Class P	528,394	1,132,627	1,732,493	1,427,828	1,584,429
Institutional Class	—	—	—	—	—
Class R6	280,848	270,239	330,698	457,770	197,449
Administrative Class	18,236	101,489	69,998	85,809	50,514
Net Asset Value and Redemption Price Per Share:*
Class A	$19.26	$19.14	$16.87	$20.23	$17.87
Class B	—	—	—	—	—
Class C	19.13	19.11	—	20.13	—
Class D	19.48	19.27	—	20.37	—
Class R	19.42	19.17	16.83	20.30	17.85
Class P	19.47	19.38	16.98	20.53	18.01
Institutional Class	—	—	—	—	—
Class R6	19.49	19.41	17.00	20.58	18.04
Administrative Class	19.42	19.26	16.94	20.46	17.95

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

170	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2040	AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Global Dynamic Allocation

$16,003,213	$10,929,641	$5,183,869	$1,372,979	$6,388,424	$59,623,280	$1,107,696
—	—	—	—	—	968,779	—
204,709	—	154,694	—	3,689,471	58,541,628	1,317,886
290,390	—	236,670	—	974,871	2,379,303	96,073
1,248,265	509,204	664,822	202,780	227,976	17,831	159,742
16,920,355	11,043,074	8,006,772	1,600,124	6,684,837	2,245,143	48,910
—	—	—	—	—	78,668,943	5,205,602
8,753,246	1,524,685	6,055,621	5,138,553	7,049,205	—	—
456,929	318,637	497,499	168,043	45,155	25,240	27,283

770,016	594,049	250,261	77,212	344,992	4,990,978	57,325
—	—	—	—	—	79,340	—
9,879	—	7,527	—	201,538	4,839,903	69,404
13,936	—	11,364	—	52,362	200,110	4,998
60,233	27,748	32,115	11,430	11,923	1,500	8,326
805,664	596,101	381,858	89,261	355,970	187,933	2,535
—	—	—	—	—	6,653,537	269,164
416,052	82,114	288,012	285,881	383,222	—	—
21,881	17,269	23,826	9,417	2,408	2,061	1,417

$20.78	$18.40	$20.71	$17.78	$18.52	$11.95	$19.32
—	—	—	—	—	12.21	—
20.72	—	20.55	—	18.31	12.10	18.99
20.84	—	20.83	—	18.62	11.89	19.23
20.72	18.35	20.70	17.74	19.12	11.89	19.19
21.00	18.53	20.97	17.93	18.78	11.95	19.29
—	—	—	—	—	11.82	19.34
21.04	18.57	21.03	17.97	18.39	—	—
20.88	18.45	20.88	17.84	18.75	12.24	19.26

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	171

Statements of Assets and Liabilities (cont’d)

May 31, 2015 (Unaudited)

	AllianzGI Global Megatrends	AllianzGI Behavioral Advantage Large Cap	AllianzGI Best Styles Emerging Markets Equity	AllianzGI Best Styles Global Equity	AllianzGI Best Styles International Equity
Assets:
Investments, at value	$—	$43,969,575	$5,373,817	$109,538,160	$32,842,125
Investments in Affiliates, at value	3,213,015	—	12,330	458,021	186,269
Repurchase agreements, at value	—	280,000	283,000	4,517,000	557,000
Cash	26,364	157	698	984	584
Foreign currency, at value	—	—	26,748	182,376	23,407
Unrealized appreciation of forward foreign currency contracts	—	—	—	—	—
Dividends and interest receivable (net of foreign withholding taxes)	—	98,434	14,998	341,595	180,707
Receivable for investments sold	—	—	—	—	—
Swap premiums paid	—	—	—	—	—
Unrealized appreciation of OTC swaps	—	—	—	—	—
Deposits with brokers for derivatives collateral	—	—	152,210	1,009,268	—
Receivable for Fund shares sold	—	27,411	—	28,570	—
Receivable from Investment Manager	9,966	219	15,256	2,821	14,996
Deferred offering costs	55,239	—	39,626	—	39,046
Tax reclaims receivable	—	—	—	27,119	29,415
Dividends receivable from Affiliates	—	120	—	634	323
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 5)	14	277	24	489	148
Receivable for variation margin on futures contracts	—	—	—	26,215	—
Prepaid expenses and other assets	3,303	22,296	4,225	25,865	4,225
Total Assets	3,307,901	44,398,489	5,922,932	116,159,117	33,878,245
Liabilities:
Payable for investments purchased	—	—	—	—	—
Payable for investments in Affiliates purchased	—	—	—	—	—
Payable for Fund shares redeemed	—	50,337	—	13,356	2,106
Payable to custodian for cash overdraft	—	—	—	—	—
Payable for variation margin on futures contracts	—	—	—	3,129	—
Investment management fees payable	—	—	—	—	—
Distribution fees payable	—	611	—	—	—
Servicing fees payable	2	3,137	—	37	—
Swap premiums received	—	—	—	—	—
Unrealized depreciation of forward foreign currency contracts	—	—	—	—	—
Unrealized depreciation of OTC swaps	—	—	—	—	—
Due to Investment Manager	55,239	—	39,626	—	39,046
Trustees Deferred Compensation Plan payable (see Note 5)	14	277	24	489	148
Accrued expenses and other liabilities	18,515	28,595	33,075	52,289	4,575
Total Liabilities	73,770	82,957	72,725	69,300	45,875
Net Assets	$3,234,131	$44,315,532	$5,850,207	$116,089,817	$33,832,370

172	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Best Styles U.S. Equity	AllianzGI China Equity	AllianzGI Convertible	AllianzGI Emerging Markets Consumer	AllianzGI Emerging Markets Debt	AllianzGI Emerging Markets Small-Cap	AllianzGI Europe Equity Dividend

$56,364,636	$11,291,398	$2,441,254,675	$12,663,879	$29,632,272	$5,116,533	$2,363,305
102,042	973,317	—	—	—	—	805,805
3,653,000	920,000	83,492,000	183,000	599,000	—	219,000
537	426	537	391	—	66,617	8
783	7,202	—	23,607	16,704	29,545	4,407

—	—	—	—	6,223	—	639

114,731	37,744	9,249,088	17,065	436,336	10,952	8,647
—	—	24,828,022	188,362	2,569,427	—	896
—	—	—	—	101,797	—	—
—	—	—	—	103,531	—	—
363,671	—	—	—	520,000	—	—
—	360,850	2,526,789	1,000	—	16,840	—
—	11,925	—	491	—	11,087	13,157
39,414	—	—	29,204	51,860	29,555	62,218
—	—	—	917	—	—	1,551
356	—	—	—	—	—	—

317	22	11,038	58	129	19	13

10,228	—	—	—	—	—	—
4,225	69,571	85,118	3,455	12,786	41,444	4,071
60,653,940	13,672,455	2,561,447,267	13,111,429	34,050,065	5,322,592	3,483,717

—	299,839	46,269,611	80,334	2,657,336	—	3,038
—	—	—	—	—	—	640
15,566	22,055	1,952,662	6,172	199	32,137	—
—	—	—	—	149,652	—	—
—	—	—	—	—	—	—
3,996	—	1,199,432	—	6,983	—	—
—	31	77,444	—	6	—	82
—	1,256	144,790	5	4	4	30
—	—	—	—	603,083	—	—

—	—	—	—	12,904	—	92,439
—	—	—	—	2,858	—	—
39,414	—	—	29,204	51,860	29,555	62,218

317	22	11,038	58	129	19	13
31,947	45,379	789,815	5,017	47,959	22,477	25,906
91,240	368,582	50,444,792	120,790	3,532,973	84,192	184,366
$60,562,700	$13,303,873	$2,511,002,475	$12,990,639	$30,517,092	$5,238,400	$3,299,351

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	173

Statements of Assets and Liabilities (cont’d)

May 31, 2015 (Unaudited)

	AllianzGI Global Megatrends	AllianzGI Behavioral Advantage Large Cap	AllianzGI Best Styles Emerging Markets Equity	AllianzGI Best Styles Global Equity	AllianzGI Best Styles International Equity
Net Assets Consist of:
Paid-in-capital	$3,020,000	$40,114,638	$5,587,414	$108,081,589	$31,491,032
Undistributed (dividends in excess of) net investment income	1,116	42,798	44,950	1,102,475	614,811
Accumulated net realized gain (loss)	—	(8,401)	129,062	(204,013)	289,005
Net unrealized appreciation (depreciation)	213,015	4,166,497	88,781	7,109,766	1,437,522
Net Assets	$3,234,131	$44,315,532	$5,850,207	$116,089,817	$33,832,370
Cost of Investments	$—	$39,803,078	$5,287,159	$102,469,120	$31,407,274
Cost of Investments in Affiliates	$3,000,000	$—	$10,009	$434,651	$179,219
Cost of Repurchase Agreements	$—	$280,000	$283,000	$4,517,000	$557,000
Cost of Foreign Currency	$—	$—	$26,765	$178,754	$23,434
Net Assets:
Class A	$10,700	$10,850,865	$—	$242,284	$—
Class C	—	954,652	—	—	—
Class D	—	2,954,836	—	—	—
Class R	—	—	—	—	—
Class P	10,706	108,754	10,441	4,291,334	10,500
Institutional Class	3,212,725	29,446,425	10,445	106,133	10,504
Class R6	—	—	5,829,321	111,450,066	33,811,366
Administrative Class	—	—	—	—	—
Shares Issued and Outstanding:
Class A	667	538,972	—	14,663	—
Class C	—	48,622	—	—	—
Class D	—	148,142	—	—	—
Class R	—	—	—	—	—
Class P	666	5,386	666	258,347	666
Institutional Class	200,000	1,453,565	667	6,416	667
Class R6	—	—	372,012	6,706,368	2,146,805
Administrative Class	—	—	—	—	—
Net Asset Value and Redemption Price Per Share:*
Class A	$16.05	$20.13	$—	$16.52	$—
Class C	—	19.63	—	—	—
Class D	—	19.95	—	—	—
Class R	—	—	—	—	—
Class P	16.06	20.19	15.66	16.61	15.74
Institutional Class	16.06	20.26	15.66	16.54	15.74
Class R6	—	—	15.67	16.62	15.75
Administrative Class	—	—	—	—	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

174	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Best Styles U.S. Equity	AllianzGI China Equity	AllianzGI Convertible	AllianzGI Emerging Markets Consumer	AllianzGI Emerging Markets Debt	AllianzGI Emerging Markets Small-Cap	AllianzGI Europe Equity Dividend

$59,323,598	$11,695,517	$2,057,935,045	$12,607,377	$31,163,093	$4,678,774	$3,240,753

441,929	(17,879)	(1,057,105)	13,692	70,359	21,142	63,077
239,836	236,812	146,213,039	31,621	(536,062)	98,500	(16,582)
557,337	1,389,423	307,911,496	337,949	(180,298)	439,984	12,103
$60,562,700	$13,303,873	$2,511,002,475	$12,990,639	$30,517,092	$5,238,400	$3,299,351
$55,849,290	$10,146,356	$2,133,343,179	$12,325,916	$29,904,836	$4,676,391	$2,311,377
$70,265	$728,891	$—	$—	$—	$—	$753,805
$3,653,000	$920,000	$83,492,000	$183,000	$599,000	$—	$219,000
$782	$7,204	$—	$23,739	$17,839	$29,536	$4,363

$—	$4,695,340	$496,355,222	$44,524	$10,002	$21,067	$10,182
—	61,199	119,089,592	—	9,949	—	163,737
—	2,877,937	70,256,596	—	—	—	—
—	—	1,706,415	—	—	—	—
27,507	91,314	191,182,145	—	10,012	—	24,881
283,955	5,578,083	1,630,173,437	12,946,115	30,487,129	5,217,333	3,100,551
60,251,238	—	—	—	—	—	—
—	—	2,239,068	—	—	—	—

—	219,125	13,871,490	3,006	683	1,254	667
—	2,814	3,326,343	—	680	—	10,746
—	132,495	1,964,526	—	—	—	—
—	—	47,799	—	—	—	—
1,771	4,086	5,352,373	—	683	—	1,628
18,265	259,845	45,697,533	872,464	2,078,729	310,099	202,855
3,875,637	—	—	—	—	—	—
—	—	62,555	—	—	—	—

$—	$21.43	$35.78	$14.81	$14.66	$16.80	$15.27
—	21.75	35.80	—	14.64	—	15.24
—	21.72	35.76	—	—	—	—
—	—	35.70	—	—	—	—
15.53	22.35	35.72	—	14.66	—	15.28
15.55	21.47	35.67	14.84	14.67	16.82	15.28
15.55	—	—	—	—	—	—
—	—	35.79	—	—	—	—

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	175

Statements of Assets and Liabilities (cont’d)

May 31, 2015 (Unaudited)

	AllianzGI Global Fundamental Strategy	AllianzGI Global Managed Volatility	AllianzGI Global Sustainability	AllianzGI Global Water	AllianzGI High Yield Bond
Assets:
Investments, at value	$18,470,401	$2,741,544	$2,952,784	$338,316,478	$387,549,145
Investments in Affiliates, at value	481,196	—	46,537	3,603,814	—
Repurchase agreements, at value	3,346,000	—	145,000	25,507,000	10,810,000
Cash	691	84,862	152	996	130
Foreign currency, at value	21,799	458	—	6	—
Unrealized appreciation of forward foreign currency contracts	7,320	—	—	—	—
Dividends and interest receivable (net of foreign withholding taxes)	151,472	6,707	4,891	789,738	6,615,338
Receivable for investments sold	14,975	—	—	1,029	—
Receivable for investments in Affiliates sold	—	—	—	—	—
Deposits with brokers for derivatives collateral	82,763	—	—	—	—
Receivable for Fund shares sold	—	—	—	1,077,042	245,511
Receivable from Investment Manager	5,135	26,389	10,549	—	—
Deferred offering costs	—	—	42,019	—	—
Tax reclaims receivable	11,844	7,438	1,474	437,874	—
Dividends receivable from Affiliates	—	—	—	72,271	—
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 5)	97	12	13	1,519	1,709
Receivable for variation margin on futures contracts	—	—	—	—	—
Prepaid expenses and other assets	44,429	31,997	4,225	49,040	59,897
Total Assets	22,638,122	2,899,407	3,207,644	369,856,807	405,281,730
Liabilities:
Payable for investments purchased	36,025	—	—	1,223,337	2,680,000
Payable for Fund shares redeemed	46,753	—	—	1,014,115	533,163
Payable to custodian for cash overdraft	—	—	—	—	—
Payable for variation margin on futures contracts	7,557	—	—	—	—
Options written, at value	45,098	—	—	—	—
Investment management fees payable	—	—	—	295,507	166,561
Distribution fees payable	7	209	—	50,403	20,310
Servicing fees payable	18	201	2	52,614	20,916
Unrealized depreciation of forward foreign currency contracts	18,473	—	—	—	—
Due to Investment Manager	—	—	42,019	—	—
Trustees Deferred Compensation Plan payable (see Note 5)	97	12	13	1,519	1,709
Accrued expenses and other liabilities	37,407	41,905	25,030	297,799	176,533
Total Liabilities	191,435	42,327	67,064	2,935,294	3,599,192
Net Assets	$22,446,687	$2,857,080	$3,140,580	$366,921,513	$401,682,538

176	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

AllianzGI International Growth	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI Multi-Asset Real Return	AllianzGI NFJ Emerging Markets Value	AllianzGI NFJ Global Dividend Value	AllianzGI NFJ International Small-Cap Value

$2,781,787	$85,213,281	$40,324,222	$2,012,568	$9,096,641	$39,825,571	$18,200,055
369,163	26,810,565	1,310,184	2,664,869	—	—	643,139
—	7,946,000	—	369,000	184,000	553,000	—
62,608	965	—	428	64,370	90	89,068
2,299	251,595	—	12,015	148,654	173,260	375,576

—	—	—	—	20	—	—

2,363	174,498	3,504	4,803	40,304	229,277	71,094
—	1,151,046	2,379,571	99,678	33,356	—	14,665
—	—	171,382	—	—	—	—
—	—	—	130,917	—	—	—
—	906,313	4,339	—	500	47,475	82,555
11,929	—	—	20,211	23,973	—	17,466
44,956	—	—	—	—	—	—
1,076	85,088	—	25	6,004	7,479	14,156
—	8,783	4,839	—	—	—	—

14	447	186	27	38	169	76

—	—	—	8,725	—	—	—
2,533	51,108	26,468	32,803	28,329	43,735	70,931
3,278,728	122,599,689	44,224,695	5,356,069	9,626,189	40,880,056	19,578,781

—	1,282,491	869,666	—	114,343	—	—
—	34,698	119,981	—	—	29,605	17,624
—	—	47,524	—	—	—	—
—	—	—	6,625	—	—	—
—	—	—	—	—	—	—
—	84,083	33,497	—	—	927	—
—	1,302	—	71	41	4,049	970
2	3,218	1,465	60	373	4,647	1,297

—	143	—	—	66	—	—
44,956	—	—	—	—	—	—

14	447	186	27	38	169	76
28,314	213,039	56,111	47,710	45,680	56,441	46,715
73,286	1,619,421	1,128,430	54,493	160,541	95,838	66,682
$3,205,442	$120,980,268	$43,096,265	$5,301,576	$9,465,648	$40,784,218	$19,512,099

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	177

Statements of Assets and Liabilities (cont’d)

May 31, 2015 (Unaudited)

	AllianzGI Global Fundamental Strategy	AllianzGI Global Managed Volatility	AllianzGI Global Sustainability	AllianzGI Global Water	AllianzGI High Yield Bond
Net Assets Consist of:
Paid-in-capital	$21,603,592	$1,410,855	$3,020,000	$326,391,622	$410,662,832
Undistributed (dividends in excess of) net investment income	89,829	52,938	24,564	1,468,265	(2,797,803)
Accumulated net realized gain (loss)	434,832	1,140,339	(19,303)	(2,347,809)	(8,471,537)
Net unrealized appreciation (depreciation)	318,434	252,948	115,319	41,409,435	2,289,046
Net Assets	$22,446,687	$2,857,080	$3,140,580	$366,921,513	$401,682,538
Cost of Investments	$18,219,736	$2,485,726	$2,838,089	$297,324,202	$385,260,099
Cost of Investments in Affiliates	$423,912	$—	$45,856	$3,151,684	$—
Cost of Repurchase Agreements	$3,346,000	$—	$145,000	$25,507,000	$10,810,000
Cost of Foreign Currency	$21,791	$463	$—	$6	$—
Premiums Received for Options Written	$78,094	$—	$—	$—	$—
Net Assets:
Class A	$24,595	$202,838	$10,387	$140,175,003	$38,826,658
Class C	10,697	335,079	—	78,409,629	20,419,891
Class D	50,455	414,612	—	29,081,976	38,325,764
Class R	—	—	—	—	1,017,693
Class P	10,885	14,053	10,394	88,533,579	79,037,297
Institutional Class	22,350,055	1,890,498	3,119,799	30,721,326	187,304,109
Administrative Class	—	—	—	—	36,751,126
Shares Issued and Outstanding:
Class A	1,585	12,103	667	10,579,259	3,977,693
Class C	690	20,512	—	6,107,835	2,095,199
Class D	3,136	24,810	—	2,203,903	4,050,524
Class R	—	—	—	—	107,760
Class P	699	831	666	6,657,623	8,375,333
Institutional Class	1,434,374	111,838	200,000	2,339,790	19,792,307
Administrative Class	—	—	—	—	3,901,433
Net Asset Value and Redemption Price Per Share:*
Class A	$15.52	$16.76	$15.58	$13.25	$9.76
Class C	15.51	16.34	—	12.84	9.75
Class D	16.09	16.71	—	13.20	9.46
Class R	—	—	—	—	9.44
Class P	15.57	16.91	15.59	13.30	9.44
Institutional Class	15.58	16.90	15.60	13.13	9.46
Administrative Class	—	—	—	—	9.42

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

178	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

AllianzGI International Growth	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI Multi-Asset Real Return	AllianzGI NFJ Emerging Markets Value	AllianzGI NFJ Global Dividend Value	AllianzGI NFJ International Small-Cap Value

$3,011,056	$97,746,928	$32,766,337	$5,554,493	$9,313,638	$34,529,265	$17,317,825

22,074	425,128	(753,822)	(43)	56,658	426,400	161,879
(6,651)	3,616,518	(2,881,145)	(143,838)	(108,283)	1,815,419	618,689
178,963	19,191,694	13,964,895	(109,036)	203,635	4,013,134	1,413,706
$3,205,442	$120,980,268	$43,096,265	$5,301,576	$9,465,648	$40,784,218	$19,512,099
$2,631,440	$68,752,637	$26,983,596	$1,904,728	$8,891,834	$35,806,361	$16,772,325
$340,524	$24,064,060	$685,915	$2,880,055	$—	$—	$651,107
$—	$7,946,000	$—	$369,000	$184,000	$553,000	$—
$2,301	$251,519	$—	$12,280	$148,748	$177,426	$378,639
$—	$—	$—	$—	$—	$—	$—

$11,673	$10,241,358	$6,916,198	$144,597	$154,609	$12,645,770	$3,131,388
—	2,123,198	—	109,132	73,455	6,349,771	1,517,261
—	3,828,069	—	23,953	1,549,119	2,484,226	1,631,066
—	107,121	—	—	—	—	—
—	41,478,182	1,784,505	9,974	11,133	1,850,644	54,275
3,193,769	63,202,340	34,395,562	5,013,920	7,677,332	17,453,807	13,178,109
—	—	—	—	—	—	—

732	276,701	454,442	10,025	10,110	626,898	149,160
—	58,240	—	7,631	4,815	319,169	73,210
—	102,140	—	1,651	100,529	121,956	77,628
—	2,937	—	—	—	—	—
—	1,123,500	116,845	688	722	91,162	2,558
200,000	1,657,698	2,242,402	345,961	497,751	867,814	618,218
—	—	—	—	—	—	—

$15.96	$37.01	$15.22	$14.43	$15.29	$20.17	$20.99
—	36.46	—	14.30	15.25	19.89	20.72
—	37.48	—	14.50	15.41	20.37	21.01
—	36.48	—	—	—	—	—
—	36.92	15.27	14.50	15.41	20.30	21.22
15.97	38.13	15.34	14.49	15.42	20.11	21.32
—	—	—	—	—	—	—

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	179

Statements of Assets and Liabilities (cont’d)

May 31, 2015 (Unaudited)

	AllianzGI NFJ International Value II	AllianzGI Short Duration High Income	AllianzGI Structured Return	AllianzGI U.S. Equity Hedged
Assets:
Investments, at value	$46,758,421	$770,233,000	$30,283,124	$15,874,615
Investments in Affiliates, at value	833,395	—	—	—
Repurchase agreements, at value	2,464,000	55,837,000	2,553,000	381,000
Cash	552	—	25	569
Foreign currency, at value	44,148	—	—	—
Dividends and interest receivable (net of foreign withholding taxes)	221,295	13,949,628	—	—
Receivable for investments sold	54,707	4,625,968	291,290	45,059
Receivable for investments in Affiliates sold	—	—	—	—
Deposits with brokers for derivatives collateral	—	—	11,123	85,599
Receivable for Fund shares sold	—	15,505,488	142,750	—
Receivable from Investment Manager	—	—	1,257	8,727
Tax reclaims receivable	24,669	—	—	—
Dividends receivable from Affiliates	—	—	—	—
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 5)	211	3,136	118	72
Prepaid expenses and other assets	20,329	29,286	22,171	22,344
Total Assets	50,421,727	860,183,506	33,304,858	16,417,985
Liabilities:
Payable for investments purchased	119,221	27,685,642	203,822	305
Payable for Fund shares redeemed	72	865,972	39,409	196,767
Payable to custodian for cash overdraft	—	783,745	—	—
Options written, at value	—	—	1,304,350	48,080
Investment management fees payable	17,046	329,521	—	—
Distribution fees payable	112	19,148	808	136
Servicing fees payable	86	58,318	2,794	590
Trustees Deferred Compensation Plan payable (see Note 5)	211	3,136	118	72
Accrued expenses and other liabilities	47,119	327,461	66,540	59,146
Total Liabilities	183,867	30,072,943	1,617,841	305,096
Net Assets	$50,237,860	$830,110,563	$31,687,017	$16,112,889
Net Assets Consist of:
Paid-in-capital	$48,471,659	$843,481,027	$31,019,709	$15,722,002
Undistributed (dividends in excess of) net investment income	429,191	(6,275,037)	32,222	54,583
Accumulated net realized gain (loss)	(642,153)	(7,971,199)	(629,918)	419,429
Net unrealized appreciation (depreciation)	1,979,163	875,772	1,265,004	(83,125)
Net Assets	$50,237,860	$830,110,563	$31,687,017	$16,112,889
Cost of Investments	$44,546,085	$769,357,228	$29,208,319	$15,978,034
Cost of Investments in Affiliates	$1,062,239	$—	$—	$—
Cost of Repurchase Agreements	$2,464,000	$55,837,000	$2,553,000	$381,000
Cost of Foreign Currency	$44,149	$—	$—	$—
Premiums Received for Options Written	$—	$—	$1,494,549	$68,929

180	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

AllianzGI U.S. Small-Cap Growth	AllianzGI Ultra Micro Cap

$43,451,321	$99,102,754
678,262	1,313,829
1,108,000	1,248,000
154	964
—	—
12,767	8,439
447,981	1,465,207
—	312,526
—	—
20,328	3,766
—	—
—	—
—	7,180

171	458
43,524	25,621
45,762,508	103,488,744

238,687	922,422
13,719	120,916
—	—
—	—
17,213	139,978
428	—
922	10,243
171	458
45,809	100,471
316,949	1,294,488
$45,445,559	$102,194,256

$34,089,889	$71,984,884
(524,685)	(3,043,578)
1,897,984	2,347,797
9,982,371	30,905,153
$45,445,559	$102,194,256
$33,446,632	$68,726,047
$700,580	$785,383
$1,108,000	$1,248,000
$—	$—
$—	$—

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	181

Statements of Assets and Liabilities (cont’d)

May 31, 2015 (Unaudited)

	AllianzGI NFJ International Value II	AllianzGI Short Duration High Income	AllianzGI Structured Return	AllianzGI U.S. Equity Hedged
Net Assets:
Class A	$214,170	$157,389,965	$4,076,763	$1,515,386
Class C	173,140	90,785,237	1,367,076	281,911
Class D	14,424	30,100,813	8,244,089	358,314
Class R	—	—	—	—
Class P	587,151	240,006,136	128,866	12,717
Institutional Class	49,248,975	311,828,412	17,870,223	13,944,561
Shares Issued and Outstanding:
Class A	11,446	10,047,757	261,305	88,465
Class C	9,344	5,808,851	89,431	16,789
Class D	770	1,921,845	531,664	20,995
Class R	—	—	—	—
Class P	31,384	15,332,917	8,227	737
Institutional Class	2,626,087	19,894,762	1,140,834	810,855
Net Asset Value and Redemption Price Per Share:*
Class A	$18.71	$15.66	$15.60	$17.13
Class C	18.53	15.63	15.29	16.79
Class D	18.74	15.66	15.51	17.07
Class R	—	—	—	—
Class P	18.71	15.65	15.66	17.27
Institutional Class	18.75	15.67	15.66	17.20

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

182	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

AllianzGI U.S. Small-Cap Growth	AllianzGI Ultra Micro Cap

$3,561,871	$48,394,953
670,765	—
121,582	—
25,920	—
330,813	8,762,013
40,734,608	45,037,290

209,805	1,899,530
41,081	—
7,152	—
1,543	—
19,241	341,862
2,357,648	1,753,704

$16.98	$25.48
16.33	—
17.00	—
16.79	—
17.19	25.63
17.28	25.68

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	183

Statements of Operations

Six Months ended May 31, 2015 (Unaudited)

	AllianzGI Retirement 2015	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035
Investment Income:
Dividends from investments in Affiliates	$688,690	$1,192,712	$1,271,832	$1,293,352	$1,051,897
Dividends	48,299	102,450	108,150	120,067	100,575
Interest	—	—	—	—	—
Contribution from Investment Manager (see Note 6)	—	—	—	—	—
Total Investment Income	736,989	1,295,162	1,379,982	1,413,419	1,152,472
Expenses:
Investment management	8,785	16,163	16,984	16,662	13,536
Administration	29,973	72,308	72,412	65,991	54,879
Distribution — Class B	—	—	—	—	—
Distribution — Class C	3,710	1,528	—	2,497	—
Distribution — Class R	293	1,324	1,421	1,835	1,827
Administrative servicing — Class P	—	—	—	—	—
Servicing — Class A	14,583	41,999	38,847	30,819	24,968
Servicing — Class B	—	—	—	—	—
Servicing — Class C	1,237	509	—	832	—
Servicing — Class D	91	326	—	748	—
Servicing — Class R	293	1,323	1,421	1,835	1,827
Distribution and/or servicing — Administrative Class	1,142	3,814	4,173	4,070	3,655
Sub-transfer agent — Class A	—	—	—	—	—
Sub-transfer agent — Class B	—	—	—	—	—
Sub-transfer agent — Class C	—	—	—	—	—
Sub-transfer agent — Class D	—	—	—	—	—
Sub-transfer agent — Class R	—	—	—	—	—
Sub-transfer agent — Institutional Class	—	—	—	—	—
Excise tax	7,145	10,242	11,945	10,653	7,389
Trustees	—	—	—	—	—
Custodian and accounting agent	—	—	—	—	—
Shareholder communications	—	—	—	—	—
Transfer agent	—	—	—	—	—
Legal	—	—	—	—	—
Insurance	—	—	—	—	—
Audit and tax services	—	—	—	—	—
Registration	—	—	—	—	—
Proxy	—	—	—	—	—
Miscellaneous	—	—	—	—	—
Total Expenses	67,252	149,536	147,203	135,942	108,081
Less: Fee Waiver/Reimbursement from Investment Manager	(9,790)	(23,387)	(29,031)	(32,562)	(31,569)
Net Expenses	57,462	126,149	118,172	103,380	76,512
Net Investment Income	679,527	1,169,013	1,261,810	1,310,039	1,075,960

184	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2040	AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Global Dynamic Allocation

$813,908	$523,857	$404,014	$138,273	$525,997	$3,972,047	$128,331
90,847	53,287	45,552	16,466	37,499	236,511	8,450
—	—	—	—	—	307	4,611
—	208	1,836	741	—	—	—
904,755	577,352	451,402	155,480	563,496	4,208,865	141,392

10,799	6,552	5,335	1,994	6,764	812,983	27,250
41,396	25,828	16,841	4,533	24,667	—	—
—	—	—	—	—	4,888	—
878	—	543	—	14,128	223,120	4,945
1,539	590	791	212	274	22	188
—	—	—	—	—	1,037	21
20,022	13,078	6,228	1,527	8,074	76,979	1,291
—	—	—	—	—	1,629	—
293	—	181	—	4,709	74,373	1,648
301	—	289	—	1,236	2,827	147
1,539	590	791	212	274	22	188
1,717	734	802	251	547	31	33
—	—	—	—	—	15,561	419
—	—	—	—	—	624	—
—	—	—	—	—	13,702	320
—	—	—	—	—	590	90
—	—	—	—	—	—	116
—	—	—	—	—	26,108	—
1,191	2,263	1,125	49	4,512	13,234	—
—	—	—	—	—	12,305	368
—	—	—	—	—	26,550	32,686
—	—	—	—	—	17,860	6,531
—	—	—	—	—	32,764	5,330
—	—	—	—	—	17,411	9,718
—	—	—	—	—	5,063	2,602
—	—	—	—	—	19,609	14,881
—	—	—	—	—	27,003	27,278
—	—	—	—	—	3,433	83
—	—	—	—	—	1,921	1,719
79,675	49,635	32,926	8,778	65,185	1,431,649	137,852
(27,504)	(19,401)	(16,732)	(5,043)	(11,840)	(796,991)	(119,462)
52,171	30,234	16,194	3,735	53,345	634,658	18,390
852,584	547,118	435,208	151,745	510,151	3,574,207	123,002

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	185

Statements of Operations (cont’d)

Six Months ended May 31, 2015 (Unaudited)

	AllianzGI Retirement 2015	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$70,951	$115,100	$152,102	$150,178	$143,254
Investments in Affiliates	(109,238)	(909,294)	(819,457)	(606,173)	(465,716)
Futures contracts	—	—	—	—	—
Foreign currency transactions	—	—	—	—	—
Net capital gain distributions received from underlying Affiliated funds	320,555	635,045	801,325	859,427	805,631
Net capital gain distributions received from underlying funds	14,853	39,137	41,097	45,920	36,717
Net change in unrealized appreciation/depreciation of:
Investments	(105,872)	(283,594)	(339,532)	(376,396)	(341,375)
Investments in Affiliates	(616,092)	(587,879)	(673,883)	(885,951)	(676,635)
Futures contracts	—	—	—	—	—
Foreign currency transactions	—	—	—	—	—
Net realized and change in unrealized gain (loss)	(424,843)	(991,485)	(838,348)	(812,995)	(498,124)
Net Increase in Net Assets Resulting from Investment Operations	$254,684	$177,528	$423,462	$497,044	$577,836

186	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2040	AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Global Dynamic Allocation

$99,646	$45,954	$47,563	$24,228	$124,449	$359,249	$(55,552)
(7,170)	(56,437)	250,614	73,622	127,069	10,298,227	376,778
—	—	—	—	—	(350,871)	5,706
—	—	—	—	—	180,537	(528)
819,485	574,789	480,844	182,847	246,383	3,588,230	129,988
37,833	21,659	19,630	7,145	9,639	33,217	3,849

(302,785)	(160,272)	(151,392)	(60,595)	(146,846)	(1,309,062)	46,762
(958,533)	(475,633)	(686,786)	(229,053)	(707,953)	(12,194,328)	(522,454)
—	—	—	—	—	352,941	36,575
—	—	—	—	—	11,187	(4,305)
(311,524)	(49,940)	(39,527)	(1,806)	(347,259)	969,327	16,819
$541,060	$497,178	$395,681	$149,939	$162,892	$4,543,534	$139,821

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	187

Statements of Operations (cont’d)

Six Months ended May 31, 2015 (Unaudited)

	AllianzGI Global Megatrends (1)	AllianzGI Behavioral Advantage Large Cap	AllianzGI Best Styles Emerging Markets Equity (2)	AllianzGI Best Styles Global Equity	AllianzGI Best Styles International Equity (2)
Investment Income:
Interest	$—	$—	$—	$—	$—
Dividends, net of foreign withholding taxes*	—	602,171	61,922	1,313,183	681,385
Dividends from investments in Affiliates	—	—	387	19,772	2,603
Contribution from Investment Manager (see Note 6)	1,120	—	—	—	—
Miscellaneous	—	4	—	24	211
Total Investment Income	1,120	602,175	62,309	1,332,979	684,199
Expenses:
Investment management	—	127,927	10,481	139,652	43,601
Distribution — Class C	—	3,235	—	—	—
Distribution — Class R	—	—	—	—	—
Administrative servicing — Class P	—	58	—	—	—
Servicing — Class A	8	13,154	—	88	—
Servicing — Class C	—	1,078	—	—	—
Servicing — Class D	—	2,443	—	—	—
Servicing — Class R	—	—	—	—	—
Distribution and/or servicing — Administrative Class	—	—	—	—	—
Sub-transfer agent — Class A	—	327	—	68	—
Sub-transfer agent — Class C	—	116	—	—	—
Sub-transfer agent — Class D	—	5,917	—	—	—
Sub-transfer agent — Class R	—	—	—	—	—
Sub-transfer agent — Institutional Class	—	106	—	—	—
Sub-transfer agent — Administrative Class	—	—	—	—	—
Legal	2,745	8,020	5,350	9,787	5,359
Trustees	309	4,382	368	2,115	777
Audit and tax services	10,244	13,871	16,022	16,576	16,022
Registration	1,833	14,783	5,780	28,107	5,081
Custodian and accounting agent	15,600	47,669	57,574	137,363	86,446
Shareholder communications	1,445	6,673	5,271	15,913	6,106
Transfer agent	716	6,676	2,587	2,537	2,594
Organizational	6,729	—	1,866	—	1,920
Offering	26,388	—	35,703	467	35,181
Excise tax	—	—	—	—	—
Insurance	—	3,577	—	3,078	—
Proxy	—	460	—	165	—
Miscellaneous	1,384	1,902	1,134	1,575	1,519
Total Expenses	67,401	262,374	142,136	357,491	204,606
Less: Fee Waiver/Reimbursement from Investment Manager	(67,397)	(65,336)	(126,399)	(169,743)	(139,162)
Net Expenses	4	197,038	15,737	187,748	65,444
Net Investment Income (Loss)	1,116	405,137	46,572	1,145,231	618,755

188	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Best Styles U.S. Equity (3)	AllianzGI China Equity	AllianzGI Convertible	AllianzGI Emerging Markets Consumer (3)	AllianzGI Emerging Markets Debt	AllianzGI Emerging Markets Small-Cap (3)	AllianzGI Europe Equity Dividend (1)

$—	$—	$16,153,560	$—	$748,728	$—	$—
550,455	47,289	9,287,712	80,134	—	51,825	52,352
9,525	—	—	—	—	—	20,494
—	—	—	—	—	—	—
—	—	16,325	—	1,206	—	—
559,980	47,289	25,457,597	80,134	749,934	51,825	72,846

84,987	35,259	7,189,058	51,094	111,159	23,911	8,103
—	126	449,294	—	36	—	100
—	—	1,965	—	—	—	—
—	—	100,725	—	—	—	—
—	1,391	597,803	15	13	19	8
—	42	149,765	—	13	—	33
—	691	90,151	—	—	—	—
—	—	1,965	—	—	—	—
—	—	3,371	—	—	—	—
—	110	152,295	—	—	—	—
—	—	46,039	—	—	—	—
—	5,979	71,688	—	—	—	—
—	—	1,164	—	—	—	—
—	16	97,239	—	—	—	—
—	—	299	—	—	—	—
6,279	6,453	104,112	4,969	10,163	4,976	3,920
1,589	285	144,987	455	1,630	448	235
14,389	13,646	35,146	16,570	20,548	15,690	10,766
5,012	18,102	58,396	3,981	7,434	4,181	3,514
45,643	52,312	136,828	39,691	44,528	42,473	31,537
6,245	5,648	72,025	5,433	6,975	6,070	1,747
2,896	3,102	65,995	1,982	3,128	2,890	2,157
2,177	—	—	3,643	—	3,134	10,007
38,775	—	—	28,725	88,210	29,071	29,723
—	—	—	—	488	—	—
—	2,558	30,063	—	—	—	—
—	112	47,316	—	149	—	—
1,738	2,442	13,438	2,580	8,365	1,674	1,568
209,730	148,274	9,661,127	159,138	302,839	134,537	103,418
(96,340)	(99,229)	—	(92,696)	(156,462)	(104,623)	(93,649)
113,390	49,045	9,661,127	66,442	146,377	29,914	9,769
446,590	(1,756)	15,796,470	13,692	603,557	21,911	63,077

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	189

Statements of Operations (cont’d)

Six Months ended May 31, 2015 (Unaudited)

	AllianzGI Global Megatrends (1)	AllianzGI Behavioral Advantage Large Cap	AllianzGI Best Styles Emerging Markets Equity (2)	AllianzGI Best Styles Global Equity	AllianzGI Best Styles International Equity (2)
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$—	$10,471,101	$111,243	$(85,975)	$362,233
Investments in Affiliates	—	—	3,571	(9,974)	—
Futures contracts	—	—	22,957	(87,306)	—
Swaps	—	—	—	—	—
Foreign currency transactions	—	—	(8,709)	(58,270)	(73,228)
Net change in unrealized appreciation/depreciation of:
Investments	—	(8,801,756)	86,658	4,820,050	1,434,851
Investments in Affiliates	213,015	—	2,321	37,125	7,050
Futures contracts	—	—	—	2,139	—
Swaps	—	—	—	—	—
Foreign currency transactions	—	—	(198)	(2,435)	(4,379)
Net realized and change in unrealized gain (loss)	213,015	1,669,345	217,843	4,615,354	1,726,527
Net Increase in Net Assets Resulting from Investment Operations	$214,131	$2,074,482	$264,415	$5,760,585	$2,345,282
* Foreign withholding taxes	$—	$11	$7,950	$91,229	$74,008

(1)	Commencement of operations, February 2, 2015.
(2)	Commencement of operations, December 9, 2014.
(3)	Commencement of operations, December 1, 2014.

190	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Best Styles U.S. Equity (3)	AllianzGI China Equity	AllianzGI Convertible	AllianzGI Emerging Markets Consumer (3)	AllianzGI Emerging Markets Debt	AllianzGI Emerging Markets Small-Cap (3)	AllianzGI Europe Equity Dividend (1)

$56,980	$(30,088)	$153,449,636	$31,158	$(388,892)	$107,035	$(9,029)
28,018	196,737	—	—	—	—	2,547
163,671	—	—	—	—	—	—
—	—	—	—	778	—	—
(8,833)	(288)	—	463	31,477	(8,535)	(10,100)

515,346	951,719	(29,004,877)	337,963	(114,987)	440,142	51,928
31,777	281,158	—	—	—	—	52,000
10,228	—	—	—	—	—	—
—	—	—	—	100,673	—	—
(14)	(19)	—	(14)	(19,002)	(158)	(91,825)
797,173	1,399,219	124,444,759	369,570	(389,953)	538,484	(4,479)
$1,243,763	$1,397,463	$140,241,229	$383,262	$213,604	$560,395	$58,598
$3,864	$1,023	$—	$9,511	$—	$5,750	$7,814

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	191

Statements of Operations (cont’d)

Six Months ended May 31, 2015 (Unaudited)

	AllianzGI Global Fundamental Strategy	AllianzGI Global Managed Volatility	AllianzGI Global Sustainability (1)	AllianzGI Global Water	AllianzGI High Yield Bond
Investment Income:
Interest, net of foreign withholding taxes*	$167,477	$—	$—	$—	$13,600,364
Dividends, net of foreign withholding taxes*	167,288	131,689	38,239	4,112,983	—
Dividends from investments in Affiliates	14,463	—	—	113,493	—
Miscellaneous	—	—	—	—	10,615
Total Investment Income	349,228	131,689	38,239	4,226,476	13,610,979
Expenses:
Investment management	83,059	14,140	11,502	1,656,748	944,391
Distribution — Class C	40	1,065	—	287,312	80,217
Distribution — Class R	—	—	—	—	2,826
Administrative servicing — Class P	—	—	—	42,641	38,036
Servicing — Class A	21	248	12	170,030	49,820
Servicing — Class C	13	355	—	95,771	26,739
Servicing — Class D	67	458	—	30,553	45,565
Servicing — Class R	—	—	—	—	2,826
Distribution and/or servicing — Administrative Class	—	—	—	—	43,935
Sub-transfer agent — Class A	—	75	—	54,884	12,334
Sub-transfer agent — Class C	—	37	—	42,110	5,704
Sub-transfer agent — Class D	1,045	104	—	15,200	22,676
Sub-transfer agent — Class R	—	—	—	—	1,156
Sub-transfer agent — Institutional Class	65	—	—	4,215	9,235
Sub-transfer agent — Administrative Class	—	—	—	—	6,385
Legal	5,986	5,875	4,867	24,605	15,887
Trustees	1,218	825	228	18,540	23,100
Audit and tax services	16,773	16,948	16,022	23,736	25,064
Registration	15,236	23,886	5,833	31,798	26,743
Custodian and accounting agent	46,521	77,248	34,817	87,103	46,174
Shareholder communications	4,459	6,657	4,093	26,916	30,132
Transfer agent	3,032	3,717	2,624	19,431	22,137
Organizational	—	—	2,040	—	—
Offering	—	—	37,859	—	—
Recoupment	—	—	—	939	12,521
Insurance	2,845	2,756	—	6,440	8,183
Proxy	118	98	—	12,475	10,309
Miscellaneous	2,171	2,646	1,196	3,206	4,595
Total Expenses	182,669	157,138	121,093	2,654,653	1,516,690
Less: Fee Waiver/Reimbursement from Investment Manager	(71,657)	(133,367)	(107,418)	—	—
Net Expenses	111,012	23,771	13,675	2,654,653	1,516,690
Net Investment Income (Loss)	238,216	107,918	24,564	1,571,823	12,094,289

192	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

AllianzGI International Growth (2)	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI Multi-Asset Real Return	AllianzGI NFJ Emerging Markets Value	AllianzGI NFJ Global Dividend Value	AllianzGI NFJ International Small-Cap Value

$—	$—	$—	$—	$—	$—	$—
26,377	743,831	38,301	29,045	188,727	916,206	300,362
5,412	275,739	10,068	3,045	—	—	22,111
—	—	—	—	—	—	—
31,789	1,019,570	48,369	32,090	188,727	916,206	322,473

8,173	500,537	257,904	22,671	44,588	192,015	77,833
—	5,068	—	448	245	22,090	5,141
—	104	—	—	—	—	—
—	—	1,114	—	—	907	20
9	8,169	6,774	179	167	15,058	3,392
—	1,689	—	149	82	7,363	1,714
—	2,737	—	30	1,621	4,454	1,758
—	104	—	—	—	—	—
—	—	—	—	—	—	—
—	570	1,878	32	—	1,725	847
—	144	—	22	—	1,746	482
—	100	—	5,527	4,665	623	5,607
—	44	—	—	—	—	—
—	6,782	19,155	93	716	1,259	557
—	—	—	—	—	—	—
3,920	7,051	5,197	9,295	4,864	6,706	4,074
231	5,074	2,316	336	514	3,550	1,048
10,766	18,479	17,281	15,520	18,522	16,739	14,664
3,011	22,353	14,552	24,453	23,698	18,270	18,281
30,924	100,679	33,714	44,232	107,966	60,979	88,451
1,742	7,018	6,136	5,881	5,888	7,154	5,605
2,157	9,770	5,539	2,694	3,404	8,524	4,354
4,623	—	—	—	—	—	—
21,475	—	—	—	—	—	—
—	—	—	—	—	—	—
—	3,924	3,138	2,605	2,680	3,575	2,915
—	937	560	40	81	765	310
1,441	3,469	1,992	2,506	2,001	2,735	2,384
88,472	704,802	377,250	136,713	221,702	376,237	239,437
(78,757)	(69,913)	(57,356)	(117,726)	(161,438)	(95,448)	(128,591)
9,715	634,889	319,894	18,987	60,264	280,789	110,846
22,074	384,681	(271,525)	13,103	128,463	635,417	211,627

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	193

Statements of Operations (cont’d)

Six Months ended May 31, 2015 (Unaudited)

	AllianzGI Global Fundamental Strategy	AllianzGI Global Managed Volatility	AllianzGI Global Sustainability (1)	AllianzGI Global Water	AllianzGI High Yield Bond
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$269,074	$1,108,947	$(13,855)	$7,185,905	$(3,283,373)
Investments in Affiliates	7,108	—	(113)	(1,236,796)	—
Futures contracts	(47,374)	—	—	—	—
Options written	6,830	—	—	—	—
Foreign currency transactions	318,988	(8,328)	(5,335)	(200,340)	—
Net capital gain distributions received from underlying Affiliated funds	—	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	(674,905)	(1,058,848)	114,695	7,620,377	339,784
Investments in Affiliates	57,689	—	681	543,429	—
Futures contracts	21,187	—	—	—	—
Options written	36,589	—	—	—	—
Foreign currency transactions	(13,170)	1,613	(57)	(10,275)	—
Net realized and change in unrealized gain (loss)	(17,984)	43,384	96,016	13,902,300	(2,943,589)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$220,232	$151,302	$120,580	$15,474,123	$9,150,700
* Foreign withholding taxes	$18,875	$3,545	$2,479	$381,852	$—

(1)	Commencement of operations, December 9, 2014.
(2)	Commencement of operations, February 2, 2015.

194	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

AllianzGI International Growth (2)	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI Multi-Asset Real Return	AllianzGI NFJ Emerging Markets Value	AllianzGI NFJ Global Dividend Value	AllianzGI NFJ International Small-Cap Value

$(37)	$3,821,284	$1,586,548	$(41,706)	$(81,707)	$693,431	$625,627
—	136,804	76,131	(19,369)	—	—	(30,514)
—	—	—	15,569	—	—	—
—	—	—	—	—	—	—
(6,614)	(55,276)	—	(982)	(9,728)	(46,356)	22,525
—	—	—	3,520	—	—	—

150,347	8,125,617	2,584,959	36,649	271,431	(1,335,827)	801,180
28,639	1,708,749	324,849	(95,651)	—	—	(9,082)
—	—	—	1,934	—	—	—
—	—	—	—	—	—	—
(23)	3,626	—	(157)	(875)	963	4,823
172,312	13,740,804	4,572,487	(100,193)	179,121	(687,789)	1,414,559
$194,386	$14,125,485	$4,300,962	$(87,090)	$307,584	$(52,372)	$1,626,186
$2,986	$111,682	$—	$1,023	$19,858	$63,917	$25,345

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	195

Statements of Operations (cont’d)

Six Months ended May 31, 2015 (Unaudited)

	AllianzGI NFJ International Value II	AllianzGI Short Duration High Income	AllianzGI Structured Return	AllianzGI U.S. Equity Hedged
Investment Income:
Interest	$—	$19,147,692	$—	$—
Dividends, net of foreign withholding taxes*	824,974	—	245,732	151,063
Dividends from investments in Affiliates	14,080	—	—	—
Miscellaneous	—	166,039	—	6
Total Investment Income	839,054	19,313,731	245,732	151,069
Expenses:
Investment management	178,447	1,736,294	80,203	56,020
Distribution — Class C	534	110,386	1,730	693
Distribution — Class R	—	—	—	—
Administrative servicing — Class P	213	110,813	—	—
Servicing — Class A	218	188,870	3,994	1,864
Servicing — Class C	178	110,386	577	231
Servicing — Class D	17	35,848	8,343	1,426
Servicing — Class R	—	—	—	—
Sub-transfer agent — Class A	38	41,008	1,681	405
Sub-transfer agent — Class C	16	21,346	35	72
Sub-transfer agent — Class D	—	22,335	2,733	5,658
Sub-transfer agent — Class R	—	—	—	—
Sub-transfer agent — Institutional Class	47	13,800	503	352
Legal	2,105	22,757	11,379	6,823
Trustees	2,206	40,515	1,292	774
Audit and tax services	18,023	18,269	16,762	14,602
Registration	32,252	39,219	33,632	31,189
Custodian and accounting agent	60,170	59,776	54,310	55,410
Shareholder communications	5,969	35,622	7,357	6,034
Transfer agent	3,592	44,131	2,718	2,774
Excise tax	1,145	—	360	1,440
Recoupment	—	36,827	—	—
Insurance	3,080	10,779	2,779	2,637
Proxy	180	15,338	384	94
Miscellaneous	2,635	3,798	2,860	2,851
Total Expenses	311,065	2,718,117	233,632	191,349
Less: Fee Waiver/Reimbursement from Investment Manager	(96,647)	(26,068)	(97,877)	(105,554)
Net Expenses	214,418	2,692,049	135,755	85,795
Net Investment Income (Loss)	624,636	16,621,682	109,977	65,274

196	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

AllianzGI U.S. Small-Cap Growth	AllianzGI Ultra Micro Cap

$—	$—
119,593	187,836
1,840	17,552
—	—
121,433	205,388

176,530	800,932
2,443	—
34	—
117	4,651
4,263	62,567
814	—
151	—
34	—
169	32,273
124	—
12	—
6	—
3,212	11,808
6,928	6,973
2,092	6,465
13,905	17,281
27,828	14,402
40,999	34,368
8,425	12,733
7,457	9,706
—	—
—	57,807
3,084	4,155
271	3,525
2,464	2,213
301,362	1,081,859
(65,755)	—
235,607	1,081,859
(114,174)	(876,471)

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	197

Statements of Operations (cont’d)

Six Months ended May 31, 2015 (Unaudited)

	AllianzGI NFJ International Value II	AllianzGI Short Duration High Income	AllianzGI Structured Return	AllianzGI U.S. Equity Hedged
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(679,984)	$(3,196,035)	$(946,297)	$2,146,278
Investments in Affiliates	—	—	—	—
Options written	—	—	1,006,919	182,675
Foreign currency transactions	(14,203)	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	2,727,733	9,188,711	569,070	(2,312,277)
Investments in Affiliates	(228,080)	—	—	—
Options written	—	—	260,316	18,587
Foreign currency transactions	36	—	—	—
Net realized and change in unrealized gain	1,805,502	5,992,676	890,008	35,263
Net Increase in Net Assets Resulting from Investment Operations	$2,430,138	$22,614,358	$999,985	$100,537
* Foreign withholding taxes	$85,948	$—	$—	$—

198	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

AllianzGI U.S. Small-Cap Growth	AllianzGI Ultra Micro Cap

$2,269,681	$3,609,749
(109,087)	374,257
—	—
—	—

654,089	4,767,769
(205,807)	528,446
—	—
—	—
2,608,876	9,280,221
$2,494,702	$8,403,750
$733	$—

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	199

Statements of Changes in Net Assets

	AllianzGI Retirement 2015		AllianzGI Retirement 2020

	Six months ended May 31, 2015 (Unaudited)	Year ended November 30, 2014	Six months ended May 31, 2015 (Unaudited)	Year ended November 30, 2014
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$679,527	$692,615	$1,169,013	$1,176,208
Net realized gain (loss)	297,121	739,814	(120,012)	675,957
Net change in unrealized appreciation/depreciation	(721,964)	(194,407)	(871,473)	93,961
Net increase in net assets resulting from investment operations	254,684	1,238,022	177,528	1,946,126
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(335,648)	(202,351)	(975,546)	(376,596)
Class C	(18,133)	(14,041)	(8,972)	(4,276)
Class D	(1,671)	(2,326)	(6,522)	(5,007)
Class R	(4,383)	(1,465)	(25,688)	(14,740)
Class P	(170,923)	(84,782)	(470,625)	(154,714)
Class R6	(410,232)	(178,596)	(174,103)	(160,647)
Administrative Class	(83,769)	(73,602)	(209,026)	(138,300)
Net realized capital gains:
Class A	(135,070)	—	(106,444)	—
Class C	(11,810)	—	(1,385)	—
Class D	(829)	—	(796)	—
Class R	(2,103)	—	(3,288)	—
Class P	(62,912)	—	(47,542)	—
Class R6	(147,028)	—	(17,182)	—
Administrative Class	(34,472)	—	(23,125)	—
Total dividends and distributions to shareholders	(1,418,983)	(557,163)	(2,070,244)	(854,280)
Fund Share Transactions:
Net proceeds from the sale of shares	9,712,185	29,495,264	16,618,663	39,564,146
Issued in reinvestment of dividends and distributions	1,417,374	556,499	2,069,603	854,232
Cost of shares redeemed	(15,833,918)	(18,462,269)	(15,460,311)	(12,114,831)
Net increase (decrease) from Fund share transactions	(4,704,359)	11,589,494	3,227,955	28,303,547
Total increase (decrease) in net assets	(5,868,658)	12,270,353	1,335,239	29,395,393
Net Assets:
Beginning of period	34,279,314	22,008,961	62,586,863	33,191,470
End of period*	$28,410,656	$34,279,314	$63,922,102	$62,586,863
* Including undistributed net investment income of:	$281,961	$627,193	$360,365	$1,061,834

200	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2025		AllianzGI Retirement 2030		AllianzGI Retirement 2035

Six months ended May 31, 2015 (Unaudited)	Year ended November 30, 2014	Six months ended May 31, 2015 (Unaudited)	Year ended November 30, 2014	Six months ended May 31, 2015 (Unaudited)	Year ended November 30, 2014

$1,261,810	$1,286,786	$1,310,039	$1,406,560	$1,075,960	$1,097,824
175,067	434,739	449,352	1,199,068	519,886	910,969
(1,013,415)	622,984	(1,262,347)	(86,428)	(1,018,010)	179,591
423,462	2,344,509	497,044	2,519,200	577,836	2,188,384

(914,877)	(426,739)	(832,150)	(428,196)	(688,726)	(300,338)
—	—	(15,900)	(10,033)	—	—
—	—	(19,313)	(13,222)	—	—
(24,873)	(18,248)	(39,434)	(21,599)	(32,992)	(16,445)
(545,013)	(80,183)	(652,591)	(184,881)	(607,188)	(113,126)
(172,571)	(108,975)	(313,706)	(258,616)	(133,916)	(137,282)
(348,778)	(200,811)	(314,079)	(200,325)	(388,586)	(224,389)

—	—	(290,155)	—	(173,568)	—
—	—	(7,640)	—	—	—
—	—	(7,109)	—	—	—
—	—	(15,563)	—	(9,405)	—
—	—	(210,887)	—	(143,165)	—
—	—	(99,015)	—	(30,957)	—
—	—	(108,740)	—	(98,543)	—
(2,006,112)	(834,956)	(2,926,282)	(1,116,872)	(2,307,046)	(791,580)

20,669,619	41,120,713	20,405,106	38,677,395	19,050,452	29,581,674
1,997,280	829,680	2,910,216	1,113,004	2,300,803	788,966
(17,366,992)	(12,163,443)	(17,822,455)	(17,086,760)	(18,428,496)	(7,595,095)
5,299,907	29,786,950	5,492,867	22,703,639	2,922,759	22,775,545
3,717,257	31,296,503	3,063,629	24,105,967	1,193,549	24,172,349

65,107,535	33,811,032	64,305,460	40,199,493	53,682,044	29,509,695
$68,824,792	$65,107,535	$67,369,089	$64,305,460	$54,875,593	$53,682,044
$409,870	$1,154,172	$324,978	$1,202,112	$152,555	$928,003

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	201

Statements of Changes in Net Assets (cont’d)

	AllianzGI Retirement 2040		AllianzGI Retirement 2045

	Six months ended May 31, 2015 (Unaudited)	Year ended November 30, 2014	Six months ended May 31, 2015 (Unaudited)	Year ended November 30, 2014
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$852,584	$955,485	$547,118	$517,862
Net realized gain	949,794	1,285,907	585,965	526,086
Net change in unrealized appreciation/depreciation	(1,261,318)	(213,031)	(635,905)	187,541
Net increase in net assets resulting from investment operations	541,060	2,028,361	497,178	1,231,489
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(634,069)	(299,358)	(383,760)	(181,709)
Class C	(6,919)	(4,849)	—	—
Class D	(7,206)	(4,271)	—	—
Class R	(45,420)	(22,265)	(15,841)	(6,954)
Class P	(448,321)	(113,845)	(378,055)	(56,921)
Class R6	(349,785)	(262,190)	(199,794)	(115,794)
Administrative Class	(197,536)	(116,327)	(67,503)	(36,633)
Net realized capital gains:
Class A	(396,764)	(10,167)	(129,553)	(14,940)
Class C	(6,074)	(190)	—	—
Class D	(4,720)	(119)	—	—
Class R	(31,620)	(827)	(5,852)	(658)
Class P	(262,971)	(7,225)	(119,406)	(13,700)
Class R6	(201,138)	(4,534)	(62,179)	(8,805)
Administrative Class	(123,496)	(3,144)	(22,696)	(2,638)
Total dividends and distributions to shareholders	(2,716,039)	(849,311)	(1,384,639)	(438,752)
Fund Share Transactions:
Net proceeds from the sale of shares	12,197,171	27,176,932	5,226,675	15,099,268
Issued in reinvestment of dividends and distributions	2,705,665	847,385	1,383,981	438,561
Cost of shares redeemed	(12,393,967)	(12,583,051)	(7,960,308)	(2,852,267)
Net increase (decrease) from Fund share transactions	2,508,869	15,441,266	(1,349,652)	12,685,562
Total increase (decrease) in net assets	333,890	16,620,316	(2,237,113)	13,478,299
Net Assets:
Beginning of period	43,543,217	26,922,901	26,562,354	13,084,055
End of period*	$43,877,107	$43,543,217	$24,325,241	$26,562,354
* Including undistributed (dividends in excess of) net investment income of:	$(68,088)	$768,584	$(65,598)	$432,237

202	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2050		AllianzGI Retirement 2055		AllianzGI Retirement Income

Six months ended May 31, 2015 (Unaudited)	Year ended November 30, 2014	Six months ended May 31, 2015 (Unaudited)	Year ended November 30, 2014	Six months ended May 31, 2015 (Unaudited)	Year ended November 30, 2014

$435,208	$439,654	$151,745	$156,879	$510,151	$677,809
798,651	746,452	287,842	245,428	507,540	855,090
(838,178)	(183,686)	(289,648)	(84,342)	(854,799)	(257,664)
395,681	1,002,420	149,939	317,965	162,892	1,275,235

(192,203)	(68,062)	(45,481)	(13,942)	(154,777)	(99,066)
(4,538)	(2,510)	—	—	(81,258)	(45,087)
(8,207)	(8,335)	—	—	(23,678)	(16,960)
(21,154)	(10,670)	(5,539)	(1,668)	(4,750)	(2,510)
(271,151)	(37,456)	(45,785)	(6,547)	(145,959)	(151,273)
(324,615)	(245,688)	(213,835)	(118,426)	(234,719)	(215,784)
(47,447)	(30,843)	(15,068)	(5,836)	(35,871)	(37,092)

(129,289)	(25,014)	(24,465)	(7,419)	(150,834)	—
(3,775)	(823)	—	—	(95,583)	—
(6,029)	(1,745)	—	—	(23,950)	—
(15,822)	(3,662)	(3,224)	(1,123)	(5,023)	—
(172,288)	(33,116)	(23,661)	(9,316)	(125,434)	—
(204,365)	(51,300)	(109,285)	(51,679)	(215,863)	—
(32,173)	(6,978)	(8,161)	(3,149)	(47,564)	—
(1,433,056)	(526,202)	(494,504)	(219,105)	(1,345,263)	(567,772)

6,448,896	12,294,801	1,454,059	2,861,581	4,535,768	13,555,798
1,430,821	525,997	493,806	219,099	1,344,896	567,659
(7,530,323)	(5,298,045)	(1,006,550)	(349,327)	(9,018,947)	(11,773,274)
349,394	7,522,753	941,315	2,731,353	(3,138,283)	2,350,183
(687,981)	7,998,971	596,750	2,830,213	(4,320,654)	3,057,646

21,487,928	13,488,957	7,885,729	5,055,516	29,380,593	26,322,947
$20,799,947	$21,487,928	$8,482,479	$7,885,729	$25,059,939	$29,380,593
$(80,847)	$353,260	$(43,389)	$130,574	$27,443	$198,304

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	203

Statements of Changes in Net Assets (cont’d)

	AllianzGI Global Allocation		AllianzGI Global Dynamic Allocation

	Six months ended May 31, 2015 (Unaudited)	Year ended November 30, 2014	Six months ended May 31, 2015 (Unaudited)	Year ended November 30, 2014
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$3,574,207	$4,997,925	$123,002	$124,498
Net realized gain	14,108,589	11,590,534	460,241	609,442
Net change in unrealized appreciation/depreciation	(13,139,262)	(7,044,237)	(443,422)	(515,792)
Net increase in net assets resulting from investment operations	4,543,534	9,544,222	139,821	218,148
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(1,957,987)	(1,515,468)	(37,530)	(36,024)
Class B	(40,110)	(31,583)	—	—
Class C	(1,641,882)	(941,983)	(40,272)	(26,791)
Class D	(71,006)	(34,957)	(4,316)	(10,657)
Class R	(530)	(351)	(5,287)	(3,112)
Class P	(64,231)	(48,927)	(1,681)	(1,171)
Institutional Class	(2,464,741)	(1,801,068)	(134,390)	(92,056)
Class R6	—	—	—	—
Administrative Class	(739)	(588)	(994)	(523)
Net realized capital gains:
Class A	(710,721)	—	(96,863)	(155,116)
Class B	(17,867)	—	—	—
Class C	(668,774)	—	(129,299)	(163,735)
Class D	(24,515)	—	(11,895)	(44,224)
Class R	(192)	—	(14,193)	(13,397)
Class P	(21,906)	—	(4,067)	(4,798)
Institutional Class	(826,712)	—	(317,122)	(378,173)
Administrative Class	(265)	—	(2,452)	(2,270)
Total dividends and distributions to shareholders	(8,512,178)	(4,374,925)	(800,361)	(932,047)
Fund Share Transactions:
Net proceeds from the sale of shares	16,634,010	27,705,749	2,187,301	898,223
Issued in reinvestment of dividends and distributions	7,662,357	3,945,498	800,361	930,946
Cost of shares redeemed	(26,842,016)	(40,895,649)	(503,564)	(1,655,346)
Net increase (decrease) from Fund share transactions	(2,545,649)	(9,244,402)	2,484,098	173,823
Total increase (decrease) in net assets	(6,514,293)	(4,075,105)	1,823,558	(540,076)
Net Assets:
Beginning of period	208,984,440	213,059,545	6,139,634	6,679,710
End of period*	$202,470,147	$208,984,440	$7,963,192	$6,139,634
* Including undistributed (dividends in excess of) net investment income of:	$(1,185,498)	$1,481,521	$(19,730)	$81,738

**	Commencement of operations.

204	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Global Megatrends	AllianzGI Behavioral Advantage Large Cap		AllianzGI Best Styles Emerging Markets Equity

Period from February 2, 2015** through May 31, 2015 (Unaudited)	Six months ended May 31, 2015 (Unaudited)	Year ended November 30, 2014	Period from December 9, 2014** through May 31, 2015 (Unaudited)

$1,116	$405,137	$981,337	$46,572
—	10,471,101	6,048,044	129,062
213,015	(8,801,756)	3,453,370	88,781
214,131	2,074,482	10,482,751	264,415

—	(151,343)	(90,468)	—
—	—	—	—
—	(7,028)	(1,785)	—
—	(33,727)	(454)	—
—	—	—	—
—	(2,311)	(111)	(2)
—	(1,119,347)	(412,898)	(3)
—	—	—	(1,617)
—	—	—	—

—	(2,518,110)	(306,379)	—
—	—	—	—
—	(208,608)	(8,829)	—
—	(588,302)	(6,517)	—
—	—	—	—
—	(27,964)	(603)	—
—	(13,174,278)	(1,759,764)	—
—	—	—	—
—	(17,831,018)	(2,587,808)	(1,622)

—	10,417,726	49,243,234	565,792
—	15,396,960	2,233,422	1,622
—	(51,402,072)	(31,003,981)	—
—	(25,587,386)	20,472,675	567,414
214,131	(41,343,922)	28,367,618	830,207

3,020,000	85,659,454	57,291,836	5,020,000
$3,234,131	$44,315,532	$85,659,454	$5,850,207
$1,116	$42,798	$951,417	$44,950

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	205

Statements of Changes in Net Assets (cont’d)

	AllianzGI Best Styles Global Equity		AllianzGI Best Styles International Equity

	Six months ended May 31, 2015 (Unaudited)	Period from December 2, 2013** through November 30, 2014	Period from December 9, 2014** through May 31, 2015 (Unaudited)
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$1,145,231	$785,022	$618,755
Net realized gain (loss)	(241,525)	843,623	289,005
Net change in unrealized appreciation/depreciation	4,856,879	2,253,182	1,437,522
Net increase in net assets resulting from investment operations	5,760,585	3,881,827	2,345,282
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(265)	—	—
Class C	—	—	—
Class D	—	—	—
Class R	—	—	—
Class P	—	—	(7)
Institutional Class	(273)	—	(7)
Class R6	(813,579)	—	(3,930)
Administrative Class	—	—	—
Net realized capital gains:
Class A	(244)	—	—
Class C	—	—	—
Class D	—	—	—
Class R	—	—	—
Class P	—	—	—
Institutional Class	(244)	—	—
Class R6	(820,158)	—	—
Administrative Class	—	—	—
Total dividends and distributions to shareholders	(1,634,763)	—	(3,944)
Fund Share Transactions:
Net proceeds from the sale of shares	99,777,020	36,454,373	34,152,135
Issued in reinvestment of dividends and distributions	1,634,763	—	3,944
Cost of shares redeemed	(22,899,928)	(11,914,060)	(7,685,047)
Net increase (decrease) from Fund share transactions	78,511,855	24,540,313	26,471,032
Total increase (decrease) in net assets	82,637,677	28,422,140	28,812,370
Net Assets:
Beginning of period	33,452,140	5,020,000	5,020,000
End of period*	$116,089,817	$33,442,140	$33,832,370
* Including undistributed (dividends in excess of) net investment income of:	$1,102,475	$771,361	$614,811

**	Commencement of operations.

206	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Best Styles U.S. Equity	AllianzGI China Equity		AllianzGI Convertible

Period from December 1, 2014** through May 31, 2015 (Unaudited)	Six months ended May 31, 2015 (Unaudited)	Year ended November 30, 2014	Six months ended May 31, 2015 (Unaudited)	Year ended November 30, 2014

$446,590	$(1,756)	$67,404	$15,796,470	$33,329,413
239,836	166,361	402,768	153,449,636	174,588,949
557,337	1,232,858	(385,396)	(29,004,877)	29,600,080
1,243,763	1,397,463	84,776	140,241,229	237,518,442

—	(9,049)	(1,192)	(5,162,209)	(8,036,190)
—	(43)	(2)	(868,353)	(1,651,959)
—	(4,326)	(1,635)	(736,317)	(2,363,380)
—	—	—	(13,733)	(16,226)
(14)	(1)	(45)	(2,446,235)	(5,514,465)
(15)	(97,475)	(31,446)	(20,224,139)	(39,138,558)
(4,632)	—	—	—	—
—	—	—	(35,956)	(209,464)

—	(2,796)	—	(30,559,402)	(9,748,925)
—	(200)	—	(7,902,259)	(2,953,239)
—	(2,162)	—	(4,909,717)	(2,652,574)
—	—	—	(90,285)	(19,171)
—	(153)	—	(14,081,872)	(5,628,426)
—	(31,534)	—	(111,971,539)	(38,746,943)
—	—	—	—	—
—	—	—	(236,630)	(203,909)
(4,661)	(147,739)	(34,320)	(199,238,646)	(116,883,429)

76,375,571	7,822,864	4,723,503	178,305,216	1,084,404,115
4,661	147,739	34,320	123,698,254	76,423,408
(20,076,634)	(863,776)	(4,358,814)	(433,631,126)	(983,620,998)
56,303,598	7,106,827	399,009	(131,627,656)	177,206,525
57,542,700	8,356,551	449,465	(190,625,073)	297,841,538

3,020,000	4,947,322	4,497,857	2,701,627,548	2,403,786,010
$60,562,700	$13,303,873	$4,947,322	$2,511,002,475	$2,701,627,548
$441,929	$(17,879)	$94,771	$(1,057,105)	$12,633,367

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	207

Statements of Changes in Net Assets (cont’d)

	AllianzGI Emerging Markets Consumer	AllianzGI Emerging Markets Debt

	Period from December 1, 2014** through May 31, 2015 (Unaudited)	Six months ended May 31, 2015 (Unaudited)	Period from September 15, 2014** through November 30, 2014
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$13,692	$603,557	$243,119
Net realized gain (loss)	31,621	(356,637)	(243,113)
Net change in unrealized appreciation/depreciation	337,949	(33,316)	(146,982)
Net increase (decrease) in net assets resulting from investment operations	383,262	213,604	(146,976)
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	—	(222)	—
Class C	—	(183)	—
Class D	—	—	—
Class P	—	(230)	—
Institutional Class	—	(712,020)	—
Net realized capital gains:
Class A	—	—	—
Class C	—	—	—
Class D	—	—	—
Class P	—	—	—
Institutional Class	—	—	—
Total dividends and distributions to shareholders	—	(712,655)	—
Fund Share Transactions:
Net proceeds from the sale of shares	10,699,433	424,090	3,000
Issued in reinvestment of dividends and distributions	—	712,655	—
Cost of shares redeemed	(1,102,056)	(6,626)	—
Net increase from Fund share transactions	9,597,377	1,130,119	3,000
Total increase (decrease) in net assets	9,980,639	631,068	(143,976)
Net Assets:
Beginning of period	3,010,000	29,886,024	30,030,000
End of period*	$12,990,639	$30,517,092	$29,886,024
* Including undistributed net investment income of:	$13,692	$70,359	$179,457

**	Commencement of operations.

208	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Small-Cap	AllianzGI Europe Equity Dividend	AllianzGI Global Fundamental Strategy

Period from December 1, 2014** through May 31, 2015 (Unaudited)	Period from February 2, 2015** through May 31, 2015 (Unaudited)	Six months ended May 31, 2015 (Unaudited)	Year ended November 30, 2014

$21,911	$63,077	$238,216	$423,304
98,500	(16,582)	554,626	186,964
439,984	12,103	(572,610)	421,354
560,395	58,598	220,232	1,031,622

(1)	—	(573)	(78)
—	—	(267)	(40)
—	—	(1)	(78)
—	—	(363)	(86)
(768)	—	(766,540)	(183,029)

—	—	—	(42)
—	—	—	(42)
—	—	—	(45)
—	—	—	(42)
—	—	—	(83,961)
(769)	—	(767,744)	(267,443)

1,711,029	210,753	89,887	2,628,459
769	—	767,744	267,443
(43,024)	—	(70,395)	(2,175,508)
1,668,774	210,753	787,236	720,394
2,228,400	269,351	239,724	1,484,573

3,010,000	3,030,000	22,206,963	20,722,390
$5,238,400	$3,299,351	$22,446,687	$22,206,963
$21,142	$63,077	$89,829	$619,357

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	209

Statements of Changes in Net Assets (cont’d)

	AllianzGI Global Managed Volatility		AllianzGI Global Sustainability

	Six months ended May 31, 2015 (Unaudited)	Year ended November 30, 2014	Period from December 9, 2014** through May 31, 2015 (Unaudited)
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$107,918	$407,635	$24,564
Net realized gain (loss)	1,100,619	1,459,982	(19,303)
Net change in unrealized appreciation/depreciation	(1,057,235)	(83,908)	115,319
Net increase in net assets resulting from investment operations	151,302	1,783,709	120,580
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(5,231)	(3,296)	—
Class C	(5,508)	(4,877)	—
Class D	(6,160)	(1,358)	—
Class R	—	—	—
Class P	(367)	(368)	—
Institutional Class	(443,411)	(466,258)	—
Administrative Class	—	—	—
Net realized capital gains:
Class A	(16,252)	(4,082)	—
Class C	(21,867)	(6,056)	—
Class D	(17,969)	(2,421)	—
Class R	—	—	—
Class P	(1,148)	(397)	—
Institutional Class	(1,336,798)	(470,054)	—
Administrative Class	—	—	—
Total dividends and distributions to shareholders	(1,854,711)	(959,167)	—
Fund Share Transactions:
Net proceeds from the sale of shares	1,283,106	6,745,131	—
Issued in reinvestment of dividends and distributions	1,854,032	958,921	—
Cost of shares redeemed	(15,334,909)	(6,297,535)	—
Net increase (decrease) from Fund share transactions	(12,197,771)	1,406,517	—
Total increase (decrease) in net assets	(13,901,180)	2,231,059	120,580
Net Assets:
Beginning of period	16,758,260	14,527,201	3,020,000
End of period*	$2,857,080	$16,758,260	$3,140,580
* Including undistributed (dividends in excess of) net investment income of:	$52,938	$405,697	$24,564

**	Commencement of operations.

210	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Global Water		AllianzGI High Yield Bond		AllianzGI International Growth

Six months ended May 31, 2015 (Unaudited)	Year ended November 30, 2014	Six months ended May 31, 2015 (Unaudited)	Year ended November 30, 2014	Period from February 2, 2015** through May 31, 2015 (Unaudited)

$1,571,823	$1,281,291	$12,094,289	$26,751,720	$22,074
5,748,769	12,071,081	(3,283,373)	(2,594,450)	(6,651)
8,153,531	(9,066,116)	339,784	(13,254,415)	178,963
15,474,123	4,286,256	9,150,700	10,902,855	194,386

(320,545)	(269,464)	(1,227,499)	(4,652,555)	—
(62)	(44)	(595,671)	(1,492,477)	—
(58,560)	(27,063)	(1,177,541)	(4,685,232)	—
—	—	(67,695)	(186,866)	—
(617,050)	(164,700)	(2,584,902)	(5,226,144)	—
(138,567)	(175,053)	(6,169,146)	(11,638,201)	—
—	—	(1,158,674)	(2,355,230)	—

—	—	—	(619,224)	—
—	—	—	(228,112)	—
—	—	—	(937,624)	—
—	—	—	(24,919)	—
—	—	—	(667,219)	—
—	—	—	(1,221,439)	—
—	—	—	(287,135)	—
(1,134,784)	(636,324)	(12,981,128)	(34,222,377)	—

62,707,728	183,509,079	142,754,986	261,023,783	35,957
720,606	446,287	12,181,960	28,415,730	—
(57,723,051)	(85,247,989)	(134,423,001)	(343,171,573)	(34,901)
5,705,283	98,707,377	20,513,945	(53,732,060)	1,056
20,044,622	102,357,309	16,683,517	(77,051,582)	195,442

346,876,891	244,519,582	384,999,021	462,050,603	3,010,000
$366,921,513	$346,876,891	$401,682,538	$384,999,021	$3,205,442
$1,468,265	$1,031,226	$(2,797,803)	$(1,910,964)	$22,074

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	211

Statements of Changes in Net Assets (cont’d)

	AllianzGI International Small-Cap		AllianzGI Micro Cap

	Six months ended May 31, 2015 (Unaudited)	Year ended November 30, 2014	Six months ended May 31, 2015 (Unaudited)	Year ended November 30, 2014
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$384,681	$486,533	$(271,525)	$(529,827)
Net realized gain (loss)	3,902,812	8,929,778	1,662,679	5,318,065
Net change in unrealized appreciation/depreciation	9,837,992	(14,951,435)	2,909,808	(5,003,191)
Net increase (decrease) in net assets resulting from investment operations	14,125,485	(5,535,124)	4,300,962	(214,953)
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(13,607)	(76,677)	—	—
Class C	(1)	(7,882)	—	—
Class D	(2,486)	(24,442)	—	—
Class R	(83)	(1,445)	—	—
Class P	(60,241)	(413,514)	—	—
Institutional Class	(111,297)	(712,548)	—	—
Administrative Class**	—	(143)	—	—
Net realized capital gains:
Class A	(527,948)	(401,037)	(401,198)	(99,298)
Class C	(108,272)	(67,871)	—	—
Class D	(144,512)	(43,636)	—	—
Class R	(7,377)	(3,246)	—	—
Class P	(2,809,567)	(2,839,970)	(131,124)	(121,008)
Institutional Class	(5,583,444)	(5,781,334)	(2,778,216)	(2,458,693)
Administrative Class**	—	(1,090)	—	—
Total dividends and distributions to shareholders	(9,368,835)	(10,374,835)	(3,310,538)	(2,678,999)
Fund Share Transactions:
Net proceeds from the sale of shares	38,584,696	31,565,843	10,566,757	16,002,865
Issued in reinvestment of dividends and distributions	8,878,523	9,979,963	3,304,682	2,674,893
Cost of shares redeemed	(22,815,315)	(45,162,105)	(11,512,885)	(21,006,118)
Net increase (decrease) from Fund share transactions	24,647,904	(3,616,299)	2,358,554	(2,328,360)
Total increase (decrease) in net assets	29,404,554	(19,526,258)	3,348,978	(5,222,312)
Net Assets:
Beginning of period	91,575,714	111,101,972	39,747,287	44,969,599
End of period*	$120,980,268	$91,575,714	$43,096,265	$39,747,287
* Including undistributed (dividends in excess of) net investment income of:	$425,128	$228,162	$(753,822)	$(482,297)

**	AllianzGI International Small-Cap liquidated its Administrative Class on May 21, 2014.

212	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Multi-Asset Real Return		AllianzGI NFJ Emerging Markets Value		AllianzGI NFJ Global Dividend Value

Six months ended May 31, 2015 (Unaudited)	Year ended November 30, 2014	Six months ended May 31, 2015 (Unaudited)	Year ended November 30, 2014	Six months ended May 31, 2015 (Unaudited)	Year ended November 30, 2014

$13,103	$74,280	$128,463	$270,969	$635,417	$2,181,257
(42,968)	(53,943)	(91,435)	325,266	647,075	4,043,646
(57,225)	(116,868)	270,556	(247,980)	(1,334,864)	(2,887,427)
(87,090)	(96,531)	307,584	348,255	(52,372)	3,337,476

(1,726)	(677)	(2,763)	(1,302)	(215,624)	(289,279)
(703)	(1,050)	(1,447)	(619)	(82,567)	(106,170)
(237)	(136)	(35,249)	(27,988)	(72,878)	(22,598)
—	—	—	—	—	—
(113)	(152)	(269)	(251)	(35,398)	(50,720)
(75,299)	(88,246)	(200,949)	(171,834)	(679,175)	(1,494,313)
—	—	—	—	—	—

—	(350)	(1,806)	—	(457,799)	(524,358)
—	(473)	(1,142)	—	(225,690)	(278,781)
—	(111)	(24,209)	—	(156,981)	(37,086)
—	—	—	—	—	—
—	(53)	(174)	—	(73,929)	(87,797)
—	(29,343)	(127,949)	—	(1,638,984)	(2,562,825)
—	—	—	—	—	—
(78,078)	(120,591)	(395,957)	(201,994)	(3,639,025)	(5,453,927)

263,702	1,227,771	1,211,116	2,873,339	7,841,807	23,212,818
78,078	120,591	395,957	201,994	3,203,956	4,954,544
(1,198,632)	(108,911)	(1,628,511)	(1,256,884)	(32,843,814)	(29,958,637)
(856,852)	1,239,451	(21,438)	1,818,449	(21,798,051)	(1,791,275)
(1,022,020)	1,022,329	(109,811)	1,964,710	(25,489,448)	(3,907,726)

6,323,596	5,301,267	9,575,459	7,610,749	66,273,666	70,181,392
$5,301,576	$6,323,596	$9,465,648	$9,575,459	$40,784,218	$66,273,666
$(43)	$64,932	$56,658	$168,872	$426,400	$876,625

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	213

Statements of Changes in Net Assets (cont’d)

	AllianzGI NFJ International Small-Cap Value		AllianzGI NFJ International Value II

	Six months ended May 31, 2015 (Unaudited)	Year ended November 30, 2014	Six months ended May 31, 2015 (Unaudited)	Year ended November 30, 2014
Increase in Net Assets from:

Investment Operations:
Net investment income (loss)	$211,627	$414,397	$624,636	$864,809
Net realized gain (loss)	617,638	1,461,108	(694,187)	158,105
Net change in unrealized appreciation/depreciation	796,921	(1,033,876)	2,499,689	(1,278,749)
Net increase (decrease) in net assets resulting from investment operations	1,626,186	841,629	2,430,138	(255,835)
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(77,148)	(28,563)	(1,192)	(2,980)
Class C	(32,806)	(13,235)	(356)	(1,279)
Class D	(43,395)	(8,011)	(99)	(410)
Class P	(1,235)	(134)	(2,385)	(1,094)
Institutional Class	(320,408)	(198,102)	(375,521)	(735,960)
Net realized capital gains:
Class A	(216,087)	(49,292)	(421)	(2,574)
Class C	(107,054)	(14,329)	(202)	(1,615)
Class D	(111,960)	(20,783)	(35)	(448)
Class P	(3,064)	(325)	(306)	(452)
Institutional Class	(958,204)	(277,871)	(97,903)	(154,322)
Total dividends and distributions to shareholders	(1,871,361)	(610,645)	(478,420)	(901,134)
Fund Share Transactions:
Net proceeds from the sale of shares	5,623,273	11,637,433	8,474,323	39,704,993
Issued in reinvestment of dividends and distributions	1,867,740	609,584	478,420	901,134
Cost of shares redeemed	(7,216,021)	(8,626,539)	(27,489)	(4,406,491)
Net increase from Fund share transactions	274,992	3,620,478	8,925,254	36,199,636
Total increase in net assets	29,817	3,851,462	10,876,972	35,042,667
Net Assets:
Beginning of period	19,482,282	15,630,820	39,360,888	4,318,221
End of period*	$19,512,099	$19,482,282	$50,237,860	$39,360,888
* Including undistributed (dividends in excess of) net investment income of:	$161,879	$425,244	$429,191	$184,108

214	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

AllianzGI Short Duration High Income		AllianzGI Structured Return		AllianzGI U.S. Equity Hedged

Six months ended May 31, 2015 (Unaudited)	Year ended November 30, 2014	Six months ended May 31, 2015 (Unaudited)	Year ended November 30, 2014	Six months ended May 31, 2015 (Unaudited)	Year ended November 30, 2014

$16,621,682	$28,755,543	$109,977	$(99,064)	$65,274	$91,071
(3,196,035)	2,167,612	60,622	478,651	2,328,953	(425,013)
9,188,711	(14,120,813)	829,386	348,559	(2,293,690)	1,330,644
22,614,358	16,802,342	999,985	728,146	100,537	996,702

(4,133,452)	(8,370,337)	(2)	—	(1,746)	(13,056)
(2,287,695)	(3,564,709)	(2)	—	(1)	(1,801)
(760,345)	(1,473,888)	(43,262)	—	(11,090)	(1,167)
(6,248,292)	(9,035,739)	(1)	—	(39)	(47)
(6,667,116)	(10,905,778)	(34,488)	—	(89,019)	(36,196)

—	—	(99,623)	(37,417)	(55,780)	(80,061)
—	—	(5,430)	(5,488)	(6,863)	(9,450)
—	—	(224,129)	(69,417)	(44,348)	(15,115)
—	—	(1,428)	(2,794)	(469)	(638)
—	—	(595,738)	(410,919)	(476,318)	(562,186)
(20,096,900)	(33,350,451)	(1,004,103)	(526,035)	(685,673)	(719,717)

288,055,359	559,371,784	10,042,575	16,098,848	1,627,603	8,217,176
16,491,556	27,490,449	1,002,067	526,035	685,673	719,717
(239,633,901)	(360,175,213)	(2,956,071)	(3,270,567)	(1,168,157)	(871,008)
64,913,014	226,687,020	8,088,571	13,354,316	1,145,119	8,065,885
67,430,472	210,138,911	8,084,453	13,556,427	559,983	8,342,870

762,680,091	552,541,180	23,602,564	10,046,137	15,552,906	7,210,036
$830,110,563	$762,680,091	$31,687,017	$23,602,564	$16,112,889	$15,552,906
$(6,275,037)	$(2,799,819)	$32,222	$—	$54,583	$91,204

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	215

Statements of Changes in Net Assets (cont’d)

	AllianzGI U.S. Small-Cap Growth		AllianzGI Ultra Micro Cap

	Six months ended May 31, 2015 (Unaudited)	Year ended November 30, 2014	Six months ended May 31, 2015 (Unaudited)	Year ended November 30, 2014
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment loss	$(114,174)	$(297,538)	$(876,471)	$(2,310,720)
Net realized gain (loss)	2,160,594	3,004,047	3,984,006	(290,346)
Net change in unrealized appreciation/depreciation	448,282	(2,125,589)	5,296,215	(1,655,282)
Net increase (decrease) in net assets resulting from investment operations	2,494,702	580,920	8,403,750	(4,256,348)
Dividends and Distributions to Shareholders from:
Net realized capital gains:
Class A	(284,924)	(497,317)	(459,304)	(280,502)
Class C	(61,355)	(62,072)	—	—
Class D	(10,288)	(7,759)	—	—
Class R	(2,525)	(2,639)	—	—
Class P	(18,156)	(12,307)	(88,470)	(11,847)
Institutional Class	(2,837,538)	(2,798,232)	(428,047)	(259,818)
Total dividends and distributions to shareholders	(3,214,786)	(3,380,326)	(975,821)	(552,167)
Fund Share Transactions:
Net proceeds from the sale of shares	10,556,540	16,713,796	7,638,679	74,836,748
Issued in reinvestment of dividends and distributions	2,985,630	2,978,885	951,727	543,201
Cost of shares redeemed	(4,905,308)	(14,261,233)	(27,101,884)	(82,317,148)
Net increase (decrease) from Fund share transactions	8,636,862	5,431,448	(18,511,478)	(6,937,199)
Total increase (decrease) in net assets	7,916,778	2,632,042	(11,083,549)	(11,745,714)
Net Assets:
Beginning of period	37,528,781	34,896,739	113,277,805	125,023,519
End of period*	$45,445,559	$37,528,781	$102,194,256	$113,277,805
* Including dividends in excess of net investment income of:	$(524,685)	$(410,511)	$(3,043,578)	$(2,167,107)

216	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	217

Financial Highlights

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2015:
Class A
5/31/2015+	$19.95	$0.36	$(0.28)	$0.08	$(0.55)	$(0.22)
11/30/2014	19.56	0.42	0.37	0.79	(0.40)	—
11/30/2013	19.52	0.49	0.10	0.59	(0.55)	—
11/30/2012	18.86	0.48	1.27	1.75	(0.70)	(0.39)
11/30/2011	19.28	0.38	0.23	0.61	(0.74)	(0.29)
11/30/2010	18.38	0.48	1.22	1.70	(0.68)	(0.12)
Class C
5/31/2015+	$19.68	$0.29	$(0.28)	$0.01	$(0.34)	$(0.22)
11/30/2014	19.23	0.28	0.36	0.64	(0.19)	—
11/30/2013	19.15	0.38	0.05	0.43	(0.35)	—
11/30/2012	18.53	0.35	1.24	1.59	(0.58)	(0.39)
11/30/2011	19.09	0.31	0.14	0.45	(0.72)	(0.29)
11/30/2010	18.25	0.36	1.19	1.55	(0.59)	(0.12)
Class D
5/31/2015+	$20.07	$0.35	$(0.28)	$0.07	$(0.44)	$(0.22)
11/30/2014	19.54	0.41	0.36	0.77	(0.24)	—
11/30/2013	19.52	0.88	(0.32)	0.56	(0.54)	—
11/30/2012	18.87	0.41	1.34	1.75	(0.71)	(0.39)
11/30/2011	19.30	0.58	—	0.58	(0.72)	(0.29)
11/30/2010	18.40	0.52	1.18	1.70	(0.68)	(0.12)
Class R
5/31/2015+	$20.05	$0.27	$(0.22)	$0.05	$(0.46)	$(0.22)
11/30/2014	19.48	0.36	0.36	0.72	(0.15)	—
11/30/2013	19.50	0.46	0.05	0.51	(0.53)	—
11/30/2012	18.85	0.19	1.51	1.70	(0.66)	(0.39)
11/30/2011	19.27	0.55	—	0.55	(0.68)	(0.29)
11/30/2010	18.35	0.53	1.13	1.66	(0.62)	(0.12)
Class P
5/31/2015+	$20.17	$0.31	$(0.19)	$0.12	$(0.60)	$(0.22)
11/30/2014	19.74	0.48	0.38	0.86	(0.43)	—
11/30/2013	19.66	0.51	0.14	0.65	(0.57)	—
11/30/2012	18.97	0.34	1.49	1.83	(0.75)	(0.39)
11/30/2011	19.37	0.65	(0.01)	0.64	(0.75)	(0.29)
11/30/2010	18.43	0.61	1.13	1.74	(0.68)	(0.12)
Class R6
5/31/2015+	$20.20	$0.41	$(0.29)	$0.12	$(0.61)	$(0.22)
11/30/2014	19.77	0.50	0.38	0.88	(0.45)	—
11/30/2013	19.68	0.54	0.12	0.66	(0.57)	—
11/30/2012	18.99	0.54	1.31	1.85	(0.77)	(0.39)
11/30/2011	19.39	0.66	—	0.66	(0.77)	(0.29)
11/30/2010	18.45	0.61	1.14	1.75	(0.69)	(0.12)
Administrative Class
5/31/2015+	$20.10	$0.89	$(0.82)	$0.07	$(0.53)	$(0.22)
11/30/2014	19.68	0.44	0.38	0.82	(0.40)	—
11/30/2013	19.60	0.22	0.37	0.59	(0.51)	—
11/30/2012	18.94	0.48	1.29	1.77	(0.72)	(0.39)
11/30/2011	19.34	0.61	—	0.61	(0.72)	(0.29)
11/30/2010	18.40	0.58	1.14	1.72	(0.66)	(0.12)

+	Unaudited
(a)	Calculated on average shares outstanding during the period.

218	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.77)	$19.26	0.45%	$11,090	0.50	%(d)	0.62	%(d)	3.71	%(d)	109%
(0.40)	19.95	4.14	12,398	0.41		0.60		2.15		114
(0.55)	19.56	3.10	4,900	0.40		0.60		2.55		94
(1.09)	19.52	9.88	1,798	0.40		0.60		2.57		70
(1.03)	18.86	3.27	1,564	0.47		2.06		2.03		108
(0.80)	19.28	9.67	229	0.50		5.47		2.62		24

$(0.56)	$19.13	0.08%	$899	1.25	%(d)	1.37	%(d)	3.02	%(d)	109%
(0.19)	19.68	3.37	1,096	1.16		1.35		1.43		114
(0.35)	19.23	2.29	1,445	1.15		1.35		2.01		94
(0.97)	19.15	9.08	2,049	1.15		1.35		1.91		70
(1.01)	18.53	2.44	2,347	1.22		2.66		1.65		108
(0.71)	19.09	8.88	305	1.25		7.23		1.99		24

$(0.66)	$19.48	0.42%	$63	0.60	%(d)	0.62	%(d)	3.57	%(d)	109%
(0.24)	20.07	3.99	92	0.51		0.60		2.09		114
(0.54)	19.54	2.95	191	0.50		0.60		4.52		94
(1.10)	19.52	9.82	1,290	0.50		0.60		2.19		70
(1.01)	18.87	3.20	251	0.50		2.22		3.07		108
(0.80)	19.30	9.62	204	0.50		5.74		2.84		24

$(0.68)	$19.42	0.30%	$246	0.86	%(d)	0.88	%(d)	2.85	%(d)	109%
(0.15)	20.05	3.75	206	0.76		0.85		1.79		114
(0.53)	19.48	2.71	227	0.75		0.85		2.39		94
(1.05)	19.50	9.50	469	0.75		0.85		1.01		70
(0.97)	18.85	2.94	14	0.75		2.46		2.91		108
(0.74)	19.27	9.43	13	0.75		5.77		2.87		24

$(0.82)	$19.47	0.66%	$10,286	0.21	%(d)	0.23	%(d)	3.18	%(d)	109%
(0.43)	20.17	4.43	3,720	0.11		0.20		2.43		114
(0.57)	19.74	3.39	3,925	0.10		0.20		2.65		94
(1.14)	19.66	10.27	3,845	0.10		0.20		1.78		70
(1.04)	18.97	3.44	14	0.25		2.00		3.41		108
(0.80)	19.37	9.88	14	0.30		5.38		3.32		24

$(0.83)	$19.49	0.69%	$5,473	0.09	%(d)	0.11	%(d)	4.24	%(d)	109%
(0.45)	20.20	4.53	13,577	0.01		0.10		2.49		114
(0.57)	19.77	3.52	7,675	—		0.12		2.77		94
(1.16)	19.68	10.31	8,243	—		0.15		2.84		70
(1.06)	18.99	3.53	5,885	0.15		1.90		3.48		108
(0.81)	19.39	10.02	5,553	0.20		5.26		3.32		24

$(0.75)	$19.42	0.44%	$354	0.45	%(d)	0.46	%(d)	8.94	%(d)	109%
(0.40)	20.10	4.23	3,190	0.36		0.45		2.21		114
(0.51)	19.68	3.08	3,646	0.35		0.45		1.13		94
(1.11)	19.60	9.97	15	0.35		0.45		2.57		70
(1.01)	18.94	3.23	14	0.42		2.17		3.23		108
(0.78)	19.34	9.75	13	0.45		5.54		3.17		24

(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	219

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2020:
Class A
5/31/2015+	$19.72	$0.33	$(0.29)	$0.04	$(0.56)	$(0.06)
11/30/2014	19.32	0.41	0.37	0.78	(0.38)	—
11/30/2013	19.15	0.49	0.21	0.70	(0.48)	(0.05)
11/30/2012	18.82	0.44	1.34	1.78	(0.70)	(0.75)
11/30/2011	19.43	0.49	0.04	0.53	(0.83)	(0.31)
11/30/2010	18.58	0.52	1.18	1.70	(0.66)	(0.19)
Class C
5/31/2015+	$19.60	$0.27	$(0.31)	$(0.04)	$(0.39)	$(0.06)
11/30/2014	19.16	0.27	0.35	0.62	(0.18)	—
11/30/2013	18.78	0.31	0.26	0.57	(0.14)	(0.05)
11/30/2012	18.53	0.37	1.23	1.60	(0.60)	(0.75)
11/30/2011	19.21	0.30	0.09	0.39	(0.76)	(0.31)
11/30/2010	18.46	0.32	1.22	1.54	(0.60)	(0.19)
Class D
5/31/2015+	$19.80	$0.32	$(0.29)	$0.03	$(0.50)	$(0.06)
11/30/2014	19.37	0.40	0.36	0.76	(0.33)	—
11/30/2013	19.16	0.49	0.20	0.69	(0.43)	(0.05)
11/30/2012	18.84	0.39	1.36	1.75	(0.68)	(0.75)
11/30/2011	19.43	0.72	(0.19)	0.53	(0.81)	(0.31)
11/30/2010	18.59	0.52	1.17	1.69	(0.66)	(0.19)
Class R
5/31/2015+	$19.70	$0.29	$(0.28)	$0.01	$(0.48)	$(0.06)
11/30/2014	19.27	0.35	0.36	0.71	(0.28)	—
11/30/2013	19.14	0.43	0.21	0.64	(0.46)	(0.05)
11/30/2012	18.81	0.18	1.54	1.72	(0.64)	(0.75)
11/30/2011	19.40	0.53	(0.05)	0.48	(0.76)	(0.31)
11/30/2010	18.55	0.55	1.09	1.64	(0.60)	(0.19)
Class P
5/31/2015+	$19.98	$0.32	$(0.26)	$0.06	$(0.60)	$(0.06)
11/30/2014	19.53	0.47	0.38	0.85	(0.40)	—
11/30/2013	19.30	0.47	0.30	0.77	(0.49)	(0.05)
11/30/2012	18.94	0.37	1.47	1.84	(0.73)	(0.75)
11/30/2011	19.51	0.42	0.16	0.58	(0.84)	(0.31)
11/30/2010	18.62	0.64	1.10	1.74	(0.66)	(0.19)
Class R6
5/31/2015+	$20.01	$0.38	$(0.30)	$0.08	$(0.62)	$(0.06)
11/30/2014	19.57	0.51	0.35	0.86	(0.42)	—
11/30/2013	19.32	0.58	0.21	0.79	(0.49)	(0.05)
11/30/2012	18.96	0.55	1.31	1.86	(0.75)	(0.75)
11/30/2011	19.53	0.64	(0.04)	0.60	(0.86)	(0.31)
11/30/2010	18.64	0.64	1.12	1.76	(0.68)	(0.19)
Administrative Class
5/31/2015+	$19.84	$0.66	$(0.63)	$0.03	$(0.55)	$(0.06)
11/30/2014	19.42	0.43	0.36	0.79	(0.37)	—
11/30/2013	19.25	0.24	0.47	0.71	(0.49)	(0.05)
11/30/2012	18.90	0.51	1.28	1.79	(0.69)	(0.75)
11/30/2011	19.48	0.59	(0.05)	0.54	(0.81)	(0.31)
11/30/2010	18.60	0.61	1.10	1.71	(0.64)	(0.19)

+	Unaudited
(a)	Calculated on average shares outstanding during the period.

220	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.62)	$19.14	0.25%	$33,001	0.50	%(d)	0.62	%(d)	3.50	%(d)	99%
(0.38)	19.72	4.11	34,624	0.42		0.60		2.08		89
(0.53)	19.32	3.75	9,102	0.40		0.60		2.60		86
(1.45)	19.15	10.23	985	0.38		0.60		2.40		55
(1.14)	18.82	2.82	351	0.48		2.71		2.56		56
(0.85)	19.43	9.60	154	0.53		6.52		2.79		23

$(0.45)	$19.11	(0.15)%	$385	1.25	%(d)	1.37	%(d)	2.88	%(d)	99%
(0.18)	19.60	3.29	468	1.17		1.35		1.39		89
(0.19)	19.16	3.02	438	1.15		1.35		1.64		86
(1.35)	18.78	9.29	364	1.13		1.35		2.07		55
(1.07)	18.53	2.07	669	1.23		3.40		1.61		56
(0.79)	19.21	8.72	204	1.28		8.05		1.72		23

$(0.56)	$19.27	0.19%	$290	0.60	%(d)	0.62	%(d)	3.33	%(d)	99%
(0.33)	19.80	3.98	274	0.52		0.60		2.06		89
(0.48)	19.37	3.67	319	0.50		0.60		2.58		86
(1.43)	19.16	10.02	266	0.48		0.60		2.12		55
(1.12)	18.84	2.85	115	0.52		2.91		3.80		56
(0.85)	19.43	9.54	187	0.53		5.95		2.80		23

$(0.54)	$19.17	0.07%	$1,096	0.85	%(d)	0.87	%(d)	3.05	%(d)	99%
(0.28)	19.70	3.72	1,008	0.77		0.85		1.81		89
(0.51)	19.27	3.40	1,022	0.75		0.85		2.26		86
(1.39)	19.14	9.84	938	0.73		0.85		0.97		55
(1.07)	18.81	2.57	14	0.77		3.09		2.77		56
(0.79)	19.40	9.25	13	0.78		6.30		2.99		23

$(0.66)	$19.38	0.38%	$21,950	0.20	%(d)	0.22	%(d)	3.31	%(d)	99%
(0.40)	19.98	4.43	12,665	0.12		0.20		2.38		89
(0.54)	19.53	4.06	7,643	0.10		0.20		2.44		86
(1.48)	19.30	10.55	5,323	0.08		0.20		1.95		55
(1.15)	18.94	3.07	42	0.17		1.39		2.24		56
(0.85)	19.51	9.81	14	0.33		5.93		3.44		23

$(0.68)	$19.41	0.45%	$5,245	0.10	%(d)	0.12	%(d)	3.96	%(d)	99%
(0.42)	20.01	4.48	5,574	0.02		0.10		2.59		89
(0.54)	19.57	4.19	7,457	—		0.12		3.00		86
(1.50)	19.32	10.62	7,708	—	(e)	0.15		2.98		55
(1.17)	18.96	3.16	5,157	0.17		2.51		3.34		56
(0.87)	19.53	9.90	4,834	0.23		5.80		3.44		23

$(0.61)	$19.26	0.21%	$1,955	0.45	%(d)	0.46	%(d)	6.75	%(d)	99%
(0.37)	19.84	4.15	7,974	0.37		0.45		2.19		89
(0.54)	19.42	3.79	7,210	0.35		0.45		1.27		86
(1.44)	19.25	10.20	15	0.33		0.45		2.73		55
(1.12)	18.90	2.87	14	0.44		2.78		3.09		56
(0.83)	19.48	9.63	14	0.48		6.08		3.29		23

(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	221

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2025:
Class A
5/31/2015+	$17.30	$0.30	$(0.23)	$0.07	$(0.50)	$—
11/30/2014	16.92	0.37	0.33	0.70	(0.32)	—
11/30/2013	16.63	0.41	0.32	0.73	(0.40)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.34	1.43	1.77	(0.14)	—
Class R
5/31/2015+	$17.21	$0.25	$(0.21)	$0.04	$(0.42)	$—
11/30/2014	16.84	0.32	0.32	0.64	(0.27)	—
11/30/2013	16.57	0.48	0.19	0.67	(0.36)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.18	1.53	1.71	(0.14)	—
Class P
5/31/2015+	$17.43	$0.26	$(0.16)	$0.10	$(0.55)	$—
11/30/2014	17.02	0.40	0.35	0.75	(0.34)	—
11/30/2013	16.67	0.48	0.31	0.79	(0.40)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.38	1.44	1.82	(0.15)	—
Class R6
5/31/2015+	$17.45	$0.34	$(0.23)	$0.11	$(0.56)	$—
11/30/2014	17.04	0.44	0.33	0.77	(0.36)	—
11/30/2013	16.68	0.50	0.30	0.80	(0.40)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.45	1.38	1.83	(0.15)	—
Administrative Class
5/31/2015+	$17.37	$0.83	$(0.76)	$0.07	$(0.50)	$—
11/30/2014	16.98	0.38	0.33	0.71	(0.32)	—
11/30/2013	16.62	0.20	0.55	0.75	(0.35)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.41	1.35	1.76	(0.14)	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

222	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.50)	$16.87	0.48%	$31,483	0.48	%(d)	0.62	%(d)	3.62	%(d)	92%
(0.32)	17.30	4.22	31,358	0.41		0.60		2.16		93
(0.44)	16.92	4.54	13,058	0.40		0.60		2.48		76
(0.14)	16.63	11.86	335	0.38	(d)	0.60	(d)	2.22	(d)	55

$(0.42)	$16.83	0.29%	$1,112	0.83	%(d)	0.87	%(d)	2.98	%(d)	92%
(0.27)	17.21	3.83	1,004	0.76		0.85		1.89		93
(0.40)	16.84	4.16	753	0.75		0.85		2.88		76
(0.14)	16.57	11.51	1,284	0.73	(d)	0.85	(d)	1.19	(d)	55

$(0.55)	$16.98	0.63%	$29,422	0.18	%(d)	0.22	%(d)	3.07	%(d)	92%
(0.34)	17.43	4.49	13,866	0.11		0.20		2.32		93
(0.44)	17.02	4.84	4,336	0.10		0.20		2.88		76
(0.15)	16.67	12.21	3,873	0.08	(d)	0.20	(d)	2.47	(d)	55

$(0.56)	$17.00	0.70%	$5,622	0.08	%(d)	0.12	%(d)	3.97	%(d)	92%
(0.36)	17.45	4.60	6,745	0.01		0.10		2.54		93
(0.44)	17.04	4.93	5,058	—		0.12		3.02		76
(0.15)	16.68	12.28	5,375	—	(d)(e)	0.15	(d)	2.94	(d)	55

$(0.50)	$16.94	0.48%	$1,186	0.42	%(d)	0.46	%(d)	9.69	%(d)	92%
(0.32)	17.37	4.26	12,135	0.36		0.45		2.23		93
(0.39)	16.98	4.60	10,606	0.35		0.45		1.23		76
(0.14)	16.62	11.86	11	0.33	(d)	0.45	(d)	2.72	(d)	55

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	223

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2030:
Class A
5/31/2015+	$21.05	$0.39	$(0.28)	$0.11	$(0.69)	$(0.24)
11/30/2014	20.66	0.48	0.38	0.86	(0.47)	—
11/30/2013	19.80	0.52	0.92	1.44	(0.54)	(0.04)
11/30/2012	19.77	0.29	1.61	1.90	(0.70)	(1.17)
11/30/2011	20.78	0.50	(0.10)	0.40	(0.85)	(0.56)
11/30/2010	19.36	0.50	1.59	2.09	(0.51)	(0.16)
Class C
5/31/2015+	$20.83	$0.30	$(0.26)	$0.04	$(0.50)	$(0.24)
11/30/2014	20.42	0.33	0.36	0.69	(0.28)	—
11/30/2013	19.53	0.35	0.93	1.28	(0.35)	(0.04)
11/30/2012	19.51	0.43	1.30	1.73	(0.54)	(1.17)
11/30/2011	20.59	0.37	(0.09)	0.28	(0.80)	(0.56)
11/30/2010	19.28	0.26	1.66	1.92	(0.45)	(0.16)
Class D
5/31/2015+	$21.16	$0.38	$(0.28)	$0.10	$(0.65)	$(0.24)
11/30/2014	20.74	0.47	0.38	0.85	(0.43)	—
11/30/2013	19.84	0.52	0.90	1.42	(0.48)	(0.04)
11/30/2012	19.82	0.52	1.36	1.88	(0.69)	(1.17)
11/30/2011	20.82	0.53	(0.12)	0.41	(0.85)	(0.56)
11/30/2010	19.40	0.47	1.62	2.09	(0.51)	(0.16)
Class R
5/31/2015+	$21.07	$0.33	$(0.25)	$0.08	$(0.61)	$(0.24)
11/30/2014	20.65	0.41	0.37	0.78	(0.36)	—
11/30/2013	19.85	0.46	0.91	1.37	(0.53)	(0.04)
11/30/2012	19.81	0.18	1.67	1.85	(0.64)	(1.17)
11/30/2011	20.80	0.52	(0.15)	0.37	(0.80)	(0.56)
11/30/2010	19.37	0.49	1.54	2.03	(0.44)	(0.16)
Class P
5/31/2015+	$21.37	$0.34	$(0.20)	$0.14	$(0.74)	$(0.24)
11/30/2014	20.93	0.51	0.43	0.94	(0.50)	—
11/30/2013	20.02	0.51	1.00	1.51	(0.56)	(0.04)
11/30/2012	19.95	0.41	1.57	1.98	(0.74)	(1.17)
11/30/2011	20.92	0.58	(0.12)	0.46	(0.87)	(0.56)
11/30/2010	19.45	0.58	1.56	2.14	(0.51)	(0.16)
Class R6
5/31/2015+	$21.42	$0.42	$(0.26)	$0.16	$(0.76)	$(0.24)
11/30/2014	20.98	0.59	0.36	0.95	(0.51)	—
11/30/2013	20.04	0.62	0.92	1.54	(0.56)	(0.04)
11/30/2012	19.97	0.61	1.38	1.99	(0.75)	(1.17)
11/30/2011	20.94	0.62	(0.14)	0.48	(0.89)	(0.56)
11/30/2010	19.47	0.59	1.56	2.15	(0.52)	(0.16)
Administrative Class
5/31/2015+	$21.28	$0.94	$(0.83)	$0.11	$(0.69)	$(0.24)
11/30/2014	20.87	0.50	0.38	0.88	(0.47)	—
11/30/2013	19.96	0.26	1.21	1.47	(0.52)	(0.04)
11/30/2012	19.91	0.57	1.35	1.92	(0.70)	(1.17)
11/30/2011	20.88	0.58	(0.14)	0.44	(0.85)	(0.56)
11/30/2010	19.43	0.55	1.54	2.09	(0.48)	(0.16)

+	Unaudited
(a)	Calculated on average shares outstanding during the period.

224	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.93)	$20.23	0.59%	$24,043	0.46	%(d)	0.62	%(d)	3.86	%(d)	95%
(0.47)	21.05	4.26	25,487	0.39		0.60		2.28		93
(0.58)	20.66	7.48	10,080	0.35		0.60		2.58		79
(1.87)	19.80	10.68	10,692	0.29		0.60		1.48		47
(1.41)	19.77	1.76	460	0.45		2.50		2.43		52
(0.67)	20.78	11.07	286	0.63		5.46		2.57		33

$(0.74)	$20.13	0.24%	$683	1.21	%(d)	1.37	%(d)	3.01	%(d)	95%
(0.28)	20.83	3.43	680	1.14		1.35		1.59		93
(0.39)	20.42	6.63	736	1.10		1.35		1.77		79
(1.71)	19.53	9.80	605	1.04		1.35		2.26		47
(1.36)	19.51	1.20	654	1.21		3.34		1.84		52
(0.61)	20.59	10.17	542	1.38		7.39		1.32		33

$(0.89)	$20.37	0.56%	$602	0.56	%(d)	0.62	%(d)	3.80	%(d)	95%
(0.43)	21.16	4.17	639	0.49		0.60		2.22		93
(0.52)	20.74	7.34	643	0.45		0.60		2.60		79
(1.86)	19.84	10.48	519	0.39		0.60		2.69		47
(1.41)	19.82	1.89	377	0.48		2.51		2.59		52
(0.67)	20.82	11.04	295	0.63		5.63		2.41		33

$(0.85)	$20.30	0.44%	$1,551	0.81	%(d)	0.87	%(d)	3.27	%(d)	95%
(0.36)	21.07	3.85	1,420	0.74		0.85		1.94		93
(0.57)	20.65	7.09	1,199	0.70		0.85		2.28		79
(1.81)	19.85	10.23	1,103	0.64		0.85		0.95		47
(1.36)	19.81	1.66	14	0.74		2.82		2.54		52
(0.60)	20.80	10.73	14	0.88		5.79		2.53		33

$(0.98)	$20.53	0.76%	$29,315	0.16	%(d)	0.22	%(d)	3.38	%(d)	95%
(0.50)	21.37	4.58	17,741	0.09		0.20		2.42		93
(0.60)	20.93	7.77	7,748	0.05		0.20		2.54		79
(1.91)	20.02	10.97	5,103	—	(e)	0.20		2.06		47
(1.43)	19.95	2.13	19	0.22		2.27		2.84		52
(0.67)	20.92	11.27	14	0.43		5.41		2.97		33

$(1.00)	$20.58	0.84%	$9,419	0.06	%(d)	0.12	%(d)	4.11	%(d)	95%
(0.51)	21.42	4.63	8,752	—	(e)	0.10		2.79		93
(0.60)	20.98	7.87	10,854	—	(e)	0.12		3.05		79
(1.92)	20.04	11.07	9,182	—	(e)	0.15		3.14		47
(1.45)	19.97	2.23	5,813	0.13		2.24		3.04		52
(0.68)	20.94	11.35	5,145	0.33		5.29		3.02		33

$(0.93)	$20.46	0.61%	$1,756	0.41	%(d)	0.46	%(d)	9.06	%(d)	95%
(0.47)	21.28	4.29	9,586	0.34		0.45		2.37		93
(0.56)	20.87	7.55	8,939	0.30		0.45		1.29		79
(1.87)	19.96	10.60	16	0.24		0.45		2.95		47
(1.41)	19.91	1.99	15	0.41		2.52		2.85		52
(0.64)	20.88	11.04	14	0.58		5.55		2.82		33

(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	225

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2035:
Class A
5/31/2015+	$18.49	$0.34	$(0.17)	$0.17	$(0.63)	$(0.16)
11/30/2014	18.09	0.41	0.39	0.80	(0.40)	—
11/30/2013	16.94	0.43	1.20	1.63	(0.42)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.37	1.74	2.11	(0.17)	—
Class R
5/31/2015+	$18.43	$0.24	$(0.11)	$0.13	$(0.55)	$(0.16)
11/30/2014	18.00	0.35	0.38	0.73	(0.30)	—
11/30/2013	16.89	0.41	1.15	1.56	(0.39)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.16	1.90	2.06	(0.17)	—
Class P
5/31/2015+	$18.65	$0.28	$(0.09)	$0.19	$(0.67)	$(0.16)
11/30/2014	18.20	0.43	0.43	0.86	(0.41)	—
11/30/2013	16.99	0.49	1.20	1.69	(0.42)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.38	1.79	2.17	(0.18)	—
Class R6
5/31/2015+	$18.68	$0.38	$(0.18)	$0.20	$(0.68)	$(0.16)
11/30/2014	18.23	0.49	0.38	0.87	(0.42)	—
11/30/2013	17.00	0.54	1.17	1.71	(0.42)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.46	1.72	2.18	(0.18)	—
Administrative Class
5/31/2015+	$18.58	$1.14	$(0.99)	$0.15	$(0.62)	$(0.16)
11/30/2014	18.15	0.43	0.39	0.82	(0.39)	—
11/30/2013	16.94	0.22	1.43	1.65	(0.38)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.42	1.69	2.11	(0.17)	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

226	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.79)	$17.87	0.98%	$20,245	0.43	%(d)	0.61	%(d)	3.88	%(d)	87%
(0.40)	18.49	4.49	20,351	0.39		0.60		2.27		90
(0.48)	18.09	9.83	6,939	0.35		0.60		2.48		67
(0.17)	16.94	14.23	104	0.30	(d)	0.60	(d)	2.36	(d)	38

$(0.71)	$17.85	0.79%	$1,631	0.79	%(d)	0.87	%(d)	2.76	%(d)	87%
(0.30)	18.43	4.14	1,089	0.74		0.85		1.93		90
(0.45)	18.00	9.46	961	0.70		0.85		2.38		67
(0.17)	16.89	13.88	893	0.65	(d)	0.85	(d)	1.04	(d)	38

$(0.83)	$18.01	1.10%	$28,532	0.13	%(d)	0.21	%(d)	3.13	%(d)	87%
(0.41)	18.65	4.84	14,105	0.09		0.20		2.32		90
(0.48)	18.20	10.19	5,333	0.05		0.20		2.83		67
(0.18)	16.99	14.58	4,090	—	(d)	0.20	(d)	2.43	(d)	38

$(0.84)	$18.04	1.18%	$3,561	0.03	%(d)	0.11	%(d)	4.26	%(d)	87%
(0.42)	18.68	4.89	6,587	—	(e)	0.10		2.66		90
(0.48)	18.23	10.24	5,850	—	(e)	0.12		3.10		67
(0.18)	17.00	14.65	5,132	—	(d)(e)	0.15	(d)	3.00	(d)	38

$(0.78)	$17.95	0.90%	$907	0.38	%(d)	0.45	%(d)	12.41	%(d)	87%
(0.39)	18.58	4.60	11,550	0.34		0.45		2.33		90
(0.44)	18.15	9.95	10,427	0.30		0.45		1.29		67
(0.17)	16.94	14.23	12	0.25	(d)	0.45	(d)	2.76	(d)	38

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	227

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2040:
Class A
5/31/2015+	$21.91	$0.39	$(0.17)	$0.22	$(0.83)	$(0.52)
11/30/2014	21.45	0.48	0.50	0.98	(0.51)	(0.01)
11/30/2013	19.71	0.49	1.82	2.31	(0.53)	(0.04)
11/30/2012	20.22	0.29	1.61	1.90	(0.69)	(1.72)
11/30/2011	21.88	0.52	(0.27)	0.25	(0.97)	(0.94)
11/30/2010	20.08	0.73	1.71	2.44	(0.49)	(0.15)
Class C
5/31/2015+	$21.68	$0.32	$(0.17)	$0.15	$(0.59)	$(0.52)
11/30/2014	21.21	0.33	0.48	0.81	(0.33)	(0.01)
11/30/2013	19.53	0.34	1.80	2.14	(0.42)	(0.04)
11/30/2012	20.07	0.31	1.43	1.74	(0.56)	(1.72)
11/30/2011	21.65	0.27	(0.18)	0.09	(0.73)	(0.94)
11/30/2010	19.92	0.57	1.69	2.26	(0.38)	(0.15)
Class D
5/31/2015+	$21.93	$0.32	$(0.09)	$0.23	$(0.80)	$(0.52)
11/30/2014	21.42	0.47	0.48	0.95	(0.43)	(0.01)
11/30/2013	19.61	0.56	1.74	2.30	(0.45)	(0.04)
11/30/2012	20.16	0.41	1.44	1.85	(0.68)	(1.72)
11/30/2011	21.88	0.76	(0.51)	0.25	(1.03)	(0.94)
11/30/2010	20.05	0.52	1.92	2.44	(0.46)	(0.15)
Class R
5/31/2015+	$21.80	$0.36	$(0.17)	$0.19	$(0.75)	$(0.52)
11/30/2014	21.31	0.41	0.49	0.90	(0.40)	(0.01)
11/30/2013	19.63	0.44	1.80	2.24	(0.52)	(0.04)
11/30/2012	20.16	0.16	1.66	1.82	(0.63)	(1.72)
11/30/2011	21.85	0.56	(0.36)	0.20	(0.95)	(0.94)
11/30/2010	20.03	0.59	1.80	2.39	(0.42)	(0.15)
Class P
5/31/2015+	$22.15	$0.35	$(0.09)	$0.26	$(0.89)	$(0.52)
11/30/2014	21.63	0.50	0.56	1.06	(0.53)	(0.01)
11/30/2013	19.82	0.49	1.90	2.39	(0.54)	(0.04)
11/30/2012	20.31	0.39	1.57	1.96	(0.73)	(1.72)
11/30/2011	21.97	0.67	(0.36)	0.31	(1.03)	(0.94)
11/30/2010	20.12	0.68	1.80	2.48	(0.48)	(0.15)
Class R6
5/31/2015+	$22.19	$0.43	$(0.15)	$0.28	$(0.91)	$(0.52)
11/30/2014	21.66	0.61	0.47	1.08	(0.54)	(0.01)
11/30/2013	19.83	0.60	1.81	2.41	(0.54)	(0.04)
11/30/2012	20.33	0.56	1.41	1.97	(0.75)	(1.72)
11/30/2011	22.00	0.68	(0.36)	0.32	(1.05)	(0.94)
11/30/2010	20.13	0.70	1.82	2.52	(0.50)	(0.15)
Administrative Class
5/31/2015+	$22.02	$1.25	$(1.03)	$0.22	$(0.84)	$(0.52)
11/30/2014	21.53	0.50	0.49	0.99	(0.49)	(0.01)
11/30/2013	19.75	0.26	2.07	2.33	(0.51)	(0.04)
11/30/2012	20.26	0.52	1.38	1.90	(0.69)	(1.72)
11/30/2011	21.93	0.63	(0.36)	0.27	(1.00)	(0.94)
11/30/2010	20.09	0.65	1.80	2.45	(0.46)	(0.15)

+	Unaudited
(a)	Calculated on average shares outstanding during the period.

228	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.35)	$20.78	1.19%	$16,004	0.41	%(d)	0.60	%(d)	3.79	%(d)	89%
(0.52)	21.91	4.65	16,631	0.38		0.60		2.22		84
(0.57)	21.45	12.11	5,513	0.35		0.60		2.40		61
(2.41)	19.71	10.61	1,915	0.28		0.60		1.52		45
(1.91)	20.22	0.81	151	0.42		2.96		2.42		53
(0.64)	21.88	12.48	79	0.56		5.99		3.57		44

$(1.11)	$20.72	0.83%	$205	1.16	%(d)	1.35	%(d)	3.14	%(d)	89%
(0.34)	21.68	3.90	269	1.13		1.35		1.51		84
(0.46)	21.21	11.20	317	1.10		1.35		1.66		61
(2.28)	19.53	9.80	195	1.03		1.35		1.66		45
(1.67)	20.07	0.07	87	1.15		3.56		1.30		53
(0.53)	21.65	11.61	22	1.31		6.66		2.82		44

$(1.32)	$20.84	1.19%	$290	0.51	%(d)	0.60	%(d)	3.11	%(d)	89%
(0.44)	21.93	4.53	217	0.48		0.60		2.15		84
(0.49)	21.42	11.94	229	0.45		0.60		2.76		61
(2.40)	19.61	10.42	245	0.38		0.60		2.16		45
(1.97)	20.16	0.77	187	0.46		3.00		3.57		53
(0.61)	21.88	12.49	177	0.56		6.58		2.51		44

$(1.27)	$20.72	1.02%	$1,248	0.76	%(d)	0.85	%(d)	3.52	%(d)	89%
(0.41)	21.80	4.31	1,343	0.73		0.85		1.88		84
(0.56)	21.31	11.70	1,167	0.70		0.85		2.15		61
(2.35)	19.63	10.24	848	0.63		0.85		0.87		45
(1.89)	20.16	0.54	15	0.70		3.22		2.63		53
(0.57)	21.85	12.19	15	0.81		6.50		2.90		44

$(1.41)	$21.00	1.35%	$16,920	0.11	%(d)	0.20	%(d)	3.41	%(d)	89%
(0.54)	22.15	4.99	11,734	0.08		0.20		2.27		84
(0.58)	21.63	12.42	4,704	0.05		0.20		2.37		61
(2.45)	19.82	10.99	2,343	—	(e)	0.20		2.00		45
(1.97)	20.31	1.06	15	0.21		2.75		3.11		53
(0.63)	21.97	12.64	15	0.36		6.10		3.35		44

$(1.43)	$21.04	1.43%	$8,753	0.01	%(d)	0.10	%(d)	4.09	%(d)	89%
(0.55)	22.19	5.09	8,071	—	(e)	0.10		2.78		84
(0.58)	21.66	12.51	9,939	—	(e)	0.12		2.93		61
(2.47)	19.83	11.04	7,782	—	(e)	0.15		2.95		45
(1.99)	20.33	1.11	5,315	0.10		2.65		3.15		53
(0.65)	22.00	12.83	4,769	0.26		5.98		3.43		44

$(1.36)	$20.88	1.14%	$457	0.36	%(d)	0.45	%(d)	11.64	%(d)	89%
(0.50)	22.02	4.72	5,278	0.33		0.45		2.31		84
(0.55)	21.53	12.13	5,054	0.30		0.45		1.27		61
(2.41)	19.75	10.67	17	0.23		0.45		2.72		45
(1.94)	20.26	0.87	15	0.38		2.93		2.94		53
(0.61)	21.93	12.48	15	0.51		6.24		3.20		44

(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	229

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2045:
Class A
5/31/2015+	$19.09	$0.35	$(0.08)	$0.27	$(0.72)	$(0.24)
11/30/2014	18.67	0.41	0.49	0.90	(0.45)	(0.03)
11/30/2013	17.02	0.41	1.79	2.20	(0.46)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.32	1.92	2.24	(0.22)	—
Class R
5/31/2015+	$19.01	$0.31	$(0.07)	$0.24	$(0.66)	$(0.24)
11/30/2014	18.57	0.34	0.49	0.83	(0.36)	(0.03)
11/30/2013	16.96	0.38	1.75	2.13	(0.43)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.16	2.02	2.18	(0.22)	—
Class P
5/31/2015+	$19.24	$0.35	$(0.05)	$0.30	$(0.77)	$(0.24)
11/30/2014	18.77	0.40	0.57	0.97	(0.47)	(0.03)
11/30/2013	17.06	0.47	1.79	2.26	(0.46)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.39	1.89	2.28	(0.22)	—
Class R6
5/31/2015+	$19.28	$0.47	$(0.16)	$0.31	$(0.78)	$(0.24)
11/30/2014	18.80	0.49	0.49	0.98	(0.47)	(0.03)
11/30/2013	17.07	0.52	1.76	2.28	(0.46)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.50	1.79	2.29	(0.22)	—
Administrative Class
5/31/2015+	$19.15	$1.00	$(0.74)	$0.26	$(0.72)	$(0.24)
11/30/2014	18.71	0.42	0.49	0.91	(0.44)	(0.03)
11/30/2013	17.01	0.22	1.99	2.21	(0.42)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.44	1.79	2.23	(0.22)	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.
(f)	Less than 0.01%.

230	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.96)	$18.40	1.58%	$10,929	0.40	%(d)	0.61	%(d)	3.82	%(d)	90%
(0.48)	19.09	4.89	10,080	0.37		0.60		2.17		69
(0.55)	18.67	13.33	4,313	0.33		0.60		2.31		51
(0.22)	17.02	15.09	61	0.29	(d)	0.60	(d)	2.08	(d)	38

$(0.90)	$18.35	1.40%	$509	0.75	%(d)	0.86	%(d)	3.45	%(d)	90%
(0.39)	19.01	4.52	449	0.72		0.85		1.82		69
(0.52)	18.57	12.94	356	0.68		0.85		2.17		51
(0.22)	16.96	14.67	293	0.64	(d)	0.85	(d)	1.07	(d)	38

$(1.01)	$18.53	1.73%	$11,043	0.10	%(d)	0.21	%(d)	3.84	%(d)	90%
(0.50)	19.24	5.26	8,793	0.07		0.20		2.10		69
(0.55)	18.77	13.68	2,286	0.03		0.20		2.63		51
(0.22)	17.06	15.37	1,584	—	(d)(e)	0.20	(d)	2.46	(d)	38

$(1.02)	$18.57	1.79%	$1,525	—	%(d)(e)(f)	0.10	%(d)	5.08	%(d)	90%
(0.50)	19.28	5.33	5,477	—	(e)	0.10		2.55		69
(0.55)	18.80	13.80	4,587	—	(e)	0.12		2.91		51
(0.22)	17.07	15.44	3,733	—	(d)(e)	0.15	(d)	3.23	(d)	38

$(0.96)	$18.45	1.53%	$319	0.35	%(d)	0.45	%(d)	10.77	%(d)	90%
(0.47)	19.15	4.95	1,763	0.32		0.45		2.24		69
(0.51)	18.71	13.40	1,542	0.28		0.45		1.23		51
(0.22)	17.01	15.02	12	0.24	(d)	0.45	(d)	2.84	(d)	38

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	231

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2050:
Class A
5/31/2015+	$21.87	$0.38	$(0.09)	$0.29	$(0.87)	$(0.58)
11/30/2014	21.55	0.44	0.58	1.02	(0.57)	(0.13)
11/30/2013	19.48	0.42	2.32	2.74	(0.60)	(0.07)
11/30/2012	20.16	0.28	1.59	1.87	(0.76)	(1.79)
11/30/2011	22.00	0.61	(0.34)	0.27	(1.09)	(1.02)
11/30/2010	20.07	0.62	1.93	2.55	(0.43)	(0.19)
Class C
5/31/2015+	$21.62	$0.30	$(0.09)	$0.21	$(0.70)	$(0.58)
11/30/2014	21.34	0.30	0.55	0.85	(0.44)	(0.13)
11/30/2013	19.25	0.30	2.27	2.57	(0.41)	(0.07)
11/30/2012	19.92	0.27	1.44	1.71	(0.59)	(1.79)
11/30/2011	21.85	0.44	(0.34)	0.10	(1.01)	(1.02)
11/30/2010	19.96	0.43	1.96	2.39	(0.31)	(0.19)
Class D
5/31/2015+	$21.91	$0.43	$(0.13)	$0.30	$(0.80)	$(0.58)
11/30/2014	21.58	0.46	0.52	0.98	(0.52)	(0.13)
11/30/2013	19.48	0.45	2.28	2.73	(0.56)	(0.07)
11/30/2012	20.15	0.48	1.37	1.85	(0.73)	(1.79)
11/30/2011	22.01	0.59	(0.34)	0.25	(1.09)	(1.02)
11/30/2010	20.09	0.62	1.93	2.55	(0.44)	(0.19)
Class R
5/31/2015+	$21.80	$0.33	$(0.07)	$0.26	$(0.78)	$(0.58)
11/30/2014	21.46	0.39	0.53	0.92	(0.45)	(0.13)
11/30/2013	19.47	0.37	2.29	2.66	(0.60)	(0.07)
11/30/2012	20.12	0.18	1.64	1.82	(0.68)	(1.79)
11/30/2011	21.97	0.58	(0.37)	0.21	(1.04)	(1.02)
11/30/2010	20.06	0.61	1.88	2.49	(0.39)	(0.19)
Class P
5/31/2015+	$22.14	$0.39	$(0.06)	$0.33	$(0.92)	$(0.58)
11/30/2014	21.77	0.45	0.64	1.09	(0.59)	(0.13)
11/30/2013	19.64	0.48	2.35	2.83	(0.63)	(0.07)
11/30/2012	20.27	0.38	1.56	1.94	(0.78)	(1.79)
11/30/2011	22.10	0.69	(0.39)	0.30	(1.11)	(1.02)
11/30/2010	20.14	0.71	1.89	2.60	(0.45)	(0.19)
Class R6
5/31/2015+	$22.20	$0.47	$(0.13)	$0.34	$(0.93)	$(0.58)
11/30/2014	21.80	0.57	0.55	1.12	(0.59)	(0.13)
11/30/2013	19.66	0.55	2.29	2.84	(0.63)	(0.07)
11/30/2012	20.30	0.58	1.38	1.96	(0.81)	(1.79)
11/30/2011	22.12	0.69	(0.35)	0.34	(1.14)	(1.02)
11/30/2010	20.16	0.73	1.89	2.62	(0.47)	(0.19)
Administrative Class
5/31/2015+	$22.03	$0.73	$(0.44)	$0.29	$(0.86)	$(0.58)
11/30/2014	21.69	0.49	0.54	1.03	(0.56)	(0.13)
11/30/2013	19.58	0.22	2.55	2.77	(0.59)	(0.07)
11/30/2012	20.23	0.53	1.36	1.89	(0.75)	(1.79)
11/30/2011	22.06	0.65	(0.38)	0.27	(1.08)	(1.02)
11/30/2010	20.11	0.68	1.89	2.57	(0.43)	(0.19)

+	Unaudited
(a)	Calculated on average shares outstanding during the period.

232	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.45)	$20.71	1.53%	$5,184	0.36	%(d)	0.61	%(d)	3.74	%(d)	95%
(0.70)	21.87	4.85	4,772	0.35		0.60		2.02		78
(0.67)	21.55	14.50	1,014	0.30		0.60		2.08		54
(2.55)	19.48	10.64	1,371	0.26		0.60		1.45		47
(2.11)	20.16	0.80	71	0.41		2.92		2.85		51
(0.62)	22.00	13.02	57	0.56		6.28		3.05		37

$(1.28)	$20.55	1.15%	$155	1.11	%(d)	1.36	%(d)	2.96	%(d)	95%
(0.57)	21.62	4.08	138	1.10		1.35		1.38		78
(0.48)	21.34	13.64	119	1.05		1.35		1.48		54
(2.38)	19.25	9.78	60	1.01		1.35		1.44		47
(2.03)	19.92	(0.01)	48	1.17		3.70		2.09		51
(0.50)	21.85	12.21	35	1.31		7.37		2.11		37

$(1.38)	$20.83	1.55%	$237	0.46	%(d)	0.61	%(d)	4.19	%(d)	95%
(0.65)	21.91	4.68	288	0.45		0.60		2.13		78
(0.63)	21.58	14.42	333	0.40		0.60		2.21		54
(2.52)	19.48	10.51	202	0.36		0.60		2.55		47
(2.11)	20.15	0.75	189	0.44		3.02		2.74		51
(0.63)	22.01	12.99	166	0.56		6.36		3.04		37

$(1.36)	$20.70	1.39%	$665	0.71	%(d)	0.86	%(d)	3.24	%(d)	95%
(0.58)	21.80	4.41	584	0.70		0.85		1.79		78
(0.67)	21.46	14.11	497	0.65		0.85		1.85		54
(2.47)	19.47	10.30	359	0.61		0.85		0.96		47
(2.06)	20.12	0.51	17	0.69		3.21		2.71		51
(0.58)	21.97	12.75	17	0.81		6.49		2.98		37

$(1.50)	$20.97	1.71%	$8,007	0.06	%(d)	0.21	%(d)	3.77	%(d)	95%
(0.72)	22.14	5.13	5,234	0.05		0.20		2.06		78
(0.70)	21.77	14.90	1,397	—		0.20		2.34		54
(2.57)	19.64	11.00	762	—	(e)	0.20		1.98		47
(2.13)	20.27	0.96	15	0.19		2.75		3.21		51
(0.64)	22.10	13.26	15	0.36		6.08		3.48		37

$(1.51)	$21.03	1.75%	$6,055	—	%(d)(e)(f)	0.10	%(d)	4.46	%(d)	95%
(0.72)	22.20	5.27	9,227	—	(e)	0.10		2.58		78
(0.70)	21.80	14.94	8,935	—	(e)	0.12		2.68		54
(2.60)	19.66	11.06	6,431	—	(e)	0.15		3.03		47
(2.16)	20.30	1.11	5,149	0.09		2.65		3.22		51
(0.66)	22.12	13.34	4,619	0.26		5.97		3.56		37

$(1.44)	$20.88	1.53%	$497	0.31	%(d)	0.45	%(d)	7.00	%(d)	95%
(0.69)	22.03	4.87	1,245	0.30		0.45		2.25		78
(0.66)	21.69	14.66	1,194	0.25		0.45		1.07		54
(2.54)	19.58	10.62	17	0.21		0.45		2.77		47
(2.10)	20.23	0.82	15	0.37		2.93		3.04		51
(0.62)	22.06	13.09	15	0.51		6.23		3.32		37

(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.
(f)	Less than 0.01%.

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	233

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2055:
Class A
5/31/2015+	$18.70	$0.29	$(0.02)	$0.27	$(0.77)	$(0.42)
11/30/2014	18.51	0.39	0.50	0.89	(0.49)	(0.21)
11/30/2013	17.02	0.26	2.11	2.37	(0.59)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.44	1.80	2.24	(0.22)	—
Class R
5/31/2015+	$18.63	$0.25	$(0.01)	$0.24	$(0.71)	$(0.42)
11/30/2014	18.42	0.30	0.53	0.83	(0.41)	(0.21)
11/30/2013	16.97	0.30	2.00	2.30	(0.56)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.31	1.88	2.19	(0.22)	—
Class P
5/31/2015+	$18.85	$0.30	$—	$0.30	$(0.80)	$(0.42)
11/30/2014	18.61	0.38	0.57	0.95	(0.50)	(0.21)
11/30/2013	17.08	0.34	2.09	2.43	(0.61)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.43	1.87	2.30	(0.22)	—
Class R6
5/31/2015+	$18.90	$0.35	$(0.05)	$0.30	$(0.81)	$(0.42)
11/30/2014	18.64	0.47	0.50	0.97	(0.50)	(0.21)
11/30/2013	17.09	0.49	1.96	2.45	(0.61)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.50	1.81	2.31	(0.22)	—
Administrative Class
5/31/2015+	$18.76	$0.58	$(0.31)	$0.27	$(0.77)	$(0.42)
11/30/2014	18.55	0.38	0.52	0.90	(0.48)	(0.21)
11/30/2013	17.03	0.22	2.16	2.38	(0.57)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.44	1.81	2.25	(0.22)	—

+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.
(f)	Less than 0.01%.

234	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.19)	$17.78	1.62%	$1,373	0.37	%(d)	0.60	%(d)	3.28	%(d)	85%
(0.70)	18.70	4.96	1,089	0.35		0.60		2.11		74
(0.88)	18.51	14.59	135	0.30		0.60		1.52		41
(0.22)	17.02	15.10	11	0.27	(d)	0.60	(d)	2.82	(d)	31

$(1.13)	$17.74	1.45%	$203	0.72	%(d)	0.85	%(d)	2.79	%(d)	85%
(0.62)	18.63	4.61	144	0.70		0.85		1.61		74
(0.85)	18.42	14.22	72	0.65		0.85		1.75		41
(0.22)	16.97	14.75	39	0.62	(d)	0.85	(d)	1.99	(d)	31

$(1.22)	$17.93	1.79%	$1,600	0.07	%(d)	0.20	%(d)	3.38	%(d)	85%
(0.71)	18.85	5.27	1,362	0.05		0.20		2.04		74
(0.90)	18.61	14.88	240	—		0.20		1.96		41
(0.22)	17.08	15.52	59	—	(d)(e)	0.20	(d)	2.77	(d)	31

$(1.23)	$17.97	1.78%	$5,138	—	%(d)(e)(f)	0.10	%(d)	3.98	%(d)	85%
(0.71)	18.90	5.37	4,934	—	(e)	0.10		2.52		74
(0.90)	18.64	15.06	4,388	—	(e)	0.12		2.77		41
(0.22)	17.09	15.52	3,509	—	(d)(e)	0.15	(d)	3.21	(d)	31

$(1.19)	$17.84	1.58%	$168	0.32	%(d)	0.45	%(d)	6.45	%(d)	85%
(0.69)	18.76	5.00	357	0.30		0.45		2.06		74
(0.86)	18.55	14.67	221	0.25		0.45		1.22		41
(0.22)	17.03	15.17	11	0.22	(d)	0.46	(d)	2.87	(d)	31

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	235

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement Income:
Class A
5/31/2015+	$19.35	$0.33	$(0.24)	$0.09	$(0.46)	$(0.46)
11/30/2014	18.96	0.42	0.31	0.73	(0.34)	—
11/30/2013	19.20	0.50	0.03	0.53	(0.66)	(0.08)
11/30/2012	18.27	0.48	1.23	1.71	(0.58)	(0.20)
11/30/2011	18.52	0.37	0.25	0.62	(0.67)	(0.20)
11/30/2010	17.81	0.47	1.05	1.52	(0.61)	(0.20)
Class C
5/31/2015+	$19.14	$0.27	$(0.25)	$0.02	$(0.39)	$(0.46)
11/30/2014	18.76	0.27	0.31	0.58	(0.20)	—
11/30/2013	18.99	0.37	0.01	0.38	(0.50)	(0.08)
11/30/2012	18.09	0.31	1.24	1.55	(0.45)	(0.20)
11/30/2011	18.36	0.27	0.21	0.48	(0.55)	(0.20)
11/30/2010	17.83	0.28	1.11	1.39	(0.66)	(0.20)
Class D
5/31/2015+	$19.45	$0.33	$(0.25)	$0.08	$(0.45)	$(0.46)
11/30/2014	19.05	0.40	0.32	0.72	(0.32)	—
11/30/2013	19.29	0.45	0.05	0.50	(0.63)	(0.08)
11/30/2012	18.36	0.30	1.41	1.71	(0.58)	(0.20)
11/30/2011	18.60	0.49	0.13	0.62	(0.66)	(0.20)
11/30/2010	17.83	0.49	1.04	1.53	(0.56)	(0.20)
Class R
5/31/2015+	$19.95	$0.31	$(0.25)	$0.06	$(0.43)	$(0.46)
11/30/2014	19.53	0.36	0.33	0.69	(0.27)	—
11/30/2013	19.74	0.46	0.01	0.47	(0.57)	(0.08)
11/30/2012	18.77	0.24	1.45	1.69	(0.52)	(0.20)
11/30/2011	18.73	0.53	0.05	0.58	(0.34)	(0.20)
11/30/2010	17.86	0.49	1.01	1.50	(0.43)	(0.20)
Class P
5/31/2015+	$19.61	$0.34	$(0.22)	$0.12	$(0.49)	$(0.46)
11/30/2014	19.20	0.47	0.34	0.81	(0.40)	—
11/30/2013	19.44	0.46	0.13	0.59	(0.72)	(0.08)
11/30/2012	18.49	0.32	1.48	1.80	(0.65)	(0.20)
11/30/2011	18.41	0.63	0.03	0.66	(0.38)	(0.20)
11/30/2010	17.85	0.57	0.99	1.56	(0.80)	(0.20)
Class R6
5/31/2015+	$19.23	$0.38	$(0.26)	$0.12	$(0.50)	$(0.46)
11/30/2014	18.83	0.49	0.33	0.82	(0.42)	—
11/30/2013	19.08	0.56	0.03	0.59	(0.73)	(0.08)
11/30/2012	18.16	0.49	1.28	1.77	(0.65)	(0.20)
11/30/2011	18.40	0.65	0.02	0.67	(0.71)	(0.20)
11/30/2010	17.85	0.57	1.01	1.58	(0.83)	(0.20)
Administrative Class
5/31/2015+	$19.56	$1.06	$(1.01)	$0.05	$(0.40)	$(0.46)
11/30/2014	19.15	0.43	0.33	0.76	(0.35)	—
11/30/2013	19.41	0.22	0.32	0.54	(0.69)	(0.08)
11/30/2012	18.46	0.49	1.26	1.75	(0.60)	(0.20)
11/30/2011	18.40	0.59	0.03	0.62	(0.36)	(0.20)
11/30/2010	17.83	0.54	0.99	1.53	(0.76)	(0.20)

+	Unaudited
(a)	Calculated on average shares outstanding during the period.

236	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Distributions from Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$—	$(0.92)	$18.52	0.57%	$6,389	0.47	%(d)	0.62	%(d)	3.55	%(d)	96%
—	(0.34)	19.35	3.88	6,324	0.40		0.60		2.18		101
(0.03)	(0.77)	18.96	2.78	4,326	0.39		0.60		2.64		81
—	(0.78)	19.20	9.68	4,891	0.40		0.60		2.57		51
—	(0.87)	18.27	3.45	4,427	0.46		1.60		2.01		74
—	(0.81)	18.52	8.86	595	0.52		5.29		2.65		22

$—	$(0.85)	$18.31	0.19%	$3,689	1.22	%(d)	1.37	%(d)	2.94	%(d)	96%
—	(0.20)	19.14	3.12	3,984	1.15		1.35		1.42		101
(0.03)	(0.61)	18.76	2.03	4,359	1.14		1.35		1.99		81
—	(0.65)	18.99	8.84	6,935	1.15		1.35		1.70		51
—	(0.75)	18.09	2.71	5,820	1.22		2.48		1.50		74
—	(0.86)	18.36	8.09	1,398	1.27		6.16		1.56		22

$—	$(0.91)	$18.62	0.51%	$975	0.57	%(d)	0.62	%(d)	3.53	%(d)	96%
—	(0.32)	19.45	3.79	1,012	0.50		0.60		2.07		101
(0.03)	(0.74)	19.05	2.70	1,111	0.49		0.60		2.37		81
—	(0.78)	19.29	9.53	1,553	0.50		0.60		1.59		51
—	(0.86)	18.36	3.42	326	0.51		2.21		2.65		74
—	(0.76)	18.60	8.89	179	0.52		5.75		2.75		22

$—	$(0.89)	$19.12	0.38%	$228	0.82	%(d)	0.87	%(d)	3.22	%(d)	96%
—	(0.27)	19.95	3.55	215	0.75		0.85		1.80		101
(0.03)	(0.68)	19.53	2.46	152	0.74		0.85		2.36		81
—	(0.72)	19.74	9.28	183	0.75		0.85		1.29		51
—	(0.54)	18.77	3.18	17	0.76		4.59		2.82		74
—	(0.63)	18.73	8.61	15	0.77		5.62		2.70		22

$—	$(0.95)	$18.78	0.70%	$6,685	0.17	%(d)	0.22	%(d)	3.59	%(d)	96%
—	(0.40)	19.61	4.23	6,349	0.11		0.21		2.39		101
(0.03)	(0.83)	19.20	3.12	4,427	0.09		0.20		2.42		81
—	(0.85)	19.44	10.05	4,751	0.10		0.20		1.71		51
—	(0.58)	18.49	3.69	14	0.26		4.47		3.38		74
—	(1.00)	18.41	9.13	13	0.32		5.13		3.20		22

$—	$(0.96)	$18.39	0.72%	$7,049	0.07	%(d)	0.11	%(d)	4.13	%(d)	96%
—	(0.42)	19.23	4.36	9,496	—	(e)(f)	0.10		2.56		101
(0.03)	(0.84)	18.83	3.23	9,487	—	(e)	0.12		2.96		81
—	(0.85)	19.08	10.11	11,294	—		0.15		2.64		51
—	(0.91)	18.16	3.77	4,904	0.16		1.81		3.53		74
—	(1.03)	18.40	9.24	4,803	0.22		5.04		3.22		22

$—	$(0.86)	$18.75	0.31%	$45	0.40	%(d)	0.45	%(d)	10.82	%(d)	96%
—	(0.35)	19.56	3.97	2,001	0.35		0.45		2.20		101
(0.03)	(0.80)	19.15	2.92	2,461	0.34		0.45		1.16		81
—	(0.80)	19.41	9.71	15	0.35		0.45		2.59		51
—	(0.56)	18.46	3.49	14	0.44		4.65		3.21		74
—	(0.96)	18.40	8.94	13	0.47		5.28		3.05		22

(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total investment return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.
(f)	Less than 0.01%.

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	237

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Allocation:
Class A
5/31/2015+	$12.18	$0.22	$0.05	$0.27	$(0.37)	$(0.13)
11/30/2014	11.90	0.30	0.25	0.55	(0.27)	—
11/30/2013	11.07	0.31	0.95	1.26	(0.43)	—
11/30/2012	10.30	0.25	0.84	1.09	(0.32)	—
11/30/2011	10.58	0.25	(0.14)	0.11	(0.39)	—
11/30/2010	9.84	0.26	0.85	1.11	(0.37)	—
Class B
5/31/2015+	$12.44	$0.22	$—	$0.22	$(0.32)	$(0.13)
11/30/2014	12.13	0.23	0.25	0.48	(0.17)	—
11/30/2013	11.27	0.26	0.94	1.20	(0.34)	—
11/30/2012	10.48	0.21	0.81	1.02	(0.23)	—
11/30/2011	10.74	0.22	(0.20)	0.02	(0.28)	—
11/30/2010	9.92	0.22	0.83	1.05	(0.23)	—
Class C
5/31/2015+	$12.33	$0.18	$0.05	$0.23	$(0.33)	$(0.13)
11/30/2014	12.04	0.22	0.24	0.46	(0.17)	—
11/30/2013	11.19	0.23	0.96	1.19	(0.34)	—
11/30/2012	10.41	0.17	0.85	1.02	(0.24)	—
11/30/2011	10.69	0.18	(0.16)	0.02	(0.30)	—
11/30/2010	9.89	0.19	0.85	1.04	(0.24)	—
Class D
5/31/2015+	$12.13	$0.21	$0.05	$0.26	$(0.37)	$(0.13)
11/30/2014	11.85	0.28	0.27	0.55	(0.27)	—
11/30/2013	11.03	0.23	1.03	1.26	(0.44)	—
11/30/2012	10.27	0.24	0.84	1.08	(0.32)	—
11/30/2011	10.56	0.17	(0.06)	0.11	(0.40)	—
11/30/2010	9.83	0.23	0.87	1.10	(0.37)	—
Class R
5/31/2015+	$12.13	$0.20	$0.05	$0.25	$(0.36)	$(0.13)
11/30/2014	11.84	0.28	0.26	0.54	(0.25)	—
11/30/2013	11.02	0.28	0.95	1.23	(0.41)	—
11/30/2012	10.26	0.21	0.84	1.05	(0.29)	—
11/30/2011	10.54	0.23	(0.15)	0.08	(0.36)	—
11/30/2010	9.81	0.24	0.84	1.08	(0.35)	—

+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.

238	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.50)	$11.95	2.40%	$59,623	0.49	%(d)	1.27	%(d)	3.74	%(d)	98%
(0.27)	12.18	4.62	65,499	0.40		1.34		2.48		48
(0.43)	11.90	11.79	69,565	0.41		1.36		2.68		45
(0.32)	11.07	10.64	70,312	0.43		1.38		2.32		57
(0.39)	10.30	0.95	73,816	0.47		1.35		2.32		64
(0.37)	10.58	11.56	72,415	0.51		1.42		2.58		46

$(0.45)	$12.21	1.93%	$969	1.19	%(d)	2.07	%(d)	3.69	%(d)	98%
(0.17)	12.44	3.96	1,823	1.11		2.10		1.88		48
(0.34)	12.13	10.84	2,874	1.14		2.18		2.25		45
(0.23)	11.27	9.90	4,307	1.19		2.09		1.96		57
(0.28)	10.48	0.15	9,467	1.22		2.10		1.95		64
(0.23)	10.74	10.86	18,030	1.26		2.19		2.13		46

$(0.46)	$12.10	2.00%	$58,542	1.22	%(d)	2.01	%(d)	2.96	%(d)	98%
(0.17)	12.33	3.88	62,275	1.13		2.08		1.78		48
(0.34)	12.04	10.81	68,756	1.14		2.10		1.98		45
(0.24)	11.19	9.90	71,375	1.18		2.11		1.59		57
(0.30)	10.41	0.15	78,367	1.22		2.09		1.64		64
(0.24)	10.69	10.65	87,546	1.26		2.16		1.93		46

$(0.50)	$11.89	2.34%	$2,379	0.50	%(d)	1.27	%(d)	3.52	%(d)	98%
(0.27)	12.13	4.68	2,241	0.39		1.37		2.31		48
(0.44)	11.85	11.70	1,189	0.37		1.39		1.99		45
(0.32)	11.03	10.68	266	0.46		1.33		2.25		57
(0.40)	10.27	0.95	197	0.45		1.38		1.56		64
(0.37)	10.56	11.48	34	0.51		1.41		2.28		46

$(0.49)	$11.89	2.25%	$18	0.66	%(d)	1.48	%(d)	3.42	%(d)	98%
(0.25)	12.13	4.57	17	0.56		1.53		2.32		48
(0.41)	11.84	11.44	17	0.59		1.54		2.42		45
(0.29)	11.02	10.44	15	0.67		1.56		2.02		57
(0.36)	10.26	0.73	14	0.72		1.59		2.11		64
(0.35)	10.54	11.30	13	0.76		1.64		2.38		46

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	239

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Allocation (cont’d)
Class P
5/31/2015+	$12.19	$0.22	$0.06	$0.28	$(0.39)	$(0.13)
11/30/2014	11.90	0.32	0.26	0.58	(0.29)	—
11/30/2013	11.07	0.32	0.96	1.28	(0.45)	—
11/30/2012	10.28	0.29	0.81	1.10	(0.31)	—
11/30/2011	10.56	0.27	(0.14)	0.13	(0.41)	—
11/30/2010	9.84	0.26	0.86	1.12	(0.40)	—
Institutional Class
5/31/2015+	$12.07	$0.22	$0.05	$0.27	$(0.39)	$(0.13)
11/30/2014	11.78	0.32	0.27	0.59	(0.30)	—
11/30/2013	10.97	0.32	0.95	1.27	(0.46)	—
11/30/2012	10.21	0.26	0.84	1.10	(0.34)	—
11/30/2011	10.48	0.27	(0.13)	0.14	(0.41)	—
11/30/2010	9.77	0.29	0.83	1.12	(0.41)	—
Administrative Class
5/31/2015+	$12.47	$0.22	$0.05	$0.27	$(0.37)	$(0.13)
11/30/2014	12.17	0.30	0.27	0.57	(0.27)	—
11/30/2013	11.30	0.43	0.85	1.28	(0.41)	—
11/30/2012	10.51	0.26	0.84	1.10	(0.31)	—
11/30/2011	10.78	0.13	(0.01)	0.12	(0.39)	—
11/30/2010	9.83	0.27	0.86	1.13	(0.18)	—

+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.

240	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.52)	$11.95	2.44%	$2,245	0.26	%(d)	1.07	%(d)	3.71	%(d)	98%
(0.29)	12.19	4.96	2,139	0.16		1.12		2.68		48
(0.45)	11.90	11.92	1,960	0.19		1.13		2.81		45
(0.31)	11.07	10.91	1,340	0.25		1.37		2.75		57
(0.41)	10.28	1.13	1,996	0.27		1.22		2.52		64
(0.40)	10.56	11.77	6,433	0.31		1.39		2.54		46

$(0.52)	$11.82	2.38%	$78,669	0.25	%(d)	1.03	%(d)	3.75	%(d)	98%
(0.30)	12.07	5.01	74,957	0.16		1.11		2.69		48
(0.46)	11.78	11.90	68,675	0.16		1.11		2.81		45
(0.34)	10.97	11.01	57,357	0.15		1.14		2.47		57
(0.41)	10.21	1.31	47,916	0.16		1.12		2.50		64
(0.41)	10.48	11.88	37,093	0.21		1.15		2.91		46

$(0.50)	$12.24	2.31%	$25	0.51	%(d)	1.21	%(d)	3.56	%(d)	98%
(0.27)	12.47	4.68	33	0.41		1.27		2.45		48
(0.41)	12.17	11.59	24	0.41		1.48		3.73		45
(0.31)	11.30	10.70	1,653	0.40		1.42		2.35		57
(0.39)	10.51	1.05	1,649	0.41		1.36		1.19		64
(0.18)	10.78	11.62	14	0.46		1.37		2.68		46

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	241

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Dynamic Allocation:
Class A
5/31/2015+	$21.93	$0.38	$(0.10)	$0.28	$(0.81)	$(2.08)
11/30/2014	24.70	0.44	0.31	0.75	(0.66)	(2.86)
11/30/2013	22.04	0.42	3.07	3.49	(0.61)	(0.22)
11/30/2012	20.72	0.51	1.71	2.22	(0.59)	(0.31)
11/30/2011	22.03	0.45	(0.33)	0.12	(0.91)	(0.52)
11/30/2010	19.96	0.47	2.09	2.56	(0.35)	(0.14)
Class C
5/31/2015+	$21.52	$0.31	$(0.11)	$0.20	$(0.65)	$(2.08)
11/30/2014	24.28	0.25	0.32	0.57	(0.47)	(2.86)
11/30/2013	21.71	0.30	2.97	3.27	(0.48)	(0.22)
11/30/2012	20.49	0.30	1.74	2.04	(0.51)	(0.31)
11/30/2011	21.81	0.24	(0.28)	(0.04)	(0.76)	(0.52)
11/30/2010	19.87	0.44	1.96	2.40	(0.32)	(0.14)
Class D
5/31/2015+	$21.79	$0.43	$(0.16)	$0.27	$(0.75)	$(2.08)
11/30/2014	24.58	0.50	0.25	0.75	(0.68)	(2.86)
11/30/2013	22.00	0.31	3.16	3.47	(0.67)	(0.22)
11/30/2012	20.78	0.37	1.85	2.22	(0.69)	(0.31)
11/30/2011	22.06	0.48	(0.36)	0.12	(0.88)	(0.52)
11/30/2010	19.96	0.63	1.94	2.57	(0.33)	(0.14)
Class R
5/31/2015+	$21.79	$0.35	$(0.09)	$0.26	$(0.78)	$(2.08)
11/30/2014	24.62	0.40	0.30	0.70	(0.67)	(2.86)
11/30/2013	21.90	0.23	3.20	3.43	(0.49)	(0.22)
11/30/2012	20.73	0.39	1.77	2.16	(0.68)	(0.31)
11/30/2011	22.01	0.40	(0.34)	0.06	(0.82)	(0.52)
11/30/2010	19.93	0.62	1.91	2.53	(0.31)	(0.14)
Class P
5/31/2015+	$21.94	$0.38	$(0.09)	$0.29	$(0.86)	$(2.08)
11/30/2014	24.71	0.46	0.33	0.79	(0.70)	(2.86)
11/30/2013	22.08	0.38	3.14	3.52	(0.67)	(0.22)
11/30/2012	20.85	0.49	1.77	2.26	(0.72)	(0.31)
11/30/2011	22.12	0.63	(0.48)	0.15	(0.90)	(0.52)
11/30/2010	19.99	0.71	1.91	2.62	(0.35)	(0.14)
Institutional Class
5/31/2015+	$22.00	$0.34	$(0.04)	$0.30	$(0.88)	$(2.08)
11/30/2014	24.74	0.48	0.34	0.82	(0.70)	(2.86)
11/30/2013	22.10	0.56	2.99	3.55	(0.69)	(0.22)
11/30/2012	20.87	0.51	1.78	2.29	(0.75)	(0.31)
11/30/2011	22.14	0.65	(0.48)	0.17	(0.92)	(0.52)
11/30/2010	20.00	0.73	1.91	2.64	(0.36)	(0.14)
Administrative Class
5/31/2015+	$21.90	$0.38	$(0.10)	$0.28	$(0.84)	$(2.08)
11/30/2014	24.67	0.42	0.33	0.75	(0.66)	(2.86)
11/30/2013	22.04	0.48	3.01	3.49	(0.64)	(0.22)
11/30/2012	20.81	0.46	1.77	2.23	(0.69)	(0.31)
11/30/2011	22.08	0.59	(0.47)	0.12	(0.87)	(0.52)
11/30/2010	19.97	0.68	1.90	2.58	(0.33)	(0.14)

+	Unaudited
(a)	Calculated on average shares outstanding during the period.

242	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(2.89)	$19.32	1.66%	$1,108	0.53	%(d)	4.06	%(d)	3.97	%(d)	104%
(3.52)	21.93	3.40	1,042	0.40		4.53		2.00		62
(0.83)	24.70	16.42	1,344	0.40		3.84		1.82		101
(0.90)	22.04	11.17	841	0.41		4.12		2.40		51
(1.43)	20.72	0.17	1,283	0.47		3.23		2.02		85
(0.49)	22.03	13.08	815	0.54		5.64		2.29		66

$(2.73)	$18.99	1.27%	$1,318	1.29	%(d)	4.75	%(d)	3.25	%(d)	104%
(3.33)	21.52	2.57	1,346	1.18		5.31		1.16		62
(0.70)	24.28	15.52	1,455	1.18		4.53		1.33		101
(0.82)	21.71	10.34	1,277	1.18		4.65		1.44		51
(1.28)	20.49	(0.53)	1,241	1.20		4.46		1.13		85
(0.46)	21.81	12.34	497	1.29		6.28		2.18		66

$(2.83)	$19.23	1.66%	$96	0.50	%(d)	3.92	%(d)	4.46	%(d)	104%
(3.54)	21.79	3.41	137	0.40		4.51		2.29		62
(0.89)	24.58	16.43	413	0.40		4.16		1.36		101
(1.00)	22.00	11.13	105	0.41		3.95		1.73		51
(1.40)	20.78	0.19	37	0.45		3.60		2.20		85
(0.47)	22.06	13.15	22	0.54		5.48		3.05		66

$(2.86)	$19.19	1.56%	$160	0.77	%(d)	4.39	%(d)	3.67	%(d)	104%
(3.53)	21.79	3.17	145	0.63		4.99		1.79		62
(0.71)	24.62	16.13	111	0.63		4.28		1.00		101
(0.99)	21.90	10.89	38	0.65		4.16		1.87		51
(1.34)	20.73	(0.08)	36	0.71		3.90		1.84		85
(0.45)	22.01	12.91	15	0.79		5.61		3.04		66

$(2.94)	$19.29	1.74%	$49	0.37	%(d)	3.75	%(d)	3.90	%(d)	104%
(3.56)	21.94	3.57	43	0.23		4.40		2.06		62
(0.89)	24.71	16.62	41	0.23		3.76		1.65		101
(1.03)	22.08	11.35	17	0.23		3.67		2.32		51
(1.42)	20.85	0.34	15	0.27		3.26		2.84		85
(0.49)	22.12	13.38	15	0.34		5.21		3.48		66

$(2.96)	$19.34	1.80%	$5,205	0.29	%(d)	3.75	%(d)	3.54	%(d)	104%
(3.56)	22.00	3.69	3,401	0.13		4.30		2.16		62
(0.91)	24.74	16.71	3,296	0.13		3.48		2.43		101
(1.06)	22.10	11.51	5,008	0.13		3.84		2.42		51
(1.44)	20.87	0.43	4,483	0.17		3.16		2.95		85
(0.50)	22.14	13.49	4,484	0.24		5.11		3.58		66

$(2.92)	$19.26	1.70%	$27	0.51	%(d)	3.95	%(d)	3.91	%(d)	104%
(3.52)	21.90	3.38	26	0.38		4.55		1.90		62
(0.86)	24.67	16.48	20	0.38		3.79		2.09		101
(1.00)	22.04	11.20	17	0.38		3.82		2.17		51
(1.39)	20.81	0.20	15	0.42		3.41		2.69		85
(0.47)	22.08	13.20	15	0.49		5.36		3.33		66

(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	243

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Megatrends:
Class A
2/2/2015* - 5/31/2015+	$15.00	$(0.01)		$1.06	$1.05	$—	$—
Class P
2/2/2015* - 5/31/2015+	$15.00	$—	(g)	$1.06	$1.06	$—	$—
Institutional Class
2/2/2015* - 5/31/2015+	$15.00	$0.01		$1.05	$1.06	$—	$—
AllianzGI Behavioral Advantage Large Cap:
Class A
5/31/2015+	$25.67	$0.13		$0.54	$0.67	$(0.35)	$(5.86)
11/30/2014	23.72	0.24		2.79	3.03	(0.24)	(0.84)
11/30/2013	19.04	0.24		5.73	5.97	(0.20)	(1.09)
11/30/2012	16.05	0.29		2.76	3.05	(0.06)	—
9/8/2011* - 11/30/2011	15.00	0.04		1.01	1.05	—	—
Class C
5/31/2015+	$25.17	$0.04		$0.52	$0.56	$(0.24)	$(5.86)
11/30/2014	23.34	0.07		2.74	2.81	(0.14)	(0.84)
11/30/2013	18.90	0.09		5.65	5.74	(0.21)	(1.09)
11/30/2012	16.02	0.16		2.74	2.90	(0.02)	—
9/8/2011* - 11/30/2011	15.00	0.01		1.01	1.02	—	—
Class D
5/31/2015+	$25.63	$0.13		$0.54	$0.67	$(0.49)	$(5.86)
11/30/2014	23.50	0.28		2.75	3.03	(0.06)	(0.84)
11/30/2013	19.04	0.23		5.68	5.91	(0.36)	(1.09)
11/30/2012	16.05	0.28		2.77	3.05	(0.06)	—
9/8/2011* - 11/30/2011	15.00	0.04		1.01	1.05	—	—
Class P
5/31/2015+	$25.84	$0.15		$0.53	$0.68	$(0.47)	$(5.86)
11/30/2014	23.74	0.31		2.78	3.09	(0.15)	(0.84)
11/30/2013	19.09	0.29		5.71	6.00	(0.26)	(1.09)
11/30/2012	16.05	0.32		2.79	3.11	(0.07)	—
9/8/2011* - 11/30/2011	15.00	0.05		1.00	1.05	—	—
Institutional Class
5/31/2015+	$25.83	$0.16		$0.55	$0.71	$(0.42)	$(5.86)
11/30/2014	23.74	0.31		2.81	3.12	(0.19)	(0.84)
11/30/2013	19.10	0.30		5.73	6.03	(0.30)	(1.09)
11/30/2012	16.06	0.34		2.77	3.11	(0.07)	—
9/8/2011* - 11/30/2011	15.00	0.05		1.01	1.06	—	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.

244	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$16.05	7.00%	$11	0.14	%(c)(e)	5.76	%(c)(e)	(0.14	)%(c)(e)	—%

$—	$16.06	7.07%	$11	—	%(c)(e)(f)	5.51	%(c)(e)	0.01	%(c)(e)	—%

$—	$16.06	7.07%	$3,213	—	%(c)(e)(f)	5.51	%(c)(e)	0.11	%(c)(e)	—%

$(6.21)	$20.13	2.99%	$10,851	0.81	%(c)	1.00	%(c)	1.10	%(c)	53%
(1.08)	25.67	13.43	10,023	0.82		1.02		1.02		89
(1.29)	23.72	33.61	8,607	0.83		1.25		1.09		64
(0.06)	19.04	19.07	49	0.90		2.76		1.59		76
—	16.05	7.00	11	0.90	(c)	2.84	(c)	1.14	(c)	— (d)

$(6.10)	$19.63	2.57%	$955	1.57	%(c)	1.78	%(c)	0.36	%(c)	53%
(0.98)	25.17	12.61	450	1.57		1.83		0.29		89
(1.30)	23.34	32.60	204	1.59		2.08		0.44		64
(0.02)	18.90	18.15	64	1.65		3.62		0.89		76
—	16.02	6.80	10	1.65	(c)	3.59	(c)	0.38	(c)	— (d)

$(6.35)	$19.95	3.03%	$2,955	0.81	%(c)	1.62	%(c)	1.14	%(c)	53%
(0.90)	25.63	13.45	1,025	0.81		4.22		1.19		89
(1.45)	23.50	33.57	183	0.85		2.08		1.15		64
(0.06)	19.04	19.07	19	0.90		2.61		1.55		76
—	16.05	7.00	11	0.90	(c)	2.84	(c)	1.14	(c)	— (d)

$(6.33)	$20.19	3.04%	$109	0.65	%(c)	0.84	%(c)	1.26	%(c)	53%
(0.99)	25.84	13.64	117	0.65		0.81		1.29		89
(1.35)	23.74	33.83	17	0.65		1.20		1.42		64
(0.07)	19.09	19.43	13	0.65		2.38		1.76		76
—	16.05	7.00	11	0.65	(c)	2.70	(c)	1.39	(c)	— (d)

$(6.28)	$20.26	3.14%	$29,446	0.55	%(c)	0.74	%(c)	1.32	%(c)	53%
(1.03)	25.83	13.79	74,044	0.55		0.76		1.29		89
(1.39)	23.74	34.02	48,281	0.55		1.05		1.44		64
(0.07)	19.10	19.46	17,172	0.55		2.32		1.88		76
—	16.06	7.07	10,705	0.55	(c)	2.58	(c)	1.48	(c)	— (d)

(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than 1%.
(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	See Note 6 in the Notes to Financial Statements.
(g)	Less than $0.01 per share.

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	245

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Best Styles Emerging Markets Equity:
Class P
12/9/2014* - 5/31/2015+	$15.00	$0.11	$0.55	$0.66	$— (d)	$—
Institutional Class
12/9/2014* - 5/31/2015+	$15.00	$0.12	$0.54	$0.66	$— (d)	$—
Class R6
12/9/2014* - 5/31/2015+	$15.00	$0.13	$0.54	$0.67	$— (d)	$—
AllianzGI Best Styles Global Equity:
Class A
5/31/2015+	$16.57	$0.20	$0.58	$0.78	$(0.43)	$(0.40)
9/2/2014* - 11/30/2014	16.51	0.05	0.01	0.06	—	—
Class P
12/22/2014* - 5/31/2015+	$15.68	$0.23	$0.70	$0.93	$—	$—
Institutional Class
5/31/2015+	$16.58	$0.25	$0.55	$0.80	$(0.44)	$(0.40)
9/2/2014* - 11/30/2014	16.51	0.06	0.01	0.07	—	—
Class R6
5/31/2015+	$16.58	$0.20	$0.62	$0.82	$(0.38)	$(0.40)
12/2/2013* - 11/30/2014	15.00	0.38	1.20	1.58	—	—
AllianzGI Best Styles International Equity:
Class P
12/9/2014* - 5/31/2015+	$15.00	$0.27	$0.48	$0.75	$(0.01)	$—
Institutional Class
12/9/2014* - 5/31/2015+	$15.00	$0.28	$0.47	$0.75	$(0.01)	$—
Class R6
12/9/2014* - 5/31/2015+	$15.00	$0.31	$0.45	$0.76	$(0.01)	$—
AllianzGI Best Styles U.S. Equity:
Class P
12/1/2014* - 5/31/2015+	$15.00	$0.10	$0.45	$0.55	$(0.02)	$—
Institutional Class
12/1/2014* - 5/31/2015+	$15.00	$0.12	$0.45	$0.57	$(0.02)	$—
Class R6
12/1/2014* - 5/31/2015+	$15.00	$0.12	$0.45	$0.57	$(0.02)	$—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.

246	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$— (d)	$15.66	4.42%	$10	0.80	%(c)	5.39	%(c)	1.54	%(c)	27%

$— (d)	$15.66	4.43%	$10	0.70	%(c)	5.39	%(c)	1.64	%(c)	27%

$— (d)	$15.67	4.50%	$5,830	0.60	%(c)	5.34	%(c)	1.78	%(c)	27%

$(0.83)	$16.52	5.06%	$242	0.75	%(c)	1.22	%(c)	2.58	%(c)	20%
—	16.57	0.36	10	0.75	(c)	2.53	(c)	1.31	(c)	76

$—	$16.61	5.93%	$4,292	0.60	%(c)	0.78	%(c)	3.24	%(c)	20%

$(0.84)	$16.54	5.20%	$106	0.50	%(c)	0.79	%(c)	3.17	%(c)	20%
—	16.58	0.42	10	0.50	(c)	2.27	(c)	1.56	(c)	76

$(0.78)	$16.62	5.31%	$111,450	0.40	%(c)	0.77	%(c)	2.45	%(c)	20%
—	16.58	10.53	33,422	0.40	(c)	1.80	(c)	2.40	(c)	76

$(0.01)	$15.74	5.01%	$11	0.65	%(c)	2.06	%(c)	3.73	%(c)	18%

$(0.01)	$15.74	5.01%	$10	0.55	%(c)	2.06	%(c)	3.83	%(c)	18%

$(0.01)	$15.75	5.09%	$33,811	0.45	%(c)	1.39	%(c)	4.26	%(c)	18%

$(0.02)	$15.53	3.68%	$28	0.60	%(c)	1.74	%(c)	1.34	%(c)	52%

$(0.02)	$15.55	3.82%	$284	0.50	%(c)	0.81	%(c)	1.56	%(c)	52%

$(0.02)	$15.55	3.83%	$60,251	0.40	%(c)	0.74	%(c)	1.58	%(c)	52%

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	247

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI China Equity:
Class A
5/31/2015+	$17.31	$0.11	$4.55	$4.66	$(0.41)	$(0.13)
11/30/2014	16.85	0.20	0.38	0.58	(0.12)	—
11/30/2013	14.78	0.15	2.13	2.28	(0.21)	—
11/30/2012	15.01	0.16	0.91	1.07	(0.10)	(1.20)
11/30/2011	19.81	0.60	(4.58)	(3.98)	— (e)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.09)	4.90	4.81	—	—
Class C
5/31/2015+	$17.22	$(0.11)	$4.80	$4.69	$(0.03)	$(0.13)
11/30/2014	16.78	(0.02)	0.46	0.44	— (e)	—
11/30/2013	14.63	(0.03)	2.18	2.15	— (e)	—
11/30/2012	14.88	0.06	0.89	0.95	— (e)	(1.20)
11/30/2011	19.78	(0.10)	(3.98)	(4.08)	— (e)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.17)	4.95	4.78	—	—
Class D
5/31/2015+	$17.38	$0.11	$4.62	$4.73	$(0.26)	$(0.13)
11/30/2014	16.86	0.23	0.34	0.57	(0.05)	—
11/30/2013	14.91	0.07	2.23	2.30	(0.35)	—
11/30/2012	15.04	0.16	0.91	1.07	— (e)	(1.20)
11/30/2011	19.84	0.02	(3.99)	(3.97)	(0.01)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.08)	4.92	4.84	—	—
Class P
5/31/2015+	$17.58	$0.04	$4.86	$4.90	$— (e)	$(0.13)
11/30/2014	16.99	0.19	0.43	0.62	(0.03)	—
11/30/2013	14.78	0.23	2.11	2.34	(0.13)	—
11/30/2012	15.10	0.01	1.08	1.09	(0.21)	(1.20)
11/30/2011	19.87	0.12	(4.06)	(3.94)	(0.01)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.02)	4.89	4.87	—	—
Institutional Class
5/31/2015+	$17.30	$(0.04)	$4.74	$4.70	$(0.40)	$(0.13)
11/30/2014	16.82	0.22	0.39	0.61	(0.13)	—
11/30/2013	14.81	0.20	2.13	2.33	(0.32)	—
11/30/2012	15.12	0.20	0.90	1.10	(0.21)	(1.20)
11/30/2011	19.88	0.18	(4.10)	(3.92)	(0.02)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.01)	4.89	4.88	—	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Payments from Affiliates increased the net asset value and the total return by $0.12 and 0.82%, respectively.
(e)	Less than $(0.01) per share.

248	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.54)	$21.43		28.00%	$4,696	1.70	%(c)	4.26	%(c)	1.10	%(c)	36%
(0.12)	17.31		3.47	367	1.70		5.73		1.21		123
(0.21)	16.85	(d)	15.58 (d)	137	1.73		5.88		0.96		36
(1.30)	14.78		8.35	137	1.72		6.54		1.15		36
(0.82)	15.01		(20.45)	191	1.73		5.29		3.25		132
—	19.81		32.07	239	1.90	(c)	8.21	(c)	(0.99	)(c)	21

$(0.16)	$21.75		27.51%	$61	2.45	%(c)	5.43	%(c)	(1.19	)%(c)	36%
— (e)	17.22		2.63	27	2.50		6.92		(0.10)		123
— (e)	16.78	(d)	14.70 (d)	52	2.56		6.59		(0.20)		36
(1.20)	14.63		7.49	55	2.52		8.46		0.43		36
(0.82)	14.88		(21.02)	108	2.56		6.74		(0.56)		132
—	19.78		31.87	387	2.65	(c)	8.88	(c)	(1.88	)(c)	21

$(0.39)	$21.72		27.94%	$2,878	1.77	%(c)	6.46	%(c)	1.12	%(c)	36%
(0.05)	17.38		3.40	289	1.77		9.06		1.34		123
(0.35)	16.86	(d)	15.64 (d)	220	1.77		13.23		0.42		36
(1.20)	14.91		8.26	362	1.74		15.31		1.14		36
(0.83)	15.04		(20.40)	232	1.77		6.76		0.14		132
—	19.84		32.27	386	1.90	(c)	8.10	(c)	(0.91	)(c)	21

$(0.13)	$22.35		28.12%	$91	1.51	%(c)	4.18	%(c)	0.39	%(c)	36%
(0.03)	17.58		3.62	38	1.51		4.74		1.07		123
(0.13)	16.99	(d)	15.93 (d)	13	1.51		5.73		1.53		36
(1.41)	14.78		8.51	25	1.50		5.74		0.08		36
(0.83)	15.10		(20.18)	124	1.51		8.18		0.79		132
—	19.87		32.47	13	1.65	(c)	8.13	(c)	(0.19	)(c)	21

$(0.53)	$21.47		28.17%	$5,578	1.45	%(c)	4.49	%(c)	(0.46	)%(c)	36%
(0.13)	17.30		3.68	4,226	1.45		5.93		1.37		123
(0.32)	16.82	(d)	15.99 (d)	4,076	1.45		5.69		1.31		36
(1.41)	14.81		8.64	3,490	1.43		6.19		1.41		36
(0.84)	15.12		(20.11)	3,216	1.45		5.96		1.04		132
—	19.88		32.53	3,923	1.55	(c)	8.01	(c)	(0.08	)(c)	21

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	249

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Convertible:
Class A
5/31/2015+	$36.54	$0.19	$1.71	$1.90	$(0.37)	$(2.29)
11/30/2014	34.91	0.39	2.81	3.20	(0.73)	(0.84)
11/30/2013	28.27	0.54	6.59	7.13	(0.49)	—
11/30/2012	28.11	0.53	1.95	2.48	(0.75)	(1.57)
11/30/2011	28.21	0.55	0.01	0.56	(0.66)	—
4/12/2010* - 11/30/2010	26.22	0.38	1.82	2.20	(0.21)	—
Class C
5/31/2015+	$36.55	$0.05	$1.73	$1.78	$(0.24)	$(2.29)
11/30/2014	34.93	0.13	2.80	2.93	(0.47)	(0.84)
11/30/2013	28.30	0.30	6.60	6.90	(0.27)	—
11/30/2012	28.15	0.32	1.96	2.28	(0.56)	(1.57)
11/30/2011	28.30	0.34	0.03	0.37	(0.52)	—
4/12/2010* - 11/30/2010	26.22	0.24	1.84	2.08	— (e)	—
Class D
5/31/2015+	$36.51	$0.16	$1.72	$1.88	$(0.34)	$(2.29)
11/30/2014	34.86	0.38	2.79	3.17	(0.68)	(0.84)
11/30/2013	28.22	0.52	6.57	7.09	(0.45)	—
11/30/2012	28.08	0.51	1.95	2.46	(0.75)	(1.57)
11/30/2011	28.16	0.54	0.03	0.57	(0.65)	—
4/12/2010* - 11/30/2010	26.22	0.40	1.79	2.19	(0.25)	—
Class R
5/31/2015+	$36.45	$0.13	$1.72	$1.85	$(0.31)	$(2.29)
11/30/2014	34.87	0.26	2.81	3.07	(0.65)	(0.84)
11/30/2013	28.20	0.34	6.61	6.95	(0.28)	—
11/30/2012	28.08	0.43	1.95	2.38	(0.69)	(1.57)
11/30/2011	28.17	0.48	0.02	0.50	(0.59)	—
4/12/2010* - 11/30/2010	26.22	0.33	1.82	2.15	(0.20)	—
Class P
5/31/2015+	$36.47	$0.22	$1.72	$1.94	$(0.40)	$(2.29)
11/30/2014	34.84	0.47	2.80	3.27	(0.80)	(0.84)
11/30/2013	28.20	0.63	6.55	7.18	(0.54)	—
11/30/2012	28.04	0.58	1.94	2.52	(0.79)	(1.57)
11/30/2011	28.12	0.60	0.01	0.61	(0.69)	—
6/7/2010* - 11/30/2010	24.02	0.27	4.11	4.38	(0.28)	—
Institutional Class
5/31/2015+	$36.42	$0.24	$1.72	$1.96	$(0.42)	$(2.29)
11/30/2014	34.80	0.50	2.79	3.29	(0.83)	(0.84)
11/30/2013	28.16	0.61	6.59	7.20	(0.56)	—
11/30/2012	28.00	0.62	1.94	2.56	(0.83)	(1.57)
11/30/2011	28.08	0.63	0.01	0.64	(0.72)	—
11/30/2010	23.92	0.62	4.20	4.82	(0.66)	—
Administrative Class
5/31/2015+	$36.54	$0.19	$1.72	$1.91	$(0.37)	$(2.29)
11/30/2014	34.84	0.43	2.79	3.22	(0.68)	(0.84)
11/30/2013	28.20	0.53	6.59	7.12	(0.48)	—
11/30/2012	28.04	0.55	1.94	2.49	(0.76)	(1.57)
11/30/2011	28.14	0.55	0.01	0.56	(0.66)	—
4/12/2010* - 11/30/2010	26.22	0.37	1.83	2.20	(0.28)	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.

250	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(2.66)	$35.78		5.75%		$496,355	0.94	%(c)	0.94	%(c)	1.08	%(c)	46%
(1.57)	36.54	(d)	9.47	(d)	483,863	0.97		0.97		1.09		94
(0.49)	34.91		25.49		319,778	0.96		0.96		1.67		81
(2.32)	28.27		9.64		94,347	1.01		1.01		1.91		108
(0.66)	28.11		1.95		64,857	0.97		0.97		1.89		129
(0.21)	28.21		8.46		10,500	0.96	(c)	0.97	(c)	2.25	(c)	116

$(2.53)	$35.80		5.38%		$119,090	1.70	%(c)	1.70	%(c)	0.31	%(c)	46%
(1.31)	36.55	(d)	8.66	(d)	127,201	1.70		1.70		0.36		94
(0.27)	34.93		24.55		113,799	1.70		1.70		0.94		81
(2.13)	28.30		8.81		36,917	1.76		1.76		1.16		108
(0.52)	28.15		1.26		27,465	1.74		1.74		1.17		129
— (e)	28.30		7.94		227	1.77	(c)	1.77	(c)	1.40	(c)	116

$(2.63)	$35.76		5.69%		$70,257	1.07	%(c)	1.07	%(c)	0.94	%(c)	46%
(1.52)	36.51	(d)	9.41	(d)	79,288	1.02		1.02		1.05		94
(0.45)	34.86		25.41		121,663	1.02		1.02		1.60		81
(2.32)	28.22		9.57		35,886	1.06		1.06		1.85		108
(0.65)	28.08		1.99		30,176	0.98		0.98		1.83		129
(0.25)	28.16		8.46		2,180	0.93	(c)	0.94	(c)	2.31	(c)	116

$(2.60)	$35.70		5.61%		$1,706	1.28	%(c)	1.28	%(c)	0.75	%(c)	46%
(1.49)	36.45	(d)	9.10	(d)	1,440	1.30		1.30		0.74		94
(0.28)	34.87		24.86		394	1.51		1.51		1.06		81
(2.26)	28.20		9.25		210	1.36		1.36		1.58		108
(0.59)	28.08		1.76		37	1.22		1.22		1.67		129
(0.20)	28.17		8.29		11	1.25	(c)	1.26	(c)	1.97	(c)	116

$(2.69)	$35.72		5.88%		$191,182	0.73	%(c)	0.73	%(c)	1.29	%(c)	46%
(1.64)	36.47	(d)	9.71	(d)	224,860	0.74		0.74		1.32		94
(0.54)	34.84		25.76		251,377	0.75		0.75		1.96		81
(2.36)	28.20		9.84		53,368	0.80		0.86		2.12		108
(0.69)	28.04		2.14		37,551	0.80		0.83		2.07		129
(0.28)	28.12		18.34		21,417	0.84	(c)	0.87	(c)	2.35	(c)	116

$(2.71)	$35.67		5.94%		$1,630,173	0.64	%(c)	0.64	%(c)	1.38	%(c)	46%
(1.67)	36.42	(d)	9.79	(d)	1,781,193	0.65		0.65		1.41		94
(0.56)	34.80		25.88		1,583,824	0.65		0.65		1.93		81
(2.40)	28.16		10.00		804,646	0.67		0.67		2.26		108
(0.72)	28.00		2.24		521,854	0.70		0.70		2.16		129
(0.66)	28.08		20.46		471,226	0.77		0.80		2.42		116

$(2.66)	$35.79		5.77%		$2,239	0.90	%(c)	0.90	%(c)	1.11	%(c)	46%
(1.52)	36.54	(d)	9.57	(d)	3,783	0.89		0.89		1.22		94
(0.48)	34.84		25.55		12,951	0.90		0.90		1.65		81
(2.33)	28.20		9.70		2,199	0.92		0.92		2.00		108
(0.66)	28.04		2.00		1,352	0.97		0.97		1.90		129
(0.28)	28.14		8.45		11	0.98	(c)	0.99	(c)	2.23	(c)	116

(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.
(e)	Less than $(0.01) per share.

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	251

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI Emerging Markets Consumer:
Class A
12/1/2014* - 5/31/2015+	$15.00	$—	(d)	$(0.19)	$(0.19)	$—
Institutional Class
12/1/2014* - 5/31/2015+	$15.00	$0.02		$(0.18)	$(0.16)	$—
AllianzGI Emerging Markets Debt:
Class A
5/31/2015+	$14.92	$0.28		$(0.21)	$0.07	$(0.33)
9/15/2014* - 11/30/2014	15.00	0.11		(0.19)	(0.08)	—
Class C
5/31/2015+	$14.90	$0.22		$(0.21)	$0.01	$(0.27)
9/15/2014* - 11/30/2014	15.00	0.09		(0.19)	(0.10)	—
Class P
5/31/2015+	$14.92	$0.29		$(0.21)	$0.08	$(0.34)
9/15/2014* - 11/30/2014	15.00	0.12		(0.20)	(0.08)	—
Institutional Class
5/31/2015+	$14.93	$0.29		$(0.20)	$0.09	$(0.35)
9/15/2014* - 11/30/2014	15.00	0.12		(0.19)	(0.07)	—
AllianzGI Emerging Markets Small-Cap:
Class A
12/1/2014* - 5/31/2015+	$15.00	$0.07		$1.73	$1.80	$— (d)
Institutional Class
12/1/2014* - 5/31/2015+	$15.00	$0.09		$1.73	$1.82	$— (d)
AllianzGI Europe Equity Dividend:
Class A
2/2/2015* - 5/31/2015+	$15.00	$0.29		$(0.02)	$0.27	$—
Class C
2/2/2015* - 5/31/2015+	$15.00	$0.39		$(0.15)	$0.24	$—
Class P
2/2/2015* - 5/31/2015+	$15.00	$0.38		$(0.10)	$0.28	$—
Institutional Class
2/2/2015* - 5/31/2015+	$15.00	$0.31		$(0.03)	$0.28	$—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.

252	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$14.81	(1.27)%	$45	1.65	%(c)	3.86	%(c)	(0.01	)%(c)	34%

$14.84	(1.07)%	$12,946	1.30	%(c)	3.08	%(c)	0.27	%(c)	34%

$14.66	0.55%	$10	1.24	%(c)	2.17	%(c)	3.82	%(c)	77%
14.92	(0.53)	10	1.20	(c)	2.51	(c)	3.65	(c)	27

$14.64	0.15%	$10	1.99	%(c)	2.91	%(c)	3.08	%(c)	77%
14.90	(0.67)	10	1.95	(c)	3.25	(c)	2.90	(c)	27

$14.66	0.63%	$10	1.09	%(c)	1.91	%(c)	3.97	%(c)	77%
14.92	(0.53)	10	1.05	(c)	2.25	(c)	3.80	(c)	27

$14.67	0.69%	$30,487	0.99	%(c)	1.92	%(c)	4.07	%(c)	77%
14.93	(0.47)	29,856	0.95	(c)	2.28	(c)	3.91	(c)	27

$16.80	12.01%	$21	1.85	%(c)	6.69	%(c)	0.87	%(c)	56%

$16.82	12.16%	$5,217	1.50	%(c)	6.67	%(c)	1.10	%(c)	56%

$15.27	1.80%	$10	1.20	%(c)	9.10	%(c)	5.93	%(c)	12%

$15.24	1.60%	$164	1.95	%(c)	9.23	%(c)	8.07	%(c)	12%

$15.28	1.87%	$25	1.05	%(c)	8.64	%(c)	7.71	%(c)	12%

$15.28	1.87%	$3,100	0.95	%(c)	8.84	%(c)	6.20	%(c)	12%

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	253

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Fundamental Strategy:
Class A
5/31/2015+	$15.95	$0.16	$(0.03)	$0.13	$(0.56)	$—
11/30/2014	15.45	0.26	0.42	0.68	(0.12)	(0.06)
7/1/2013* - 11/30/2013	15.00	0.06	0.39	0.45	—	—
Class C
5/31/2015+	$15.84	$0.09	$(0.02)	$0.07	$(0.40)	$—
11/30/2014	15.40	0.14	0.42	0.56	(0.06)	(0.06)
7/1/2013* - 11/30/2013	15.00	0.01	0.39	0.40	—	—
Class D
5/31/2015+	$15.95	$0.15	$(0.01)	$0.14	$— (e)	$—
11/30/2014	15.45	0.43	0.25	0.68	(0.12)	(0.06)
7/1/2013* - 11/30/2013	15.00	0.06	0.39	0.45	—	—
Class P
5/31/2015+	$15.98	$0.16	$(0.03)	$0.13	$(0.54)	$—
11/30/2014	15.46	0.28	0.43	0.71	(0.13)	(0.06)
7/1/2013* - 11/30/2013	15.00	0.07	0.39	0.46	—	—
Institutional Class
5/31/2015+	$15.99	$0.17	$(0.03)	$0.14	$(0.55)	$—
11/30/2014	15.47	0.30	0.42	0.72	(0.14)	(0.06)
7/1/2013* - 11/30/2013	15.00	0.08	0.39	0.47	—	—
AllianzGI Global Managed Volatility:
Class A
5/31/2015+	$18.73	$0.21	$(0.17)	$0.04	$(0.46)	$(1.55)
11/30/2014	17.96	0.40	1.42	1.82	(0.49)	(0.56)
11/30/2013	16.68	0.39	1.63	2.02	(0.59)	(0.15)
12/19/2011* - 11/30/2012	15.00	0.39	1.29	1.68	—	—
Class C
5/31/2015+	$18.26	$0.15	$(0.16)	$(0.01)	$(0.36)	$(1.55)
11/30/2014	17.62	0.26	1.40	1.66	(0.46)	(0.56)
11/30/2013	16.56	0.24	1.64	1.88	(0.67)	(0.15)
12/19/2011* - 11/30/2012	15.00	0.33	1.23	1.56	—	—
Class D
5/31/2015+	$18.72	$0.21	$(0.18)	$0.03	$(0.49)	$(1.55)
11/30/2014	17.88	0.39	1.43	1.82	(0.42)	(0.56)
11/30/2013	16.68	0.45	1.58	2.03	(0.68)	(0.15)
12/19/2011* - 11/30/2012	15.00	0.39	1.29	1.68	—	—
Class P
5/31/2015+	$18.86	$0.23	$(0.18)	$0.05	$(0.45)	$(1.55)
11/30/2014	18.06	0.43	1.45	1.88	(0.52)	(0.56)
11/30/2013	16.71	0.48	1.61	2.09	(0.59)	(0.15)
12/19/2011* - 11/30/2012	15.00	0.48	1.23	1.71	—	—
Institutional Class
5/31/2015+	$18.85	$0.27	$(0.20)	$0.07	$(0.47)	$(1.55)
11/30/2014	18.06	0.46	1.42	1.88	(0.53)	(0.56)
11/30/2013	16.73	0.50	1.60	2.10	(0.62)	(0.15)
12/19/2011* - 11/30/2012	15.00	0.49	1.24	1.73	—	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.

254	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.56)	$15.52		0.90%	$25	1.25	%(c)	1.91	%(c)	2.13	%(c)	11%
(0.18)	15.95	(d)	4.45 (d)	16	1.25		2.36		1.62		28
—	15.45		3.00	10	1.25	(c)	2.41	(c)	0.96	(c)	2

$(0.40)	$15.51		0.48%	$11	2.00	%(c)	2.65	%(c)	1.15	%(c)	11%
(0.12)	15.84	(d)	3.69 (d)	11	2.00		3.14		0.88		28
—	15.40		2.67	10	2.00	(c)	3.16	(c)	0.21	(c)	2

$— (e)	$16.09		0.88%	$50	1.25	%(c)	5.81	%(c)	1.85	%(c)	11%
(0.18)	15.95	(d)	4.45 (d)	54	1.25		2.95		2.75		28
—	15.45		3.00	10	1.25	(c)	2.41	(c)	0.97	(c)	2

$(0.54)	$15.57		0.88%	$11	1.10	%(c)	1.65	%(c)	2.05	%(c)	11%
(0.19)	15.98	(d)	4.66 (d)	11	1.10		2.14		1.79		28
—	15.46		3.07	10	1.10	(c)	2.16	(c)	1.12	(c)	2

$(0.55)	$15.58		0.99%	$22,350	1.00	%(c)	1.64	%(c)	2.15	%(c)	11%
(0.20)	15.99	(d)	4.72 (d)	22,115	1.00		2.15		1.90		28
—	15.47		3.13	20,682	1.00	(c)	2.14	(c)	1.23	(c)	2

$(2.01)	$16.76		0.32%	$203	0.95	%(c)	7.44	%(c)	2.51	%(c)	56%
(1.05)	18.73		10.88	197	0.94		2.59		2.25		118
(0.74)	17.96		12.66	117	0.95		2.63		2.28		92
—	16.68		11.20	50	0.95	(c)	3.24	(c)	2.56	(c)	92

$(1.91)	$16.34		0.03%	$335	1.63	%(c)	8.35	%(c)	1.82	%(c)	56%
(1.02)	18.26		10.07	258	1.62		3.30		1.49		118
(0.82)	17.62		11.90	184	1.64		3.26		1.40		92
—	16.56		10.40	12	1.70	(c)	4.02	(c)	2.18	(c)	92

$(2.04)	$16.71		0.31%	$415	0.93	%(c)	7.84	%(c)	2.49	%(c)	56%
(0.98)	18.72		10.87	220	0.93		2.70		2.23		118
(0.83)	17.88		12.74	57	0.90		2.84		2.61		92
—	16.68		11.20	38	0.95	(c)	3.37	(c)	2.63	(c)	92

$(2.00)	$16.91		0.42%	$14	0.70	%(c)	7.04	%(c)	2.75	%(c)	56%
(1.08)	18.86		11.14	14	0.69		2.29		2.45		118
(0.74)	18.06		13.03	13	0.70		2.38		2.78		92
—	16.71		11.40	11	0.70	(c)	3.11	(c)	3.19	(c)	92

$(2.02)	$16.90		0.50%	$1,890	0.60	%(c)	3.96	%(c)	3.16	%(c)	56%
(1.09)	18.85		11.19	16,069	0.60		2.21		2.59		118
(0.77)	18.06		13.09	14,156	0.60		2.32		2.92		92
—	16.73		11.53	14,585	0.60	(c)	2.98	(c)	3.22	(c)	92

(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.
(e)	Less than $(0.01) per share.

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	255

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI Global Sustainability:
Class A
12/9/2014* - 5/31/2015+	$15.00	$0.10	$0.48	$0.58	$—
Class P
12/9/2014* - 5/31/2015+	$15.00	$0.11	$0.48	$0.59	$—
Institutional Class
12/9/2014* - 5/31/2015+	$15.00	$0.12	$0.48	$0.60	$—
AllianzGI Global Water:
Class A
5/31/2015+	$12.70	$0.06	$0.52	$0.58	$(0.03)
11/30/2014	12.41	0.07	0.25	0.32	(0.03)
11/30/2013	10.26	0.07	2.20	2.27	(0.12)
11/30/2012	8.89	0.12	1.30	1.42	(0.05)
11/30/2011	8.75	0.06	0.08	0.14	— (d)
11/30/2010	7.99	0.03	0.74	0.77	(0.01)
Class C
5/31/2015+	$12.33	$0.01	$0.50	$0.51	$— (d)
11/30/2014	12.11	(0.03)	0.25	0.22	— (d)
11/30/2013	10.02	(0.02)	2.16	2.14	(0.05)
11/30/2012	8.70	0.05	1.27	1.32	— (d)
11/30/2011	8.62	(0.01)	0.09	0.08	— (d)
11/30/2010	7.93	(0.03)	0.72	0.69	— (d)
Class D
5/31/2015+	$12.66	$0.07	$0.50	$0.57	$(0.03)
11/30/2014	12.38	0.05	0.25	0.30	(0.02)
11/30/2013	10.25	0.07	2.19	2.26	(0.13)
11/30/2012	8.87	0.10	1.32	1.42	(0.04)
11/30/2011	8.73	0.04	0.10	0.14	— (d)
11/30/2010	7.98	0.03	0.73	0.76	(0.01)
Class P
5/31/2015+	$12.80	$0.08	$0.51	$0.59	$(0.09)
11/30/2014	12.49	0.09	0.27	0.36	(0.05)
11/30/2013	10.30	0.09	2.21	2.30	(0.11)
11/30/2012	8.93	0.14	1.30	1.44	(0.07)
11/30/2011	8.77	0.07	0.09	0.16	— (d)
11/30/2010	7.99	0.05	0.74	0.79	(0.01)
Institutional Class
5/31/2015+	$12.61	$0.09	$0.50	$0.59	$(0.07)
11/30/2014	12.37	0.11	0.24	0.35	(0.11)
11/30/2013	10.25	0.09	2.21	2.30	(0.18)
11/30/2012	8.88	0.12	1.32	1.44	(0.07)
11/30/2011	8.71	0.08	0.09	0.17	— (d)
11/30/2010	7.94	0.05	0.74	0.79	(0.02)

+	Unaudited
*	Commencement of Operations.
(a)	Calculated on average shares outstanding during the period.

256	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$15.58	3.87%	$10	1.20	%(c)	8.50	%(c)	1.46	%(c)	24%

$15.59	3.93%	$11	1.05	%(c)	8.25	%(c)	1.61	%(c)	24%

$15.60	4.00%	$3,120	0.95	%(c)	8.25	%(c)	1.71	%(c)	24%

$13.25	4.57%	$140,175	1.43	%(c)	1.43	%(c)	0.98	%(c)	41%
12.70	2.57	138,219	1.46		1.46		0.55		28
12.41	22.31	118,252	1.54		1.54		0.63		28
10.26	16.12	59,611	1.57		1.60		1.27		73
8.89	1.62	27,101	1.68		1.68		0.60		73
8.75	9.63	22,774	1.80		1.80		0.41		40

$12.84	4.14%	$78,410	2.21	%(c)	2.21	%(c)	0.21	%(c)	41%
12.33	1.82	77,082	2.23		2.23		(0.26)		28
12.11	21.41	51,767	2.33		2.33		(0.18)		28
10.02	15.17	25,870	2.33		2.41		0.48		73
8.70	0.93	20,842	2.44		2.44		(0.15)		73
8.62	8.70	22,225	2.56		2.60		(0.37)		40

$13.20	4.53%	$29,082	1.48	%(c)	1.48	%(c)	1.04	%(c)	41%
12.66	2.42	23,056	1.60		1.60		0.37		28
12.38	22.30	17,624	1.60		1.60		0.62		28
10.25	16.09	5,869	1.64		2.25		1.02		73
8.87	1.60	5,214	1.72		2.00		0.47		73
8.73	9.70	1,157	1.84		2.74		0.34		40

$13.30	4.66%	$88,534	1.20	%(c)	1.20	%(c)	1.21	%(c)	41%
12.80	2.87	84,835	1.21		1.21		0.67		28
12.49	22.58	42,448	1.34		1.34		0.81		28
10.30	16.22	16,820	1.41		1.47		1.49		73
8.93	1.85	16,118	1.49		1.52		0.79		73
8.77	9.95	10,432	1.56		1.64		0.62		40

$13.13	4.73%	$30,721	1.13	%(c)	1.13	%(c)	1.39	%(c)	41%
12.61	2.82	23,685	1.15		1.15		0.84		28
12.37	22.77	14,429	1.19		1.19		0.77		28
10.25	16.44	3,105	1.29		1.29		1.28		73
8.88	1.99	1,267	1.37		1.39		0.91		73
8.71	9.96	1,378	1.46		1.48		0.61		40

(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	257

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI High Yield Bond:
Class A
5/31/2015+	$9.85	$0.29	$(0.08)	$0.21	$(0.30)	$—
11/30/2014	10.36	0.61	(0.36)	0.25	(0.67)	(0.09)
11/30/2013	10.16	0.67	0.22	0.89	(0.68)	(0.01)
11/30/2012	9.69	0.72	0.61	1.33	(0.73)	(0.13)
11/30/2011	10.03	0.72	(0.28)	0.44	(0.78)	—
4/12/2010* - 11/30/2010	9.65	0.49	0.19	0.68	(0.30)	—
Class C
5/31/2015+	$9.83	$0.25	$(0.06)	$0.19	$(0.27)	$—
11/30/2014	10.35	0.54	(0.37)	0.17	(0.60)	(0.09)
11/30/2013	10.15	0.59	0.22	0.81	(0.60)	(0.01)
11/30/2012	9.68	0.64	0.62	1.26	(0.66)	(0.13)
11/30/2011	10.02	0.65	(0.29)	0.36	(0.70)	—
4/12/2010* - 11/30/2010	9.65	0.45	0.19	0.64	(0.27)	—
Class D
5/31/2015+	$9.55	$0.28	$(0.07)	$0.21	$(0.30)	$—
11/30/2014	10.08	0.59	(0.37)	0.22	(0.66)	(0.09)
11/30/2013	9.91	0.64	0.22	0.86	(0.68)	(0.01)
11/30/2012	9.47	0.70	0.60	1.30	(0.73)	(0.13)
11/30/2011	9.79	0.72	(0.28)	0.44	(0.76)	—
4/12/2010* - 11/30/2010	9.65	0.48	0.18	0.66	(0.52)	—
Class R
5/31/2015+	$9.53	$0.27	$(0.08)	$0.19	$(0.28)	$—
11/30/2014	10.05	0.54	(0.34)	0.20	(0.63)	(0.09)
11/30/2013	9.88	0.63	0.21	0.84	(0.66)	(0.01)
11/30/2012	9.45	0.67	0.60	1.27	(0.71)	(0.13)
11/30/2011	9.80	0.68	(0.28)	0.40	(0.75)	—
4/12/2010* - 11/30/2010	9.65	0.47	0.18	0.65	(0.50)	—
Class P
5/31/2015+	$9.53	$0.29	$(0.06)	$0.23	$(0.32)	$—
11/30/2014	10.05	0.62	(0.35)	0.27	(0.70)	(0.09)
11/30/2013	9.87	0.66	0.23	0.89	(0.70)	(0.01)
11/30/2012	9.44	0.72	0.58	1.30	(0.74)	(0.13)
11/30/2011	9.78	0.72	(0.27)	0.45	(0.79)	—
4/12/2010* - 11/30/2010	9.65	0.50	0.17	0.67	(0.54)	—
Institutional Class
5/31/2015+	$9.55	$0.30	$(0.07)	$0.23	$(0.32)	$—
11/30/2014	10.08	0.62	(0.35)	0.27	(0.71)	(0.09)
11/30/2013	9.90	0.68	0.22	0.90	(0.71)	(0.01)
11/30/2012	9.46	0.73	0.60	1.33	(0.76)	(0.13)
11/30/2011	9.80	0.76	(0.30)	0.46	(0.80)	—
11/30/2010	9.17	0.83	0.61	1.44	(0.81)	—
Administrative Class
5/31/2015+	$9.51	$0.28	$(0.06)	$0.22	$(0.31)	$—
11/30/2014	10.04	0.59	(0.36)	0.23	(0.67)	(0.09)
11/30/2013	9.87	0.65	0.22	0.87	(0.69)	(0.01)
11/30/2012	9.43	0.70	0.61	1.31	(0.74)	(0.13)
11/30/2011	9.78	0.72	(0.30)	0.42	(0.77)	—
4/12/2010* - 11/30/2010	9.65	0.49	0.17	0.66	(0.53)	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.

258	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.30)	$9.76		2.25%		$38,827	0.91	%(c)	0.91	%(c)	5.98	%(c)	26%
(0.76)	9.85	(d)	2.39	(d)	76,274	0.94		0.94		5.93		66
(0.69)	10.36		8.98		73,920	0.91		0.91		6.49		67
(0.86)	10.16		14.34		109,668	0.89		0.90		7.21		86
(0.78)	9.69		4.29		61,339	1.05		1.05		7.19		168
(0.30)	10.03		7.07		1,296	1.11	(c)	1.47	(c)	7.70	(c)	144

$(0.27)	$9.75		1.99%		$20,420	1.64	%(c)	1.64	%(c)	5.27	%(c)	26%
(0.69)	9.83	(d)	1.57	(d)	23,249	1.68		1.68		5.23		66
(0.61)	10.35		8.14		27,525	1.70		1.70		5.68		67
(0.79)	10.15		13.54		30,692	1.68		1.68		6.43		86
(0.70)	9.68		3.53		12,443	1.82		1.87		6.56		168
(0.27)	10.02		6.73		311	1.87	(c)	2.21	(c)	7.12	(c)	144

$(0.30)	$9.46		2.31%		$38,326	1.00	%(c)	1.00	%(c)	5.91	%(c)	26%
(0.75)	9.55	(d)	2.17	(d)	36,987	1.01		1.01		5.90		66
(0.69)	10.08		8.92		108,011	1.00		1.02		6.40		67
(0.86)	9.91		14.33		43,921	0.96		1.07		7.14		86
(0.76)	9.47		4.42		20,378	1.07		1.12		7.36		168
(0.52)	9.79		7.09		169	1.11	(c)	1.47	(c)	7.84	(c)	144

$(0.28)	$9.44		2.09%		$1,018	1.18	%(c)	1.18	%(c)	5.73	%(c)	26%
(0.72)	9.53	(d)	1.91	(d)	2,823	1.43		1.45		5.48		66
(0.67)	10.05		8.72		2,851	1.15		1.32		6.24		67
(0.84)	9.88		14.05		2,111	1.15		1.25		6.95		86
(0.75)	9.45		4.02		342	1.33		1.37		7.23		168
(0.50)	9.80		6.97		11	1.36	(c)	1.63	(c)	7.74	(c)	144

$(0.32)	$9.44		2.46%		$79,037	0.69	%(c)	0.69	%(c)	6.24	%(c)	26%
(0.79)	9.53	(d)	2.63	(d)	47,385	0.71		0.71		6.21		66
(0.71)	10.05		9.27		77,649	0.74		0.74		6.64		67
(0.87)	9.87		14.48		19,497	0.74		0.79		7.39		86
(0.79)	9.44		4.57		11,096	0.88		0.88		7.49		168
(0.54)	9.78		7.22		11	0.97	(c)	1.14	(c)	8.13	(c)	144

$(0.32)	$9.46		2.49%		$187,304	0.60	%(c)	0.60	%(c)	6.32	%(c)	26%
(0.80)	9.55	(d)	2.59	(d)	163,567	0.64		0.64		6.27		66
(0.72)	10.08		9.35		139,306	0.62		0.62		6.76		67
(0.89)	9.90		14.68		121,362	0.63		0.63		7.47		86
(0.80)	9.46		4.66		70,174	0.61		0.77		7.65		168
(0.81)	9.80		16.23		93,782	0.63		0.93		8.65		144

$(0.31)	$9.42		2.37%		$36,751	0.89	%(c)	0.89	%(c)	6.03	%(c)	26%
(0.76)	9.51	(d)	2.27	(d)	34,714	0.97		0.97		5.93		66
(0.70)	10.04		9.02		32,789	0.90		0.91		6.49		67
(0.87)	9.87		14.54		27,274	0.90		1.14		8.92		86
(0.77)	9.43		4.27		11	1.03		1.03		7.25		168
(0.53)	9.78		7.12		11	1.12	(c)	1.28	(c)	7.98	(c)	144

(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	259

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations
AllianzGI International Growth:
Class A
2/2/2015* - 5/31/2015+	$15.00	$0.10	$0.86	$0.96
Institutional Class
2/2/2015* - 5/31/2015+	$15.00	$0.11	$0.86	$0.97

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than 1%.

260	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$15.96	6.40%	$12	1.20	%(c)	7.99	%(c)	1.95	%(c)	—	%(d)

$15.97	6.47%	$3,193	0.95	%(c)	7.80	%(c)	2.16	%(c)	—	%(d)

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	261

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI International Small-Cap:
Class A
5/31/2015+	$35.77	$0.13	$4.79	$4.92	$(0.08)	$(3.60)
11/30/2014	42.30	0.09	(2.41)	(2.32)	(0.64)	(3.57)
11/30/2013	31.89	0.09	10.32	10.41	— (d)	—
11/30/2012	28.31	0.16	4.06	4.22	(0.64)	—
11/30/2011	31.36	0.12	(2.56)	(2.44)	(0.61)	—
4/12/2010* - 11/30/2010	28.30	(0.01)	3.07	3.06	—	—
Class C
5/31/2015+	$35.33	$0.02	$4.71	$4.73	$—	$(3.60)
11/30/2014	41.78	(0.18)	(2.39)	(2.57)	(0.31)	(3.57)
11/30/2013	31.75	(0.17)	10.22	10.05	(0.02)	—
11/30/2012	28.01	(0.07)	4.04	3.97	(0.23)	—
11/30/2011	31.22	0.06	(2.72)	(2.66)	(0.55)	—
4/12/2010* - 11/30/2010	28.30	(0.24)	3.16	2.92	—	—
Class D
5/31/2015+	$36.15	$0.18	$4.81	$4.99	$(0.06)	$(3.60)
11/30/2014	43.24	0.16	(2.52)	(2.36)	(1.16)	(3.57)
11/30/2013	32.60	0.05	10.59	10.64	— (d)	—
11/30/2012	28.33	0.24	4.03	4.27	— (d)	—
11/30/2011	31.37	0.07	(2.53)	(2.46)	(0.58)	—
4/12/2010* - 11/30/2010	28.30	0.04	3.03	3.07	—	—
Class R
5/31/2015+	$35.30	$0.06	$4.76	$4.82	$(0.04)	$(3.60)
11/30/2014	42.23	0.07	(2.47)	(2.40)	(0.96)	(3.57)
11/30/2013	32.25	0.02	10.32	10.34	(0.36)	—
11/30/2012	28.27	0.08	4.10	4.18	(0.20)	—
11/30/2011	31.32	0.16	(2.70)	(2.54)	(0.51)	—
4/12/2010* - 11/30/2010	28.30	0.05	2.97	3.02	—	—
Class P
5/31/2015+	$35.65	$0.13	$4.81	$4.94	$(0.07)	$(3.60)
11/30/2014	41.97	0.16	(2.41)	(2.25)	(0.50)	(3.57)
11/30/2013	31.92	0.16	10.24	10.40	(0.35)	—
11/30/2012	27.86	0.20	4.05	4.25	(0.19)	—
11/30/2011	30.35	0.30	(2.67)	(2.37)	(0.12)	—
11/30/2010	25.86	0.20	4.45	4.65	(0.16)	—
Institutional Class
5/31/2015+	$36.68	$0.14	$4.97	$5.11	$(0.06)	$(3.60)
11/30/2014	42.94	0.21	(2.49)	(2.28)	(0.41)	(3.57)
11/30/2013	32.60	0.17	10.48	10.65	(0.31)	—
11/30/2012	28.58	0.24	4.15	4.39	(0.37)	—
11/30/2011	31.45	0.37	(2.74)	(2.37)	(0.50)	—
11/30/2010	26.91	0.24	4.94	5.18	(0.64)	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.

262	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(3.68)	$37.01	15.41%	$10,241	1.45	%(c)	1.63	%(c)	0.77	%(c)	25%
(4.21)	35.77	(5.84)	5,290	1.45		1.76		0.23		77
— (d)	42.30	32.64	4,569	1.45		1.83		0.23		92
(0.64)	31.89	15.13	2,773	1.50		1.76		0.53		117
(0.61)	28.31	(8.03)	4,103	1.60		1.83		0.40		66
—	31.36	10.81	97	1.66	(c)	1.70	(c)	(0.07	)(c)	57

$(3.60)	$36.46	14.98%	$2,123	2.19	%(c)	2.38	%(c)	0.09	%(c)	25%
(3.88)	35.33	(6.52)	1,135	2.19		2.45		(0.47)		77
(0.02)	41.78	31.67	702	2.20		2.43		(0.46)		92
(0.23)	31.75	14.26	531	2.26		2.37		(0.24)		117
(0.55)	28.01	(8.75)	455	2.34		2.86		0.19		66
—	31.22	10.32	176	2.44	(c)	2.48	(c)	(1.23	)(c)	57

$(3.66)	$37.48	15.43%	$3,828	1.45	%(c)	1.61	%(c)	1.05	%(c)	25%
(4.73)	36.15	(5.83)	1,453	1.45		1.71		0.41		77
— (d)	43.24	32.65	339	1.45		1.73		0.13		92
— (d)	32.60	15.07	112	1.56		5.66		0.77		117
(0.58)	28.33	(8.08)	1,440	1.61		2.83		0.22		66
—	31.37	10.85	38	1.66	(c)	1.83	(c)	0.22	(c)	57

$(3.64)	$36.48	15.28%	$107	1.70	%(c)	1.96	%(c)	0.37	%(c)	25%
(4.53)	35.30	(6.06)	73	1.70		2.10		0.19		77
(0.36)	42.23	32.29	27	1.70		1.96		0.05		92
(0.20)	32.25	14.86	12	1.74		1.90		0.26		117
(0.51)	28.27	(8.32)	10	1.82		1.84		0.51		66
—	31.32	10.67	11	1.91	(c)	2.35	(c)	0.27	(c)	57

$(3.67)	$36.92	15.52%	$41,478	1.28	%(c)	1.36	%(c)	0.78	%(c)	25%
(4.07)	35.65	(5.68)	27,882	1.29		1.54		0.41		77
(0.35)	41.97	32.86	33,574	1.30		1.52		0.45		92
(0.19)	31.92	15.32	28,996	1.31		1.52		0.68		117
(0.12)	27.86	(7.86)	34,772	1.32		1.47		0.95		66
(0.16)	30.35	18.12	46,636	1.37		1.77		0.74		57

$(3.66)	$38.13	15.56%	$63,203	1.21	%(c)	1.38	%(c)	0.77	%(c)	25%
(3.98)	36.68	(5.61)	55,743	1.21		1.46		0.53		77
(0.31)	42.94	32.96	71,875	1.21		1.44		0.46		92
(0.37)	32.60	15.50	88,301	1.20		1.38		0.80		117
(0.50)	28.58	(7.74)	84,026	1.20		1.34		1.14		66
(0.64)	31.45	18.22	89,186	1.23		1.70		0.86		57

(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	263

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Micro Cap:
Class A
5/31/2015+	$14.88	$(0.10)	$1.70	$1.60	$—	$(1.26)
11/30/2014	16.06	(0.21)	— (d)	(0.21)	—	(0.97)
11/30/2013	11.62	(0.20)	5.57	5.37	—	(0.93)
12/19/2011* - 11/30/2012	9.84	(0.07)	1.85	1.78	—	—
Class P
5/31/2015+	$14.92	$(0.09)	$1.70	$1.61	$—	$(1.26)
11/30/2014	16.08	(0.19)	— (d)	(0.19)	—	(0.97)
11/30/2013	11.61	(0.17)	5.57	5.40	—	(0.93)
11/30/2012	12.20	(0.10)	1.47	1.37	—	(1.96)
12/27/2010* - 11/30/2011	14.20	(0.15)	(1.64)	(1.79)	—	(0.21)
Institutional Class
5/31/2015+	$14.99	$(0.10)	$1.71	$1.61	$—	$(1.26)
11/30/2014	16.15	(0.19)	— (d)	(0.19)	—	(0.97)
11/30/2013	11.65	(0.15)	5.58	5.43	—	(0.93)
11/30/2012	12.22	(0.10)	1.49	1.39	—	(1.96)
11/30/2011	13.80	(0.17)	(0.16)	(0.33)	—	(1.25)
11/30/2010	10.44	(0.15)	3.51	3.36	—	—
AllianzGI Multi-Asset Real Return:
Class A
5/31/2015+	$14.91	$0.02	$(0.32)	$(0.30)	$(0.18)	$—
11/30/2014	15.34	0.14	(0.26)	(0.12)	(0.23)	(0.08)
12/17/2012* - 11/30/2013	15.00	0.12	0.22	0.34	—	—
Class C
5/31/2015+	$14.74	$(0.04)	$(0.32)	$(0.36)	$(0.08)	$—
11/30/2014	15.24	0.03	(0.25)	(0.22)	(0.20)	(0.08)
12/17/2012* - 11/30/2013	15.00	(0.03)	0.27	0.24	—	—
Class D
5/31/2015+	$14.94	$0.02	$(0.32)	$(0.30)	$(0.14)	$—
11/30/2014	15.34	0.14	(0.25)	(0.11)	(0.21)	(0.08)
12/17/2012* - 11/30/2013	15.00	0.14	0.20	0.34	—	—
Class P
5/31/2015+	$14.96	$0.03	$(0.32)	$(0.29)	$(0.17)	$—
11/30/2014	15.36	0.18	(0.27)	(0.09)	(0.23)	(0.08)
12/17/2012* - 11/30/2013	15.00	0.16	0.20	0.36	—	—
Institutional Class
5/31/2015+	$14.97	$0.03	$(0.32)	$(0.29)	$(0.19)	$—
11/30/2014	15.37	0.19	(0.26)	(0.07)	(0.25)	(0.08)
12/17/2012* - 11/30/2013	15.00	0.18	0.19	0.37	—	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.

264	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(1.26)	$15.22	11.81%	$6,916	1.62	%(c)	2.02	%(c)	(1.39	)%(c)	30%
(0.97)	14.88	(1.11)	4,684	1.66		2.10		(1.40)		48
(0.93)	16.06	50.11	1,065	1.80		2.07		(1.45)		63
—	11.62	18.09	135	1.82	(c)	2.18	(c)	(0.62	)(c)	62

$(1.26)	$15.27	11.85%	$1,784	1.49	%(c)	1.79	%(c)	(1.25	)%(c)	30%
(0.97)	14.92	(0.98)	1,550	1.52		1.81		(1.21)		48
(0.93)	16.08	50.42	2,192	1.63		1.90		(1.25)		63
(1.96)	11.61	13.90	332	1.65		1.99		(0.85)		62
(0.21)	12.20	(12.43)	426	1.65	(c)	1.85	(c)	(1.35	)(c)	74

$(1.26)	$15.34	11.79%	$34,396	1.54	%(c)	1.80	%(c)	(1.31	)%(c)	30%
(0.97)	14.99	(0.97)	33,513	1.54		1.80		(1.25)		48
(0.93)	16.15	50.51	41,713	1.54		2.01		(1.10)		63
(1.96)	11.65	14.09	27,343	1.54		1.84		(0.90)		62
(1.25)	12.22	(2.88)	46,514	1.54		1.65		(1.24)		74
—	13.80	32.18	57,591	1.57		1.64		(1.25)		112

$(0.18)	$14.43	(2.00)%	$145	0.85	%(c)(e)	4.66	%(c)(e)	0.24	%(c)(e)	23%
(0.31)	14.91	(0.81)	143	0.85	(e)	4.61	(e)	0.90	(e)	41
—	15.34	2.27	45	0.86	(c)(e)	8.42	(c)(e)	0.83	(c)(e)	46

$(0.08)	$14.30	(2.43)%	$109	1.60	%(c)(e)	5.36	%(c)(e)	(0.54	)%(c)(e)	23%
(0.28)	14.74	(1.50)	114	1.60	(e)	5.46	(e)	0.21	(e)	41
—	15.24	1.60	81	1.60	(c)(e)	9.55	(c)(e)	(0.17	)(c)(e)	46

$(0.14)	$14.50	(2.01)%	$24	0.85	%(c)(e)	50.28	%(c)(e)	0.23	%(c)(e)	23%
(0.29)	14.94	(0.79)	23	0.85	(e)	60.76	(e)	0.88	(e)	41
—	15.34	2.27	10	0.86	(c)(e)	19.52	(c)(e)	0.96	(c)(e)	46

$(0.17)	$14.50	(1.96)%	$10	0.70	%(c)(e)	4.34	%(c)(e)	0.38	%(c)(e)	23%
(0.31)	14.96	(0.64)	10	0.70	(e)	4.50	(e)	1.14	(e)	41
—	15.36	2.40	10	0.71	(c)(e)	7.75	(c)(e)	1.11	(c)(e)	46

$(0.19)	$14.49	(1.96)%	$5,014	0.60	%(c)(e)	4.31	%(c)(e)	0.46	%(c)(e)	23%
(0.33)	14.97	(0.50)	6,034	0.60	(e)	4.48	(e)	1.22	(e)	41
—	15.37	2.47	5,155	0.61	(c)(e)	7.74	(c)(e)	1.21	(c)(e)	46

(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $0.01 per share.
(e)	Does not include expenses of the investment companies in which the Fund invests.

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	265

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Emerging Markets Value:
Class A
5/31/2015+	$15.45	$0.21	$0.25	$0.46	$(0.37)	$(0.25)
11/30/2014	15.42	0.37	0.08	0.45	(0.42)	—
12/18/2012* - 11/30/2013	15.00	0.35	0.27	0.62	(0.20)	—
Class C
5/31/2015+	$15.40	$0.14	$0.27	$0.41	$(0.31)	$(0.25)
11/30/2014	15.35	0.28	0.05	0.33	(0.28)	—
12/18/2012* - 11/30/2013	15.00	0.14	0.36	0.50	(0.15)	—
Class D
5/31/2015+	$15.55	$0.21	$0.27	$0.48	$(0.37)	$(0.25)
11/30/2014	15.45	0.42	0.03	0.45	(0.35)	—
12/18/2012* - 11/30/2013	15.00	0.25	0.36	0.61	(0.16)	—
Class P
5/31/2015+	$15.56	$0.21	$0.27	$0.48	$(0.38)	$(0.25)
11/30/2014	15.45	0.43	0.05	0.48	(0.37)	—
12/18/2012* - 11/30/2013	15.00	0.36	0.27	0.63	(0.18)	—
Institutional Class
5/31/2015+	$15.57	$0.21	$0.28	$0.49	$(0.39)	$(0.25)
11/30/2014	15.46	0.46	0.03	0.49	(0.38)	—
12/18/2012* - 11/30/2013	15.00	0.39	0.26	0.65	(0.19)	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.

266	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.62)	$15.29	3.37%	$155	1.55	%(c)	5.05	%(c)	2.88	%(c)	53%
(0.42)	15.45	2.94	110	1.55		4.86		2.33		85
(0.20)	15.42	4.14	19	1.55	(c)	17.07	(c)	2.41	(c)	67

$(0.56)	$15.25	3.02%	$74	2.30	%(c)	5.79	%(c)	1.85	%(c)	53%
(0.28)	15.40	2.19	73	2.30		5.60		1.82		85
(0.15)	15.35	3.40	25	2.30	(c)	19.41	(c)	1.00	(c)	67

$(0.62)	$15.41	3.45%	$1,549	1.55	%(c)	5.78	%(c)	2.81	%(c)	53%
(0.35)	15.55	2.95	1,492	1.55		5.76		2.68		85
(0.16)	15.45	4.10	1,086	1.55	(c)	8.48	(c)	1.75	(c)	67

$(0.63)	$15.41	3.47%	$11	1.39	%(c)	4.80	%(c)	2.84	%(c)	53%
(0.37)	15.56	3.13	11	1.39		4.64		2.77		85
(0.18)	15.45	4.25	11	1.41	(c)	7.72	(c)	2.49	(c)	67

$(0.64)	$15.42	3.53%	$7,677	1.30	%(c)	4.82	%(c)	2.90	%(c)	53%
(0.38)	15.57	3.18	7,889	1.30		4.63		2.96		85
(0.19)	15.46	4.38	6,470	1.30	(c)	7.78	(c)	2.70	(c)	67

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	267

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Global Dividend Value:
Class A
5/31/2015+	$21.40	$0.28	$(0.32)	$(0.04)	$(0.37)	$(0.82)
11/30/2014	22.08	0.61	0.30	0.91	(0.55)	(1.04)
11/30/2013	18.27	0.54	3.75	4.29	(0.44)	(0.04)
11/30/2012	17.35	0.56	1.10	1.66	(0.40)	(0.34)
11/30/2011	17.91	0.55	(0.19)	0.36	(0.64)	(0.28)
11/30/2010	18.16	0.43	0.38	0.81	(0.71)	(0.35)
Class C
5/31/2015+	$21.13	$0.20	$(0.33)	$(0.13)	$(0.29)	$(0.82)
11/30/2014	21.82	0.43	0.31	0.74	(0.39)	(1.04)
11/30/2013	18.05	0.37	3.72	4.09	(0.28)	(0.04)
11/30/2012	17.19	0.42	1.07	1.49	(0.29)	(0.34)
11/30/2011	17.76	0.43	(0.20)	0.23	(0.52)	(0.28)
11/30/2010	18.12	0.28	0.41	0.69	(0.70)	(0.35)
Class D
5/31/2015+	$21.61	$0.26	$(0.31)	$(0.05)	$(0.37)	$(0.82)
11/30/2014	22.30	0.55	0.36	0.91	(0.56)	(1.04)
11/30/2013	18.44	0.52	3.80	4.32	(0.42)	(0.04)
11/30/2012	17.38	0.60	1.05	1.65	(0.25)	(0.34)
11/30/2011	17.86	0.61	(0.23)	0.38	(0.58)	(0.28)
11/30/2010	18.17	0.43	0.37	0.80	(0.76)	(0.35)
Class P
5/31/2015+	$21.53	$0.29	$(0.32)	$(0.03)	$(0.38)	$(0.82)
11/30/2014	22.21	0.65	0.30	0.95	(0.59)	(1.04)
11/30/2013	18.36	0.57	3.78	4.35	(0.46)	(0.04)
11/30/2012	17.45	0.60	1.10	1.70	(0.45)	(0.34)
11/30/2011	17.82	0.42	(0.02)	0.40	(0.49)	(0.28)
11/30/2010	18.17	0.46	0.38	0.84	(0.84)	(0.35)
Institutional Class
5/31/2015+	$21.30	$0.27	$(0.29)	$(0.02)	$(0.35)	$(0.82)
11/30/2014	21.98	0.66	0.30	0.96	(0.60)	(1.04)
11/30/2013	18.18	0.60	3.73	4.33	(0.49)	(0.04)
11/30/2012	17.29	0.60	1.09	1.69	(0.46)	(0.34)
11/30/2011	17.83	0.64	(0.21)	0.43	(0.69)	(0.28)
11/30/2010	18.17	0.41	0.46	0.87	(0.86)	(0.35)

+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.

268	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(1.19)	$20.17	(0.05)%	$12,646	1.20	%(c)	1.65	%(c)	2.79	%(c)	22%
(1.59)	21.40	4.32	11,999	1.20		1.46		2.82		49
(0.48)	22.08	23.80	10,705	1.21		1.51		2.68		43
(0.74)	18.27	9.98	7,355	1.32		1.71		3.13		41
(0.92)	17.35	1.85	6,821	1.50		1.92		3.01		66
(1.06)	17.91	4.71	1,469	1.50		4.55		2.41		40

$(1.11)	$19.89	(0.48)%	$6,350	1.99	%(c)	2.43	%(c)	2.02	%(c)	22%
(1.43)	21.13	3.52	5,587	1.99		2.22		2.03		49
(0.32)	21.82	22.88	5,720	2.00		2.27		1.83		43
(0.63)	18.05	9.03	3,948	2.07		2.46		2.34		41
(0.80)	17.19	1.12	3,020	2.25		2.71		2.39		66
(1.05)	17.76	3.99	1,210	2.25		5.11		1.57		40

$(1.19)	$20.37	(0.09)%	$2,484	1.26	%(c)	1.63	%(c)	2.56	%(c)	22%
(1.60)	21.61	4.25	3,896	1.28		1.47		2.55		49
(0.46)	22.30	23.72	753	1.31		1.55		2.53		43
(0.59)	18.44	9.83	480	1.38		3.04		3.31		41
(0.86)	17.38	1.91	558	1.50		3.74		3.27		66
(1.11)	17.86	4.68	203	1.50		4.53		2.44		40

$(1.20)	$20.30	0.02%	$1,851	1.04	%(c)	1.47	%(c)	2.91	%(c)	22%
(1.63)	21.53	4.48	1,811	1.04		1.28		2.99		49
(0.50)	22.21	24.06	1,685	1.05		1.32		2.77		43
(0.79)	18.36	10.11	1,089	1.12		1.51		3.32		41
(0.77)	17.45	2.13	718	1.30		1.99		2.41		66
(1.19)	17.82	4.90	13	1.30		4.45		2.63		40

$(1.17)	$20.11	0.05%	$17,453	0.95	%(c)	1.32	%(c)	2.72	%(c)	22%
(1.64)	21.30	4.58	42,981	0.95		1.18		3.08		49
(0.53)	21.98	24.16	51,318	0.96		1.21		2.96		43
(0.80)	18.18	10.19	39,215	1.02		1.40		3.38		41
(0.97)	17.29	2.21	20,556	1.20		1.68		3.51		66
(1.21)	17.83	5.07	15,211	1.20		3.40		2.32		40

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	269

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ International Small-Cap Value:
Class A
5/31/2015+	$21.37	$0.24	$1.64	$1.88	$(0.57)	$(1.69)
11/30/2014	21.06	0.39	0.62	1.01	(0.26)	(0.44)
11/30/2013	17.10	0.35	4.03	4.38	(0.33)	(0.09)
6/1/2012* - 11/30/2012	15.00	0.07	2.03	2.10	—	—
Class C
5/31/2015+	$21.11	$0.16	$1.62	$1.78	$(0.48)	$(1.69)
11/30/2014	21.04	0.23	0.63	0.86	(0.35)	(0.44)
11/30/2013	17.04	0.16	4.09	4.25	(0.16)	(0.09)
6/1/2012* - 11/30/2012	15.00	0.09	1.95	2.04	—	—
Class D
5/31/2015+	$21.44	$0.24	$1.64	$1.88	$(0.62)	$(1.69)
11/30/2014	21.04	0.38	0.63	1.01	(0.17)	(0.44)
11/30/2013	17.11	0.42	3.95	4.37	(0.35)	(0.09)
6/1/2012* - 11/30/2012	15.00	0.13	1.98	2.11	—	—
Class P
5/31/2015+	$21.70	$0.27	$1.64	$1.91	$(0.70)	$(1.69)
11/30/2014	21.27	0.44	0.62	1.06	(0.19)	(0.44)
11/30/2013	17.11	0.39	4.05	4.44	(0.19)	(0.09)
6/1/2012* - 11/30/2012	15.00	0.16	1.95	2.11	—	—
Institutional Class
5/31/2015+	$21.59	$0.28	$1.66	$1.94	$(0.52)	$(1.69)
11/30/2014	21.28	0.45	0.63	1.08	(0.33)	(0.44)
11/30/2013	17.12	0.43	4.03	4.46	(0.21)	(0.09)
6/1/2012* - 11/30/2012	15.00	0.17	1.95	2.12	—	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.

270	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(2.26)	$20.99	10.07%	$3,132	1.46	%(c)	2.98	%(c)	2.43	%(c)	56%
(0.70)	21.37	4.98	2,736	1.45		2.64		1.80		76
(0.42)	21.06	26.08	2,272	1.45		4.81		1.81		50
—	17.10	14.00	1,049	1.45	(c)	4.22	(c)	0.82	(c)	19

$(2.17)	$20.72	9.61%	$1,517	2.21	%(c)	3.74	%(c)	1.66	%(c)	56%
(0.79)	21.11	4.24	1,340	2.20		3.40		1.07		76
(0.25)	21.04	25.20	521	2.20		5.66		0.80		50
—	17.04	13.60	11	2.20	(c)	9.92	(c)	1.08	(c)	19

$(2.31)	$21.01	10.07%	$1,631	1.46	%(c)	3.72	%(c)	2.39	%(c)	56%
(0.61)	21.44	4.98	1,388	1.45		3.47		1.74		76
(0.44)	21.04	26.03	951	1.45		6.56		2.17		50
—	17.11	14.07	84	1.45	(c)	7.85	(c)	1.59	(c)	19

$(2.39)	$21.22	10.14%	$54	1.31	%(c)	2.80	%(c)	2.74	%(c)	56%
(0.63)	21.70	5.17	39	1.30		2.39		1.98		76
(0.28)	21.27	26.28	14	1.31		4.63		2.04		50
—	17.11	14.07	12	1.30	(c)	8.92	(c)	1.98	(c)	19

$(2.21)	$21.32	10.24%	$13,178	1.21	%(c)	2.70	%(c)	2.76	%(c)	56%
(0.77)	21.59	5.27	13,979	1.20		2.31		2.03		76
(0.30)	21.28	26.40	11,873	1.21		4.66		2.22		50
—	17.12	14.13	3,551	1.20	(c)	8.90	(c)	2.08	(c)	19

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	271

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ International Value II:
Class A
5/31/2015+	$17.99	$0.23	$0.67	$0.90	$(0.13)	$(0.05)
11/30/2014	19.17	0.47	(0.44)	0.03	(0.56)	(0.65)
11/30/2013	16.36	0.34	2.71	3.05	(0.22)	(0.02)
12/1/2011* - 11/30/2012	15.00	0.29	1.33	1.62	(0.26)	—
Class C
5/31/2015+	$17.82	$0.16	$0.67	$0.83	$(0.07)	$(0.05)
11/30/2014	19.04	0.32	(0.43)	(0.11)	(0.46)	(0.65)
11/30/2013	16.32	0.18	2.73	2.91	(0.17)	(0.02)
12/1/2011* - 11/30/2012	15.00	0.22	1.28	1.50	(0.18)	—
Class D
5/31/2015+	$18.01	$0.22	$0.69	$0.91	$(0.13)	$(0.05)
11/30/2014	19.20	0.51	(0.49)	0.02	(0.56)	(0.65)
11/30/2013	16.36	0.33	2.73	3.06	(0.20)	(0.02)
12/1/2011* - 11/30/2012	15.00	0.34	1.28	1.62	(0.26)	—
Class P
5/31/2015+	$17.99	$0.27	$0.66	$0.93	$(0.16)	$(0.05)
11/30/2014	19.24	0.38	(0.32)	0.06	(0.66)	(0.65)
11/30/2013	16.38	0.36	2.73	3.09	(0.21)	(0.02)
12/1/2011* - 11/30/2012	15.00	0.38	1.28	1.66	(0.28)	—
Institutional Class
5/31/2015+	$18.03	$0.25	$0.68	$0.93	$(0.16)	$(0.05)
11/30/2014	19.26	0.57	(0.50)	0.07	(0.65)	(0.65)
11/30/2013	16.38	0.36	2.76	3.12	(0.22)	(0.02)
12/1/2011* - 11/30/2012	15.00	0.39	1.29	1.68	(0.30)	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.

272	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.18)	$18.71	5.04%	$214	1.20	%(c)	1.68	%(c)	2.58	%(c)	31%
(1.21)	17.99	0.25	167	1.20		2.46		2.53		34
(0.24)	19.17	18.89	75	1.23		7.16		1.93		20
(0.26)	16.36	10.99	49	1.30	(c)	10.98	(c)	1.89	(c)	22

$(0.12)	$18.53	4.67%	$173	1.95	%(c)	2.40	%(c)	1.81	%(c)	31%
(1.11)	17.82	(0.53)	79	1.95		3.23		1.76		34
(0.19)	19.04	18.02	47	1.97		8.26		1.02		20
(0.18)	16.32	10.17	11	2.05	(c)	10.82	(c)	1.45	(c)	22

$(0.18)	$18.74	5.10%	$14	1.20	%(c)	1.62	%(c)	2.41	%(c)	31%
(1.21)	18.01	0.20	14	1.20		2.45		2.72		34
(0.22)	19.20	18.93	13	1.23		7.04		1.87		20
(0.26)	16.36	10.97	11	1.30	(c)	10.07	(c)	2.20	(c)	22

$(0.21)	$18.71	5.21%	$587	1.00	%(c)	1.46	%(c)	2.98	%(c)	31%
(1.31)	17.99	0.40	118	1.01		2.11		2.08		34
(0.23)	19.24	19.10	13	1.05		6.87		2.05		20
(0.28)	16.38	11.28	11	1.05	(c)	9.92	(c)	2.45	(c)	22

$(0.21)	$18.75	5.21%	$49,250	0.95	%(c)	1.39	%(c)	2.80	%(c)	31%
(1.30)	18.03	0.45	38,983	0.95		1.78		3.05		34
(0.24)	19.26	19.25	4,170	0.95		6.77		2.06		20
(0.30)	16.38	11.36	4,396	0.95	(c)	9.93	(c)	2.50	(c)	22

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	273

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Short Duration High Income:
Class A
5/31/2015+	$15.59	$0.35	$0.14	$0.49	$(0.42)	$—
11/30/2014	15.92	0.64	(0.23)	0.41	(0.74)	—
11/30/2013	15.97	0.63	0.09	0.72	(0.76)	(0.01)
11/30/2012	15.32	0.64	0.68	1.32	(0.67)	—
10/3/2011* - 11/30/2011	15.00	0.12	0.25	0.37	(0.05)	—
Class C
5/31/2015+	$15.56	$0.33	$0.14	$0.47	$(0.40)	$—
11/30/2014	15.89	0.60	(0.23)	0.37	(0.70)	—
11/30/2013	15.94	0.59	0.09	0.68	(0.72)	(0.01)
11/30/2012	15.31	0.58	0.64	1.22	(0.59)	—
10/3/2011* - 11/30/2011	15.00	0.10	0.25	0.35	(0.04)	—
Class D
5/31/2015+	$15.59	$0.35	$0.14	$0.49	$(0.42)	$—
11/30/2014	15.92	0.64	(0.23)	0.41	(0.74)	—
11/30/2013	15.97	0.63	0.09	0.72	(0.76)	(0.01)
11/30/2012	15.32	0.65	0.67	1.32	(0.67)	—
10/3/2011* - 11/30/2011	15.00	0.12	0.25	0.37	(0.05)	—
Class P
5/31/2015+	$15.58	$0.36	$0.14	$0.50	$(0.43)	$—
11/30/2014	15.92	0.66	(0.23)	0.43	(0.77)	—
11/30/2013	15.96	0.66	0.10	0.76	(0.79)	(0.01)
11/30/2012	15.32	0.66	0.68	1.34	(0.70)	—
10/3/2011* - 11/30/2011	15.00	0.10	0.28	0.38	(0.06)	—
Institutional Class
5/31/2015+	$15.60	$0.37	$0.14	$0.51	$(0.44)	$—
11/30/2014	15.94	0.68	(0.24)	0.44	(0.78)	—
11/30/2013	15.99	0.67	0.09	0.76	(0.80)	(0.01)
11/30/2012	15.32	0.70	0.67	1.37	(0.70)	—
10/3/2011* - 11/30/2011	15.00	0.11	0.27	0.38	(0.06)	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.

274	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.42)	$15.66	3.20%	$157,390	0.85	%(c)	0.87	%(c)	4.49	%(c)	49%
(0.74)	15.59	2.60	163,070	0.85		0.88		4.01		94
(0.77)	15.92	4.60	168,536	0.85		0.90		3.98		63
(0.67)	15.97	8.78	80,995	0.89		1.09		4.09		51
(0.05)	15.32	2.50	532	0.95	(c)	2.99	(c)	4.97	(c)	10

$(0.40)	$15.63	3.09%	$90,785	1.11	%(c)	1.11	%(c)	4.24	%(c)	49%
(0.70)	15.56	2.38	89,801	1.10		1.13		3.78		94
(0.73)	15.89	4.36	63,680	1.10		1.16		3.74		63
(0.59)	15.94	8.18	28,567	1.29		1.50		3.73		51
(0.04)	15.31	2.36	1,245	1.70	(c)	3.72	(c)	4.26	(c)	10

$(0.42)	$15.66	3.18%	$30,101	0.85	%(c)	0.97	%(c)	4.48	%(c)	49%
(0.74)	15.59	2.62	35,821	0.85		0.97		4.05		94
(0.77)	15.92	4.61	18,902	0.85		1.08		3.99		63
(0.67)	15.97	8.78	10,018	0.90		1.18		4.16		51
(0.05)	15.32	2.50	65	0.95	(c)	2.88	(c)	4.95	(c)	10

$(0.43)	$15.65	3.30%	$240,006	0.66	%(c)	0.66	%(c)	4.67	%(c)	49%
(0.77)	15.58	2.74	248,345	0.70		0.70		4.20		94
(0.80)	15.92	4.83	121,747	0.70		0.71		4.14		63
(0.70)	15.96	8.91	52,932	0.70		0.92		4.24		51
(0.06)	15.32	2.50	10	0.70	(c)	2.84	(c)	4.22	(c)	10

$(0.44)	$15.67	3.35%	$311,829	0.60	%(c)	0.60	%(c)	4.74	%(c)	49%
(0.78)	15.60	2.81	225,643	0.60		0.60		4.28		94
(0.81)	15.94	4.87	179,676	0.61		0.61		4.23		63
(0.70)	15.99	9.13	38,247	0.60		0.89		4.48		51
(0.06)	15.32	2.52	8,055	0.60	(c)	2.72	(c)	4.58	(c)	10

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	275

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Structured Return:
Class A
5/31/2015+	$15.64	$0.05	$0.52	$0.57	$— (c)	$(0.61)
11/30/2014	15.87	(0.12)	0.65	0.53	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.28)	1.15	0.87	—	—
Class C
5/31/2015+	$15.39	$(0.08)	$0.59	$0.51	$— (c)	$(0.61)
11/30/2014	15.73	(0.25)	0.67	0.42	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.39)	1.12	0.73	—	—
Class D
5/31/2015+	$15.66	$0.05	$0.52	$0.57	$(0.11)	$(0.61)
11/30/2014	15.89	(0.11)	0.64	0.53	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.28)	1.17	0.89	—	—
Class P
5/31/2015+	$15.69	$0.05	$0.53	$0.58	$— (c)	$(0.61)
11/30/2014	15.89	(0.15)	0.71	0.56	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.26)	1.15	0.89	—	—
Institutional Class
5/31/2015+	$15.72	$0.08	$0.50	$0.58	$(0.03)	$(0.61)
11/30/2014	15.90	(0.08)	0.66	0.58	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.24)	1.14	0.90	—	—
AllianzGI U.S. Equity Hedged:
Class A
5/31/2015+	$17.74	$0.05	$0.02	$0.07	$(0.02)	$(0.66)
11/30/2014	17.26	0.12	1.45	1.57	(0.15)	(0.94)
12/3/2012* - 11/30/2013	15.00	0.12	2.14	2.26	—	—
Class C
5/31/2015+	$17.45	$(0.01)	$0.01	$—	$— (c)	$(0.66)
11/30/2014	17.14	(0.01)	1.44	1.43	(0.18)	(0.94)
12/3/2012* - 11/30/2013	15.00	— (c)	2.14	2.14	—	—
Class D
5/31/2015+	$17.83	$0.06	$—	$0.06	$(0.16)	$(0.66)
11/30/2014	17.26	0.12	1.47	1.59	(0.08)	(0.94)
12/3/2012* - 11/30/2013	15.00	0.12	2.14	2.26	—	—
Class P
5/31/2015+	$17.90	$0.07	$0.01	$0.08	$(0.05)	$(0.66)
11/30/2014	17.29	0.15	1.47	1.62	(0.07)	(0.94)
12/3/2012* - 11/30/2013	15.00	0.15	2.14	2.29	—	—
Institutional Class
5/31/2015+	$17.89	$0.07	$0.02	$0.09	$(0.12)	$(0.66)
11/30/2014	17.31	0.17	1.46	1.63	(0.11)	(0.94)
12/3/2012* - 11/30/2013	15.00	0.17	2.14	2.31	—	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Less than $(0.01) per share.

276	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.61)	$15.60		3.79%	$4,077	1.15	%(d)	1.95	%(d)	0.59	%(d)	1%
(0.76)	15.64		3.52	2,551	1.52		4.22		(0.75)		229
—	15.87		5.80	517	1.90	(d)	7.34	(d)	(1.86	)(d)	—

$(0.61)	$15.29		3.46%	$1,367	1.90	%(d)	2.60	%(d)	(1.09	)%(d)	1%
(0.76)	15.39		2.82	138	2.31		4.74		(1.64)		229
—	15.73		4.87	74	2.65	(d)	6.91	(d)	(2.60	)(d)	—

$(0.72)	$15.51		3.82%	$8,244	1.15	%(d)	1.93	%(d)	0.65	%(d)	1%
(0.76)	15.66		3.52	5,735	1.45		5.05		(0.72)		229
—	15.89		5.93	1,416	1.90	(d)	6.29	(d)	(1.85	)(d)	—

$(0.61)	$15.66		3.85%	$129	1.00	%(d)	1.59	%(d)	0.62	%(d)	1%
(0.76)	15.69		3.72	37	1.50		3.73		(1.00)		229
—	15.89		5.93	61	1.75	(d)	5.97	(d)	(1.69	)(d)	—

$(0.64)	$15.66		3.88%	$17,870	0.90	%(d)	1.61	%(d)	0.99	%(d)	1%
(0.76)	15.72		3.84	15,142	1.28		3.65		(0.54)		229
—	15.90		6.00	7,978	1.65	(d)	5.64	(d)	(1.60	)(d)	—

$(0.68)	$17.13		0.46%	$1,515	1.26	%(d)	2.55	%(d)	0.62	%(d)	94%
(1.09)	17.74	(e)	9.57 (e)	1,491	1.25		3.70		0.70		5
—	17.26		15.07	1,416	1.25	(d)	9.81	(d)	0.74	(d)	6

$(0.66)	$16.79		0.05%	$282	2.01	%(d)	3.32	%(d)	(0.18	)%(d)	94%
(1.12)	17.45	(e)	8.78 (e)	180	2.00		4.48		(0.05)		5
—	17.14		14.27	122	2.00	(d)	11.10	(d)	(0.01	)(d)	6

$(0.82)	$17.07		0.41%	$358	1.26	%(d)	3.49	%(d)	0.67	%(d)	94%
(1.02)	17.83	(e)	9.59 (e)	1,191	1.25		8.43		0.72		5
—	17.26		15.07	265	1.25	(d)	9.77	(d)	0.76	(d)	6

$(0.71)	$17.27		0.53%	$13	1.11	%(d)	2.22	%(d)	0.78	%(d)	94%
(1.01)	17.90	(e)	9.77 (e)	13	1.10		3.38		0.85		5
—	17.29		15.27	12	1.11	(d)	8.71	(d)	0.96	(d)	6

$(0.78)	$17.20		0.57%	$13,945	1.01	%(d)	2.25	%(d)	0.86	%(d)	94%
(1.05)	17.89	(e)	9.87 (e)	12,678	1.00		3.04		1.00		5
—	17.31		15.40	5,395	1.00	(d)	8.82	(d)	1.05	(d)	6

(d)	Annualized.
(e)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	277

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AllianzGI U.S. Small-Cap Growth:
Class A
5/31/2015+	$17.45	$(0.06)	$1.10	$1.04	$(1.51)
11/30/2014	19.09	(0.19)	0.36	0.17	(1.81)
11/30/2013	13.25	(0.15)	6.27	6.12	(0.28)
11/30/2012	13.34	(0.08)	0.98	0.90	(0.99)
12/20/2010* - 11/30/2011	13.77	(0.11)	(0.32)	(0.43)	—
Class C
5/31/2015+	$16.90	$(0.13)	$1.07	$0.94	$(1.51)
11/30/2014	18.68	(0.31)	0.34	0.03	(1.81)
11/30/2013	13.07	(0.25)	6.14	5.89	(0.28)
11/30/2012	13.25	(0.18)	0.99	0.81	(0.99)
12/20/2010* - 11/30/2011	13.77	(0.22)	(0.30)	(0.52)	—
Class D
5/31/2015+	$17.47	$(0.07)	$1.11	$1.04	$(1.51)
11/30/2014	19.11	(0.18)	0.35	0.17	(1.81)
11/30/2013	13.25	(0.11)	6.25	6.14	(0.28)
11/30/2012	13.34	(0.09)	0.99	0.90	(0.99)
12/20/2010* - 11/30/2011	13.77	(0.11)	(0.32)	(0.43)	—
Class R
5/31/2015+	$17.29	$(0.08)	$1.09	$1.01	$(1.51)
11/30/2014	18.98	(0.22)	0.34	0.12	(1.81)
11/30/2013	13.19	(0.17)	6.24	6.07	(0.28)
11/30/2012	13.31	(0.11)	0.98	0.87	(0.99)
12/20/2010* - 11/30/2011	13.77	(0.15)	(0.31)	(0.46)	—
Class P
5/31/2015+	$17.64	$(0.05)	$1.11	$1.06	$(1.51)
11/30/2014	19.25	(0.15)	0.35	0.20	(1.81)
11/30/2013	13.32	(0.11)	6.32	6.21	(0.28)
11/30/2012	13.37	(0.04)	0.98	0.94	(0.99)
12/20/2010* - 11/30/2011	13.77	(0.09)	(0.31)	(0.40)	—
Institutional Class
5/31/2015+	$17.71	$(0.05)	$1.13	$1.08	$(1.51)
11/30/2014	19.30	(0.14)	0.36	0.22	(1.81)
11/30/2013	13.35	(0.08)	6.31	6.23	(0.28)
11/30/2012	13.39	(0.04)	0.99	0.95	(0.99)
11/30/2011	12.84	(0.07)	0.62	0.55	—
11/30/2010	10.05	(0.06)	2.85	2.79	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.

278	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

$16.98	6.73%	$3,561	1.40	%(c)	1.73	%(c)	(0.78	)%(c)	43%
17.45	1.31	3,277	1.44		1.89		(1.05)		69
19.09	47.16	4,971	1.50		1.91		(0.90)		81
13.25	7.67	1,359	1.50		2.45		(0.59)		92
13.34	(3.12)	837	1.50	(c)	2.70	(c)	(0.92	)(c)	111

$16.33	6.32%	$671	2.20	%(c)	2.52	%(c)	(1.59	)%(c)	43%
16.90	0.53	661	2.20		2.69		(1.81)		69
18.68	46.03	606	2.21		2.73		(1.57)		81
13.07	6.99	228	2.22		3.16		(1.35)		92
13.25	(3.78)	134	2.25	(c)	3.04	(c)	(1.60	)(c)	111

$17.00	6.72%	$122	1.42	%(c)	1.74	%(c)	(0.80	)%(c)	43%
17.47	1.31	117	1.42		1.92		(1.01)		69
19.11	47.32	68	1.44		2.00		(0.71)		81
13.25	7.67	57	1.49		2.36		(0.65)		92
13.34	(3.12)	27	1.50	(c)	2.31	(c)	(0.86	)(c)	111

$16.79	6.60%	$26	1.65	%(c)	2.01	%(c)	(1.03	)%(c)	43%
17.29	1.03	29	1.66		2.20		(1.26)		69
18.98	46.99	26	1.67		2.16		(1.03)		81
13.19	7.44	10	1.70		2.60		(0.84)		92
13.31	(3.34)	10	1.75	(c)	2.50	(c)	(1.14	)(c)	111

$17.19	6.77%	$331	1.25	%(c)	1.59	%(c)	(0.63	)%(c)	43%
17.64	1.47	214	1.25		1.76		(0.84)		69
19.25	47.60	110	1.25		1.74		(0.69)		81
13.32	7.97	19	1.25		2.25		(0.27)		92
13.37	(2.90)	15	1.25	(c)	2.13	(c)	(0.65	)(c)	111

$17.28	6.86%	$40,735	1.16	%(c)	1.50	%(c)	(0.54	)%(c)	43%
17.71	1.57	33,231	1.16		1.66		(0.76)		69
19.30	47.64	29,116	1.16		1.69		(0.48)		81
13.35	8.05	20,140	1.15		2.09		(0.29)		92
13.39	4.28	20,862	1.15		1.99		(0.53)		111
12.84	27.76	20,079	1.19		1.71		(0.57)		168

(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	279

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AllianzGI Ultra Micro Cap:
Class A
5/31/2015+	$23.75	$(0.21)	$2.15	$1.94	$(0.21)
11/30/2014	24.34	(0.44)	(0.04)	(0.48)	(0.11)
11/30/2013	15.53	(0.29)	9.11	8.82	(0.01)
12/19/2011* - 11/30/2012	12.82	(0.14)	2.85	2.71	—
Class P
5/31/2015+	$23.86	$(0.17)	$2.15	$1.98	$(0.21)
11/30/2014	24.40	(0.39)	(0.04)	(0.43)	(0.11)
11/30/2013	15.54	(0.24)	9.11	8.87	(0.01)
11/30/2012	13.26	(0.20)	2.71	2.51	(0.23)
12/27/2010* - 11/30/2011	13.80	(0.29)	(0.22)	(0.51)	(0.03)
Institutional Class
5/31/2015+	$23.93	$(0.20)	$2.16	$1.96	$(0.21)
11/30/2014	24.49	(0.40)	(0.05)	(0.45)	(0.11)
11/30/2013	15.59	(0.26)	9.17	8.91	(0.01)
11/30/2012	13.29	(0.19)	2.72	2.53	(0.23)
11/30/2011	13.25	(0.29)	1.08	0.79	(0.75)
11/30/2010	8.93	(0.22)	4.54	4.32	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized.

280	Semiannual Report	| May 31, 2015 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

$25.48	8.24%	$48,395	2.09	%(c)	2.09	%(c)	(1.70	)%(c)	23%
23.75	(1.98)	53,192	2.16		2.16		(1.81)		66
24.34	56.82	61,525	2.20		2.30		(1.41)		59
15.53	21.14	6,862	2.36	(c)	3.36	(c)	(0.96	)(c)	114

$25.63	8.38%	$8,762	1.81	%(c)	1.81	%(c)	(1.42	)%(c)	23%
23.86	(1.77)	10,561	1.94		1.94		(1.67)		66
24.40	57.10	858	2.01		2.07		(1.19)		59
15.54	19.26	252	2.18		3.08		(1.38)		114
13.26	(3.64)	230	2.41	(c)	3.48	(c)	(2.23	)(c)	101

$25.68	8.27%	$45,037	2.00	%(c)	2.00	%(c)	(1.62	)%(c)	23%
23.93	(1.84)	49,525	2.00		2.00		(1.65)		66
24.49	57.18	62,641	2.00		2.00		(1.24)		59
15.59	19.37	9,296	2.08		3.15		(1.32)		114
13.29	6.04	9,757	2.24		3.53		(2.06)		101
13.25	48.38	4,629	2.29		5.40		(1.99)		123

See accompanying Notes to Financial Statements	| May 31, 2015 |	Semiannual Report	281

Notes to Financial Statements

May 31, 2015 (Unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds Multi-Strategy Trust (the “Trust”) was organized on January 10, 2008, as an open-end registered investment management company organized as a Massachusetts business trust, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies. As of May 31, 2015, the Trust consisted of forty-two separate investment series (each a “Fund” and collectively the “Funds”). Allianz Global Investors Fund Management LLC (“AGIFM” or the “Investment Manager”) serves as the Funds’ investment manager and Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) and NFJ Investment Group LLC (“NFJ”), each an affiliate of the Investment Manager, and Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler”) (collectively the “Sub-Advisers”) serve as the Funds’ sub-advisers. The Investment Manager, AllianzGI U.S. and NFJ are indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust may offer up to eight classes of shares: A, C, D, R, P, Institutional, R6 and Administrative. As of November 1, 2009, Class B shares were no longer available for purchase, except through exchanges and dividend reinvestments. Effective January 16, 2014, shares of AllianzGI Convertible and shares of AllianzGI Ultra Micro Cap are no longer available for purchase by any new investor, and shareholders of other series of the Trust or series of Allianz Funds are no longer permitted to exchange any of their shares for shares of AllianzGI Convertible or AllianzGI Ultra Micro Cap, with certain exceptions.

The following Funds sold and issued shares of beneficial interest to Allianz Funds Investments, Inc. (“AFI”) during the six months ended May 31, 2015 and year ended November 30, 2014. AFI is an indirect, wholly-owned subsidiary of Allianz SE.

AllianzGI Global Megatrends
Class	Date	Shares	Amount
A	2/2/15	667	$10,000
P	2/2/15	666	10,000
Institutional	2/2/15	200,000	3,000,000
		201,333	$3,020,000

AllianzGI Best Styles Emerging Markets Equity
Class	Date	Shares	Amount
P	12/9/14	666	$10,000
Institutional	12/9/14	667	10,000
Class R6	12/9/14	333,333	5,000,000
		334,666	$5,020,000

AllianzGI Best Styles Global Equity
Class	Date	Shares	Amount
A	9/2/14	606	$10,000
P	12/22/14	641	10,000
Institutional	9/2/14	606	10,000
Class R6	12/2/13	333,333	5,000,000
		335,186	$5,030,000

AllianzGI Best Styles International Equity
Class	Date	Shares	Amount
P	12/9/14	666	$10,000
Institutional	12/9/14	667	10,000
Class R6	12/9/14	333,333	5,000,000
		334,666	$5,020,000

AllianzGI Best Styles U.S. Equity
Class	Date	Shares	Amount
P	12/1/14	666	$10,000
Institutional	12/1/14	667	10,000
Class R6	12/1/14	200,000	3,000,000
		201,333	$3,020,000

AllianzGI Emerging Markets Consumer
Class	Date	Shares	Amount
A	12/1/14	667	$10,000
Institutional	12/1/14	200,000	3,000,000
		200,667	$3,010,000

AllianzGI Emerging Markets Debt
Class	Date	Shares	Amount
A	9/15/14	667	$10,000
C	9/15/14	666	10,000
P	9/15/14	667	10,000
Institutional	9/15/14	2,000,000	30,000,000
		2,002,000	$30,030,000

AllianzGI Emerging Markets Small-Cap
Class	Date	Shares	Amount
A	12/1/14	667	$10,000
Institutional	12/1/14	200,000	3,000,000
		200,667	$3,010,000

AllianzGI Europe Equity Dividend
Class	Date	Shares	Amount
A	2/2/15	667	$10,000
C	2/2/15	667	10,000
P	2/2/15	666	10,000
Institutional	2/2/15	200,000	3,000,000
		202,000	$3,030,000

282	May 31, 2015 |	Semiannual Report

AllianzGI Global Sustainability
Class	Date	Shares	Amount
A	12/9/14	667	$10,000
P	12/9/14	666	10,000
Institutional	12/9/14	200,000	3,000,000
		201,333	$3,020,000

AllianzGI International Growth
Class	Date	Shares	Amount
A	2/2/15	667	$10,000
Institutional	2/2/15	200,000	3,000,000
		200,667	$3,010,000

The investment objective of each of AllianzGI Retirement 2015, AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement 2035, AllianzGI Retirement 2040, AllianzGI Retirement 2045, AllianzGI Retirement 2050 and AllianzGI Retirement 2055 is to seek capital growth and preservation consistent with its asset allocation as the target date in the Fund name approaches, and thereafter current income, and secondarily, capital appreciation. AllianzGI Retirement Income’s investment objective is to seek current income and secondarily, capital appreciation. AllianzGI Global Allocation’s investment objective is to seek after-inflation capital appreciation and current income. The investment objective of AllianzGI Global Dynamic Allocation is to seek after-inflation capital appreciation and, secondarily, current income. The investment objective of AllianzGI Global Megatrends, AllianzGI Behavioral Advantage Large Cap, AllianzGI Best Styles Emerging Markets Equity, AllianzGI Best Styles Global Equity, AllianzGI Best Styles International Equity, AllianzGI Best Styles U.S. Equity, AllianzGI China Equity, AllianzGI Emerging Markets Consumer, AllianzGI Emerging Markets Small-Cap, AllianzGI Europe Equity Dividend, AllianzGI Global Managed Volatility, AllianzGI Global Sustainability, AllianzGI Global Water, AllianzGI International Growth, AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ International Small-Cap Value, AllianzGI NFJ International Value II and AllianzGI Structured Return is to seek long-term capital appreciation. AllianzGI Convertible’s investment objective is to seek maximum total return, consisting of capital appreciation and current income. AllianzGI Emerging Markets Debt’s investment objective is to seek long-term capital appreciation and current income. AllianzGI Global Fundamental Strategy’s investment objective is to seek to generate positive real absolute returns through a complete market cycle (rolling 3-year period) by investing in a broad range of global asset classes. AllianzGI High Yield Bond’s investment objective is to seek a high level of current income and capital growth. The investment objective of AllianzGI Short Duration High Income is to seek a high level of current income with lower volatility than the broader high yield market. The investment objective of AllianzGI International Small-Cap, AllianzGI Micro Cap, AllianzGI U.S. Small-Cap Growth and AllianzGI Ultra Micro Cap is to seek maximum long-term capital appreciation. AllianzGI NFJ Global Dividend Value’s investment objective is to seek long-term growth of capital and income. The investment objective of AllianzGI Multi-Asset Real Return is to seek long-term capital appreciation emphasizing inflation-adjusted returns. The investment objective of AllianzGI U.S. Equity Hedged is to seek capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions. There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In June 2014, the FASB issued an Accounting Standards Update (“ASU”) 2014-11 that expands secured borrowing accounting for certain repurchase agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 became effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 did not have an impact on the Funds’ financial statements.

In April 2015, the FASB issued ASU 2015-7, disclosures for investments in certain entities that calculate net asset value per share (“NAV”) (or its equivalent), modifying ASC 946 Financial Services Investment Companies. Under the modifications, investments in affiliated and private investment funds valued at NAV are no longer included in the fair value hierarchy. ASU 2015-7 is effective prospectively during interim or annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of these changes on the Funds’ financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in mutual funds are valued at the NAV as reported on each business day. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market

Semiannual Report	| May 31, 2015	283

Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available, and has delegated primary responsibility for applying the valuation methods to the Investment Manager and the Sub-Advisers. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed by the Board. Each Sub-Adviser monitors the continued appropriateness of methods applied and identifies to the Investment Manager circumstances and events that may require fair valuation. The Investment Manager, in turn, determines if adjustments should be made in light of market changes, events affecting the issuer or other factors. If the Investment Manager (in consultation with the Sub-Adviser) determines that a valuation method may no longer be appropriate, another valuation method may be selected or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premium or discount based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of each share class of a Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. The NAV of each share class of a Fund is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of each share class of a Fund is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurements.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access

■	Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

■	Level 3—valuations based on significant unobservable inputs (including the Sub-Advisers’ or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the period or six months ended May 31, 2015 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

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Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations—U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities—Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations—Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds—Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps—OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker/dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans—Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on

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Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

interest rates, yield curves, option adjusted spreads and credit spreads. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at May 31, 2015 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes 7(a), 7(b) and 7(c) for more detailed information on Investments in Securities and Other Financial Instruments):

AllianzGI Retirement 2015:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Mutual Funds	$21,508,415	—	—	$21,508,415
Exchange-Traded Funds	6,797,336	—	—	6,797,336
Repurchase Agreements	—	$165,000	—	165,000
Totals	$28,305,751	$165,000	—	$28,470,751

AllianzGI Retirement 2020:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Mutual Funds	$48,924,511	—	—	$48,924,511
Exchange-Traded Funds	14,621,388	—	—	14,621,388
Repurchase Agreements	—	$379,000	—	379,000
Totals	$63,545,899	$379,000	—	$63,924,899

AllianzGI Retirement 2025:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Mutual Funds	$54,356,760	—	—	$54,356,760
Exchange-Traded Funds	13,832,602	—	—	13,832,602
Repurchase Agreements	—	$805,000	—	805,000
Totals	$68,189,362	$805,000	—	$68,994,362

AllianzGI Retirement 2030:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Mutual Funds	$55,727,464	—	—	$55,727,464
Exchange-Traded Funds	10,833,903	—	—	10,833,903
Repurchase Agreements	—	$803,000	—	803,000
Totals	$66,561,367	$803,000	—	$67,364,367

AllianzGI Retirement 2035:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Mutual Funds	$47,717,035	—	—	$47,717,035
Exchange-Traded Funds	6,883,898	—	—	6,883,898
Repurchase Agreements	—	$592,000	—	592,000
Totals	$54,600,933	$592,000	—	$55,192,933

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AllianzGI Retirement 2040:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Mutual Funds	$40,234,076	—	—	$40,234,076
Exchange-Traded Funds	3,081,552	—	—	3,081,552
Repurchase Agreements	—	$463,000	—	463,000
Totals	$43,315,628	$463,000	—	$43,778,628

AllianzGI Retirement 2045:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Mutual Funds	$22,482,132	—	—	$22,482,132
Exchange-Traded Funds	1,596,971	—	—	1,596,971
Repurchase Agreements	—	$270,000	—	270,000
Totals	$24,079,103	$270,000	—	$24,349,103

AllianzGI Retirement 2050:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Mutual Funds	$19,280,333	—	—	$19,280,333
Exchange-Traded Funds	1,239,045	—	—	1,239,045
Repurchase Agreements	—	$269,000	—	269,000
Totals	$20,519,378	$269,000	—	$20,788,378

AllianzGI Retirement 2055:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Mutual Funds	$7,915,328	—	—	$7,915,328
Exchange-Traded Funds	457,062	—	—	457,062
Repurchase Agreements	—	$102,000	—	102,000
Totals	$8,372,390	$102,000	—	$8,474,390

AllianzGI Retirement Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Mutual Funds	$18,825,598	—	—	$18,825,598
Exchange-Traded Funds	5,944,484	—	—	5,944,484
Repurchase Agreements	—	$213,000	—	213,000
Totals	$24,770,082	$213,000	—	$24,983,082

AllianzGI Global Allocation:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Mutual Funds	$160,602,311	—	—	$160,602,311
Exchange-Traded Funds	29,773,887	—	—	29,773,887
Repurchase Agreements	—	$10,601,000	—	10,601,000
	190,376,198	10,601,000	—	200,977,198

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Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

AllianzGI Global Allocation (cont’d)
Other Financial Instruments* – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Foreign Exchange Contracts	—	$87,200	—	$87,200
Interest Rate Contracts	$202,225	—	—	202,225
Market Price	348,654	—	—	348,654
	550,879	87,200	—	638,079
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(24,140)	(38,103)	—	(62,243)
Market Price	(173,798)	—	—	(173,798)
	(197,938)	(38,103)	—	(236,041)
Totals	$190,729,139	$10,650,097	—	$201,379,236

AllianzGI Global Dynamic Allocation:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Mutual Funds	$5,476,543	—	—	$5,476,543
Exchange-Traded Funds	670,011	—	—	670,011
U.S. Treasury Obligations	—	$442,900	—	442,900
U.S. Government Agency Securities	—	39,385	—	39,385
Short-Term Investments	—	1,135,405	—	1,135,405
	6,146,554	1,617,690	—	7,764,244
Other Financial Instruments* – Assets
Interest Rate Contracts	1,095	—	—	1,095
Market Price	38,663	—	—	38,663
	39,758	—	—	39,758
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(1,721)	—	(1,721)
Market Price	(3,183)	—	—	(3,183)
	(3,183)	(1,721)	—	(4,904)
Totals	$6,183,129	$1,615,969	—	$7,799,098

AllianzGI Global Megatrends:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Mutual Funds	$3,213,015	—	—	$3,213,015

AllianzGI Behavioral Advantage Large Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Common Stock	$43,969,575	—	—	$43,969,575
Repurchase Agreements	—	$280,000	—	280,000
Totals	$43,969,575	$280,000	—	$44,249,575

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AllianzGI Best Styles Emerging Markets Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Common Stock:
China	$16,214	$1,336,826	—	$1,353,040
Hong Kong	42,143	134,449	$35,738	212,330
Indonesia	—	166,890	—	166,890
Israel	—	3,174	—	3,174
Korea (Republic of)	109,348	706,257	—	815,605
Malaysia	—	143,953	207	144,160
Philippines	—	81,794	—	81,794
Poland	—	54,615	—	54,615
Russian Federation	119,422	20,420	—	139,842
Singapore	—	135,799	—	135,799
South Africa	97,568	417,121	—	514,689
Taiwan	136,416	417,485	—	553,901
Thailand	—	9,252	59,244	68,496
Turkey	—	162,317	—	162,317
United Arab Emirates	—	10,453	—	10,453
All Other	673,020	—	—	673,020
Preferred Stock:
Korea (Republic of)	—	35,916	—	35,916
All Other	260,106	—	—	260,106
Repurchase Agreements	—	283,000	—	283,000
Totals	$1,454,237	$4,119,721	$95,189	$5,669,147

AllianzGI Best Styles Global Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Common Stock:
Australia	—	$996,172	—	$996,172
Austria	—	393,414	—	393,414
Belgium	—	293,037	—	293,037
Canada	$4,261,194	59,979	—	4,321,173
China	201,552	3,469,102	$1,199	3,671,853
Denmark	—	725,507	—	725,507
Finland	—	525,488	—	525,488
France	138,392	3,157,333	—	3,295,725
Germany	—	2,979,824	—	2,979,824
Hong Kong	46,275	511,778	12,149	570,202
Indonesia	—	494,635	—	494,635
Ireland	604,912	511,392	—	1,116,304
Israel	—	180,591	—	180,591
Italy	61,640	1,104,184	—	1,165,824
Japan	—	11,384,182	—	11,384,182
Korea (Republic of)	802,160	1,015,867	—	1,818,027
Malaysia	—	218,455	—	218,455
Netherlands	303,044	986,623	—	1,289,667
New Zealand	—	188,679	—	188,679
Norway	—	1,572,305	—	1,572,305

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Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

AllianzGI Best Styles Global Equity (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 5/31/15
Philippines	—	$96,993	—		$96,993
Poland	—	106,211	—		106,211
Singapore	—	771,881	—		771,881
South Africa	$72,559	179,795	—		252,354
Spain	—	656,180	—		656,180
Sweden	—	1,045,120	—		1,045,120
Switzerland	358,199	1,012,906	—		1,371,105
Taiwan	—	1,220,723	—		1,220,723
Thailand	—	154,972	$62,847		217,819
Turkey	—	407,362	—		407,362
United Kingdom	355,893	6,689,057	—		7,044,950
All Other	58,955,814	—	—		58,955,814
Preferred Stock:
Brazil	352,544	—	—		352,544
Korea (Republic of)	—	296,061	—		296,061
Rights	—	—	—	†	—	†
Repurchase Agreements	—	4,517,000	—		4,517,000
	66,514,178	47,922,808	76,195		114,513,181
Other Financial Instruments* – Assets
Market Price	26,215	—	—		26,215
Other Financial Instruments* – Liabilities
Market Price	(3,129)	—	—		(3,129)
Totals	$66,537,264	$47,922,808	$76,195		$114,536,267

AllianzGI Best Styles International Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 5/31/15
Common Stock:
Belgium	$19,495	$380,794	—		$400,289
Bermuda	26,089	—	—		26,089
Denmark	21,654	462,462	—		484,116
France	91,377	2,268,892	—		2,360,269
Hong Kong	63,210	196,383	$74,159		333,752
Ireland	269,373	—	—		269,373
Japan	29,638	8,045,467	—		8,075,105
Netherlands	120,503	469,885	—		590,388
Norway	142,325	975,994	—		1,118,319
Singapore	67,087	139,321	—		206,408
Spain	76,579	1,080,486	—		1,157,065
Sweden	98,712	1,073,257	—		1,171,969
Switzerland	253,628	2,650,908	—		2,904,536
United Kingdom	230,939	6,295,697	—		6,526,636
All Other	—	6,595,257	—		6,595,257
Preferred Stock	—	808,610	—		808,610
Rights	213	—	—		213
Repurchase Agreements	—	557,000	—		557,000
Totals	$1,510,822	$32,000,413	$74,159		$33,585,394

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AllianzGI Best Styles U.S. Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Common Stock	$56,454,810	—	—	$56,454,810
Rights	—	$11,868	—	11,868
Repurchase Agreements	—	3,653,000	—	3,653,000
	56,454,810	3,664,868	—	60,119,678
Other Financial Instruments* – Assets
Market Price	10,228	—	—	10,228
Totals	$56,465,038	$3,664,868	—	$60,129,906

AllianzGI China Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Common Stock:
China	$961,234	$9,644,202	$166,373	$10,771,809
Hong Kong	313,530	1,179,376	—	1,492,906
Repurchase Agreements	—	920,000	—	920,000
Totals	$1,274,764	$11,743,578	$166,373	$13,184,715

AllianzGI Convertible:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Convertible Bonds	—	$2,021,372,166	—	$2,021,372,166
Convertible Preferred Stock:
Health Care Providers & Services	—	18,342,704	—	18,342,704
Machinery	$1,946,713	28,534,935	—	30,481,648
Oil, Gas & Consumable Fuels	21,176,773	39,167,124	—	60,343,897
All Other	310,714,260	—	—	310,714,260
Repurchase Agreements	—	83,492,000	—	83,492,000
Totals	$333,837,746	$2,190,908,929	—	$2,524,746,675

AllianzGI Emerging Markets Consumer:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Common Stock:
Brazil	$727,383	—	—	$727,383
China	108,868	$2,570,404	$233,658	2,912,930
India	742,450	—	—	742,450
Malaysia	26,942	79,437	—	106,379
Mexico	185,915	—	—	185,915
Russian Federation	60,668	—	—	60,668
United States	464,080	—	—	464,080
All Other	—	6,992,598	—	6,992,598
Equity-Linked Securities	—	410,356	—	410,356
Exchange-Traded Funds	61,120	—	—	61,120
Repurchase Agreements	—	183,000	—	183,000
Totals	$2,377,426	$10,235,795	$233,658	$12,846,879

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Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

AllianzGI Emerging Markets Debt:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Corporate Bonds & Notes	—	$18,930,633	—	$18,930,633
Sovereign Debt Obligations:
Sri Lanka	—	—	$248,125	248,125
All Other	—	10,453,514	—	10,453,514
Repurchase Agreements	—	599,000	—	599,000
	—	29,983,147	248,125	30,231,272
Other Financial Instruments* – Assets
Credit Contracts	—	103,531	—	103,531
Foreign Exchange Contracts	—	6,223	—	6,223
	—	109,754	—	109,754
Other Financial Instruments* – Liabilities
Credit Contracts	—	(2,858)	—	(2,858)
Foreign Exchange Contracts	—	(12,904)	—	(12,904)
	—	(15,762)	—	(15,762)
Totals	—	$30,077,139	$248,125	$30,325,264

AllianzGI Emerging Markets Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Common Stock:
China	$35,261	$900,806	—	$936,067
Greece	—	9,997	—	9,997
Hong Kong	160,749	105,636	—	266,385
Indonesia	—	6,935	—	6,935
Korea (Republic of)	103,181	948,265	—	1,051,446
Malaysia	140,604	5,935	—	146,539
Poland	73,816	125,868	—	199,684
Russian Federation	—	—	$48,013	48,013
Singapore	—	36,091	—	36,091
South Africa	305,172	140,124	—	445,296
Taiwan	139,429	921,760	—	1,061,189
Thailand	52,667	180,417	—	233,084
Turkey	23,341	100,848	—	124,189
All Other	135,995	—	—	135,995
Exchange-Traded Funds	248,907	—	—	248,907
Equity-Linked Securities	—	104,944	—	104,944
Preferred Stock	61,772	—	—	61,772
Totals	$1,480,894	$3,587,626	$48,013	$5,116,533

AllianzGI Europe Equity Dividend:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Common Stock:
Austria	$8,882	—	—	$8,882
Spain	72,499	$117,155	—	189,654
United Kingdom	33,535	1,243,296	—	1,276,831
All Other	—	1,693,743	—	1,693,743
Repurchase Agreements	—	219,000	—	219,000
	114,916	3,273,194	—	3,388,110

292	May 31, 2015 |	Semiannual Report

AllianzGI Europe Equity Dividend (cont’d)
Other Financial Instruments* – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Foreign Exchange Contracts	—	$639	—	$639
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(92,439)	—	(92,439)
Totals	$114,916	$3,181,394	—	$3,296,310

AllianzGI Global Fundamental Strategy:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Common Stock:
Australia	$16,012	—	—	$16,012
Belgium	105,788	$173,195	—	278,983
Germany	106,253	682,493	—	788,746
Hong Kong	279,949	216,110	—	496,059
United States	2,601,202	—	—	2,601,202
All Other	—	3,440,817	—	3,440,817
Corporate Bonds & Notes	—	6,726,950	—	6,726,950
Sovereign Debt Obligations	—	4,133,192	—	4,133,192
Exchange-Traded Funds	427,648	—	—	427,648
Repurchase Agreements	—	3,346,000	—	3,346,000
Options Purchased:
Market Price	41,988	—	—	41,988
	3,578,840	18,718,757	—	22,297,597
Investments in Securities – Liabilities
Options Written:
Market Price	(45,098)	—	—	(45,098)
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	7,320	—	7,320
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(18,473)	—	(18,473)
Interest Rate Contracts	(7,557)	—	—	(7,557)
	(7,557)	(18,473)	—	(26,030)
Totals	$3,526,185	$18,707,604	—	$22,233,789

AllianzGI Global Managed Volatility:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Common Stock:
Australia	—	$98,670	—	$98,670
China	—	40,147	—	40,147
France	—	51,981	—	51,981
Germany	—	91,717	—	91,717
Hong Kong	$19,039	95,066	—	114,105
Israel	—	70,528	—	70,528
Japan	—	154,010	—	154,010
Netherlands	—	12,018	—	12,018
Singapore	—	110,758	—	110,758
Sweden	—	7,984	—	7,984
Switzerland	—	17,066	—	17,066

Semiannual Report	| May 31, 2015	293

Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

AllianzGI Global Managed Volatility (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
United Kingdom	$8,703	$38,674	—	$47,377
All Other	1,925,183	—	—	1,925,183
Totals	$1,952,925	$788,619	—	$2,741,544

AllianzGI Global Sustainability:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Common Stock:
Australia	$3,317	$101,812	—	$105,129
Denmark	—	63,254	—	63,254
France	—	94,844	—	94,844
Germany	—	164,632	—	164,632
Japan	—	127,578	—	127,578
Norway	—	31,275	—	31,275
Spain	—	125,917	—	125,917
Sweden	—	109,422	—	109,422
Switzerland	—	183,198	—	183,198
United Kingdom	—	460,328	—	460,328
All Other	1,468,504	—	—	1,468,504
Preferred Stock	—	65,240	—	65,240
Repurchase Agreements	—	145,000	—	145,000
Totals	$1,471,821	$1,672,500	—	$3,144,321

AllianzGI Global Water:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Common Stock:
Austria	—	$7,070,473	—	$7,070,473
China	—	16,015,176	—	16,015,176
Finland	—	11,112,288	—	11,112,288
France	—	19,042,535	—	19,042,535
Germany	—	14,374,293	—	14,374,293
Hong Kong	—	17,147,933	—	17,147,933
Italy	—	3,751,871	—	3,751,871
Japan	—	14,520,951	—	14,520,951
Netherlands	—	3,768,985	—	3,768,985
Sweden	$4,211,873	5,208,094	—	9,419,967
Switzerland	3,828,595	27,618,591	—	31,447,186
United Kingdom	17,172,236	27,987,389	—	45,159,625
All Other	149,089,009	—	—	149,089,009
Repurchase Agreements	—	25,507,000	—	25,507,000
Totals	$174,301,713	$193,125,579	—	$367,427,292

294	May 31, 2015 |	Semiannual Report

AllianzGI High Yield Bond:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Corporate Bonds & Notes	—	$387,549,145	—	$387,549,145
Repurchase Agreements	—	10,810,000	—	10,810,000
Totals	—	$398,359,145	—	$398,359,145

AllianzGI International Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Common Stock:
Brazil	$200,426	—	—	$200,426
Canada	174,382	—	—	174,382
Denmark	36,714	$205,541	—	242,255
Korea (Republic of)	49,577	—	—	49,577
Mexico	37,299	—	—	37,299
Sweden	19,015	207,300	—	226,315
All Other	—	2,220,696	—	2,220,696
Totals	$517,413	$2,633,537	—	$3,150,950

AllianzGI International Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Common Stock:
Denmark	$1,929,520	—	—	$1,929,520
France	6,518,466	$813,742	—	7,332,208
Hong Kong	805,128	2,648,537	—	3,453,665
Ireland	1,293,390	2,089,958	—	3,383,348
Sweden	73,213	7,113,127	$31,414	7,217,754
Switzerland	1,277,600	3,153,025	—	4,430,625
Thailand	—	—	613,666	613,666
United Kingdom	5,137,245	10,058,031	—	15,195,276
All Other	—	68,467,784	—	68,467,784
Repurchase Agreements	—	7,946,000	—	7,946,000
	17,034,562	102,290,204	645,080	119,969,846
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(143)	—	(143)
Totals	$17,034,562	$102,290,061	$645,080	$119,969,703

AllianzGI Micro Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Common Stock	$41,634,406	—	—	$41,634,406

Semiannual Report	| May 31, 2015	295

Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

AllianzGI Multi-Asset Real Return:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Mutual Funds	$2,664,869	—	—	$2,664,869
Common Stock:
Australia	—	$111,569	—	111,569
Austria	—	2,031	—	2,031
France	—	58,433	—	58,433
Germany	—	28,017	—	28,017
Hong Kong	—	161,982	$10,302	172,284
Japan	—	168,246	—	168,246
Singapore	—	47,862	—	47,862
Switzerland	—	8,803	—	8,803
United Kingdom	7,491	55,899	—	63,390
All Other	735,251	—	—	735,251
U.S. Treasury Obligations	—	581,914	—	581,914
Exchange-Traded Funds	34,752	—	—	34,752
Rights	16	—	—	16
Repurchase Agreements	—	369,000	—	369,000
	3,442,379	1,593,756	10,302	5,046,437
Other Financial Instruments* – Assets
Foreign Exchange Contracts	2,803	—	—	2,803
Market Price	5,922	—	—	5,922
	8,725	—	—	8,725
Other Financial Instruments* – Liabilities
Interest Rate Contracts	(1,870)	—	—	(1,870)
Market Price	(4,755)	—	—	(4,755)
	(6,625)	—	—	(6,625)
Totals	$3,444,479	$1,593,756	$10,302	$5,048,537

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Common Stock:
China	$436,656	$1,453,867	—	$1,890,523
Greece	—	60,888	—	60,888
Hong Kong	—	197,121	—	197,121
India	156,684	554,605	—	711,289
Indonesia	—	129,563	—	129,563
Korea (Republic of)	63,672	1,000,036	—	1,063,708
Malaysia	186,276	119,884	—	306,160
Norway	—	57,376	—	57,376
Poland	—	129,698	—	129,698
Russian Federation	113,163	—	$303,888	417,051
Singapore	63,144	185,725	—	248,869
South Africa	347,963	182,931	—	530,894
Taiwan	66,297	1,266,252	—	1,332,549
Thailand	127,718	66,243	—	193,961
Turkey	63,075	186,087	—	249,162
All Other	1,177,484	—	—	1,177,484

296	May 31, 2015 |	Semiannual Report

AllianzGI NFJ Emerging Markets Value (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Preferred Stock:
Brazil	$238,127	—	—	$238,127
Russian Federation	—	—	$56,547	56,547
Equity-Linked Securities	—	$105,671	—	105,671
Repurchase Agreements	—	184,000	—	184,000
	3,040,259	5,879,947	360,435	9,280,641
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	20	—	20
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(66)	—	(66)
Totals	$3,040,259	$5,879,901	$360,435	$9,280,595

AllianzGI NFJ Global Dividend Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Common Stock:
China	—	$1,747,660	—	$1,747,660
France	—	1,508,867	—	1,508,867
Germany	—	737,576	—	737,576
Indonesia	$724,289	624,632	—	1,348,921
Israel	829,380	775,820	—	1,605,200
Japan	—	2,719,488	—	2,719,488
Korea (Republic of)	—	723,973	—	723,973
Norway	—	721,647	—	721,647
Spain	—	1,481,642	—	1,481,642
Switzerland	—	773,020	—	773,020
United Kingdom	710,668	5,119,763	—	5,830,431
All Other	20,627,146	—	—	20,627,146
Repurchase Agreements	—	553,000	—	553,000
Totals	$22,891,483	$17,487,088	—	$40,378,571

AllianzGI NFJ International Small-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Common Stock:
Brazil	$300,702	—	—	$300,702
Canada	1,761,895	—	—	1,761,895
Chile	182,911	—	—	182,911
China	142,848	$826,097	—	968,945
Hong Kong	348,436	635,315	—	983,751
Italy	188,998	458,841	—	647,839
Panama	172,881	—	—	172,881
Philippines	177,996	—	—	177,996
Portugal	139,135	—	—	139,135
Singapore	150,184	—	—	150,184
South Africa	309,090	184,548	—	493,638
Spain	136,664	292,224	—	428,888

Semiannual Report	| May 31, 2015	297

Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

AllianzGI NFJ International Small-Cap Value (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Switzerland	$211,855	$140,775	—	$352,630
United Kingdom	1,395,645	1,993,209	—	3,388,854
All Other	—	8,542,058	—	8,542,058
Preferred Stock	150,887	—	—	150,887
Totals	$5,770,127	$13,073,067	—	$18,843,194

AllianzGI NFJ International Value II:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Common Stock:
Canada	$3,263,586	—	—	$3,263,586
Chile	374,877	—	—	374,877
China	490,298	$1,723,864	—	2,214,162
Hong Kong	946,570	3,258,149	$151,864	4,356,583
India	409,810	—	—	409,810
Israel	661,100	438,321	—	1,099,421
Italy	376,636	—	—	376,636
Korea (Republic of)	491,615	—	—	491,615
Mexico	554,400	—	—	554,400
Philippines	428,150	—	—	428,150
Russian Federation	338,954	—	—	338,954
South Africa	358,247	—	—	358,247
Taiwan	1,595,265	—	—	1,595,265
Turkey	426,312	—	—	426,312
United Kingdom	644,902	10,402,851	—	11,047,753
All Other	—	19,605,243	—	19,605,243
Preferred Stock	—	650,802	—	650,802
Repurchase Agreements	—	2,464,000	—	2,464,000
Totals	$11,360,722	$38,543,230	$151,864	$50,055,816

AllianzGI Short Duration High Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Corporate Bonds & Notes	—	$679,532,180	—	$679,532,180
Senior Loans	—	90,700,820	—	90,700,820
Repurchase Agreements	—	55,837,000	—	55,837,000
Totals	—	$826,070,000	—	$826,070,000

AllianzGI Structured Return:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Exchange-Traded Funds	$30,191,590	—	—	$30,191,590
Repurchase Agreements	—	$2,553,000	—	2,553,000
Options Purchased:
Market Price	91,534	—	—	91,534
	30,283,124	2,553,000	—	32,836,124

298	May 31, 2015 |	Semiannual Report

AllianzGI Structured Return (cont’d)
Investments in Securities – Liabilities	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Options Written:
Market Price	$(1,304,350)	—	—	$(1,304,350)
Totals	$28,978,774	$2,553,000	—	$31,531,774

AllianzGI U.S. Equity Hedged:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Exchange-Traded Funds	$15,623,620	—	—	$15,623,620
Repurchase Agreements	—	$381,000	—	381,000
Options Purchased:
Market Price	250,995	—	—	250,995
	15,874,615	381,000	—	16,255,615
Investments in Securities – Liabilities
Options Written:
Market Price	(48,080)	—	—	(48,080)
Totals	$15,826,535	$381,000	—	$16,207,535

AllianzGI U.S. Small-Cap Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Common Stock	$44,129,583	—	—	$44,129,583
Repurchase Agreements	—	$1,108,000	—	1,108,000
Totals	$44,129,583	$1,108,000	—	$45,237,583

AllianzGI Ultra Micro Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 5/31/15
Common Stock	$100,416,583	—	—	$100,416,583
Repurchase Agreements	—	$1,248,000	—	1,248,000
Totals	$100,416,583	$1,248,000	—	$101,664,583

†	Security fair-valued at $0.

At May 31, 2015, the following Funds had transfers between Levels 1 and 2:

	Transfers
	Level 1 to Level 2		Level 2 to Level 1
AllianzGI Best Styles Global Equity	$477,140	(a)	$149,717	(b)
AllianzGI China Equity	—		109,239	(b)
AllianzGI Convertible	18,342,704	(c)	44,596,458	(d)
AllianzGI Global Fundamental Strategy	350,186	(a)	279,949	(b)
AllianzGI Global Managed Volatility	7,962	(a)	—
AllianzGI Global Water	—		3,828,595	(b)
AllianzGI International Small-Cap	2,556,971	(a)	5,623,560	(b)
AllianzGI Multi-Asset Real Return	4,673	(a)	7,491	(b)
AllianzGI NFJ Emerging Markets Value	319,946	(a)	273,536	(b)
AllianzGI NFJ International Small-Cap Value	1,513,672	(a)	865,364	(b)
AllianzGI NFJ International Value II	1,200,930	(a)	946,570	(b)

Semiannual Report	| May 31, 2015	299

Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

(a)	This transfer was a result of securities trading outside the U.S. whose values were not adjusted by the application of a modeling tool at November 30, 2014, which was applied on May 31, 2015.
(b)	This transfer was a result of securities trading outside the U.S. whose values were adjusted by the application of a modeling tool at November 30, 2014, which was not applied on May 31, 2015.
(c)	This transfer was a result of securities with an exchange-traded closing price at November 30, 2014, which was not available on May 31, 2015.
(d)	This transfer was a result of securities without an exchange-traded closing price at November 30, 2014, which was available on May 31, 2015.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the period or six months ended May 31, 2015, was as follows:

AllianzGI Best Styles Emerging Markets Equity:
Investments in Securities – Assets	Beginning Balance 12/9/14**	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/15
Common Stock:
Hong Kong	—	$40,900		$(14,853)	—	$2,928	$6,763	—	—	$35,738
Malaysia	—	—	††	—	—	—	207	—	—	207
Thailand	—	63,997		(2,596)	—	(46)	(2,111)	—	—	59,244
Totals	—	$104,897		$(17,449)	—	$2,882	$4,859	—	—	$95,189

AllianzGI Best Styles Global Equity:
Investments in Securities – Assets	Beginning 11/30/14	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/15
Common Stock:
China	$9,993	—		—	—	—	$(8,794)	—	—	$1,199
Hong Kong	—	$9,626		—	—	—	2,523	—	—	12,149
Thailand	43,865	106,185		$(73,062)	—	$(2,589)	(11,552)	—	—	62,847
Rights:
Italy	—	—	††	—	—	—	—	—	—	—	†
Totals	$53,858	$115,811		$(73,062)	—	$(2,589)	$(17,823)	—	—	$76,195

AllianzGI Best Styles International Equity:
Investments in Securities – Assets	Beginning Balance 12/9/14**	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/15
Common Stock:
Hong Kong	—	$59,433		—	—	—	$14,726	—	—	$74,159

AllianzGI China Equity:
Investments in Securities – Assets	Beginning Balance 11/30/14	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/15
Common Stock:
China	$320,473	$24,065		$(431,638)	—	$216,376	$37,097	—	—	$166,373

AllianzGI Emerging Markets Consumer:
Investments in Securities – Assets	Beginning Balance 12/1/14**	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/15
Common Stock:
China	—	$382,411		—	—	—	$(148,753)	—	—	$233,658

300	May 31, 2015 |	Semiannual Report

AllianzGI Emerging Markets Debt:
Investments in Securities – Assets	Beginning Balance 11/30/14	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/15
Sovereign Debt Obligations:
Sri Lanka	—	$250,000	—	—	—	$(1,875)	—	—	$248,125

AllianzGI Emerging Markets Small-Cap:
Investments in Securities – Assets	Beginning Balance 12/1/14**	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/15
Common Stock:
Russian Federation	—	$108,914	$(68,032)	—	$(1,702)	$8,833	—	—	$48,013

AllianzGI International Small-Cap:
Investments in Securities – Assets	Beginning Balance 11/30/14	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/15
Common Stock:
Sweden	—	$32,317	—	—	—	$(903)	—	—	$31,414
Thailand	$816,875	236,155	$(512,951)	—	$38,942	34,645	—	—	613,666
Totals	$816,875	$268,472	$(512,951)	—	$38,942	$33,742	—	—	$645,080

AllianzGI Multi-Asset Real Return:
Investments in Securities – Assets	Beginning Balance 11/30/14	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/15
Common Stock:
Hong Kong	—	$7,500	—	—	—	$2,802	—	—	$10,302

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Beginning Balance 11/30/14	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/15
Common Stock:
Russian Federation	$276,596	$121,413	$(128,097)	—	$(63,517)	$97,493	—	—	$303,888
Thailand	93,210	—	(85,845)	—	(21,230)	13,865	—	—	—
Preferred Stock	60,144	23,450	(35,924)	—	(2,054)	10,931	—	—	56,547
Totals	$429,950	$144,863	$(249,866)	—	$(86,801)	$122,289	—	—	$360,435

AllianzGI NFJ International Value II:
Investments in Securities – Assets	Beginning Balance 11/30/14	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/15
Common Stock:
Hong Kong	—	$125,354	—	—	—	$26,510	—	—	$151,864
Israel	$363,356	—	$(460,419)	—	—	97,063	—	—	—
Totals	$363,356	$125,354	$(460,419)	—	—	$123,573	—	—	$151,864

Semiannual Report	| May 31, 2015	301

Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

AllianzGI Short Duration High Income:
Investments in Securities – Assets	Beginning Balance 11/30/14	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/15
Senior Loans:
Real Estate Investment Trust	$6,264,439	—	$(6,210,302)	$124	$(80,775)	$26,514	—	—	—

The following tables present additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at May 31, 2015:

AllianzGI Best Styles Emerging Markers Equity:
Investments in Securities – Assets	Ending Balance at 5/31/15	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$59,244	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB 65.44-297.21
	$6,075	Fundamental Analytical Data Relating to the Investment	Trading Volume	HKD 47.10
	$29,663	Last Exchange-Traded Closing Price	Trading Volume	HKD 115.00

AllianzGI Best Styles Global Equity:
Investments in Securities – Assets	Ending Balance at 5/31/15	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$62,847	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB 18.06-20.42
	$12,149	Fundamental Analytical Data Relating to the Investment	Trading Volume	HKD 47.10
	$1,199	Discount of Publicly Trading Quote	Discount Applied to Last Exchange Price	HKD 0.15 (88% Discount)

AllianzGI Best Styles International Equity:
Investments in Securities – Assets	Ending Balance at 5/31/15	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$74,159	Last Exchange-Traded Closing Price	Trading Volume	HKD 115.00

AllianzGI China Equity:
Investments in Securities – Assets	Ending Balance at 5/31/15	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$166,373	Last Exchange-Traded Closing Price	Trading Volume	HKD 15.00

AllianzGI Emerging Markets Consumer:
Investments in Securities – Assets	Ending Balance at 5/31/15	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$233,658	Fundamental Analytical Data Relating to the Investment	Price of Stock	HKD 3.30

AllianzGI Emerging Markets Debt:
Investments in Securities – Assets	Ending Balance at 5/31/15	Valuation Technique Used	Unobservable Inputs	Input Values
Sovereign Debt Obligations	$248,125	Third-Party Pricing Vendor	Single Broker Quote	$99.25

302	May 31, 2015 |	Semiannual Report

AllianzGI Emerging Markets Small-Cap:
Investments in Securities – Assets	Ending Balance at 5/31/15	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$48,013	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$0.28-$42.18

AllianzGI International Small-Cap:
Investments in Securities – Assets	Ending Balance at 5/31/15	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$613,666	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB 6.99
	$31,414	Fundamental Analytical Data Relating to the Investment	Price of Interim Share	SEK 5.00

AllianzGI Multi-Asst real Return:
Investments in Securities – Assets	Ending Balance at 5/31/15	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$10,302	Fundamental Analytical Data Relating to the Investment	Trading Volume	HKD 47.10

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Ending Balance at 5/31/15	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$303,888	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$1.37-$46.85
Preferred Stock	$56,547	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$0.71

AllianzGI NFJ International Value II:
Investments in Securities – Assets	Ending Balance at 5/31/15	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$151,864	Fundamental Analytical Data Relating to the Investment	Trading Volume	HKD 47.10

HKD – Hong Kong Dollar

MYR – Malaysian Ringgit

SEK – Swedish Krona

THB – Thai Baht

*	Other financial instruments are derivatives, such as swap agreements, futures contracts and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.
**	Commencement of operations.

The net change in unrealized appreciation/depreciation of Level 3 investments which the following Funds held at May 31, 2015 was:

AllianzGI Best Styles Emerging Markets Equity	$4,859
AllianzGI Best Styles Global Equity	(15,939)
AllianzGI Best Styles International Equity	14,726
AllianzGI China Equity	78,879
AllianzGI Emerging Markets Consumer	(148,753)
AllianzGI Emerging Markets Debt	(1,875)

AllianzGI Emerging Markets Small-Cap	$8,833
AllianzGI International Small-Cap	19,683
AllianzGI Multi-Asset Real Return	2,802
AllianzGI NFJ Emerging Markets Value	30,357
AllianzGI NFJ International Value II	26,510

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

Semiannual Report	| May 31, 2015	303

Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Dividend and interest income on the Statements of Operations are shown net of any foreign taxes withheld on income from foreign securities. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statements of Operations. Facility fees and other fees (such as origination fees) received on settlement date are amortized as income over the expected term of the senior loan. Facility fees and other fees received after settlement date relating to senior loans and consent fees relating to corporate actions are recorded as miscellaneous income upon receipt. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of May 31, 2015, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders.  The Funds (except AllianzGI Retirement Income, AllianzGI Global Allocation,

AllianzGI Convertible, AllianzGI Emerging Markets Debt, AllianzGI Europe Equity Dividend, AllianzGI High Yield Bond, AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ Global Dividend Value, AllianzGI NFJ International Value II and AllianzGI Short Duration High Income) declare dividends and distributions from net investment income and net realized capital gains, if any, annually. AllianzGI Retirement Income, AllianzGI Global Allocation, AllianzGI Convertible, AllianzGI Emerging Markets Debt, AllianzGI Europe Equity Dividend, AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ Global Dividend Value and AllianzGI NFJ International Value II declare dividends from net investment income quarterly and distributions from net realized capital gains, if any, annually. AllianzGI High Yield Bond and AllianzGI Short Duration High Income declare dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, include administration, administrative servicing, distribution, recoupment, servicing and sub-transfer agent fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or

304	May 31, 2015 |	Semiannual Report

maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Repurchase Agreements.  The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements, and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds’ Schedules of Investments. The value of the related collateral exceeded the value of the repurchase agreements at May 31, 2015.

(i) Equity-Linked Securities.  Certain Funds invest in equity-linked securities such as participatory notes (“P-Notes”). P-Notes are used to gain exposure to issuers in certain countries with a costly or lengthy registration process. They are generally traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty.

(j) Warrants.  The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges.

Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(k) Rights.  The Funds may receive rights. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the right, the right will expire worthless. Rights may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

(l) Senior Loans.  The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential

Semiannual Report	| May 31, 2015	305

Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(m) U.S. Government Agencies or Government-Sponsored Enterprises.  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(n) Exchange-Traded Funds.  Certain Funds may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

(o) Inflation-Indexed Bonds.  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation.

(p) When-Issued/Delayed-Delivery Transactions.  When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the NAV. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

(q) Organizational and Offering Costs.  Organizational costs are expensed at the inception of a Fund. Offering costs are amortized over a twelve-month period from the inception of a Fund.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. Interest rate changes can be sudden and unpredictable, and the Funds may lose money as a result of movements in interest rates. The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or

306	May 31, 2015 |	Semiannual Report

in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds. The local emerging market currencies in which the Funds may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Advisers seek to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities may also be illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

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Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

3.	UNDERLYING FUNDS AND OTHER ACQUIRED FUNDS RISK

AllianzGI Retirement 2015, AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement 2035, AllianzGI Retirement 2040, AllianzGI Retirement 2045, AllianzGI Retirement 2050, AllianzGI Retirement 2055 and AllianzGI Retirement Income (collectively the “Target Date Funds”) and AllianzGI Global Megatrends intend to invest their assets primarily in series of Allianz Funds, Allianz Funds Multi-Strategy Trust, PIMCO Equity Series, PIMCO Funds and PIMCO ETF Trust (together, “Underlying Funds”). AllianzGI Global Allocation, AllianzGI Global Dynamic Allocation, AllianzGI Emerging Markets Debt, Allianz Global Fundamental Strategy and AllianzGI Multi-Asset Real Return may invest their assets partially, significantly or primarily in Underlying Funds. The Funds may also invest a portion of their assets in unaffiliated ETFs and mutual funds and pooled vehicles (together, “Other Acquired Funds”). AllianzGI Structured Return and AllianzGI U.S. Equity Hedged expect to achieve their exposure to equity securities by investing in Other Acquired Funds. Accordingly, the investment performance of the Funds depends upon a favorable allocation among the Underlying Funds and Other Acquired Funds as well as the ability of the Underlying Funds and Other Acquired Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved. The risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds and Other Acquired Funds.

Investing in the Underlying Funds and Other Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds or Other Acquired Funds. Each Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds and Other Acquired Funds in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in the Underlying Fund or Other Acquired Fund, which will vary. Each Fund’s investment in a particular Underlying Fund may exceed 25% of its assets. To the extent that a Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund.

4.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

During the six months ended May 31, 2015, AllianzGI Emerging Markets Debt and AllianzGI Global Fundamental Strategy were subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Investment Manager has registered with the CFTC as a Commodity Pool Operator, AllianzGI U.S. has registered with the CFTC as a Commodity Trading Adviser, and both entities are members of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations applied with respect to AllianzGI Emerging Markets Debt and AllianzGI Global Fundamental Strategy. Compliance with the CFTC’s regulatory requirements could increase these Funds’ expenses, adversely affecting their total returns. Effective March 20, 2015, AllianzGI Emerging Markets Debt and AllianzGI Global Fundamental Strategy were no longer subject to regulation as commodity pools under the Commodity Exchange Act pursuant to recent rule changes by the CFTC.

Option Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

Futures Contracts.  The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates

308	May 31, 2015 |	Semiannual Report

and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

Swap Agreements.  Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Funds may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order, among other things, manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period, if any, are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Funds’ Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and

Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements—Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As the sellers of protection on credit default swap agreements, the Funds will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the sellers, the Funds would effectively add leverage to their investment portfolios because, in addition to their total net assets, the Funds would be subject to investment exposure on the notional amount of the swap.

If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Funds are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where

Semiannual Report	| May 31, 2015	309

Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

the Funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount of the swap agreement will be adjusted by corresponding amounts. The Funds use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Funds bear exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Funds use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in Note 7(b), serve as an indicator of the current status of the payment/performance risk, and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of May 31, 2015 for which the Funds are sellers of protection are disclosed in Note 7(b). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

310	May 31, 2015 |	Semiannual Report

The following is a summary of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at May 31, 2015:

AllianzGI Global Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$348,654	$202,225	—	$550,879
Unrealized appreciation of forward foreign currency contracts	—	—	$87,200	87,200
Total asset derivatives	$348,654	$202,225	$87,200	$638,079
Liability derivatives:
Payable for variation margin on futures contracts*	$(173,798)	—	$(24,140)	$(197,938)
Unrealized depreciation of forward foreign currency contracts	—	—	(38,103)	(38,103)
Total liability derivatives	$(173,798)	—	$(62,243)	$(236,041)

*	Included in net unrealized appreciation of $352,941 on futures contracts as reported in Note 7(c).

AllianzGI Global Dynamic Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$38,663	$1,095	—	$39,758
Liability derivatives:
Payable for variation margin on futures contracts*	$(3,183)	—	—	$(3,183)
Unrealized depreciation of forward foreign currency contracts	—	—	$(1,721)	(1,721)
Total liability derivatives	$(3,183)	—	$(1,721)	$(4,904)

*	Included in net unrealized appreciation of $36,575 on futures contracts as reported in Note 7(c).

AllianzGI Best Styles Global Equity:
Location	Market Price
Asset derivatives:
Receivable for variation margin on futures contracts*	$26,215
Liability derivatives:
Payable for variation margin on futures contracts*	$(3,129)

*	Included in net unrealized appreciation of $23,086 on futures contracts as reported in Note 7(c).

AllianzGI Best Styles U.S. Equity:
Location	Market Price
Asset derivatives:
Receivable for variation margin on futures contracts*	$10,228

*	Included in net unrealized appreciation of $10,228 on futures contracts as reported in Note 7(c).

AllianzGI Emerging Markets Debt:
Location	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC swaps	$103,531	—	$103,531
Unrealized appreciation of forward foreign currency contracts	—	$6,223	6,223
Total asset derivatives	$103,531	$6,223	$109,754
Liability derivatives:
Unrealized depreciation of OTC swaps	$(2,858)	—	$(2,858)
Unrealized depreciation of forward foreign currency contracts	—	$(12,904)	(12,904)
Total liability derivatives	$(2,858)	$(12,904)	$(15,762)

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Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

AllianzGI Europe Equity Dividend:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$639
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(92,439)

AllianzGI Global Fundamental Strategy:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Investments, at value (options purchased)	$41,988	—	—	$41,988
Unrealized appreciation of forward foreign currency contracts	—	—	$7,320	7,320
Total asset derivatives	$41,988	—	$7,320	$49,308
Liability derivatives:
Options written, at value	$(45,098)	—	—	$(45,098)
Payable for variation margin on futures contracts*	—	$(7,557)	—	(7,557)
Unrealized depreciation of forward foreign currency contracts	—	—	$(18,473)	(18,473)
Total liability derivatives	$(45,098)	$(7,557)	$(18,473)	$(71,128)

*	Included in net unrealized depreciation of $7,557 on futures contracts as reported in Note 7(c).

AllianzGI International Small-Cap:
Location	Foreign Exchange Contracts
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(143)

AllianzGI Multi-Asset Real Return:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$5,922	—	$2,803	$8,725
Liability derivatives:
Payable for variation margin on futures contracts*	$(4,755)	$(1,870)	—	$(6,625)

*	Included in net unrealized appreciation of $2,100 on futures contracts as reported in Note 7(c).

AllianzGI NFJ Emerging Markets Value:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$20
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(66)

AllianzGI Structured Return:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$91,534
Liability derivatives:
Options written, at value	$(1,304,350)

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AllianzGI U.S. Equity Hedged:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$250,995
Liability derivatives:
Options written, at value	$(48,080)

The effect of derivatives on the Statements of Operations for the period or six months ended May 31, 2015:

AllianzGI Global Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$143,825	$(490,491)	$(4,205)	$(350,871)
Foreign currency transactions (forward foreign currency contracts)	—	—	86,596	86,596
Total net realized gain (loss)	$143,825	$(490,491)	$82,391	$(264,275)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$174,856	$202,225	$(24,140)	$352,941
Foreign currency transactions (forward foreign currency contracts)	—	—	49,097	49,097
Total net change in unrealized appreciation/depreciation	$174,856	$202,225	$24,957	$402,038

AllianzGI Global Dynamic Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$2,253	$3,453	—	$5,706
Foreign currency transactions (forward foreign currency contracts)	—	—	$(3,708)	(3,708)
Total net realized gain (loss)	$2,253	$3,453	$(3,708)	$1,998
Net change in unrealized appreciation/depreciation of:
Futures contracts	$35,480	$1,095	—	$36,575
Foreign currency transactions (forward foreign currency contracts)	—	—	$(1,721)	(1,721)
Total net change in unrealized appreciation/depreciation	$35,480	$1,095	$(1,721)	$34,854

AllianzGI Best Styles Emerging Markets Equity:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$22,957	—	$22,957
Foreign currency transactions (forward foreign currency contracts)	—	$(13,524)	(13,524)
Total net realized gain (loss)	$22,957	$(13,524)	$9,433

AllianzGI Best Styles Global Equity:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized loss on:
Futures contracts	$(87,306)	—	$(87,306)
Foreign currency transactions (forward foreign currency contracts)	—	$(13,513)	(13,513)
Total net realized loss	$(87,306)	$(13,513)	$(100,819)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$2,139	—	$2,139

Semiannual Report	| May 31, 2015	313

Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

AllianzGI Best Styles International Equity:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward foreign currency contracts)	$12,870

AllianzGI Best Styles U.S. Equity:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$163,671	—	$163,671
Foreign currency transactions (forward foreign currency contracts)	—	$(1,687)	(1,687)
Total net realized gain (loss)	$163,671	$(1,687)	$161,984
Net change in unrealized appreciation/depreciation of:
Futures contracts	$10,228	—	$10,228

AllianzGI China Equity:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(367)

AllianzGI Emerging Markets Consumer:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward foreign currency contracts)	$1,925

AllianzGI Emerging Markets Debt:
Location	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain on:
Swaps	$778	—	$778
Foreign currency transactions (forward foreign currency contracts)	—	$52,724	52,724
Total net realized gain	$778	$52,724	$53,502
Net change in unrealized appreciation/depreciation of:
Swaps	$100,673	—	$100,673
Foreign currency transactions (forward foreign currency contracts)	—	$(31,245)	(31,245)
Total net change in unrealized appreciation/depreciation	$100,673	$(31,245)	$69,428

AllianzGI Emerging Markets Small-Cap:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(67)

AllianzGI Europe Equity Dividend:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward foreign currency contracts)	$434
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward foreign currency contracts)	$(91,800)

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AllianzGI Global Fundamental Strategy:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Investments (options purchased)	$(4,883)	—	—	$(4,883)
Futures contracts	(26,912)	$(20,461)	—	(47,374)
Options written	6,830	—	—	6,830
Foreign currency transactions (forward foreign currency contracts)	—	—	$336,075	336,075
Total net realized gain (loss)	$(24,965)	$(20,461)	$336,075	$290,648
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$7,300	—	—	$7,300
Futures contracts	20,320	$867	—	21,187
Options written	36,589	—	—	36,589
Foreign currency transactions (forward foreign currency contracts)	—	—	$(15,027)	(15,027)
Total net change in unrealized appreciation/depreciation	$64,209	$867	$(15,027)	$50,049

AllianzGI Global Managed Volatility:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward foreign currency contracts)	$613

AllianzGI Global Sustainability:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward foreign currency contracts)	$281

AllianzGI Global Water:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward foreign currency contracts)	$22,233

AllianzGI International Small-Cap:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(18,447)
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward foreign currency contracts)	$(143)

AllianzGI Multi-Asset Real Return:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$11,011	$(4,292)	$8,851	$15,569
Foreign currency transactions (forward foreign currency contracts)	—	—	(703)	(703)
Total net realized gain (loss)	$11,011	$(4,292)	$8,148	$14,866
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(8,528)	$7,659	$2,803	$1,934

Semiannual Report	| May 31, 2015	315

Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

AllianzGI NFJ Emerging Markets Value:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward foreign currency contracts)	$366
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward foreign currency contracts)	$(46)

AllianzGI NFJ Global Dividend Value:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(4,456)

AllianzGI NFJ International Small-Cap Value:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(596)

AllianzGI NFJ International Value II:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(1,175)

AllianzGI Structured Return:
Location	Market Price
Net realized gain (loss) on:
Investments (options purchased)	$(959,913)
Options written	1,006,919
Total net realized gain	$47,006
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(19,897)
Options written	260,316
Total net change in unrealized appreciation/depreciation	$240,419

AllianzGI U.S. Equity Hedged:
Location	Market Price
Net realized gain (loss) on:
Investments (options purchased)	$(258,352)
Options written	182,675
Total net realized loss	$(75,677)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(203,758)
Options written	18,587
Total net change in unrealized appreciation/depreciation	$(185,171)

The average volume (based on the open positions at each fiscal quarter-end) of derivative activity for the period or six months ended May 31, 2015:

	Options Purchased Contracts(1)	Options Written Contracts(1)	Forward Foreign Currency Contracts(2)		Futures Contracts(1)		Credit Default Swap Agreements(3)
			Purchased	Sold	Long	Short	Buy	Sell
AllianzGI Global Allocation	—	—	$379,163	$4,508,578	318	13	—	—
AllianzGI Global Dynamic Allocation	—	—	—	58,024	17	3	—	—
AllianzGI Best Styles Global Equity	—	—	—	—	16	—	—	—
AllianzGI Best Styles U.S. Equity	—	—	—	—	16	—	—	—
AllianzGI Emerging Markets Debt	—	—	2,664,217	2,817,666	—	—	$667	$2,000
AllianzGI Europe Equity Dividend	—	—	42,641	1,578,617	—	—	—	—
AllianzGI Global Fundamental Strategy	38	119	529,719	2,215,026	—	17	—	—
AllianzGI International Small-Cap	—	—	—	31,939	—	—	—	—
AllianzGI Multi-Asset Real Return	—	—	—	—	9	13	—	—
AllianzGI NFJ Emerging Markets Value	—	—	4,433	3,594	—	—	—	—
AllianzGI Structured Return	694	490	—	—	—	—	—	—
AllianzGI U.S. Equity Hedged	94	81	—	—	—	—	—	—

(1)	Number of contracts
(2)	U.S. $ value on origination date
(3)	Notional Amount (in thousands)

316	May 31, 2015 |	Semiannual Report

The following tables present by counterparty, the Funds’ derivative assets and liabilities net of related collateral held by the Funds at May 31, 2015 which has not been offset in the Statements of Assets and Liabilities, but would be available for offset to the extent of a default by the counterparty to the transaction.

Financial Assets and Derivative Assets, and Collateral Received at May 31, 2015:

AllianzGI Global Allocation:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
State Street Bank	$87,200	$(38,103)	—	$49,097

AllianzGI Emerging Markets Debt:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received		Net Amount
Foreign Currency Exchange Contracts
State Street Bank	$6,223	$(6,223)	—		—
Swaps
Barclays Bank PLC	103,531	(2,858)	$(18,714	)#,##	$81,959
Totals	$109,754	$(9,081)	$(18,714)		$81,959

AllianzGI Europe Equity:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
State Street Bank	$639	$(639)	—	—

AllianzGI Global Fundamental Strategy:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
State Street Bank	$7,320	$(7,320)	—	—

AllianzGI NFJ Emerging Markets Value:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$20	$(20)	—	—

Semiannual Report	| May 31, 2015	317

Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

Financial Liabilities and Derivative Liabilities, and Collateral Received at May 31, 2015:

AllianzGI Global Allocation:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
State Street Bank	$38,103	$(38,103)	—	—

AllianzGI Global Dynamic Allocation:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
State Street Bank	$1,721	—	—	$1,721

AllianzGI Emerging Markets Debt:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
State Street Bank	$12,904	$(6,223)	—	$6,681
Swaps
Barclays Bank PLC	2,858	(2,858)	—	—
Totals	$15,762	$(9,081)	—	$6,681

AllianzGI Europe Equity:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
State Street Bank	$92,439	$(639)	—	$91,800

AllianzGI Global Fundamental Strategy:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
State Street Bank	$18,473	$(7,320)	—	$11,153

318	May 31, 2015 |	Semiannual Report

AllianzGI International Small-Cap:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$143	—	—	$143

AllianzGI NFJ Emerging Markets Value:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$66	$(20)	—	$46

#	The amount includes upfront premiums received.
##	The amount includes upfront premiums paid.

5.	INVESTMENT MANAGER/ADMINISTRATOR/DISTRIBUTOR FEES & DEFERRED COMPENSATION

Investment Management Fee.  Each Fund has an Investment Management Agreement (collectively the “Agreements”) with the Investment Manager. Subject to the supervision of the Trust’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, each Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreements, the Investment Manager receives an annual fee, payable monthly (net of any fee waivers, reimbursements and recoupment), at an annual rate of each Fund’s average daily net assets (the “Investment Management Fee”).

“Due to Investment Manager” on the Statements of Assets and Liabilities represents the remaining payable for the Funds’ offering costs that were paid by the Investment Manager.

The Investment Manager has retained the Sub-Advisers to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Advisers are responsible for making all of the investment decisions for the Funds for which they serve as sub-adviser. The Investment Manager, not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Advisers in return for their services.

Sub-Adviser(s)	Funds
AllianzGI U.S.	AllianzGI Retirement 2015, AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement 2035, AllianzGI Retirement 2040, AllianzGI Retirement 2045, AllianzGI Retirement 2050, AllianzGI Retirement 2055, AllianzGI Retirement Income, AllianzGI Global Allocation, AllianzGI Global Dynamic Allocation, AllianzGI Global Megatrends, AllianzGI Best Styles Emerging Markets Equity, AllianzGI Best Styles Global Equity, AllianzGI Best Styles International Equity, AllianzGI Best Styles U.S. Equity, AllianzGI China Equity, AllianzGI Convertible, AllianzGI Emerging Markets Consumer, AllianzGI Emerging Markets Debt, AllianzGI Emerging Markets Small-Cap, AllianzGI Europe Equity Dividend, AllianzGI Global Fundamental Strategy, AllianzGI Global Managed Volatility, AllianzGI Global Sustainability, AllianzGI Global Water, AllianzGI High Yield Bond, AllianzGI International Growth, AllianzGI International Small-Cap, AllianzGI Micro Cap, AllianzGI Multi-Asset Real Return, AllianzGI Short Duration High Income, AllianzGI Structured Return, AllianzGI U.S. Equity Hedged, AllianzGI U.S. Small-Cap Growth, AllianzGI Ultra Micro Cap
Fuller & Thaler	AllianzGI Behavioral Advantage Large Cap
NFJ	NFJ Emerging Markets Value, NFJ Global Dividend Value, NFJ International Small-Cap Value, NFJ International Value II

Administration Fee.  The Investment Manager provides administrative services to the Target Date Funds and also bears the cost of most third-party administrative services required by the Target Date Funds, and in return it receives from each share class of each Target Date Fund a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

Semiannual Report	| May 31, 2015	319

Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

The Investment Management Fee and Administration Fee for all classes are charged at an annual rate as indicated in the following table:

	All Classes			Class A,C,D and R	Class P and Administrative	Class R6
	Management Fee		Effective Management Fee		Administration Fee
AllianzGI Retirement 2015	0.05%		0.05%	0.30%	0.15%	0.05%
AllianzGI Retirement 2020	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2025	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2030	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2035	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2040	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2045	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2050	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2055	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement Income	0.05		0.05	0.30	0.15	0.05
AllianzGI Global Allocation	0.70	*	0.21	N/A	N/A	N/A
AllianzGI Global Dynamic Allocation	0.70	*	0.34	N/A	N/A	N/A
AllianzGI Global Megatrends	0.00		0.00	N/A	N/A	N/A
AllianzGI Behavioral Advantage Large Cap	0.40		0.40	N/A	N/A	N/A
AllianzGI Best Styles Emerging Markets Equity	0.40		0.40	N/A	N/A	N/A
AllianzGI Best Styles Global Equity	0.30		0.30	N/A	N/A	N/A
AllianzGI Best Styles International Equity	0.30		0.30	N/A	N/A	N/A
AllianzGI Best Styles U.S. Equity	0.30		0.30	N/A	N/A	N/A
AllianzGI China Equity	1.10		1.10	N/A	N/A	N/A
AllianzGI Convertible	0.57		0.57	N/A	N/A	N/A
AllianzGI Emerging Markets Consumer	1.00		1.00	N/A	N/A	N/A
AllianzGI Emerging Markets Debt	0.75		0.75	N/A	N/A	N/A
AllianzGI Emerging Markets Small-Cap	1.20		1.20	N/A	N/A	N/A
AllianzGI Europe Equity Dividend	0.80		0.80	N/A	N/A	N/A
AllianzGI Global Fundamental Strategy	0.75		0.75	N/A	N/A	N/A
AllianzGI Global Managed Volatility	0.40		0.40	N/A	N/A	N/A
AllianzGI Global Sustainability	0.80		0.80	N/A	N/A	N/A
AllianzGI Global Water	0.95		0.95	N/A	N/A	N/A
AllianzGI High Yield Bond	0.48		0.48	N/A	N/A	N/A
AllianzGI International Growth	0.80		0.80	N/A	N/A	N/A
AllianzGI International Small-Cap	1.00		1.00	N/A	N/A	N/A
AllianzGI Micro Cap	1.25		1.25	N/A	N/A	N/A
AllianzGI Multi-Asset Real Return	0.75		0.75	N/A	N/A	N/A
AllianzGI NFJ Emerging Markets Value	1.00		1.00	N/A	N/A	N/A
AllianzGI NFJ Global Dividend Value	0.80		0.80	N/A	N/A	N/A
AllianzGI NFJ International Small-Cap Value	0.95		0.95	N/A	N/A	N/A
AllianzGI NFJ International Value II	0.80		0.80	N/A	N/A	N/A
AllianzGI Short Duration High Income	0.48		0.48	N/A	N/A	N/A
AllianzGI Structured Return	0.60		0.60	N/A	N/A	N/A
AllianzGI U.S. Equity Hedged	0.70		0.70	N/A	N/A	N/A
AllianzGI U.S. Small-Cap Growth	0.90		0.90	N/A	N/A	N/A
AllianzGI Ultra Micro Cap	1.50		1.50	N/A	N/A	N/A

*	Effective April 1, 2015, the management fee rate was decreased from 0.85% to 0.70% and the management fee waiver was decreased from 0.70% to 0.55%.

320	May 31, 2015 |	Semiannual Report

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AAM, the Investment Manager and the Sub-Advisers (with the exception of Fuller & Thaler), serves as the distributor of the Funds’ shares pursuant to separate Distribution Servicing Plans for Class A, B, C, D and R. The Distributor, for each of the Funds, receives (i) servicing fees of 0.25% of the average daily net assets of each of Class A, B, C, D and R in connection with services rendered to shareholders of each class and the maintenance of shareholder accounts, and (ii) distribution fees of 0.75% of the average daily net assets of each of Class B and C (with the exception of Class C for AllianzGI Short Duration High Income which is 0.25%) and 0.25% of average daily net assets of Class R in connection with the distribution of Class B, C and R shares.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R classes, the Funds compensate the Distributor for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts.

Pursuant to the Distribution Plan for the Administrative Class shares, the Funds are permitted to reimburse the Distributor out of the Administrative Class’ assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average net assets of the Administrative Class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration plans or programs that use fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that no more than 0.25% of the average daily net assets attributable to the Administrative Class may be expensed.

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges (“CDSC”) paid by the shareholders upon certain redemptions of Class A, B and C shares. For the six months ended May 31, 2015, the Distributor received $154,065, representing commissions (sales charges) and CDSC from the Funds.

Deferred Compensation.  Trustees do not currently receive any pension or retirement benefits from the Trust. The Trust has adopted a deferred compensation plan for the Trustees that went into place at the beginning of this calendar year and permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive all or a portion of his or her fees from the Trust on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in a Fund or Funds, or one or more series of Allianz Funds, selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Trust remains in substantially the same financial position whether Trustee fees are paid when earned or deferred.

6.	EXPENSE LIMITATION AND RECOUPMENT

The Trust and the Investment Manager have entered into Expense Limitation and Management Fee Waiver Agreements as indicated below:

		Expense Limitation
	Management Fee Waiver(1)	Class A	Class B	Class C	Class D	Class R	Class P		Institutional Class		Class R6		Administrative Class
AllianzGI Retirement 2015(2)	N/A	0.97%	N/A	1.72%	1.07%	1.32%	0.67%		N/A		0.57%		0.92%
AllianzGI Retirement 2020(2)	N/A	0.99	N/A	1.74	1.09	1.34	0.69		N/A		0.59		0.94
AllianzGI Retirement 2025(2)	N/A	1.01	N/A	N/A	N/A	1.36	0.71		N/A		0.61		0.96
AllianzGI Retirement 2030(2)	N/A	1.03	N/A	1.78	1.13	1.38	0.73		N/A		0.63		0.98
AllianzGI Retirement 2035(2)	N/A	1.06	N/A	N/A	N/A	1.41	0.76		N/A		0.66		1.01
AllianzGI Retirement 2040(2)	N/A	1.09	N/A	1.84	1.19	1.44	0.79		N/A		0.69		1.04
AllianzGI Retirement 2045(2)	N/A	1.10	N/A	N/A	N/A	1.45	0.80		N/A		0.70	*	1.05
AllianzGI Retirement 2050(2)	N/A	1.10	N/A	1.85	1.20	1.45	0.80		N/A		0.70	*	1.05
AllianzGI Retirement 2055(2)	N/A	1.10	N/A	N/A	N/A	1.45	0.80		N/A		0.70	*	1.05
AllianzGI Retirement Income(2)	N/A	0.95	N/A	1.70	1.05	1.30	0.65		N/A		0.55		0.90
AllianzGI Global Allocation(3)	0.55%	0.64	1.36%	1.38	0.64	0.81	0.41		0.40%		N/A		0.65
AllianzGI Global Dynamic Allocation(3)	0.55	0.76	N/A	1.49	0.76	1.01	0.61		0.51		N/A		0.76
AllianzGI Global Megatrends(4)	N/A	1.30	N/A	N/A	N/A	N/A	1.15	*	1.05	*	N/A		N/A
AllianzGI Behavioral Advantage Large Cap(5)	N/A	0.81	N/A	1.57	0.81	N/A	0.65		0.55		N/A		N/A
AllianzGI Best Styles Emerging Markets Equity(6)	N/A	N/A	N/A	N/A	N/A	N/A	0.80		0.70		0.60		N/A
AllianzGI Best Styles Global Equity(5)	N/A	0.75	N/A	N/A	N/A	N/A	0.60		0.50		0.40		N/A
AllianzGI Best Styles International Equity(6)	N/A	N/A	N/A	N/A	N/A	N/A	0.65		0.55		0.45		N/A
AllianzGI Best Styles U.S. Equity(6)	N/A	N/A	N/A	N/A	N/A	N/A	0.60		0.50		0.40		N/A
AllianzGI China Equity(5)	N/A	1.70	N/A	2.45	1.77	N/A	1.51		1.45		N/A		N/A

Semiannual Report	| May 31, 2015	321

Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

		Expense Limitation
	Management Fee Waiver(1)	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Convertible	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AllianzGI Emerging Markets Consumers(6)	N/A	1.65%	N/A	N/A	N/A	N/A	N/A	1.30%	N/A	N/A
AllianzGI Emerging Markets Debt(6)	N/A	1.20	N/A	1.95%	N/A	N/A	1.05%	0.95	N/A	N/A
AllianzGI Emerging Markets Small-Cap(6)	N/A	1.85	N/A	N/A	N/A	N/A	N/A	1.50	N/A	N/A
AllianzGI Europe Equity Dividend(6)	N/A	1.20	N/A	1.95	N/A	N/A	1.05	0.95	N/A	N/A
AllianzGI Global Fundamental Strategy(5)	N/A	1.25	N/A	2.00	1.25%	N/A	1.10	1.00	N/A	N/A
AllianzGI Global Managed Volatility(7)	N/A	0.93	N/A	1.62	0.89	N/A	0.69	0.60	N/A	N/A
AllianzGI Global Sustainability(6)	N/A	1.20	N/A	N/A	N/A	N/A	1.05	0.95	N/A	N/A
AllianzGI Global Water	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AllianzGI High Yield Bond	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AllianzGI International Growth(6)	N/A	1.20	N/A	N/A	N/A	N/A	N/A	0.95	N/A	N/A
AllianzGI International Small-Cap(5)	N/A	1.45	N/A	2.19	1.45	1.70%	1.28	1.21	N/A	N/A
AllianzGI Micro Cap(7)	N/A	1.62	N/A	N/A	N/A	N/A	1.54	1.54	N/A	N/A
AllianzGI Multi-Asset Real Return(7)	N/A	0.85	N/A	1.60	0.85	N/A	0.70	0.60	N/A	N/A
AllianzGI NFJ Emerging Markets Value(5)	N/A	1.55	N/A	2.30	1.55	N/A	1.39	1.30	N/A	N/A
AllianzGI NFJ Global Dividend Value(5)	N/A	1.20	N/A	1.99	1.20	N/A	1.04	0.95	N/A	N/A
AllianzGI NFJ International Small-Cap Value(5)	N/A	1.45	N/A	2.20	1.45	N/A	1.30	1.20	N/A	N/A
AllianzGI NFJ International Value II(5)	N/A	1.20	N/A	1.95	1.20	N/A	1.00	0.95	N/A	N/A
AllianzGI Short Duration High Income(5)	N/A	N/A	N/A	N/A	0.85	N/A	N/A	N/A	N/A	N/A
AllianzGI Structured Return(7)	N/A	1.15	N/A	1.90	1.15	N/A	1.00	0.90	N/A	N/A
AllianzGI U.S. Equity Hedged(7)	N/A	1.25	N/A	2.00	1.25	N/A	1.10	1.00	N/A	N/A
AllianzGI U.S. Small-Cap Growth(5)	N/A	1.40	N/A	2.20	1.42	1.65	1.25	1.16	N/A	N/A
AllianzGI Ultra Micro Cap	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Effective April 1, 2015, the Investment Manager has contractually agreed to irrevocably waive a portion of its management fee with respect to the noted Funds. The waiver is calculated on the average daily net assets of each applicable Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds based on the rates disclosed in the above table. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Investment Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2016. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments).
(2)	The Investment Manager has contractually agreed, until March 31, 2016, to irrevocably waive its management and administrative fees and reimburse any additional other expenses or acquired fund fees and expenses, to the extent that Total Annual Fund Operating Expenses after Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(3)	Effective April 1, 2015, the Investment Manager has contractually agreed, until March 31, 2016, to irrevocably waive its management fee and/or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote (1) above, Total Annual Fund Operating Expenses, excluding interest, taxes, and extraordinary expenses, acquired fund fees and expenses and certain credits and other expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(4)	The Investment Manager has contractually agreed, until March 31, 2016, to reimburse other expenses or acquired fund fees and expenses, to the extent that Total Annual Fund Operating Expenses after Expense Reductions, including payment of organizational expenses, but excluding, interest, taxes, and extraordinary expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(5)	Effective April 1, 2015, the Investment Manager has contractually agreed, until March 31, 2016, to irrevocably waive its management fee and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, excluding interest, taxes, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(6)	The Investment Manager has contractually agreed, until March 31, 2016, to irrevocably waive its management fee and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, taxes, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.

322	May 31, 2015 |	Semiannual Report

(7)	Effective April 1, 2015, the Investment Manager has contractually agreed, until March 31, 2016, to irrevocably waive its management fee and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, taxes, and extraordinary expenses, acquired fund fees and expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
*	As a result of reimbursing expenses inclusive of estimated acquired fund fees and expenses, the Investment Manager reimbursed amounts in excess of the respective share class’ operating expenses. The aggregate excess reimbursement of each share class is accounted for as “Contribution from Investment Manager” on the Statements of Operations.

The Investment Manager, as per expense limitation agreements, may recoup waived/reimbursed amounts for a period of up to three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/recoupment. During the period or six months ended May 31, 2015, the Investment Manager recouped a total of $108,094 from the Funds as disclosed on the Statements of Operations. The following represents the amounts that still can be recouped by the Investment Manager as of May 31, 2015.

	Unrecouped Expenses Waived/Reimbursed through Year ended November 30,
	2012	2013	2014	Total
AllianzGI Retirement 2015	$18,532	$30,313	$38,573	$87,418
AllianzGI Retirement 2020	14,067	41,366	67,973	123,406
AllianzGI Retirement 2025	7,439	40,739	77,249	125,427
AllianzGI Retirement 2030	30,870	64,152	86,688	181,710
AllianzGI Retirement 2035	10,573	39,569	66,529	116,671
AllianzGI Retirement 2040	20,733	40,074	63,194	124,001
AllianzGI Retirement 2045	9,262	21,258	38,603	69,123
AllianzGI Retirement 2050	19,237	24,243	32,386	75,866
AllianzGI Retirement 2055	8,988	9,226	10,500	28,714
AllianzGI Retirement Income	35,421	45,280	40,092	120,793
AllianzGI Global Allocation	529,000	529,090	527,620	1,585,710
AllianzGI Global Dynamic Allocation	211,891	215,351	225,735	652,977
AllianzGI Behavioral Advantage Large Cap	235,009	179,849	177,064	591,922
AllianzGI Best Styles Global Equity	—	—	457,171	457,171
AllianzGI China Equity	217,554	198,512	231,354	647,420
AllianzGI Emerging Markets Debt	—	—	217,381	217,381
AllianzGI Global Fundamental Strategy	—	172,001	255,965	427,966
AllianzGI Global Managed Volatility	286,597	263,268	256,403	806,268
AllianzGI High Yield Bond	22,180	16,068	508	38,756
AllianzGI International Small-Cap	266,568	259,712	263,862	790,142
AllianzGI Micro Cap	131,890	162,476	117,388	411,754
AllianzGI Multi-Asset Real Return	—	366,103	255,119	621,222
AllianzGI NFJ Emerging Markets Value	—	385,249	322,923	708,172
AllianzGI NFJ Global Dividend Value	171,065	175,973	172,847	519,885
AllianzGI NFJ International Small-Cap Value	175,822	311,827	251,942	739,591
AllianzGI NFJ International Value II	302,633	242,764	236,156	781,553
AllianzGI Short Duration High Income	109,027	137,195	113,125	359,347
AllianzGI Structured Return	—	317,508	423,380	740,888
AllianzGI U.S. Equity Hedged	—	375,759	222,985	598,744
AllianzGI U.S. Small-Cap Growth	197,501	158,039	177,919	533,459
AllianzGI Ultra Micro Cap	13,282	—	—	13,282

Semiannual Report	| May 31, 2015	323

Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

7.	INVESTMENTS IN SECURITIES

For the period or six months ended May 31, 2015, purchases and sales of investments, other than short-term securities and U.S. government obligations were:

	Purchases	Sales
AllianzGI Retirement 2015	$37,702,004	$42,689,139
AllianzGI Retirement 2020	66,142,663	63,252,606
AllianzGI Retirement 2025	66,819,009	61,833,342
AllianzGI Retirement 2030	66,773,812	62,433,614
AllianzGI Retirement 2035	49,587,366	46,981,748
AllianzGI Retirement 2040	39,293,813	38,148,768
AllianzGI Retirement 2045	23,358,288	25,051,401
AllianzGI Retirement 2050	20,021,137	20,227,779
AllianzGI Retirement 2055	7,466,095	6,717,934
AllianzGI Retirement Income	25,839,838	29,646,300
AllianzGI Global Allocation	187,590,751	203,344,125
AllianzGI Global Dynamic Allocation	6,515,355	6,400,229
AllianzGI Global Megatrends	3,000,000	—
AllianzGI Behavioral Advantage Large Cap	33,072,429	75,550,540
AllianzGI Best Styles Emerging Markets Equity	6,568,248	1,385,378
AllianzGI Best Styles Global Equity	91,695,003	17,860,139
AllianzGI Best Styles International Equity	37,422,837	6,191,941
AllianzGI Best Styles U.S. Equity	89,830,028	33,503,595
AllianzGI China Equity	8,028,852	2,456,629
AllianzGI Convertible	1,133,285,729	1,433,005,801
AllianzGI Emerging Markets Consumer	16,061,906	3,767,142
AllianzGI Emerging Markets Debt	23,063,748	20,758,061
AllianzGI Emerging Markets Small-Cap	6,868,151	2,298,809
AllianzGI Europe Equity Dividend	3,324,472	252,808
AllianzGI Global Fundamental Strategy	2,047,191	3,302,739
AllianzGI Global Managed Volatility	3,980,330	17,752,955
AllianzGI Global Sustainability	3,607,745	685,985
AllianzGI Global Water	133,971,311	135,070,920
AllianzGI High Yield Bond	115,158,382	99,708,452
AllianzGI International Growth	2,973,416	1,414
AllianzGI International Small-Cap	33,634,037	23,805,064
AllianzGI Micro Cap	12,079,596	14,094,430
AllianzGI Multi-Asset Real Return	1,037,058	1,210,914

	Purchases	Sales
AllianzGI NFJ Emerging Markets Value	$4,685,952	$5,235,389
AllianzGI NFJ Global Dividend Value	10,451,956	35,393,953
AllianzGI NFJ International Small-Cap Value	9,169,988	10,875,002
AllianzGI NFJ International Value II	20,367,524	13,247,855
AllianzGI Short Duration High Income	368,081,705	340,297,434
AllianzGI Structured Return	8,250,853	210,646
AllianzGI U.S. Equity Hedged	14,695,830	14,322,550
AllianzGI U.S. Small-Cap Growth	21,386,107	16,330,344
AllianzGI Ultra Micro Cap	23,868,136	44,336,082

Purchases and sales in U.S. government obligations were:

	Purchases	Sales
AllianzGI Global Dynamic Allocation	$480,069	—
AllianzGI Multi-Asset Real Return	126,565	$431,423

(a) Transactions in options written for the six months ended May 31, 2015:

	AllianzGI Global Fundamental Strategy:
	Contracts	Premiums
Options outstanding, November 30, 2014	45	$15,646
Options written	296	129,476
Options terminated in closing transactions	(108)	(40,338)
Options expired	(62)	(26,690)
Options outstanding, May 31, 2015	171	$78,094

	AllianzGI Structured Return:
	Contracts	Premiums
Options outstanding, November 30, 2014	844	$1,537,991
Options written	2,134	8,301,970
Options terminated in closing transactions	(655)	(6,750,825)
Options expired	(1,960)	(1,594,587)
Options outstanding, May 31, 2015	363	$1,494,549

	AllianzGI U.S. Equity Hedged:
	Contracts	Premiums
Options outstanding, November 30, 2014	72	$42,942
Options written	619	433,236
Options terminated in closing transactions	(146)	(121,947)
Options expired	(447)	(285,302)
Options outstanding, May 31, 2015	98	$68,929

324	May 31, 2015 |	Semiannual Report

(b) Credit default swap agreements outstanding at May 31, 2015:

OTC buy protection swap agreements:

AllianzGI Emerging Markets Debt:
Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Made	Value(2)	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)
Barclays Bank PLC:
Republic of Turkey	$1,000	2.08%	6/20/20	(1.00)%	$49,766	$49,061	$705
Republic of Turkey	1,000	2.08%	6/20/20	(1.00)%	49,878	52,736	(2,858)
					$99,644	$101,797	$(2,153)

OTC sell protection swap agreements:

AllianzGI Emerging Markets Debt:
Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Received	Value(2)	Upfront Premiums Received	Unrealized Appreciation
Barclays Bank PLC:
CDX.EM-22 5-Year Index	$4,000	3.52%	12/20/19	1.00%	$(405,975)	$(508,000)	$102,025
Republic of South Africa	2,000	2.03%	6/20/20	1.00%	(94,282)	(95,083)	801
					$(500,257)	$(603,083)	$102,826

(1)	This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(2)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at May 31, 2015 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(c) Futures contracts outstanding at May 31, 2015:

AllianzGI Global Allocation:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: 10-Year U.S. Treasury Note Futures	24	$3,065	9/21/15	$25,463
Bovespa Index	45	749	6/17/15	(50,306)
Dow Jones U.S. Real Estate Index	30	880	6/19/15	(30,104)
Euro STOXX 50 Index	257	5,030	6/19/15	4,522
FTSE 100 Index	13	1,384	6/19/15	24,452
FTSE/JSE Top 40 Index	25	956	6/18/15	(3,792)
Hang Seng Index	10	1,752	6/29/15	(51,597)
MSCI Taiwan Index	26	937	6/29/15	(4,680)
Russell 2000 Mini Index	22	2,737	6/19/15	66,873
SPI 200 Index	4	442	6/18/15	(14,539)
TOPIX Index	21	2,827	6/11/15	252,807
U.S. Dollar Index	20	1,940	6/15/15	(24,140)
U.S. Treasury 5-Year Note	114	13,649	9/30/15	73,698
U.S. Treasury Ultra Long-Term Bond	25	4,007	9/21/15	103,064
Short: Mini MSCI Emerging Markets Index	(9)	(449)	6/19/15	(18,780)
				$352,941

Semiannual Report	| May 31, 2015	325

Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

AllianzGI Global Dynamic Allocation:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: 10-Year U.S. Treasury Note Futures	1	$128	9/21/15	$396
E-mini S&P 500 Index	8	842	6/19/15	16,863
Euro STOXX 600 Index	11	241	6/19/15	5,337
TOPIX Index	2	269	6/11/15	16,463
U.S. Treasury 5-Year Note	2	240	9/30/15	699
Short: Mini MSCI Emerging Markets Index	(1)	(50)	6/19/15	(3,183)
				$36,575

AllianzGI Best Styles Global Equity:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: E-mini S&P 500 Index	8	$842	6/19/15	$11,731
Euro STOXX 50 Index	6	235	6/19/15	(3,129)
FTSE 100 Index	1	106	6/19/15	1,993
Mini MSCI Emerging Markets Index	3	150	6/19/15	2,830
TOPIX Index	1	135	6/11/15	9,661
				$23,086

AllianzGI Best Styles U.S. Equity:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long: E-mini S&P 500 Index	35	$3,686	6/19/15	$10,228

AllianzGI Global Fundamental Strategy:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Depreciation
Short: 10-Year U.S. Treasury Note Futures	(5)	$(638)	9/21/15	$(3,213)
Euro-Bobl	(3)	(429)	9/8/15	(268)
Euro-Bund 10-Year Bond	(3)	(4)	6/26/15	(1,124)
Euro-Bund 10-Year Bond	(1)	(170)	9/8/15	(913)
U.S. Treasury 5-Year Note	(4)	(479)	9/30/15	(2,039)
				$(7,557)

AllianzGI Multi-Asset Real Return:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: E-mini S&P 500 Index	2	$211	6/19/15	$2,623
Euro STOXX 50 Index	3	117	6/19/15	(927)
Mini MSCI Emerging Markets Index	1	50	6/19/15	(1,538)
Short: 10-Year U.S. Treasury Note Futures	(4)	(511)	9/21/15	(1,602)
Dow Jones U.S. Real Estate Index	(9)	(264)	6/19/15	3,299
Euro Currency	(1)	(137)	6/15/15	2,803
U.S. Treasury 2-Year Note	(1)	(219)	9/30/15	(268)
XAB Materials	(4)	(214)	6/19/15	(2,290)
				$2,100

326	May 31, 2015 |	Semiannual Report

(d) Forward foreign currency contracts outstanding at May 31, 2015:

AllianzGI Global Allocation:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value May 31, 2015	Unrealized Appreciation (Depreciation)
Purchased:
1,000,000 Euro settling 8/12/15	State Street Bank	$1,137,490	$1,099,387	$(38,103)
Sold:
5,000,000 Euro settling 8/12/15	State Street Bank	5,584,135	5,496,935	87,200
				$49,097

AllianzGI Global Dynamic Allocation:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value May 31, 2015	Unrealized Depreciation
Sold:
160,000 Euro settling 7/1/15	State Street Bank	$174,073	$175,794	$(1,721)

AllianzGI Emerging Markets Debt:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value May 31, 2015	Unrealized Appreciation (Depreciation)
Purchased:
270,484 Euro settling 7/10/15	State Street Bank	$291,000	$297,223	$6,223
Sold:
545,934 Euro settling 7/10/15	State Street Bank	587,000	599,904	(12,904)
				$(6,681)

AllianzGI Europe Equity Dividend:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value May 31, 2015	Unrealized Appreciation (Depreciation)
Purchased:
78,034 Euro settling 6/12/15	State Street Bank	$85,075	$85,714	$639
Sold:
849,135 British Pound settling 6/12/15	State Street Bank	1,272,840	1,297,713	(24,873)
1,320,000 Euro settling 6/12/15	State Street Bank	1,400,936	1,449,933	(48,996)
1,400,000 Norwegian Krone settling 6/12/15	State Street Bank	171,074	180,098	(9,024)
200,000 Polish Zloty settling 6/12/15	State Street Bank	50,931	53,422	(2,491)
1,300,000 Swedish Krona settling 6/12/15	State Street Bank	151,084	152,493	(1,409)
109,000 Swiss Franc settling 6/12/15	State Street Bank	110,368	116,014	(5,646)
				$(91,800)

AllianzGI Global Fundamental Strategy:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value May 31, 2015	Unrealized Appreciation (Depreciation)
Purchased:
35,000,000 Indian Rupee settling 2/26/16	State Street Bank	$530,222	$521,299	$(8,923)
Sold:
250,000 British Pound settling 8/28/15	State Street Bank	385,192	381,857	3,335
1,400,000 Euro settling 8/28/15	State Street Bank	1,529,958	1,539,508	(9,550)
55,000,000 Japanese Yen settling 8/28/15	State Street Bank	447,607	443,622	3,985
				$(11,153)

Semiannual Report	| May 31, 2015	327

Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

AllianzGI International Small-Cap:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value May 31, 2015	Unrealized Depreciation
Purchased:
125,145 Australian Dollar settling 6/3/15	Northern Trust Company	$95,818	$95,675	$(143)

AllianzGI NFJ Emerging Markets Value:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value May 31, 2015	Unrealized Appreciation (Depreciation)
Purchased:
66,670 South African Rand settling 6/3/15	Northern Trust Company	$5,513	$5,489	$(24)
34,591 South African Rand settling 6/4/15	Northern Trust Company	2,852	2,847	(5)
59,741 South African Rand settling 6/5/15	Northern Trust Company	4,933	4,917	(16)
Sold:
20,638 Hong Kong Dollar settling 6/1/15	Northern Trust Company	2,662	2,662	—
7,387 Singapore Dollar settling 6/2/15	Northern Trust Company	5,458	5,479	(21)
33,335 South African Rand settling 6/3/15	Northern Trust Company	2,764	2,744	20
				$(46)

At May 31, 2015, the following Funds pledged cash as collateral for derivatives:

Collateral
AllianzGI Global Allocation	$3,591,850
AllianzGI Global Dynamic Allocation	203,618
AllianzGI Best Styles Global Equity	1,009,268
AllianzGI Emerging Markets Debt	520,000
AllianzGI Global Fundamental Strategy	82,763
AllianzGI Multi-Asset Real Return	130,917

Glossary:

CDX.EM—Credit Derivatives Index Emerging Markets

FTSE—Financial Times Stock Exchange

JSE—Johannesburg Stock Exchange Limited

MSCI—Morgan Stanley Capital International

OTC—Over-the-Counter

TOPIX—Tokyo Stock Price Index

8.	INCOME TAX INFORMATION

At May 31, 2015, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments (before options written) for federal income tax purposes were:

	Federal Tax Cost Basis	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
AllianzGI Retirement 2015	$28,209,385	$474,034	$212,668	$261,366
AllianzGI Retirement 2020	63,582,026	974,157	631,284	342,873
AllianzGI Retirement 2025	68,616,163	1,055,420	677,221	378,199
AllianzGI Retirement 2030	66,629,766	1,403,227	668,626	734,601
AllianzGI Retirement 2035	54,619,632	1,186,801	613,500	573,301
AllianzGI Retirement 2040	42,896,396	1,404,563	522,331	882,232
AllianzGI Retirement 2045	23,721,439	887,985	260,321	627,664
AllianzGI Retirement 2050	20,045,163	965,974	222,759	743,215
AllianzGI Retirement 2055	8,217,527	365,664	108,801	256,863
AllianzGI Retirement Income	24,657,032	522,816	196,766	326,050

328	May 31, 2015 |	Semiannual Report

	Federal Tax Cost Basis	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
AllianzGI Global Allocation	$191,844,106	$10,290,083	$1,156,991	$9,133,092
AllianzGI Global Dynamic Allocation	7,507,693	263,561	7,010	256,551
AllianzGI Global Megatrends	3,000,000	213,015	—	213,015
AllianzGI Behavioral Advantage Large Cap	40,091,493	4,625,662	467,580	4,158,082
AllianzGI Best Styles Emerging Markets Equity	5,580,168	381,480	292,501	88,979
AllianzGI Best Styles Global Equity	107,429,484	9,545,218	2,461,521	7,083,697
AllianzGI Best Styles International Equity	32,198,104	2,203,043	815,753	1,387,290
AllianzGI Best Styles U.S. Equity	59,594,764	2,452,465	1,927,551	524,914
AllianzGI China Equity	11,818,649	1,550,665	184,599	1,366,066
AllianzGI Convertible	2,220,718,408	328,422,602	24,394,335	304,028,267
AllianzGI Emerging Markets Consumer	12,533,283	1,061,120	747,524	313,596
AllianzGI Emerging Markets Debt	30,603,375	280,207	652,310	(372,103)
AllianzGI Emerging Markets Small-Cap	4,684,459	581,805	149,731	432,074
AllianzGI Europe Equity Dividend	3,284,182	162,485	58,557	103,928
AllianzGI Global Fundamental Strategy	22,115,027	1,167,922	985,352	182,570
AllianzGI Global Managed Volatility	2,520,400	255,221	34,077	221,144
AllianzGI Global Sustainability	3,028,945	169,008	53,632	115,376
AllianzGI Global Water	326,442,937	48,705,233	7,720,878	40,984,355
AllianzGI High Yield Bond	398,583,104	11,561,849	11,785,808	(223,959)
AllianzGI International Growth	2,971,964	251,745	72,759	178,986
AllianzGI International Small-Cap	100,786,121	23,154,119	3,970,394	19,183,725
AllianzGI Micro Cap	27,765,561	14,716,008	847,163	13,868,845
AllianzGI Multi-Asset Real Return	5,164,322	273,253	391,138	(117,885)
AllianzGI NFJ Emerging Markets Value	9,132,556	844,094	696,009	148,085
AllianzGI NFJ Global Dividend Value	36,609,984	4,963,019	1,194,432	3,768,587
AllianzGI NFJ International Small-Cap Value	17,428,767	2,054,455	640,028	1,414,427
AllianzGI NFJ International Value II	48,073,834	4,145,331	2,163,349	1,981,982
AllianzGI Short Duration High Income	831,967,195	4,057,702	9,954,897	(5,897,195)
AllianzGI Structured Return	31,761,319	1,120,518	45,713	1,074,805
AllianzGI U.S. Equity Hedged	16,359,034	305,711	409,130	(103,419)
AllianzGI U.S. Small-Cap Growth	35,330,252	10,739,379	832,048	9,907,331
AllianzGI Ultra Micro Cap	71,141,503	33,197,026	2,673,946	30,523,080

Differences, if any, between book and tax cost basis were attributable to wash sale loss deferrals and the differing treatment of bond premium amortization.

Semiannual Report	| May 31, 2015	329

Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

9.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows:

	AllianzGI Retirement 2015				AllianzGI Retirement 2020
	Six Months ended May 31, 2015 (unaudited)		Year ended November 30, 2014		Six Months ended May 31, 2015 (unaudited)		Year ended November 30, 2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	59,308	$1,134,068	565,795	$11,168,574	81,329	$1,546,748	1,433,411	$28,178,631
Class C	1,368	26,258	15,337	298,797	524	10,005	4,810	94,427
Class D	128	2,478	17	332	1,697	32,804	2,880	56,444
Class R	4,378	83,545	1,134	22,530	5,726	110,395	5,007	97,615
Class P	407,573	7,917,777	171,764	3,325,289	719,167	13,941,521	333,605	6,405,645
Class R6	25,904	502,110	715,197	14,343,900	41,734	802,549	159,121	3,113,834
Administrative Class	2,354	45,949	16,965	335,842	9,076	174,641	82,204	1,617,550

Issued in reinvestment of dividends and distributions:
Class A	24,769	469,122	10,510	201,688	57,371	1,081,443	19,810	376,585
Class C	1,587	29,943	736	14,041	549	10,356	225	4,276
Class D	130	2,500	120	2,326	386	7,318	262	5,007
Class R	339	6,473	76	1,464	1,528	28,883	772	14,703
Class P	12,230	233,835	4,379	84,782	27,186	518,167	8,058	154,714
Class R6	29,130	557,260	9,220	178,596	10,025	191,285	8,358	160,647
Administrative Class	6,191	118,241	3,808	73,602	12,238	232,151	7,237	138,300

Cost of shares redeemed:
Class A	(129,903)	(2,491,839)	(205,257)	(4,032,346)	(169,947)	(3,236,253)	(168,555)	(3,278,677)
Class C	(11,679)	(223,804)	(35,474)	(694,946)	(4,825)	(92,208)	(4,003)	(78,690)
Class D	(1,611)	(31,823)	(5,313)	(104,936)	(908)	(17,841)	(5,733)	(113,637)
Class R	(2,312)	(44,798)	(2,592)	(50,484)	(1,216)	(23,700)	(7,690)	(150,766)
Class P	(75,815)	(1,472,265)	(190,596)	(3,761,904)	(247,686)	(4,836,431)	(99,035)	(1,960,444)
Class R6	(446,235)	(8,726,828)	(440,624)	(8,878,990)	(60,046)	(1,152,584)	(270,027)	(5,377,317)
Administrative Class	(149,054)	(2,842,561)	(47,231)	(938,663)	(321,771)	(6,101,294)	(58,748)	(1,155,300)
Net increase (decrease) resulting from Fund share transactions	(241,220)	$(4,704,359)	587,971	$11,589,494	162,137	$3,227,955	1,451,969	$28,303,547

330	May 31, 2015 |	Semiannual Report

AllianzGI Retirement 2025				AllianzGI Retirement 2030				AllianzGI Retirement 2035
Six Months ended May 31, 2015 (unaudited)		Year ended November 30, 2014		Six Months ended May 31, 2015 (unaudited)		Year ended November 30, 2014		Six Months ended May 31, 2015 (unaudited)		Year ended November 30, 2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

109,250	$1,831,946	1,335,068	$22,916,623	103,760	$2,085,353	928,027	$19,420,259	85,264	$1,510,605	816,929	$14,941,272
—	—	—	—	1,779	35,603	6,650	138,830	—	—	—	—
—	—	—	—	681	13,830	2,113	43,399	—	—	—	—
14,689	242,987	35,394	595,164	12,928	259,266	18,581	388,307	35,076	612,302	9,352	170,961
1,065,630	17,878,987	703,711	11,746,860	768,981	15,644,318	541,841	11,072,179	924,682	16,361,124	572,738	10,179,074
29,926	505,279	225,478	3,834,014	106,854	2,191,650	268,513	5,654,075	20,204	363,260	155,191	2,843,057
12,426	210,420	117,954	2,028,052	8,523	175,086	92,910	1,960,346	11,304	203,161	78,765	1,447,310

54,681	906,067	25,283	421,464	56,387	1,119,279	21,054	427,836	48,988	856,311	16,679	297,724
—	—	—	—	1,188	23,540	495	10,033	—	—	—	—
—	—	—	—	1,301	26,010	637	13,023	—	—	—	—
1,501	24,851	1,097	18,248	2,124	42,369	896	18,290	2,409	42,137	922	16,445
32,694	545,013	4,784	80,182	42,916	863,478	8,988	184,881	42,634	750,353	6,302	113,126
10,346	172,571	6,502	108,975	20,482	412,721	12,548	258,616	9,357	164,873	7,644	137,282
20,948	348,778	11,996	200,811	21,067	422,819	9,758	200,325	27,741	487,129	12,521	224,389

(110,498)	(1,849,539)	(318,923)	(5,466,861)	(182,706)	(3,675,677)	(225,966)	(4,705,694)	(101,506)	(1,790,820)	(116,775)	(2,135,925)
—	—	—	—	(1,670)	(33,810)	(10,583)	(219,126)	—	—	—	—
—	—	—	—	(2,630)	(53,390)	(3,534)	(74,687)	—	—	—	—
(8,424)	(141,869)	(22,892)	(383,869)	(6,007)	(122,976)	(10,198)	(211,997)	(5,187)	(90,689)	(4,604)	(85,076)
(161,298)	(2,731,984)	(167,809)	(2,872,130)	(214,296)	(4,455,185)	(90,735)	(1,921,242)	(139,142)	(2,486,908)	(115,777)	(2,127,542)
(96,122)	(1,662,160)	(142,236)	(2,478,415)	(78,109)	(1,608,039)	(389,999)	(8,258,015)	(184,706)	(3,413,327)	(131,228)	(2,440,381)
(661,995)	(10,981,440)	(55,774)	(962,168)	(394,366)	(7,873,378)	(80,462)	(1,695,999)	(610,310)	(10,646,752)	(43,975)	(806,171)
313,754	$5,299,907	1,759,633	$29,786,950	269,187	$5,492,867	1,101,534	$22,703,639	166,808	$2,922,759	1,264,684	$22,775,545

Semiannual Report	| May 31, 2015	331

Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

	AllianzGI Retirement 2040				AllianzGI Retirement 2045
	Six Months ended May 31, 2015 (unaudited)		Year ended November 30, 2014		Six Months ended May 31, 2015 (unaudited)		Year ended November 30, 2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	63,217	$1,296,846	602,125	$13,046,627	79,278	$1,432,979	351,881	$6,635,440
Class C	1,038	21,119	3,035	65,077	—	—	—	—
Class D	5,542	115,150	1,915	41,790	—	—	—	—
Class R	9,507	194,143	13,129	283,949	4,441	80,687	5,261	99,251
Class P	383,362	7,926,688	396,823	8,391,622	184,632	3,367,053	374,167	6,834,798
Class R6	120,420	2,524,777	207,481	4,538,383	15,546	287,758	55,303	1,043,172
Administrative Class	5,631	118,448	37,217	809,484	3,159	58,198	25,662	486,607

Issued in reinvestment of dividends and distributions:
Class A	50,572	1,025,602	14,621	309,393	28,656	512,944	10,650	196,475
Class C	640	12,993	239	5,039	—	—	—	—
Class D	573	11,659	203	4,300	—	—	—	—
Class R	3,564	72,164	1,013	21,388	1,197	21,404	412	7,597
Class P	34,748	711,292	5,671	121,070	27,637	497,461	3,796	70,620
Class R6	26,874	550,923	12,498	266,724	14,530	261,973	6,710	124,598
Administrative Class	15,745	321,032	5,623	119,471	5,022	90,199	2,123	39,271

Cost of shares redeemed:
Class A	(102,907)	(2,110,174)	(114,672)	(2,480,516)	(41,873)	(757,289)	(65,555)	(1,241,169)
Class C	(4,188)	(86,613)	(5,844)	(125,784)	—	—	—	—
Class D	(2,095)	(43,910)	(2,906)	(62,937)	—	—	—	—
Class R	(14,432)	(291,653)	(7,288)	(158,731)	(1,534)	(27,532)	(1,225)	(23,327)
Class P	(142,232)	(3,040,071)	(90,176)	(1,975,572)	(73,231)	(1,343,604)	(42,668)	(819,648)
Class R6	(94,881)	(1,976,101)	(315,133)	(6,958,416)	(232,068)	(4,356,369)	(21,916)	(422,785)
Administrative Class	(239,212)	(4,845,445)	(37,880)	(821,095)	(82,973)	(1,475,514)	(18,161)	(345,338)
Net increase (decrease) resulting from Fund share transactions	121,486	$2,508,869	727,694	$15,441,266	(67,581)	$(1,349,652)	686,440	$12,685,562

332	May 31, 2015 |	Semiannual Report

AllianzGI Retirement 2050				AllianzGI Retirement 2055				AllianzGI Retirement Income
Six Months ended May 31, 2015 (unaudited)		Year ended November 30, 2014		Six Months ended May 31, 2015 (unaudited)		Year ended November 30, 2014		Six Months ended May 31, 2015 (unaudited)		Year ended November 30, 2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

38,374	$787,854	184,392	$4,003,253	21,000	$369,426	62,661	$1,165,536	51,895	$956,720	277,751	$5,324,689
739	15,035	848	18,153	—	—	—	—	20,921	383,305	29,059	554,674
1,428	29,632	1,934	41,897	—	—	—	—	1,049	19,329	4,586	89,080
5,188	105,546	5,260	114,561	3,802	66,622	4,091	75,584	646	12,351	3,714	73,267
165,825	3,509,748	218,872	4,652,264	39,889	702,664	61,933	1,143,776	142,783	2,668,771	259,938	4,960,657
93,706	1,949,038	142,748	3,131,628	16,013	281,727	17,208	327,478	25,896	476,491	121,093	2,307,728
2,491	52,043	15,235	333,045	1,874	33,620	7,983	149,207	987	18,801	12,601	245,703

15,847	319,309	4,363	93,070	4,037	69,796	1,172	21,356	16,655	305,349	5,138	98,989
414	8,313	157	3,333	—	—	—	—	9,743	176,840	2,353	45,087
702	14,236	472	10,080	—	—	—	—	2,578	47,525	872	16,924
1,831	36,924	663	14,134	475	8,215	153	2,791	516	9,773	126	2,510
21,769	443,439	3,259	70,571	3,989	69,446	859	15,862	14,607	271,393	7,746	151,273
25,905	528,980	13,791	296,988	18,517	323,120	9,281	170,105	24,763	450,581	11,265	215,784
3,920	79,620	1,765	37,821	1,338	23,229	492	8,985	4,505	83,435	1,903	37,092

(22,188)	(458,132)	(17,588)	(384,126)	(6,078)	(108,803)	(12,856)	(234,967)	(50,322)	(932,603)	(184,344)	(3,547,224)
—	—	(214)	(4,743)	—	—	—	—	(37,256)	(682,953)	(55,702)	(1,055,914)
(3,898)	(82,713)	(4,712)	(102,260)	—	—	—	—	(3,273)	(61,102)	(11,788)	(227,211)
(1,685)	(34,938)	(2,304)	(49,752)	(560)	(10,089)	(465)	(8,626)	(30)	(573)	(828)	(16,175)
(42,128)	(891,508)	(49,914)	(1,093,827)	(26,875)	(494,273)	(3,433)	(64,844)	(125,176)	(2,392,466)	(174,487)	(3,404,901)
(247,285)	(5,270,974)	(150,620)	(3,320,055)	(9,750)	(172,646)	(815)	(15,132)	(161,244)	(3,001,207)	(142,315)	(2,735,083)
(39,115)	(792,058)	(15,510)	(343,282)	(12,826)	(220,739)	(1,368)	(25,758)	(105,342)	(1,948,043)	(40,737)	(786,766)

21,840	$349,394	352,897	$7,522,753	54,845	$941,315	146,896	$2,731,353	(165,099)	$(3,138,283)	127,944	$2,350,183

Semiannual Report	| May 31, 2015	333

Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

	AllianzGI Global Allocation				AllianzGI Global Dynamic Allocation
	Six Months ended May 31, 2015 (unaudited)		Year ended November 30, 2014		Six Months ended May 31, 2015 (unaudited)		Year ended November 30, 2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	192,123	$2,273,631	488,819	$5,873,282	6,900	$133,000	13,404	$292,209
Class B	370	4,422	2,464	30,262	—	—	—	—
Class C	141,428	1,700,184	213,160	2,598,606	2,672	50,583	4,738	101,602
Class D	22,395	261,366	113,628	1,360,961	3,052	57,162	4,698	104,018
Class R	—	—	—	—	2,043	39,191	6,213	141,517
Class P	58,408	686,826	90,351	1,093,598	273	5,156	237	5,393
Institutional Class	1,006,729	11,707,581	1,399,068	16,736,242	100,334	1,901,137	10,994	247,967
Class R6	—	—	—	—	—	—	—	—
Administrative Class	—	—	1,043	12,798	57	1,072	252	5,517

Issued in reinvestment of dividends and distributions:
Class A	195,954	2,289,927	107,244	1,295,082	7,168	134,393	8,921	191,140
Class B	4,393	52,485	2,373	29,152	—	—	—	—
Class C	161,707	1,915,172	64,439	786,340	9,171	169,571	8,945	189,428
Class D	8,204	95,476	2,898	34,933	869	16,211	2,579	54,881
Class R	62	722	29	351	1,045	19,480	774	16,508
Class P	1,440	16,824	978	11,777	307	5,748	279	5,969
Institutional Class	284,462	3,290,747	149,348	1,787,276	24,081	451,512	21,933	470,228
Class R6	—	—	—	—	—	—	—	—
Administrative Class	84	1,004	47	587	184	3,446	131	2,792

Cost of shares redeemed:
Class A	(772,714)	(9,112,826)	(1,067,994)	(12,901,939)	(4,243)	(83,043)	(29,245)	(638,957)
Class B	(72,004)	(869,287)	(95,177)	(1,166,655)	—	—	—	—
Class C	(513,577)	(6,142,446)	(940,056)	(11,488,956)	(4,970)	(94,512)	(11,062)	(244,700)
Class D	(15,255)	(178,823)	(32,083)	(386,436)	(5,221)	(100,830)	(17,776)	(391,639)
Class R	—	—	—	—	(1,435)	(26,974)	(4,815)	(110,410)
Class P	(47,423)	(558,415)	(80,551)	(982,880)	—	—	(237)	(5,266)
Institutional Class	(850,344)	(9,971,901)	(1,163,787)	(13,963,585)	(9,873)	(198,205)	(11,524)	(264,374)
Class R6	—	—	—	—	—	—	—	—
Administrative Class	(670)	(8,318)	(432)	(5,198)	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(194,228)	$(2,545,649)	(744,191)	$(9,244,402)	132,414	$2,484,098	9,439	$173,823

*	Actual amount rounds to less than 1 share.
†	For the period December 22, 2014 (commencement of share class) through May 31, 2015. “Shares sold” includes shares sold to AFI.

334	May 31, 2015 |	Semiannual Report

AllianzGI Behavioral Advantage Large Cap				AllianzGI Best Styles Emerging Markets Equity			AllianzGI Best Styles Global Equity
Six Months ended May 31, 2015 (unaudited)		Year ended November 30, 2014		Period from December 9, 2014** through May 31, 2015 (unaudited)			Six Months ended May 31, 2015 (unaudited)		Period from December 2, 2013** through November 30, 2014
Shares	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares	Amount

186,233	$4,097,027	162,296	$3,827,973	—		—	14,230	$232,230	—	—
—	—	—	—	—		—	—	—	—	—
23,199	545,469	12,353	284,894	—		—	—	—	—	—
109,504	2,581,364	33,945	821,450	—		—	—	—	—	—
—	—	—	—	—		—	—	—	—	—
—	—	3,788	92,492	—		—	259,792 †	4,267,981 †	—	—
135,058	3,193,866	1,871,574	44,216,425	—		—	5,777	93,755	—	—
—	—	—	—	38,568		$565,792	6,034,822	95,183,054	2,418,239	$36,454,373
—	—	—	—	—		—	—	—	—	—

11,273	236,093	1,899	42,711	—		—	33	509	—	—
—	—	—	—	—		—	—	—	—	—
10,623	215,605	468	10,364	—		—	—	—	—	—
30,443	621,362	313	6,971	—		—	—	—	—	—
—	—	—	—	—		—	—	—	—	—
1,427	30,275	32	714	–	*	2	—	—	—	—
664,256	14,293,625	96,471	2,172,662	–	*	3	33	517	—	—
—	—	—	—	111		1,617	104,130	1,633,737	—	—
—	—	—	—	—		—	—	—	—	—

(48,935)	(1,147,825)	(136,703)	(3,281,256)	—		—	(206)	(3,387)	—	—
—	—	—	—	—		—	—	—	—	—
(3,088)	(64,832)	(3,656)	(89,007)	—		—	—	—	—	—
(31,798)	(713,935)	(2,052)	(49,299)	—		—	—	—	—	—
—	—	—	—	—		—	—	—	—	—
(553)	(11,358)	(28)	(684)	—		—	(2,086)	(34,921)	—	—
(2,212,530)	(49,464,122)	(1,134,784)	(27,583,735)	—		—	—	—	—	—
—	—	—	—	—		—	(1,447,900)	(22,861,620)	(736,256)	(11,914,060)
—	—	—	—	—		—	—	—	—	—
(1,124,888)	$(25,587,386)	905,916	$20,472,675	38,680		$567,414	4,968,625	$78,511,855	1,681,983	$24,540,313

Semiannual Report	| May 31, 2015	335

Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

	AllianzGI Best Styles International Equity			AllianzGI Best Styles U.S. Equity
	Period from December 9, 2014** through May 31, 2015 (unaudited)			Period from December 1, 2014** through May 31, 2015 (unaudited)
	Shares		Amount	Shares	Amount
Shares sold:
Class A	—		—	—	—
Class C	—		—	—	—
Class D	—		—	—	—
Class R	—		—	—	—
Class P	—		—	1,104	$16,784
Institutional Class	—		—	17,597	271,325
Class R6	2,299,672		$34,152,135	4,992,087	76,087,462
Administrative Class	—		—	—	—

Issued in reinvestment of dividends and distributions:
Class A	—		—	—	—
Class C	—		—	—	—
Class D	—		—	—	—
Class R	—		—	—	—
Class P	1		7	1	14
Institutional Class	—	*	7	1	15
Class R6	268		3,930	309	4,632
Administrative Class	—		—	—	—

Cost of shares redeemed:
Class A	—		—	—	—
Class C	—		—	—	—
Class D	—		—	—	—
Class R	—		—	—	—
Class P	—		—	—	—
Institutional Class	—		—	—	—
Class R6	(486,468)		(7,685,047)	(1,316,759)	(20,076,634)
Administrative Class	—		—	—	—
Net increase (decrease) resulting from Fund share transactions	1,813,473		$26,471,032	3,694,340	$56,303,598

*	Actual amount rounds to less than 1 share.
**	Commencement of operations.

336	May 31, 2015 |	Semiannual Report

AllianzGI China Equity				AllianzGI Convertible				AllianzGI Emerging Markets Consumer
Six Months ended May 31, 2015 (unaudited)		Year ended November 30, 2014		Six Months ended May 31, 2015 (unaudited)		Year ended November 30, 2014		Period from December 1, 2014** through May 31, 2015 (unaudited)
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

213,746	$4,594,283	47,977	$836,508	2,202,006	$76,198,018	9,378,536	$333,949,448	2,339	$36,199
1,257	25,607	333	5,524	148,930	5,075,349	783,892	27,624,284	—	—
129,156	2,784,494	97,121	1,696,266	163,276	5,595,784	1,531,177	54,245,530	—	—
—	—	—	—	12,786	435,881	36,759	1,298,733	—	—
3,188	69,600	118,589	2,120,128	412,986	14,152,008	2,654,621	94,076,352	—	—
18,645	348,880	4,105	65,077	2,248,614	76,807,384	16,075,929	572,163,253	744,085	10,663,234
—	—	—	—	—	—	—	—	—	—
—	—	—	—	1,192	40,792	29,719	1,046,515	—	—

735	11,845	72	1,192	1,013,075	34,059,857	480,991	16,815,149	—	—
15	243	— *	2	173,497	5,830,710	83,150	2,880,924	—	—
397	6,488	96	1,635	168,001	5,641,841	144,620	5,010,224	—	—
—	—	—	—	2,715	91,065	866	30,474	—	—
9	154	3	45	365,029	12,246,483	206,303	7,175,753	—	—
8,001	129,009	1,934	31,446	1,955,885	65,555,713	1,272,195	44,097,511	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	8,114	272,585	12,056	413,373	—	—

(16,586)	(335,438)	(34,924)	(587,180)	(2,587,271)	(88,809,697)	(5,777,035)	(206,419,460)	—	—
—	—	(1,878)	(29,652)	(475,882)	(16,399,103)	(645,134)	(23,108,475)	—	—
(13,705)	(268,743)	(93,591)	(1,640,283)	(538,506)	(18,451,954)	(2,993,607)	(106,473,571)	—	—
—	—	—	—	(7,201)	(245,264)	(9,438)	(340,913)	—	—
(1,288)	(23,652)	(117,198)	(2,030,207)	(1,591,545)	(54,472,174)	(3,911,003)	(139,870,968)	—	—
(11,026)	(235,943)	(4,222)	(71,492)	(7,407,303)	(253,549,788)	(13,963,182)	(496,357,887)	(71,621)	(1,102,056)
—	—	—	—	—	—	—	—	—	—
—	—	—	—	(50,291)	(1,703,146)	(309,931)	(11,049,724)	—	—
332,544	$7,106,827	18,417	$399,009	(3,781,893)	$(131,627,656)	5,081,484	$177,206,525	674,803	$9,597,377

Semiannual Report	| May 31, 2015	337

Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

	AllianzGI Emerging Markets Debt				AllianzGI Emerging Markets Small-Cap
	Six Months ended May 31, 2015 (unaudited)		Period from September 15, 2014** through November 30, 2014		Period from December 1, 2014** through May 31, 2015 (unaudited)
	Shares	Amount	Shares	Amount	Shares		Amount
Shares sold:
Class A	—	—	—	—	587		$9,000
Class C	—	—	—	—	—		—
Class D	—	—	—	—	—		—
Class P	—	—	—	—	—		—
Institutional Class	29,169	$424,090	201	$3,000	112,607		1,702,029

Issued in reinvestment of dividends and distributions:
Class A	16	222	—	—	—	*	1
Class C	13	183	—	—	—		—
Class D	—	—	—	—	—		—
Class P	16	230	—	—	—		—
Institutional Class	49,820	712,020	—	—	53		768

Cost of shares redeemed:
Class A	—	—	—	—	—		—
Class C	—	—	—	—	—		—
Class D	—	—	—	—	—		—
Institutional Class	(461)	(6,626)	—	—	(2,561)		(43,024)
Net increase (decrease) resulting from Fund share transactions	78,573	$1,130,119	201	$3,000	110,686		$1,668,774

*	Actual amount rounds to less than 1 share.
**	Commencement of operations.

338	May 31, 2015 |	Semiannual Report

AllianzGI Europe Equity Dividend		AllianzGI Global Fundamental Strategy				AllianzGI Global Managed Volatility
Period from February 2, 2015** through May 31, 2015 (unaudited)		Six Months ended May 31, 2015 (unaudited)		Year ended November 30, 2014		Six Months ended May 31, 2015 (unaudited)		Year ended November 30, 2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

—	$—	529	$8,200	343	$5,500	556	$9,323	7,703	$139,507
10,079	151,690	—	—	—	—	5,470	89,613	4,210	72,759
—	—	39	629	132,894	2,108,226	14,557	242,027	10,278	185,119
962	15,000	—	—	—	—	—	—	—	—
2,855	44,063	5,284	81,058	32,885	514,733	54,727	942,143	355,169	6,347,746

—	—	38	573	8	121	1,273	21,483	433	7,378
—	—	18	267	5	82	1,623	26,696	640	10,688
—	—	— *	1	8	123	1,432	24,129	221	3,779
—	—	24	363	8	127	89	1,515	45	765
—	—	50,430	766,540	17,551	266,990	104,711	1,780,209	54,920	936,311

—	—	—	—	—	—	(267)	(4,463)	(4,131)	(74,348)
—	—	—	—	—	—	(715)	(11,786)	(1,169)	(20,156)
—	—	(313)	(4,999)	(130,158)	(2,102,958)	(2,936)	(49,458)	(1,907)	(32,956)
—	—	(4,202)	(65,396)	(4,577)	(72,550)	(899,901)	(15,269,202)	(341,676)	(6,170,075)
13,896	$210,753	51,847	$787,236	48,967	$720,394	(719,381)	$(12,197,771)	84,736	$1,406,517

Semiannual Report	| May 31, 2015	339

Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

	AllianzGI Global Water				AllianzGI High Yield Bond
	Six Months ended May 31, 2015 (unaudited)		Year ended November 30, 2014		Six Months ended May 31, 2015 (unaudited)		Year ended November 30, 2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,250,472	$16,074,700	5,054,690	$65,144,593	960,406	$9,306,197	6,399,597	$65,986,882
Class C	569,220	7,095,772	2,639,550	33,090,769	214,190	2,063,098	364,999	3,734,373
Class D	719,294	9,253,733	1,045,385	13,370,723	1,212,872	11,417,909	5,266,270	52,650,764
Class R	—	—	—	—	38,175	358,203	85,466	850,770
Class P	1,341,703	17,273,036	4,361,682	56,618,924	5,700,081	53,630,226	4,704,306	46,908,733
Institutional Class	1,027,054	13,010,487	1,221,512	15,284,070	6,459,463	60,962,022	8,139,958	81,218,091
Administrative Class	—	—	—	—	535,109	5,017,331	975,031	9,674,170

Issued in reinvestment of dividends and distributions:
Class A	18,859	239,882	16,616	206,530	115,387	1,115,736	478,710	4,882,230
Class C	3	35	2	24	50,819	490,652	132,332	1,350,402
Class D	4,513	57,175	2,130	26,435	123,077	1,154,509	559,184	5,567,301
Class R	—	—	—	—	4,891	45,630	14,407	142,605
Class P	22,371	285,226	3,092	38,644	247,138	2,311,704	164,872	1,616,090
Institutional Class	10,993	138,288	14,188	174,654	629,504	5,905,055	1,231,774	12,214,737
Administrative Class*	—	—	—	—	124,081	1,158,674	267,511	2,642,365

Cost of shares redeemed:
Class A	(1,572,071)	(20,113,645)	(3,715,316)	(47,547,688)	(4,844,172)	(47,183,960)	(6,267,650)	(64,238,196)
Class C	(715,227)	(8,910,822)	(659,979)	(8,184,199)	(535,123)	(5,169,409)	(792,200)	(8,123,429)
Class D	(341,758)	(4,320,110)	(649,666)	(8,288,640)	(1,156,779)	(10,881,408)	(12,671,964)	(125,729,678)
Class R	—	—	—	—	(231,567)	(2,187,209)	(87,196)	(864,515)
Class P	(1,336,206)	(17,079,533)	(1,132,432)	(14,452,539)	(2,545,335)	(23,794,037)	(7,622,734)	(75,348,847)
Institutional Class	(576,173)	(7,298,941)	(524,519)	(6,774,923)	(4,419,220)	(41,391,055)	(6,073,414)	(60,369,062)
Administrative Class*	—	—	—	—	(407,175)	(3,815,923)	(859,602)	(8,497,846)
Net increase (decrease) resulting from Fund share transactions	423,047	$5,705,283	7,676,935	$98,707,377	2,275,822	$20,513,945	(5,590,343)	$(53,732,060)

*	The Administrative Class of AllianzGI International Small-Cap liquidated on May 21, 2014

340	May 31, 2015 |	Semiannual Report

AllianzGI International Growth		AllianzGI International Small-Cap				AllianzGI Micro Cap
Period from February 2, 2015** through May 31, 2015 (unaudited)		Six Months ended May 31, 2015 (unaudited)		Year ended November 30, 2014		Six Months ended May 31, 2015 (unaudited)		Year ended November 30, 2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

65	$992	142,474	$5,088,084	73,277	$2,791,007	219,448	$3,299,897	399,661	$6,160,930
—	—	27,134	959,087	16,672	631,732	—	—	—	—
—	—	85,980	3,098,312	37,572	1,458,900	—	—	—	—
—	—	732	25,984	1,648	65,427	—	—	—	—
—	—	301,059	10,774,232	62,438	2,371,208	163,619	2,486,600	114,922	1,727,101
2,133	34,965	512,160	18,638,997	617,404	24,247,569	321,410	4,780,260	523,355	8,114,834
—	—	—	—	—	—	—	—	—	—

—	—	3,515	112,387	3,662	139,022	29,336	397,207	6,704	96,626
—	—	3,043	95,904	1,882	70,221	—	—	—	—
—	—	4,516	146,117	1,781	67,541	—	—	—	—
—	—	237	7,459	126	4,691	—	—	—	—
—	—	88,587	2,821,915	84,995	3,203,373	9,656	131,124	8,303	121,008
—	—	173,226	5,694,741	167,967	6,493,882	203,545	2,776,351	168,032	2,457,259
—	—	—	—	32	1,233	—	—	—	—

—	—	(17,172)	(599,894)	(37,081)	(1,424,052)	(109,097)	(1,547,298)	(157,911)	(2,360,756)
—	—	(4,057)	(136,072)	(3,235)	(121,551)	—	—	—	—
—	—	(28,537)	(998,491)	(7,002)	(270,483)	—	—	—	—
—	—	(112)	(4,093)	(338)	(12,555)	—	—	—	—
—	—	(48,220)	(1,630,821)	(165,391)	(6,340,580)	(160,324)	(2,397,135)	(155,672)	(2,371,249)
(2,133)	(34,901)	(547,377)	(19,445,944)	(939,731)	(36,977,150)	(518,982)	(7,568,452)	(1,038,064)	(16,274,113)
—	—	—	—	(395)	(15,734)	—	—	—	—

65	$1,056	697,188	$24,647,904	(83,717)	$(3,616,299)	158,611	$2,358,554	(130,670)	$(2,328,360)

Semiannual Report	| May 31, 2015	341

Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

	AllianzGI Multi-Asset Real Return				AllianzGI NFJ Emerging Markets Value
	Six Months ended May 31, 2015 (unaudited)		Year ended November 30, 2014		Six Months ended May 31, 2015 (unaudited)		Year ended November 30, 2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	843	$12,307	8,570	$136,109	3,131	$45,235	6,386	$104,381
Class C	896	12,938	2,305	36,791	2,291	35,526	4,960	77,501
Class D	204	2,940	2,801	45,392	20,700	325,281	32,709	498,303
Class P	—	—	—	—	—	—	—	—
Institutional Class	16,513	235,517	63,174	1,009,479	56,253	805,074	145,860	2,193,154

Issued in reinvestment of dividends and distributions:
Class A	120	1,726	67	1,027	322	4,569	82	1,302
Class C	49	703	101	1,522	182	2,589	40	619
Class D	16	237	16	247	4,156	59,458	1,798	27,988
Class P	8	113	13	206	31	443	16	251
Institutional Class	5,207	75,299	7,729	117,589	22,973	328,898	11,041	171,834

Cost of shares redeemed:
Class A	(533)	(7,902)	(1,962)	(30,566)	(500)	(7,086)	(555)	(8,452)
Class C	(1,025)	(15,000)	—	—	(2,388)	(35,712)	(1,911)	(30,191)
Class D	(105)	(1,539)	(1,948)	(31,022)	(20,242)	(291,197)	(8,879)	(138,625)
Class P	—	—	—	—	—	—	—	—
Institutional Class	(78,880)	(1,174,191)	(3,081)	(47,323)	(88,140)	(1,294,516)	(68,819)	(1,079,616)
Net increase (decrease) resulting from Fund share transactions	(56,687)	$(856,852)	77,785	$1,239,451	(1,231)	$(21,438)	122,728	$1,818,449

*	Actual amount rounds to less than 1 share.
**	Commencement of operations.

342	May 31, 2015 |	Semiannual Report

AllianzGI NFJ Global Dividend Value				AllianzGI NFJ International Small-Cap Value				AllianzGI NFJ International Value II
Six Months ended May 31, 2015 (unaudited)		Year ended November 30, 2014		Six Months ended May 31, 2015 (unaudited)		Year ended November 30, 2014		Six Months ended May 31, 2015 (unaudited)		Year ended November 30, 2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

111,800	$2,233,294	162,083	$3,477,503	23,276	$469,823	48,712	$1,066,486	2,862	$53,923	8,104	$151,790
79,632	1,581,471	39,372	842,560	5,810	115,233	40,730	871,407	4,851	83,290	1,926	37,144
29,243	603,098	153,952	3,252,570	18,967	386,241	29,335	652,498	—	—	26	500
14,340	296,871	33,279	725,436	728	15,000	1,118	23,872	25,150	440,988	5,818	111,255
157,662	3,127,073	694,994	14,914,749	235,725	4,636,976	410,371	9,023,170	437,608	7,896,122	2,121,556	39,404,304

14,952	296,719	17,710	379,306	15,155	289,859	3,742	76,805	93	1,613	305	5,554
14,869	291,411	17,882	378,057	7,389	139,615	1,339	27,556	32	558	161	2,894
11,467	229,790	2,747	59,528	8,103	155,355	1,400	28,792	8	134	47	858
5,022	100,258	5,717	123,263	222	4,299	22	458	152	2,691	83	1,546
115,693	2,285,778	188,251	4,014,390	66,020	1,278,612	22,916	475,973	27,036	473,424	47,479	890,282

(60,459)	(1,210,572)	(103,941)	(2,256,133)	(17,284)	(336,337)	(32,328)	(702,239)	(802)	(14,882)	(3,021)	(54,207)
(39,740)	(770,424)	(54,948)	(1,154,599)	(3,463)	(66,723)	(3,342)	(68,903)	—	—	(110)	(2,017)
(99,032)	(1,993,018)	(10,177)	(219,368)	(14,162)	(280,658)	(11,231)	(243,022)	—	—	—	—
(12,316)	(244,562)	(30,781)	(649,884)	(209)	(4,000)	—	—	(483)	(8,482)	(25)	(473)
(1,423,178)	(28,625,238)	(1,200,205)	(25,678,653)	(330,936)	(6,528,303)	(343,755)	(7,612,375)	(244)	(4,125)	(223,854)	(4,349,794)

(1,080,045)	$(21,798,051)	(84,065)	$(1,791,275)	15,341	$274,992	169,029	$3,620,478	496,263	$8,925,254	1,958,495	$36,199,636

Semiannual Report	| May 31, 2015	343

Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

	AllianzGI Short Duration High Income				AllianzGI Structured Return
	Six Months ended May 31, 2015 (unaudited)		Year ended November 30, 2014		Six Months ended May 31, 2015 (unaudited)		Year ended November 30, 2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,266,045	$35,190,076	8,802,328	$139,766,217	154,750	$2,383,294	189,741	$2,890,355
Class C	986,190	15,274,528	2,765,867	43,795,323	80,431	1,221,841	5,533	85,059
Class D	523,493	8,137,683	1,731,511	27,518,112	161,046	2,468,172	349,214	5,418,511
Class R	—	—	—	—	—	—	—	—
Class P	4,924,517	76,554,516	14,537,631	230,330,859	5,777	88,873	—	—
Institutional Class	9,815,361	152,898,556	7,422,378	117,961,273	250,365	3,880,395	505,005	7,704,923

Issued in reinvestment of dividends and distributions:
Class A	212,820	3,291,514	452,185	7,148,746	6,615	98,822	2,455	37,417
Class C	113,028	1,744,761	176,297	2,778,106	370	5,432	365	5,488
Class D	49,047	758,553	92,995	1,467,256	17,884	267,391	4,562	69,417
Class R	—	—	—	—	—	—	—	—
Class P	279,572	4,322,249	354,585	5,582,863	95	1,429	184	2,794
Institutional Class	411,471	6,374,479	665,136	10,513,478	41,891	628,993	26,958	410,919

Cost of shares redeemed:
Class A	(2,890,139)	(44,676,836)	(9,381,755)	(148,623,880)	(63,174)	(971,614)	(61,661)	(949,899)
Class C	(1,062,426)	(16,428,154)	(1,177,178)	(18,572,287)	(322)	(4,905)	(1,683)	(25,011)
Class D	(948,896)	(14,629,524)	(713,830)	(11,264,468)	(13,455)	(204,525)	(76,704)	(1,180,937)
Class R	—	—	—	—	—	—	—	—
Class P	(5,811,148)	(89,738,576)	(6,601,562)	(104,185,257)	—	—	(1,646)	(25,650)
Institutional Class	(4,792,886)	(74,160,811)	(4,901,969)	(77,529,321)	(114,640)	(1,775,027)	(70,361)	(1,089,070)
Net increase (decrease) resulting from Fund share transactions	4,076,049	$64,913,014	14,224,619	$226,687,020	527,633	$8,088,571	871,962	$13,354,316

344	May 31, 2015 |	Semiannual Report

AllianzGI U.S. Equity Hedged				AllianzGI U.S. Small-Cap Growth				AllianzGI Ultra Micro Cap
Six Months ended May 31, 2015 (unaudited)		Year ended November 30, 2014		Six Months ended May 31, 2015 (unaudited)		Year ended November 30, 2014		Six Months ended May 31, 2015 (unaudited)		Year ended November 30, 2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

2,853	$48,475	5,702	$98,134	35,584	$577,447	116,635	$2,074,433	68,434	$1,682,859	1,370,175	$33,698,669
6,039	102,000	2,695	46,001	8,597	136,952	13,014	221,431	—	—	—	—
764	12,930	56,879	1,009,584	349	5,904	4,249	75,185	—	—	—	—
—	—	—	—	720	11,338	1,768	31,487	—	—	—	—
—	—	—	—	9,101	159,299	60,907	1,091,044	14,395	359,609	534,674	12,662,933
85,589	1,464,198	396,021	7,063,457	563,139	9,665,600	735,980	13,220,216	227,603	5,596,211	1,150,490	28,475,146

3,391	57,526	5,505	93,117	3,731	58,238	5,794	99,232	19,448	451,977	12,155	280,120
412	6,864	673	11,251	4,071	61,355	3,724	61,995	—	—	—	—
3,253	55,438	958	16,282	658	10,288	436	7,436	—	—	—	—
—	—	—	—	163	2,525	155	2,639	—	—	—	—
30	508	40	685	1,149	18,156	716	12,307	3,789	88,470	517	11,847
33,044	565,337	35,110	598,382	178,643	2,835,068	161,597	2,795,276	17,561	411,280	10,825	251,234

(1,798)	(30,539)	(9,234)	(161,102)	(17,305)	(285,534)	(195,058)	(3,411,792)	(427,655)	(10,317,856)	(1,670,308)	(39,729,663)
—	—	(162)	(2,818)	(10,702)	(165,790)	(10,068)	(173,417)	—	—	—	—
(49,790)	(854,386)	(6,414)	(114,397)	(545)	(9,232)	(1,565)	(27,694)	—	—	—	—
—	—	—	—	(1,010)	(15,905)	(1,645)	(29,492)	—	—	—	—
—	—	—	—	(3,127)	(52,055)	(55,190)	(995,922)	(118,928)	(2,889,431)	(127,739)	(2,926,317)
(16,544)	(283,232)	(34,082)	(592,691)	(260,342)	(4,376,792)	(529,922)	(9,622,916)	(560,884)	(13,894,597)	(1,650,136)	(39,661,168)
67,243	$1,145,119	453,691	$8,065,885	512,874	$8,636,862	311,527	$5,431,448	(756,237)	$(18,511,478)	(369,347)	$(6,937,199)

Semiannual Report	| May 31, 2015	345

Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

10.	SIGNIFICANT ACCOUNT HOLDERS

From time to time, a Fund may have a concentration of shareholders, which may include the Investment Manager or affiliates of the Investment Manager, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact to a Fund.

At May 31, 2015, the significant account-holders (owners of 5% or greater of each respective Fund’s outstanding shares) were as follows:

	Unaffiliated		Affiliated Approximate Ownership
	Number of Account Holders	Approximate Ownership	AFI	AllianzGI Global Allocation	AllianzGI Global Dynamic Allocation	AllianzGI 2015	AllianzGI 2020	AllianzGI 2025	AllianzGI 2030	AllianzGI 2035	AllianzGI 2040	AllianzGI 2045	AllianzGI 2045
AllianzGI Retirement 2015	7	86%	—	—	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2020	6	85%	—	—	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2025	7	91%	—	—	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2030	5	79%	—	—	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2035	5	80%	—	—	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2040	6	86%	—	—	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2045	5	79%	—	—	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2050	3	76%	—	—	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2055	2	23%	51%	—	—	—	—	—	—	—	—	—	—
AllianzGI Retirement Income	6	69%	—	—	—	—	—	—	—	—	—	—	—
AllianzGI Global Allocation	7	77%	—	—	—	—	—	—	—	—	—	—	—
AllianzGI Global Dynamic Allocation	2	32%	41%	—	—	—	—	—	—	—	—	—	—
AllianzGI Global Megatrends	—	—	100%	—	—	—	—	—	—	—	—	—	—
AllianzGI Behavioral Advantage Large Cap	5	86%	—	—	—	—	—	—	—	—	—	—	—
AllianzGI Best Styles Emerging Markets Equity	—	—	90%	—	8%	—	—	—	—	—	—	—	—
AllianzGI Best Styles Global Equity	—	—	—	92%	—	—	—	—	—	—	—	—	—
AllianzGI Best Styles International Equity	—	—	16%	—	—	—	8%	10%	14%	12%	12%	8%	7%
AllianzGI Best Styles U.S. Equity	—	—	5%	—	—	6%	13%	14%	15%	13%	11%	6%	6%
AllianzGI China Equity	4	49%	40%	—	—	—	—	—	—	—	—	—	—
AllianzGI Convertible	5	65%	—	—	—	—	—	—	—	—	—	—	—
AllianzGI Emerging Markets Consumer	—	—	23%	—	—	—	9%	10%	10%	8%	6%	5%	—
AllianzGI Emerging Markets Debt	—	—	99%	—	—	—	—	—	—	—	—	—	—
AllianzGI Emerging Markets Small-Cap	1	35%	65%	—	—	—	—	—	—	—	—	—	—
AllianzGI Europe Equity Dividend	1	6%	94%	—	—	—	—	—	—	—	—	—	—
AllianzGI Global Fundamental Strategy	—	—	97%	—	—	—	—	—	—	—	—	—	—
AllianzGI Global Managed Volatility	2	47%	34%	—	—	—	—	—	—	—	—	—	—
AllianzGI Global Sustainability	—	—	100%	—	—	—	—	—	—	—	—	—	—
AllianzGI Global Water	8	88%	—	—	—	—	—	—	—	—	—	—	—
AllianzGI High Yield Bond	4	71%	—	—	—	—	—	—	—	—	—	—	—

346	May 31, 2015 |	Semiannual Report

	Unaffiliated		Affiliated Approximate Ownership
	Number of Account Holders	Approximate Ownership	AFI	AllianzGI Global Allocation	AllianzGI Global Dynamic Allocation	AllianzGI 2015	AllianzGI 2020	AllianzGI 2025	AllianzGI 2030	AllianzGI 2035	AllianzGI 2040	AllianzGI 2045	AllianzGI 2045
AllianzGI International Growth	—	—	100%	—	—	—	—	—	—	—	—	—	—
AllianzGI International Small-Cap	5	72%	—	—	—	—	—	—	—	—	—	—	—
AllianzGI Micro Cap	4	80%	—	—	—	—	—	—	—	—	—	—	—
AllianzGI Multi-Asset Real Return	1	19%	77%	—	—	—	—	—	—	—	—	—	—
AllianzGI NFJ Emerging Markets Value	1	57%	36%	—	—	—	—	—	—	—	—	—	—
AllianzGI NFJ Global Dividend Value	6	79%	—	—	—	—	—	—	—	—	—	—	—
AllianzGI NFJ International Small-Cap Value	5	65%	26%	—	—	—	—	—	—	—	—	—	—
AllianzGI NFJ International Value II	1	96%	—	—	—	—	—	—	—	—	—	—	—
AllianzGI Short Duration High Income	7	67%	—	—	—	—	—	—	—	—	—	—	—
AllianzGI Structured Return	3	67%	22%	—	—	—	—	—	—	—	—	—	—
AllianzGI U.S. Equity Hedged	4	75%	24%	—	—	—	—	—	—	—	—	—	—
AllianzGI U.S. Small-Cap Growth	3	63%	—	—	—	—	—	—	—	5%	—	—	—
AllianzGI Ultra Micro Cap	6	82%	—	—	—	—	—	—	—	—	—	—	—

11.	AFFILIATED TRANSACTIONS

An affiliate includes any company in which a Sub-Adviser owns 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earnings from these affiliated issuers during the period or six months ended May 31, 2015.

AllianzGI Best Styles Emerging Markets Equity:
	Market Value 12/9/2014*	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain
Ju Teng International Holdings Ltd.	—	$24,021	$(17,583)	$2,321	$12,330	$387	$3,571

AllianzGI Best Styles Global Equity:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain (Loss)
Aareal Bank AG	$36,768	$135,346	—	$(11,621)	$162,680	$4,020	—
Andersons, Inc.†	12,375	23,415	$(26,846)	—	—	32	$(9,951)
Bechtle AG	15,843	28,549	—	(2,924)	41,774	—	—
DCC PLC††	15,877	28,721	—	22,863	65,564	824	—
Freenet AG	46,886	81,741	—	13,968	145,058	7,281	—
Home Loan Servicing Solutions Ltd.†	42,031	87,188	—	(19,865)	4,544	3,954	—
Iconix Brand Group, Inc.†,††	22,145	33,190	—	(15,824)	39,221	—	—
Jenoptik AG†	8,274	16,375	(28,888)	—	—	—	1,077
Mentor Graphics Corp.†	40,000	71,355	—	19,421	130,341	365	—
Montpelier Re Holdings Ltd.†	19,715	37,150	(57,570)	—	—	116	3,770
NCC AB††	14,944	27,205	—	1,084	42,945	831	—

Semiannual Report	| May 31, 2015	347

Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

AllianzGI Best Styles Global Equity (cont’d)
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Loss
Olin Corp.†	$15,297	$25,257	$—	$9,247	$50,995	$698	$—
Sanderson Farms, Inc.†	33,596	154,986	—	5,710	188,253	744	—
Select Medical Holdings Corp.†	17,893	32,945	(45,002)	—	—	344	(4,870)
j2 Global, Inc.†	19,393	38,406	—	9,117	63,090	563	—
Totals	$361,037	$821,829	$(158,306)	$31,176	$934,465	$19,772	$(9,974)

AllianzGI Best Styles International Equity:
	Market Value 12/9/2014*	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain (Loss)
bpost S.A.	—	$67,212	—	$10,062	$77,274	$502	—
Coface S.A.	—	53,071	—	(8,151)	44,920	1,778	—
Ontex Group NV	—	58,936	—	5,139	64,075	323	—
Totals	—	$179,219	—	$7,050	$186,269	$2,603	—

AllianzGI Best Styles U.S. Equity:
	Market Value 12/1/2014*	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain (Loss)
Andersons, Inc.†	—	$62,485	$(46,144)	—	—	$315	$(16,341)
Cal-Maine Foods, Inc.	—	70,265	—	$31,777	$102,042	630	—
Home Loan Servicing Solutions Ltd.†	—	150,423	(129,973)	(12,527)	4,166	3,614	(3,757)
Iconix Brand Group, Inc.†	—	213,449	(211,957)	—	—	—	(1,492)
Mentor Graphics Corp.†	—	82,093	(88,224)	—	—	211	6,131
Montpelier Re Holdings Ltd.†	—	171,920	(101,192)	4,052	81,546	996	6,766
Olin Corp.†	—	69,312	(94,860)	—	—	592	25,548
Sanderson Farms, Inc.†	—	163,404	(81,687)	(3,983)	69,790	605	(7,944)
TAL International Group, Inc.†	—	58,164	(55,161)	—	—	—	(3,003)
j2 Global, Inc.†	—	474,079	(421,731)	4,238	78,696	2,562	22,110
Totals	—	$1,515,594	$(1,230,929)	$23,557	$336,240	$9,525	$28,018

AllianzGI China Equity:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain (Loss)
Comba Telecom Systems Holdings Ltd.†	$119,408	—	$(91,034)	—	—	—	$(22,475)
CSR Corp. Ltd.†	320,473	$24,065	(431,638)	$90,469	$166,373	—	216,375
Digital China Holdings Ltd.	252,956	58,941	—	166,831	550,450	—	—
Qingling Motors Co., Ltd.	300,075	97,722	(26,270)	77,595	422,867	—	2,837
Totals	$992,912	$180,728	$(548,942)	$334,895	$1,139,690	—	$196,737

AllianzGI Europe Equity Dividend:
	Market Value 2/2/2015*	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain (Loss)
Ashmore Group PLC	—	$67,613	—	$12,322	$79,934	$936	—
CTT-Correios de Portugal S.A.††	—	36,256	—	(1,555)	34,701	1,305	—
Cembra Money Bank AG††	—	44,978	—	2,584	47,562	1,961	—
Cia de Distribucion Integral Logista Holdings S.A.††	—	67,472	—	5,027	72,499	1,464	—
Coface S.A.†	—	39,085	—	(3,436)	35,649	1,411	—

348	May 31, 2015 |	Semiannual Report

AllianzGI Europe Equity Dividend (cont’d)
	Market Value 2/2/2015*	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain
Drillisch AG	—	$60,796	—	$10,866	$71,662	$2,635	—
EVS Broadcast Equipment S.A.	—	26,792	—	(1,977)	24,815	638	—
Freenet AG	—	88,034	—	8,474	96,508	4,844	—
MARR SpA	—	24,831	—	1,365	26,196	717	—
NCC AB††	—	63,949	—	(2,333)	61,616	1,162	—
Sunrise Communications Group AG	—	68,618	—	3,728	72,346	—	—
Tullett Prebon PLC	—	41,095	$(7,389)	6,969	41,524	1,331	$849
UBM PLC	—	61,535	—	3,052	64,587	1,595	—
bpost S.A.††	—	86,352	(18,758)	6,914	76,206	495	1,698
Totals	—	$777,406	$(26,147)	$52,000	$805,805	$20,494	$2,547

AllianzGI Global Fundamental Strategy:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain
bpost S.A.††	$220,476	—	$(64,586)	$35,302	$173,195	$6,877	$7,108
CTT-Correios de Portugal S.A.††	—	$200,470	—	1,278	201,748	7,586	—
TLG Immobilien AG	85,144	—	—	20,704	106,253	—	—
Totals	$305,620	$200,470	$(64,586)	$57,284	$481,196	$14,463	$7,108

AllianzGI Global Sustainability:
	Market Value 12/9/2014*	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Loss
Bureau Veritas S.A.	—	$46,961	$(992)	$681	$46,537	—	$(113)

AllianzGI Global Water:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain (Loss)
Norma Group SE	$6,347,615	—	$(3,180,758)	$452,130	$3,603,814	$41,222	$175,756
Rotork PLC†,††	8,571,420	$3,019,920	(12,623,400)	—	—	—	(1,412,552)
Spectris PLC†	3,235,788	1,621,582	—	400,015	5,539,612	72,271	—
Totals	$18,154,823	$4,641,502	$(15,804,158)	$852,145	$9,143,426	$113,493	$(1,236,796)

AllianzGI International Growth:
	Market Value 2/2/2015*	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain (Loss)
Bureau Veritas S.A.	—	$34,759	—	$3,194	$37,953	—	—
DSV A/S	—	53,006	—	5,566	58,572	$278	—
Hexpol AB†	—	50,334	—	3,935	54,269	611	—
HUGO BOSS AG	—	61,399	—	(7,337)	54,062	1,432	—
Infineon Technologies AG	—	46,660	—	7,824	54,484	856	—
Norma Group SE	—	27,056	—	594	27,650	316	—
Rotork PLC	—	29,972	—	3,436	33,408	393	—
SimCorp A/S	—	28,301	—	8,413	36,714	470	—
Spirax-Sarco Engineering PLC	—	29,094	—	4,350	33,444	434	—
Trelleborg AB, Class B	—	30,277	—	2,599	32,876	622	—
Totals	—	$390,858	—	$32,574	$423,432	$5,412	—

Semiannual Report	| May 31, 2015	349

Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

AllianzGI International Small-Cap:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain (Loss)
Aareal Bank AG††	$2,013,786	$315,169	—	$730,427	$2,125,095	$52,523	—
ams AG†	1,970,177	—	$(172,005)	1,423,034	2,952,282	—	$61,274
Bechtle AG	1,425,359	208,396	—	(153,104)	1,563,881	—	—
Bertrandt AG†	549,674	208,502	—	(111,183)	734,059	8,327	—
Burckhardt Compression Holding AG	958,931	209,875	—	(85,880)	1,345,296	—	—
CANCOM SE	1,376,429	208,971	—	(311,467)	1,416,231	—	—
De’ Longhi††	1,058,073	209,672	—	166,450	1,497,353	23,561	—
GameLoft SE	768,891	—	—	(788,667)	813,742	—	—
Gerry Weber International AG	878,846	208,072	—	(423,065)	901,500	16,878	—
Interroll Holding AG	1,172,740	—	—	137,676	1,277,600	—	—
Ju Teng International Holdings Ltd.	724,037	88,432	(136,199)	227,285	805,128	22,640	43,876
Kingspan Group PLC††	—	1,861,101	—	228,857	2,089,958	9,899	—
NetEnt AB	53,570	208,092	—	689,728	2,066,486	32,317	—
Ontex Group NV††	1,297,510	210,134	—	300,826	1,743,230	8,783	—
Opera Software ASA††	—	945,185	—	(67,482)	877,703	—	—
Primax Electronics Ltd.	691,691	153,010	(163,360)	1,873	741,509	—	(33,111)
Rotork PLC††	1,332,511	—	—	412,725	1,502,725	17,677	—
Schoeller-Bleckmann Oilfield Equipment AG	1,093,104	—	—	(253,464)	913,866	17,410	—
Senior PLC††	594,969	209,675	—	36,430	887,233	11,013	—
SimCorp A/S	1,407,495	—	—	1,102,288	1,929,520	24,681	—
Spirax-Sarco Engineering PLC	1,915,720	318,190	(288,753)	795,070	2,312,509	30,030	64,765
Totals	$21,283,513	$5,562,476	$(760,317)	$4,058,357	$30,496,906	$275,739	$136,804

AllianzGI Micro Cap:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain (Loss)
Cowen Group, Inc.††	$335,613	$42,795	$(51,738)	$171,015	$450,264	—	$7,159
HCI Group, Inc.††	346,364	44,232	(116,233)	193,749	297,466	$5,108	46,588
IGI Laboratories, Inc.†,††	757,567	60,453	(201,728)	78,662	308,243	—	9,923
Neenah Paper, Inc.	413,044	49,497	(58,933)	290,369	424,020	4,278	29,463
Strattec Security Corp.††	300,904	9,746	(71,077)	(30,864)	138,434	682	(17,002)
Totals	$2,153,492	$206,723	$(499,709)	$702,931	$1,618,427	$10,068	$76,131

AllianzGI NFJ International Small-Cap Value:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain (Loss)
Aareal Bank AG††	—	$136,520	—	$(12,562)	$123,958	$3,064
Beach Energy Ltd.††	$125,795	—	$(27,925)	(47,103)	93,225	871	$(9,840)
Cembra Money Bank AG††	205,294	41,307	(116,119)	12,301	140,775	7,347	(8,228)
Cia de Distribucion Integral Logista Holdings S.A.††	—	126,766	—	9,898	136,664	3,373	—
Coface S.A.†	205,388	31,433	(236,010)	—	—	—	(26,572)
Freenet AG	197,458	31,332	(97,021)	29,498	148,517	7,456	14,126
Totals	$733,935	$367,358	$(477,075)	$(7,968)	$643,139	$22,111	$(30,514)

350	May 31, 2015 |	Semiannual Report

AllianzGI NFJ International Value II:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain (Loss)
Aareal Bank AG	$392,542	$57,318	—	$(41,142)	$409,482	$10,121	—
Beach Energy Ltd.††	230,191	187,736	—	(187,701)	423,913	3,959	—
Totals	$622,733	$245,054	—	$(228,843)	$833,395	$14,080	—

AllianzGI U.S. Small-Cap Growth:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain (Loss)
Cowen Group, Inc.††	—	$365,388	—	$15,186	$380,574	—	—
IGI Laboratories, Inc.†,††	—	272,082	$(171,549)	—	—	—	$(100,533)
Mentor Graphics Corp.†	$382,723	54,330	(67,407)	241,719	436,168	$1,656	8,292
Meritor, Inc.†,††	239,515	—	(212,070)	—	—	—	(16,846)
Ryland Group, Inc.††	—	335,192	—	(37,504)	297,688	184	—
Totals	$622,238	$1,026,992	$(451,026)	$219,401	$1,114,430	$1,840	$(109,087)

AllianzGI Ultra Micro Cap:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain (Loss)
HCI Group, Inc.††	$1,146,878	—	$(434,580)	$508,298	$804,121	$14,624	$163,662
IGI Laboratories, Inc.†,††	2,390,290	—	(689,699)	236,292	877,663	—	213,867
Strattec Security Corp.††	1,526,725	—	(504,940)	20,148	509,708	2,928	(3,272)
Totals	$5,063,893	—	$(1,629,219)	$764,738	$2,191,492	$17,552	$374,257

†	Not affiliated at May 31, 2015.
††	Not affiliated at November 30, 2014.
*	Commencement of operations

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the Funds owning in excess of 5% of the outstanding shares of certain issues at May 31, 2015. The percentages and market values of the affiliated transactions represent below include both acquisitions of new investments and prior year holdings that became affiliated during the fiscal year.

AllianzGI Best Styles Emerging Markets Equity:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Ju Teng International Holdings Ltd.	5.18%	$12,330	0.21%

AllianzGI Best Styles Global Equity:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Aareal Bank AG	7.83%	$162,680	0.14%
Bechtle AG	7.30%	41,774	0.04%
DCC PLC	5.49%	65,564	0.06%
Freenet AG	8.50%	145,058	0.12%
NCC AB	5.27%	42,945	0.04%
Totals		$458,021	0.40%

Semiannual Report	| May 31, 2015	351

Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

AllianzGI Best Styles International Equity:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
bpost S.A.	5.67%	$77,274	0.23%
Coface S.A.	11.38%	44,920	0.13%
Ontex Group NV	8.38%	64,075	0.19%
Totals		$186,269	0.55%

AllianzGI Best Styles U.S. Equity:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Cal-Maine Foods, Inc.	5.34%	$102,042	0.17%

AllianzGI China Equity:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Digital China Holdings Ltd.	8.83%	$550,450	4.14%
Qingling Motors Co., Ltd.	8.82%	422,867	3.18%
Totals		$973,317	7.32%

AllianzGI Europe Equity Dividend:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Ashmore Group PLC	5.24%	$79,934	2.42%
bpost S.A.	5.67%	76,206	2.31%
Cembra Money Bank AG	5.59%	47,562	1.44%
Cia de Distribucion Integral Logista Holdings S.A.	6.36%	72,499	2.20%
Coface S.A.	11.38%	35,649	1.08%
CTT-Correios de Portugal S.A.	8.35%	34,701	1.05%
Drillisch AG	7.70%	71,662	2.17%
EVS Broadcast Equipment S.A.	10.82%	24,815	0.75%
Freenet AG	8.50%	96,508	2.93%
MARR SpA	5.84%	26,196	0.79%
NCC AB	5.27%	61,616	1.87%
Sunrise Communications Group AG	5.70%	72,346	2.19%
Tullett Prebon PLC	6.33%	41,524	1.26%
UBM PLC	7.45%	64,587	1.96%
Totals		$805,805	24.42%

AllianzGI Global Fundamental Strategy:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
bpost S.A.	5.67%	$173,195	0.77%
CTT-Correios de Portugal S.A.	8.35%	201,748	0.90%
TLG Immobilien AG	8.47%	106,253	0.47%
Totals		$481,196	2.14%

352	May 31, 2015 |	Semiannual Report

AllianzGI Global Sustainability:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Bureau Veritas S.A.	5.48%	$46,537	1.48%

AllianzGI Global Water:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Norma Group SE	6.39%	$3,603,814	0.98%

AllianzGI International Growth:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Bureau Veritas S.A.	5.48%	$37,953.00	1.18%
DSV A/S	5.71%	58,572	1.83%
HUGO BOSS AG	9.88%	54,062	1.69%
Infineon Technologies AG	7.13%	54,484	1.70%
Norma Group SE	6.39%	27,650.0	0.86%
Rotork PLC	6.03%	33,408	1.04%
SimCorp A/S	14.15%	36,714	1.15%
Spirax-Sarco Engineering PLC	5.77%	33,444	1.04%
Trelleborg AB	5.39%	32,876	1.03%
Totals		$369,163	11.52%

AllianzGI International Small-Cap:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Aareal Bank AG	7.83%	$2,125,095	1.75%
Bechtle AG	7.30%	1,563,881	1.29%
Burckhardt Compression Holding AG	5.77%	1,345,296	1.11%
CANCOM SE	14.27%	1,416,231	1.17%
De’ Longhi	5.37%	1,497,353	1.24%
GameLoft SE	12.71%	813,742	0.67%
Gerry Weber International AG	6.33%	901,500	0.75%
Interroll Holding AG	10.85%	1,277,600	1.06%
Ju Teng International Holdings Ltd.	5.18%	805,128	0.67%
Kingspan Group PLC	7.76%	2,089,958	1.73%
NetEnt AB	6.86%	2,066,486	1.71%
Ontex Group NV	8.38%	1,743,230	1.44%
Opera Software ASA	5.11%	877,703	0.73%
Primax Electronics Ltd.	7.37%	741,509	0.61%
Rotork PLC	6.03%	1,502,725	1.24%
Schoeller-Bleckmann Oilfield Equipment AG	5.53%	913,866	0.76%
Senior PLC	5.37%	887,233	0.73%
SimCorp A/S	14.15%	1,929,520	1.59%
Spirax-Sarco Engineering PLC	5.77%	2,312,509	1.91%
Totals		$26,810,565	22.16%

Semiannual Report	| May 31, 2015	353

Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

AllianzGI Micro Cap:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Cowen Group, Inc.	5.19%	$450,264	1.04%
HCI Group, Inc.	6.56%	297,466	0.69%
Neenah Paper, Inc.	6.00%	424,020	0.99%
Strattec Security Corp.	5.30%	138,434	0.32%
Totals		$1,310,184	3.04%

AllianzGI NFJ International Small-Cap Value:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Aareal Bank AG	7.83%	$123,958	0.64%
Beach Energy Ltd.	6.26%	93,225	0.48%
Cembra Money Bank AG	5.59%	140,775	0.72%
Cia de Distribucion Integral Logista Holdings S.A.	6.36%	136,664	0.70%
Freenet AG	8.50%	148,517	0.76%
Totals		$643,139	3.30%

AllianzGI NFJ International Value II:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Aareal Bank AG	7.83%	$409,482	0.82%
Beach Energy Ltd.	6.26%	423,913	0.84%
Totals		$833,395	1.66%

AllianzGI U.S. Small-Cap Growth:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Cowen Group, Inc.	5.19%	$380,574	0.84%
Ryland Group, Inc.	5.36%	297,688	0.66%
Totals		$678,262	1.50%

AllianzGI Ultra Micro Cap:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
HCI Group, Inc.	6.56%	$804,121	0.79%
Strattec Security Corp.	5.30%	509,708	0.50%
Totals		$1,313,829	1.29%

354	May 31, 2015 |	Semiannual Report

The tables below show the transactions in and earnings from affiliates for the period or six months ended May 31, 2015:

AllianzGI Retirement 2015:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$732,722	$47,183	$(740,328)	—	—	$7,058	$70,687	$40,125
AllianzGI Best Styles Global Equity	835,957	85,482	(878,210)	—	—	20,720	48,734	21,400
AllianzGI Best Styles International Equity	—	1,853,234	(850,386)	$74,268	$1,114,967	—	37,851	—
AllianzGI Best Styles U.S. Equity	—	6,052,649	(2,729,602)	77,794	3,402,292	—	1,451	—
AllianzGI Emerging Markets Consumer	—	733,200	(223,962)	21,091	549,108	—	18,779	—
AllianzGI Emerging Markets Opportunities	344,434	138,092	(467,688)	—	—	6,616	(14,903)	—
AllianzGI Global Managed Volatility	345,294	59,981	(367,934)	—	—	9,873	15,719	29,993
AllianzGI Global Natural Resources	449,184	498,205	(284,415)	52,394	689,986	955	(4,230)	—
AllianzGI Income & Growth	687,634	60,589	(722,693)	—	—	5,212	84,780	—
AllianzGI International Managed Volatility	342,803	322,567	(229,928)	7,516	426,593	14,516	(1,114)	—
AllianzGI NFJ Dividend Value	509,118	42,042	(547,894)	—	—	2,958	139,703	—
AllianzGI NFJ International Value	510,111	57,842	(551,556)	—	—	2,110	25,347	—
AllianzGI NFJ Mid-Cap Value	338,834	799,690	(221,851)	11,492	930,659	6,213	1,223	—
AllianzGI Short Duration High Income	2,232,732	2,071,333	(1,889,994)	30,549	2,440,322	82,007	(34,004)	—
AllianzGI U.S. Managed Volatility	2,319,627	638,487	(2,730,073)	243	1,350	44,480	(49,222)	181,646
AllianzGI U.S. Small-Cap Growth	338,511	483,887	(183,239)	(2,221)	627,975	—	(8,613)	31,752
PIMCO 1-5 Year U.S. TIPS Index	6,584,871	427,764	(6,933,995)	—	—	—	(154,666)	—
PIMCO 15+ Year U.S. TIPS Index	—	1,913,012	(516,803)	(53,512)	1,327,968	—	(14,729)	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index	—	436,169	—	20,623	456,792	—	—	—
PIMCO Broad U.S. TIPS Index	—	7,027,714	(2,190,971)	(3,322)	4,788,335	—	(45,086)	—
PIMCO CommoditiesPLUS® Strategy	—	929,378	(285,746)	34,286	697,456	—	19,538	—
PIMCO Commodity RealReturn Strategy	890,836	203,687	(956,719)	—	—	—	(251,135)	—
PIMCO Floating Income	—	1,781,605	(1,782,140)	—	—	8,656	535	—
PIMCO Foreign Bond (U.S. Dollar-Hedged)	—	939,428	(212,342)	(8,457)	717,914	5,153	(715)	—
PIMCO Income	4,893,441	1,752,690	(2,989,794)	164,071	3,582,231	182,952	(47,309)	11,725
PIMCO Long-Term Credit	—	1,524,817	(321,759)	(36,905)	1,154,554	22,323	(11,599)	—
PIMCO Mortgage Opportunities	1,719,811	2,824,547	(1,976,631)	18,357	2,576,226	39,083	5,398	—
PIMCO Real Return	5,850,474	717,081	(6,402,855)	—	—	145,781	55,530	1,879
PIMCO Senior Floating Rate	1,032,636	63,894	(1,076,124)	—	—	1,856	(28,148)	2,035
PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	1,031,092	215,492	(974,211)	31,878	283,545	80,168	29,934	—
PIMCO TRENDS Managed Futures Strategy	—	1,143,159	(264,556)	(42,611)	837,018	—	1,026	—
Totals	$31,990,122	$35,844,900	$(40,504,399)	$397,534	$26,605,291	$688,690	$(109,238)	$320,555

AllianzGI Retirement 2020:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$1,353,780	$86,742	$(1,367,738)	—	—	$12,975	$148,639	$73,767
AllianzGI Best Styles Global Equity	1,580,708	219,782	(1,716,160)	—	—	40,490	102,650	41,818
AllianzGI Best Styles International Equity	—	3,660,111	(1,059,389)	$186,655	$2,822,934	—	35,557	—
AllianzGI Best Styles U.S. Equity	—	10,669,173	(3,122,062)	166,963	7,704,268	—	(9,806)	—
AllianzGI Emerging Markets Consumer	—	1,280,912	(114,209)	46,924	1,221,666	—	8,039	—
AllianzGI Emerging Markets Opportunities	636,829	373,377	(983,893)	—	—	12,149	(27,073)	—

Semiannual Report	| May 31, 2015	355

Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

AllianzGI Retirement 2020 (cont’d)
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Global Managed Volatility	$630,637	$124,676	$(686,095)	—	—	$18,307	$13,104	$55,612
AllianzGI Global Natural Resources	882,672	892,563	(244,911)	$56,732	$1,560,361	1,907	(27,857)	—
AllianzGI Income & Growth	1,397,999	119,910	(1,466,841)	—	—	10,555	68,986	—
AllianzGI International Managed Volatility	625,578	713,117	(370,973)	17,162	948,192	27,070	(10,408)	—
AllianzGI NFJ Dividend Value	934,687	93,000	(1,022,221)	—	—	5,418	228,309	—
AllianzGI NFJ International Value	1,069,648	98,787	(1,132,405)	—	—	4,286	(4,886)	—
AllianzGI NFJ Mid-Cap Value	870,755	1,443,851	(189,151)	212,186	2,157,832	15,869	(1,106)	—
AllianzGI Short Duration High Income	4,098,179	3,558,047	(2,251,155)	38,742	5,452,634	150,479	(61,352)	—
AllianzGI U.S. Managed Volatility	4,548,262	1,360,407	(4,832,683)	60,247	621,063	88,542	(160,103)	360,077
AllianzGI U.S. Small-Cap Growth	813,714	889,452	(223,143)	404	1,461,130	—	(7,945)	74,338
PIMCO 1-5 Year U.S. TIPS Index	11,199,634	1,061,369	(12,121,225)	—	—	—	(279,900)	—
PIMCO 15+ Year U.S. TIPS Index	—	3,189,852	(454,407)	(109,639)	2,623,572	—	(2,234)	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index	—	646,226	—	30,554	676,780	—	—	—
PIMCO Broad U.S. TIPS Index	—	11,771,563	(1,109,050)	(51,307)	10,586,160	—	(25,046)	—
PIMCO Commodities PLUS® Strategy	589,706	2,121,499	(780,393)	92,873	1,889,222	17,416	(228,350)	946
PIMCO Commodity RealReturn Strategy	1,680,506	500,440	(1,913,936)	—	—	—	(541,681)	—
PIMCO Floating Income	—	3,321,841	(3,324,881)	—	—	15,934	3,040	—
PIMCO Foreign Bond (U.S. Dollar-Hedged)	—	1,637,299	(24,558)	(20,392)	1,592,481	9,628	132	—
PIMCO Income	8,961,393	1,711,685	(2,617,897)	118,451	7,923,036	294,477	(59,836)	21,737
PIMCO Long-Term Credit	—	2,508,440	(37,070)	(81,100)	2,390,149	37,373	(121)	—
PIMCO Mortgage Opportunities	2,823,319	4,545,905	(1,920,522)	31,752	5,462,076	68,153	4,934	—
PIMCO Real Return	9,194,165	1,945,735	(10,854,611)	—	—	251,907	(61,955)	2,982
PIMCO Senior Floating Rate	1,883,833	160,957	(2,007,030)	—	—	3,439	(54,058)	3,768
PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	2,241,544	409,899	(1,921,582)	81,917	767,681	106,338	40,767	—
PIMCO TRENDS Managed Futures Strategy	—	2,067,503	(86,691)	(94,702)	1,886,376	—	266	—
Totals	$58,017,548	$63,184,120	$(59,956,882)	$784,422	$59,747,613	$1,192,712	$(909,294)	$635,045

AllianzGI Retirement 2025:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$1,799,756	$82,853	$(1,812,853)	—	—	$12,393	$256,756	$70,460
AllianzGI Best Styles Global Equity	1,643,457	138,274	(1,700,588)	—	—	40,032	113,763	40,486
AllianzGI Best Styles International Equity	—	4,196,833	(1,071,705)	$224,373	$3,385,580	—	36,079	—
AllianzGI Best Styles U.S. Equity	—	11,433,929	(2,938,348)	182,296	8,668,890	—	(8,987)	—
AllianzGI Emerging Markets Consumer	—	1,335,041	(80,816)	50,386	1,311,807	—	7,196	—
AllianzGI Emerging Markets Opportunities	657,324	373,581	(1,005,051)	—	—	12,044	(23,013)	—
AllianzGI Global Managed Volatility	856,028	112,621	(879,356)	—	—	23,599	18,328	71,687
AllianzGI Global Natural Resources	1,216,646	965,337	(253,401)	60,934	1,977,567	2,514	(22,472)	—
AllianzGI Income & Growth	1,642,920	46,439	(1,629,389)	—	—	11,894	24,895	—
AllianzGI International Managed Volatility	653,739	717,680	(338,732)	18,860	1,013,943	26,838	(5,704)	—
AllianzGI International Small-Cap	967,565	505,491	(1,473,786)	—	—	2,587	29,501	129,771
AllianzGI NFJ Dividend Value	972,997	30,398	(998,245)	—	—	5,373	232,843	—
AllianzGI NFJ International Small-Cap Value	327,456	—	(326,546)	—	—	—	10,146	—

356	May 31, 2015 |	Semiannual Report

AllianzGI Retirement 2025 (cont’d)
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI NFJ International Value	$1,298,789	$96,498	$(1,355,354)	—	—	$5,184	$9,383	—
AllianzGI NFJ Mid-Cap Value	971,280	1,818,066	(85,117)	$247,038	$2,748,702	16,862	(238)	—
AllianzGI Short Duration High Income	4,263,208	3,517,167	(1,972,380)	34,276	5,859,188	155,118	(53,913)	—
AllianzGI U.S. Managed Volatility	4,605,053	1,575,601	(5,010,149)	59,081	692,836	91,934	(127,661)	$375,129
AllianzGI U.S. Small-Cap Growth	980,604	852,216	(64,231)	(6,548)	1,747,724	—	(2,799)	85,066
PIMCO 1-5 Year U.S. TIPS Index	9,801,982	283,615	(9,979,698)	—	—	—	(223,220)	—
PIMCO 15+ Year U.S. TIPS Index	—	3,382,307	(472,322)	(102,424)	2,805,228	—	(2,333)	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index	—	691,037	—	32,673	723,710	—	—	—
PIMCO Broad U.S. TIPS Index	—	11,040,242	(1,545,278)	(52,894)	9,401,687	—	(40,383)	—
PIMCO CommoditiesPLUS® Strategy	611,342	2,254,953	(804,175)	99,777	2,029,646	17,275	(215,924)	938
PIMCO Commodity RealReturn Strategy	1,939,647	395,531	(2,041,492)	—	—	—	(587,416)	—
PIMCO EqS Long/Short	—	1,040,075	—	(6,032)	1,034,043	—	—	—
PIMCO Floating Income	—	3,283,012	(3,283,281)	—	—	16,020	269	—
PIMCO Foreign Bond (U.S. Dollar-Hedged)	—	1,735,874	—	(21,842)	1,714,032	10,226	—	—
PIMCO Income	9,208,903	1,471,395	(2,714,540)	67,570	7,822,073	312,066	(75,524)	21,251
PIMCO Long-Term Credit	—	2,500,296	—	(86,081)	2,414,215	32,920	—	—
PIMCO Mortgage Opportunities	2,626,379	4,352,739	(1,482,617)	30,012	5,509,661	67,634	4,623	—
PIMCO Real Return	8,865,189	977,257	(9,602,245)	—	—	217,085	(105,466)	2,801
PIMCO Senior Floating Rate	1,969,358	44,064	(1,975,844)	—	—	3,412	(54,123)	3,736
PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	2,634,560	406,240	(1,914,969)	119,696	1,123,393	188,822	(15,189)	—
PIMCO TRENDS Managed Futures Strategy	—	2,540,242	(48,460)	(120,058)	2,372,850	—	1,126	—
Totals	$60,514,182	$64,196,904	$(58,860,968)	$831,093	$64,356,775	$1,271,832	$(819,457)	$801,325

AllianzGI Retirement 2030:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$1,961,100	$85,897	$(1,974,856)	—	—	$12,849	$315,384	$73,048
AllianzGI Best Styles Global Equity	1,984,999	179,661	(2,065,188)	—	—	48,284	133,837	49,169
AllianzGI Best Styles International Equity	—	5,422,318	(1,120,861)	$298,567	$4,631,797	—	31,773	—
AllianzGI Best Styles U.S. Equity	—	11,805,856	(2,832,940)	189,911	9,150,596	—	(12,231)	—
AllianzGI Emerging Markets Consumer	—	1,335,888	(107,951)	49,372	1,285,412	—	8,103	—
AllianzGI Emerging Markets Opportunities	647,721	721,486	(723,354)	142,736	649,683	12,273	6,031	—
AllianzGI Global Managed Volatility	998,630	129,144	(1,023,654)	—	—	27,474	35,022	83,458
AllianzGI Global Natural Resources	1,218,767	962,511	(265,029)	111,333	1,962,326	2,550	(18,610)	—
AllianzGI Income & Growth	1,752,327	101,274	(1,790,322)	—	—	13,053	84,716	—
AllianzGI International Managed Volatility	1,601,557	1,145,811	(1,357,361)	33,122	1,323,207	67,315	(12,593)	—
AllianzGI International Small-Cap	972,106	536,829	(1,516,312)	—	—	2,631	107,320	131,987
AllianzGI NFJ Dividend Value	971,079	51,394	(1,017,100)	—	—	5,487	324,355	—
AllianzGI NFJ International Small-Cap Value	326,118	—	(325,212)	—	—	—	9,955	—
AllianzGI NFJ International Value	1,292,347	98,576	(1,349,759)	—	—	5,158	44,319	—
AllianzGI NFJ Mid-Cap Value	1,154,731	2,584,901	(115,440)	329,901	3,697,739	20,437	(1,102)	—
AllianzGI Short Duration High Income	4,166,696	3,550,245	(2,652,729)	45,604	5,109,486	147,603	(66,771)	—
AllianzGI U.S. Managed Volatility	4,544,976	1,856,012	(5,223,253)	67,564	680,698	95,508	(113,151)	387,070

Semiannual Report	| May 31, 2015	357

Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

AllianzGI Retirement 2030 (cont’d)
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI U.S. Small-Cap Growth	$1,163,697	$1,109,884	$(188,789)	$116,405	$2,054,661	—	$(10,875)	$103,728
AllianzGI Ultra Micro Cap	321,522	43,761	(40,272)	25,122	349,922	—	864	3,013
PIMCO 1-5 Year U.S. TIPS Index	6,720,505	394,235	(7,038,784)	—	—	—	(165,655)	—
PIMCO 15+ Year U.S. TIPS Index	—	2,960,964	(483,641)	(75,538)	2,399,438	—	(2,347)	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index	—	337,760	—	15,970	353,730	—	—	—
PIMCO Broad U.S. TIPS Index	—	9,061,952	(1,889,692)	(56,241)	7,065,627	—	(50,392)	—
PIMCO CommoditiesPLUS® Strategy	1,205,828	1,718,163	(793,609)	(2,248)	1,971,521	$35,931	(324,255)	1,851
PIMCO Commodity RealReturn Strategy	2,161,718	364,333	(2,200,749)	—	—	—	(668,552)	—
PIMCO EqS Long/Short	—	1,967,365	—	41,109	2,008,474	—	—	—
PIMCO Floating Income	—	3,322,658	(3,325,282)	—	—	15,980	2,624	—
PIMCO Foreign Bond (U.S. Dollar-Hedged)	—	1,712,680	(41,796)	(20,816)	1,650,532	9,969	466	—
PIMCO Income	8,392,384	1,439,665	(3,608,226)	130,383	6,091,428	260,349	(79,995)	19,869
PIMCO Long-Term Credit	—	2,493,577	(51,749)	(82,130)	2,359,740	32,111	42	—
PIMCO Mortgage Opportunities	2,573,626	2,533,836	(1,408,311)	26,229	3,706,107	44,645	3,606	—
PIMCO Real Return	7,749,971	766,303	(8,324,488)	—	—	195,989	(77,078)	2,460
PIMCO Senior Floating Rate	1,935,383	98,687	(1,996,177)	—	—	3,447	(54,103)	3,774
PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	3,294,195	551,415	(2,445,846)	137,139	1,372,384	234,309	(62,515)	—
PIMCO TRENDS Managed Futures Strategy	—	2,588,529	(161,588)	(113,977)	2,318,599	—	5,635	—
Totals	$59,111,983	$64,033,570	$(59,460,320)	$1,409,517	$62,193,107	$1,293,352	$(606,173)	$859,427

AllianzGI Retirement 2035:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$1,790,460	$92,584	$(1,805,248)	—	—	$13,849	$272,744	$78,735
AllianzGI Best Styles Global Equity	2,974,801	142,481	(2,970,784)	—	—	70,092	116,802	72,389
AllianzGI Best Styles International Equity	—	4,749,140	(967,528)	$266,884	$4,078,888	—	30,392	—
AllianzGI Best Styles U.S. Equity	—	10,157,769	(2,231,442)	158,299	8,079,243	—	(5,383)	—
AllianzGI Emerging Markets Consumer	—	1,097,426	(74,342)	40,994	1,067,287	—	3,209	—
AllianzGI Emerging Markets Opportunities	811,230	600,265	(611,597)	71,523	802,308	14,563	(5,066)	—
AllianzGI Global Managed Volatility	1,354,429	147,757	(1,363,504)	—	—	36,594	(35,215)	111,163
AllianzGI Global Natural Resources	1,000,972	731,307	(155,982)	46,503	1,610,552	1,943	(16,169)	—
AllianzGI Income & Growth	1,622,088	11,500	(1,575,959)	—	—	11,500	19,399	—
AllianzGI International Managed Volatility	1,613,605	593,120	(1,072,972)	55,192	1,087,739	64,208	(14,339)	—
AllianzGI International Small-Cap	847,848	324,921	(1,205,945)	—	—	2,083	91,378	104,483
AllianzGI NFJ Dividend Value	1,067,393	5,760	(1,070,040)	—	—	5,760	300,821	—
AllianzGI NFJ International Small-Cap Value	269,426	—	(268,677)	—	—	—	8,472	—
AllianzGI NFJ International Value	1,068,596	3,973	(1,038,661)	—	—	3,973	45,027	—
AllianzGI NFJ Mid-Cap Value	1,065,519	2,201,576	(20,937)	327,108	3,316,258	17,986	(669)	—
AllianzGI Short Duration High Income	2,967,976	2,089,734	(1,211,147)	16,487	3,883,575	109,584	(28,098)	—
AllianzGI U.S. Managed Volatility	3,897,002	1,172,223	(3,548,206)	74,157	1,113,947	74,342	(78,471)	306,355
AllianzGI U.S. Small-Cap Growth	1,237,220	1,277,208	(83,775)	80,094	2,410,240	—	(9,974)	105,603
AllianzGI Ultra Micro Cap	706,801	63,186	(94,966)	66,192	728,418	—	5,274	6,150
PIMCO 1-5 Year U.S. TIPS Index	4,301,188	55,934	(4,307,885)	—	—	—	(105,464)	—

358	May 31, 2015 |	Semiannual Report

AllianzGI Retirement 2035 (cont’d)
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
PIMCO 15+ Year U.S. TIPS Index	—	$1,813,347	$(360,109)	$(43,305)	$1,408,682	—	$(1,251)	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index	—	277,543	—	13,123	290,666	—	—	—
PIMCO Broad U.S. TIPS Index	—	5,302,013	(1,152,171)	(39,314)	4,079,224	—	(31,304)	—
PIMCO CommoditiesPLUS® Strategy	$1,005,925	1,396,874	(421,636)	(64,957)	1,888,328	$26,951	(165,702)	$1,464
PIMCO Commodity RealReturn Strategy	2,110,582	343,115	(2,150,555)	—	—	—	(608,671)	—
PIMCO EqS Long/Short	—	1,898,938	—	42,652	1,941,590	—	—	—
PIMCO Floating Income	—	2,615,863	(2,615,709)	—	—	12,801	(154)	—
PIMCO Foreign Bond (U.S. Dollar-Hedged)	—	1,110,879	(4,988)	(13,173)	1,092,736	6,536	18	—
PIMCO Income	6,494,774	777,492	(2,706,222)	55,814	4,450,943	198,172	(76,312)	14,666
PIMCO Long-Term Credit	—	1,604,351	(1,757)	(52,780)	1,549,834	22,101	20	—
PIMCO Mortgage Opportunities	1,080,640	1,969,712	(562,837)	14,565	2,492,422	24,240	2,999	—
PIMCO Real Return	5,403,242	303,891	(5,601,847)	—	—	114,748	(72,684)	1,611
PIMCO Senior Floating Rate	1,620,231	3,012	(1,592,856)	—	—	2,766	(44,325)	3,012
PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	3,251,478	336,904	(2,149,531)	134,669	1,409,868	217,105	(68,410)	—
PIMCO TRENDS Managed Futures Strategy	—	2,136,144	(142,854)	(95,079)	1,903,601	—	5,390	—
Totals	$49,563,426	$47,407,942	$(45,142,669)	$1,155,648	$50,686,349	$1,051,897	$(465,716)	$805,631

AllianzGI Retirement 2040:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$1,539,363	$96,169	$(1,554,847)	—	—	$14,385	$249,144	$81,784
AllianzGI Best Styles Global Equity	3,515,152	336,010	(3,674,754)	—	—	85,909	151,703	87,872
AllianzGI Best Styles International Equity	—	4,382,594	(766,925)	$250,214	$3,889,772	—	23,889	—
AllianzGI Best Styles U.S. Equity	—	8,467,705	(1,769,916)	130,917	6,818,541	—	(10,165)	—
AllianzGI Emerging Markets Consumer	—	863,187	(59,316)	32,212	838,649	—	2,566	—
AllianzGI Emerging Markets Opportunities	667,120	891,475	(718,650)	165,864	851,408	12,371	5,198	—
AllianzGI Global Managed Volatility	1,542,148	206,855	(1,587,649)	—	—	42,613	(44,501)	129,446
AllianzGI Global Natural Resources	829,708	584,593	(141,874)	79,431	1,298,923	1,648	(9,538)	—
AllianzGI Income & Growth	1,452,990	51,777	(1,453,503)	—	—	10,596	104,076	—
AllianzGI International Managed Volatility	1,309,757	528,856	(540,592)	93,835	1,289,460	53,949	2,680	—
AllianzGI International Small-Cap	871,302	438,406	(1,324,740)	—	—	2,263	136,129	113,546
AllianzGI NFJ Dividend Value	1,085,310	44,783	(1,128,285)	—	—	6,066	389,575	—
AllianzGI NFJ International Small-Cap Value	266,756	—	(266,015)	—	—	—	9,897	—
AllianzGI NFJ International Value	1,095,142	75,164	(1,136,544)	—	—	4,345	37,645	—
AllianzGI NFJ Mid-Cap Value	874,373	1,774,088	(84,523)	298,037	2,617,919	15,197	(616)	—
AllianzGI Short Duration High Income	2,177,612	1,516,223	(760,144)	7,802	2,960,316	79,825	(19,924)	—
AllianzGI U.S. Managed Volatility	3,734,952	1,022,295	(3,054,609)	130,773	1,317,017	70,574	(94,562)	289,130
AllianzGI U.S. Small-Cap Growth	1,098,885	1,048,224	(132,906)	122,826	1,991,480	—	(10,130)	97,127
AllianzGI Ultra Micro Cap	659,528	53,614	(102,289)	53,767	659,012	—	3,460	5,962

Semiannual Report	| May 31, 2015	359

Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

AllianzGI Retirement 2040 (cont’d)
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
PIMCO 1-5 Year U.S. TIPS Index	$2,178,178	$54,852	$(2,204,004)	—	—	—	$(58,666)	—
PIMCO 15+ Year U.S. TIPS Index	—	942,585	(253,729)	$(21,507)	$667,051	—	(298)	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index	—	219,062	—	10,357	229,419	—	—	—
PIMCO Broad U.S. TIPS Index	—	1,547,801	(230,685)	(20,720)	1,294,317	—	(2,079)	—
PIMCO CommoditiesPLUS® Strategy	862,101	1,432,294	(342,643)	(63,104)	1,872,886	$25,282	(136,389)	$1,280
PIMCO Commodity RealReturn Strategy	2,017,889	333,890	(2,056,150)	—	—	—	(574,955)	—
PIMCO EqS Long/Short	—	1,899,279	(76,331)	39,989	1,864,040	—	1,103	—
PIMCO Floating Income	—	1,981,742	(1,983,310)	—	—	9,531	1,568	—
PIMCO Foreign Bond (U.S. Dollar-Hedged)	—	920,761	(24,913)	(9,995)	885,982	5,139	129	—
PIMCO Income	4,598,106	417,664	(2,291,473)	50,226	2,635,563	133,960	(67,771)	10,599
PIMCO Long-Term Credit	—	1,285,008	(31,643)	(37,616)	1,215,464	16,654	(285)	—
PIMCO Mortgage Opportunities	—	1,538,989	(13,158)	4,385	1,530,249	13,012	33	—
PIMCO Real Return	3,508,059	214,373	(3,651,138)	—	—	63,923	(79,799)	1,081
PIMCO Senior Floating Rate	874,988	26,410	(884,632)	—	—	1,525	(24,657)	1,658
PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	3,313,772	400,069	(2,208,115)	147,778	1,557,762	145,141	7,456	—
PIMCO TRENDS Managed Futures Strategy	—	1,967,972	(49,495)	(91,864)	1,827,527	—	914	—
Totals	$40,073,191	$37,564,769	$(36,559,500)	$1,373,607	$40,112,757	$813,908	$(7,170)	$819,485

AllianzGI Retirement 2045:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$1,205,983	$57,307	$(1,215,099)	—	—	$8,572	$167,447	$48,735
AllianzGI Best Styles Global Equity	2,412,208	115,535	(2,408,950)	—	—	56,837	94,577	58,699
AllianzGI Best Styles International Equity	—	3,311,345	(756,710)	$171,777	$2,758,840	—	32,428	—
AllianzGI Best Styles U.S. Equity	—	5,282,114	(1,427,822)	74,932	3,934,335	—	5,111	—
AllianzGI Emerging Markets Consumer	—	782,123	(115,994)	27,022	703,519	—	10,368	—
AllianzGI Emerging Markets Opportunities	535,994	684,731	(643,307)	58,041	590,436	9,622	5,818	—
AllianzGI Global Managed Volatility	1,073,867	117,150	(1,081,015)	—	—	29,014	(35,191)	88,136
AllianzGI Global Natural Resources	496,005	318,669	(114,512)	26,343	721,448	961	1,399	—
AllianzGI Income & Growth	937,779	6,648	(910,762)	—	—	6,648	16,990	—
AllianzGI International Managed Volatility	879,557	262,520	(304,961)	73,202	841,138	34,999	2,020	—
AllianzGI International Small-Cap	738,767	324,419	(1,085,960)	—	—	1,854	77,098	93,031
AllianzGI NFJ Dividend Value	661,157	3,568	(663,653)	—	—	3,568	205,256	—
AllianzGI NFJ International Small-Cap Value	240,308	—	(239,640)	—	—	—	8,148	—
AllianzGI NFJ International Value	794,296	12,621	(781,492)	—	—	2,989	40,095	—
AllianzGI NFJ Mid-Cap Value	686,407	1,222,104	(168,350)	241,523	1,780,917	11,586	1,832	—
AllianzGI Short Duration High Income	1,203,345	36,635	(663,707)	(3,090)	571,675	21,028	(22,568)	—
AllianzGI U.S. Managed Volatility	2,628,396	856,964	(2,220,794)	67,362	980,849	51,325	(98,333)	211,504
AllianzGI U.S. Small-Cap Growth	746,389	592,437	(141,031)	53,973	1,187,581	—	(6,533)	63,708
AllianzGI Ultra Micro Cap	404,148	14,042	(93,908)	34,520	355,293	—	5,932	3,517
PIMCO 1-5 Year U.S. TIPS Index	521,121	—	(515,751)	—	—	—	(7,554)	—

360	May 31, 2015 |	Semiannual Report

AllianzGI Retirement 2045 (cont’d)
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
PIMCO 15+ Year U.S. TIPS Index	—	$579,939	$(197,388)	$(7,052)	$374,926	—	$(573)	—
PIMCO Broad U.S. TIPS Index	—	1,115,043	(361,650)	(11,504)	732,928	—	(8,961)	—
PIMCO CommoditiesPLUS® Strategy	$548,268	876,226	(300,475)	(15,147)	1,079,338	$15,050	(106,283)	$818
PIMCO Commodity RealReturn Strategy	1,275,364	247,192	(1,336,013)	—	—	—	(363,597)	—
PIMCO EqS Long/Short	—	1,144,833	(126,480)	25,593	1,045,329	—	1,383	—
PIMCO Floating Income	—	1,039,943	(1,039,767)	—	—	5,071	(176)	—
PIMCO Income	2,547,779	613,473	(1,400,818)	26,457	1,717,956	76,580	(38,679)	5,738
PIMCO Long-Term Credit	—	675,526	(60,946)	(19,191)	595,895	8,906	506	—
PIMCO Real Return	1,350,693	565,237	(1,903,712)	—	—	19,214	(6,133)	406
PIMCO Senior Floating Rate	267,621	498	(263,099)	—	—	457	(7,366)	497
PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	2,282,537	234,282	(1,286,891)	110,780	1,243,614	159,576	(35,597)	—
PIMCO TRENDS Managed Futures Strategy	—	1,237,677	(150,313)	(52,328)	1,039,735	—	4,699	—
Totals	$24,437,989	$22,330,801	$(23,980,970)	$883,213	$22,255,752	$523,857	$(56,437)	$574,789

AllianzGI Retirement 2050:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$976,820	$53,937	$(985,432)	—	—	$8,068	$156,185	$45,869
AllianzGI Best Styles Global Equity	2,166,603	176,432	(2,238,722)	—	—	50,424	89,199	51,712
AllianzGI Best Styles International Equity	—	2,914,697	(619,851)	$150,107	$2,467,315	—	22,362	—
AllianzGI Best Styles U.S. Equity	—	4,643,703	(1,162,524)	70,207	3,549,995	—	(1,391)	—
AllianzGI Emerging Markets Consumer	—	656,615	(84,726)	22,325	601,557	—	7,343	—
AllianzGI Emerging Markets Opportunities	478,354	646,724	(528,501)	145,461	609,171	8,447	8,516	—
AllianzGI Global Managed Volatility	860,382	93,441	(866,057)	—	—	23,142	(16,233)	70,299
AllianzGI Global Natural Resources	506,521	283,167	(88,441)	56,097	720,875	960	(2,211)	—
AllianzGI Income & Growth	732,025	9,013	(715,027)	—	—	5,155	98,239	—
AllianzGI International Managed Volatility	704,518	258,879	(156,664)	69,368	816,537	28,227	1,398	—
AllianzGI International Small-Cap	646,511	298,995	(961,879)	—	—	1,649	143,298	82,718
AllianzGI NFJ Dividend Value	644,311	3,425	(647,244)	—	—	3,425	276,651	—
AllianzGI NFJ International Small-Cap Value	216,817	—	(216,215)	—	—	—	6,322	—
AllianzGI NFJ International Value	642,574	2,389	(624,573)	—	—	2,389	27,636	—
AllianzGI NFJ Mid-Cap Value	597,590	1,127,994	(146,705)	168,595	1,616,026	10,032	992	—
AllianzGI Short Duration High Income	958,321	27,019	(972,146)	—	—	4,930	(27,226)	—
AllianzGI U.S. Managed Volatility	2,201,900	703,829	(1,635,182)	102,035	1,040,627	40,897	(75,479)	168,532
AllianzGI U.S. Small-Cap Growth	644,262	503,998	(88,221)	101,517	1,050,461	—	(2,673)	54,228
AllianzGI Ultra Micro Cap	386,149	27,511	(89,978)	32,178	354,279	—	6,517	3,299
PIMCO 15+ Year U.S. TIPS Index	—	341,111	(121,587)	(7,039)	212,063	—	(422)	—
PIMCO Broad U.S. TIPS Index	—	782,779	(153,880)	(9,514)	615,967	—	(3,418)	—
PIMCO CommoditiesPLUS® Strategy	481,242	846,793	(259,221)	(10,351)	1,035,959	13,211	(84,900)	716
PIMCO Commodity RealReturn Strategy	1,128,875	214,553	(1,176,761)	—	—	—	(314,173)	—
PIMCO EqS Long/Short	—	1,004,175	(93,080)	20,170	932,106	—	841	—
PIMCO Floating Income	—	723,785	(723,742)	—	—	3,542	(43)	—

Semiannual Report	| May 31, 2015	361

Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

AllianzGI Retirement 2050 (cont’d)
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
PIMCO Income	$1,396,484	$474,331	$(1,010,965)	$25,688	$834,489	$41,355	$(17,027)	$3,145
PIMCO Long-Term Credit	—	587,027	(38,889)	(16,267)	532,186	7,432	315	—
PIMCO Real Return	1,072,223	364,198	(1,424,019)	—	—	15,307	(8,307)	326
PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	2,194,928	275,148	(1,413,876)	96,560	1,056,184	135,422	(45,010)	—
PIMCO TRENDS Managed Futures Strategy	—	1,081,871	(114,374)	(46,313)	924,497	—	3,313	—
Totals	$19,637,410	$19,127,539	$(19,358,482)	$970,824	$18,970,294	$404,014	$250,614	$480,844

AllianzGI Retirement 2055:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$401,624	$23,373	$(405,395)	—	—	$3,496	$56,949	$19,877
AllianzGI Best Styles Global Equity	791,484	37,313	(790,349)	—	—	18,356	28,450	18,957
AllianzGI Best Styles International Equity	—	1,074,483	(131,918)	$60,114	$1,006,906	—	4,227	—
AllianzGI Best Styles U.S. Equity	—	1,768,366	(261,692)	29,367	1,535,619	—	(422)	—
AllianzGI Emerging Markets Consumer	—	247,634	(13,127)	8,759	244,330	—	1,065	—
AllianzGI Emerging Markets Opportunities	174,816	296,886	(229,986)	29,803	246,206	3,072	1,058	—
AllianzGI Global Managed Volatility	358,473	38,237	(360,728)	—	—	9,470	(7,803)	28,767
AllianzGI Global Natural Resources	185,017	120,010	(17,367)	11,799	294,226	349	(2,716)	—
AllianzGI Income & Growth	237,959	1,655	(231,332)	—	—	1,655	17,144	—
AllianzGI International Managed Volatility	284,711	108,570	(61,843)	33,973	333,564	11,202	(4,229)	—
AllianzGI International Small-Cap	244,683	103,078	(354,281)	—	—	600	39,563	30,087
AllianzGI NFJ Dividend Value	274,044	1,453	(275,458)	—	—	1,453	91,659	—
AllianzGI NFJ International Small-Cap Value	78,301	—	(78,084)	—	—	—	1,943	—
AllianzGI NFJ International Value	274,601	12,747	(278,901)	—	—	1,040	35,650	—
AllianzGI NFJ Mid-Cap Value	234,506	442,600	(14,250)	89,348	677,098	3,909	(210)	—
AllianzGI Short Duration High Income	340,760	6,245	(342,434)	—	—	1,794	(8,063)	—
AllianzGI U.S. Managed Volatility	838,657	265,180	(591,950)	28,280	425,125	15,257	(30,595)	62,873
AllianzGI U.S. Small-Cap Growth	234,490	229,620	(31,389)	26,959	429,137	—	(1,165)	19,706
AllianzGI Ultra Micro Cap	158,028	18,820	(18,861)	14,343	169,706	—	249	1,333
PIMCO 15+ Year U.S. TIPS Index	—	91,046	—	(4,850)	86,195	—	—	—
PIMCO Broad U.S. TIPS Index	—	246,569	(41,206)	(3,125)	200,980	—	(1,258)	—
PIMCO CommoditiesPLUS® Strategy	185,873	302,836	(51,257)	(17,859)	422,860	5,004	(19,831)	272
PIMCO Commodity RealReturn Strategy	418,671	84,836	(442,804)	—	—	—	(114,314)	—
PIMCO EqS Long/Short	—	378,336	(1,673)	7,037	383,704	—	4	—
PIMCO Floating Income	—	248,364	(248,349)	—	—	1,215	(15)	—
PIMCO Income	397,475	70,520	(288,874)	8,394	170,911	10,342	(4,151)	880
PIMCO Long-Term Credit	—	223,837	—	(6,782)	217,056	2,846	—	—
PIMCO Real Return	317,595	162,067	(477,264)	—	—	3,769	(986)	95
PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	792,926	118,069	(409,669)	40,806	517,734	43,444	(8,660)	—
PIMCO TRENDS Managed Futures Strategy	—	408,422	(11,354)	(19,865)	377,282	—	79	—
Totals	$7,224,694	$7,131,172	$(6,461,795)	$336,501	$7,738,639	$138,273	$73,622	$182,847

362	May 31, 2015 |	Semiannual Report

AllianzGI Retirement Income:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$614,440	$37,930	$(620,544)	—	—	$5,674	$68,873	$32,256
AllianzGI Best Styles Global Equity	594,407	28,470	(593,604)	—	—	14,005	41,428	14,465
AllianzGI Best Styles International Equity	—	1,254,266	(337,671)	$59,884	$989,325	—	12,846	—
AllianzGI Best Styles U.S. Equity	—	4,266,488	(1,576,173)	63,241	2,755,414	—	1,858	—
AllianzGI Emerging Markets Consumer	—	553,547	(100,603)	18,397	478,973	—	7,632	—
AllianzGI Emerging Markets Opportunities	294,966	5,295	(287,526)	—	—	5,295	(11,443)	—
AllianzGI Global Managed Volatility	295,593	32,247	(297,633)	—	—	7,987	25,836	24,260
AllianzGI Global Natural Resources	332,962	313,865	(123,965)	36,597	534,898	662	(2,618)	—
AllianzGI Income & Growth	588,835	16,217	(584,761)	—	—	4,175	87,108	—
AllianzGI International Managed Volatility	293,357	11,673	(291,170)	—	—	11,673	4,528	—
AllianzGI NFJ Dividend Value	437,961	—	(433,680)	—	—	2,364	129,891	—
AllianzGI NFJ International Value	436,458	22,393	(446,646)	—	—	1,706	36,964	—
AllianzGI NFJ Mid-Cap Value	290,478	610,525	(94,126)	9,877	817,765	4,903	32	—
AllianzGI Short Duration High Income	1,911,038	1,203,527	(1,006,275)	18,955	2,127,755	65,044	(22,695)	—
AllianzGI U.S. Managed Volatility	1,867,974	393,477	(2,090,415)	—	—	34,017	(11,371)	138,065
AllianzGI U.S. Small-Cap Growth	290,097	342,947	(71,926)	(3,424)	554,746	—	(2,468)	24,761
PIMCO 1-5 Year U.S. TIPS Index	6,053,514	106,088	(6,089,201)	—	—	—	(140,390)	—
PIMCO 15+ Year U.S. TIPS Index	—	1,374,712	(187,693)	(48,902)	1,137,177	—	(940)	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index	—	373,458	—	17,657	391,115	—	—	—
PIMCO Broad U.S. TIPS Index	—	5,167,640	(916,901)	(18,747)	4,214,549	—	(17,443)	—
PIMCO CommoditiesPLUS® Strategy	—	692,204	(107,704)	29,936	620,701	—	6,265	—
PIMCO Commodity RealReturn Strategy	704,264	71,664	(675,077)	—	—	—	(202,497)	—
PIMCO Floating Income	—	1,461,077	(1,462,579)	—	—	6,894	1,502	—
PIMCO Foreign Bond (U.S. Dollar-Hedged)	—	710,424	(73,865)	(7,620)	629,667	3,947	728	—
PIMCO Income	4,191,035	1,074,049	(1,561,339)	237,348	3,652,553	147,975	(16,605)	9,421
PIMCO Long-Term Credit	—	1,155,757	(106,449)	(33,705)	1,015,306	17,062	(297)	—
PIMCO Mortgage Opportunities	1,473,910	2,272,067	(1,236,264)	14,150	2,516,481	32,365	4,018	—
PIMCO Real Return	5,009,648	138,651	(5,009,709)	—	—	117,649	107,644	1,510
PIMCO Senior Floating Rate	885,030	1,645	(870,077)	—	—	1,511	(24,250)	1,645
PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	882,592	88,631	(732,480)	27,171	253,719	41,089	40,087	—
PIMCO TRENDS Managed Futures Strategy	—	733,239	(94,418)	(30,441)	611,226	—	2,846	—
Totals	$27,448,559	$24,514,173	$(28,080,474)	$390,374	$23,301,370	$525,997	$127,069	$246,383

AllianzGI Global Allocation:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$8,221,846	$702,703	$(8,336,164)	—	—	$105,112	$1,299,423	$597,591
AllianzGI Best Styles Global Equity	8,498,079	94,247,770	(688,138)	$5,991,052	$107,104,967	217,003	(20,791)	206,793
AllianzGI Emerging Markets Opportunities	4,255,106	76,386	(4,112,314)	—	—	76,386	1,367,215	—
AllianzGI Global Managed Volatility	6,380,384	740,726	(6,501,421)	—	—	172,387	629,309	523,659
AllianzGI Global Natural Resources	3,932,452	7,077	(3,928,150)	—	—	7,077	842,869	—
AllianzGI Income & Growth	4,210,588	29,851	(4,194,897)	—	—	29,851	879,273	—
AllianzGI International Managed Volatility	8,350,024	949,553	(193,633)	1,843,503	9,350,549	332,262	(1,320)	—
AllianzGI International Small-Cap	3,313,156	308,463	(3,364,633)	—	—	6,028	1,130,595	302,435

Semiannual Report	| May 31, 2015	363

Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

AllianzGI Global Allocation (cont’d)
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI NFJ Dividend Value	$12,510,549	$67,517	$(12,616,792)	—	—	$67,517	$3,467,315	—
AllianzGI NFJ Global Dividend Value	11,632,095	623,053	(11,496,513)	—	—	177,173	1,733,845	$445,880
AllianzGI NFJ International Small-Cap Value	2,096,762	218,899	(2,071,911)	—	—	55,102	(195,968)	163,797
AllianzGI NFJ International Value	10,472,618	38,936	(10,179,246)	—	—	38,936	777,520	—
AllianzGI NFJ Mid-Cap Value	6,059,886	102,289	(6,124,303)	—	—	102,289	609,236	—
AllianzGI Short Duration High Income	10,412,267	4,380,945	(689,740)	$(11,975)	$14,196,150	355,347	(22,769)	—
AllianzGI U.S. Managed Volatility	16,976,055	1,665,122	(5,801,706)	1,131,896	11,070,236	276,036	(365,261)	1,137,518
PIMCO 15+ Year U.S. TIPS Index	—	3,963,576	(651,009)	(258,397)	3,021,075	—	(33,095)	—
PIMCO 7-15 Year U.S. Treasury Index	—	4,124,941	—	4,317	4,129,258	23,026	—	8,247
PIMCO Commodities PLUS® Strategy	5,915,364	221,725	(5,381,453)	—	—	151,843	(1,907,976)	—
PIMCO Commodity RealReturn Strategy	—	2,043,834	—	(89,446)	1,954,388	—	—	—
PIMCO Emerging Markets Bond	8,369,850	98,321	(7,942,640)	—	—	36,852	(728,378)	98,321
PIMCO Floating Income	10,450,702	—	(10,107,252)	—	—	55,452	(677,655)	—
PIMCO Foreign Bond (U.S. Dollar-Hedged)	3,179,318	181,388	(3,208,764)	—	—	175,667	428,951	11,156
PIMCO Income	17,235,145	8,367,844	(8,411,223)	1,749,549	16,926,021	639,953	(35,894)	38,611
PIMCO Investment Grade Corporate Bond	—	9,047,548	—	(282,636)	8,764,912	95,919	—	—
PIMCO Long-Term Credit	—	10,215,983	(10,718,893)	—	—	41,786	502,910	—
PIMCO Long-Term U.S. Government	—	5,107,892	(5,477,086)	—	—	9,010	369,194	—
PIMCO Mortgage Opportunities	4,189,877	6,135,803	(10,343,721)	—	—	38,395	68,362	—
PIMCO Real Return	—	10,213,662	(10,543,076)	—	—	10,035	329,414	—
PIMCO Senior Floating Rate	7,321,724	14,713	(7,235,613)	—	—	28,723	(188,669)	13,611
PIMCO Short-Term	8,334,726	637,898	(8,830,608)	—	—	50,431	(23,628)	40,611
PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	10,654,336	584,741	(10,527,517)	—	—	596,449	64,200	—
Totals	$192,972,909	$165,119,159	$(179,678,416)	$10,077,863	$176,517,556	$3,972,047	$10,298,227	$3,588,230

AllianzGI Global Dynamic Allocation:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Behavioral Advantage Large Cap	$317,663	$26,221	$(321,862)	—	—	$3,922	$49,644	$22,299
AllianzGI Best Styles Emerging Markets Equity	—	421,769	—	$27,320	$449,089	—	—	—
AllianzGI Best Styles Global Equity	508,334	23,621	(507,553)	—	—	11,620	23,689	12,001
AllianzGI Best Styles International Equity	—	1,150,858	—	71,308	1,222,166	—	—	—
AllianzGI Best Styles U.S. Equity	—	1,230,895	—	26,263	1,257,158	—	—	—
AllianzGI Emerging Markets Opportunities	95,731	1,719	(92,519)	—	—	1,719	35,417	—
AllianzGI Global Managed Volatility	252,019	27,038	(254,129)	—	—	6,696	24,406	20,342
AllianzGI Global Natural Resources	145,991	9,912	(155,347)	—	—	280	46,008	—
AllianzGI Income & Growth	158,086	1,096	(157,467)	—	—	1,096	38,737	—

364	May 31, 2015 |	Semiannual Report

AllianzGI Global Dynamic Allocation (cont’d)
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI International Managed Volatility	$311,847	$94,694	$(93,142)	$43,802	$323,906	$12,295	$(756)	—
AllianzGI International Small-Cap	155,170	15,529	(155,002)	—	—	304	62,908	$15,225
AllianzGI NFJ Dividend Value	254,570	1,325	(256,707)	—	—	1,325	73,370	—
AllianzGI NFJ Emerging Markets Value	49,089	1,933	(46,818)	—	—	1,138	(302)	795
AllianzGI NFJ Global Dividend Value	251,415	13,282	(248,434)	—	—	3,777	39,863	9,505
AllianzGI NFJ International Small-Cap Value	156,054	16,292	(154,204)	—	—	4,101	1,296	12,191
AllianzGI NFJ International Value	217,398	808	(211,308)	—	—	808	35,681	—
AllianzGI NFJ Mid-Cap Value	281,142	4,706	(284,082)	—	—	4,706	28,546	—
AllianzGI Short Duration High Income	187,083	32,114	(65,977)	593	153,168	4,322	(1,453)	—
AllianzGI U.S. Managed Volatility	505,573	146,969	(249,633)	71,255	357,315	8,074	1,512	33,271
AllianzGI Ultra Micro Cap	154,900	1,348	(157,518)	—	—	—	18,165	1,348
PIMCO Broad U.S. TIPS Index	—	210,041	(203,884)	—	—	—	(6,157)	—
PIMCO CommoditiesPLUS® Strategy	293,978	17,029	(271,466)	—	—	7,973	(86,484)	433
PIMCO Commodity RealReturn Strategy	149,678	—	(137,306)	—	—	—	(23,316)	—
PIMCO Emerging Markets Bond	—	162,746	—	(1,996)	160,750	643	—	—
PIMCO Income	220,099	229,480	(214,734)	2,587	231,578	5,890	18,509	489
PIMCO Investment Grade Corporate Bond	—	897,681	(431,523)	4,803	466,762	10,121	(4,199)	—
PIMCO Long-Term Credit	—	150,887	—	(2,125)	148,762	3,028	—	—
PIMCO Mortgage Opportunities	125,821	104,744	(3,113)	2,094	228,211	3,244	6	—
PIMCO Mortgage-Backed Securities	—	652,059	(177,427)	1,876	477,678	3,976	1,170	—
PIMCO Short-Term	437,032	2,089	(433,896)	—	—	2,458	(3,684)	2,089
PIMCO StocksPLUS® International (U.S. Dollar-Hedged)	444,843	—	(415,132)	—	—	24,815	4,202	—
Totals	$5,673,516	$5,648,885	$(5,700,183)	$247,780	$5,476,543	$128,331	$376,778	$129,988

AllianzGI Global Megatrends:
	Market Value 2/2/2015*	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Emerging Markets Consumer	—	$600,000	—	$13,443	$613,443	—	—	—
AllianzGI Global Natural Resources	—	600,000	—	20,524	620,524	—	—	—
AllianzGI Global Water	—	600,000	—	28,015	628,015	—	—	—
AllianzGI Health Sciences	—	600,000	—	88,051	688,051	—	—	—
AllianzGI Technology	—	600,000	—	62,982	662,982	—	—	—
Totals	—	$3,000,000	—	$213,015	$3,213,015	—	—	—

AllianzGI Multi-Asset Real Return:
	Market Value 11/30/2014	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 5/31/2015	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Global Natural Resources	$953,434	$415,716	—	$79,218	$1,412,605	$1,716	—	—
PIMCO Commodity RealReturn Strategy	1,128,836	264,000	—	(294,403)	1,252,264	—	—	—
PIMCO Emerging Markets Bond	299,666	3,520	$(284,371)	—	—	1,320	$(19,369)	$3,520
Rayonier Advanced Materials, Inc.†	1,602	—	—	(1,444)	1,072	9	—	—
Totals	$2,383,538	$683,236	$(284,371)	$(216,629)	$2,665,941	$3,045	$(19,369)	$3,520

†	Not affiliated at May 31, 2015.
*	Commencement of operations.

Semiannual Report	| May 31, 2015	365

Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

12.	FUND EVENTS

(a) New Funds

On December 1, 2014, AllianzGI Best Styles U.S. Equity Fund commenced operations as a series of the Trust, offering Class P, Institutional Class and Class R6 shares.

On December 1, 2014, AllianzGI Emerging Markets Consumer Fund and AllianzGI Emerging Markets Small-Cap Fund commenced operations as series of the Trust, offering Class A and Institutional Class shares.

On December 9, 2014, AllianzGI Best Styles Emerging Markets Equity Fund and AllianzGI Best Styles International Equity Fund commenced operations as series of the Trust, offering Class P, Institutional Class and Class R6 shares.

On December 9, 2014, AllianzGI Global Sustainability Fund commenced operations as a series of the Trust, offering Class A, Class P and Institutional Class shares.

On February 2, 2015, AllianzGI Global Megatrends Fund commenced operations as a series of the Trust, offering Class A, Class P and Institutional Class shares.

On February 2, 2015, AllianzGI Europe Equity Dividend Fund commenced operations as a series of the Trust, offering Class A, Class C, Class P and Institutional Class shares.

On February 2, 2015, AllianzGI International Growth Fund commenced operations as a series of the Trust, offering Class A and Institutional Class shares.

(b) New Share Classes

Effective December 22, 2014, AllianzGI Best Styles Global Equity Fund began offering Class P shares.

(c) Policy Change

Effective January 1, 2015, AllianzGI Global Allocation Fund revised its principal investment strategies, principal risks fees and expenses. The Fund seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. The Fund targets a long-term average strategic asset allocation of 60% to global equity exposure and 40% to fixed income exposure. Depending on market conditions, the equity component of the portfolio may range between approximately 50% and 70% of the Fund’s assets and the fixed income component of the portfolio may range between approximately 30% and 50% of the Fund’s assets. The Fund’s principal risks were revised to correspond with the changes to the Fund’s principal investment strategies.

Effective January 1, 2015, AllianzGI Global Dynamic Allocation Fund revised its principal investment strategies, principal risks, benchmarks and fees and expenses. The Fund seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. The Fund targets a long-term average strategic asset allocation of 60% to global equity exposure and 40% to fixed income exposure. Depending on market conditions, the equity component of the portfolio may range between approximately 20% and 80% of the Fund’s assets and the fixed income component of the portfolio may range between approximately 20% and 80% of the Fund’s assets. The Fund’s principal risks were revised to correspond with the changes to the Fund’s principal investment strategies. The Fund added the Barclays U.S. Aggregate Bond Index and a custom blended index comprised of 60% MSCI ACWI and 40% Barclays U.S. Aggregate Bond Index as benchmarks.

Effective April 1, 2015, the Target Date Funds implemented a derivatives strategy that would enable each Target Date Fund to invest up to 10% of its assets in equity index futures and up to 10% of its assets in interest rate futures.

Effective April 1, 2015, AllianzGI Best Styles U.S. Equity Fund and AllianzGI U.S. Small-Cap Growth Fund define “U.S. companies” as those companies whose securities are traded in U.S. markets and that (i) are organized or headquartered in the United States or (ii) are designated as U.S. companies by commonly recognized market data services.

(d) Name Change

Effective February 2, 2015, AllianzGI Global Growth Allocation Fund changed its name to AllianzGI Global Dynamic Allocation Fund.

(e) Sales Charge Change

Effective April 1, 2015, AllianzGI Short Duration High Income Fund changed the sales charge for Class A and Class C. For Class A purchases in excess of $250,000, CDSC decreased from 1.00% to 0.50% and the CDSC period decreased from 18 months to 12 months. Class C upfront dealer commission increased from 0.55% to 0.75%.

(f) Reorganization

On March 23, 2015, the Board approved an Agreement and Plan of Reorganization pursuant to which the AllianzGI Behavioral Advantage Large Cap Fund would be reorganized on a tax-free basis with and into the Fuller & Thaler Behavioral Core Equity Fund, a corresponding, newly-created series of Capitol Series Trust (the “Reorganization”). The Reorganization is subject to the satisfaction of a number of conditions, including approval by the shareholders at a special meeting of the shareholders expected to be held in the fourth quarter of 2015. If the Reorganization is approved, Fuller & Thaler, the current sub-adviser of the AllianzGI Behavioral Advantage Large Cap, will serve as investment adviser to the Fuller & Thaler Behavioral Core Equity Fund.

13.	PAYMENTS FROM AFFILIATES

During the fiscal year ended November 30, 2014, AllianzGI U.S. reimbursed AllianzGI Convertible, AllianzGI Global Fundamental Strategy, AllianzGI High Yield Bond and AllianzGI U.S. Equity Hedged $475,282, $575, $174,513 and $317, respectively for realized losses resulting from trading errors.

14.	SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

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On June 3, 2015, the Board approved a change to the Trust’s fiscal year end from November 30 to September 30. The change will be effective September 30, 2015.

Effective June 5, 2015, AllianzGI NFJ Global Dividend Value revised its principal investment strategy as follows: The Fund seeks to achieve its objective by normally investing primarily in common stocks of U.S. and non-U.S. companies with market capitalizations in excess of $100 million.

On June 18, 2015, the following Funds declared per-share net investment income dividends to shareholders, payable June 18, 2015 to shareholders of record on June 17, 2015.

Fund Name	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Retirement Income	$0.10448	NA	$0.07217	$0.10031	$0.08745	$0.11674	NA	$0.12330	$0.10693
AllianzGI Global Allocation	0.02673	$0.00001	0.00378	0.02691	0.02213	0.03396	$0.03407	NA	0.02625
AllianzGI Convertible	0.08616	NA	0.01641	0.07852	0.05784	0.10555	0.11402	NA	0.09062
AllianzGI Emerging Markets Debt	0.12530	NA	0.09806	NA	NA	0.13077	0.13444	NA	NA
AllianzGI High Yield Bond	0.04570	NA	0.04113	0.04764	0.04276	0.04960	0.05000	NA	0.04729
AllianzGI International Value II	0.14328	NA	0.10770	0.14748	NA	0.15238	0.15184	NA	NA
AllianzGI NFJ Emerging Markets Value	0.11022	NA	0.09037	0.10850	NA	0.10957	0.11669	NA	NA
AllianzGI NFJ Global Dividend Value	0.18995	NA	0.15269	0.16453	NA	0.18318	0.20243	NA	NA
AllianzGI Short Duration High Income	0.06000	NA	0.05620	0.05980	NA	0.06297	0.06383	NA	NA

On July 16, 2015, the following Funds declared per-share net investment income dividends to shareholders, payable July 16, 2015 to shareholders of record on July 15, 2015.

Fund Name	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
AllianzGI High Yield Bond	$0.04554	$0.04070	$0.04751	$0.04267	$0.04959	$0.05000	$0.04712
AllianzGI Short Duration High Income	0.06000	0.05598	0.05988	NA	0.06255	0.06399	NA

On July 23, 2015, the following Funds declared per-share net investment income dividends and/or short-term and long-term capital gain distributions to shareholders, payable July 23, 2015 to shareholders of record on July 22, 2015.

Fund Name	Class A	Class C	Class D	Class R	Class P	Institutional Class
AllianzGI China Equity	$0.11524	$0.05304	$0.09343	NA	$0.00039	$0.00875
AllianzGI International Small-Cap	0.05389	0.03388	0.05760	$0.01987	0.01776	0.00001

Fund Name	Short-Term Capital Gains	Long-Term Capital Gains
AllianzGI Retirement 2015	NA	$0.00697
AllianzGI Retirement 2020	NA	0.02363
AllianzGI Retirement 2025	NA	0.01345
AllianzGI Retirement 2030	NA	0.03423
AllianzGI Retirement 2035	NA	0.03618
AllianzGI Retirement 2040	NA	0.06437
AllianzGI Retirement 2045	NA	0.07877
AllianzGI Retirement 2050	NA	0.09755
AllianzGI Retirement 2055	NA	0.13127
AllianzGI Retirement Income	NA	0.02178
AllianzGI Global Allocation	NA	0.00950
AllianzGI Global Dynamic Allocation	NA	0.00693
AllianzGI Best Styles Global Equity	$0.00226	0.00202
AllianzGI China Equity	NA	0.23855
AllianzGI Global Managed Volatility	NA	0.38776

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Notes to Financial Statements (cont’d)

May 31, 2015 (Unaudited)

Fund Name	Short-Term Capital Gains	Long-Term Capital Gains
AllianzGI NFJ Global Dividend Value	NA	$0.65455
AllianzGI NFJ International Small-Cap Value	NA	0.10143
AllianzGI NFJ International Value II	NA	0.01950
AllianzGI Structured Return	NA	0.00034
AllianzGI U.S. Equity Hedged	$0.31119	NA

On or about August 24, 2015, AllianzGI International Small-Cap is expected to revise its principal investment strategy as follows: The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. The Fund currently defines companies with smaller market capitalizations as those with market capitalizations comparable to companies included in the MSCI World Small-Cap Index (between $18.4 million and $8.9 billion as of April 30, 2015). Under normal market and other conditions, the Fund expects to maintain a weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the securities in the MSCI World Small-Cap Index, which as of April 30, 2015 would result in a weighted-average market capitalization ranging from $625 million to $2.5 billion.

There were no other subsequent events identified that require recognition or disclosure.

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Unaudited

Shareholder Meeting Results/Changes to Board of Trustees

Shareholder Meeting Results:

The Trust held a special shareholder meeting on December 18, 2014 for the election of Trustees to the Board.

Shareholders of the Trust voted as indicated below:

	Affirmative	Withholding Authority
Re-election of Deborah A. Decotis	169,787,171	3,064,959
Re-election of Bradford K. Gallagher	169,677,709	3,174,421
Re-election of James A. Jacobson	169,735,425	3,116,705
Re-election of Hans W. Kertess	169,675,709	3,176,421
Re-election of William B. Ogden, IV	169,655,209	3,196,921
Re-election of Alan Rappaport	169,446,660	3,405,470
Election of F. Ford Drummond	169,904,261	2,947,869
Election of Susan M. King*	169,523,449	3,328,681
Election of James S. MacLeod	169,879,451	2,972,679
Election of Davey S. Scoon	169,833,621	3,018,509
Election of Julian Sluyters*	169,609,020	3,243,110

*	Interested Trustee

There were no abstentions or broker non-votes with regards to this election.

Changes to Board of Trustees:

Effective December 18, 2014, John C. Maney resigned as a Trustee of the Trust.

Effective December 18, 2014, F. Ford Drummond, Susan M. King, James S. MacLeod, Davey S. Scoon and Julian Sluyters were elected as Trustees of the Trust.

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Unaudited

Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees (the “Trustees”) and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of (i) the Trust’s Amended and Restated Investment Management Agreement (the “Investment Management Agreement”) on behalf of each Renewal Fund (as defined below) with Allianz Global Investors Fund Management LLC (the “Investment Manager”), and (ii) the Sub-Advisory Agreements between the Investment Manager and the applicable sub-adviser for each Renewal Fund. The Investment Management Agreement and the Sub-Advisory Agreements are collectively referred to herein as the “Agreements.” The sub-advisers for the Renewal Funds include Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), Fuller & Thaler Asset Management, Inc. (“F&T”) and NFJ Investment Group LLC (“NFJ”) (collectively, the “Sub-Advisers”).

The 1940 Act also requires that the Trustees and the Independent Trustees initially approve any new investment management or subadvisory agreement for a Fund (as defined below). New agreements approved for Funds covered by this report relate to the organization of AllianzGI Europe Equity Dividend Fund (the “Europe Equity Dividend Fund”), AllianzGI Global Megatrends Fund (the “Global Megatrends Fund”) and AllianzGI International Growth Fund (the “International Growth Fund”, and together with the Europe Equity Dividend Fund and the Global Megatrends Fund, the “New Funds”). At an in-person meeting held on December 17, 2014, the Board and the Independent Trustees unanimously approved, for an initial two-year term, (i) the Investment Management Agreement on behalf of each of the New Funds, each a new series of the Trust, and the Sub-Advisory Agreement between the Investment Manager and AllianzGI U.S. for each of the New Funds. The New Funds commenced operations on February 2, 2015.

With respect to the Renewal Funds, the Independent Trustees had a pre-meeting on March 4-5, 2015 with independent counsel to discuss the materials provided by the Investment Manager in response to the Independent Trustees’ written request for information regarding the annual renewals. Representatives from Fund management attended portions of that meeting to, among other topics, review the comparative fee and expense information and comparative performance information prepared and provided by Lipper, Inc. (“Lipper”) for each Renewal Fund and its Lipper peer group.

At an in-person meeting held on March 23, 2015, the Board and the Independent Trustees unanimously approved the continuation of the Agreements for an additional one-year period from April 1, 2015 through March 31, 2016 with respect to AllianzGI Retirement 2015 Fund (the “2015 Fund”), AllianzGI Retirement 2020 Fund (the “2020 Fund”), AllianzGI Retirement 2025 Fund (the “2025 Fund”), AllianzGI Retirement 2030 Fund (the “2030 Fund”), AllianzGI Retirement 2035 Fund (the “2035 Fund”), AllianzGI Retirement 2040 Fund (the “2040 Fund”), AllianzGI Retirement 2045 Fund (the “2045 Fund”), AllianzGI

Retirement 2050 Fund (the “2050 Fund”), AllianzGI Retirement 2055 Fund (the “2055 Fund”), AllianzGI Retirement Income Fund (the “Retirement Income Fund” and, together with the 2015 Fund, the 2020 Fund, the 2025 Fund, the 2030 Fund, the 2035 Fund, the 2040 Fund, the 2045 Fund, the 2050 Fund and the 2055 Fund, the “Retirement Funds”), AllianzGI Global Allocation Fund (the “Global Allocation Fund”), AllianzGI Global Dynamic Allocation Fund (the “Global Dynamic Fund” and, together with the Global Allocation Fund, the “Allocation Funds”), AllianzGI Best Styles Global Equity Fund (the “Best Styles Global Equity Fund”), AllianzGI China Equity Fund (the “China Equity Fund”), AllianzGI Convertible Fund (the “Convertible Fund”), AllianzGI Global Fundamental Strategy Fund (the “Global Fundamental Strategy Fund”), AllianzGI Global Managed Volatility Fund (the “Global Managed Volatility Fund”), AllianzGI Global Water Fund (the “Global Water Fund”), AllianzGI High Yield Bond Fund (the “High Yield Bond Fund”), AllianzGI International Small-Cap Fund (the “International Small-Cap Fund”), AllianzGI Micro Cap Fund (the “Micro Cap Fund”), AllianzGI Multi-Asset Real Return Fund (the “Multi-Asset Real Return Fund”), AllianzGI Short Duration High Income Fund (the “Short Duration High Income Fund”), AllianzGI Structured Return Fund (the “Structured Return Fund”), AllianzGI Ultra Micro Cap Fund (the “Ultra Micro Cap Fund”), AllianzGI U.S. Equity Hedged Fund (the “U.S. Equity Hedged Fund”), AllianzGI U.S. Small-Cap Growth Fund (“U.S. Small-Cap Growth Fund”, and, together with the Best Styles Global Equity Fund, the China Equity Fund, the Convertible Fund, the Global Fundamental Strategy Fund, the Global Managed Volatility Fund, the Global Water Fund, the High Yield Bond Fund, the International Small-Cap Fund, the Micro Cap Fund, the Multi-Asset Real Return Fund, the Short Duration High Income Fund, the Structured Return Fund, the Ultra Micro Cap Fund and the U.S. Equity Hedged Fund, the “AllianzGI Funds”), AllianzGI NFJ Emerging Markets Value Fund (the “NFJ Emerging Markets Value Fund”), AllianzGI NFJ Global Dividend Value Fund (the “NFJ Global Dividend Value Fund”), AllianzGI NFJ International Small-Cap Value Fund (the “NFJ International Small-Cap Value Fund”), AllianzGI NFJ International Value II Fund (the “NFJ International Value II Fund” and, together with the NFJ Emerging Markets Value Fund, the NFJ Global Dividend Fund and the NFJ International Small-Cap Value Fund, the “NFJ Funds”), and AllianzGI Behavioral Advantage Large Cap Fund (the “F&T Fund” and, together with the Retirement Funds, the Allocation Funds, the AllianzGI Funds and the NFJ Funds, the “Renewal Funds” and, together with the New Funds, the “Funds”).

The material factors and conclusions that formed the basis of these approvals for the Funds are discussed below.

The Independent Trustees were assisted in their evaluation of the Agreements and the factors that they deemed to be material, including those factors described below, by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during their contract review meetings.

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In connection with their deliberations regarding the approval of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, extent and quality of the various investment management, administrative and other services to be performed by the Investment Manager and the Sub-Advisers under the Agreements.

In connection with their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager including, among other items: (i) information provided by Lipper, an independent third party, for the Renewal Funds on the investment performance of a group of funds with investment classifications and/or objectives comparable to those of the Renewal Funds identified by Lipper (the “Lipper performance universe”), the performance of applicable benchmark indices and the total return investment performance (based on net assets) of the Renewal Funds for various time periods; (ii) information compiled from Morningstar Direct (“Morningstar”), an independent third party, for the New Funds on the investment performance for various time periods, including annualized return performance information for certain time periods, of a group of funds with investment classifications and/or objectives comparable to those proposed for the New Funds; (iii) information on the New Funds’ management fees and other anticipated expenses and on the Renewal Funds’ management fees and other expenses and information compiled from Morningstar or provided by Lipper, as applicable, on the management fees and other expenses of comparable funds identified by Morningstar or Lipper, as applicable; (iv) to the extent applicable, information regarding the investment performance and fees for other funds and accounts managed by the Investment Manager and the Sub-Advisers, including institutional and separate accounts, with similar investment objective(s) and policies to those of the Renewal Funds; (v) with respect to the New Funds, information regarding the performance and fees of other accounts managed by the Investment Manager, AllianzGI U.S. or an affiliate with similar investment objective(s) and policies to those of the New Funds; (vi) an estimate of the profitability to the Investment Manager from its relationship with the New Funds during its first year and the estimated profitability to the Investment Manager from its relationship with the Renewal Funds for the twelve months ended December 31, 2014; (vii) descriptions of various functions performed or to be performed by the Investment Manager and the Sub-Advisers for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices; and (viii) information regarding the overall organization of the Investment Manager and the Sub-Advisers, including information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative and other services to the Funds.

The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. The Trustees recognized that the fee arrangements for the Renewal Funds are the result of years of review and discussion between the Independent Trustees and the Investment Manager, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years. The Trustees evaluated information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account the common interests of all series of the Trust in their review. The Trustees also took into account that the Investment Manager had proposed the continuation of certain advisory fee waivers and expense caps for the Renewal Funds, with certain modifications for certain Renewal Funds and individual share classes, and had proposed to observe certain management fee waivers and/or expense limitations for the New Funds. The Trustees also considered the risk profiles of the Funds.

Performance Information

Fund-specific performance results for the Renewal Funds reviewed by the Trustees are discussed below. The comparative performance information was prepared and provided by Lipper and was not independently verified by the Trustees. Due to the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. With respect to all Renewal Funds, the Trustees reviewed, among other information, comparative information showing performance for Class A and Institutional Class (or, in the case of the Retirement Funds, Class R6) shares of the Renewal Funds against their respective Lipper performance universes for the one-year, three-year, five-year and ten-year periods (to the extent each such Renewal Fund had been in existence) ended November 30, 2014. For Renewal Funds that commenced operations during the Trust’s fiscal year ended November 30, 2014, the Trustees reviewed comparative information showing performance for Class A and Institutional Class shares of the Renewal Funds against their respective Lipper performance universes for the period from the Renewal Fund’s inception through November 30, 2014. Institutional Class performance (or, in the case of the Retirement Funds, Class R6 performance) relative to the median for each Renewal Fund’s Lipper performance universe is described below, and for those Renewal Funds with performance that ranked below the median for their respective Lipper performance universes, the specific quintile rankings for Institutional Class shares are also noted below with respect to the relevant periods of underperformance.

Retirement Funds and Allocation Funds.  For the 2015 Fund, performance was below median (in the fifth quintile) for the one-year,

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Unaudited

Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements (cont’d)

three-year and five-year periods. For the 2020 Fund, performance was below median (in the fifth quintile) for the one-year, three-year and five-year periods. For the 2025 Fund, performance was below median (in the fifth quintile) for the one-year period. For the 2030 Fund, performance was below median (in the fifth quintile) for the one-year, three-year and five-year periods. For the 2035 Fund, performance was below median (in the fifth quintile) for the one-year period. For the 2040 Fund, performance was below median (in the fifth quintile) for the one-year, three-year and five-year periods. For the 2045 Fund, performance was below median (in the fifth quintile) for the one-year period. For the 2050 Fund, performance was below median (in the fifth quintile) for the one-year, three-year and five-year periods. For the 2055 Fund, performance was below median (in the fifth quintile) for the one-year period. For the Retirement Income Fund, performance was below median for the one-year, three-year and five-year periods (in the fourth quintile for the one-year and three-year periods and the third quintile for the five-year period). For the Global Dynamic Allocation Fund, performance was below median (in the fourth quintile) for the one-year and above median for the three-year and five-year periods. For the Global Allocation Fund, performance was below median for the one-year, three-year and five-year periods (in the fifth quintile for the one-year period and the fourth quintile for the three- and five-year periods) and above median for the ten-year period.

AllianzGI Funds.  For the Best Styles Global Equity Fund, performance was above median in the period since the Fund’s inception. For the Convertible Fund, performance was above median for the one-year, three-year, five-year and ten-year periods. For the High Yield Bond Fund, performance was below median for the one-year and three-year periods (in the fourth and third quintile, respectively), and above median for the five-year and ten-year periods. For the Global Managed Volatility Fund, performance was above median for the one-year period. For the Micro Cap Fund, performance was below median for the one-year and five-year periods (in the fourth and third quintile, respectively), and above median for the three-year and ten-year periods. For the Multi-Asset Real Return Fund, performance was below median (in the fifth quintile) for the one-year period. For the Structured Return Fund, performance was above median for the one-year period. For the Ultra Micro Cap Fund, performance was below median (in the fifth quintile) for the one-year period, and above median for the three-year and five-year periods. For the U.S. Small-Cap Growth Fund, performance was below median (in the fourth quintile) for the one-year and five-year periods, and above median for the three-year and ten-year periods. For the U.S. Equity Hedged Fund, performance was above median for the one-year period. For the China Equity Fund, performance was above median for the one-year period, and below median (in the fourth quintile) for the three-year period. For the Global Water Fund, performance was above median for the one-year, three-year and five-year periods. For the International Small-Cap Fund, performance was below median (in the fifth quintile) for the one-year period, and above median for the three-year, five-year and ten-year periods. For the Short Duration High Income Fund, performance was below median (in the fourth and fifth quintile, respectively) for the one-year and three-year periods. For the Global Fundamental Strategy Fund, performance was above median for the one-year period.

NFJ Funds.  For the NFJ Emerging Markets Value Fund, performance was above median for the one-year period. For the NFJ Global Dividend Value Fund, performance was below median (in the fourth quintile) for the one-year and five-year periods, and above median for the three-year period. For the NFJ International Small-Cap Value Fund, performance was above median for the one-year period. For the NFJ International Value II Fund, performance was above median for the one-year period.

F&T Fund.  For the F&T Fund, performance was above median for the one-year period and three-year periods.

In addition, the Trustees considered matters bearing on the Renewal Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

As part of their review, the Trustees examined the ability of the Investment Manager and the Sub-Advisers to provide high-quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision making processes of the Sub-Advisers; the experience of key advisory personnel of the Sub-Advisers or their affiliates, as applicable, responsible for portfolio management of the Funds; the ability of the Investment Manager and the Sub-Advisers to attract and retain capable personnel; and the capability of the senior management and staff of the Investment Manager and the Sub-Advisers. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Advisers’ services or expected services with respect to regulatory compliance and ability to comply with the investment and compliance policies and procedures of the Funds; the nature, extent and quality of certain administrative services the Investment Manager is responsible for providing to the Renewal Funds and would be responsible for providing to the New Funds; and conditions that might affect the ability of the Investment Manager or the Sub-Advisers to provide high quality services to the Funds in the future under the Agreements, including each organization’s respective financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Advisers’ investment process, research capabilities and philosophy were well-suited to each Fund given its investment objectives and policies, and that the Investment Manager and the Sub-Advisers would be able to meet and/or continue to meet any reasonably foreseeable obligations under each Agreement.

Fee and Expense Information

In assessing the reasonableness of the Renewal Funds’ fees and expenses under the Agreements, the Trustees considered, among

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other information, each Renewal Fund’s management fee (or, in the case of the Retirement Funds, each Retirement Fund’s advisory fee) and the Renewal Fund’s total expense ratio as a percentage of average daily net assets and the management fees and total expense ratios of peer groups of funds based on information provided by Lipper. The Trustees also noted the management fee waiver and/or expense limitation agreements observed by the Investment Manager for the Renewal Funds that cap fees or expenses of their various share classes, as certain were proposed to be modified by the Investment Manager. The Trustees also considered, among other items: (i) the level of the Funds’ Sub-Advisory fees; (ii) the allocation of the Management Fee between the Investment Manager and the Sub-Advisers, and the services provided by the Investment Manager, on the one hand, and the Sub-Advisers, on the other hand; and (iii) that the Investment Manager (and not the Funds) pays the Sub-Advisory fees.

In assessing the reasonableness of the New Funds’ proposed fees under the Agreements, the Trustees considered, among other information, the New Funds’ proposed management fee and its expected net expense ratio as a percentage of anticipated average daily net assets, taking into account the management fee waiver and/or expense limitation arrangements that the Investment Manager would observe, and the advisory fees and net expense ratios of a peer group of funds based on information compiled from Morningstar.

The Trustees considered how the net expense ratio of each New Fund was expected to compare to its Morningstar peers, and considered comparisons of each New Fund’s proposed management fee with the advisory fees of the peer funds. The Trustees took into account that a comparison of the Europe Equity Dividend Fund’s and the International Growth Fund’s proposed management fee to the advisory fee of peer funds is complicated because the Europe Equity Dividend Fund’s and the International Growth Fund’s proposed management fee includes a component for administrative services while many peer funds have separate advisory and administration agreements with separate fees. The Trustees therefore placed significant emphasis on the estimated net expense ratio of the Europe Equity Dividend Fund and the International Growth Fund compared to the net expense ratios of the Morningstar peer funds, recognizing that the fees for investment advisory, administrative services and fund operating expenses would be subsumed within the net expense ratio of all funds. The Trustees noted that Global Megatrends Fund is proposed to have no management fee, but would indirectly bear the management fees and other expenses of the affiliated underlying funds in which it would invest. The Independent Trustees placed significant emphasis on the estimated net expense ratios of Global Megatrends Fund compared to the net expense ratios of the Morningstar peer funds.

In comparing the Renewal Funds to their respective Lipper peers, with respect to expenses, the Trustees noted that the Renewal Funds (other than the Retirement Funds) were not charged a separate administration fee, recognizing that their management fee includes a component for administrative services, while many peer funds in the Lipper categories have separate advisory and administration agreements with separate fees. The Trustees also took into account the “unitary” administrative fee structure applicable to the Retirement Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) are, in the case of the Retirement Funds, paid for by the Investment Manager out of the administrative fee.

The Trustees also considered information showing the advisory fees charged by the Investment Manager and Sub-Advisers to other funds and accounts, including institutional and separate accounts, with similar investment objective(s) and policies to those of the Renewal Funds, if any. In comparing these fees, the Trustees considered information provided by the Investment Manager as to the generally broader and more extensive services provided to the Renewal Funds in comparison to institutional or separate accounts, the higher demands placed on the Investment Manager’s investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Renewal Funds, the greater entrepreneurial risk in managing retail mutual funds, and the impact on the Investment Manager and expenses associated with the more extensive regulatory regime to which the Renewal Funds are subject in comparison to institutional or separate accounts.

With respect to the New Funds, the Trustees also considered the management fees charged by the Investment Manager, AllianzGI U.S. or an affiliate to other funds and accounts with similar investment strategies to the New Funds.

The Trustees noted that Global Megatrends Fund would have no management fee, and that the estimated net expense ratio for Class A shares of Global Megatrends Fund was lower than the median for Class A shares of the Fund’s peer funds, and that the estimated net expense ratio for Institutional Class shares of Global Megatrends Fund was higher than the median for Institutional Class shares of the Fund’s peer funds, measured as of October 30, 2014.

The Trustees noted that the proposed management fees and estimated net expense ratios for Class A and Institutional Class shares of Europe Equity Dividend Fund were lower than the median for Class A and Institutional Class shares, respectively, of the Fund’s peer funds, measured as of October 30, 2014.

The Trustees noted that the proposed management fees and estimated net expense ratios for Class A and Institutional Class shares of International Growth Fund were lower than the median for Class A and Institutional Class shares, respectively, of the Fund’s peer funds, measured as of October 30, 2014.

The Trustees reviewed information provided by Lipper comparing each Renewal Fund’s advisory fee or management fee, as applicable, and ratios of total expenses to net assets (“total expense ratios”) for two share classes (Class A and Institutional Class share classes (or, in

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Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements (cont’d)

the case of the Retirement Funds, Class R6)) to those of a group of comparable funds for the most recent fiscal year ended November 30, 2014. Class A shares of the applicable Lipper-selected group of comparable funds are referred to below as the “retail expense group,” and Institutional Class or Class R6 shares, as applicable, are referred to as the “institutional expense group.” The Trustees noted that the Lipper data takes into account any fee reductions or expense limitations that were in effect during a Renewal Fund’s last fiscal year. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and were not independently verified by the Trustees. The Renewal Funds’ fee and expense rankings are discussed below relative to the median of the applicable Lipper-selected group of comparable funds. A Renewal Fund whose fees and expenses were below median had fees and expenses that were less than the median fees and expenses of its peer group, while a Renewal Fund whose fees and expenses were above median had fees and expenses that were higher than the median fees and expenses of its peer group. For those Renewal Funds whose fees or expenses were higher than the median, the specific quintile rankings are also noted below with respect to the relevant above-median fee or expense categories (unless quintile rankings were not provided to the Trustees by Lipper, in which case fund rankings are provided). For these purposes, higher fees and expenses result in a lower quintile ranking, with the first quintile being the highest and the fifth quintile being the lowest ranking. For example, a Renewal Fund with the highest fees and expenses relative to its peer group would rank in the fifth quintile, while a Renewal Fund with the lowest fees and expenses relative to its peer group would rank in the first quintile.

Retirement Funds and Allocation Funds.  For the 2025 Fund, 2030 Fund, 2040 Fund, 2050 Fund and Retirement Income Fund, advisory fees and total expense ratios (taking fee waivers and/or expense limitations into account) were below median for both the retail and institutional expense groups. For the 2015 Fund, 2020 Fund, 2035 Fund and 2045 Fund, advisory fees were below median for both the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were at median for the retail expense group and below median for the institutional expense group. For the 2055 Fund, advisory fees were below median for both the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were above median (in the fourth quintile) for the retail expense group and below median for the institutional expense group. For the Global Dynamic Allocation Fund, management fees were above median (in the fourth quintile) for both the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were below median for both the retail and institutional expense groups. For the Global Allocation Fund, management fees were above median (in the fifth quintile) for both the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were below median for both the retail and institutional expense groups.

AllianzGI Funds. For the Convertible Fund,  management fees were at the median for both the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were below median for both the retail and institutional expense groups. For the Best Styles Global Equity Fund, Global Fundamental Strategy Fund, Global Managed Volatility Fund, High Yield Bond Fund, Multi-Asset Real Return Fund, Short Duration High Income Fund, Structured Return Fund and U.S. Equity Hedged Fund, management fees and total expense ratios (taking fee waivers and/or expense limitations into account) were below median for both the retail and institutional expense groups. For the Micro Cap Fund, management fees were above median (in the fourth quintile) for both the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were below median for the retail expense group and above median (in the fourth quintile) for the institutional expense group. For the Ultra Micro Cap Fund, management fees and total expense ratios (taking fee waivers and/or expense limitations into account) were above median (in the fifth quintile) for both the retail and institutional expense groups. For the China Equity Fund, management fees and total expense ratios (taking fee waivers and/or expense limitations into account) were below median for the retail expense group and at median for the institutional expense group. For the Global Water Fund, management fees were above median (in the fourth quintile and fifth quintile, respectively) for both the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were above median (in the fourth quintile) for both the retail and institutional expense groups. For the International Small-Cap Fund, management fees were below median for both the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were below median for the retail expense group and above median (in the fourth quintile) for the institutional expense group. For the U.S. Small-Cap Growth Fund, management fees were below median for both the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were below median for the retail expense group and above median (in the fifth quintile) for the institutional expense group.

NFJ Funds.  For the NFJ Emerging Markets Value Fund and the NFJ International Value II Fund, management fees and total expense ratios (taking fee waivers and/or expense limitations into account) were below median for both the retail and institutional expense groups. For the NFJ Global Dividend Value Fund, management fees were above the median (in the fourth quintile) for both the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were below median for both the retail and institutional expense groups. For the NFJ International Small-Cap Value Fund, management fees were below median for the retail expense group and at median for the institutional expense group, and total expense ratios (taking fee waivers and/or expense limitations into account) were at median for the retail expense group and below median for the institutional expense group.

374	May 31, 2015 |	Semiannual Report

F&T Fund.  For the F&T Fund, management fees and total expense ratios (taking fee waivers and/or expense limitations into account) were below median for both the retail and institutional expense groups.

The Trustees considered the estimated profitability to the Investment Manager of its relationship with each Renewal Fund and the estimated profitability to the Investment Manager of its relationship with each New Fund and determined that such profitability did not appear to be excessive. The Trustees considered the extent to which the Investment Manager and Sub-Advisers may realize economies of scale or other efficiencies in managing and supporting the Funds. The Trustees took into account that, as open-end investment companies, the Funds intend to raise additional assets, so as the assets of the Funds grow over time, certain economies of scale and other efficiencies may be realized through spreading certain fixed costs across a larger asset base or across a variety of products and services, while also taking into account the fee waiver and expense limitation arrangements observed by the Investment Manager for applicable Funds. Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager, the Sub-Advisers and their affiliates, such as reputational value derived from serving as Investment Manager and Sub-Advisers to the Funds.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and Sub-Advisers’ responses and efforts relating to the investment performance of the Renewal Funds, including efforts to improve performance for underperforming Renewal Funds. With respect to the Renewal Funds, the Trustees also concluded that the fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager or Sub-Advisers, as the case may be, and should be continued. With respect to the New Funds, the Trustees also concluded the proposed fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services to be provided by the Investment Manager or the Sub-Adviser, as the case may be, and should be approved for an initial two-year period. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements with respect to the Renewal Funds and initial approval of the Agreements with respect to the New Funds were in the interests of the applicable Funds and their shareholders, and should be approved.

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Unaudited

Privacy Policy

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC, NFJ Investment Group LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

376	May 31, 2015 |	Semiannual Report

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

■	Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website (including your Social Security Number or Taxpayer Identification Number and your password) to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions on our website, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access — Disclaimer which is incorporated herein by reference and is available on our website.

■	Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Cookies and similar technologies help us to provide customized services and information. We use these technologies on our website to improve our website and services, including to evaluate the effectiveness of our site, and to enhance the site user experience. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

Semiannual Report	| May 31, 2015	377

Allianz Multi-Strategy Funds

Trustees

Davey S. Scoon

Chairman of the Board of Trustees

Deborah A. DeCotis

F. Ford Drummond

Bradford K. Gallagher

James A. Jacobson

Hans W. Kertess

Susan M. King

James S. MacLeod

William B. Ogden, IV

Alan Rappaport

Julian Sluyters

Officers

Julian Sluyters

President & Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Thomas L. Harter

Chief Compliance Officer

Richard H. Kirk

Assistant Secretary

Paul Koo(1)

Assistant Secretary

Morley D. Campbell(2)

Assistant Secretary

Thomas W. Oliver(2)

Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Advisers

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Fuller & Thaler Asset Management, Inc.(3)

411 Borel Avenue, Suite 300

San Mateo, CA 94402

NFJ Investment Group LLC

2100 Ross Avenue, Suite 700

Dallas, TX 75201

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agents

Boston Financial Data Services, Inc.

(Class A, Class B, Class C, Class D and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class, Class R6, and Administrative Class shares)

330 West 9th Street, 5th Floor

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

The Financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 988-8380 for Class A, B, C and R shares or (800) 498-5413 for Class D, P, Institutional, R6 and Administrative shares. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm Eastern Time. Or visit our website, us.allianzgi.com.

(1)	Paul Koo is Assistant Secretary of the Trust with a limited authority to open, maintain and close certain custodial and trading accounts for all series of the Trust.
(2)	Morley D. Campbell and Thomas W. Oliver are Assistant Secretaries of the Trust with a limited authority to open, maintain and close certain custodial and trading accounts for AllianzGI NFJ Emerging Markets Value Fund.
(3)	Fuller & Thaler Asset Management, Inc. is an independently owned investment firm.

About Allianz Global Investors

Understand. Act. This two-word philosophy is at the core of what we do. To stand out as the investment partner our clients trust, we listen closely to understand their needs, then act decisively to deliver solutions. We are a diversified active investment manager with a strong parent company, a culture of risk management and $488 billion in assets under management.* With 24 offices in 18 countries and over 500 investment professionals, we provide global investment and research capabilities with consultative local delivery.

For more information about any of our investment solutions or client services, call your financial advisor or visit us.allianzgi.com.

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting us.allianzgi.com or by calling 1-800-988-8380 (retail classes: A, B, C & R) or 1-800-498-5413 (Class P, Class R6, D, Institutional & Administrative classes). Please read the prospectus carefully before you invest or send money.

* Combined worldwide AUM as of March 31, 2015

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2015. For information about any product, contact your financial advisor.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery

AZ750SA_053115

AGI-2015-05-20-12330

ITEM 2.	CODE OF ETHICS

(a)	Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	SCHEDULE OF INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund’s last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Allianz Funds Multi-Strategy Trust

By:	/s/ Julian Sluyters
Julian Sluyters,
President & Chief Executive Officer

Date:	July 31, 2015

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	July 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Julian Sluyters
Julian Sluyters,
President & Chief Executive Officer

Date:	July 31, 2015

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna,
Treasurer, Principal Financial & Accounting Officer

Date:	July 31, 2015